SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's annual report for the 12 months ended February 28, 1999.

The year under review was challenging for the global and domestic bond markets. Rarely have we witnessed the magnitude of volatility that we experienced over the past year, which was due to a number of different factors, ranging from the global financial crisis that impacted regions in Asia, Latin America and eastern Europe, to the liquidity crisis created by the concerns and uncertainties associated with a number of hedge funds' investment activities in third quarter 1998. Although certain market segments, such as the corporate high yield and mortgage areas, were hit the hardest, the municipal bond market also faced some challenges. The four-year declining interest-rate trend continued in 1998 as many regions around the world experienced slowing and, in certain cases, recession- or even depression-like economies. These regions had a direct impact on the U.S. economy through fewer purchases of American goods, reducing U.S. export levels. Throughout the same period, the American consumer boosted the domestic economy at much higher-than-anticipated levels. With global and domestic inflation virtually nonexistent, the Federal Reserve Board's (the Fed's) monetary policy panel, the Federal Open Market Committee, three times made quarter-point cuts to the federal funds target rate, lowering it to 4.75% on November 17, 1998. The Fed hoped to stimulate global economic growth and instill confidence in the financial markets. The 30-year Treasury bond followed suit, dropping from 5.92% on February 28, 1998, to 5.57% on February 28, 1999.

As interest rates declined, municipal bond issuers increased their refinancing activity of outstanding, higher interest-rate debt. In addition, many municipalities were in excellent fiscal condition due to the strong national economy, which gave them higher confidence to borrow money for new projects. These two conditions led to a surge in 1998's new-issue supply with total volume closely matching 1993's record $293 billion. Although demand from individual investors was relatively stable, at times, the municipal bond market had difficulty absorbing this huge bond supply, which caused the municipal bond market to underperform the Treasury bond market during the past year. To put it in perspective, in October 1998 an investor could purchase



CONTENTS

Shareholder Letter .......................................................     1

Special Feature:
A Word About
Municipal Bond Insurance .................................................     4

Fund Reports
 Franklin Arizona Insured
 Tax-Free Income Fund ....................................................     6

 Franklin Florida Insured
 Tax-Free Income Fund ....................................................    10

 Franklin Insured
 Tax-Free Income Fund ....................................................    15

 Franklin Massachusetts Insured
 Tax-Free Income Fund ....................................................    20

 Franklin Michigan Insured
 Tax-Free Income Fund ....................................................    25

 Franklin Minnesota Insured
 Tax-Free Income Fund ....................................................    30

 Franklin Ohio Insured
 Tax-Free Income Fund ....................................................    35

Municipal Bond Ratings ...................................................    40

Financial Highlights &
Statement of Investments .................................................    42

Financial Statements .....................................................    90

Notes to Financial Statements ............................................    98

Independent Auditors' Report .............................................   103

Tax Information ..........................................................   104


[FUND CATEGORY PYRAMID GRAPH]
a 30-year, AAA municipal bond yielding approximately 105% of the yield on a comparable Treasury bond versus the historical average of approximately 89%. The last time we saw such attractive municipal market valuations was 1985 or 1986.

The prevalence of bond insurance was another trend affecting municipal bond market fundamentals. The increasingly higher percentages of AAA-insured municipal bond issues coming to market over the past four years seems to have finally peaked at approximately 50% in 1998, compared with 37% in 1994. One of the impacts on the market from having so many new bonds insured has been fewer and fewer uninsured bonds. With investors continuing to demand higher yields in a falling interest-rate environment, municipal bond market credit spreads, or the additional interest rate paid to investors for AAA- versus BBB-rated bonds, were extremely narrow. This condition abruptly changed in July 1998 when a large health care organization, with a substantial amount of insured debt outstanding, filed for bankruptcy. In large part, this significant event prompted municipal bond insurers to reevaluate their business models and use a less aggressive strategy in certain market sectors, particularly health care. The market impact has been a widening of credit spreads in the lower-quality, or high yield, market segment.

Looking forward, we anticipate supply pressures to moderate in 1999. Already, municipal new issuance for the first six weeks of the year was down about 18%, compared with the same period last calendar year.* We also expect mid-1998's improved municipal bond demand to continue. Under such circumstances, the municipal bond market would be well-positioned in 1999.

Municipal bonds continue to be an attractive investment for those investors seeking tax-free income as well as providing an opportunity to diversify risk in their portfolios. Depending on your federal and state tax rates, a taxable investment would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a


*Source: The Bond Buyer, February 28, 1999.


2
tax-free investment. We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin Tax-Free Trust


/s/ Thomas J. Kenny
Thomas J. Kenny
Director
Franklin Municipal Bond Department


WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your fund's report.



*For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


                                                                               3
A WORD ABOUT MUNICIPAL BOND INSURANCE


[SPECIAL FEATURE GRAPHIC]

Municipal bond insurers guarantee the timely payment of interest and principal on insured bond issues, providing bond investors with additional protection against the potential of the issuer's payment default. Moody's and Standard & Poor's assign the four principal municipal bond insurers -- MBIA, AMBAC, FGIC and FSA -- their highest rating, AAA, based on their ability to pay claims. This is important, as once a bond is insured it no longer carries the underlying security's rating, but the insurer's rating. In 1998, the four primary municipal bond insurers comprised more than 98% of the market, with MBIA controlling the largest share, 35.4%.

Municipal bond insurers often work with bond reinsurers to enhance their ability to generate new business. By purchasing portions of insured bond portfolios from the insurers, bond reinsurers assume a portion of the risk, freeing up the insurers' capital and enabling them to insure additional municipal bond issues. The added capital provided by the reinsurers, in turn, increases the overall size of the insured municipal bond market.

Currently, many municipal bond issuers favor the use of bond insurance. In 1998, municipal bond insurers covered 50.8% of the new-issue municipal bond market, involving 5,825 new issues valued at $145 billion. For issuers, obtaining bond insurance can often lower their borrowing costs as it often improves their credit rating,


4
which more than makes up for the cost of the insurance. In addition, the four primary, AAA-rated bond insurers presently charge issuers comparatively inexpensive insurance premiums, due to the extremely competitive environment for municipal bond insurance. Bond insurance also enables issuers to market their bonds to a larger pool of potential buyers. For example, insured municipal bond funds purchase primarily, if not exclusively, insured bonds.

Low-cost municipal bond insurance benefits investors beyond the credit protection it provides against payment default. As insured bonds appeal to a wider variety of investors, insurance can lead to improved liquidity, allowing investors to more easily buy and sell bonds.

[BAR GRAPH]

INSURED MUNICIPAL BOND ISSUES*
AS A % OF MUNICIPAL BOND MARKET

1993                                                                  37.0%
1994                                                                  37.0%
1995                                                                  43.0%
1996                                                                  46.0%
1997                                                                  49.0%
1998                                                                  50.8%


[PIECHART]


INSURERS' MARKET SHARE*
12/31/98

MBIA                                                                  35.4%
FSA                                                                   22.0%
FGIC                                                                  21.5%
AMBAC                                                                 19.6%
OTHER                                                                  1.5%


*Source: The Bond Buyer, 1999.


                                                                               5
PORTFOLIO BREAKDOWN
Franklin Arizona Insured
Tax-Free Income Fund
2/28/99

                                                                    % OF TOTAL
                                                                     LONG-TERM
SECTOR                                                              INVESTMENTS
------                                                              -----------
Education                                                               27.9%

Utilities                                                               22.5%

Housing                                                                 10.7%

Hospitals                                                               10.5%

Prerefunded                                                              7.5%

Other Revenue                                                            6.0%

Road Improvement                                                         5.2%

Industrial                                                               3.9%

General Obligation                                                       3.2%

Certificates of Participation                                            1.4%

Miscellaneous                                                            0.7%

Sales Tax                                                                0.5%


FRANKLIN ARIZONA INSURED
TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Arizona Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of Arizona municipal bonds.(1)


STATE UPDATE

[ARIZONA STATE GRAPHIC] Fueled by solid economic gains, high income tax receipts and stringent borrowing practices, Arizona achieved tremendous growth during the year under review. This was accomplished despite the state's lower-than-average income levels and reduced corporate and personal income tax rates. Unemployment levels remained below the nation's while efforts to shift away from the traditional pillars of mining, agriculture and real estate were successful. The state generated its fourth consecutive operating surplus as ongoing diversification efforts bolstered the services and manufacturing sectors. With exports accounting for more than 100,000 jobs, and high-technology goods making up some 80% of the total, Arizona, like many states, faced vulnerabilities as a result of the Asian currency crisis. However, the state's ample $291 million budget stabilization fund could counter a cyclical downturn. In addition, the state intends to increase maximum contribution levels to this "rainy day" fund to 7.1%, from 5.6% of general fund revenues, in fiscal 1999.(2)

The state predicts some general fund depletion in fiscal 1999, in part due to increased spending as a result of "Students FIRST." This legislation, upheld by the Arizona Supreme Court, mandated centralization of various aspects of the school system. Although not allowed to issue general obligation (GO) debt, which helps to explain the low overall debt levels and Standard & Poor's high ratings on the state's revenue bonds, certain districts will be allowed to vote in support of property tax increases



(1.) For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

(2.) Source: Standard & Poor's(R) CreditWeek Municipal, August 10, 1998.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 43 of this report.


6
that may ultimately help fund special GO issues. Regardless, as one of the fastest-growing economies in the nation, Arizona looks well-positioned to handle the increased burden.


PORTFOLIO NOTES

The supply of Arizona bonds in 1998 was very strong at $4.18 billion, an increase of 35.6% from 1997. Fifty-eight percent of Arizona bonds were insured, compared with 47.5% in 1997, as bond insurance was comparatively inexpensive during the 12 months under review. The large number of insured bonds offered the fund opportunities to purchase new issues and maintain portfolio diversification. Notable purchases during the fund's fiscal year included Mesa GO, Glendale IDA - Midwestern University, Maricopa County GO - Chandler Unified School District #80 and Arizona Health Facilities Authority Hospital System Revenue - Northern Arizona Healthcare System.

Franklin Arizona Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, increased seven cents, from $10.77 on February 28, 1998, to $10.84 on February 28, 1999. Asset growth was strong during the fund's fiscal year -- assets increased 39%, from $58.0 million on February 28, 1998, to $80.7 million on February 28, 1999. At the same time, the total number of the fund's positions increased from 66 to 84, giving the fund an increasingly diversified and stable asset base. Education, comprising 27.9% of the fund's total long-term investments, remained the fund's largest sector holding. We found value in the hospital sector during the 12 months under review, as we felt the bonds were cheap relative to other sectors in the market. The hospital sector increased from 4.5% of total long-term investments on February 28, 1998, to 10.5% on February 28, 1999.

Please keep in mind that the fund can distribute only what it earns. Due to the low interest-rate environment, we were forced to invest proceeds from sales as well as new money in securities that carried a lower interest rate than those bonds we sold. As a result, the dividend decreased in March 1998, and another dividend cut is scheduled for March 1999.

Going forward, we believe the municipal bond supply in 1999 should be approximately the same as in 1998. This, combined with strong demand for Arizona bonds, should continue to make the state's municipal securities attractive investments for investors seeking tax-free income. We will continue our fiscally responsible strategy of protecting share value and maintaining the fund's competitive yield.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Arizona Insured
Tax-Free Income Fund
3/1/98-2/28/99

                                                                       DIVIDEND
MONTH                                                                 PER SHARE
-----                                                                ----------
March                                                                 4.4 cents

April                                                                 4.4 cents

May                                                                   4.4 cents

June                                                                  4.4 cents

July                                                                  4.4 cents

August                                                                4.4 cents

September                                                             4.4 cents

October                                                               4.4 cents

November                                                              4.4 cents

December                                                              4.4 cents

January                                                               4.4 cents

February                                                              4.4 cents
                                                                     ----------

TOTAL                                                                52.8 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


                                                                               7
FRANKLIN ARIZONA INSURED
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                +$0.07            $10.84   $10.77


                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.528


CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge; thus actual total returns may be slightly lower. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.68%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.


PERFORMANCE

                                                                       INCEPTION
CLASS A                                             1-YEAR    5-YEAR   (4/30/93)
-------                                             ------    ------   ---------
Cumulative Total Return(1)                          +5.75%    +37.64%   +45.95%

Average Annual Total Return(2)                      +1.24%     +5.67%    +5.91%

Distribution Rate(3)                       4.45%

Taxable Equivalent Distribution Rate(4)    7.76%

30-Day Standardized Yield(5)               3.81%

Taxable Equivalent Yield(4)                6.64%


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

(3.) Distribution rate is based on an annualization of the current 4.2 cent per share monthly dividend and the maximum offering price of $11.32 on February 28, 1999.

(4.) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Arizona state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

8
TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


The following line graph compares the performance of the Franklin Arizona Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 4/30/93 to 2/28/99.

----------------------------------------------------------------------------------------------------
Fund No.                        Inception 4/30/93
0177
----------------------------------------------------------------------------------------------------
                                  Franklin Arizona         Lehman Brothers                    CPI
                                  Insured Tax-Free       Municipal Bond Index
                                Income Fund-Class A
----------------------------------------------------------------------------------------------------
    4/30/93                    $9,579                         $10,000                       $10,000
    5/31/93                    $9,646           0.56%         $10,056          0.14%        $10,014
    6/30/93                    $9,837           1.67%         $10,224          0.14%        $10,028
    7/31/93                    $9,837           0.13%         $10,237          0.00%        $10,028
    8/31/93                    $10,053          2.08%         $10,450          0.28%        $10,056
    9/30/93                    $10,183          1.14%         $10,569          0.21%        $10,077
   10/31/93                    $10,187          0.19%         $10,589          0.41%        $10,119
   11/30/93                    $10,047         -0.88%         $10,496          0.07%        $10,126
   12/31/93                    $10,334          2.11%         $10,718          0.00%        $10,126
    1/31/94                    $10,477          1.14%         $10,840          0.27%        $10,153
    2/28/94                    $10,147         -2.59%         $10,559          0.34%        $10,187
    3/31/94                    $9,518          -4.07%         $10,129          0.34%        $10,222
    4/30/94                    $9,613           0.85%         $10,215          0.14%        $10,236
    5/31/94                    $9,707           0.87%         $10,304          0.07%        $10,244
    6/30/94                    $9,612          -0.61%         $10,241          0.34%        $10,278
    7/31/94                    $9,848           1.83%         $10,429          0.27%        $10,306
    8/31/94                    $9,864           0.35%         $10,465          0.40%        $10,347
    9/30/94                    $9,666          -1.47%         $10,312          0.27%        $10,375
   10/31/94                    $9,425          -1.78%         $10,128          0.07%        $10,383
   11/30/94                    $9,185          -1.81%          $9,945          0.13%        $10,396
   12/31/94                    $9,480           2.20%         $10,163          0.00%        $10,396
    1/31/95                    $9,870           2.86%         $10,454          0.40%        $10,438
    2/28/95                    $10,240          2.91%         $10,758          0.40%        $10,479
    3/31/95                    $10,382          1.15%         $10,882          0.33%        $10,514
    4/30/95                    $10,388          0.12%         $10,895          0.33%        $10,549
    5/31/95                    $10,764          3.19%         $11,243          0.20%        $10,570
    6/30/95                    $10,600         -0.87%         $11,145          0.20%        $10,591
    7/31/95                    $10,660          0.95%         $11,251          0.00%        $10,591
    8/31/95                    $10,817          1.27%         $11,394          0.26%        $10,618
    9/30/95                    $10,899          0.63%         $11,465          0.20%        $10,640
   10/31/95                    $11,078          1.45%         $11,632          0.33%        $10,675
   11/30/95                    $11,345          1.66%         $11,825         -0.07%        $10,667
   12/31/95                    $11,494          0.96%         $11,938         -0.07%        $10,660
    1/31/96                    $11,555          0.76%         $12,029          0.59%        $10,723
    2/29/96                    $11,429         -0.68%         $11,947          0.32%        $10,757
    3/31/96                    $11,227         -1.28%         $11,794          0.52%        $10,813
    4/30/96                    $11,189         -0.28%         $11,761          0.39%        $10,855
    5/31/96                    $11,184         -0.04%         $11,757          0.19%        $10,876
    6/30/96                    $11,348          1.09%         $11,885          0.06%        $10,882
    7/31/96                    $11,445          0.91%         $11,993          0.19%        $10,903
    8/31/96                    $11,417         -0.02%         $11,990          0.19%        $10,924
    9/30/96                    $11,651          1.40%         $12,158          0.32%        $10,959
   10/31/96                    $11,783          1.13%         $12,296          0.32%        $10,994
   11/30/96                    $12,031          1.83%         $12,521          0.19%        $11,015
   12/31/96                    $11,957         -0.42%         $12,468          0.00%        $11,015
    1/31/97                    $11,953          0.19%         $12,492          0.32%        $11,050
    2/28/97                    $12,064          0.92%         $12,607          0.31%        $11,084
    3/31/97                    $11,872         -1.33%         $12,439          0.25%        $11,112
    4/30/97                    $11,996          0.84%         $12,544          0.12%        $11,125
    5/31/97                    $12,192          1.51%         $12,733         -0.06%        $11,119
    6/30/97                    $12,328          1.07%         $12,869          0.12%        $11,132
    7/31/97                    $12,715          2.77%         $13,226          0.12%        $11,145
    8/31/97                    $12,555         -0.94%         $13,101          0.19%        $11,166
    9/30/97                    $12,706          1.19%         $13,257          0.25%        $11,194
   10/31/97                    $12,773          0.64%         $13,342          0.25%        $11,222
   11/30/97                    $12,853          0.59%         $13,421         -0.06%        $11,216
   12/31/97                    $13,066          1.46%         $13,617         -0.12%        $11,202
    1/31/98                    $13,207          1.03%         $13,757          0.19%        $11,223
    2/28/98                    $13,202          0.03%         $13,761          0.19%        $11,245
    3/31/98                    $13,219          0.09%         $13,774          0.19%        $11,266
    4/30/98                    $13,150         -0.45%         $13,712          0.18%        $11,286
    5/31/98                    $13,378          1.58%         $13,928          0.18%        $11,307
    6/30/98                    $13,420          0.39%         $13,983          0.12%        $11,320
    7/31/98                    $13,463          0.25%         $14,017          0.12%        $11,334
    8/31/98                    $13,668          1.55%         $14,235          0.12%        $11,347
    9/30/98                    $13,837          1.25%         $14,413          0.12%        $11,361
   10/31/98                    $13,829          0.00%         $14,413          0.24%        $11,388
   11/30/98                    $13,885          0.35%         $14,463          0.00%        $11,388
   12/31/98                    $13,890          0.25%         $14,499         -0.06%        $11,381
    1/31/99       0.96%        $14,023          1.19%         $14,672          0.24%        $11,409
    2/28/99      -0.44%        $13,980         -0.44%         $14,607          0.12%        $11,422

Total                          39.80%                          46.07%                         14.22%
Return
----------------------------------------------------------------------------------------------------




*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.


                                                                               9
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Florida Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of insured Florida municipal bonds.(1) In addition, the fund's shares are free from Florida's annual intangibles tax.


STATE UPDATE

[FLORIDA STATE GRAPHIC] Broad population growth represented one of the demographic trends that drove Florida's economy during the year under review. The state's population rose from 10th among the states in 1960 to fourth in 1990, where it remained, as of the end of the reporting period. Two age groups, seniors and the youthful population, dominated this trend, whereas the main segment of the working age population (25-44) is projected to decrease from 30% in 1990 to 23% in 2010.

The high proportion of seniors -- 18.5% of the population was 65 and older compared with 12.7% nationally in 1997 -- heightens the risk that Medicaid and other health care service costs will increase more rapidly than elsewhere in the nation. However, the relatively high income level of many seniors contributed significantly to spending, and thus sales tax revenue somewhat offset senior health care-related expenses. The rise in Florida's 5- to 17-year-old population has proved more costly, necessitating large investments to support the state school system. In 1998, education-directed debt issues accounted for 63% of the state's $12.9 billion total debt outstanding.(2)

Florida's stable financial picture over the past several years, based on relatively moderate debt levels and a services-based economy that continues to expand faster than



(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

(2.) Source: Standard & Poor's CreditWeek Municipal, April 6, 1998.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 46 of this report.


10
the nation's, contributed to its AA+ general obligation debt rating by Standard and Poor's, a national credit rating agency.(3) Although the state has no personal income tax, the sales tax, which comprises 60% of Florida's revenues, grew by a healthy 5.5% in 1996 and 6.8% in 1997. While figures for 1998 were not available at the end of the reporting period, the sales tax is projected to grow 7.0% in 1999.(2) The state also makes yearly deposits to its Budget Stabilization Fund, reducing its dependence on the sales tax.


PORTFOLIO NOTES

Franklin Florida Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, increased 10 cents, from $10.43 on February 28, 1998, to $10.53 on February 28, 1999. The fund's total net assets also increased, from $101.5 million, to $124.5 million over the same period.

Throughout the year under review, falling interest rates prompted Florida municipalities to refinance outstanding debt and vigorously issue new bonds, as demonstrated by the state's 27% issuance increase compared with the previous reporting period. Florida also participated in the national trend of municipalities offering greater amounts of insured debt, with over 50% of municipal debt coming to market insured during the reporting period.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.


DIVIDEND DISTRIBUTIONS*
Franklin Florida Insured
Tax-Free Income Fund
3/1/98 - 2/28/99

                                                                       DIVIDEND
MONTH                                                                 PER SHARE
-----                                                                ----------
March                                                                 4.3 cents

April                                                                 4.3 cents

May                                                                   4.3 cents

June                                                                  4.3 cents

July                                                                  4.3 cents

August                                                                4.3 cents

September                                                             4.3 cents

October                                                               4.3 cents

November                                                              4.3 cents

December                                                              4.3 cents

January                                                               4.3 cents

February                                                              4.3 cents
                                                                     ----------
TOTAL                                                                51.6 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


(3.) This does not indicate Standard & Poor's rating of the fund.


                                                                              11
PORTFOLIO BREAKDOWN
Franklin Florida Insured
Tax-Free Income Fund
2/28/99

                                                                      % OF TOTAL
                                                                       LONG-TERM
SECTOR                                                                INVESTMENTS
------                                                                -----------
Utilities                                                                36.9%

Hospitals                                                                13.4%

Other Revenue                                                            13.1%

Prerefunded                                                              11.9%

Housing                                                                   6.0%

Certificates of Participation                                             5.0%

Industrial                                                                2.9%

Health Care                                                               2.8%

Sales Tax                                                                 2.6%

General Obligation                                                        2.1%

Transportation                                                            2.0%

Special Assessment                                                        1.3%


Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.

The large demand for Florida municipal bonds allowed yields to remain significantly lower than national levels. Despite the appetite for the state's debt, credit spreads, the higher yields paid to investors for the project risk, widened toward the close of 1998. This enabled us to take advantage of attractive opportunities in the market. Purchases during the reporting period included Clearwater Gas System Revenue; Indian Trace Community Development District; Martin County Health Facilities Authority Hospital Revenue - Martin Memorial Medical Center Project; Miami Dade County School Board Certificates of Participation; and South Miami Health Facilities Authority Hospital Revenue Baptist Health System Obligation Group. We believe that Florida's strong economy and conservative financial practices make the state an attractive investment, going forward.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


12
PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                     CHANGE           2/28/99   2/28/98
-------                                     ------           -------   -------
Net Asset Value                             +$0.10            $10.53    $10.43


                                            DISTRIBUTIONS
                                            -------------

Dividend Income                             $0.516


CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge; thus actual total returns may be slightly lower. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.77%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.


PERFORMANCE

                                                                              INCEPTION
CLASS A                                                   1-YEAR     5-YEAR   (4/30/93)
-------                                                   ------    -------   ---------
Cumulative Total Return(1)                                +6.01%    +36.30%    +41.71%

Average Annual Total Return(2)                            +1.54%     +5.46%     +5.38%

Distribution Rate(3)                           4.47%

Taxable Equivalent Distribution Rate(4)        7.40%

30-Day Standardized Yield(5)                   3.79%

Taxable Equivalent Yield(4)                    6.27%


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

(3) Distribution rate is based on an annualization of the current 4.1 cent per share monthly dividend and the maximum offering price of $11.00 on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.


                                                                              13
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
-------
1-Year                                                                    +1.54%

5-Year                                                                    +5.46%

Since Inception (4/30/93)                                                 +5.38%


The following line graph compares the performance of the Franklin Florida Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 4/30/93 to 2/28/99.

-----------------------------------------------------------------------------------------------------
Fund No.                        Inception 4/30/93
0178
-----------------------------------------------------------------------------------------------------
                                 Franklin Florida         Lehman Brothers                       CPI
                                 Insured Tax-Free         Municipal Bond
                                Income Fund-Class A           Index
-----------------------------------------------------------------------------------------------------
    4/30/93                    $9,579                        $10,000                         $10,000
    5/31/93                    $9,550           0.56%        $10,056           0.14%         $10,014
    6/30/93                    $9,703           1.67%        $10,224           0.14%         $10,028
    7/31/93                    $9,722           0.13%        $10,237           0.00%         $10,028
    8/31/93                    $9,921           2.08%        $10,450           0.28%         $10,056
    9/30/93                    $10,024          1.14%        $10,569           0.21%         $10,077
   10/31/93                    $10,059          0.19%        $10,589           0.41%         $10,119
   11/30/93                    $9,910          -0.88%        $10,496           0.07%         $10,126
   12/31/93                    $10,207          2.11%        $10,718           0.00%         $10,126
    1/31/94                    $10,319          1.14%        $10,840           0.27%         $10,153
    2/28/94                    $9,949          -2.59%        $10,559           0.34%         $10,187
    3/31/94                    $9,309          -4.07%        $10,129           0.34%         $10,222
    4/30/94                    $9,382           0.85%        $10,215           0.14%         $10,236
    5/31/94                    $9,446           0.87%        $10,304           0.07%         $10,244
    6/30/94                    $9,359          -0.61%        $10,241           0.34%         $10,278
    7/31/94                    $9,635           1.83%        $10,429           0.27%         $10,306
    8/31/94                    $9,569           0.35%        $10,465           0.40%         $10,347
    9/30/94                    $9,369          -1.47%        $10,312           0.27%         $10,375
   10/31/94                    $9,056          -1.78%        $10,128           0.07%         $10,383
   11/30/94                    $8,846          -1.81%         $9,945           0.13%         $10,396
   12/31/94                    $9,201           2.20%        $10,163           0.00%         $10,396
    1/31/95                    $9,599           2.86%        $10,454           0.40%         $10,438
    2/28/95                    $9,968           2.91%        $10,758           0.40%         $10,479
    3/31/95                    $10,056          1.15%        $10,882           0.33%         $10,514
    4/30/95                    $10,070          0.12%        $10,895           0.33%         $10,549
    5/31/95                    $10,444          3.19%        $11,243           0.20%         $10,570
    6/30/95                    $10,289         -0.87%        $11,145           0.20%         $10,591
    7/31/95                    $10,357          0.95%        $11,251           0.00%         $10,591
    8/31/95                    $10,491          1.27%        $11,394           0.26%         $10,618
    9/30/95                    $10,570          0.63%        $11,465           0.20%         $10,640
   10/31/95                    $10,769          1.45%        $11,632           0.33%         $10,675
   11/30/95                    $11,001          1.66%        $11,825          -0.07%         $10,667
   12/31/95                    $11,159          0.96%        $11,938          -0.07%         $10,660
    1/31/96                    $11,185          0.76%        $12,029           0.59%         $10,723
    2/29/96                    $11,057         -0.68%        $11,947           0.32%         $10,757
    3/31/96                    $10,863         -1.28%        $11,794           0.52%         $10,813
    4/30/96                    $10,812         -0.28%        $11,761           0.39%         $10,855
    5/31/96                    $10,816         -0.04%        $11,757           0.19%         $10,876
    6/30/96                    $10,978          1.09%        $11,885           0.06%         $10,882
    7/31/96                    $11,084          0.91%        $11,993           0.19%         $10,903
    8/31/96                    $11,076         -0.02%        $11,990           0.19%         $10,924
    9/30/96                    $11,296          1.40%        $12,158           0.32%         $10,959
   10/31/96                    $11,392          1.13%        $12,296           0.32%         $10,994
   11/30/96                    $11,603          1.83%        $12,521           0.19%         $11,015
   12/31/96                    $11,539         -0.42%        $12,468           0.00%         $11,015
    1/31/97                    $11,509          0.19%        $12,492           0.32%         $11,050
    2/28/97                    $11,629          0.92%        $12,607           0.31%         $11,084
    3/31/97                    $11,436         -1.33%        $12,439           0.25%         $11,112
    4/30/97                    $11,557          0.84%        $12,544           0.12%         $11,125
    5/31/97                    $11,727          1.51%        $12,733          -0.06%         $11,119
    6/30/97                    $11,861          1.07%        $12,869           0.12%         $11,132
    7/31/97                    $12,257          2.77%        $13,226           0.12%         $11,145
    8/31/97                    $12,118         -0.94%        $13,101           0.19%         $11,166
    9/30/97                    $12,254          1.19%        $13,257           0.25%         $11,194
   10/31/97                    $12,368          0.64%        $13,342           0.25%         $11,222
   11/30/97                    $12,457          0.59%        $13,421          -0.06%         $11,216
   12/31/97                    $12,656          1.46%        $13,617          -0.12%         $11,202
    1/31/98                    $12,794          1.03%        $13,757           0.19%         $11,223
    2/28/98                    $12,787          0.03%        $13,761           0.19%         $11,245
    3/31/98                    $12,803          0.09%        $13,774           0.19%         $11,266
    4/30/98                    $12,769         -0.45%        $13,712           0.18%         $11,286
    5/31/98                    $12,946          1.58%        $13,928           0.18%         $11,307
    6/30/98                    $12,999          0.39%        $13,983           0.12%         $11,320
    7/31/98                    $13,053          0.25%        $14,017           0.12%         $11,334
    8/31/98                    $13,245          1.55%        $14,235           0.12%         $11,347
    9/30/98                    $13,374          1.25%        $14,413           0.12%         $11,361
   10/31/98                    $13,391          0.00%        $14,413           0.24%         $11,388
   11/30/98                    $13,483          0.35%        $14,463           0.00%         $11,388
   12/31/98                    $13,500          0.25%        $14,499          -0.06%         $11,381
    1/31/99         0.88%      $13,619          1.19%        $14,672           0.24%         $11,409
    2/28/99        -0.46%      $13,574         -0.44%        $14,607           0.12%         $11,422

Total                            35.74%                         46.07%                        14.22%
Return
-----------------------------------------------------------------------------------------------------


*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.


14
FRANKLIN INSURED TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of insured municipal bonds.(1)



PORTFOLIO NOTES

During the reporting period, municipal bonds traded at attractive levels compared with the 30-year Treasury bond. At times, we were able to purchase insured municipal bonds at nominal yields that were actually higher than the 30-year government bond yield. Historically the yield ratio between high-grade municipal bonds and the 30-year Treasury bond has been about 85%. At the end of the year under review, we could purchase insured bonds with long maturities at approximately 95% of the 30-year Treasury bond yield.

This unusually high ratio is largely a result of a combination of events that changed the supply-and-demand environment for government and municipal bonds. First, there was a flight to the 30-year Treasury bond as Asia, Russia and most recently Brazil experienced economic stress, which contributed to the 30-year Treasury bond's yield declines. Furthermore, as our own domestic stock market experienced volatility during the period, we again saw a shift of assets into long-term government bonds. At the same time, the 1998 volume of municipal bond issuance -- more than $280 billion in new supply -- was the second highest in history. This prevented municipal bond yields from decreasing at the same rate as government bond yields. In short, we saw unusually large demand for the 30-year government bond, driving down its yield, and a large municipal bond supply that caused the yield spread of the two to increase. Although municipal bonds lagged Treasuries during the investors' flight to



(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 49 of this report.


                                                                              15
PORTFOLIO BREAKDOWN
Franklin Insured
Tax-Free Income Fund
2/28/99

                                                                  % OF TOTAL
                                                                   LONG-TERM
SECTOR                                                            INVESTMENTS
------                                                            -----------
Utilities                                                             23.3%

Prerefunded                                                           17.9%

Hospitals                                                             15.1%

Health Care                                                           10.1%

Education                                                              8.7%

Transportation                                                         8.0%

General Obligation                                                     5.0%

Housing                                                                4.2%

Certificates
of Participation                                                       3.5%

Other Revenue                                                          2.3%

Sales Tax                                                              1.0%

Industrial                                                             0.8%

Special Assessment                                                     0.1%


quality, as fundamentals reverse, we expect that municipals should close the gap with Treasuries.

As interest rates declined, we continued to see bonds become prerefunded. When an outstanding bond becomes prerefunded, it will be called at its first call date. In most cases, prerefunded bonds are backed by an escrow of U.S. Treasuries and thus have a substantial price increase -- depending on their call date.

To extend the fund's income earning potential and protect the share value, over the 12-month reporting period we continued our focus of selling prerefunded securities with approximately five years left to the call date. Overall, the fund's prerefunded bonds comprised 17.9% of the fund's total long-term investments on February 28, 1999. Recent purchases in the fund included Atlanta, GA General Obligation, North Carolina Medical Care Commission Health Care Facilities Revenue, Novant Health Project and Jefferson County, KY Health System Revenue - Alliant Health System Inc.

In 1999, the lower interest-rate environment should continue to put some pressure on the fund's overall income earnings. Please keep in mind that the fund can distribute only what it earns, so the fund's dividend distributions may have to be decreased in the future if interest rates remain at current or lower levels. In addition, it was difficult for the fund to generate enough capital losses to offset the gains realized from the bond sales. Thus, the fund made distributions totaling 9.24 cents per share in long-term capital gains and 0.77 cents per share in short-term capital gains in June and December. The fund may make another capital gain distribution in June 1999. It is important to note that we have not changed our philosophy of investing for income and share value stability. We believe that on a comparative basis the fund should rank favorably to other investment alternatives.

Looking forward, insured funds should offer value as municipal bond insurers continue to face a very competitive business environment, which has resulted in a lower cost of insurance -- more than 50% of 1998's new issuance was insured. Also, with lower interest rates some investors have elected to seek higher yielding securities, which has resulted in a narrowing of the yield spread between insured bonds and lower quality bonds. Thus, on a comparative basis, insured bonds remain attractive.


16
Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Insured Tax-Free Income Fund
3/1/98 - 2/28/99

                                                             DIVIDENDS PER SHARE
                                                          ------------------------
MONTH                                                      CLASS A       CLASS C
-----                                                      -------       -------
March                                                      5.5 cents    4.91 cents

April                                                      5.5 cents    4.92 cents

May                                                        5.5 cents    4.92 cents

June                                                       5.3 cents    4.72 cents

July                                                       5.3 cents    4.77 cents

August                                                     5.3 cents    4.77 cents

September                                                  5.3 cents    4.77 cents

October                                                    5.3 cents    4.75 cents

November                                                   5.3 cents    4.75 cents

December                                                   5.2 cents    4.65 cents

January                                                    5.2 cents    4.65 cents

February                                                   5.2 cents    4.65 cents
                                                          ----------   -----------
TOTAL                                                     63.9 CENTS   57.23 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


                                                                              17
FRANKLIN INSURED TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                -$0.05            $12.26   $12.31

                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.6390

Long-Term Capital Gain                         $0.0924

Short-Term Capital Gain                        $0.0077

TOTAL                                          $0.7391


CLASS C                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                -$0.05           $12.33    $12.38

                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.5723

Long-Term Capital Gain                         $0.0924

Short-Term Capital Gain                        $0.0077

TOTAL                                          $0.6724


CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares. Past expense reductions by the fund's manager increased the fund's total returns.


PERFORMANCE


                                                                                 INCEPTION
CLASS A                                           1-YEAR    5-YEAR    10-YEAR    (4/3/85)
-------                                           ------    ------    -------    ---------
Cumulative Total Return(1)                        +5.72%    +32.92%   +107.61%   +203.38%

Average Annual Total Return(2)                    +1.20%     +4.95%     +7.11%     +7.97%

Distribution Rate(3)                     4.78%

Taxable Equivalent Distribution Rate(4)  7.91%

30-Day Standardized Yield(5)             3.83%

Taxable Equivalent Yield(4)              6.34%

                                                                         INCEPTION
CLASS C                                             1-YEAR     3-YEAR     (5/1/95)
-------                                             ------     ------    ---------
Cumulative Total Return(1)                          +5.12%    +18.03%     +26.68%

Average Annual Total Return(2)                      +3.04%     +5.34%      +6.09%

Distribution Rate(3)                      4.31%

Taxable Equivalent Distribution Rate(4)   7.14%

30-Day Standardized Yield(5)              3.38%

Taxable Equivalent Yield(4)               5.60%

Franklin Insured Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 9.24 cents ($0.0924) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


18
TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

The following line graph compares the performance of the Franklin Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

-----------------------------------------------------------------------------------------------------
Fund No.                        Inception 4/3/85
0121
-----------------------------------------------------------------------------------------------------
Date                    Franklin Insured                 Lehman Brothers                          CPI
                         Tax-Free Income               Municipal Bond Index
                          Fund-Class A
-----------------------------------------------------------------------------------------------------
     3/1/89                   9,576                        $10,000                           $10,000
    3/31/89                   9,574        -0.24%           $9,976           0.58%           $10,058
    4/30/89                   9,789         2.37%          $10,212           0.65%           $10,123
    5/31/89                   9,988         2.08%          $10,425           0.57%           $10,181
    6/30/89                  10,118         1.36%          $10,567           0.24%           $10,206
    7/31/89                  10,204         1.36%          $10,710           0.24%           $10,230
    8/31/89                  10,157        -0.98%          $10,605           0.16%           $10,246
    9/30/89                  10,100        -0.30%          $10,574           0.32%           $10,279
   10/31/89                  10,196         1.22%          $10,703           0.48%           $10,329
   11/30/89                  10,330         1.75%          $10,890           0.24%           $10,353
   12/31/89                  10,419         0.82%          $10,979           0.16%           $10,370
    1/31/90                  10,333        -0.47%          $10,928           1.03%           $10,477
    2/28/90                  10,450         0.89%          $11,025           0.47%           $10,526
    3/31/90                  10,447         0.03%          $11,028           0.55%           $10,584
    4/30/90                  10,351        -0.72%          $10,949           0.16%           $10,601
    5/31/90                  10,592         2.18%          $11,187           0.23%           $10,625
    6/30/90                  10,685         0.88%          $11,286           0.54%           $10,682
    7/31/90                  10,863         1.48%          $11,453           0.38%           $10,723
    8/31/90                  10,601        -1.45%          $11,287           0.92%           $10,822
    9/30/90                  10,682         0.06%          $11,294           0.84%           $10,913
   10/31/90                  10,841         1.81%          $11,498           0.60%           $10,978
   11/30/90                  11,069         2.01%          $11,729           0.22%           $11,002
   12/31/90                  11,103         0.44%          $11,781           0.00%           $11,002
    1/31/91                  11,284         1.34%          $11,939           0.60%           $11,068
    2/28/91                  11,357         0.87%          $12,042           0.15%           $11,085
    3/31/91                  11,401         0.04%          $12,047           0.15%           $11,102
    4/30/91                  11,565         1.34%          $12,209           0.15%           $11,118
    5/31/91                  11,640         0.89%          $12,317           0.30%           $11,152
    6/30/91                  11,635        -0.10%          $12,305           0.29%           $11,184
    7/31/91                  11,792         1.22%          $12,455           0.15%           $11,201
    8/31/91                  11,888         1.32%          $12,620           0.29%           $11,233
    9/30/91                  12,047         1.30%          $12,784           0.44%           $11,283
   10/31/91                  12,123         0.90%          $12,899           0.15%           $11,299
   11/30/91                  12,117         0.28%          $12,935           0.29%           $11,332
   12/31/91                  12,362         2.15%          $13,213           0.07%           $11,340
    1/31/92                  12,408         0.23%          $13,243           0.15%           $11,357
    2/29/92                  12,424         0.03%          $13,247           0.36%           $11,398
    3/31/92                  12,460         0.04%          $13,253           0.51%           $11,456
    4/30/92                  12,560         0.89%          $13,370           0.14%           $11,472
    5/31/92                  12,747         1.18%          $13,528           0.14%           $11,488
    6/30/92                  12,914         1.68%          $13,756           0.36%           $11,530
    7/31/92                  13,384         3.00%          $14,168           0.21%           $11,554
    8/31/92                  13,200        -0.98%          $14,029           0.28%           $11,586
    9/30/92                  13,225         0.65%          $14,121           0.28%           $11,619
   10/31/92                  13,005        -0.98%          $13,982           0.35%           $11,659
   11/30/92                  13,318         1.79%          $14,232           0.14%           $11,676
   12/31/92                  13,499         1.02%          $14,378          -0.07%           $11,667
    1/31/93                  13,681         1.16%          $14,544           0.49%           $11,725
    2/28/93                  14,078         3.62%          $15,071           0.35%           $11,766
    3/31/93                  13,990        -1.06%          $14,911           0.35%           $11,807
    4/30/93                  14,083         1.01%          $15,062           0.28%           $11,840
    5/31/93                  14,142         0.56%          $15,146           0.14%           $11,856
    6/30/93                  14,384         1.67%          $15,399           0.14%           $11,873
    7/31/93                  14,407         0.13%          $15,419           0.00%           $11,873
    8/31/93                  14,698         2.08%          $15,740           0.28%           $11,906
    9/30/93                  14,861         1.14%          $15,919           0.21%           $11,931
   10/31/93                  14,884         0.19%          $15,949           0.41%           $11,980
   11/30/93                  14,837        -0.88%          $15,809           0.07%           $11,989
   12/31/93                  15,097         2.11%          $16,143           0.00%           $11,989
    1/31/94                  15,241         1.14%          $16,327           0.27%           $12,021
    2/28/94                  14,941        -2.59%          $15,904           0.34%           $12,062
    3/31/94                  14,460        -4.07%          $15,257           0.34%           $12,103
    4/30/94                  14,520         0.85%          $15,386           0.14%           $12,120
    5/31/94                  14,617         0.87%          $15,520           0.07%           $12,128
    6/30/94                  14,568        -0.61%          $15,425           0.34%           $12,170
    7/31/94                  14,801         1.83%          $15,708           0.27%           $12,202
    8/31/94                  14,838         0.35%          $15,763           0.40%           $12,251
    9/30/94                  14,699        -1.47%          $15,531           0.27%           $12,284
   10/31/94                  14,509        -1.78%          $15,255           0.07%           $12,293
   11/30/94                  14,270        -1.81%          $14,978           0.13%           $12,309
   12/31/94                  14,557         2.20%          $15,308           0.00%           $12,309
    1/31/95                  14,895         2.86%          $15,746           0.40%           $12,358
    2/28/95                  15,248         2.91%          $16,204           0.40%           $12,408
    3/31/95                  15,374         1.15%          $16,390           0.33%           $12,448
    4/30/95                  15,411         0.12%          $16,410           0.33%           $12,490
    5/31/95                  15,757         3.19%          $16,933           0.20%           $12,515
    6/30/95                  15,678        -0.87%          $16,786           0.20%           $12,540
    7/31/95                  15,755         0.95%          $16,946           0.00%           $12,540
    8/31/95                  15,898         1.27%          $17,161           0.26%           $12,572
    9/30/95                  15,975         0.63%          $17,269           0.20%           $12,597
   10/31/95                  16,171         1.45%          $17,519           0.33%           $12,639
   11/30/95                  16,395         1.66%          $17,810          -0.07%           $12,630
   12/31/95                  16,541         0.96%          $17,981          -0.07%           $12,621
    1/31/96                  16,633         0.76%          $18,118           0.59%           $12,696
    2/29/96                  16,564        -0.68%          $17,995           0.32%           $12,736
    3/31/96                  16,401        -1.28%          $17,764           0.52%           $12,803
    4/30/96                  16,359        -0.28%          $17,714           0.39%           $12,852
    5/31/96                  16,385        -0.04%          $17,707           0.19%           $12,877
    6/30/96                  16,548         1.09%          $17,900           0.06%           $12,885
    7/31/96                  16,657         0.91%          $18,063           0.19%           $12,909
    8/31/96                  16,683        -0.02%          $18,060           0.19%           $12,934
    9/30/96                  16,887         1.40%          $18,313           0.32%           $12,975
   10/31/96                  17,037         1.13%          $18,519           0.32%           $13,017
   11/30/96                  17,272         1.83%          $18,858           0.19%           $13,041
   12/31/96                  17,225        -0.42%          $18,779           0.00%           $13,041
    1/31/97                  17,250         0.19%          $18,815           0.32%           $13,083
    2/28/97                  17,373         0.92%          $18,988           0.31%           $13,124
    3/31/97                  17,211        -1.33%          $18,735           0.25%           $13,156
    4/30/97                  17,336         0.84%          $18,893           0.12%           $13,172
    5/31/97                  17,534         1.51%          $19,178          -0.06%           $13,164
    6/30/97                  17,689         1.07%          $19,383           0.12%           $13,180
    7/31/97                  18,107         2.77%          $19,920           0.12%           $13,196
    8/31/97                  17,956        -0.94%          $19,733           0.19%           $13,221
    9/30/97                  18,140         1.19%          $19,968           0.25%           $13,254
   10/31/97                  18,251         0.64%          $20,096           0.25%           $13,287
   11/30/97                  18,378         0.59%          $20,214          -0.06%           $13,279
   12/31/97                  18,629         1.46%          $20,509          -0.12%           $13,263
    1/31/98                  18,788         1.03%          $20,720           0.19%           $13,288
    2/28/98                  18,780         0.03%          $20,727           0.19%           $13,314
    3/31/98                  18,818         0.09%          $20,745           0.19%           $13,339
    4/30/98                  18,764        -0.45%          $20,652           0.18%           $13,363
    5/31/98                  19,034         1.58%          $20,978           0.18%           $13,387
    6/30/98                  19,128         0.39%          $21,060           0.12%           $13,403
    7/31/98                  19,179         0.25%          $21,113           0.12%           $13,419
    8/31/98                  19,435         1.55%          $21,440           0.12%           $13,435
    9/30/98                  19,660         1.25%          $21,708           0.12%           $13,451
   10/31/98                  19,665         0.00%          $21,708           0.24%           $13,484
   11/30/98                  19,733         0.35%          $21,784           0.00%           $13,484
   12/31/98                  19,756         0.25%          $21,838          -0.06%           $13,476
    1/31/99         0.91%   $19,936         1.19%          $22,098           0.24%           $13,508
    2/28/99        -0.40%   $19,882        -0.44%          $22,001           0.12%           $13,524


Total                        98.82%                          120.01%                          35.24%
Return
-----------------------------------------------------------------------------------------------------



The following line graph compares the performance of the Franklin Insured Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

---------------------------------------------------------------------------------------------------------------------
Fund No.                        Inception 5/1/95
221
---------------------------------------------------------------------------------------------------------------------
Date                                  Franklin Insured                 Lehman Brothers                         CPI
                                      Tax-Free Income                Municipal Bond Index
                                        Fund-Class C
---------------------------------------------------------------------------------------------------------------------
     5/1/95                            $9,901                              $10,000                          $10,000
    5/31/95                            $10,122              3.19%          $10,319           0.20%          $10,020
    6/30/95                            $10,075             -0.87%          $10,229           0.20%          $10,040
    7/31/95                            $10,119              0.95%          $10,326           0.00%          $10,040
    8/31/95                            $10,206              1.27%          $10,458           0.26%          $10,066
    9/29/95                            $10,259              0.63%          $10,523           0.20%          $10,086
   10/31/95                            $10,379              1.45%          $10,676           0.33%          $10,120
   11/30/95                            $10,509              1.66%          $10,853          -0.07%          $10,112
   12/29/95                            $10,605              0.96%          $10,957          -0.07%          $10,105
    1/31/96                            $10,659              0.76%          $11,041           0.59%          $10,165
    2/29/96                            $10,610             -0.68%          $10,966           0.32%          $10,198
    3/29/96                            $10,502             -1.28%          $10,825           0.52%          $10,251
    4/30/96                            $10,478             -0.28%          $10,795           0.39%          $10,291
    5/31/96                            $10,489             -0.04%          $10,791           0.19%          $10,310
    6/28/96                            $10,589              1.09%          $10,908           0.06%          $10,316
    7/31/96                            $10,662              0.91%          $11,008           0.19%          $10,336
    8/30/96                            $10,665             -0.02%          $11,005           0.19%          $10,356
    9/30/96                            $10,790              1.40%          $11,159           0.32%          $10,389
   10/31/96                            $10,880              1.13%          $11,286           0.32%          $10,422
   11/29/96                            $11,024              1.83%          $11,492           0.19%          $10,442
   12/31/96                            $10,989             -0.42%          $11,444           0.00%          $10,442
    1/31/97                            $10,999              0.19%          $11,466           0.32%          $10,475
    2/28/97                            $11,081              0.92%          $11,571           0.31%          $10,508
    3/31/97                            $10,963             -1.33%          $11,417           0.25%          $10,534
    4/30/97                            $11,047              0.84%          $11,513           0.12%          $10,547
    5/31/97                            $11,167              1.51%          $11,687          -0.06%          $10,540
    6/30/97                            $11,260              1.07%          $11,812           0.12%          $10,553
    7/31/97                            $11,519              2.77%          $12,139           0.12%          $10,565
    8/31/97                            $11,419             -0.94%          $12,025           0.19%          $10,586
    9/30/97                            $11,529              1.19%          $12,168           0.25%          $10,612
   10/31/97                            $11,594              0.64%          $12,246           0.25%          $10,639
   11/30/97                            $11,668              0.59%          $12,318          -0.06%          $10,632
   12/31/97                            $11,831              1.46%          $12,498          -0.12%          $10,619
    1/31/98                            $11,916              1.03%          $12,627           0.19%          $10,640
    2/28/98                            $11,915              0.03%          $12,631           0.19%          $10,660
    3/31/98                            $11,924              0.09%          $12,642           0.19%          $10,680
    4/30/98                            $11,884             -0.45%          $12,585           0.18%          $10,699
    5/31/98                            $12,058              1.58%          $12,784           0.18%          $10,719
    6/30/98                            $12,112              0.39%          $12,834           0.12%          $10,731
    7/31/98                            $12,139              0.25%          $12,866           0.12%          $10,744
    8/31/98                            $12,295              1.55%          $13,065           0.12%          $10,757
    9/30/98                            $12,431              1.25%          $13,229           0.12%          $10,770
   10/31/98                            $12,429              0.00%          $13,229           0.24%          $10,796
   11/30/98                            $12,466              0.35%          $13,275           0.00%          $10,796
   12/31/98                            $12,475              0.25%          $13,308          -0.06%          $10,789
    1/31/99             0.86%          $12,582              1.19%          $13,466           0.24%          $10,815
    2/28/99            -0.44%          $12,542             -0.44%          $13,407           0.12%          $10,828

Total                                    25.42%                              34.07%                            8.28%
Return
---------------------------------------------------------------------------------------------------------------------



*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.


                                                                              19
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Massachusetts Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Massachusetts state personal income taxes through a portfolio consisting primarily of insured Massachusetts municipal bonds.(1)


COMMONWEALTH UPDATE

[MASSACHUSETTS STATE GRAPHIC] During the year under review, the mood in Massachusetts was upbeat, and rightly so. Following the severe recession in the early '90s, the state's economy dramatically rebounded. At that time, the reserve fund was significantly pared, but has since received successive cash infusions. Reserves and the undesignated balance from the last surplus, approximately $1.2 billion as of year-end 1998, were likely the result of policies initiated during tough times. Other indicators of fiscal health included employment levels that have grown at more than a 2% rate for the last several years, driving the unemployment rate to 3.4% in June 1998, when the national rate was 4.5%.(2) A two-tiered tax cut initiative, targeted at earned and unearned income, should help spur further expansion.

Balanced against favorable economic events, the commonwealth maintained one of the nation's highest debt levels, 7.7% of personal income compared with the 1.9% national median.(2) The debt burden is likely to remain elevated due to the enormous capital demands of the Central Artery/Ted Williams Tunnel project. The commonwealth may have to issue significant levels of debt, as the next phase is expected to be more capital intensive at a time of reduced federal funding. Funding for the Artery seems justified, however, as Massachusetts has the fastest-growing economy in the northeast, and the nation's fourth-highest per capita income level.(3) Other upcoming initiatives include appropriations for a convention center, highway improve-



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

2. Source: Moody's Investors Service, Municipal Credit Research, August 26,
1998.

3. Source: Standard & Poor's CreditWeek Municipal, December 14, 1998.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 65 of this report.


20
ments, prisons and schools. Although these projects may incur more debt, they should generate still more job growth in the construction sector.

Moody's, a national credit rating agency, assigned Massachusetts a "stable" outlook and Aa3 rating due to the state's strong reserves, revenues continually exceeding estimates and conservative fiscal policies forged in the midst of the last cyclical downturn.(4)


PORTFOLIO NOTES

During the reporting period, the fund diligently sought to buy municipal securities that provided the best relative value consistent with our goal of providing long-term, tax-exempt income to shareholders. The fund purchased current coupon bonds with at least 10-year call protection in an attempt to protect the fund's long-term income stream. By actively managing the fund's exposure to prerefunded bonds and reinvesting the proceeds in current coupons with longer call protection, we helped protect the fund's share value and maintain a competitive yield.

During the period, the fund found value in and purchased Amesbury General Obligation, Massachusetts State Industrial Finance Agency Revenue - College of the Holy Cross and Massachusetts State Industrial Finance Agency Revenue - WGBH Educational Foundation. The fund also took advantage of its ability to buy uninsured bonds by investing in two high quality, AA-rated credits at relatively attractive yields. These securities were Massachusetts State Health and Education Facilities Authority Revenue for Wellesley College and Boston College. These purchases maintained diversification in a broad range of credits, which helped reduce the fund's exposure to risk and volatility that may affect any one credit.

PORTFOLIO BREAKDOWN
Franklin Massachusetts Insured
Tax-Free Income Fund
2/28/99

                                                                       % OF TOTAL
                                                                        LONG-TERM
SECTOR                                                                 INVESTMENTS
------                                                                 -----------
Hospitals                                                                 28.0%

Education                                                                 24.5%

Prerefunded                                                               12.1%

Transportation                                                            11.9%

General Obligation                                                         9.4%

Housing                                                                    8.3%

Utilities                                                                  3.8%

Health Care                                                                1.2%

Certificates of Participation                                              0.8%



(4) This does not indicate Moody's rating of the fund.


                                                                              21
We continue to closely monitor the supply of Massachusetts insured municipal bonds. In 1998, the commonwealth issued a total of $10.3 billion, of which 56% was insured. Compared with 1997, total issuance increased by 32.9%. Because supply outpaced demand throughout the year, we acquired the above securities at relatively attractive yields. Looking ahead, the lower borrowing costs may prompt issuers to refund additional issues, increasing the new-issue supply. Also, we will carefully track the commonwealth's debt management ability, as borrowing may increase with pressure to meet routine infrastructure needs and to fund the Central Artery Tunnel Project, now estimated to cost $11.6 billion to complete.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Massachusetts Insured Tax-Free Income Fund
3/1/98 - 2/28/99

                                                             DIVIDENDS PER SHARE
                                                          ------------------------
MONTH                                                      CLASS A       CLASS C
-----                                                     ----------   -----------
March                                                      4.9 cents    4.34 cents

April                                                      4.9 cents    4.34 cents

May                                                        4.9 cents    4.34 cents

June                                                       4.9 cents    4.34 cents

July                                                       4.9 cents    4.32 cents

August                                                     4.9 cents    4.32 cents

September                                                  4.9 cents    4.32 cents

October                                                    4.9 cents    4.35 cents

November                                                   4.9 cents    4.35 cents

December                                                   4.9 cents    4.35 cents

January                                                    4.9 cents    4.35 cents

February                                                   4.9 cents    4.35 cents
                                                          ----------   -----------
TOTAL                                                     58.8 CENTS   52.07 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


22
PERFORMANCE SUMMARY AS OF 2/28/99


Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                -$0.04            $11.71    $11.75


                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.5880

Long-Term Capital Gain                         $0.0324

Short-Term Capital Gain                        $0.0360

TOTAL                                          $0.6564


CLASS C                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                -$0.04           $11.76    $11.80


                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.5207

Long-Term Capital Gain                         $0.0324

Short-Term Capital Gain                        $0.0360

TOTAL                                          $0.5891


CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


PERFORMANCE

                                                                                  INCEPTION
CLASS A                                             1-YEAR    5-YEAR    10-YEAR    (4/3/85)
-------                                             ------    ------    -------   ---------
Cumulative Total Return(1)                         +5.36%     +32.70%   +103.30%   +177.96%

Average Annual Total Return(2)                     +0.89%      +4.91%     +6.89%     +7.30%

Distribution Rate(3)                      4.66%

Taxable Equivalent Distribution Rate(4)   8.20%

30-Day Standardized Yield(5)              3.75%

Taxable Equivalent Yield(4)               6.60%

                                                                    INCEPTION
CLASS C                                          1-YEAR    3-YEAR    (5/1/95)
-------                                          ------    ------   ---------
Cumulative Total Return(1)                       +4.74%    +17.74%   +26.41%

Average Annual Total Return(2)                   +2.70%     +5.24%    +6.04%

Distribution Rate(3)                     4.22%

Taxable Equivalent Distribution Rate(4)  7.43%

30-Day Standardized Yield(5)             3.33%

Taxable Equivalent Yield(4)              5.86%


Franklin Massachusetts Insured Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 3.24 cents ($0.0324) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Massachusetts state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


                                                                              23
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
-------
1-Year                                                                    +0.89%

5-Year                                                                    +4.91%

10-Year                                                                   +6.89%

Since Inception (4/3/85)                                                  +7.30%


The following line graph compares the performance of the Franklin Massachusetts Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

-----------------------------------------------------------------------------------------
Fund No.                             Inception 4/3/85
0118
-----------------------------------------------------------------------------------------
Date                     Franklin Massachusetts          Lehman Brothers           CPI
                            Insured Tax-Free             Municipal Bond
                           Income Fund-Class A                Index
-----------------------------------------------------------------------------------------
  3/1/89                     $ 9,575                   $10,000                   $10,000
 3/31/89                     $ 9,556      -0.24%       $ 9,976         0.58%     $10,058
 4/30/89                     $ 9,738       2.37%       $10,212         0.65%     $10,123
 5/31/89                     $ 9,947       2.08%       $10,425         0.57%     $10,181
 6/30/89                     $10,075       1.36%       $10,567         0.24%     $10,206
 7/31/89                     $10,176       1.36%       $10,710         0.24%     $10,230
 8/31/89                     $10,091      -0.98%       $10,605         0.16%     $10,246
 9/30/89                     $10,053      -0.30%       $10,574         0.32%     $10,279
10/31/89                     $10,137       1.22%       $10,703         0.48%     $10,329
11/30/89                     $10,268       1.75%       $10,890         0.24%     $10,353
12/31/89                     $10,343       0.82%       $10,979         0.16%     $10,370
 1/31/90                     $10,246      -0.47%       $10,928         1.03%     $10,477
 2/28/90                     $10,351       0.89%       $11,025         0.47%     $10,526
 3/31/90                     $10,351       0.03%       $11,028         0.55%     $10,584
 4/30/90                     $10,244      -0.72%       $10,949         0.16%     $10,601
 5/31/90                     $10,459       2.18%       $11,187         0.23%     $10,625
 6/30/90                     $10,548       0.88%       $11,286         0.54%     $10,682
 7/31/90                     $10,716       1.48%       $11,453         0.38%     $10,723
 8/31/90                     $10,517      -1.45%       $11,287         0.92%     $10,822
 9/30/90                     $10,497       0.06%       $11,294         0.84%     $10,913
10/31/90                     $10,628       1.81%       $11,498         0.60%     $10,978
11/30/90                     $10,840       2.01%       $11,729         0.22%     $11,002
12/31/90                     $10,871       0.44%       $11,781         0.00%     $11,002
 1/31/91                     $11,065       1.34%       $11,939         0.60%     $11,068
 2/28/91                     $11,116       0.87%       $12,042         0.15%     $11,085
 3/31/91                     $11,168       0.04%       $12,047         0.15%     $11,102
 4/30/91                     $11,324       1.34%       $12,209         0.15%     $11,118
 5/31/91                     $11,397       0.89%       $12,317         0.30%     $11,152
 6/30/91                     $11,408      -0.10%       $12,305         0.29%     $11,184
 7/31/91                     $11,567       1.22%       $12,455         0.15%     $11,201
 8/31/91                     $11,663       1.32%       $12,620         0.29%     $11,233
 9/30/91                     $11,802       1.30%       $12,784         0.44%     $11,283
10/31/91                     $11,888       0.90%       $12,899         0.15%     $11,299
11/30/91                     $11,888       0.28%       $12,935         0.29%     $11,332
12/31/91                     $12,116       2.15%       $13,213         0.07%     $11,340
 1/31/92                     $12,171       0.23%       $13,243         0.15%     $11,357
 2/29/92                     $12,167       0.03%       $13,247         0.36%     $11,398
 3/31/92                     $12,197       0.04%       $13,253         0.51%     $11,456
 4/30/92                     $12,305       0.89%       $13,370         0.14%     $11,472
 5/31/92                     $12,468       1.18%       $13,528         0.14%     $11,488
 6/30/92                     $12,656       1.68%       $13,756         0.36%     $11,530
 7/31/92                     $13,069       3.00%       $14,168         0.21%     $11,554
 8/31/92                     $12,896      -0.98%       $14,029         0.28%     $11,586
 9/30/92                     $12,915       0.65%       $14,121         0.28%     $11,619
10/31/92                     $12,671      -0.98%       $13,982         0.35%     $11,659
11/30/92                     $12,990       1.79%       $14,232         0.14%     $11,676
12/31/92                     $13,183       1.02%       $14,378        -0.07%     $11,667
 1/31/93                     $13,365       1.16%       $14,544         0.49%     $11,725
 2/28/93                     $13,747       3.62%       $15,071         0.35%     $11,766
 3/31/93                     $13,743      -1.06%       $14,911         0.35%     $11,807
 4/30/93                     $13,845       1.01%       $15,062         0.28%     $11,840
 5/31/93                     $13,889       0.56%       $15,146         0.14%     $11,856
 6/30/93                     $14,112       1.67%       $15,399         0.14%     $11,873
 7/31/93                     $14,144       0.13%       $15,419         0.00%     $11,873
 8/31/93                     $14,405       2.08%       $15,740         0.28%     $11,906
 9/30/93                     $14,545       1.14%       $15,919         0.21%     $11,931
10/31/93                     $14,576       0.19%       $15,949         0.41%     $11,980
11/30/93                     $14,522      -0.88%       $15,809         0.07%     $11,989
12/31/93                     $14,738       2.11%       $16,143         0.00%     $11,989
 1/31/94                     $14,893       1.14%       $16,327         0.27%     $12,021
 2/28/94                     $14,653      -2.59%       $15,904         0.34%     $12,062
 3/31/94                     $14,163      -4.07%       $15,257         0.34%     $12,103
 4/30/94                     $14,194       0.85%       $15,386         0.14%     $12,120
 5/31/94                     $14,275       0.87%       $15,520         0.07%     $12,128
 6/30/94                     $14,243      -0.61%       $15,425         0.34%     $12,170
 7/31/94                     $14,452       1.83%       $15,708         0.27%     $12,202
 8/31/94                     $14,484       0.35%       $15,763         0.40%     $12,251
 9/30/94                     $14,337      -1.47%       $15,531         0.27%     $12,284
10/31/94                     $14,176      -1.78%       $15,255         0.07%     $12,293
11/30/94                     $13,951      -1.81%       $14,978         0.13%     $12,309
12/31/94                     $14,204       2.20%       $15,308         0.00%     $12,309
 1/31/95                     $14,563       2.86%       $15,746         0.40%     $12,358
 2/28/95                     $14,923       2.91%       $16,204         0.40%     $12,408
 3/31/95                     $15,035       1.15%       $16,390         0.33%     $12,448
 4/30/95                     $15,094       0.12%       $16,410         0.33%     $12,490
 5/31/95                     $15,393       3.19%       $16,933         0.20%     $12,515
 6/30/95                     $15,333      -0.87%       $16,786         0.20%     $12,540
 7/31/95                     $15,434       0.95%       $16,946         0.00%     $12,540
 8/31/95                     $15,563       1.27%       $17,161         0.26%     $12,572
 9/30/95                     $15,664       0.63%       $17,269         0.20%     $12,597
10/31/95                     $15,848       1.45%       $17,519         0.33%     $12,639
11/30/95                     $16,046       1.66%       $17,810        -0.07%     $12,630
12/31/95                     $16,205       0.96%       $17,981        -0.07%     $12,621
 1/31/96                     $16,281       0.76%       $18,118         0.59%     $12,696
 2/29/96                     $16,232      -0.68%       $17,995         0.32%     $12,736
 3/31/96                     $16,072      -1.28%       $17,764         0.52%     $12,803
 4/30/96                     $16,009      -0.28%       $17,714         0.39%     $12,852
 5/31/96                     $16,043      -0.04%       $17,707         0.19%     $12,877
 6/30/96                     $16,178       1.09%       $17,900         0.06%     $12,885
 7/31/96                     $16,299       0.91%       $18,063         0.19%     $12,909
 8/31/96                     $16,320      -0.02%       $18,060         0.19%     $12,934
 9/30/96                     $16,509       1.40%       $18,313         0.32%     $12,975
10/31/96                     $16,657       1.13%       $18,519         0.32%     $13,017
11/30/96                     $16,891       1.83%       $18,858         0.19%     $13,041
12/31/96                     $16,836      -0.42%       $18,779         0.00%     $13,041
 1/31/97                     $16,869       0.19%       $18,815         0.32%     $13,083
 2/28/97                     $17,003       0.92%       $18,988         0.31%     $13,124
 3/31/97                     $16,784      -1.33%       $18,735         0.25%     $13,156
 4/30/97                     $16,921       0.84%       $18,893         0.12%     $13,172
 5/31/97                     $17,162       1.51%       $19,178        -0.06%     $13,164
 6/30/97                     $17,348       1.07%       $19,383         0.12%     $13,180
 7/31/97                     $17,818       2.77%       $19,920         0.12%     $13,196
 8/31/97                     $17,654      -0.94%       $19,733         0.19%     $13,221
 9/30/97                     $17,852       1.19%       $19,968         0.25%     $13,254
10/31/97                     $17,944       0.64%       $20,096         0.25%     $13,287
11/30/97                     $18,067       0.59%       $20,214        -0.06%     $13,279
12/31/97                     $18,327       1.46%       $20,509        -0.12%     $13,263
 1/31/98                     $18,451       1.03%       $20,720         0.19%     $13,288
 2/28/98                     $18,451       0.03%       $20,727         0.19%     $13,314
 3/31/98                     $18,465       0.09%       $20,745         0.19%     $13,339
 4/30/98                     $18,431      -0.45%       $20,652         0.18%     $13,363
 5/31/98                     $18,684       1.58%       $20,978         0.18%     $13,387
 6/30/98                     $18,793       0.39%       $21,060         0.12%     $13,403
 7/31/98                     $18,823       0.25%       $21,113         0.12%     $13,419
 8/31/98                     $19,063       1.55%       $21,440         0.12%     $13,435
 9/30/98                     $19,272       1.25%       $21,708         0.12%     $13,451
10/31/98                     $19,205       0.00%       $21,708         0.24%     $13,484
11/30/98                     $19,286       0.35%       $21,784         0.00%     $13,484
12/31/98                     $19,314       0.25%       $21,838        -0.06%     $13,476
 1/31/99           0.85%     $19,478       1.19%       $22,098         0.24%     $13,508
 2/28/99          -0.19%     $19,466      -0.44%       $22,001         0.12%     $13,524

Total Return                   94.66%                   120.01%                    35.24%
-----------------------------------------------------------------------------------------


CLASS A (3/1/89 - 2/29/99)
insert Plot Points

AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
-------
1-Year                                                                    +2.70%

3-Year                                                                    +5.24%

Since Inception (5/1/95)                                                  +6.04%


The following line graph compares the performance of the Franklin Massachusetts Insured Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

--------------------------------------------------------------------------------------------
Fund No. 218                         Inception 5/1/95
--------------------------------------------------------------------------------------------
Date                      Franklin Massachusetts          Lehman Brothers        CPI
                             Insured Tax-Free             Municipal Bond
                            Income Fund-Class C              Index
--------------------------------------------------------------------------------------------
  5/1/95                  $ 9,904                     $10,000                 $10,000
 5/31/95                  $10,100         3.19%       $10,319         0.20%   $10,020
 6/30/95                  $10,064        -0.87%       $10,229         0.20%   $10,040
 7/31/95                  $10,125         0.95%       $10,326         0.00%   $10,040
 8/31/95                  $10,213         1.27%       $10,458         0.26%   $10,066
 9/29/95                  $10,265         0.63%       $10,523         0.20%   $10,086
10/31/95                  $10,380         1.45%       $10,676         0.33%   $10,120
11/30/95                  $10,513         1.66%       $10,853        -0.07%   $10,112
12/29/95                  $10,611         0.96%       $10,957        -0.07%   $10,105
 1/31/96                  $10,655         0.76%       $11,041         0.59%   $10,165
 2/29/96                  $10,618        -0.68%       $10,966         0.32%   $10,198
 3/29/96                  $10,501        -1.28%       $10,825         0.52%   $10,251
 4/30/96                  $10,464        -0.28%       $10,795         0.39%   $10,291
 5/31/96                  $10,481        -0.04%       $10,791         0.19%   $10,310
 6/28/96                  $10,564         1.09%       $10,908         0.06%   $10,316
 7/31/96                  $10,647         0.91%       $11,008         0.19%   $10,336
 8/30/96                  $10,646        -0.02%       $11,005         0.19%   $10,356
 9/30/96                  $10,774         1.40%       $11,159         0.32%   $10,389
10/31/96                  $10,855         1.13%       $11,286         0.32%   $10,422
11/29/96                  $11,002         1.83%       $11,492         0.19%   $10,442
12/31/96                  $10,961        -0.42%       $11,444         0.00%   $10,442
 1/31/97                  $10,977         0.19%       $11,466         0.32%   $10,475
 2/28/97                  $11,068         0.92%       $11,571         0.31%   $10,508
 3/31/97                  $10,921        -1.33%       $11,417         0.25%   $10,534
 4/30/97                  $10,996         0.84%       $11,513         0.12%   $10,547
 5/31/97                  $11,147         1.51%       $11,687        -0.06%   $10,540
 6/30/97                  $11,272         1.07%       $11,812         0.12%   $10,553
 7/31/97                  $11,561         2.77%       $12,139         0.12%   $10,565
 8/31/97                  $11,450        -0.94%       $12,025         0.19%   $10,586
 9/30/97                  $11,582         1.19%       $12,168         0.25%   $10,612
10/31/97                  $11,635         0.64%       $12,246         0.25%   $10,639
11/30/97                  $11,709         0.59%       $12,318        -0.06%   $10,632
12/31/97                  $11,861         1.46%       $12,498        -0.12%   $10,619
 1/31/98                  $11,945         1.03%       $12,627         0.19%   $10,640
 2/28/98                  $11,939         0.03%       $12,631         0.19%   $10,660
 3/31/98                  $11,943         0.09%       $12,642         0.19%   $10,680
 4/30/98                  $11,916        -0.45%       $12,585         0.18%   $10,699
 5/31/98                  $12,072         1.58%       $12,784         0.18%   $10,719
 6/30/98                  $12,137         0.39%       $12,834         0.12%   $10,731
 7/31/98                  $12,161         0.25%       $12,866         0.12%   $10,744
 8/31/98                  $12,299         1.55%       $13,065         0.12%   $10,757
 9/30/98                  $12,427         1.25%       $13,229         0.12%   $10,770
10/31/98                  $12,389         0.00%       $13,229         0.24%   $10,796
11/30/98                  $12,424         0.35%       $13,275         0.00%   $10,796
12/31/98                  $12,447         0.25%       $13,308        -0.06%   $10,789
 1/31/99          0.79%   $12,545         1.19%       $13,466         0.24%   $10,815
 2/28/99         -0.32%   $12,520        -0.44%       $13,407         0.12%   $10,828

Total Return                25.20%                      34.07%                   8.28%
-----------------------------------------------------------------------------------------



CLASS C (5/1/95 - 2/28/99)
insert Plot Points

*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.


24
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

Your Fund's Goal: Franklin Michigan Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting primarily of insured Michigan municipal bonds.(1)


STATE UPDATE

[MICHIGAN STATE GRAPHIC] Perhaps no other state has benefited more than Michigan from the nation's prolonged economic expansion. Since July 1996, the state's unemployment rate has been lower than the U.S. average, in contrast to the prior 15-year period, when Michigan's rate was higher than the national average. Personal income grew 4.6% in 1997, extending a period of strong growth that began with the end of the recession in the early '90s. While the state is still dependent on the cyclical auto industry, corporate restructuring and reinvestment improved the auto companies' competitive positions, which should make them less vulnerable to economic cycles than in the past.(2)

As a result of the healthy economic environment, the state was able to improve its financial situation significantly. Spending in recent years was below revenue levels, eliminating the state's once sizable deficit and allowing Michigan to build up a large surplus. At the same time, the government went through a period of downsizing and cost reduction and control. Furthermore, these factors enabled the state to introduce substantial tax cuts.(3)

With record low unemployment, strong personal income growth, solid financial operations and an auto industry less susceptible to economic cycles, Michigan is hitting on all cylinders. Reflecting the state's healthy economy, Moody's, a national credit rating agency, rated Michigan's general obligation debt Aa1.(4)


(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

(2.) Source: Fitch IBCA, November 1998.

(3.) Source: Moody's, November 1998.

(4.) This does not indicate Moody's rating of the fund.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 70 of this report.


                                                                              25
PORTFOLIO BREAKDOWN
Franklin Michigan Insured
Tax-Free Income Fund
2/28/99

                                                                      % OF TOTAL
                                                                       LONG-TERM
SECTOR                                                                INVESTMENTS
------                                                                -----------
Prerefunded                                                              32.2%

Education                                                                22.2%

Hospitals                                                                18.8%

Utilities                                                                12.3%

General Obligation                                                        4.8%

Transportation                                                            3.7%

Other Revenue                                                             3.0%

Health Care                                                               1.6%

Housing                                                                   0.9%

Tax Allocation                                                            0.4%

Sales Tax Revenue                                                         0.1%


PORTFOLIO NOTES

During the year under review, municipal bonds traded at historically attractive levels, compared with the 30-year Treasury bond. At the end of the reporting period, long-term, insured municipal bonds yielded approximately 95% of the long Treasury bond. At the same time, 1998 was the second-highest year in history for municipal bond issuance nationally, with more than $280 billion in new supply. This prevented municipal bond yields from decreasing at the same rate as those of government bonds. Although municipal bonds lagged behind Treasuries during foreign investors' flight to quality from international stock market volatility in 1998, as fundamentals reverse, we expect the municipal bond market should close the gap.

The fund's total net assets increased slightly during the year under review, rising by $36 million, to $1.21 billion on February 28, 1999. In addition, Franklin Michigan Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, increased eight cents, from $12.20 on February 28, 1998, to $12.28 on February 28, 1999. The fund's asset allocation changed slightly during the period. Prerefunded securities was the largest sector in the fund, comprising 32.2% of total long-term investments at the end of the reporting period, compared with 17.2% a year earlier. When an outstanding bond becomes prerefunded, it will be called at its first call date. In most cases, prerefunded bonds are backed by an escrow of U.S. Treasuries and thus have a substantial increase in price -- depending on their call date. Education, making up 22.2% of total long-term investments at the end of the reporting period, remained an important sector in the portfolio, as we continued to find value there.

The fund purchased current coupon bonds with at least 10-year call protection in an attempt to protect its long-term income stream. Also, by actively managing the fund's exposure to prerefunded bonds and reinvesting the proceeds in current coupons with longer call protection, we helped to protect its share value and maintain a competitive yield. Significant purchases during the period included Fenton Area Public School General Obligation, Northview Public School District General Obligation and Michigan State Hospital Finance Authority Revenue -Oakwood Obligation Group.

However, due to the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from bond sales. Thus, the fund made distributions totaling 5.13 cents per share in long-term capital gains and 0.36 cents per share in short-term capital gains in June and December. Additionally, the fund may make another capital gain distribution in June 1999.


26
Going forward, the fund should perform well when compared with other fixed-income investments. However, please keep in mind that in this low interest-rate environment, the fund may have to further decrease the dividend payment, if interest rates stay at their recent, low level.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Michigan Insured Tax-Free Income Fund
3/1/98 - 2/28/99

                                                             DIVIDENDS PER SHARE
                                                             -------------------
MONTH                                                      CLASS A       CLASS C
-----                                                      -------       -------
March                                                      5.1 cents    4.49 cents

April                                                      5.1 cents    4.50 cents

May                                                        5.1 cents    4.50 cents

June                                                       5.1 cents    4.50 cents

July                                                       5.1 cents    4.52 cents

August                                                     5.1 cents    4.52 cents

September                                                  5.1 cents    4.52 cents

October                                                    5.1 cents    4.60 cents

November                                                   5.1 cents    4.60 cents

December                                                   5.0 cents    4.50 cents

January                                                    5.0 cents    4.50 cents

February                                                   5.0 cents    4.50 cents
                                                          ----------   -----------
TOTAL                                                     60.9 CENTS   54.25 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


                                                                              27
PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)


CLASS A                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                +$0.08            $12.28    $12.20


                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.6090

Long-Term Capital Gain                         $0.0513

Short-Term Capital Gain                        $0.0036

TOTAL                                          $0.6639


CLASS C                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                +$0.09            $12.36   $12.27


                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.5425

Long-Term Capital Gain                         $0.0513

Short-Term Capital Gain                        $0.0036

TOTAL                                          $0.5974


CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE


                                                                                 INCEPTION
CLASS A                                            1-YEAR    5-YEAR    10-YEAR    (4/3/85)
-------                                            ------    ------    -------   ---------
Cumulative Total Return(1)                         +6.23%    +33.98%   +106.98%   +192.30%

Average Annual Total Return(2)                     +1.73%     +5.11%     +7.08%     +7.68%

Distribution Rate(3)                      4.63%

Taxable Equivalent Distribution Rate(4)   8.02%

30-Day Standardized Yield(5)              3.71%

Taxable Equivalent Yield(4)               6.43%

                                                                    INCEPTION
CLASS C                                           1-YEAR   3-YEAR    (5/1/95)
-------                                           ------   ------   ---------
Cumulative Total Return(1)                        +5.71%   +18.91%   +27.92%

Average Annual Total Return(2)                    +3.70%    +5.60%    +6.36%

Distribution Rate(3)                     4.15%

Taxable Equivalent Distribution Rate(4)  7.19%

30-Day Standardized Yield(5)             3.28%

Taxable Equivalent Yield(4)              5.68%


Franklin Michigan Insured Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 5.13 cents ($0.0513) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4.) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Michigan state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


28

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

The following line graph compares the performance of the Franklin Michigan Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

-------------------------------------------------------------------------------------
Fund No.                             Inception 4/3/85
0119
-------------------------------------------------------------------------------------
Date                        Franklin Michigan        Lehman Brothers         CPI
                            Insured Tax-Free         Municipal Bond
                           Income Fund-Class A            Index
-------------------------------------------------------------------------------------
  3/1/89                     $ 9,578               $10,000                   $10,000
 3/31/89                     $ 9,553      -0.24%   $ 9,976         0.58%     $10,058
 4/30/89                     $ 9,740       2.37%   $10,212         0.65%     $10,123
 5/31/89                     $ 9,972       2.08%   $10,425         0.57%     $10,181
 6/30/89                     $10,107       1.36%   $10,567         0.24%     $10,206
 7/31/89                     $10,180       1.36%   $10,710         0.24%     $10,230
 8/31/89                     $10,118      -0.98%   $10,605         0.16%     $10,246
 9/30/89                     $10,064      -0.30%   $10,574         0.32%     $10,279
10/31/89                     $10,147       1.22%   $10,703         0.48%     $10,329
11/30/89                     $10,295       1.75%   $10,890         0.24%     $10,353
12/31/89                     $10,370       0.82%   $10,979         0.16%     $10,370
 1/31/90                     $10,287      -0.47%   $10,928         1.03%     $10,477
 2/28/90                     $10,391       0.89%   $11,025         0.47%     $10,526
 3/31/90                     $10,393       0.03%   $11,028         0.55%     $10,584
 4/30/90                     $10,300      -0.72%   $10,949         0.16%     $10,601
 5/31/90                     $10,539       2.18%   $11,187         0.23%     $10,625
 6/30/90                     $10,666       0.88%   $11,286         0.54%     $10,682
 7/31/90                     $10,822       1.48%   $11,453         0.38%     $10,723
 8/31/90                     $10,601      -1.45%   $11,287         0.92%     $10,822
 9/30/90                     $10,613       0.06%   $11,294         0.84%     $10,913
10/31/90                     $10,752       1.81%   $11,498         0.60%     $10,978
11/30/90                     $10,981       2.01%   $11,729         0.22%     $11,002
12/31/90                     $11,002       0.44%   $11,781         0.00%     $11,002
 1/31/91                     $11,174       1.34%   $11,939         0.60%     $11,068
 2/28/91                     $11,246       0.87%   $12,042         0.15%     $11,085
 3/31/91                     $11,288       0.04%   $12,047         0.15%     $11,102
 4/30/91                     $11,442       1.34%   $12,209         0.15%     $11,118
 5/31/91                     $11,515       0.89%   $12,317         0.30%     $11,152
 6/30/91                     $11,507      -0.10%   $12,305         0.29%     $11,184
 7/31/91                     $11,654       1.22%   $12,455         0.15%     $11,201
 8/31/91                     $11,738       1.32%   $12,620         0.29%     $11,233
 9/30/91                     $11,886       1.30%   $12,784         0.44%     $11,283
10/31/91                     $11,972       0.90%   $12,899         0.15%     $11,299
11/30/91                     $11,963       0.28%   $12,935         0.29%     $11,332
12/31/91                     $12,209       2.15%   $13,213         0.07%     $11,340
 1/31/92                     $12,253       0.23%   $13,243         0.15%     $11,357
 2/29/92                     $12,245       0.03%   $13,247         0.36%     $11,398
 3/31/92                     $12,279       0.04%   $13,253         0.51%     $11,456
 4/30/92                     $12,400       0.89%   $13,370         0.14%     $11,472
 5/31/92                     $12,597       1.18%   $13,528         0.14%     $11,488
 6/30/92                     $12,782       1.68%   $13,756         0.36%     $11,530
 7/31/92                     $13,242       3.00%   $14,168         0.21%     $11,554
 8/31/92                     $13,064      -0.98%   $14,029         0.28%     $11,586
 9/30/92                     $13,096       0.65%   $14,121         0.28%     $11,619
10/31/92                     $12,872      -0.98%   $13,982         0.35%     $11,659
11/30/92                     $13,173       1.79%   $14,232         0.14%     $11,676
12/31/92                     $13,341       1.02%   $14,378        -0.07%     $11,667
 1/31/93                     $13,509       1.16%   $14,544         0.49%     $11,725
 2/28/93                     $13,895       3.62%   $15,071         0.35%     $11,766
 3/31/93                     $13,859      -1.06%   $14,911         0.35%     $11,807
 4/30/93                     $13,949       1.01%   $15,062         0.28%     $11,840
 5/31/93                     $14,029       0.56%   $15,146         0.14%     $11,856
 6/30/93                     $14,260       1.67%   $15,399         0.14%     $11,873
 7/31/93                     $14,258       0.13%   $15,419         0.00%     $11,873
 8/31/93                     $14,538       2.08%   $15,740         0.28%     $11,906
 9/30/93                     $14,712       1.14%   $15,919         0.21%     $11,931
10/31/93                     $14,780       0.19%   $15,949         0.41%     $11,980
11/30/93                     $14,706      -0.88%   $15,809         0.07%     $11,989
12/31/93                     $14,954       2.11%   $16,143         0.00%     $11,989
 1/31/94                     $15,084       1.14%   $16,327         0.27%     $12,021
 2/28/94                     $14,780      -2.59%   $15,904         0.34%     $12,062
 3/31/94                     $14,306      -4.07%   $15,257         0.34%     $12,103
 4/30/94                     $14,399       0.85%   $15,386         0.14%     $12,120
 5/31/94                     $14,469       0.87%   $15,520         0.07%     $12,128
 6/30/94                     $14,415      -0.61%   $15,425         0.34%     $12,170
 7/31/94                     $14,634       1.83%   $15,708         0.27%     $12,202
 8/31/94                     $14,667       0.35%   $15,763         0.40%     $12,251
 9/30/94                     $14,502      -1.47%   $15,531         0.27%     $12,284
10/31/94                     $14,310      -1.78%   $15,255         0.07%     $12,293
11/30/94                     $14,081      -1.81%   $14,978         0.13%     $12,309
12/31/94                     $14,367       2.20%   $15,308         0.00%     $12,309
 1/31/95                     $14,694       2.86%   $15,746         0.40%     $12,358
 2/28/95                     $15,060       2.91%   $16,204         0.40%     $12,408
 3/31/95                     $15,184       1.15%   $16,390         0.33%     $12,448
 4/30/95                     $15,218       0.12%   $16,410         0.33%     $12,490
 5/31/95                     $15,577       3.19%   $16,933         0.20%     $12,515
 6/30/95                     $15,482      -0.87%   $16,786         0.20%     $12,540
 7/31/95                     $15,569       0.95%   $16,946         0.00%     $12,540
 8/31/95                     $15,710       1.27%   $17,161         0.26%     $12,572
 9/30/95                     $15,798       0.63%   $17,269         0.20%     $12,597
10/31/95                     $15,993       1.45%   $17,519         0.33%     $12,639
11/30/95                     $16,229       1.66%   $17,810        -0.07%     $12,630
12/31/95                     $16,359       0.96%   $17,981        -0.07%     $12,621
 1/31/96                     $16,463       0.76%   $18,118         0.59%     $12,696
 2/29/96                     $16,391      -0.68%   $17,995         0.32%     $12,736
 3/31/96                     $16,208      -1.28%   $17,764         0.52%     $12,803
 4/30/96                     $16,187      -0.28%   $17,714         0.39%     $12,852
 5/31/96                     $16,180      -0.04%   $17,707         0.19%     $12,877
 6/30/96                     $16,353       1.09%   $17,900         0.06%     $12,885
 7/31/96                     $16,484       0.91%   $18,063         0.19%     $12,909
 8/31/96                     $16,476      -0.02%   $18,060         0.19%     $12,934
 9/30/96                     $16,693       1.40%   $18,313         0.32%     $12,975
10/31/96                     $16,840       1.13%   $18,519         0.32%     $13,017
11/30/96                     $17,115       1.83%   $18,858         0.19%     $13,041
12/31/96                     $17,051      -0.42%   $18,779         0.00%     $13,041
 1/31/97                     $17,058       0.19%   $18,815         0.32%     $13,083
 2/28/97                     $17,193       0.92%   $18,988         0.31%     $13,124
 3/31/97                     $16,985      -1.33%   $18,735         0.25%     $13,156
 4/30/97                     $17,108       0.84%   $18,893         0.12%     $13,172
 5/31/97                     $17,332       1.51%   $19,178        -0.06%     $13,164
 6/30/97                     $17,482       1.07%   $19,383         0.12%     $13,180
 7/31/97                     $17,913       2.77%   $19,920         0.12%     $13,196
 8/31/97                     $17,742      -0.94%   $19,733         0.19%     $13,221
 9/30/97                     $17,925       1.19%   $19,968         0.25%     $13,254
10/31/97                     $18,036       0.64%   $20,096         0.25%     $13,287
11/30/97                     $18,146       0.59%   $20,214        -0.06%     $13,279
12/31/97                     $18,448       1.46%   $20,509        -0.12%     $13,263
 1/31/98                     $18,602       1.03%   $20,720         0.19%     $13,288
 2/28/98                     $18,636       0.03%   $20,727         0.19%     $13,314
 3/31/98                     $18,637       0.09%   $20,745         0.19%     $13,339
 4/30/98                     $18,608      -0.45%   $20,652         0.18%     $13,363
 5/31/98                     $18,872       1.58%   $20,978         0.18%     $13,387
 6/30/98                     $19,001       0.39%   $21,060         0.12%     $13,403
 7/31/98                     $19,049       0.25%   $21,113         0.12%     $13,419
 8/31/98                     $19,286       1.55%   $21,440         0.12%     $13,435
 9/30/98                     $19,523       1.25%   $21,708         0.12%     $13,451
10/31/98                     $19,524       0.00%   $21,708         0.24%     $13,484
11/30/98                     $19,605       0.35%   $21,784         0.00%     $13,484
12/31/98                     $19,641       0.25%   $21,838        -0.06%     $13,476
 1/31/99           0.90%     $19,818       1.19%   $22,098         0.24%     $13,508
 2/28/99          -0.09%     $19,824      -0.44%   $22,001         0.12%     $13,524

Total Return                  98.24%                 120.01%                  35.24%
-------------------------------------------------------------------------------------


The following line graph compares the performance of the Franklin Michigan Insured Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

-----------------------------------------------------------------------------------------
Fund No. 219                         Inception 5/1/95
-----------------------------------------------------------------------------------------
Date                        Franklin Michigan            Lehman Brothers         CPI
                            Insured Tax-Free             Municipal Bond
                           Income Fund-Class C                Index
-----------------------------------------------------------------------------------------
  5/1/95                   $ 9,899                     $10,000                 $10,000
 5/31/95                   $10,141         3.19%       $10,319         0.20%   $10,020
 6/30/95                   $10,082        -0.87%       $10,229         0.20%   $10,040
 7/31/95                   $10,134         0.95%       $10,326         0.00%   $10,040
 8/31/95                   $10,220         1.27%       $10,458         0.26%   $10,066
 9/29/95                   $10,281         0.63%       $10,523         0.20%   $10,086
10/31/95                   $10,402         1.45%       $10,676         0.33%   $10,120
11/30/95                   $10,549         1.66%       $10,853        -0.07%   $10,112
12/29/95                   $10,629         0.96%       $10,957        -0.07%   $10,105
 1/31/96                   $10,690         0.76%       $11,041         0.59%   $10,165
 2/29/96                   $10,639        -0.68%       $10,966         0.32%   $10,198
 3/29/96                   $10,513        -1.28%       $10,825         0.52%   $10,251
 4/30/96                   $10,495        -0.28%       $10,795         0.39%   $10,291
 5/31/96                   $10,494        -0.04%       $10,791         0.19%   $10,310
 6/28/96                   $10,591         1.09%       $10,908         0.06%   $10,316
 7/31/96                   $10,671         0.91%       $11,008         0.19%   $10,336
 8/30/96                   $10,670        -0.02%       $11,005         0.19%   $10,356
 9/30/96                   $10,805         1.40%       $11,159         0.32%   $10,389
10/31/96                   $10,895         1.13%       $11,286         0.32%   $10,422
11/29/96                   $11,066         1.83%       $11,492         0.19%   $10,442
12/31/96                   $11,020        -0.42%       $11,444         0.00%   $10,442
 1/31/97                   $11,019         0.19%       $11,466         0.32%   $10,475
 2/28/97                   $11,109         0.92%       $11,571         0.31%   $10,508
 3/31/97                   $10,960        -1.33%       $11,417         0.25%   $10,534
 4/30/97                   $11,034         0.84%       $11,513         0.12%   $10,547
 5/31/97                   $11,173         1.51%       $11,687        -0.06%   $10,540
 6/30/97                   $11,273         1.07%       $11,812         0.12%   $10,553
 7/31/97                   $11,544         2.77%       $12,139         0.12%   $10,565
 8/31/97                   $11,420        -0.94%       $12,025         0.19%   $10,586
 9/30/97                   $11,541         1.19%       $12,168         0.25%   $10,612
10/31/97                   $11,596         0.64%       $12,246         0.25%   $10,639
11/30/97                   $11,671         0.59%       $12,318        -0.06%   $10,632
12/31/97                   $11,858         1.46%       $12,498        -0.12%   $10,619
 1/31/98                   $11,951         1.03%       $12,627         0.19%   $10,640
 2/28/98                   $11,966         0.03%       $12,631         0.19%   $10,660
 3/31/98                   $11,961         0.09%       $12,642         0.19%   $10,680
 4/30/98                   $11,936        -0.45%       $12,585         0.18%   $10,699
 5/31/98                   $12,099         1.58%       $12,784         0.18%   $10,719
 6/30/98                   $12,185         0.39%       $12,834         0.12%   $10,731
 7/31/98                   $12,210         0.25%       $12,866         0.12%   $10,744
 8/31/98                   $12,355         1.55%       $13,065         0.12%   $10,757
 9/30/98                   $12,500         1.25%       $13,229         0.12%   $10,770
10/31/98                   $12,496         0.00%       $13,229         0.24%   $10,796
11/30/98                   $12,542         0.35%       $13,275         0.00%   $10,796
12/31/98                   $12,560         0.25%       $13,308        -0.06%   $10,789
 1/31/99           0.85%   $12,667         1.19%       $13,466         0.24%   $10,815
 2/28/99          -0.13%   $12,663        -0.44%       $13,407         0.12%   $10,828

Total Return                 26.63%                      34.07%                   8.28%
-----------------------------------------------------------------------------------------



*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.


                                                                              29
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Minnesota Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Minnesota state personal income taxes through a portfolio consisting primarily of insured Minnesota municipal bonds.(1)


STATE UPDATE

[MINNESOTA STATE GRAPHIC] With perhaps the most balanced economy in the U.S., conservative stewardship of fiscal policy and a vigorous growth trend, Minnesota walked away from 1998 with a clean bill of health. Beyond solid and soaring fundamentals, including an unemployment rate less than half the national average, during the year under review, the state maintained the highest possible credit ratings with an increased revenue stream and continued control over current and future spending initiatives. Unaudited revenues for fiscal 1998 increased $400 million over 1997, with individual income taxes spawning 87% of the increase.(2) Synergies between the services, trade and manufacturing sectors offered resilience in the event of a major economic downturn. Independent of positive forecasts for a surplus in fiscal 1999, the state just received the first of many multi-million dollar annual installments as a result of the historic $6.1 billion tobacco settlement, which is payable over 25 years. Tobacco companies promised to provide $1.7 billion in funds during the next five years.(3)

As a result of the November elections, "tripartisan" may become the operative word as the governorship, Senate and House each fall under the control of a different political party. With $1.4 billion in reserves and another projected surplus, the first item on the agenda requiring cooperation may be a coordinated tax relief plan.(4) However, the new political forces will not have to worry about a new debt structure. Touted as one of the more simplistic, yet effective, debt management policies in the


(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

(2) Source: Moody's Investors Service, Municipal Credit Research, October 23, 1998.

(3) Source: Moody's Investors Service, Municipal Credit Research, May 26, 1998.

(4) Standard & Poor's CreditWeek Municipal, January 18, 1999.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 78 of this report.


30
nation, almost all debt issued by Minnesota falls under general obligation (GO), 70% of which is scheduled to retire in the next 10 years. The Debt Management Policy, which restricts GO debt to 2.5% of personal income and limits total debt to 5.0%, underscores the state's commitment to responsible borrowing practices.

The "stable" outlook and Aaa rating assigned Minnesota by Moody's, a national credit rating agency, is as much the result of excellent management from the government's highest levels as it is a product of a booming, diverse economy that has hit its stride.(5)


PORTFOLIO NOTES

Issuers continued to redeem higher interest-rate bonds during the one-year review period, albeit at a slower pace than last year. Seeking to extend the portfolio's long-term, income-earning potential, we sold a percentage of these prerefunded bonds and reinvested the proceeds in bonds offering longer call protection. At the end of the reporting period, prerefunded bonds made up 6.5% of the fund's total long-term investments, down from 15.5% on February 28, 1998. Selling prerefunded securities is consistent with our fiscally responsible strategy of managing the fund to maximize tax-free income and maintain a stable share value. To further increase stability, we do not use derivatives or attempt to forecast where interest rates are heading.

Franklin Minnesota Insured Tax-Free Income Fund's total net assets grew 6% during the 12 months under review, reaching approximately $536.1 million on February 28, 1999, compared with $505.4 million a year earlier. We invested new money as well as proceeds from sold securities in a wide range of industries to maintain the fund's broad sector diversification. At the end of the period, the hospital sector had the fund's heaviest weighting, comprising 17.8% of the fund's total long-term investments, compared with 16.4% on February 28, 1998. We also found value in the education sector, which increased from 13.1% to17.5% of the fund's total long-term investments during the same period. Purchases included Minneapolis/St. Paul Metropolitan Airport Commission Airport Revenue; Buffalo GO - Independent School District and Minneapolis Multifamily Revenue - Riverside Plaza.


PORTFOLIO BREAKDOWN
Franklin Minnesota Insured
Tax-Free Income Fund
2/28/99

                                                                      % OF TOTAL
                                                                       LONG-TERM
SECTOR                                                                INVESTMENTS
------                                                                -----------
Hospitals                                                                17.8%

Education                                                                17.5%

Housing                                                                  16.3%

Utilities                                                                12.5%

Transportation                                                           10.0%

Health Care                                                               7.0%

Prerefunded                                                               6.5%

General Obligation                                                        5.3%

Other Revenue                                                             3.3%

Certificates
of Participation                                                          2.2%

Tax Allocation                                                            1.4%

Sales Tax                                                                 0.2%


(5) This does not indicate Moody's rating of the fund.


                                                                              31
The fund should perform well into the next reporting period, aided by stable interest rates and ample supply of new bonds. However, the fund's substantial new investments in the current, historically low interest-rate environment increased pressure on the dividend payment. If interest rates stay in the same range, it is likely that there will be further dividend payment cuts in the next reporting period. In addition, it may be difficult for the fund to generate enough capital losses to offset the gains realized from prerefunded bond sales. Thus, the fund may make a capital gain distribution in June 1999.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Minnesota Insured Tax-Free Income Fund
3/1/98 - 2/28/99

                                                             DIVIDENDS PER SHARE
                                                          ------------------------
MONTH                                                      CLASS A       CLASS C
                                                          ----------   -----------
March                                                      5.2 cents    4.61 cents

April                                                      5.2 cents    4.69 cents

May                                                        5.2 cents    4.69 cents

June                                                       5.2 cents    4.69 cents

July                                                       5.2 cents    4.62 cents

August                                                     5.2 cents    4.62 cents

September                                                  5.2 cents    4.62 cents

October                                                    5.2 cents    4.61 cents

November                                                   5.2 cents    4.61 cents

December                                                   5.0 cents    4.41 cents

January                                                    5.0 cents    4.41 cents

February                                                   5.0 cents    4.41 cents

TOTAL                                                     61.8 CENTS   54.99 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


32
PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)


CLASS A                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                -$0.02            $12.14   $12.16


                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.6180

Long-Term Capital Gain                         $0.0206

TOTAL                                          $0.6386


CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.


CLASS C                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                -$0.02           $12.19     $12.21


                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.5499

Long-Term Capital Gain                         $0.0206

TOTAL                                          $0.5705


CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


PERFORMANCE

                                                                                  INCEPTION
CLASS A                                             1-YEAR    5-YEAR    10-YEAR    (4/3/85)
-------                                             ------    ------    -------   ---------
Cumulative Total Return(1)                          +5.18%    +30.60%   +98.04%    +187.60%

Average Annual Total Return(2)                      +0.71%     +4.57%    +6.61%      +7.56%

Distribution Rate(3)                       4.73%

Taxable Equivalent Distribution Rate(4)    8.56%

30-Day Standardized Yield(5)               3.83%

Taxable Equivalent Yield(4)                6.93%

                                                                        INCEPTION
CLASS C                                              1-YEAR    3-YEAR    (5/1/95)
-------                                              ------    ------   ---------
Cumulative Total Return(1)                           +4.58%    +16.39%   +24.16%

Average Annual Total Return(2)                       +2.57%     +4.85%    +5.53%

Distribution Rate(3)                      4.31%

Taxable Equivalent Distribution Rate(4)   7.80%

30-Day Standardized Yield(5)              3.41%

Taxable Equivalent Yield(4)               6.17%

Franklin Minnesota Insured Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 2.06 cents ($0.0206) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4.) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Minnesota state personal income tax bracket of 44.7%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.


                                                                              33
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
-------
1-Year                                                                    +0.71%

5-Year                                                                    +4.57%

10-Year                                                                   +6.61%

Since Inception (4/3/85)                                                  +7.56%


The following line graph compares the performance of the Franklin Minnesota Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

---------------------------------------------------------------------------------------
Fund No.                             Inception 4/3/85
0120
---------------------------------------------------------------------------------------
Date                       Franklin Minnesota          Lehman Brothers         CPI
                            Insured Tax-Free           Municipal Bond
                           Income Fund-Class A              Index
---------------------------------------------------------------------------------------
  3/1/89                     $ 9,574                 $10,000                   $10,000
 3/31/89                     $ 9,562      -0.24%     $9,976          0.58%     $10,058
 4/30/89                     $ 9,765       2.37%     $10,212         0.65%     $10,123
 5/31/89                     $ 9,969       2.08%     $10,425         0.57%     $10,181
 6/30/89                     $10,104       1.36%     $10,567         0.24%     $10,206
 7/31/89                     $10,179       1.36%     $10,710         0.24%     $10,230
 8/31/89                     $10,123      -0.98%     $10,605         0.16%     $10,246
 9/30/89                     $10,075      -0.30%     $10,574         0.32%     $10,279
10/31/89                     $10,160       1.22%     $10,703         0.48%     $10,329
11/30/89                     $10,300       1.75%     $10,890         0.24%     $10,353
12/31/89                     $10,377       0.82%     $10,979         0.16%     $10,370
 1/31/90                     $10,301      -0.47%     $10,928         1.03%     $10,477
 2/28/90                     $10,406       0.89%     $11,025         0.47%     $10,526
 3/31/90                     $10,412       0.03%     $11,028         0.55%     $10,584
 4/30/90                     $10,362      -0.72%     $10,949         0.16%     $10,601
 5/31/90                     $10,580       2.18%     $11,187         0.23%     $10,625
 6/30/90                     $10,688       0.88%     $11,286         0.54%     $10,682
 7/31/90                     $10,834       1.48%     $11,453         0.38%     $10,723
 8/31/90                     $10,642      -1.45%     $11,287         0.92%     $10,822
 9/30/90                     $10,619       0.06%     $11,294         0.84%     $10,913
10/31/90                     $10,768       1.81%     $11,498         0.60%     $10,978
11/30/90                     $10,975       2.01%     $11,729         0.22%     $11,002
12/31/90                     $10,981       0.44%     $11,781         0.00%     $11,002
 1/31/91                     $11,142       1.34%     $11,939         0.60%     $11,068
 2/28/91                     $11,196       0.87%     $12,042         0.15%     $11,085
 3/31/91                     $11,241       0.04%     $12,047         0.15%     $11,102
 4/30/91                     $11,405       1.34%     $12,209         0.15%     $11,118
 5/31/91                     $11,490       0.89%     $12,317         0.30%     $11,152
 6/30/91                     $11,483      -0.10%     $12,305         0.29%     $11,184
 7/31/91                     $11,637       1.22%     $12,455         0.15%     $11,201
 8/31/91                     $11,710       1.32%     $12,620         0.29%     $11,233
 9/30/91                     $11,866       1.30%     $12,784         0.44%     $11,283
10/31/91                     $11,950       0.90%     $12,899         0.15%     $11,299
11/30/91                     $11,943       0.28%     $12,935         0.29%     $11,332
12/31/91                     $12,173       2.15%     $13,213         0.07%     $11,340
 1/31/92                     $12,217       0.23%     $13,243         0.15%     $11,357
 2/29/92                     $12,210       0.03%     $13,247         0.36%     $11,398
 3/31/92                     $12,265       0.04%     $13,253         0.51%     $11,456
 4/30/92                     $12,363       0.89%     $13,370         0.14%     $11,472
 5/31/92                     $12,545       1.18%     $13,528         0.14%     $11,488
 6/30/92                     $12,706       1.68%     $13,756         0.36%     $11,530
 7/31/92                     $13,135       3.00%     $14,168         0.21%     $11,554
 8/31/92                     $12,942      -0.98%     $14,029         0.28%     $11,586
 9/30/92                     $12,943       0.65%     $14,121         0.28%     $11,619
10/31/92                     $12,716      -0.98%     $13,982         0.35%     $11,659
11/30/92                     $13,023       1.79%     $14,232         0.14%     $11,676
12/31/92                     $13,199       1.02%     $14,378        -0.07%     $11,667
 1/31/93                     $13,366       1.16%     $14,544         0.49%     $11,725
 2/28/93                     $13,732       3.62%     $15,071         0.35%     $11,766
 3/31/93                     $13,700      -1.06%     $14,911         0.35%     $11,807
 4/30/93                     $13,801       1.01%     $15,062         0.28%     $11,840
 5/31/93                     $13,866       0.56%     $15,146         0.14%     $11,856
 6/30/93                     $14,079       1.67%     $15,399         0.14%     $11,873
 7/31/93                     $14,088       0.13%     $15,419         0.00%     $11,873
 8/31/93                     $14,325       2.08%     $15,740         0.28%     $11,906
 9/30/93                     $14,471       1.14%     $15,919         0.21%     $11,931
10/31/93                     $14,514       0.19%     $15,949         0.41%     $11,980
11/30/93                     $14,443      -0.88%     $15,809         0.07%     $11,989
12/31/93                     $14,649       2.11%     $16,143         0.00%     $11,989
 1/31/94                     $14,776       1.14%     $16,327         0.27%     $12,021
 2/28/94                     $14,503      -2.59%     $15,904         0.34%     $12,062
 3/31/94                     $14,088      -4.07%     $15,257         0.34%     $12,103
 4/30/94                     $14,133       0.85%     $15,386         0.14%     $12,120
 5/31/94                     $14,238       0.87%     $15,520         0.07%     $12,128
 6/30/94                     $14,192      -0.61%     $15,425         0.34%     $12,170
 7/31/94                     $14,393       1.83%     $15,708         0.27%     $12,202
 8/31/94                     $14,439       0.35%     $15,763         0.40%     $12,251
 9/30/94                     $14,289      -1.47%     $15,531         0.27%     $12,284
10/31/94                     $14,088      -1.78%     $15,255         0.07%     $12,293
11/30/94                     $13,852      -1.81%     $14,978         0.13%     $12,309
12/31/94                     $14,130       2.20%     $15,308         0.00%     $12,309
 1/31/95                     $14,471       2.86%     $15,746         0.40%     $12,358
 2/28/95                     $14,814       2.91%     $16,204         0.40%     $12,408
 3/31/95                     $14,934       1.15%     $16,390         0.33%     $12,448
 4/30/95                     $14,966       0.12%     $16,410         0.33%     $12,490
 5/31/95                     $15,276       3.19%     $16,933         0.20%     $12,515
 6/30/95                     $15,195      -0.87%     $16,786         0.20%     $12,540
 7/31/95                     $15,278       0.95%     $16,946         0.00%     $12,540
 8/31/95                     $15,415       1.27%     $17,161         0.26%     $12,572
 9/30/95                     $15,512       0.63%     $17,269         0.20%     $12,597
10/31/95                     $15,687       1.45%     $17,519         0.33%     $12,639
11/30/95                     $15,876       1.66%     $17,810        -0.07%     $12,630
12/31/95                     $16,014       0.96%     $17,981        -0.07%     $12,621
 1/31/96                     $16,088       0.76%     $18,118         0.59%     $12,696
 2/29/96                     $16,003      -0.68%     $17,995         0.32%     $12,736
 3/31/96                     $15,827      -1.28%     $17,764         0.52%     $12,803
 4/30/96                     $15,795      -0.28%     $17,714         0.39%     $12,852
 5/31/96                     $15,802      -0.04%     $17,707         0.19%     $12,877
 6/30/96                     $15,958       1.09%     $17,900         0.06%     $12,885
 7/31/96                     $16,087       0.91%     $18,063         0.19%     $12,909
 8/31/96                     $16,067      -0.02%     $18,060         0.19%     $12,934
 9/30/96                     $16,263       1.40%     $18,313         0.32%     $12,975
10/31/96                     $16,405       1.13%     $18,519         0.32%     $13,017
11/30/96                     $16,616       1.83%     $18,858         0.19%     $13,041
12/31/96                     $16,567      -0.42%     $18,779         0.00%     $13,041
 1/31/97                     $16,600       0.19%     $18,815         0.32%     $13,083
 2/28/97                     $16,730       0.92%     $18,988         0.31%     $13,124
 3/31/97                     $16,568      -1.33%     $18,735         0.25%     $13,156
 4/30/97                     $16,686       0.84%     $18,893         0.12%     $13,172
 5/31/97                     $16,874       1.51%     $19,178        -0.06%     $13,164
 6/30/97                     $17,021       1.07%     $19,383         0.12%     $13,180
 7/31/97                     $17,410       2.77%     $19,920         0.12%     $13,196
 8/31/97                     $17,301      -0.94%     $19,733         0.19%     $13,221
 9/30/97                     $17,463       1.19%     $19,968         0.25%     $13,254
10/31/97                     $17,554       0.64%     $20,096         0.25%     $13,287
11/30/97                     $17,659       0.59%     $20,214        -0.06%     $13,279
12/31/97                     $17,847       1.46%     $20,509        -0.12%     $13,263
 1/31/98                     $17,983       1.03%     $20,720         0.19%     $13,288
 2/28/98                     $18,002       0.03%     $20,727         0.19%     $13,314
 3/31/98                     $18,035       0.09%     $20,745         0.19%     $13,339
 4/30/98                     $18,008      -0.45%     $20,652         0.18%     $13,363
 5/31/98                     $18,235       1.58%     $20,978         0.18%     $13,387
 6/30/98                     $18,317       0.39%     $21,060         0.12%     $13,403
 7/31/98                     $18,350       0.25%     $21,113         0.12%     $13,419
 8/31/98                     $18,550       1.55%     $21,440         0.12%     $13,435
 9/30/98                     $18,721       1.25%     $21,708         0.12%     $13,451
10/31/98                     $18,769       0.00%     $21,708         0.24%     $13,484
11/30/98                     $18,834       0.35%     $21,784         0.00%     $13,484
12/31/98                     $18,861       0.25%     $21,838        -0.06%     $13,476
 1/31/99           0.74%     $19,001       1.19%     $22,098         0.24%     $13,508
 2/28/99          -0.34%     $18,961      -0.44%     $22,001         0.12%     $13,524

Total Return                   89.61%                 120.01%                    35.24%
---------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
-------
1-Year                                                                    +2.57%

3-Year                                                                    +4.85%

Since Inception (5/1/95)                                                  +5.53%


The following line graph compares the performance of the Franklin Minnesota Insured Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

-------------------------------------------------------------------------------------
Fund No. 220                         Inception 5/1/95
-------------------------------------------------------------------------------------
Date                       Franklin Minnesota        Lehman Brothers         CPI
                            Insured Tax-Free         Municipal Bond
                           Income Fund-Class C            Index
-------------------------------------------------------------------------------------
  5/1/95                   $ 9,900                 $10,000                 $10,000
 5/31/95                   $10,105         3.19%   $10,319         0.20%   $10,020
 6/30/95                   $10,046        -0.87%   $10,229         0.20%   $10,040
 7/31/95                   $10,097         0.95%   $10,326         0.00%   $10,040
 8/31/95                   $10,190         1.27%   $10,458         0.26%   $10,066
 9/29/95                   $10,240         0.63%   $10,523         0.20%   $10,086
10/31/95                   $10,351         1.45%   $10,676         0.33%   $10,120
11/30/95                   $10,479         1.66%   $10,853        -0.07%   $10,112
12/29/95                   $10,565         0.96%   $10,957        -0.07%   $10,105
 1/31/96                   $10,608         0.76%   $11,041         0.59%   $10,165
 2/29/96                   $10,547        -0.68%   $10,966         0.32%   $10,198
 3/29/96                   $10,426        -1.28%   $10,825         0.52%   $10,251
 4/30/96                   $10,399        -0.28%   $10,795         0.39%   $10,291
 5/31/96                   $10,408        -0.04%   $10,791         0.19%   $10,310
 6/28/96                   $10,496         1.09%   $10,908         0.06%   $10,316
 7/31/96                   $10,576         0.91%   $11,008         0.19%   $10,336
 8/30/96                   $10,567        -0.02%   $11,005         0.19%   $10,356
 9/30/96                   $10,682         1.40%   $11,159         0.32%   $10,389
10/31/96                   $10,770         1.13%   $11,286         0.32%   $10,422
11/29/96                   $10,904         1.83%   $11,492         0.19%   $10,442
12/31/96                   $10,867        -0.42%   $11,444         0.00%   $10,442
 1/31/97                   $10,882         0.19%   $11,466         0.32%   $10,475
 2/28/97                   $10,969         0.92%   $11,571         0.31%   $10,508
 3/31/97                   $10,855        -1.33%   $11,417         0.25%   $10,534
 4/30/97                   $10,927         0.84%   $11,513         0.12%   $10,547
 5/31/97                   $11,045         1.51%   $11,687        -0.06%   $10,540
 6/30/97                   $11,145         1.07%   $11,812         0.12%   $10,553
 7/31/97                   $11,383         2.77%   $12,139         0.12%   $10,565
 8/31/97                   $11,306        -0.94%   $12,025         0.19%   $10,586
 9/30/97                   $11,406         1.19%   $12,168         0.25%   $10,612
10/31/97                   $11,460         0.64%   $12,246         0.25%   $10,639
11/30/97                   $11,523         0.59%   $12,318        -0.06%   $10,632
12/31/97                   $11,650         1.46%   $12,498        -0.12%   $10,619
 1/31/98                   $11,733         1.03%   $12,627         0.19%   $10,640
 2/28/98                   $11,739         0.03%   $12,631         0.19%   $10,660
 3/31/98                   $11,755         0.09%   $12,642         0.19%   $10,680
 4/30/98                   $11,732        -0.45%   $12,585         0.18%   $10,699
 5/31/98                   $11,875         1.58%   $12,784         0.18%   $10,719
 6/30/98                   $11,923         0.39%   $12,834         0.12%   $10,731
 7/31/98                   $11,939         0.25%   $12,866         0.12%   $10,744
 8/31/98                   $12,063         1.55%   $13,065         0.12%   $10,757
 9/30/98                   $12,167         1.25%   $13,229         0.12%   $10,770
10/31/98                   $12,193         0.00%   $13,229         0.24%   $10,796
11/30/98                   $12,229         0.35%   $13,275         0.00%   $10,796
12/31/98                   $12,251         0.25%   $13,308        -0.06%   $10,789
 1/31/99           0.69%   $12,336         1.19%   $13,466         0.24%   $10,815
 2/28/99          -0.46%   $12,292        -0.44%   $13,407         0.12%   $10,828

Total Return                 22.92%                  34.07%                   8.28%
-------------------------------------------------------------------------------------



*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.


34
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Ohio Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Ohio state personal income taxes through a portfolio consisting primarily of insured Ohio municipal bonds.(1)


STATE UPDATE

[OHIO STATE GRAPHIC] During the year under review, Ohio maintained remarkable strength, bolstered by fiscal prudence and an ever more-diversified economy. Unemployment drifted lower and remained slightly below the national average, while the bustling economy, once dominated by the manufacturing sector, blossomed in the services and trade sectors. With more than 20% of exports destined for Asia, the export sector suffered, but only slightly. Although manufacturing still accounted for a disproportionately high percentage of total state output, the state broadened its exposure beyond the cyclical auto and steel sectors, reducing the manufacturing sector's vulnerabilities. Growth as a whole slowed somewhat, but this could have been predicted given the already fully tapped employment levels. In short, Ohio continued to maintain a solid growth trend despite low but increasing wage pressures exacerbated by tight labor market conditions.

In addition to the buoyant economy, the state's balance sheet exceeded expectations. As with the previous seven years, Ohio witnessed yet one more of higher-than-anticipated revenues combined with expenses below estimates. Ohio added $44 million to its already hefty "rainy day" reserve fund, bringing the total to an impressive $907 million.(2) State reserves have now surpassed those of pre-recession levels in the early '90s, leaving Ohio well-positioned to defend itself should the economy take a downturn. An additional $701 million, earmarked to fund an income tax reduction



(1.) For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

(2.) Source: Moody's Investors Service, Municipal Credit Research, January 29, 1999.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 83 of this report.


                                                                              35
initiative, and another $200 million designated for the public school system, should help further stimulate the economic base. The state also maintained manageable debt levels for fiscal 1998, with 75% of total state debt on a rapid, 10-year retirement schedule.(3)

With low debt levels, reserves approaching the $1 billion mark and judicious yet generous fiscal policies, Ohio enjoys a well-deserved Aa1 rating of "stable outlook" on general obligation bonds by Moody's, a national credit rating agency.(4)


PORTFOLIO NOTES

Franklin Ohio Insured Tax-Free Income Fund's total net assets increased by approximately $50 million for the 12 months under review, to $818.9 million on February 28, 1999. This was due to new money coming into the fund as well as appreciation of the fund's existing bonds' values. The fund's Class A share price, as measured by net asset value, increased four cents, from $12.45 on February 28, 1998, to $12.49 on February 28, 1999.

The fund's asset allocation changed little during the reporting period, as we sought to maintain broad sector diversification. Utilities remained the fund's largest sector, comprising 27.3% of total long-term investments at the end of the reporting period, followed by education, 19.9%, and prerefunded bonds, at 15.6%. Purchases during the period included Cleveland Waterworks Revenue; Pickerington Local School District General Obligation and Hamilton Hospital Facilities Revenue - Children's Hospital Medical Center.

Our treatment of prerefunded bonds remained the same. We generally sell prerefunded bonds as they approach five years to their call date and use the sale proceeds to purchase current coupon bonds, at a slight discount, that offer call protection of approximately 10 years. Such bonds should perform well through various market cycles. However, because of the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from prerefunded bond sales. Thus, the fund made long-term capital gain distributions totaling 2.99 cents during the one-year period and may make another capital gain distribution in June 1999. The fund will continue its strategy of selling prerefunded bonds to decrease call exposure.


PORTFOLIO BREAKDOWN
Franklin Ohio Insured Tax-Free Income Fund
2/28/99

                                                                     % OF TOTAL
                                                                      LONG-TERM
SECTOR                                                               INVESTMENTS
------                                                               -----------
Utilities                                                                27.3%

Education                                                                19.9%

Prerefunded                                                              15.6%

Hospitals                                                                11.6%

General Obligation                                                       10.8%

Housing                                                                   4.4%

Transportation                                                            3.5%

Industrial                                                                3.4%

Certificates
of Participation                                                          2.8%

Other Revenue                                                             0.7%


(3.) Source: Standard & Poor's CreditWeek Municipal, January 25, 1999.

(4.) This does not indicate Moody's rating of the fund.


36
Going forward, the fund should continue to do well. However, the low interest-rate environment will put some pressure on the fund's overall income earnings. Please keep in mind that the fund can distribute only what it earns, so the fund's dividend distributions may decrease in the future if interest rates stay at recent levels or move lower. It is important to note that we still adhere to our philosophy of investing for income and share value stability. We believe the fund should rank favorably when compared with other fixed-income investment alternatives.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Ohio Insured Tax-Free Income Fund
3/1/98 - 2/28/99

                                                             DIVIDENDS PER SHARE
                                                          ------------------------
MONTH                                                      CLASS A       CLASS C
                                                          ----------   -----------
March                                                      5.3 cents    4.70 cents

April                                                      5.3 cents    4.73 cents

May                                                        5.3 cents    4.73 cents

June                                                       5.1 cents    4.53 cents

July                                                       5.1 cents    4.51 cents

August                                                     5.1 cents    4.51 cents

September                                                  5.1 cents    4.51 cents

October                                                    5.1 cents    4.50 cents

November                                                   5.1 cents    4.50 cents

December                                                   5.1 cents    4.50 cents

January                                                    5.1 cents    4.50 cents

February                                                   5.1 cents    4.50 cents
                                                          ----------   -----------
TOTAL                                                     61.8 CENTS   54.72 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


                                                                              37
PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                +$0.04            $12.49    $12.45


                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.6180

Long-Term Capital Gain                         $0.0299

TOTAL                                          $0.6479

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                +$0.05            $12.56   $12.51


                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.5472

Long-Term Capital Gain                         $0.0299

TOTAL                                          $0.5771

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


PERFORMANCE


                                                                                   INCEPTION
CLASS A                                           1-YEAR     5-YEAR     10-YEAR     (4/3/85)
-------                                           ------     ------     -------    ---------
Cumulative Total Return(1)                        +5.63%    +33.19%     +106.05%    +191.88%

Average Annual Total Return(2)                    +1.17%     +4.98%       +7.03%      +7.67%

Distribution Rate(3)                     4.69%

Taxable Equivalent Distribution Rate(4)  8.33%

30-Day Standardized Yield(5)             3.84%

Taxable Equivalent Yield(4)              6.82%

                                                                        INCEPTION
CLASS C                                             1-YEAR     3-YEAR    (5/1/95)
-------                                             ------     ------   ---------
Cumulative Total Return(1)                          +5.10%   +18.58%     +27.39%

Average Annual Total Return(2)                      +3.03%    +5.50%      +6.25%

Distribution Rate(3)                       4.26%

Taxable Equivalent Distribution Rate(4)    7.57%

30-Day Standardized Yield(5)               3.42%

Taxable Equivalent Yield(4)                6.08%

Franklin Ohio Insured Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 2.99 cents ($0.0299) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4.) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Ohio state personal income tax bracket of 43.7%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


38
TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


AVERAGE ANNUAL TOTAL RETURN
2/28/99

The following line graph compares the performance of the Franklin Minnesota Insured Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.


-------------------------------------------------------------------------------------
Fund No.                             Inception 4/3/85
0122
-------------------------------------------------------------------------------------
Date                      Franklin Ohio Insured      Lehman Brothers         CPI
                             Tax-Free Income         Municipal Bond
                              Fund-Class A                Index
-------------------------------------------------------------------------------------
  3/1/89                     $ 9,574               $10,000                   $10,000
 3/31/89                     $ 9,549      -0.24%   $ 9,976         0.58%     $10,058
 4/30/89                     $ 9,734       2.37%   $10,212         0.65%     $10,123
 5/31/89                     $ 9,955       2.08%   $10,425         0.57%     $10,181
 6/30/89                     $10,089       1.36%   $10,567         0.24%     $10,206
 7/31/89                     $10,162       1.36%   $10,710         0.24%     $10,230
 8/31/89                     $10,101      -0.98%   $10,605         0.16%     $10,246
 9/30/89                     $10,058      -0.30%   $10,574         0.32%     $10,279
10/31/89                     $10,132       1.22%   $10,703         0.48%     $10,329
11/30/89                     $10,271       1.75%   $10,890         0.24%     $10,353
12/31/89                     $10,345       0.82%   $10,979         0.16%     $10,370
 1/31/90                     $10,255      -0.47%   $10,928         1.03%     $10,477
 2/28/90                     $10,368       0.89%   $11,025         0.47%     $10,526
 3/31/90                     $10,370       0.03%   $11,028         0.55%     $10,584
 4/30/90                     $10,297      -0.72%   $10,949         0.16%     $10,601
 5/31/90                     $10,533       2.18%   $11,187         0.23%     $10,625
 6/30/90                     $10,651       0.88%   $11,286         0.54%     $10,682
 7/31/90                     $10,826       1.48%   $11,453         0.38%     $10,723
 8/31/90                     $10,638      -1.45%   $11,287         0.92%     $10,822
 9/30/90                     $10,661       0.06%   $11,294         0.84%     $10,913
10/31/90                     $10,801       1.81%   $11,498         0.60%     $10,978
11/30/90                     $10,990       2.01%   $11,729         0.22%     $11,002
12/31/90                     $11,033       0.44%   $11,781         0.00%     $11,002
 1/31/91                     $11,214       1.34%   $11,939         0.60%     $11,068
 2/28/91                     $11,257       0.87%   $12,042         0.15%     $11,085
 3/31/91                     $11,291       0.04%   $12,047         0.15%     $11,102
 4/30/91                     $11,455       1.34%   $12,209         0.15%     $11,118
 5/31/91                     $11,529       0.89%   $12,317         0.30%     $11,152
 6/30/91                     $11,524      -0.10%   $12,305         0.29%     $11,184
 7/31/91                     $11,681       1.22%   $12,455         0.15%     $11,201
 8/31/91                     $11,767       1.32%   $12,620         0.29%     $11,233
 9/30/91                     $11,925       1.30%   $12,784         0.44%     $11,283
10/31/91                     $12,012       0.90%   $12,899         0.15%     $11,299
11/30/91                     $12,006       0.28%   $12,935         0.29%     $11,332
12/31/91                     $12,240       2.15%   $13,213         0.07%     $11,340
 1/31/92                     $12,286       0.23%   $13,243         0.15%     $11,357
 2/29/92                     $12,266       0.03%   $13,247         0.36%     $11,398
 3/31/92                     $12,299       0.04%   $13,253         0.51%     $11,456
 4/30/92                     $12,418       0.89%   $13,370         0.14%     $11,472
 5/31/92                     $12,590       1.18%   $13,528         0.14%     $11,488
 6/30/92                     $12,754       1.68%   $13,756         0.36%     $11,530
 7/31/92                     $13,198       3.00%   $14,168         0.21%     $11,554
 8/31/92                     $13,022      -0.98%   $14,029         0.28%     $11,586
 9/30/92                     $13,032       0.65%   $14,121         0.28%     $11,619
10/31/92                     $12,810      -0.98%   $13,982         0.35%     $11,659
11/30/92                     $13,130       1.79%   $14,232         0.14%     $11,676
12/31/92                     $13,318       1.02%   $14,378        -0.07%     $11,667
 1/31/93                     $13,507       1.16%   $14,544         0.49%     $11,725
 2/28/93                     $13,922       3.62%   $15,071         0.35%     $11,766
 3/31/93                     $13,921      -1.06%   $14,911         0.35%     $11,807
 4/30/93                     $13,999       1.01%   $15,062         0.28%     $11,840
 5/31/93                     $14,066       0.56%   $15,146         0.14%     $11,856
 6/30/93                     $14,317       1.67%   $15,399         0.14%     $11,873
 7/31/93                     $14,327       0.13%   $15,419         0.00%     $11,873
 8/31/93                     $14,592       2.08%   $15,740         0.28%     $11,906
 9/30/93                     $14,752       1.14%   $15,919         0.21%     $11,931
10/31/93                     $14,784       0.19%   $15,949         0.41%     $11,980
11/30/93                     $14,723      -0.88%   $15,809         0.07%     $11,989
12/31/93                     $14,980       2.11%   $16,143         0.00%     $11,989
 1/31/94                     $15,132       1.14%   $16,327         0.27%     $12,021
 2/28/94                     $14,796      -2.59%   $15,904         0.34%     $12,062
 3/31/94                     $14,267      -4.07%   $15,257         0.34%     $12,103
 4/30/94                     $14,337       0.85%   $15,386         0.14%     $12,120
 5/31/94                     $14,443       0.87%   $15,520         0.07%     $12,128
 6/30/94                     $14,391      -0.61%   $15,425         0.34%     $12,170
 7/31/94                     $14,620       1.83%   $15,708         0.27%     $12,202
 8/31/94                     $14,655       0.35%   $15,763         0.40%     $12,251
 9/30/94                     $14,467      -1.47%   $15,531         0.27%     $12,284
10/31/94                     $14,240      -1.78%   $15,255         0.07%     $12,293
11/30/94                     $14,014      -1.81%   $14,978         0.13%     $12,309
12/31/94                     $14,309       2.20%   $15,308         0.00%     $12,309
 1/31/95                     $14,682       2.86%   $15,746         0.40%     $12,358
 2/28/95                     $15,056       2.91%   $16,204         0.40%     $12,408
 3/31/95                     $15,179       1.15%   $16,390         0.33%     $12,448
 4/30/95                     $15,200       0.12%   $16,410         0.33%     $12,490
 5/31/95                     $15,580       3.19%   $16,933         0.20%     $12,515
 6/30/95                     $15,473      -0.87%   $16,786         0.20%     $12,540
 7/31/95                     $15,547       0.95%   $16,946         0.00%     $12,540
 8/31/95                     $15,712       1.27%   $17,161         0.26%     $12,572
 9/30/95                     $15,786       0.63%   $17,269         0.20%     $12,597
10/31/95                     $15,978       1.45%   $17,519         0.33%     $12,639
11/30/95                     $16,211       1.66%   $17,810        -0.07%     $12,630
12/31/95                     $16,366       0.96%   $17,981        -0.07%     $12,621
 1/31/96                     $16,455       0.76%   $18,118         0.59%     $12,696
 2/29/96                     $16,357      -0.68%   $17,995         0.32%     $12,736
 3/31/96                     $16,164      -1.28%   $17,764         0.52%     $12,803
 4/30/96                     $16,143      -0.28%   $17,714         0.39%     $12,852
 5/31/96                     $16,177      -0.04%   $17,707         0.19%     $12,877
 6/30/96                     $16,361       1.09%   $17,900         0.06%     $12,885
 7/31/96                     $16,490       0.91%   $18,063         0.19%     $12,909
 8/31/96                     $16,482      -0.02%   $18,060         0.19%     $12,934
 9/30/96                     $16,724       1.40%   $18,313         0.32%     $12,975
10/31/96                     $16,883       1.13%   $18,519         0.32%     $13,017
11/30/96                     $17,154       1.83%   $18,858         0.19%     $13,041
12/31/96                     $17,092      -0.42%   $18,779         0.00%     $13,041
 1/31/97                     $17,099       0.19%   $18,815         0.32%     $13,083
 2/28/97                     $17,232       0.92%   $18,988         0.31%     $13,124
 3/31/97                     $17,026      -1.33%   $18,735         0.25%     $13,156
 4/30/97                     $17,162       0.84%   $18,893         0.12%     $13,172
 5/31/97                     $17,383       1.51%   $19,178        -0.06%     $13,164
 6/30/97                     $17,547       1.07%   $19,383         0.12%     $13,180
 7/31/97                     $17,987       2.77%   $19,920         0.12%     $13,196
 8/31/97                     $17,820      -0.94%   $19,733         0.19%     $13,221
 9/30/97                     $18,013       1.19%   $19,968         0.25%     $13,254
10/31/97                     $18,091       0.64%   $20,096         0.25%     $13,287
11/30/97                     $18,213       0.59%   $20,214        -0.06%     $13,279
12/31/97                     $18,493       1.46%   $20,509        -0.12%     $13,263
 1/31/98                     $18,661       1.03%   $20,720         0.19%     $13,288
 2/28/98                     $18,650       0.03%   $20,727         0.19%     $13,314
 3/31/98                     $18,654       0.09%   $20,745         0.19%     $13,339
 4/30/98                     $18,613      -0.45%   $20,652         0.18%     $13,363
 5/31/98                     $18,875       1.58%   $20,978         0.18%     $13,387
 6/30/98                     $18,951       0.39%   $21,060         0.12%     $13,403
 7/31/98                     $18,998       0.25%   $21,113         0.12%     $13,419
 8/31/98                     $19,215       1.55%   $21,440         0.12%     $13,435
 9/30/98                     $19,463       1.25%   $21,708         0.12%     $13,451
10/31/98                     $19,495       0.00%   $21,708         0.24%     $13,484
11/30/98                     $19,558       0.35%   $21,784         0.00%     $13,484
12/31/98                     $19,592       0.25%   $21,838        -0.06%     $13,476
 1/31/99           0.81%     $19,751       1.19%   $22,098         0.24%     $13,508
 2/28/99          -0.24%     $19,728      -0.44%   $22,001         0.12%     $13,524

Total Return                  97.28%                120.01%                    35.24%
-------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN
2/28/99

The following line graph compares the performance of the Franklin Minnesota Insured Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

-------------------------------------------------------------------------------------
Fund No. 222                         Inception 5/1/95
-------------------------------------------------------------------------------------
Date                      Franklin Ohio Insured      Lehman Brothers         CPI
                             Tax-Free Income         Municipal Bond
                              Fund-Class C                Index
-------------------------------------------------------------------------------------
  5/1/95                   $ 9,900                 $10,000                 $10,000
 5/31/95                   $10,139         3.19%   $10,319         0.20%   $10,020
 6/30/95                   $10,065        -0.87%   $10,229         0.20%   $10,040
 7/31/95                   $10,116         0.95%   $10,326         0.00%   $10,040
 8/31/95                   $10,218         1.27%   $10,458         0.26%   $10,066
 9/29/95                   $10,261         0.63%   $10,523         0.20%   $10,086
10/31/95                   $10,389         1.45%   $10,676         0.33%   $10,120
11/30/95                   $10,535         1.66%   $10,853        -0.07%   $10,112
12/29/95                   $10,631         0.96%   $10,957        -0.07%   $10,105
 1/31/96                   $10,692         0.76%   $11,041         0.59%   $10,165
 2/29/96                   $10,623        -0.68%   $10,966         0.32%   $10,198
 3/29/96                   $10,492        -1.28%   $10,825         0.52%   $10,251
 4/30/96                   $10,474        -0.28%   $10,795         0.39%   $10,291
 5/31/96                   $10,490        -0.04%   $10,791         0.19%   $10,310
 6/28/96                   $10,595         1.09%   $10,908         0.06%   $10,316
 7/31/96                   $10,692         0.91%   $11,008         0.19%   $10,336
 8/30/96                   $10,682        -0.02%   $11,005         0.19%   $10,356
 9/30/96                   $10,823         1.40%   $11,159         0.32%   $10,389
10/31/96                   $10,929         1.13%   $11,286         0.32%   $10,422
11/29/96                   $11,098         1.83%   $11,492         0.19%   $10,442
12/31/96                   $11,052        -0.42%   $11,444         0.00%   $10,442
 1/31/97                   $11,051         0.19%   $11,466         0.32%   $10,475
 2/28/97                   $11,131         0.92%   $11,571         0.31%   $10,508
 3/31/97                   $10,994        -1.33%   $11,417         0.25%   $10,534
 4/30/97                   $11,076         0.84%   $11,513         0.12%   $10,547
 5/31/97                   $11,213         1.51%   $11,687        -0.06%   $10,540
 6/30/97                   $11,313         1.07%   $11,812         0.12%   $10,553
 7/31/97                   $11,599         2.77%   $12,139         0.12%   $10,565
 8/31/97                   $11,487        -0.94%   $12,025         0.19%   $10,586
 9/30/97                   $11,597         1.19%   $12,168         0.25%   $10,612
10/31/97                   $11,650         0.64%   $12,246         0.25%   $10,639
11/30/97                   $11,723         0.59%   $12,318        -0.06%   $10,632
12/31/97                   $11,897         1.46%   $12,498        -0.12%   $10,619
 1/31/98                   $11,999         1.03%   $12,627         0.19%   $10,640
 2/28/98                   $11,986         0.03%   $12,631         0.19%   $10,660
 3/31/98                   $11,993         0.09%   $12,642         0.19%   $10,680
 4/30/98                   $11,952        -0.45%   $12,585         0.18%   $10,699
 5/31/98                   $12,113         1.58%   $12,784         0.18%   $10,719
 6/30/98                   $12,166         0.39%   $12,834         0.12%   $10,731
 7/31/98                   $12,181         0.25%   $12,866         0.12%   $10,744
 8/31/98                   $12,323         1.55%   $13,065         0.12%   $10,757
 9/30/98                   $12,475         1.25%   $13,229         0.12%   $10,770
10/31/98                   $12,490         0.00%   $13,229         0.24%   $10,796
11/30/98                   $12,524         0.35%   $13,275         0.00%   $10,796
12/31/98                   $12,530         0.25%   $13,308        -0.06%   $10,789
 1/31/99           0.84%   $12,635         1.19%   $13,466         0.24%   $10,815
 2/28/99          -0.29%   $12,612        -0.44%   $13,407         0.12%   $10,828

Total Return                 26.12%                  34.07%                   8.28%
-------------------------------------------------------------------------------------



*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.


                                                                              39
MUNICIPAL BOND RATINGS


MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.


40
Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.


                                                                              41
FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND

                                                                               YEAR ENDED FEBRUARY 28,
                                                               ----------------------------------------------------
                                                                  1999       1998       1997       1996        1995
                                                               -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                             $ 10.77    $ 10.36    $ 10.36    $  9.80    $ 10.28
                                                               -------    -------    -------    -------    -------

Income from investment operations:
 Net investment income                                             .53        .54        .55        .55        .55
 Net realized and unrealized gains (losses)                        .07        .42        --         .57       (.48)
                                                               -------    -------    -------    -------    -------
Total from investment operations                                   .60        .96        .55       1.12        .07
                                                               -------    -------    -------    -------    -------
Less distributions from net investment income                     (.53)      (.55)      (.55)      (.56)      (.55)
                                                               -------    -------    -------    -------    -------
Net asset value, end of year                                   $ 10.84    $ 10.77    $ 10.36    $ 10.36    $  9.80
                                                               =======    =======    =======    =======    =======

Total return*                                                     5.75%      9.53%      5.55%     11.64%       .94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                $80,684    $58,059    $39,693    $38,199    $20,794
Ratios to average net assets:
 Expenses                                                          .37%       .30%       .25%       .16%       .10%
 Expenses excluding waiver and payments by affiliate               .84%       .82%       .86%       .86%       .96%
 Net investment income                                            4.87%      5.11%      5.45%      5.51%      5.80%
Portfolio turnover rate                                          10.68%     17.44%     18.27%      4.12%     44.61%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.


                       See notes to financial statements.


42
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999


                                                                                                     PRINCIPAL
FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND                                                          AMOUNT        VALUE
                                                                                                     ----------   ----------
LONG TERM INVESTMENTS 97.5%

 Arizona Health Facilities Authority Hospital System Revenue, Northern Arizona
    Healthcare System, AMBAC Insured, 5.00%, 10/01/23 ..........................................     $3,500,000   $3,451,140
    Refunding, AMBAC Insured, 4.75%, 10/01/30 ..................................................      1,000,000      943,830
 Arizona State University Revenue, Refunding, Series A, MBIA Insured, 5.50%, 7/01/19 ...........      1,000,000    1,026,200
 Arizona State Wastewater Management Authority Wastewater Financial Assistance Revenue,
   AMBAC Insured, 5.75%, 7/01/15 ...............................................................        750,000      812,393
 Casa Grande Excise Tax Revenue, FGIC Insured, 6.00%, 4/01/10 ..................................        400,000      429,952
 Douglas Municipal Property Corp. Municipal Facilities Excise Tax Revenue, MBIA Insured,
   5.75%, 7/01/15 ..............................................................................        525,000      565,919
 Gilbert GO, Projects of 1988, Series C, MBIA Insured, 5.50%, 7/01/23 ..........................      1,000,000    1,033,590
 Glendale IDA, Midwestern University, Series A, MBIA Insured, 5.375%, 5/15/28 ..................      2,000,000    2,051,480
 La Paz County School District No. 4, Quartzsite Elementary School Improvement, MBIA
   Insured, 5.70%, 7/01/16 .....................................................................        480,000      501,206
 Marana Municipal Property Corp. Municipal Facilities Revenue, Refunding, MBIA Insured,
   5.25%, 7/01/22 ..............................................................................      1,100,000    1,119,668
 Maricopa County GO,
    Hospital District No. 1, AMBAC Insured, 5.00%, 6/01/21 .....................................      1,250,000    1,231,750
    School District No. 3, Tempe Elementary, Refunding, AMBAC Insured, 6.00%, 7/01/13 ..........        700,000      764,778
    School District No. 8, Osborn, Refunding, Series A, FGIC Insured, 5.875%, 7/01/14 ..........        500,000      547,395
    School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%, 7/01/10 ...........        700,000      768,817
    School District No. 28, Kyrene Elementary, Series B, FGIC Insured, 6.00%, 7/01/14 ..........        500,000      538,085
    School District No. 31, Series A, AMBAC Insured, Pre-Refunded, 6.20%, 7/01/13 ..............        570,000      640,047
    School District No. 66, Roosevelt Elementary, Projects of 1996, Series B, FGIC Insured,
      5.30%, 7/01/13 ...........................................................................      1,540,000    1,612,580
    School District No. 68, Alhambra Elementary, Refunding and Improvement, AMBAC Insured,
      5.125%, 7/01/13 ..........................................................................        500,000      513,010
    School District No. 98, Fountain Hills Unified, AMBAC Insured, 5.75%, 7/01/12 ..............        500,000      543,870
    School District No. 98, Fountain Hills Unified, Series A, MBIA Insured, Pre-Refunded,
      6.20%, 7/01/10 ...........................................................................        235,000      263,879
    USD No. 9, Wickenburg Projects of 1997, AMBAC Insured, 5.55%, 7/01/14 ......................      1,000,000    1,062,910
    USD No. 9, Wickenburg Projects of 1997, AMBAC Insured, 5.65%, 7/01/16 ......................      1,055,000    1,115,884
    USD No. 80, Chandler, FGIC Insured, 5.85%, 7/01/13 .........................................        435,000      468,730
    USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 5.85%, 7/01/13 ...........................        265,000      295,857
    USD No. 80, Chandler, Projects of 1995, Series E, FGIC Insured, 5.00%, 7/01/13 .............      1,750,000    1,784,790
    USD No. 95, Queens Creek, Series A, AMBAC Insured, 5.70%, 7/01/14 ..........................        400,000      428,940
 Maricopa County IDA,
    MFHR, Metro Gardens, Mesa Ridge Project, Series A, MBIA Insured, 5.15%,
      7/01/29 ..................................................................................      1,350,000    1,345,788
    MFHR, National Health Facilities II Project, Series A, FSA Insured, 5.10%, 1/01/33 .........      2,500,000    2,483,850
    MFHR, Stanford Court Apartments Project, Series A, MBIA Insured, 5.30%, 7/01/28 ............      1,000,000    1,013,530
    MFHR, Villas De Merced Apartment Project, Series A, GNMA Secured, 5.50%, 12/20/37 ..........        570,000      574,486
    Water System Revenue Improvement, Chaparral Water Co., Series A, AMBAC Insured,
      5.40%, 12/01/22 ..........................................................................      1,000,000    1,021,180
    Water System Revenue, Series B, AMBAC Insured, 5.30%, 12/01/22 .............................        515,000      521,695
 Mesa Arizona IDAR, Lutheran Health Systems, Refunding, Series A-1, MBIA Insured, 5.00%,
      1/01/19 ..................................................................................      1,490,000    1,476,948
 Mesa GO, FGIC Insured, 5.00%, 7/01/18 .........................................................      1,000,000      991,370
 Mesa Street and Highway Revenue, FGIC Insured, 5.00%, 7/01/17 .................................      1,000,000      999,930
 Mesa Utility System Revenue, FGIC Insured,
    5.25%, 7/01/16 .............................................................................        500,000      514,015
    5.375%, 7/01/17 ............................................................................        500,000      516,985
 Mohave County GO, Hospital District No. 1, Kingman Regional Medical Center Project,
    FGIC Insured, 6.50%, 6/01/15 ...............................................................        610,000      659,349
 Navajo County PCR, Arizona Public Service Co., Series A,
    AMBAC Insured, 5.50%, 8/15/28 ..............................................................      2,400,000    2,470,728
    MBIA Insured, 5.875%, 8/15/28 ..............................................................      2,450,000    2,604,154
 Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured,
   5.55%, 7/01/17 ..............................................................................        700,000      749,007
 Phoenix Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, MBIA Insured,
   Pre-Refunded, 6.90%, 7/01/21 ................................................................      1,000,000    1,161,900
 Phoenix Civic Improvement Corp. Water System Revenue, junior lien,
    AMBAC Insured, 5.50%, 7/01/21 ..............................................................        500,000      517,315
    FGIC Insured, 5.50%, 7/01/24 ...............................................................      1,000,000    1,035,250
    MBIA Insured, 5.375%, 7/01/22 ..............................................................      1,000,000    1,022,480
 Phoenix IDA, SFMR, Statewide, Series C, GNMA Secured, 5.30%, 4/01/20 ..........................      1,500,000    1,509,240
 Pima County IDA, SFMR, GNMA Secured, 6.625%, 11/01/14 .........................................        540,000      574,333
 Pima County USD No. 6, Marana Projects of 1995, Series B, FGIC Insured, 5.00%, 7/01/17 ........      1,600,000    1,590,400
 Pinal County USD No. 43, Apache Junction, Series C, FGIC Insured, 5.00%, 7/01/15 ..............      1,000,000    1,012,820
 Prescott Municipal Property Corp. Municipal Facility Revenue, FGIC Insured, 5.125%, 1/01/18 ...      1,000,000    1,008,620
 Puerto Rico Commonwealth GO, MBIA Insured, Pre-Refunded, 6.45%, 7/01/17 .......................        845,000      966,807
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, MBIA
   Insured, 5.00%, 7/01/38 .....................................................................      3,100,000    3,068,163


                                                                              43
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                PRINCIPAL
FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND                                                     AMOUNT          VALUE
                                                                                                ----------     -----------
LONG TERM INVESTMENTS (CONT.)

 Puerto Rico Electric Power Authority Revenue, Series R, FSA Insured, Pre-Refunded, 6.25%,
   7/01/17 ..................................................................................   $  800,000     $   879,184
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
   Financing Authority Hospital Revenue, Hospital Auxilio Mutuo Obligation, Series A, 6.25%,
   7/01/24 ..................................................................................      840,000         931,636
 Puerto Rico PBA Revenue, Government Facilities, Series B, AMBAC Insured, 5.00%, 7/01/27 ....      300,000         298,179
 Salt River Project Agricultural Improvement and Power District Electric System Revenue,
    Refunding, Series D, 5.50%, 1/01/25 .....................................................    1,000,000       1,023,010
    Series D, 6.25%, 1/01/27 ................................................................    1,205,000       1,293,905
    Series D, Pre-Refunded, 6.25%, 1/01/27 ..................................................      295,000         321,574
 Santa Cruz County USD No. 1, Nogales, Series B, AMBAC Insured, Pre-Refunded, 6.10%, 7/01/14       250,000         277,483
 Sierra Vista Municipal Property Corp. Facilities Revenue, AMBAC Insured,
    6.15%, 1/01/15 ..........................................................................      360,000         395,622
    5.00%, 1/01/18 ..........................................................................    1,250,000       1,255,700
 Tucson GO,
    Series A, MBIA Insured, 5.375%, 7/01/19 .................................................      500,000         512,605
    Series 1984-G, FGIC Insured, Pre-Refunded, 6.25%, 7/01/18 ...............................      650,000         731,432
 Tucson Water Revenue, Refunding, FGIC Insured,
    5.00%, 7/01/19 ..........................................................................    1,100,000       1,091,607
    5.125%, 7/01/20 .........................................................................    2,000,000       2,007,260
 University of Arizona COP,
    Administrative and Packaging Facility Project, Series B, MBIA Insured, 6.00%, 7/15/16 ...      500,000         547,520
    Administrative and Packaging Facility Project, Series B, MBIA Insured, 6.00%, 7/15/23 ...    1,625,000       1,758,266
    Residence Life Project, Series A, FSA Insured, 5.80%, 9/01/13 ...........................    1,000,000       1,086,490
 Yavapai County GO,
    Elementary School District No. 6, Cottonwood-Oak Creek, Project of 1993, Series B, AMBAC
      Insured, 6.70%, 7/01/09 ...............................................................      250,000         281,800
    USD No. 28 Camp Verde, Refunding, FGIC Insured, 6.00%, 7/01/09 ..........................      775,000         850,222
    USD No. 22 Humboldt, Project of 1995, Series C, FGIC Insured, 5.40%, 7/01/14 ............      575,000         605,119
    USD No. 22 Humboldt, Series A, FGIC Insured, Pre-Refunded, 5.95%, 7/01/14 ...............      300,000         336,522
 Yavapai County IDA, Residential Care Facility Revenue, Margaret T. Morris Center, Series A,
   GNMA Secured, 5.40%, 2/20/38 .............................................................    1,585,000       1,592,687
 Yuma County GO, Elementary School District No. 1
    MBIA Insured, 5.50%, 7/01/14 ............................................................    1,000,000       1,066,320
    Series A, MBIA Insured, 5.75%, 7/01/14 ..................................................      500,000         542,875
 Yuma County Jail District Revenue, AMBAC Insured, 5.25%, 7/01/12 ...........................    1,000,000       1,034,320
 Yuma IDA, Hospital Revenue,
    Regency Apartments, Refunding, Series A, GNMA Secured, 5.50%, 12/20/32 ..................      920,000         932,668
    Yuma Regional Medical Center, Refunding, MBIA Insured, 5.50%, 8/01/17 ...................    1,000,000       1,050,928
                                                                                                               -----------
 TOTAL LONG TERM INVESTMENTS (COST $75,157,736)                                                                 78,631,977
                                                                                                               -----------

(a)SHORT TERM INVESTMENTS 1.7%
 Apache County IDA, IDR, Tucson Electric Power Co. Project, Series A, Weekly VRDN and Put,
   3.00%, 12/15/18 ..........................................................................      200,000         200,000
 Maricopa County PCC, PCR, Arizona Public Service Co., Refunding,
    Series A, Daily VRDN and Put, 3.20%, 5/01/29 ............................................      400,000         400,000
    Series D, Daily VRDN and Put, 3.10%, 5/01/29 ............................................      300,000         300,000
 Phoenix GO, Series 95-2, Daily VRDN and Put, 3.20%, 6/01/20.................................      100,000         100,000
 Pinal County IDA, PCR, Magma Copper Co., Newport Mining Corp., Daily VRDN and
 Put, 3.20%, 12/01/09........................................................................      200,000         200,000

 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC
   Insured, Weekly VRDN and Put, 2.60%, 7/01/28 .............................................      200,000         200,000
                                                                                                               -----------
 TOTAL SHORT TERM INVESTMENTS (COST $1,400,000) .............................................                    1,400,000
                                                                                                               -----------
 TOTAL INVESTMENTS (COST $76,557,736) 99.2% .................................................                   80,031,977
 OTHER ASSETS, LESS LIABILITIES .8% .........................................................                      652,448
                                                                                                               -----------
 NET ASSETS 100.0% ..........................................................................                  $80,684,425
                                                                                                               ===========


    See glossary of terms on page 89.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.


44
FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

                                                                                   YEAR ENDED FEBRUARY 28,
                                                                     1999        1998        1997       1996       1995
                                                                   --------    --------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                                 $  10.43    $   9.99    $ 10.02    $  9.53    $ 10.07
                                                                   --------    --------    -------    -------    -------

Income from investment operations:
 Net investment income                                                  .51         .53        .53        .53        .52
 Net realized and unrealized gains (losses)                             .10         .44       (.03)       .49       (.53)
                                                                   --------    --------    -------    -------    -------
Total from investment operations                                        .61         .97        .50       1.02       (.01)
                                                                   --------    --------    -------    -------    -------
Less distributions from net investment income                          (.51)       (.53)      (.53)      (.53)      (.53)
                                                                   --------    --------    -------    -------    -------
Net asset value, end of year                                       $  10.53    $  10.43    $  9.99    $ 10.02    $  9.53
                                                                   --------    --------    -------    -------    -------
Total return*                                                          6.01%       9.94%      5.17%     10.95%       .21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                    $124,488    $101,506    $77,177    $69,583    $46,847
Ratios to average net assets:
 Expenses                                                               .42%        .35%       .35%       .35%       .35%
 Expenses excluding waiver and payments by affiliate                    .79%        .80%       .80%       .82%       .88%
 Net investment income                                                 4.88%       5.16%      5.36%      5.37%      5.61%
Portfolio turnover rate                                                1.81%       8.08%     32.23%     24.36%     43.71%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.


                       See notes to financial statements.


                                                                              45
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999



                                                                                                PRINCIPAL
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                     AMOUNT       VALUE
                                                                                                ----------   ----------
LONG TERM INVESTMENTS 97.0%

 Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/18 ..............................  $1,000,000   $  995,030
 Bay Medical Center Hospital Revenue, Bay Medical Center Project, AMBAC Insured, 5.00%,
   10/01/27 ..................................................................................   2,025,000    1,985,675
 Broward County HFA, FSA Insured,
    5.60%, 11/01/17 ..........................................................................     630,000      644,099
    5.65%, 11/01/22 ..........................................................................     885,000      902,744
    5.70%, 11/01/29 ..........................................................................   1,345,000    1,371,913
 Canaveral Port Authority Revenue, Refunding, Series B, FGIC Insured, 5.625%, 6/01/21 ........   1,000,000    1,049,500
 Celebration CDD, Special Assessment, Series A, MBIA Insured, 5.50%, 5/01/18 .................     535,000      562,157
 Citrus County PCR, Florida Power Corp., Refunding, MBIA Insured, 6.625%, 1/01/27 ............   2,435,000    2,628,583
 Clearwater Gas System Revenue, Refunding, MBIA Insured, 5.00%, 9/01/23 ......................   1,935,000    1,918,804
 Cocoa Beach Improvement Revenue, Refunding, AMBAC Insured, 5.45%, 12/01/20 ..................   1,000,000    1,019,550
 Cocoa Water and Sewer Improvement Revenue, FGIC Insured, Pre-Refunded, 5.875%, 10/01/22 .....   1,000,000    1,134,300
 Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, FSA Insured, 5.75%, 9/01/29 ......   1,890,000    1,951,387
 Escambia County Utilities Authority Utility System Revenue, FGIC Insured, 5.625%, 1/01/27 ...   1,500,000    1,566,915
 First Florida Governmental Financing Commission Revenue, Refunding, AMBAC Insured, 5.375%,
   7/01/18....................................................................................   1,475,000    1,526,315
 Florida HFA, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 .............   1,600,000    1,739,040
 Gainesville Public Improvements, Refunding, AMBAC Insured, 5.50%, 8/01/17 ...................   1,000,000    1,043,180
 Gulf Breeze Revenue, Local Government Loan Program, FGIC Insured, 6.05%, 12/01/13 ...........   1,915,000    2,131,318
 Hernando County Water and Sewer Revenue, FGIC Insured,
    6.00%, 6/01/19 ...........................................................................   1,035,000    1,108,640
    Pre-Refunded, 6.00%, 6/01/19 .............................................................     965,000    1,055,565
 Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured, 6.25%,
   12/01/34 ..................................................................................   1,500,000    1,660,320
 Hillsborough County IDAR, University Community Hospital, MBIA Insured, 5.80%, 8/15/24 .......   2,000,000    2,142,700
 Hillsborough County School Board COP, Master Lease Program, Series A, MBIA Insured, 5.25%,
   7/01/22 ...................................................................................   1,015,000    1,032,275
 Indian River County Water and Sewer Revenue, FGIC Insured, 5.50%, 9/01/26 ...................   1,250,000    1,303,500
 Indian Trace CDD, Water Management Special Benefit Assessment, MBIA Insured, 5.00%, 5/01/27 .   1,000,000      988,020
 Indian Trail Water Control District Improvement Bonds, MBIA Insured,
    5.75%, 8/01/16 ...........................................................................   1,090,000    1,187,075
    5.60%, 8/01/17 ...........................................................................   1,000,000    1,059,960
    5.50%, 8/01/22 ...........................................................................     500,000      520,465
 Jacksonville Sales Tax Revenue, River City Renaissance Project, FGIC Insured, 5.375%,
   10/01/18 ..................................................................................   1,000,000    1,034,200
 Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured, 6.35%, 8/01/25 ...   1,000,000    1,112,290
 Lake Clarke Shores Utility Systems Revenue, Refunding and Improvement, FGIC Insured, 5.80%,
   10/01/18 ..................................................................................   1,415,000    1,516,710
 Lake Mary Public Improvement Revenue, FGIC Insured, 5.25%, 9/01/15 ..........................   1,000,000    1,031,090
 Lakeland Hospital System Revenue, Lakeland Regional Medical Center Project, Refunding, MBIA
   Insured, 5.25%, 11/15/16 ..................................................................   2,000,000    2,053,380
 Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured, 6.00%,
   10/01/17 ..................................................................................     500,000      548,315
 Lee County Capital and Transportation Facilities Revenue, Refunding, Series A, MBIA Insured,
   5.55%, 10/01/18 ...........................................................................   3,000,000    3,118,650
 Lee County IDA Utilities Revenue, Bonita Springs Utilities Project, Refunding, MBIA Insured,
   6.05%,
    11/01/15 .................................................................................   2,000,000    2,199,440
    11/01/20 .................................................................................   1,500,000    1,642,455
 Lee County Solid Waste System Revenue, MBIA Insured, 5.375%, 10/01/15 .......................   2,000,000    2,058,740
 Lynn Haven Capital Improvement Revenue, Series A, MBIA Insured, 5.75%, 12/01/16 .............   1,000,000    1,083,710
 Martin County Consolidated Utilities System Revenue,
    FGIC Insured, Pre-Refunded, 6.00%, 10/01/24 ..............................................     785,000      885,888
    Refunding, FGIC Insured, 6.00%, 10/01/24 .................................................     215,000      233,765
 Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center
   Project, AMBAC Insured, 5.00%, 11/15/28 ...................................................   3,500,000    3,430,735
 Martin County Improvement Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/14 ................   1,000,000    1,098,200
 Martin County Utilities System Revenue, Refunding, FGIC Insured, 5.00%, 10/01/24 ............   1,775,000    1,754,730
 Miami-Dade County School Board COP, Refunding, Series C, FSA Insured, 5.00%, 8/01/25 ........   3,500,000    3,434,410
 Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded, 6.75%,
   10/01/25 ..................................................................................   2,000,000    2,310,180
 Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26........................   5,220,000    5,494,102
 Okaloosa County Gas District Revenue, Gas System, MBIA Insured,
   5.50%, 10/01/21............................................................................   2,795,000    2,901,266
 Okeechobee Utility Authority Utility System Revenue,
    Acquisition and Improvement, MBIA Insured, 5.60%, 10/01/25 ...............................   1,500,000    1,569,540
 Orange County Capital Improvement Revenue,
    AMBAC Insured, Pre-Refunded, 6.00%, 10/01/22 .............................................     810,000      890,384
    Refunding, AMBAC Insured, 6.00%, 10/01/22 ................................................     490,000      525,750
 Orange County Health Facilities Authority Revenue,
    Adventist/Sunbelt, Series B, FSA Insured, 6.75%, 11/15/21 ................................   1,000,000    1,084,930
    Orlando Regional Healthcare, Refunding, Series A, MBIA Insured, 6.00%, 11/01/24 ..........   2,400,000    2,571,000


46
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                    PRINCIPAL
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                         AMOUNT          VALUE
                                                                                                    ----------    ------------
LONG TERM INVESTMENTS (CONT.)

 Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 .......................   $1,000,000    $  1,097,670
 Orange County Sales Tax Revenue, FGIC Insured,
    5.375%, 1/01/24 .............................................................................    1,000,000       1,019,690
    Pre-Refunded, 6.125%, 1/01/19 ...............................................................      500,000         522,625
 Orange County School Board COP, Series A, MBIA Insured, 5.375%, 8/01/22 ........................      875,000         899,351
 Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured, 5.70%,
   12/01/17 .....................................................................................      630,000         648,717
 Osceola County School Board COP, Series A, AMBAC Insured, 6.00%, 6/01/19 .......................    1,900,000       2,065,490
 Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%, 4/01/17 ...    1,225,000       1,314,891
 Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, 6.00%, 6/01/15 ............    1,000,000       1,094,980
 Pinellas County Sewer Revenue, FGIC Insured, Pre-Refunded, 6.00%, 10/01/24 .....................    1,250,000       1,374,050
 Port Orange Water and Sewer Revenue, junior lien, Refunding, AMBAC Insured, 5.25%, 10/01/21 ....    1,500,000       1,520,745
 Port St. Lucie Utilities Revenue, Refunding and Improvement, Series A, MBIA Insured, 5.125%,
   9/01/27 ......................................................................................    4,000,000       4,014,480
 Puerto Rico Commonwealth GO, FSA Insured, Pre-Refunded, 6.00%, 7/01/22 .........................    1,000,000       1,091,200
 Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, 5.50%, 7/01/25 ........    1,000,000       1,044,030
 Sarasota County Utilities System Revenue, FGIC Insured, 5.75%, 10/01/27 ........................      520,000         560,503
 Seminole County School Board COP, Series A, MBIA Insured, Pre-Refunded, 6.125%,
   7/01/14 ......................................................................................    1,000,000       1,130,080
   7/01/19 ......................................................................................    1,000,000       1,130,080
 South Miami Health Facilities Authority Hospital Revenue, Baptist Health System Obligation
   Group, MBIA Insured, 5.00%, 11/15/28 .........................................................    3,000,000       2,940,630
 St. John's County IDA, IDR, Series A, MBIA Insured,
   5.25%, 3/01/11 ...............................................................................    1,250,000       1,327,900
   5.50%, 3/01/17 ...............................................................................    1,000,000       1,046,970
 St. Lucie County Water and Sewer Revenue, Refunding, AMBAC Insured, 5.50%, 10/01/17 ............      500,000         522,565
 Stuart Utilities Revenue, FGIC Insured, Pre-Refunded,
   6.70%, 10/01/14 ..............................................................................      500,000         561,495
   6.80%, 10/01/24 ..............................................................................      500,000         563,580
 Sunrise Utilities System Revenue,
   Refunding, AMBAC Insured, 5.20%, 10/01/22 ....................................................    2,000,000       2,049,500
   Series A, AMBAC Insured, Pre-Refunded, 5.75%, 10/01/26 .......................................    1,000,000       1,120,800
 Tampa Occupational License Tax, Refunding, Series B, FGIC Insured, 5.50%, 10/01/27 .............    1,000,000       1,043,060
 Tampa Sports Authority Revenue, Tourist Development, FSA Insured, 5.25%, 1/01/27 ...............    2,000,000       2,033,640
 Titusville Water and Sewer Revenue, Refunding, MBIA Insured, 6.20%, 10/01/14 ...................      490,000         557,865
 Vero Beach Electric Revenue, Refunding, Series A, MBIA Insured, 5.375%, 12/01/21 ...............    1,500,000       1,536,060
 Village Center CDD, Recreational Revenue, Refunding, Series A, MBIA Insured, 5.00%, 11/01/21 ...    1,000,000         993,230
 West Melbourne Water and Sewer Revenue, Refunding and Improvement, FGIC Insured, 6.75%,
   10/01/14 .....................................................................................      500,000         564,895
 West Palm Beach Utilities System Revenue, Series B, FGIC Insured, 5.40%, 10/01/23 ..............    1,500,000       1,526,673
                                                                                                                  ------------
TOTAL LONG TERM INVESTMENTS (COST $113,940,869) .................................................                  120,730,335
                                                                                                                  ------------
(a)SHORT TERM INVESTMENTS 1.6%
 Dade County Health Facilities Authority Hospital Revenue, Miami Children's Hospital Project,
   Daily VRDN and Put, 3.20%, 9/01/20 ...........................................................      400,000         400,000
 Hillsborough County IDA, PCR, Daily VRDN and Put, 3.15%, 5/15/18 ...............................      500,000         500,000
 Pinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program, Refunding,
   AMBAC Insured, Daily VRDN and Put, 3.20%, 12/01/15 ...........................................      100,000         100,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
   Weekly VRDN and Put, 2.60%, 7/01/28 ..........................................................      100,000         100,000
 St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put,
   3.15%, 3/01/27 ...............................................................................      900,000         900,000
                                                                                                                  ------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,000,000) .................................................                    2,000,000
                                                                                                                  ------------
 TOTAL INVESTMENTS (COST $115,940,869) 98.6% ....................................................                  122,730,335
 OTHER ASSETS, LESS LIABILITIES 1.4% ............................................................                    1,757,487
                                                                                                                  ------------
 NET ASSETS 100.0% ..............................................................................                 $124,487,822
                                                                                                                  ============

    See glossary of terms on page 89.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.


                                                                              47
FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                                          YEAR ENDED FEBRUARY 28,
                                                    --------------------------------------------------------------------
CLASS A                                                1999           1998          1997         1996(1)         1995
                                                    ----------     ----------    ----------    ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............     $    12.31     $    12.15    $    12.27    $    11.97     $    12.45
                                                    ----------     ----------    ----------    ----------     ----------
Income from investment operations:
 Net investment income ........................            .63            .66           .69           .71            .71
 Net realized and unrealized gains (losses) ...            .06            .29          (.11)          .30           (.48)
                                                    ----------     ----------    ----------    ----------     ----------
Total from investment operations ..............            .69            .95           .58          1.01            .23
                                                    ----------     ----------    ----------    ----------     ----------
Less distributions from:
 Net investment income ........................           (.63)          (.66)         (.70)         (.71)          (.71)
 In excess of net investment income ...........           (.01)          (.01)          --            --             --
 Net realized gains ...........................           (.10)          (.12)          --            --             --
                                                    ----------     ----------    ----------    ----------     ----------
Total distributions ...........................           (.74)          (.79)         (.70)         (.71)          (.71)
                                                    ----------     ----------    ----------    ----------     ----------
Net asset value, end of year ..................     $    12.26     $    12.31    $    12.15    $    12.27     $    11.97
                                                    ==========     ==========    ==========    ==========     ==========

Total return* .................................           5.72%          8.09%         4.88%         8.66%          2.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............     $1,727,014     $1,685,260    $1,662,087    $1,705,038     $1,683,234
Ratios to average net assets:
 Expenses .....................................            .62%           .61%          .60%          .60%           .59%
 Net investment income ........................           5.11%          5.44%         5.68%         5.81%          6.00%
Portfolio turnover rate .......................          13.16%         27.77%        18.66%        13.52%         14.42%

CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............     $    12.38     $    12.21    $    12.31    $    11.98
                                                    ----------     ----------    ----------    ----------

Income from investment operations:
 Net investment income ........................            .57            .60           .62           .54
 Net realized and unrealized gains (losses) ...            .05            .29          (.09)          .32
                                                    ----------     ----------    ----------    ----------
Total from investment operations ..............            .62            .89           .53           .86
                                                    ----------     ----------    ----------    ----------
Less distributions from:
 Net investment income ........................           (.57)(2)       (.60)         (.63)         (.53)
 Net realized gains ...........................           (.10)          (.12)          --            --
                                                    ----------     ----------    ----------    ----------
Total distributions ...........................           (.67)          (.72)         (.63)         (.53)
                                                    ----------     ----------    ----------    ----------
Net asset value, end of year ..................     $    12.33     $    12.38    $    12.21    $    12.31
                                                    ==========     ==========    ==========    ==========

Total return* .................................           5.12%          7.52%         4.42%         7.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............     $   65,166     $   38,057    $   21,521    $    8,152
Ratios to average net assets:
 Expenses .....................................           1.18%          1.18%         1.17%         1.18%**
 Net investment income ........................           4.54%          4.86%         5.10%         5.21%**
Portfolio turnover rate .......................          13.16%         27.77%        18.66%        13.52%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized.

(1)For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

(2)Includes distributions in excess of net investment income in the amount of $.004.


                       See notes to financial statements.


48
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999


                                                                                                  PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
                                                                                                 -----------    -----------
LONG TERM INVESTMENTS 99.0%

ALABAMA 3.7%

 Alabama Agricultural and Mechanical University Revenue, MBIA Insured, Pre-Refunded,
   5.50%, 11/01/20 ..........................................................................    $ 1,000,000    $ 1,108,470
 Alabama HFA, SFMR, Series A-1, GNMA Secured, 7.80%, 10/01/20 ...............................      1,850,000      1,888,998
 Alabama State Board Educational Revenue, Southern Union State Junior College, MBIA
   Insured, 6.50%, 7/01/12 ..................................................................      1,000,000      1,093,650
 Alabama Water Pollution Control Authority Revolving Fund Loan,
    AMBAC Insured, 6.25%, 8/15/14 ...........................................................        100,000        104,842
    Series A, AMBAC Insured, 5.60%, 8/15/16 .................................................      2,000,000      2,075,880
 Anniston Regional Medical Center Board, Series A, AMBAC Insured,
    5.25%, 6/01/18 ..........................................................................      6,000,000      6,117,000
    5.125%, 6/01/28 .........................................................................      3,000,000      2,983,980
 Auburn Governmental Utility Services Corp. Wastewater Treatment Revenue, Merscot-Auburn
   LP Project, FGIC Insured, 7.30%, 1/01/12 .................................................      1,420,000      1,482,125
 Bessemer Governmental Utility Services Corp., Water Supply Revenue, MBIA Insured, 5.25%,
   6/01/32 ..................................................................................      5,000,000      5,076,000
 Birmingham Airport Authority Revenue, MBIA Insured, 5.625%, 7/01/26 ........................      2,000,000      2,116,580
 Birmingham Baptist Medical Center Special Care Facilities Financing Authority Revenue,
   Baptist Health System Inc., Refunding, MBIA Insured, 5.875%, 11/15/19 ....................      3,500,000      3,534,440
 Daphne Utilities Board Water Gas and Sewer Revenue,
    Capital Improvement Bonds, Series B, FGIC Insured, 7.35%, 6/01/20 .......................      2,000,000      2,108,640
    Refunding, Series B, FGIC Insured, 7.30%, 6/01/10 .......................................      4,030,000      4,269,301
 East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
   Series A, MBIA Insured, 5.25%, 9/01/28 ...................................................      8,500,000      8,591,970
 Fort Payne Waterworks Board of Water Revenue, MBIA Insured, 5.45%, 7/01/21 .................      3,550,000      3,683,196
 Huntsville Health Care Authority Facilities Revenue, Series A, MBIA Insured, 6.375%,
   6/01/22 ..................................................................................        300,000        324,834
 Huntsville Health Care Authority, Series A, MBIA Insured, 5.00%, 6/01/23 ...................      2,000,000      1,955,860
 Jefferson County Sewer Revenue, wts., Series D, FGIC Insured, 5.75%, 2/01/22 ...............      5,000,000      5,398,550
 Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and
   Clinic, Refunding, AMBAC Insured, 6.00%, 3/01/26 .........................................      4,000,000      4,362,240
 Pelham GO, AMBAC Insured, 5.50%,
    12/01/21 ................................................................................      1,565,000      1,632,013
    12/01/26 ................................................................................      2,000,000      2,080,920
 University of Alabama Hospital Revenues, Huntsville, Refunding, Series A, MBIA Insured,
   5.50%, 5/01/18 ...........................................................................      4,000,000      4,119,600
                                                                                                                 ----------
                                                                                                                 66,109,089
                                                                                                                 ----------
 ALASKA 4.1%
   Alaska Energy Authority Power Revenue, Bradley Lake Hydro Project, Series 1, BIG Insured,
    7.25%, 7/01/09 ..........................................................................      5,000,000      5,152,500
    7.25%, 7/01/16 ..........................................................................      4,765,000      4,913,382
    7.25%, 7/01/21 ..........................................................................      5,795,000      6,158,173
    Pre-Refunded, 6.25%, 7/01/21 ............................................................      3,205,000      3,223,140
 Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured,
    5.20%, 7/01/17 ..........................................................................      3,000,000      3,035,160
    5.375%, 7/01/20 .........................................................................      5,000,000      5,115,600
 Alaska Industrial Development and Export Authority, Refunding, Series A, MBIA Insured,
   6.125%, 4/01/27 ..........................................................................      5,000,000      5,436,950
 Alaska State HFC, Refunding, Series A,
    6.10%, 12/01/37 .........................................................................      5,000,000      5,252,050
    MBIA Insured, 6.00%, 6/01/27 ............................................................      5,000,000      5,241,200
    MBIA Insured, 5.875%, 12/01/30 ..........................................................        485,000        503,925
 Anchorage Electric Utility Revenue, senior lien,
    Municipal Light and Power, Series C, AMBAC Insured, 5.125%, 12/01/26 ....................      5,000,000      4,995,900
    Refunding, Series A, MBIA Insured, 7.125%, 6/01/06 ......................................      5,000,000      5,139,400
    Series B, MBIA Insured, 5.50%, 2/01/26 ..................................................      4,000,000      4,116,120
 Anchorage GO,
    General Purpose, AMBAC Insured, Pre-Refunded, 7.30%, 8/01/10 ............................      2,765,000      2,918,126
    Refunding, AMBAC Insured, 7.20%, 6/01/17 ................................................      5,000,000      5,093,750
    Refunding, AMBAC Insured, 6.25%, 6/01/23 ................................................      3,505,000      3,525,294
 University of Alaska COP, Series 1990, FSA Insured, 7.375%, 10/01/07 .......................        500,000        534,685
 University of Alaska Revenues,
    Series B, AMBAC Insured, 6.50%, 10/01/17 ................................................        250,000        266,938
    Series G, FSA Insured, 5.45%, 10/01/22 ..................................................      3,155,000      3,264,037
                                                                                                                 ----------
                                                                                                                 73,886,330
                                                                                                                 ----------


                                                                              49
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                              PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT         VALUE
                                                                                             -----------    -----------
LONG TERM INVESTMENTS (CONT.)

 ARIZONA 1.7%
 Arizona State Municipal Financing Program COP, ETM, Series 1986-20, BIG Insured,
   7.70%, 8/01/10 .........................................................................  $ 6,000,000    $ 7,508,760
 Chandler Water and Sewer Revenue, Refunding, FGIC Insured, 7.00%, 7/01/12 ................    2,200,000      2,365,198
 Cochise County USD, No. 68, Sierra Vista,
   Refunding, FGIC Insured, 7.50%, 7/01/10 ................................................      500,000        641,205
   Series B, FGIC Insured, Pre-Refunded, 7.625%, 7/01/10 ..................................    3,000,000      3,197,760
 Maricopa County GO,
   UHSD, No. 216, FGIC Insured, 6.70%, 7/01/11 ............................................      325,000        340,204
   UHSD, No. 216, FGIC Insured, Pre-Refunded, 6.70%, 7/01/11 ..............................      675,000        711,450
   USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 7.20%, 7/01/07 .......................      775,000        821,841
   USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 7.20%, 7/01/08 .......................      825,000        874,863
   USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 7.25%, 7/01/09 .......................      500,000        530,545
   USD No. 98, Fountain Hills, Series A, FGIC Insured, Pre-Refunded, 7.10%, 7/01/10 .......    1,000,000      1,023,260
 Maricopa County IDA, Hospital Facility Revenue, Samaritan Health Service Hospital,
   Refunding, Series A, MBIA Insured, 7.00%, 12/01/16 .....................................      300,000        376,137
 Mohave County USD No. 1, Lake Havasu Project, Series B, AMBAC Insured, 5.375%, 7/01/11 ...      500,000        522,325
 Navajo County PCR, Arizona Public Service Co., Series A, MBIA Insured, 5.875%, 8/15/28 ...    3,925,000      4,171,961
 Phoenix GO, Refunding, Series B, MBIA Insured, 5.50%, 7/01/16 ............................      890,000        923,589
 Pima County Sewer Revenue, Refunding, FGIC Insured, 6.75%, 7/01/15 .......................      270,000        290,102
 Salt River Project Agricultural Improvement and Power District Electric System Revenue,
   Refunding, Series A, FGIC Insured, 5.50%, 1/01/19 ......................................    1,150,000      1,176,151
 Tucson Water Revenue, Series 1994-A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/21 ..........    5,000,000      5,666,800
                                                                                                            -----------
                                                                                                             31,142,151
                                                                                                            -----------
 ARKANSAS .1%
 Arkansas State Development Finance Authority Water Revenue, Refunding, Series A, MBIA
   Insured, 6.50%, 7/01/10 ................................................................    2,000,000      2,344,020
 Pulaski County Health Facilities Board Hospital Revenue, St. Vincent's Infirmary, MBIA
   Insured, Pre-Refunded, 10.00%, 9/01/12 .................................................       25,000         25,853
                                                                                                            -----------
                                                                                                              2,369,873
                                                                                                            -----------
 CALIFORNIA 3.5%
 California Health Facilities Financing Authority Revenue, Kaiser Permanente, Series A,
   FSA Insured, 5.00%, 6/01/24 ............................................................    5,000,000      4,936,050
 California Statewide CDA Revenue, COP, John Muir/Mt. Diablo Health System, MBIA Insured,
   5.25%, 8/15/27 .........................................................................    3,085,000      3,132,015
 Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 .............   15,000,000     20,930,850
 El Centro Financing Authority Water and Wastewater Revenue, Series A, AMBAC Insured,
   5.125%, 10/01/27 .......................................................................    1,800,000      1,809,414
 Lancaster RDA, Tax Allocation, Lancaster Residential Redevelopment, Refunding, MBIA
   Insured, 6.10%, 8/01/19 ................................................................    1,515,000      1,618,535
 Los Angeles County MTA, Sales Tax Revenue, Proposition C, Series B-2, AMBAC Insured,
   5.25%, 7/01/23 .........................................................................    2,000,000      2,037,540
 Oakland RDA, Central District Redevelopment, Refunding, AMBAC Insured, 5.50%, 2/01/14 ....      250,000        273,508
 Sacramento Area Flood Control Agency Special Assessment, Capital AD No. 2, FGIC Insured,
   5.375%, 10/01/25 .......................................................................    5,000,000      5,125,750
 Sacramento MUD, Electric Revenue, Refunding, Series D, MBIA Insured, 5.25%, 11/15/20 .....    4,000,000      4,085,720
 San Francisco BART District Sales Tax Revenue, FGIC Insured,
   5.50%, 7/01/20 .........................................................................    1,035,000      1,083,148
   Pre-Refunded, 5.50%, 7/01/20 ...........................................................      965,000      1,066,923
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding, Series A,
   MBIA Insured,
   5.375%, 1/15/29 ........................................................................    5,000,000      5,160,050
   5.25%, 1/15/30 .........................................................................    5,000,000      5,092,200
 San Jose-Santa Clara Water Financing Authority Sewer Revenue, Series A, FGIC Insured,
   5.375%, 11/15/20 .......................................................................    2,670,000      2,745,428
 Stockton East Water District COP, 1990 Project, Series A, AMBAC Insured, 6.40%, 4/01/22 ..    1,460,000      1,584,538
 Yuba City USD, COP, Refunding, Series A, MBIA Insured, 5.25%, 2/01/22 ....................    1,750,000      1,779,365
                                                                                                            -----------
                                                                                                             62,461,034
                                                                                                            -----------
 COLORADO 5.6%
 Adams County PCR, Public Service Co. of Colorado Project, Refunding, AMBAC Insured,
   5.10%, 1/01/19 .........................................................................    6,750,000      6,716,183
 Arapahoe County COP,
   Arapahoe County Building Finance Corp., FSA Insured, Pre-Refunded, 7.50%, 12/01/10 .....    1,000,000      1,070,560
   Refunding, FSA Insured, 6.625%, 12/01/16 ...............................................    8,695,000      9,539,806
 Castle Pines Metropolitan District GO, Refunding and Improvement, FSA Insured,
   Pre-Refunded, 7.625%, 12/01/15 .........................................................    1,500,000      1,637,325
 Centennial Water and Sanitation District, Water and Sewer Revenue, Refunding, Series A,
   FSA Insured, 5.125%, 12/01/17 ..........................................................    5,000,000      5,085,950
 Colorado Association of School Boards COP, Pueblo School District No. 60 Project,
   Series A, MBIA Insured, Pre-Refunded, 7.25%, 12/01/09 ..................................    2,400,000      2,497,848


50
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                              PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
                                                                                             -----------   ------------
LONG TERM INVESTMENTS (CONT.)

COLORADO (CONT.)
 Colorado Health Facilities Authority Revenue, Community Provider Pooled Loan Program,
   Series A, FSA Insured, 7.25%, 7/15/17 .................................................   $ 1,174,000   $  1,268,695
 Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior Series A,
   MBIA Insured, 5.00%, 9/01/21 ..........................................................     5,000,000      4,900,750
 Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%, 12/15/24 .............     2,455,000      2,704,330
 Colorado Springs Utilities Revenue, Refunding and Improvement, Series A, MBIA Insured,
   5.125%, 11/15/18 ......................................................................     1,000,000      1,008,520
 Colorado State Board of Agriculture Revenue, MBIA Insured, 6.40%,
    3/01/11 ..............................................................................       350,000        375,669
    3/01/17 ..............................................................................       440,000        470,215
 Colorado Water Resource and Power Development Authority Small Water Resource Revenue,
   Series A, FGIC Insured, 6.70%, 11/01/12 ...............................................     2,000,000      2,207,160
 Denver City and County Airport Revenue,
    ETM, Series C, MBIA Insured, 6.125%, 11/15/25 ........................................     3,590,000      4,038,032
    Series A, MBIA Insured, 5.50%, 11/15/25 ..............................................     7,250,000      7,474,750
    Series C, MBIA Insured, 6.125%, 11/15/25 .............................................     4,410,000      4,690,388
    Series D, MBIA Insured, 5.50%, 11/15/25 ..............................................     3,900,000      4,020,900
    Series E, MBIA Insured, 5.50%, 11/15/25 ..............................................     5,000,000      5,167,100
 Denver City and County Board of Water Commissioners COP, FGIC Insured,
    6.625%, 11/15/11 .....................................................................       545,000        588,894
    Pre-Refunded, 6.625%, 11/15/11 .......................................................       955,000      1,041,179
 Denver City and County Revenue, Children's Hospital Association Project, FGIC Insured,
   6.00%, 10/01/15 .......................................................................     3,000,000      3,227,940
 El Paso County SFMR, Series A, GNMA Secured, 8.00%, 9/01/22 .............................       310,000        323,014
 Garfield, Pitkin and Eagle Counties Reorganized School District No. 1, MBIA Insured,
   Pre-Refunded, 6.60%, 12/15/14 .........................................................     3,600,000      4,098,384
 Goldsmith Metropolitan District, Refunding, MBIA Insured, 6.125%, 12/01/12 ..............     2,000,000      2,147,000
 Jefferson County COP, Refunding, MBIA Insured, 6.65%, 12/01/08 ..........................     5,000,000      5,520,250
 Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 ..............       215,000        227,425
 La Plata County School District No. R-9, Durango City, FGIC Insured, 6.55%, 11/01/12 ....       490,000        538,299
 Morgan County PCR, First Mortgage, Public Service Co., Refunding, Series A, MBIA Insured,
   5.50%, 6/01/12 ........................................................................     1,000,000      1,048,820
 Mountain College Residence Hall Revenue Authority, MBIA Insured,
    5.625%, 6/01/12 ......................................................................     1,900,000      2,062,925
    5.75%, 6/01/23 .......................................................................     3,000,000      3,187,710
 Parker Water and Sanitation District Water and Sewer Revenue, Refunding, FGIC Insured,
   6.20%, 10/01/15 .......................................................................       275,000        290,835
 Postsecondary Educational Facilities Authority Revenue, University of Denver Project,
   Refunding, Connie Lee Insured, 6.00%, 3/01/10 .........................................     1,000,000      1,059,270
 Regional Transportation District Sales Tax Revenue, FGIC Insured, 6.25%, 11/01/12 .......       235,000        254,693
 University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
    5.20%, 11/15/17 ......................................................................     5,675,000      5,748,945
    5.25%, 11/15/22 ......................................................................     3,800,000      3,868,248
                                                                                                           ------------
                                                                                                            100,108,012
                                                                                                           ------------
 CONNECTICUT .5%
 Connecticut State Health and Educational Facilities Authority Revenue,
    Danbury Hospital, Series E, MBIA Insured, 6.50%, 7/01/14 .............................     2,000,000      2,141,780
    Mansfield Nursing Home, AMBAC Insured, 6.00%, 11/01/22 ...............................     2,450,000      2,630,810
    Trinity College, Series D, FGIC Insured, Pre-Refunded, 6.125%, 7/01/24 ...............     2,000,000      2,260,160
 New Haven Air Rights Parking Facility Revenue, Refunding, MBIA Insured, 6.50%, 12/01/15 .     2,000,000      2,162,280
                                                                                                           ------------
                                                                                                              9,195,030
                                                                                                           ------------
 DELAWARE .2%
 Delaware State EDA Revenue, PCR, Refunding, Series B, AMBAC Insured, 6.75%, 5/01/19           1,000,000      1,092,220
 Delaware State Health Facilities Authority Revenue, Medical Center, MBIA Insured,
   Pre-Refunded, 7.00%, 10/01/15 .........................................................     2,900,000      3,317,571
                                                                                                           ------------
                                                                                                              4,409,791
                                                                                                           ------------
 FLORIDA 3.8%
 Bay Medical Center Hospital Revenue, Bay Medical Center Project, Refunding, AMBAC Insured,
   5.65%, 10/01/26 .......................................................................     2,500,000      2,626,250
 Cape Coral Franchise Fees Revenue, AMBAC Insured, 5.40%, 12/01/13 .......................     1,800,000      1,883,862
 Celebration CDD, Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19 .............     2,375,000      2,484,108
 Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 .........       200,000        259,598
 Florida State Turnpike Authority Revenue, Department of Transportation, Series A, FGIC
   Insured, 5.625%, 7/01/25 ..............................................................     7,400,000      7,712,502
 Fort Myers Utility Revenue, Refunding, Series A, 6.00%, 10/01/19 ........................        25,000         25,302
 Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured, 6.25%,
   12/01/34 ..............................................................................     1,000,000      1,106,880
 Hillsborough County IDAR, University Community Hospital, MBIA Insured, 5.80%, 8/15/24 ...     3,000,000      3,214,050


                                                                              51
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
                                                                                                   -----------    -------------
LONG TERM INVESTMENTS (CONT.)

  FLORIDA (CONT.)
   Lakeland Hospital System Revenue, Lakeland Regional Medical Center Project, Refunding,
     MBIA Insured, 5.25%, 11/15/25                                                                 $ 1,250,000    $   1,266,013
   Lee County IDA Utilities Revenue, Bonita Springs Utilities Project, Refunding, MBIA
     Insured, 6.05%,
      11/01/15                                                                                       1,000,000        1,099,720
      11/01/20                                                                                       1,000,000        1,094,970
   Lee County Solid Waste System Revenue, MBIA Insured, 5.375%, 10/01/15                             2,000,000        2,058,740
   Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21                      5,000,000        5,760,850
   Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24                              1,000,000        1,089,060
   Orange County Health Facilities Authority Revenue, Orlando Regional Healthcare, Refunding,
     Series A, MBIA Insured, 6.00%, 11/01/24                                                         1,000,000        1,071,250
   Orange County School Board COP, Series A, MBIA Insured, 5.375%, 8/01/22                           5,000,000        5,139,150
   Orlando and Orange County Expressway Authority Expressway Revenue, junior lien,
     FGIC Insured, 6.50%,
      7/01/10                                                                                          100,000          119,657
      7/01/12                                                                                          225,000          269,973
   Orlando Utilities Commission Water and Electric Revenue, Series A, AMBAC Insured, 5.50%,
     10/01/26                                                                                        2,535,000        2,572,518
   Osceola County School Board COP, Refunding, Series A, AMBAC Insured, 5.50%, 6/01/19               1,000,000        1,035,520
   Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%,
     4/01/17                                                                                         1,000,000        1,073,380
   Panama City Water and Sewer Revenue, Refunding and Improvement, AMBAC Insured, 5.625%,
     6/01/19                                                                                         1,000,000        1,042,000
   Polk County IDAR, Winter Haven Hospital, Series 2, MBIA Insured, 6.25%, 9/01/15                     985,000        1,075,551
(b)Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/24                               5,000,000        4,957,500
   Reedy Creek ID, Utilities Revenue, Refunding, Series 1, MBIA Insured, 5.00%, 10/01/19             3,500,000        3,495,380
   St. Petersburg Public Utilities Revenue, MBIA Insured, 5.60%, 10/01/18                            3,910,000        4,086,732
   Sumter County School District Revenue, Multi-District Loan Program, FSA Insured, 7.15%,
     11/01/15                                                                                          250,000          318,513
   Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22                       2,000,000        2,049,500
   Vero Beach Electric Revenue, Refunding, Series A, MBIA Insured, 5.375%, 12/01/21                  3,200,000        3,276,928
   West Palm Beach Utilities System Revenue, MBIA Insured, 5.75%, 10/01/27                           5,000,000        5,539,600
                                                                                                                  -------------
                                                                                                                     68,805,057
                                                                                                                  -------------
   GEORGIA 2.4%
   Atlanta GO, Refunding, FGIC Insured, 5.00%,
     12/01/20                                                                                        4,775,000        4,743,342
     12/01/23                                                                                        6,000,000        5,924,040
   Atlanta Water and Sewer Revenue, FGIC Insured,
     5.375%, 1/01/20                                                                                 5,000,000        5,143,800
     5.25%, 1/01/27                                                                                 10,000,000       10,091,000
   Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured, 6.10%, 10/01/14       1,535,000        1,764,897
   Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, 7th Series, MBIA
     Insured, 6.625%, 10/01/24                                                                       2,000,000        2,068,940
   Cherokee County Water and Sewage Authority Revenue,
     FGIC Insured, 5.00%, 8/01/27                                                                    1,500,000        1,468,740
     Refunding, MBIA Insured, 6.90%, 8/01/18                                                         1,000,000        1,080,780
   Columbia County Water and Sewage Revenue, Refunding, AMBAC Insured, 6.25%, 6/01/12                1,500,000        1,606,380
   Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A, MBIA
     Insured, 6.50%, 7/01/24                                                                         1,030,000        1,080,800
   Macon-Bibb County Urban Development Authority Revenue, MF Housing, Refunding, Series A,
     MBIA Insured, 5.55%, 1/01/24                                                                    1,590,000        1,650,182
   Municipal Electric Authority, Project One, Refunding, Sub Series A, MBIA Insured, 5.375%,
     1/01/19                                                                                         5,000,000        5,112,650
   Upper Oconee Basin Water Authority Revenue, FGIC Insured, 5.25%, 7/01/27                          1,340,000        1,359,336
                                                                                                                  -------------
                                                                                                                     43,094,887
                                                                                                                  -------------
   HAWAII 1.4%
   Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
     5/01/12                                                                                         1,000,000        1,095,770
     5/01/13                                                                                         1,000,000        1,091,150
   Hawaii State Airports System Revenue, Second Series 1990, FGIC Insured, 7.50%, 7/01/20            5,000,000        5,319,250
   Hawaii State Department of Budget and Finance Special Purpose Mortgage Revenue,
     Hawaiian Electric Co. and Subsidiaries, MBIA Insured, 6.55%, 12/01/22                           3,000,000        3,294,120
     St. Francis Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22                             4,000,000        4,360,160
   Hawaii State Department of Budget and Finance Special Purpose Revenue, Hawaiian Electric
     Co. Project,
      Series A, MBIA Insured, 5.65%, 10/01/27                                                        5,000,000        5,338,700
      Series B, MBIA Insured, 5.875%, 12/01/26                                                       2,000,000        2,166,580


52
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                     AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 HAWAII (CONT.)
 Hawaii State Harbor Capital Improvement Revenue, FGIC Insured, 6.40%,
   7/01/05 ..........................................................................................  $   535,000      $   583,803
   7/01/06 ..........................................................................................      605,000          659,196
   7/01/07 ..........................................................................................      610,000          664,644
                                                                                                                        -----------
                                                                                                                         24,573,373
                                                                                                                        -----------
IDAHO .1%
Boise State University Revenues, Student Fee, MBIA Insured, 6.50%, 4/01/19 ..........................    1,000,000        1,117,600
                                                                                                                        -----------
ILLINOIS 4.0%
Aurora SFMR, GNMA Secured, AMBAC Insured, 7.80%, 12/01/15 ...........................................      315,000          325,934
Blue Island Waterworks and Sewer Revenue, MBIA Insured, 5.55%, 12/01/24 .............................    2,270,000        2,352,492
Chicago Board of Education GO, Chicago School Reform, Series A, AMBAC Insured,
   5.25%, 12/01/30 ..................................................................................    2,000,000        2,014,540
Chicago Board of Education Lease COP, Refunding, Series A, MBIA Insured, 6.25%, 1/01/09 .............      320,000          365,427
Chicago GO, Project and Refunding, FGIC Insured, 5.25%, 1/01/28 .....................................    9,775,000        9,848,997
Chicago Heights GO, MBIA Insured, Pre-Refunded, 7.40%, 12/01/03 .....................................      100,000          110,113
Cicero GO, FSA Insured, 6.90%, 12/01/12 .............................................................    1,500,000        1,676,175
Cook County Community College District No. 508 COP, FGIC Insured,
   8.50%, 1/01/02 ...................................................................................    7,470,000        8,400,164
   8.75%, 1/01/05 ...................................................................................    5,000,000        6,185,150
Illinois Health Facilities Authority Revenue,
   Community Provider Pooled Loan Program, Series A, FSA Insured, 7.35%, 8/15/10 ....................    4,452,000        4,851,166
   ETM, Refunding, Series B, MBIA Insured, 7.90%, 8/15/03 ...........................................      403,000          456,127
   ETM, Series 1990, FSA Insured, 7.75%, 8/15/10 ....................................................      105,000          136,703
   Michael Reese Hospital, ETM, Series A, FSA Insured, 7.60%, 2/15/05 ...............................    4,280,000        4,805,798
   Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%, 11/15/28 ..............    5,000,000        4,891,400
   Series 1990, FSA Insured, 7.75%, 8/15/10 .........................................................    2,525,000        2,699,503
   Series B, MBIA Insured, 7.90%, 8/15/03 ...........................................................    1,783,000        1,806,357
   Silver Cross Hospital, MBIA Insured, 7.00%, 8/15/21 ..............................................    1,000,000        1,088,460
Illinois State COP, FSA Insured, 6.95%, 7/01/13 .....................................................    5,750,000        6,387,330
Macon County and Decatur COP, Decatur Public Building Commission, FGIC Insured,
   6.50%, 1/01/06 ...................................................................................      300,000          341,142
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick
   Place Expansion Project, Refunding, Series A, AMBAC Insured, 5.25%, 6/15/27 ......................    4,225,000        4,249,336
Onterie Center HFC, Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27 .......................    2,000,000        2,140,180
Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 .................      300,000          389,052
Southwestern Illinois Development Authority Retirement Community Revenue, Meridian
   Village Project, GNMA Secured,
   5.25%, 8/20/23 ...................................................................................    1,000,000          990,460
   5.30%, 8/20/38 ...................................................................................    5,690,000        5,579,159
                                                                                                                        -----------
                                                                                                                         72,091,165
                                                                                                                        -----------
INDIANA .5%
Fort Wayne Hospital Authority Hospital Revenue, Ancillary System Inc., Parkview Memorial
   Hospital, Series A, FGIC Insured, Pre-Refunded, 7.50%, 11/15/11 ..................................      250,000          262,705
Indiana Health Facility Financing Authority Hospital Revenue, Community Hospital Project,
  Refunding and Improvement, MBIA Insured, 6.40%, 5/01/12 ...........................................      250,000          271,423
Indianapolis Gas Utility Revenue, Refunding, Series B, FGIC Insured, 4.00%, 6/01/15 .................      500,000          452,575
Jasper County PCR, Northern Indiana Public Service Co., Refunding, MBIA Insured, 7.10%, 7/01/17 .....      500,000          540,640
Monroe County Hospital Authority Revenue, Bloomington Hospital Project, Refunding,
   BIG Insured, Pre-Refunded, 7.125%, 5/01/11 .......................................................    6,000,000        6,099,180
Patoka Lake Regional Water and Sewer District Waterworks Revenue, Series A, AMBAC
   Insured, Pre-Refunded, 6.45%, 1/01/15 ............................................................    1,500,000        1,686,240
Rockport PCR, Michigan Power Co., Refunding, Series B, FGIC Insured, 7.60%, 3/01/16 .................      185,000          201,587
                                                                                                                        -----------
                                                                                                                          9,514,350
                                                                                                                        -----------
IOWA .1%
Davenport Hospital Revenue, St. Lukes Hospital, Series A, AMBAC Insured, Pre-Refunded, 7.40%,
   7/01/20...........................................................................................      200,000          214,520
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Logan Park Project, Refunding,
   Series B, MBIA Insured, 6.50%, 1/01/24 ...........................................................    2,115,000        2,223,478
                                                                                                                        -----------
                                                                                                                          2,437,998
                                                                                                                        -----------


                                                                              53
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                              PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                          AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 KANSAS .6%
 Burlington PCR, Kansas Gas and Electric Co. Project, Refunding, MBIA Insured,
    7.00%, 6/01/31 ...............................................................        $    3,350,000        $    3,636,827
 Cowley and Shawnee Counties SFMR, GNMA Secured, AMBAC Insured, 7.35%, 12/01/11 ..               875,000               916,475
 Kansas State Development Finance Authority Health Facility Revenue, MBIA Insured,
    5.80%, 11/15/21 ..............................................................             1,330,000             1,434,192
 Topeka Public Building Commission Revenue, Tenth and Jackson Projects,
    MBIA Insured, 5.00%, 6/01/24 .................................................             2,250,000             2,214,945
 Wichita Hospital Revenue, St. Francis, Refunding and Improvement,
    MBIA Insured, 6.25%, 10/01/10 ................................................             2,000,000             2,166,500
 Wichita Water and Sewer Utility Revenue, Refunding and Improvement,
    Series B, FGIC Insured, 6.00%, 10/01/12 ......................................             1,000,000             1,050,640
                                                                                                                --------------
                                                                                                                    11,419,579
                                                                                                                --------------
KENTUCKY 1.9%
Jefferson County Capital Projects Corp. Lease Revenue, MBIA Insured,
    5.375%, 6/01/22 ..............................................................             2,000,000             2,057,780
    5.50%, 6/01/28 ...............................................................             3,000,000             3,123,750
 Jefferson County Health Facilities Revenue,
    Alliant Health System Inc., Refunding, MBIA Insured, 5.125%, 10/01/27 ........            10,000,000             9,815,600
    Jewish Hospital Healthcare Services Inc., AMBAC Insured, 6.55%, 5/01/22 ......             1,000,000             1,082,630
 Jefferson County Health System Revenue, Alliant Health System Inc., MBIA Insured,
    5.20%, 10/01/28 ..............................................................             7,000,000             7,035,980
 Kenton County Water District No. 001 Waterworks Revenue, Series B, FGIC Insured,
    5.70%, 2/01/20 ...............................................................             1,250,000             1,328,413
 Kentucky Economic Development Finance Authority Hospital Facilities Revenue,
    Baptist Healthcare System, Refunding, MBIA Insured, 5.00%, 8/15/24 ...........             2,000,000             1,957,660
    St. Elizabeth Medical Center Project, Series A, FGIC Insured, 6.00%,
12/01/22..........................................................................             2,375,000             2,549,159
 Kentucky Economic Development Finance Authority Medical Center Revenue,
  Ashland Hospital Corp., Refunding and Improvement,
  Series A, FSA Insured, 6.125%, 2/01/12 .........................................             1,000,000             1,082,320
 Louisville and Jefferson County Metropolitan Sewer District Sewer and
  Drain System Revenue, Series A, AMBAC  Insured, Pre-Refunded, 6.75%, 5/15/25 ...             2,000,000             2,326,340
 Northern Kentucky University COP, Student Housing Facilities, FSA Insured,
  Pre-Refunded, 7.25%, 1/01/12 ...................................................             2,000,000             2,172,820
                                                                                                                --------------
                                                                                                                    34,532,452
                                                                                                                --------------
 LOUISIANA .4%
 Jefferson Parish Hospital Service District No. 2 Hospital Revenue, FSA Insured,
    5.00%, 7/01/28 ...............................................................             5,000,000             4,835,400
 Jefferson Sales Tax District Special Sales Tax Revenue, Refunding, Series A,
  BIG Insured, Pre-Refunded, 8.00%, 7/01/05 ......................................             1,700,000             1,727,370
 New Orleans GO, Public Improvement, FGIC Insured, Pre-Refunded, 7.50%, 9/01/21 ..               500,000               561,745
                                                                                                                --------------
                                                                                                                     7,124,515
                                                                                                                --------------
MAINE .7%
Maine State Health and Higher Educational Facilities Authority Revenue,
    Eastern Maine Health Care, FGIC Insured, Pre-Refunded, 6.625%, 10/01/11 ......             2,000,000             2,191,900
    Series B, FSA Insured, Pre-Refunded, 7.00%, 7/01/24 ..........................             2,000,000             2,333,360
    Series C, FSA Insured, 6.20%, 7/01/25 ........................................             2,015,000             2,213,316
 Maine State Turnpike Authority Revenue, MBIA Insured, Pre-Refunded, 6.00%,
    7/01/14 ......................................................................               525,000               588,793
    7/01/18 ......................................................................             2,500,000             2,803,775
 Old Orchard Beach GO, MBIA Insured, Pre-Refunded, 6.65%,
    9/01/11 ......................................................................             1,180,000             1,308,160
    9/01/12 ......................................................................               535,000               601,356
                                                                                                                --------------
                                                                                                                    12,040,660
                                                                                                                --------------
 MARYLAND .4%
 Maryland State CDA, Department of Housing and Community Development,
    Infrastructure Financing, Series A, AMBAC Insured,
    6.625%, 6/01/12 ..............................................................               245,000               265,004
    Pre-Refunded, 6.625%, 6/01/12 ................................................             1,755,000             1,950,191
    Pre-Refunded, 6.70%, 6/01/22 .................................................               820,000               913,070
 Maryland State Health and Higher Educational Facilities Authority Revenue,
    University of Maryland Medical System,
    Refunding, FGIC Insured, 5.00%, 7/01/20 ......................................             3,000,000             2,976,480
    Series B, FGIC Insured, 7.00%, 7/01/22 .......................................               200,000               254,376
                                                                                                                --------------
                                                                                                                     6,359,121
                                                                                                                --------------

54
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 MASSACHUSETTS 7.2%
 Boston Water and Sewer Commission Revenue, Series A, FGIC Insured, Pre-Refunded,
    6.00%, 11/01/21 ................................................................................$ 3,700,000      $   3,947,456
 Central Berkshire Religious School District GO, Series B, FSA Insured, 5.125%, 3/01/18 ....          1,125,000          1,139,625
 Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue,
    Refunding, Series A,
  AMBAC Insured, 6.00%, 7/01/18 ............................................................          4,455,000          4,684,388
 Massachusetts State Health and Educational Facilities Authority Revenue,
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 ........................         10,000,000         10,797,000
    Beverly Hospital, Series E, MBIA Insured, Pre-Refunded, 7.70%, 7/01/20 .................          1,500,000          1,615,725
    Caregroup Issue, Refunding, Series A, MBIA Insured, 5.00%, 7/01/18 .....................          2,000,000          1,958,620
    Caregroup Issue, Refunding, Series A, MBIA Insured, 5.00%, 7/01/25 .....................          5,000,000          4,843,150
    Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 ....................          5,000,000          4,933,000
    Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 ..........................          3,000,000          2,937,930
    Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 ...................          1,000,000          1,009,260
    Massachusetts General Hospital, Series F, AMBAC Insured, 6.25%, 7/01/20 ................          9,220,000         10,110,375
    Massachusetts Medical Center, Series A, AMBAC Insured, Pre-Refunded, 7.10%, 7/01/21 ....          1,000,000          1,100,560
    McLean Hospital, Refunding, Series C, FGIC Insured, 6.625%, 7/01/15 ....................          1,085,000          1,187,229
    Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 .......................          8,500,000          9,345,070
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ....................         12,200,000         12,397,274
    Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 ..............................          8,000,000          7,921,440
    Stonehill College, Refunding, Series E, MBIA Insured, 6.60%, 7/01/20 ...................          2,000,000          2,191,500
    Youville Hospital, Refunding, Series B, MBIA Insured, 6.00%, 2/15/25 ...................          2,000,000          2,139,860
 Massachusetts State Industrial Finance Agency Revenue,
    Babson College, Series A, MBIA Insured, Pre-Refunded, 6.50%, 10/01/22 ..................          3,000,000          3,342,300
    Brandeis University, Series C, MBIA Insured, 6.80%, 10/01/19 ...........................          5,000,000          5,184,050
    Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15 ....          5,000,000          5,528,800
    Suffolk University, AMBAC Insured, 5.25%, 7/01/17 ......................................          3,000,000          3,052,440
 Massachusetts State Port Authority Revenue,
    Refunding, Series A, FGIC Insured, 6.00%, 7/01/23 ......................................          4,000,000          4,330,560
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/20 .....................          1,590,000          1,640,785
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/21 .....................          1,560,000          1,609,826
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/23 .....................          2,155,000          2,223,831
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/24 .....................          2,910,000          3,002,945
 Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, Sub. Lien,
    Refunding, Series B,
  MBIA Insured, 5.125%, 1/01/37 ............................................................          2,100,000          2,067,072
 Massachusetts State Water Resources Authority Revenue,
    Refunding, Series D, 5.00%, 8/01/24 ....................................................          5,000,000          4,880,300
    Series A, FGIC Insured, Pre-Refunded, 5.50%, 11/01/21 ..................................          3,000,000          3,326,880
 Monson GO, School District, Series 1990, MBIA Insured, Pre-Refunded, 7.70%, 10/15/10 ......          2,000,000          2,176,920
 Palmer GO, Series B, AMBAC Insured, Pre-Refunded, 7.70%, 10/01/10 .........................          2,300,000          2,499,801
                                                                                                                     -------------
                                                                                                                       129,125,972
                                                                                                                     -------------
 MICHIGAN 4.2%
 Chippewa Valley Schools GO, Refunding, AMBAC Insured, 5.00%, 5/01/27 ......................          1,000,000            976,310
 Detroit Sewage Disposal Revenue, MBIA Insured, 5.00%, 7/01/25 .............................          6,000,000          5,836,920
 Ecorse Public School District, FGIC Insured, 5.50%, 5/01/27 ...............................          7,250,000          7,500,488
 Jackson County Hospital Finance Authority Hospital Revenue, W.A. Foote Memorial Hospital,
    Series A, AMBAC Insured, 5.25%, 6/01/17 ................................................            750,000            765,435
 Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist Hospital,
    Refunding and Improvement, MBIA Insured, 5.875%, 5/15/26 ...............................          5,500,000          5,909,750
    Series A, MBIA Insured, Pre-Refunded, 6.375%, 5/15/17 ..................................          2,000,000          2,244,680
 Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System, Series A,
    MBIA Insured, Pre-Refunded, 5.625%, 1/15/26 ............................................         10,000,000         11,151,200
 Marquette City Hospital Finance Authority Revenue, Marquette General Hospital, Refunding,
    Series D, FSA Insured, 6.10%, 4/01/19 ..................................................          5,000,000          5,501,800
 Michigan State Hospital Finance Authority Revenue,
    Hospital Botsford Obligation, Refunding, Series A, MBIA Insured, 5.25%, 2/15/22 ........          2,000,000          2,024,880
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ............          6,725,000          6,605,362
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 .............         10,000,000          9,582,100
    St. John's Hospital and Medical Center, AMBAC Insured, 5.25%, 5/15/26 ..................          3,000,000          3,023,700
    St. John's Hospital, Refunding, Series A, AMBAC Insured, 6.00%, 5/15/13 ................          2,500,000          2,702,350

                                                                              55
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 MICHIGAN (CONT.)
 Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co.,
   Pollution Project, Refunding, FGIC Insured, 6.875%, 12/01/21 ...............................       $   200,000       $   217,120
   Series BB, AMBAC Insured, 7.00%, 5/01/21 ...................................................           250,000           316,110
Saginaw Valley State University Revenue, AMBAC Insured, 5.30%, 7/01/28 ........................         3,400,000         3,454,774
Yale Public Schools District GO, FSA Insured, 5.375%, 5/01/27 .................................         3,845,000         3,906,905
Zeeland Public Schools GO, Refunding, MBIA Insured, 5.25%, 5/01/24 ............................         3,180,000         3,200,717
                                                                                                                        -----------
                                                                                                                         74,920,601
                                                                                                                        -----------
MINNESOTA 2.0%
Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ...........         2,000,000         2,143,300
Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
   Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ......................         5,000,000         5,345,950
Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 ........         2,135,000         2,253,001
Northern Municipal Power Agency Electric System Revenue, Refunding, Series B,
   AMBAC Insured, 5.50%, 1/01/18 ..............................................................         2,100,000         2,174,886
Southern Minnesota Municipal Power Agency Power Supply System Revenue, Series A,
   AMBAC Insured, 5.75%, 1/01/18 ..............................................................         2,870,000         3,038,900
St. Louis Park Health Care Facilities Revenue, Health System of Minnesota Obligated Group,
   Refunding, Series A, AMBAC Insured, 5.20%, 7/01/16 .........................................         8,200,000         8,318,490
Washington County GO,
   Governmental Housing, Scandia II Project, Series B, FGIC Insured, 6.30%, 7/01/24 ...........         1,200,000         1,284,648
   Raymie Johnson Apartments, Refunding, Series C, FGIC Insured, 6.30%, 1/01/20 ...............         2,415,000         2,595,062
Western Minnesota Municipal Power Agency Power Supply Revenue, Series A, MBIA Insured,
   6.125%, 1/01/16 ............................................................................         8,350,000         8,405,444
                                                                                                                        -----------
                                                                                                                         35,559,681
                                                                                                                        -----------
MISSISSIPPI
Harrison County Wastewater Management District Revenue, Wastewater Treatment Facilities,
   Refunding, Series A, FGIC Insured, 8.50%, 2/01/13 ..........................................           200,000           283,330
                                                                                                                        -----------
MISSOURI .9%
Kansas City IDA, Mortgage Revenue, Presidential Gardens, Refunding,
   Series A, FNMA Insured, 5.55%, 8/01/25 .....................................................         1,000,000         1,033,020
Missouri State HDC, SFMR, Series B, GNMA Secured, 7.75%, 6/01/22 ..............................           910,000           947,838
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
   Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17 ............................         1,000,000         1,084,650
Richmond Heights COP, Capital Improvement Projects, Series A, MBIA Insured, 5.30%, 8/15/17 ....         2,000,000         2,045,480
St. Charles County Public Facilities Authority Leasehold Revenue, FGIC Insured,
   6.375%, 3/15/07 ............................................................................         2,850,000         3,079,254
St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 ..............................           295,000           301,186
St. Louis Municipal Finance Corp. Leasehold Revenue,
   City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 ....................         2,000,000         2,188,160
   Refunding and Improvement, FGIC Insured, Pre-Refunded, 6.25%, 2/15/12 ......................         2,025,000         2,281,203
St. Louis School District GO, Refunding, FGIC Insured, 6.00%, 4/01/12 .........................         2,950,000         3,166,412
                                                                                                                        -----------
                                                                                                                         16,127,203
                                                                                                                        -----------
MONTANA 1.2%
Forsyth County PCR, Puget Sound Power and Light Co. Project, AMBAC Insured, 6.80%, 3/01/22 ....         4,475,000         4,868,934
Forsyth PCR, Washington Water Co., Refunding, Series A, MBIA Insured, 7.125%, 12/01/13 ........         5,000,000         5,221,900
Helena Water Revenue, Series C, FGIC Insured, 6.65%, 11/01/12 .................................           750,000           823,500
Montana State Board Workers Compensation Investment Program, ETM, MBIA Insured, 6.875%,
   6/01/20.....................................................................................         8,500,000         9,134,440
Montana State University Revenue, Higher Education Facilities, Acquisition and Improvement,
   Series C, MBIA Insured, 6.00%, 11/15/14 ....................................................         1,000,000         1,001,480
                                                                                                                        -----------
                                                                                                                         21,050,254
                                                                                                                        -----------
NEBRASKA 1.4%
Cass County School District No. 001, Plattsmouth Community Schools, FGIC Insured, Pre-Refunded,
   6.35%, 12/01/19 ............................................................................         2,500,000         2,563,150
Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1,
   ETM, MBIA Insured, 6.70%, 6/01/22 ..........................................................         2,500,000         2,937,500
   Series A, MBIA Insured, 5.375%, 6/01/19 ....................................................         2,715,000         2,784,667
   Series B, MBIA Insured, 5.375%, 6/01/17 ....................................................         5,000,000         5,159,400
Lincoln Hospital Revenue, Lincoln General Hospital, Series A, FSA Insured, Pre-Refunded,
   6.20%, 12/01/14 ............................................................................         2,000,000         2,167,700

56
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
NEBRASKA (CONT.)
Municipal Energy Agency of Nebraska Power Supply System Revenue, Refunding,
    Series A, AMBAC Insured, 6.00%,
    4/01/15 ..................................................................................        $ 2,000,000        $ 2,162,620
    4/01/17 ..................................................................................          1,350,000          1,442,772
Nebraska Educational Finance Authority Revenue, Creighton University Project,
    AMBAC Insured, 5.95%, 1/01/11 ............................................................          1,000,000          1,092,350
Nebraska Investment Finance Authority Health Facilities Revenue, Children's
    Healthcare Services, AMBAC Insured, 5.50%, 8/15/27 .......................................          2,000,000          2,088,620
Nebraska Investment Finance Authority SFMR, Refunding,
    Series B, FGIC Insured, 8.00%, 7/15/17 ...................................................          2,200,000          2,245,320
    Series R1-A, FGIC Insured, 8.00%, 7/15/17 ................................................            135,000            135,296
                                                                                                                         -----------
                                                                                                                          24,779,395
                                                                                                                         -----------
NEVADA .4%
Carson City Hospital Revenue, Series B, AMBAC Insured, 5.40%, 3/01/17 ........................          1,000,000          1,025,050
 Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 ....................................            250,000            297,858
 Clark County School District, Series A, MBIA Insured, 7.00%, 6/01/10 ........................          4,000,000          4,926,360
 Sparks GO, AMBAC Insured, Pre-Refunded, 7.50%, 10/01/09 .....................................          1,695,000          1,772,139
                                                                                                                         -----------
                                                                                                                           8,021,407
                                                                                                                         -----------
NEW HAMPSHIRE 1.2%
New Hampshire Higher Education and Health Facilities Authority Revenue,
    Concord Hospital, Refunding, AMBAC Insured, 6.00%, 10/01/26 ..............................          4,300,000          4,687,301
    Mary Hitchcock Memorial Hospital, FGIC Insured, 5.75%, 8/15/23 ...........................         11,000,000         11,683,100
    University System, Refunding, MBIA Insured, 6.25%, 7/01/20 ...............................          4,000,000          4,333,280
                                                                                                                         -----------
                                                                                                                          20,703,681
                                                                                                                         -----------
NEW JERSEY 1.6%
Essex County Improvement Authority Lease, Jail and Youth House Projects,
    AMBAC Insured, Pre-Refunded, 7.00%, 12/01/24 .............................................          3,000,000          3,539,340
    Refunding, AMBAC Insured, 5.35%, 12/01/24 ................................................          4,000,000          4,088,040
 Essex County Improvement Authority Revenue, Garden State Cancer Center Project,
    AMBAC Insured, 6.00%, 12/01/20 ...........................................................          2,525,000          2,755,709
 Mantua Township School District COP, MBIA Insured, Pre-Refunded, 7.25%, 6/30/10 .............          1,700,000          1,821,108
 Middlesex County COP, MBIA Insured, 5.30%, 6/15/29 ..........................................          3,575,000          3,663,231
 Mount Laurel Township Municipal Utilities Authority System Revenue, Refunding,
    Series A, MBIA Insured, 6.00%, 7/01/15 ...................................................          2,000,000          2,142,840
 New Jersey Health Care Facilities Financing Authority Revenue,
    Community Medical Center, Series D, MBIA Insured, Pre-Refunded, 6.00%, 7/01/19 ...........          2,000,000          2,019,940
    Muhlenberg Regional Medical Center, Series B, AMBAC Insured, 8.00%, 7/01/18 ..............          3,000,000          3,062,490
 St. Barnabas Health, Refunding, Series B, MBIA Insured, 5.00%, 7/01/24 ......................          5,000,000          4,936,000
 New Jersey State Housing and Mortgage Finance Agency Revenue, Home Buyer, Series C,
    MBIA Insured, 7.375%, 10/01/17 ...........................................................            485,000            501,218
 New Jersey State Turnpike Authority Revenue, Refunding, Series C, AMBAC Insured,
    6.50%, 1/01/16 ...........................................................................            300,000            358,782
                                                                                                                         -----------
                                                                                                                          28,888,698
                                                                                                                         -----------
 NEW MEXICO .5%
 Farmington PCR, Public Service Co. of New Mexico, Refunding, Series A, AMBAC Insured,
    6.375%, 12/15/22 .........................................................................          5,000,000          5,439,750
 Gallup PCR, Plains Electric Generation, Refunding, MBIA Insured, 6.65%, 8/15/17 .............          2,000,000          2,106,420
 New Mexico Mortgage Finance Authority SFM Program, Series C, FGIC Insured, 8.625%,
    7/01/17 ..................................................................................            720,000            729,490
                                                                                                                         -----------
                                                                                                                           8,275,660
                                                                                                                         -----------
 NEW YORK 7.4%
 Central Square GO, Central School District, FGIC Insured, 6.50%, 6/15/10 ....................            900,000          1,071,909
 Dutchess County IDA, Civic Facilities Revenue, Bard College Project, AMBAC Insured,
    5.375%, 6/01/27 ..........................................................................          3,945,000          4,030,409
 New York City GO, Series C, Sub Series C-1, MBIA Insured, Pre-Refunded, 6.625%, 8/01/12 .....            105,000            116,321
 New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Series A, MBIA Insured, Pre-Refunded, 7.25%, 6/15/15 .....................................          2,000,000          2,128,400
 New York City Trust Cultural Resources Revenue, New York Botanical Garden,
    MBIA Insured, 5.80%, 7/01/26 .............................................................          2,000,000          2,138,640
    New York State Dormitory Authority Revenue,
    Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 .........................................          4,000,000          4,268,320
    City University, Series C, 7.00%, 7/01/14 ................................................          6,110,000          6,479,105
    City University, Series C, Pre-Refunded, 7.00%, 7/01/14 ..................................          2,545,000          2,716,660
    Mount Sinai School of Medicine, Refunding, MBIA Insured, 6.75%, 7/01/15 ..................          1,500,000          1,617,375
    Pace University, MBIA Insured, 5.70%, 7/01/22 ............................................          7,500,000          8,000,025

                                                                              57
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
NEW YORK (CONT.)
New York State Dormitory Authority Revenue, (cont.)
    Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ...................................      $  2,500,000      $  2,706,275
    Pooled Capital Program, FGIC Insured, 7.80%, 12/01/05 ......................................         1,230,000         1,256,666
    St. John's University, MBIA Insured, 5.70%, 7/01/26 ........................................        15,000,000        15,900,150
    Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 .....................................         4,000,000         4,093,480
New York State Energy Research and Development Authority Electric Facilities Revenue,
    Consolidated Edison Project, Series A, MBIA Insured, 6.75%, 1/15/27 ........................         5,000,000         5,276,250
New York State Energy Research and Development Authority PCR,
    Central Hudson Gas, Series A, FGIC Insured, 7.375%, 10/01/14 ...............................         2,000,000         2,102,440
    Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured, 6.625%, 10/01/13 ............         3,500,000         3,794,070
    Rochester Gas and Electric Project, Refunding, Series B, MBIA Insured, 6.50%, 5/15/32 ......         5,000,000         5,399,950
New York State Medical Care Facilities Finance Agency Revenue,
    North Shore University Hospital, Mortgage Project, Series A, MBIA Insured, Pre-Refunded,
    7.20%, 11/01/20 ............................................................................         3,000,000         3,244,260
    Presbyterian Hospital, FHA Mortgage, Series A, MBIA Insured, 5.375%, 2/15/25 ...............         3,055,000         3,143,137
New York State Tollway Authority General Revenue,
    Series B, MBIA Insured, 5.00%, 1/01/20 .....................................................         6,635,000         6,592,072
    Series C, FGIC Insured, Pre-Refunded, 6.00%, 1/01/25 .......................................         7,815,000         8,787,499
Niagara Frontier Transportation Authority Airport Revenue, Greater Buffalo
    International Airport, Series A, AMBAC Insured, 6.25%, 4/01/24 .............................         9,000,000         9,765,450
Port Authority of New York and New Jersey Revenue, Consolidated,
    102nd Series, MBIA Insured, 5.625%, 10/15/17 ...............................................         5,000,000         5,197,550
    102nd Series, MBIA Insured, 5.875%, 10/15/27 ...............................................        10,000,000        10,624,800
    109th Series, FGIC Insured, 5.375%, 7/15/22 ................................................        10,000,000        10,312,200
Upper Mohawk Valley Regional Water Finance Authority Water System Revenue, Refunding,
    Series A, FSA Insured, 5.125%, 10/01/26 ....................................................         1,495,000         1,499,171
                                                                                                                        ------------
                                                                                                                         132,262,584
                                                                                                                        ------------
NORTH CAROLINA 1.7%
Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 ...................................         1,000,000         1,070,590
New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project,
    AMBAC Insured, 5.75%, 10/01/26 .............................................................         1,150,000         1,225,774
MBIA Insured, 5.00%, 10/01/28 ..................................................................         7,000,000         6,820,380
North Carolina Medical Care Commission Health Care Facilities Revenue,
    Novant Health Project, Series B, 5.00%, 10/01/28 ...........................................        11,300,000        10,943,485
North Carolina Medical Care Commission Hospital Revenue,
    Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 ......................................         5,000,000         4,923,200
    Wyne Memorial Hospital Project, Refunding, AMBAC Insured, 5.00%, 10/01/21 ..................         5,000,000         4,880,800
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
    ETM, MBIA Insured, 6.50%, 1/01/10 ..........................................................            20,000            23,131
    MBIA Insured, 6.50%, 1/01/10 ...............................................................            80,000            83,095
                                                                                                                        ------------
                                                                                                                          29,970,455
                                                                                                                        ------------
NORTH DAKOTA .4%
Grand Forks Health Care System Revenue, Altru Health System Obligation Group, MBIA Insured,
    5.625%, 8/15/27 ............................................................................         5,500,000         5,809,100
North Dakota State Building Authority Lease Revenue, Department of Corrections and
    Rehabilitation, Series B, AMBAC Insured, Pre-Refunded, 7.40%, 6/01/10 ......................           150,000           157,521
North Dakota State Building Authority Revenue, Refunding, Series A, AMBAC Insured,
    6.75%, 6/01/11 .............................................................................           300,000           321,519
                                                                                                                        ------------
                                                                                                                           6,288,140
                                                                                                                        ------------
OHIO 3.8%
Clermont County Building and Road Improvement, Refunding, AMBAC Insured, 5.60%, 9/01/14 ........         2,000,000         2,107,740
Cleveland Airport Systems Revenue, Series A, FSA Insured, 5.125%, 1/01/27 ......................         6,000,000         5,916,360
Cleveland Waterworks Revenue,
    Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/23 ...........................         2,750,000         2,727,120
    Series F, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/11 ......................................         1,625,000         1,779,911
Elyria GO, FGIC Insured, 5.40%, 12/01/17 .......................................................         2,400,000         2,465,424
Hamilton County Sales Tax, Hamilton County Football, Project B, MBIA Insured,
    5.00%, 12/01/27 ............................................................................         3,250,000         3,186,593
Hamilton Wastewater System Revenue, Series A, FSA Insured, 5.15%, 10/15/17 .....................         3,015,000         3,064,175
Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 ..................         1,750,000         1,866,515

58
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                           PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                        AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

OHIO (CONT.)
Montgomery County Hospital Facilities Revenue, Kettering Medical Center Facilities,
    MBIA Insured, Pre-Refunded, 7.50%, 4/01/14 .........................................................  $12,720,000    $13,017,775
Ohio HFA, SFMR, Series D, GNMA Secured, 7.05%, 9/01/16 .................................................    3,105,000      3,257,362
Ohio Municipal Electric Generation Agency Joint Venture 5, Certificates of Beneficial
    Interest, AMBAC Insured, 5.375%, 2/15/24 ...........................................................    5,500,000      5,624,740
Ohio State Turnpike Commission Turnpike Revenue, Series A, MBIA Insured, Pre-Refunded, 5.50%, 2/15/26 ..   15,900,000     17,575,860
University of Cincinnati COP, University Center Project, MBIA Insured, 5.125%, 6/01/24 .................    2,950,000      2,962,567
West Holmes Local School District GO, MBIA Insured, 5.375%, 12/01/17 ...................................    3,100,000      3,189,559
                                                                                                                         -----------
                                                                                                                          68,741,701
                                                                                                                         -----------
OKLAHOMA .7%
Grady County HFA, SFMR, Refunding, Series A, FGIC Insured, 6.70%, 1/01/12 ..............................      595,000        630,611
McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 ......................................      300,000        344,223
Moore Public Works Authority Revenue, Refunding, AMBAC Insured, 7.60%,
    7/01/06 ............................................................................................    5,000,000      5,164,050
Muskogee County, HFAR, SFMR, Refunding, Series A,
    FGIC Insured, 7.60%, 12/01/10 ......................................................................      420,000        435,124
Oklahoma State Turnpike Authority Turnpike Revenue, First Senior, Series A, AMBAC Insured, 6.00%,
    1/01/12 ............................................................................................    2,000,000      2,144,120
 Pottawatomie County Development Authority Water Revenue, North Deer Creek Reservoir Project,
    AMBAC Insured, Pre-Refunded, 7.375%, 7/01/26 .......................................................      250,000        268,070
Tulsa County Home Finance Authority Mortgage Revenue, Series D, GNMA Secured, 6.95%, 12/01/22 ..........      250,000        263,123
 Tulsa Industrial Authority Revenue, Holland Hall School Project, FSA Insured, 6.75%, 12/01/14 .........    3,270,000      3,706,970
                                                                                                                         -----------
                                                                                                                          12,956,291
                                                                                                                         -----------
OREGON 1.9%
Chemeketa Community College District, FGIC Insured, Pre-Refunded, 5.95%, 6/01/16 .......................    3,000,000      3,374,610
 Clackamas Community College District, MBIA Insured, Pre-Refunded, 5.80%, 6/01/26 ......................    2,500,000      2,788,750
 Deschutes and Jefferson Counties School District No. 2-J, Redmond, MBIA Insured, 5.60%, 6/01/09 .......    1,500,000      1,568,895
 Josephine County School District No. 7, FGIC Insured, 5.70%, 6/01/13 ..................................    5,000,000      5,373,450
 Medford Hospital Facilities Authority Revenue, Asante Health System, Series A, MBIA Insured,
    5.00%, 8/15/24 .....................................................................................    3,655,000      3,592,902
 Northern Wasco County Peoples Utilities District Electric Revenue, FGIC Insured, 5.625%, 12/01/22 .....    1,000,000      1,056,070
 Ontario Catholic Health Revenue, Holy Rosary Medical Center, MBIA Insured, 5.50%, 11/15/12 ............      700,000        749,364
 Oregon Health Sciences University Revenue, Series B, MBIA Insured, 5.25%, 7/01/15 .....................    1,500,000      1,554,735
 Oregon State Department of Administrative Services COP, Series A,
    AMBAC Insured, 5.80%, 5/01/24 ......................................................................    5,000,000      5,417,250
    MBIA Insured, 5.70%, 5/01/17 .......................................................................    1,000,000      1,069,830
 Port of Portland International Airport Revenue, Portland International Airport, Series 11,
    FGIC Insured, 5.625%, 7/01/26 ......................................................................    1,000,000      1,051,390
 Washington County Unified Sewer Agency Revenue,
    senior lien, FGIC Insured, 5.50%, 10/01/16 .........................................................    1,845,000      1,945,054
    senior lien, Series A, AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 ...............................    1,000,000      1,118,500
 Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of
    St. Joseph of Peace Health and Hospital Services, Refunding, MBIA Insured, 5.875%, 8/01/12 .........    3,000,000      3,296,430
                                                                                                                         -----------
                                                                                                                          33,957,230
                                                                                                                         -----------
PENNSYLVANIA 1.6%
Beaver County GO, Series A, MBIA Insured, Pre-Refunded, 5.90%, 10/01/26 ................................    2,000,000      2,246,240
 Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital, Refunding,
    Series B, 6.375%, 7/01/18 ..........................................................................    5,000,000      5,511,650
 Lehigh County General Purpose Authority Revenue, Hospital Healtheast Inc., Refunding, Series A,
    MBIA Insured, 7.00%, 7/01/15 .......................................................................      100,000        105,625
 Montgomery County IDAR, PCR, Philadelphia Electric Co., Series B, MBIA Insured, 6.70%, 12/01/21 .......    8,000,000      8,642,400
 Pennsylvania Convention Center Authority Revenue, ETM, Series A, FGIC Insured, 6.00%, 9/01/19 .........      500,000        567,820
 Pennsylvania State Pooled Finance Authority Lease Revenue, Capital Improvement, Series B, MBIA Insured,
  Pre-Refunded, 8.00%, 11/01/09 ........................................................................    2,740,000      2,759,235
 Pennsylvania State Turnpike Oil Commission Franchise Tax Revenue, Refunding, Series P,
    AMBAC Insured, 6.00%, 12/01/17 .....................................................................      500,000        536,335
 Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured, 6.10%, 6/15/25 ....    4,000,000      4,329,160
 Philadelphia Water and Wastewater Revenue, Refunding, FSA Insured, 5.50%, 6/15/15 .....................    1,000,000      1,038,050
 Pittsburgh Water and Sewer System Authority Revenue, ETM, Refunding, FGIC Insured, 7.25%, 9/01/14 .....       90,000        110,444
 Quaker Valley School District, FGIC Insured, Pre-Refunded, 5.70%, 1/15/19 .............................    2,000,000      2,187,060
                                                                                                                         -----------
                                                                                                                          28,034,019
                                                                                                                         -----------


                                                                              59
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                          PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                       AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

RHODE ISLAND 1.3%
 Kent County Water Authority General Revenue, Series A, MBIA Insured, 6.35%, 7/15/14 ...............     $ 2,100,000     $ 2,347,317
 Providence GO, Series A, FSA Insured, 5.70%, 7/15/19 ..............................................       3,000,000       3,182,940
 Rhode Island Clean Water Financing Agency Revenue, Cranston Wastewater Treatment System,
   MBIA Insured, 5.80%, 9/01/22 ....................................................................      10,000,000      10,731,600
 Rhode Island Port Authority and EDC Revenue, Shepard Building Project, Series B, AMBAC
   Insured, Pre-Refunded, 6.75%, 6/01/25 ...........................................................       2,000,000       2,305,660
 Rhode Island State GO, Series A, FGIC Insured, 6.25%, 6/15/07 .....................................         175,000         190,176
 Rhode Island State Health and Educational Building Corp. Revenue,
   Higher Educational Facilities, Roger Williams Facility, Connie Lee Insured,
   Pre-Refunded, 7.25%, 11/15/24 ...................................................................       2,000,000       2,377,080
    Hospital Financing Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 .....................       1,750,000       1,890,035
                                                                                                                         -----------
                                                                                                                          23,024,808
                                                                                                                         -----------
SOUTH CAROLINA .4%
 Charleston Waterworks and Sewer Revenue, Refunding and Improvement, AMBAC Insured,
   6.00%, 1/01/16 ..................................................................................         250,000         265,963
 Edgefield County School District, ETM, Refunding, FSA Insured, 8.50%, 2/01/01 .....................         250,000         273,388
 Lexington Water and Sewer Revenue, FSA Insured, 5.45%, 4/01/19 ....................................       2,320,000       2,409,204
 Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured, 6.25%, 1/01/21 .........         200,000         232,674
 Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program,
   ETM, Series A, FSA Insured, 7.125%, 7/01/17 .....................................................       3,000,000       3,618,780
 Spartanburg Sanitation Sewer District Sewer System Revenue, Implementation, MBIA Insured,
   5.50%, 6/01/27 ..................................................................................         500,000         517,910
                                                                                                                         -----------
                                                                                                                           7,317,919
                                                                                                                         -----------
SOUTH DAKOTA 1.0%
 Brookings COP, AMBAC Insured, 5.10%, 12/01/18 .....................................................       5,000,000       4,968,850
 Grant County PCR, Refunding, MBIA Insured, 5.90%, 6/01/23 .........................................       4,800,000       5,074,848
 Lawrence County COP, Courthouse, FSA Insured, Pre-Refunded, 7.65%, 7/01/10 ........................       2,000,000       2,151,640
 Sioux Falls Medical Clinic Revenue, AMBAC Insured, 8.00%, 9/01/08 .................................       2,095,000       2,138,618
 South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 ................................       2,720,000       3,330,858
 South Dakota State University Revenue, Housing and Auxiliary Facilities, Refunding,
   Series A, MBIA Insured, 5.50%, 4/01/17 ..........................................................          20,000          20,560
                                                                                                                         -----------
                                                                                                                          17,685,374
                                                                                                                         -----------
TENNESSEE 1.1%
 Greater Tennessee Housing Assistance Revenue, Section 8, Refunding, Series A, MBIA
   Insured, 6.00%, 7/01/24 .........................................................................       1,420,000       1,468,947
 Johnson City Health and Educational Revenue, Medical Center Hospital, Refunding and
   Improvement, MBIA Insured,
    5.125%, 7/01/25 ................................................................................       5,000,000       4,897,050
    5.25%, 7/01/28 .................................................................................       8,500,000       8,461,495
 Johnson County PBA Revenue, Public Facilities, MBIA Insured, 5.125%, 9/01/20 ......................       1,665,000       1,678,070
 Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 7/01/15 ..........         200,000         215,222
 Trenton Special School District, AMBAC Insured, 5.75%, 11/01/20 ...................................       3,000,000       3,369,030
                                                                                                                         -----------
                                                                                                                          20,089,814
                                                                                                                         -----------
TEXAS 8.3%
 Austin Combined Utility System Revenue,
    BIG Insured, Pre-Refunded, 8.625%, 11/15/17 ....................................................       1,000,000       1,150,520
    Series A, BIG Insured, Pre-Refunded, 8.00%, 11/15/16 ...........................................       3,000,000       3,289,920
 Austin Utility System Revenue,
    FGIC Insured, 6.00%, 5/15/15 ...................................................................          35,000          36,164
    Refunding, FGIC Insured, 6.00%, 5/15/15 ........................................................          15,000          15,324
 Bell County Health Facilities Development Corporate Revenue, Hospital Cook Children's
  Medical, Refunding, FSA Insured, 5.30%, 12/01/23 .................................................       5,000,000       5,065,050
 Bexar County HFC Revenue, Series A, GNMA Secured, 8.20%, 4/01/22 ..................................       2,780,000       2,867,209
 Brazos River Authority Revenue, Houston Light and Power Co.. Project, Refunding, Series A,
   AMBAC Insured, 6.70%, 3/01/17 ...................................................................       2,000,000       2,172,860
 Coastal Bend Health Facilities Development Corp., Series B, AMBAC Insured, 6.30%, 1/01/17 .........      12,230,000      13,255,608
 Dallas HFC, SFMR, GNMA Secured, 7.85%, 12/01/10 ...................................................         675,000         706,394
 East Texas HFC, SFMR, Series 1990, GNMA Secured, 7.85%, 12/01/10 ..................................         540,000         566,514
 Faulkey Gully MUD, GO, AMBAC Insured, 6.625%, 3/01/07 .............................................       1,520,000       1,646,637
 Fort Bend County Levee ID No. 011, AMBAC Insured, 6.00%,
    9/01/21 ........................................................................................       1,395,000       1,530,622
    9/01/22 ........................................................................................       1,495,000       1,640,344
    9/01/23 ........................................................................................       1,610,000       1,765,574


60
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                          PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                       AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

TEXAS (CONT.)
Grand Prairie Health Facilities Development Corp., Dallas/Fort Worth Medical Center
  Project, Refunding, AMBAC Insured, 6.875%, 11/01/10 ..............................................    $  2,700,000    $  2,834,163
Harris County Hospital District Mortgage Revenue, Refunding, AMBAC Insured, 7.40%, 2/15/10 .........       2,350,000       2,858,846
Harris County Toll Road,
   senior lien, Series A, AMBAC Insured, 6.50%, 8/15/17 ............................................       1,580,000       1,732,565
   senior lien, Series B, AMBAC Insured, 6.625%, 8/15/17 ...........................................         240,000         243,636
   Series A, FGIC Insured, 6.50%, 8/15/11 ..........................................................          35,000          38,119
Houston Airport System Revenue, sub. lien, Series A, FGIC Insured, 6.75%, 7/01/21 ..................       2,500,000       2,681,125
Houston Water and Sewer System Revenue,
   junior lien, Refunding, Series C, AMBAC Insured, 6.375%, 12/01/17 ...............................         935,000       1,005,574
   junior lien, Refunding, Series C, MBIA Insured, 5.75%, 12/01/15 .................................         500,000         533,320
   Series A, MBIA Insured, 6.375%, 12/01/22 ........................................................       1,840,000       2,019,455
   Series A, MBIA Insured, Pre-Refunded, 6.375%, 12/01/22 ..........................................       4,540,000       5,056,788
Lubbock HFC, SFMR, Mortgage Extension Program, Refunding, Series B, 8.875%, 12/01/12 ...............         665,000         666,230
Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project,
   AMBAC Insured, 7.50%, 12/15/14 ..................................................................         200,000         212,082
   Refunding, Series E, MBIA Insured, 6.10%, 7/01/28 ...............................................      12,850,000      13,442,000
Matagorda County Navigation District No. 1 Revenue,
   Houston Industries Inc. Project, Refunding, Series A, MBIA Insured, 5.25%, 11/01/29 .............       3,185,000       3,193,026
   Houston Industries Inc. Project, Refunding, Series B, MBIA Insured, 5.15%, 11/01/29 .............       2,750,000       2,741,393
   Houston Light and Power Co., Refunding, Series C, FGIC Insured, 7.125%, 7/01/19 .................       2,000,000       2,063,160
   Houston Light and Power Co., Refunding, Series E, FGIC Insured, 7.20%, 12/01/18 .................         100,000         104,614
Palo Duro River Authority, Refunding, FSA Insured, 6.375%, 8/01/08 .................................       6,000,000       6,066,480
Portland Community Center Complex Development Corp. Sales Tax Revenue, Refunding, AMBAC
  Insured, 5.45%, 2/15/25 ..........................................................................       1,450,000       1,485,018
Sabine River Authority PCR, Texas Utilities Electric Co. Project, Collateralized, Refunding,
  FGIC Insured, 6.55%, 10/01/22 ....................................................................       3,250,000       3,537,853
San Antonio Water Revenue,
   Refunding and Improvement, MBIA Insured, 5.60%, 5/15/21 .........................................       3,250,000       3,404,343
   senior lien, MBIA Insured, 6.50%, 5/15/10 .......................................................       2,920,000       3,166,360
San Marcos Waterworks and Sewer Systems Revenue, Series 1998, FSA Insured,
   5.125%, 8/15/20 .................................................................................       2,870,000       2,870,890
San Patricio County COP, MBIA Insured, Pre-Refunded, 6.60%, 4/01/07 ................................       2,500,000       2,716,575
Smithville HDC, Mortgage Revenue, Smithville Retirement, Refunding, Series A, MBIA Insured,
   6.40%, 1/01/22 ..................................................................................       1,055,000       1,124,187
Southeast HDC Mortgage Revenue, Stonegate Retirement, MBIA Insured, 6.40%, 1/01/24 .................       1,170,000       1,258,405
Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris
  Methodist Health, ETM, MBIA Insured, 6.00%, 9/01/24 ..............................................       3,250,000       3,527,778
Tarrant County Health Facilities Development Corp. Hospital Revenue, Fort Worth Osteopathic
  Hospital, MBIA Insured, 5.125%, 5/15/21 ..........................................................       2,905,000       2,883,852
Texas Health Facilities Development Corp. Hospital Revenue, All Saints Episcopal Hospitals,
  Refunding, Series B, MBIA Insured,
   6.25%, 8/15/22 ..................................................................................       2,500,000       2,724,075
   6.375%, 8/15/23 .................................................................................       4,885,000       5,347,268
Texas State Turnpike Authority Revenue, Dallas North Tollway, Refunding, AMBAC Insured,
  5.00%, 1/01/20 ...................................................................................       7,250,000       7,129,723
Texas Water Resources Finance Authority Revenue, AMBAC Insured, 7.50%, 8/15/13 .....................       5,185,000       5,279,626
Travis County HFC, SFMR, GNMA Secured, 8.20%, 4/01/22 ..............................................       2,435,000       2,510,022
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center Project,
   Series B, FSA Insured, 5.50%, 11/01/17 ..........................................................       1,000,000       1,051,840
   Series C, FSA Insured, 5.60%, 11/01/27 ..........................................................       1,430,000       1,503,759
   Series D, FSA Insured, 5.375%, 11/01/27 .........................................................      14,500,000      14,404,445
                                                                                                                        ------------
                                                                                                                         149,127,335
                                                                                                                        ------------
US TERRITORIES .1%
   District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 ......................         740,000         747,400
                                                                                                                        ------------
UTAH 1.3%
Intermountain Power Agency Power Supply Revenue, Refunding,
   Series A, AMBAC Insured, 5.50%, 7/01/20 .........................................................       4,680,000       4,810,338
   Series B, MBIA Insured, 5.75%, 7/01/19 ..........................................................       3,250,000       3,548,058
Provo Electric System Revenue, ETM, Refunding, Series A, AMBAC Insured, 10.375%, 9/15/15 ...........          40,000          58,632
Utah County Hospital Revenue, IHC Health Services Inc., MBIA Insured, 5.25%,
   8/15/21 .........................................................................................       5,000,000       5,044,350
   8/15/26 .........................................................................................       5,000,000       5,033,150


                                                                              61
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                        AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)


UTAH (CONT.)
 Utah State Board of Regents Student Loan Revenue, Series H, AMBAC Insured, 6.70%, 11/01/15 ..........    $ 1,080,000    $ 1,162,814
 White City Water Implementation District GO, Refunding, AMBAC Insured, 5.30%, 2/01/25 ...............      3,435,000      3,476,873
                                                                                                                         -----------
                                                                                                                          23,134,215
                                                                                                                         -----------
VERMONT .7%
 Swanton Village Electric System Revenue, Refunding, MBIA Insured, 5.75%, 12/01/19 ...................      1,740,000      1,884,959
 Vermont COP, MBIA Insured, Pre-Refunded, 7.25%, 6/15/11 .............................................      2,205,000      2,357,145
 Vermont HFA, Home Mortgage Purchase, Series B, MBIA Insured, 7.60%, 12/01/24 ........................      6,630,000      6,630,000
 Vermont Municipal Bond Bank, Series 2, FSA Insured, 6.25%, 12/01/19 .................................      1,000,000      1,073,300
                                                                                                                         -----------
                                                                                                                          11,945,404
                                                                                                                         -----------
VIRGINIA 1.5%
 Chesapeake Bay Bridge and Tunnel Commission District Revenue, General Resolution, Refunding,
    MBIA Insured, 5.75%, 7/01/25 .....................................................................      9,850,000     10,363,284
 Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured, 6.00%,
    6/01/12 ..........................................................................................      5,000,000      5,482,350
 Danville IDA, Hospital Revenue, Danville Regional Medical Center, FGIC Insured, Pre-Refunded,
    6.50%, 10/01/24 ..................................................................................      1,000,000      1,142,630
 Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A, MBIA Insured, 5.00%,
    7/01/28 ..........................................................................................      3,405,000      3,337,990
 Spotsylvania County Water and Sewer System Revenue GO, MBIA Insured, 5.40%, 6/01/27 .................      3,850,000      3,965,731
 Winchester IDA, Educational Facilities Revenue, First Mortgage, Shenandoah University Project,
   MBIA Insured,
    5.00%, 10/01/18 ..................................................................................      1,000,000        992,560
    5.25%, 10/01/28 ..................................................................................      2,420,000      2,451,339
                                                                                                                         -----------
                                                                                                                          27,735,884
                                                                                                                         -----------
WASHINGTON 5.1%
 Bellingham Housing Authority Revenue, Cascade Meadows Project, Refunding, MBIA Insured, 5.20%,
    11/01/27 .........................................................................................      4,000,000      4,014,800
 Douglas County PUD No. 1 Electric Systems Revenue, MBIA Insured, 6.00%, 1/01/15 .....................        900,000        988,686
 Everett COP, Series A, AMBAC Insured, Pre-Refunded, 7.25%, 4/01/09 ..................................        850,000        915,085
 Grant County PUD No. 2, Wanapum Hydroelectric Revenue, Second Series, Series B, AMBAC Insured,
    6.75%, 1/01/23 ...................................................................................      2,000,000      2,152,800
 King County Public Hospital District No. 001 Hospital Facilities Revenue, Valley Medical Center,
    King County Sewer, MBIA Insured, 6.125%, 1/01/33 .................................................      3,000,000      3,234,270
 Kitsap County School District No. 100-C, MBIA Insured, Pre-Refunded, 6.60%, 12/01/08 ................      1,015,000      1,102,534
 Klickitat County PUD No. 001 Electric Revenue, FGIC Insured,
    5.65%, 10/01/15 ..................................................................................      1,000,000      1,061,900
    5.75%, 10/01/27 ..................................................................................      1,000,000      1,066,150
 Mason County GO, School District No. 402, Pioneer, MBIA Insured, Pre-Refunded, 6.60%, 12/01/11 ......      1,040,000
                                                                                                                           1,186,058
 Pierce County GO, School District No. 003 Puyallup, FGIC Insured, 5.70%, 12/01/15 ...................      1,000,000      1,062,840
 Port of Longview GO, MBIA Insured, 6.00%, 11/01/15 ..................................................      2,000,000      2,191,100
 Seatac Storm Water Revenue, MBIA Insured, 6.50%, 12/01/13 ...........................................      2,890,000      3,219,142
 Seattle Municipality Metropolitan Sewer Revenue, Series W, MBIA Insured, Pre-Refunded, 6.30%,
    1/01/33 ..........................................................................................     11,000,000     12,202,520
 Seattle Water System Revenue, FGIC Insured, 5.625%, 8/01/26 .........................................      2,000,000      2,132,180
 Snohomish County PUD No. 1 Electric Revenue, Generation System, ETM, FGIC Insured, 6.65%,
    1/01/16 ..........................................................................................      4,250,000      4,617,923
 Spokane Public Facilities District Hotel Motel and Sales Use Tax Revenue, Multi-Purpose Arena
    Project, AMBAC Insured, 6.50%, 1/01/18 ...........................................................      5,000,000      5,364,350
 Tacoma Electric System Revenue, Refunding,
    AMBAC Insured, 6.25%, 1/01/11 ....................................................................        500,000        536,615
    FGIC Insured, 6.25%, 1/01/15 .....................................................................      6,190,000      6,766,103
 Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 .................................................      3,400,000      3,541,406
 Thurston and Pierce Counties Community Schools, Series B, AMBAC Insured, 6.65%, 12/01/09 ............      1,305,000      1,464,458
 Washington State Health Care Facilities Authority Revenue, Swedish Health Services, Refunding,
    AMBAC Insured, 5.50%, 11/15/28 ...................................................................     15,370,000     15,837,094
 Washington State Housing Finance Commission MFMR, Series A, GNMA Secured, 7.70%, 7/01/32 ............      2,850,000      2,939,205
 Washington State Public Power Supply System Revenue, Nuclear Project No. 1,
    Refunding, Series A, MBIA Insured, 6.25%, 7/01/17 ................................................        420,000        450,912
    Series C, FGIC Insured, Pre-Refunded, 7.75%, 7/01/08 .............................................      2,500,000      2,692,775
 Washington State University Revenues, Housing and Dining System, Refunding, MBIA Insured, 6.40%,
    10/01/24 .........................................................................................      6,130,000      6,794,431
 Western Washington University Revenue, Housing and Dining System,
    MBIA Insured, 6.375%, 10/01/22 ...................................................................         80,000         86,106
    Refunding, 6.375%, 10/01/21 ......................................................................        770,000        808,369
    Refunding, MBIA Insured, 6.70%, 10/01/11 .........................................................        235,000        249,852


62
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

WASHINGTON (CONT.)
 Whatcom County School District No. 501, GO, Bellingham, FGIC Insured, 6.125%, 12/01/13 ..........   $    2,000,000   $    2,237,820
 Yakima-Tieton Irrigation District Revenue, Refunding, FSA Insured, 6.20%, 6/01/19 ...............          350,000          379,656
                                                                                                                      --------------
                                                                                                                          91,297,140
                                                                                                                      --------------
WEST VIRGINIA 1.5%
 Harrison County Community Solid Waste Disposal Revenue, Potomac Edison Co., Series C, AMBAC
    Insured, 6.75%, 8/01/24 ......................................................................       11,560,000       12,877,493
 Monongalia County Building Community Hospital Revenue, Monongalia General Hospital,
    Refunding, Series B, MBIA Insured, 6.50%, 7/01/17 ............................................        1,000,000        1,066,190
 West Virginia State GO, Series A, FGIC Insured, 5.00%, 11/01/21 .................................        5,000,000        4,867,450
 West Virginia State University Revenue, Refunding, AMBAC Insured, 6.00%, 4/01/12 ................        2,250,000        2,443,545
 West Virginia State Water Development Authority Revenue,
    Loan Program II, Series B, FSA Insured, Pre-Refunded, 7.50%, 11/01/29 ........................        3,000,000        3,147,390
    Loan Program, Refunding, Series A, FSA Insured, 7.00%, 11/01/25 ..............................        2,750,000        2,980,093
                                                                                                                      --------------
                                                                                                                          27,382,161
                                                                                                                      --------------
WISCONSIN 1.6%
 Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E,
    FGIC Insured, 6.90%, 8/01/21 .................................................................        3,000,000        3,772,350
 Wisconsin State Health and Educational Facilities Authority Revenue,
    Aurora Health Care Inc., Refunding, MBIA Insured, 5.25%, 8/15/27 .............................       20,275,000       20,404,152
    SSM Health Care, Refunding, Series AA, MBIA Insured, 6.25%, 6/01/20 ..........................          500,000          532,720
 Wisconsin State Health and Educational Revenue,
    Community Provider Program, Series A, FSA Insured, 7.50%, 1/15/04 ............................        1,965,000        2,031,869
    Series A, FSA Insured, 7.50%, 1/15/09 ........................................................        2,000,000        2,066,020
                                                                                                                      --------------
                                                                                                                          28,807,111
                                                                                                                      --------------
WYOMING 1.3%
 Gillette Health Facilities Revenue, Lutheran Hospital and Home Society, Refunding, MBIA
    Insured, 5.90%, 1/01/16 ......................................................................          500,000          532,760
 Natrona County Hospital Revenue, Wyoming Medical Center Projects, Refunding, AMBAC Insured,
    6.00%, 9/15/24 ...............................................................................        9,885,000       10,699,623
 University of Wyoming Revenues, Facilities, MBIA Insured, 7.10%, 6/01/10 ........................        2,245,000        2,335,631
 Wyoming CDA, SFMR, Series A, AMBAC Insured, 6.00%, 6/01/23 ......................................        6,750,000        6,997,793
 Wyoming Municipal Power Agency Power Supply System Revenue, Refunding, Series A, MBIA
    Insured, 6.125%, 1/01/16 .....................................................................        2,000,000        2,154,040
                                                                                                                      --------------
                                                                                                                          22,719,847
                                                                                                                      --------------
 TOTAL LONG TERM INVESTMENTS (COST $1,662,859,661) ...............................................                     1,773,752,781
                                                                                                                      --------------
(a)SHORT TERM INVESTMENTS .5%
 Arkansas State Development Finance Authority Higher Education, Capital Asset, Series A, FGIC
    Insured, Weekly VRDN and Put, 3.00%, 12/01/15 ................................................          100,000          100,000
 Connecticut State Special Tax Obligation Revenue, Weekly VRDN and Put, 2.40%, 12/01/10 ..........          500,000          500,000
 Emmaus General Authority Revenue, FSA Insured, Weekly VRDN and Put, 3.00%, 12/01/28 .............          500,000          500,000
 Irvine Ranch Water District COP, Capital Improvement Project, Daily VRDN and Put, 2.85%, 8/01/16         2,600,000        2,600,000
 Maricopa County PCC, PCR, Arizona Public Service Co., Refunding, Series D, Daily VRDN and Put,
    3.05%, 5/01/29 ...............................................................................        2,250,000        2,250,000
 Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co., Reserve 1,
    Refunding, Daily VRDN and Put, 2.95%, 9/01/30 ................................................        1,600,000        1,600,000
 New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series C, FGIC
    Insured, Daily VRDN and Put, 3.00%, 6/15/23 ..................................................        1,400,000        1,400,000
                                                                                                                      --------------
 TOTAL SHORT TERM INVESTMENTS (COST $8,950,000) ..................................................                         8,950,000
                                                                                                                      --------------
 TOTAL INVESTMENTS (COST $1,671,809,661) 99.5% ...................................................                     1,782,702,781
 OTHER ASSETS, LESS LIABILITIES .5% ..............................................................                         9,477,293
                                                                                                                      --------------
 NET ASSETS 100.0% ...............................................................................                    $1,792,180,074
                                                                                                                      ==============

See glossary of terms on page 89.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.


63
FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

                                                                          YEAR ENDED FEBRUARY 28,
                                                ---------------------------------------------------------------------------
CLASS A                                             1999            1998           1997            1996(1)         1995
                                                -----------     -----------    -----------        ---------     -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........     $     11.75     $     11.54    $     11.65        $   11.34     $     11.81
                                                -----------     -----------    -----------        ---------     -----------

Income from investment operations:
 Net investment income ....................             .59             .61            .63              .66             .66
 Net realized and unrealized gains (losses)             .03             .35           (.10)             .31            (.47)
                                                -----------     -----------    -----------        ---------     -----------
Total from investment operations ..........             .62             .96            .53              .97             .19
                                                -----------     -----------    -----------        ---------     -----------
Less distributions from:
 Net investment income ....................            (.59)           (.61)          (.64)(2)         (.66)           (.66)
 In excess of net investment income .......            --              (.01)           --               --              --
 Net realized gains .......................            (.07)           (.13)           --               --              --
                                                -----------     -----------    -----------        ---------     -----------
Total distributions .......................            (.66)           (.75)          (.64)            (.66)           (.66)
                                                -----------     -----------    -----------        ---------     -----------
Net asset value, end of year ..............     $     11.71     $     11.75    $     11.54        $   11.65     $     11.34
                                                ===========     ===========    ===========        =========     ===========
Total return* .............................            5.36%           8.50%          4.75%            8.80%           1.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........     $   340,109     $   328,147    $   325,065        $ 301,529     $   288,331
Ratios to average net assets:
 Expenses .................................            .68%            .68%            .68%             .69%            .67%
 Net investment income ....................           4.99%           5.21%           5.51%            5.67%           5.89%
Portfolio turnover rate ...................           6.80%          30.46%          29.22%           10.29%          16.90%

CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........     $    11.80      $    11.59     $     11.69        $   11.36
                                                ----------      ----------     -----------        ---------

Income from investment operations:
 Net investment income ....................            .52             .55             .57              .50
 Net realized and unrealized gains (losses)            .03             .34            (.09)             .32
                                                ----------      ----------     -----------        ---------
Total from investment operations ..........            .55             .89             .48              .82
                                                ----------      ----------     -----------        ---------
Less distributions from:
 Net investment income ....................           (.52)           (.55)           (.58)(2)         (.49)
 Net realized gains .......................           (.07)           (.13)            --               --
                                                ----------      ----------     -----------        ---------
Total distributions .......................           (.59)           (.68)           (.58)            (.49)
                                                ----------      ----------     -----------        ---------
Net asset value, end of year ..............     $    11.76      $    11.80     $     11.59        $   11.69
                                                ==========      ==========     ===========        =========
Total return* .............................           4.74%           7.86%           4.22%            7.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........     $   26,271      $   13,937     $     6,378        $   2,759
Ratios to average net assets:
 Expenses .................................           1.24%           1.25%           1.25%            1.26%**
 Net investment income ....................           4.44%           4.59%           4.96%            5.06%**
Portfolio turnover rate ...................           6.80%          30.46%          29.22%           10.29%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized.

(1)For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

(2)Includes distributions in excess of net investment income in the amount of $.001.


                       See notes to financial statements.


64
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999


                                                                                                     PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.2%

Amesbury GO, FGIC Insured, 5.00%, 3/15/18 .......................................................   $ 1,500,000   $ 1,503,765
 Ashburnham and Westminister Regional School District, MBIA Insured, 6.00%, 12/15/13 ............     2,700,000     2,950,236
 Attleboro Municipal Purpose GO, AMBAC Insured, 6.00%,
    7/01/11 .....................................................................................     1,045,000     1,146,950
    7/01/12 .....................................................................................     1,045,000     1,144,327
    7/01/13 .....................................................................................       685,000       748,390
    7/01/14 .....................................................................................       755,000       822,610
 Blackstone-Milville School District, AMBAC Insured, Pre-Refunded, 6.50%,
    5/01/08 .....................................................................................       705,000       779,244
    5/01/09 .....................................................................................       750,000       828,983
    5/01/10 .....................................................................................       795,000       878,721
 Boston GO, Refunding, Series B, FGIC Insured, 5.25%, 4/01/14 ...................................     3,335,000     3,474,170
 Boston Revenue, Boston City Hospital, Refunding, Series B, MBIA Insured, 5.75%, 2/15/23 ........    10,500,000    10,840,305
 Boston Water and Sewer Commission Revenue, Series A, GNMA Secured, Pre-Refunded, 7.10%, 11/01/19     1,400,000     1,465,142
 Central Berkshire GO, School District, MBIA Insured, Pre-Refunded, 7.25%, 6/01/08 ..............     1,095,000     1,169,657
 Chelsea GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16 .........................     1,750,000     1,783,688
 Framingham Housing Authority Mortgage Revenue, Beaver Terrace Apartments, Series A,
    GNMA Secured, 6.65%, 2/20/32 ................................................................     1,650,000     1,744,958
 Greenfield GO, MBIA Insured, Pre-Refunded, 6.50%,
    10/15/08 ....................................................................................       500,000       542,620
    10/15/09 ....................................................................................       500,000       540,010
 Holyoke GO, School Project Loans, MBIA Insured, Pre-Refunded, 8.05%, 6/15/04 ...................     1,000,000     1,164,950
 Hudson GO, MBIA Insured, 6.00%,
    5/15/13 .....................................................................................       250,000       272,748
    5/15/14 .....................................................................................       240,000       261,134
 Lenox GO, Refunding, AMBAC Insured,
    6.60%, 10/15/11 .............................................................................     1,000,000     1,084,830
    6.625%, 10/15/15 ............................................................................       500,000       541,160
 Leominster GO, MBIA Insured, Pre-Refunded, 7.50%, 4/01/09 ......................................       450,000       479,268
 Ludlow GO, School Project, Limited Tax, MBIA Insured,
    7.30%, 11/01/07 .............................................................................       210,000       258,044
    7.30%, 11/01/08 .............................................................................       210,000       260,679
    7.40%, 11/01/09 .............................................................................       210,000       265,188
 Lynn Water and Sewer Commission General Revenue, Series A,
    FSA Insured, 5.125%, 12/01/17 ...............................................................     3,000,000     3,033,030
    MBIA Insured, Pre-Refunded, 7.25%, 12/01/10 .................................................     4,000,000     4,344,560
 Mansfield Municipal Purpose Loan, FGIC Insured, 5.125%, 8/15/17 ................................     1,685,000     1,711,539
 Martha's Vineyard Regional High School District No. 100, AMBAC Insured,
    6.55%, 12/15/10 .............................................................................       830,000       945,901
    6.60%, 12/15/11 .............................................................................       725,000       831,321
    6.65%, 12/15/12 .............................................................................       880,000     1,011,296
    6.70%, 12/15/14 .............................................................................       210,000       240,813
 Mashpee GO, MBIA Insured, 5.50%, 2/01/17 .......................................................     2,000,000     2,106,120
 Mashpee Water District GO, MBIA Insured, 6.40%, 10/15/12 .......................................       500,000       548,850
 Massachusetts Bay Transportation Authority COP, BIG Insured, 7.75%, 1/15/06 ....................     2,500,000     3,049,500
 Massachusetts Bay Transportation Authority Revenue, General Transportation System,
    Series A, FSA Insured, Pre-Refunded, 5.625%, 3/01/26 ........................................     1,470,000     1,630,377
    Series B, AMBAC Insured, 5.375%, 3/01/25 ....................................................     4,570,000     4,651,666
 Massachusetts Education Loan Authority Revenue, Issue D, Series A, MBIA Insured, 7.25%, 1/01/09      1,740,000     1,829,819
 Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue, Series D, MBIA
    Insured, 6.125%, 7/01/19 ....................................................................     4,395,000     4,717,197
 Massachusetts State GO, Series B,
    AMBAC Insured, 6.50%, 8/01/11 ...............................................................     1,665,000     1,786,379
    MBIA Insured, 6.50%, 8/01/11 ................................................................       855,000       917,330
 Massachusetts State Health and Educational Facilities Authority Revenue,
    Bay State Medical Center, Refunding, Series D, FGIC Insured, 6.00%, 7/01/15 .................     1,500,000     1,610,385
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 .............................     5,000,000     5,398,500
    Bentley College, Series I, MBIA Insured, 6.125%, 7/01/17 ....................................     1,250,000     1,336,400
    Berkshire Health System, Series D, MBIA Insured, 6.00%, 10/01/19 ............................     5,500,000     5,965,025
    Beverly Hospital, Lot 1, Refunding, Series D, MBIA Insured, 7.30%, 7/01/13 ..................     1,900,000     1,960,439


                                                                              65
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

Massachusetts State Health and Educational Facilities Authority Revenue, (cont.)
   Beverly Hospital, Lot 2, Series D, MBIA Insured, Pre-Refunded, 7.30%, 7/01/19 .....................    $ 4,000,000    $ 4,135,920
   Boston College, Series J, FGIC Insured, 6.625%, 7/01/21 ...........................................         20,000         21,608
   Boston College, Series J, FGIC Insured, Pre-Refunded, 6.625%, 7/01/21 .............................      2,230,000      2,430,745
   Boston College, Series L, 5.00%, 6/01/26 ..........................................................      5,000,000      4,897,600
   Brigham and Women's Hospital, Series C, MBIA Insured, Pre-Refunded, 7.00%, 6/01/18 ................        500,000        514,840
   Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23 .........................      1,000,000      1,001,070
   Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 ...............................      2,500,000      2,466,500
   Children's Hospital, Refunding, Series E, AMBAC Insured, 6.20%, 10/01/16 ..........................      2,200,000      2,353,714
   Community College Program, Series A, Connie Lee Insured, Pre-Refunded, 6.50%, 10/01/09 ............      1,000,000      1,114,100
   Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/18 ...............................      5,595,000      5,781,985
   Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/25 ...............................      7,720,000      7,923,268
   Dana-Farber Cancer Institute, Refunding, Series F, FGIC Insured, 6.00%, 12/01/15 ..................      1,000,000      1,078,220
   Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 ..............................     26,730,000     26,977,520
   Massachusetts General Hospital, Refunding, Series F, AMBAC Insured, 6.00%, 7/01/15 ................      2,500,000      2,683,975
   Massachusetts General Hospital, Series F, AMBAC Insured, 6.25%, 7/01/20 ...........................     11,465,000     12,572,175
   McLean Hospital, Refunding, Series C, FGIC Insured, 6.625%, 7/01/15 ...............................      1,280,000      1,400,602
   Milton Hospital, Series B, MBIA Insured, 7.00%, 7/01/16 ...........................................      2,400,000      2,539,824
   Mt. Auburn Hospital, Series B-1, MBIA Insured, 6.30%, 8/15/24 .....................................      6,500,000      7,225,205
   New England Deaconess Hospitals, Series D, AMBAC Insured, Pre-Refunded, 6.875%, 4/01/22 ...........      1,895,000      2,111,125
   Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/18 .................................      1,300,000      1,401,946
   Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/25 .................................      6,750,000      7,419,263
   Northeastern University, Series D, AMBAC Insured, 7.125%, 10/01/10 ................................      1,250,000      1,338,775
   Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 ..................................      3,900,000      4,287,738
   Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ...............................      5,000,000      5,080,850
   Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 .........................................      2,600,000      2,574,468
   Springfield College, AMBAC Insured, 5.00%, 10/15/27 ...............................................      2,500,000      2,436,725
   Stonehill College, MBIA Insured, 6.55%, 7/01/12 ...................................................        495,000        542,772
   Stonehill College, Refunding, Series E, MBIA Insured, 6.60%, 7/01/20 ..............................      3,000,000      3,287,250
   Stonehill College, Series D, AMBAC Insured, Pre-Refunded, 7.65%, 7/01/10 ..........................      1,025,000      1,103,423
   Stonehill College, Series D, AMBAC Insured, Pre-Refunded, 7.70%, 7/01/20 ..........................        515,000        554,732
   Stonehill College, Series E, MBIA Insured, Pre-Refunded, 6.55%, 7/01/12 ...........................        395,000        438,229
   Stonehill College, Series F, AMBAC Insured, 5.75%, 7/01/26 ........................................      1,690,000      1,776,477
   Suffolk University, Series B, Connie Lee Insured, 6.35%, 7/01/22 ..................................      3,000,000      3,259,200
   Tufts University, FGIC Insured, 5.95%, 8/15/18 ....................................................      5,000,000      5,328,150
   University Hospital, Series C, MBIA Insured, Pre-Refunded, 7.25%, 7/01/19 .........................      1,500,000      1,606,005
   Wellesley College, Series F, 5.125%, 7/01/39 ......................................................      5,000,000      5,001,900
   Wentworth Institute of Technology, Series A, AMBAC Insured, Pre-Refunded, 7.40%, 4/01/10 ..........      1,820,000      1,936,462
   Wheaton College, Series B, FSA Insured, Pre-Refunded, 7.25%, 7/01/19 ..............................      3,000,000      3,101,460
   Williams College, Series F, MBIA Insured, 5.50%, 7/01/26 ..........................................      2,500,000      2,578,925
Massachusetts State HFA,
   Housing Development, Series D, MBIA Insured, 5.40%, 6/01/20 .......................................      4,270,000      4,338,021
   Housing Revenue, SF, Series 53, MBIA Insured, 6.15%, 12/01/29 .....................................      2,500,000      2,633,725
   Housing Revenue, SF, Series 57, MBIA Insured, 5.55%, 6/01/25 ......................................      5,080,000      5,162,855
   Housing Revenue, SFMR, Series 18, MBIA Insured, 7.35%, 12/01/16 ...................................      1,500,000      1,570,590
   MFHR, Section 8 Assisted, ETM, Series A, GNMA Secured, 7.00%, 4/01/21 .............................        430,000        522,523
Massachusetts State Industrial Finance Agency Electrical Utility Revenue, Nantucket Electric Co.,
   Series A, AMBAC Insured, 5.875%, 7/01/17 ..........................................................      4,000,000      4,279,600
Massachusetts State Industrial Finance Agency Revenue,
   Babson College, Series A, MBIA Insured, Pre-Refunded, 6.375%, 10/01/09 ............................        750,000        833,798
   Babson College, Series A, MBIA Insured, Pre-Refunded, 6.50%, 10/01/22 .............................      3,105,000      3,459,281
   Brandeis University, Series C, MBIA Insured, 6.80%, 10/01/19 ......................................      7,075,000      7,335,431
   College of the Holy Cross, MBIA Insured, 5.00%, 9/01/23 ...........................................      2,050,000      2,001,887
   College of the Holy Cross, Refunding, MBIA Insured, 5.625%, 3/01/26 ...............................      1,000,000      1,039,690
   Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15 ...............      2,010,000      2,222,578
   Milton Academy, Series A, MBIA Insured, Pre-Refunded, 7.25%, 9/01/19 ..............................      1,000,000      1,040,920
   Saint Marks School Issue, MBIA Insured, 5.375%, 1/01/21 ...........................................      2,665,000      2,712,570
   Simons Rock College, AMBAC Insured, 5.50%, 6/01/17 ................................................      1,000,000      1,045,330
   Simons Rock College, AMBAC Insured, 5.50%, 6/01/27 ................................................      1,560,000      1,606,675


66
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                          PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                         AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

Massachusetts State Industrial Finance Agency Revenue, (cont.)
   Suffolk University, AMBAC Insured, 5.25%, 7/01/17 ...............................................      $3,510,000      $3,571,355
   Suffolk University, AMBAC Insured, 5.25%, 7/01/27 ...............................................       2,000,000       2,012,520
   Trustees Deerfield Academy, 5.25%, 10/01/27 .....................................................       2,800,000       2,854,544
   Western New England College, AMBAC Insured, 5.00%, 7/01/28 ......................................       4,000,000       3,885,880
   WGBH Educational Foundation, AMBAC Insured, 5.00%, 3/01/28 ......................................       1,250,000       1,220,088
   Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.125%, 9/01/17 .......................       3,720,000       3,748,532
   Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.50%, 9/01/21 .............       3,500,000       3,635,765
   Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.125%, 9/01/27 ............       4,000,000       3,973,320
Massachusetts State Port Authority Revenue,
   Series A, FGIC Insured, 7.50%, 7/01/20 ..........................................................       3,980,000       4,238,421
   Series A, FGIC Insured, Pre-Refunded, 7.50%, 7/01/20 ............................................       1,220,000       1,308,487
   Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/19 ..............................       2,215,000       2,289,313
   Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/22 ..............................       2,610,000       2,693,363
   Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/27 ..............................       1,500,000       1,547,910
   Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/29 ...............................       7,450,000       7,761,559
   Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/39 ...............................       3,000,000       3,125,460
   US Air Project, Series A, MBIA Insured, 5.875%, 9/01/23 .........................................       4,500,000       4,770,315
Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, Series A, MBIA
   Insured, 5.00%,
   1/01/37 .........................................................................................       5,500,000       5,300,790
   1/01/27 .........................................................................................       4,500,000       4,387,455
Massachusetts State Turnpike Authority Western Turnpike Revenue, Series A, MBIA Insured,
   5.55%, 1/01/17 ..................................................................................       1,865,000       1,875,164
Massachusetts State Water Resources Authority Revenue, Refunding, Series B, MBIA Insured,
   5.00%, 3/01/22 ..................................................................................       1,500,000       1,465,920
Melrose Municipal Purpose GO, MBIA Insured,
   6.00%, 8/15/11 ..................................................................................         200,000         219,838
   6.05%, 8/15/12 ..................................................................................         200,000         220,114
   6.10%, 8/15/13 ..................................................................................         200,000         220,286
   6.10%, 8/15/14 ..................................................................................         200,000         219,672
Millis School Project GO, Unlimited Tax, AMBAC Insured, 7.40%,
   5/01/06 .........................................................................................         270,000         286,600
   5/01/07 .........................................................................................         270,000         286,440
   5/01/08 .........................................................................................         270,000         286,791
Norfolk GO, AMBAC Insured, 6.00%,
   1/15/10 .........................................................................................         450,000         487,278
   1/15/11 .........................................................................................         425,000         458,622
   1/15/12 .........................................................................................         375,000         406,065
   1/15/13 .........................................................................................         300,000         323,397
North Andover GO, FGIC Insured, 5.50%,
   1/15/14 .........................................................................................         850,000         905,327
   1/15/15 .........................................................................................         420,000         445,057
North Andover Municipal Purpose GO, Limited Tax, MBIA Insured, 7.40%, 9/15/09 ......................         300,000         324,288
North Attleborough GO,
   Limited Tax, AMBAC Insured, Pre-Refunded, 7.20%, 6/01/09 ........................................         125,000         133,446
   MBIA Insured, 5.70%, 1/15/16 ....................................................................         850,000         911,005
Northhampton GO, MBIA Insured, 5.60%, 5/15/17 ......................................................       1,085,000       1,156,078
Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ....................         285,000         298,828
Salem GO, AMBAC Insured,
   6.70%, 8/15/05 ..................................................................................         425,000         461,104
   6.80%, 8/15/07 ..................................................................................         500,000         543,390
Somerville Housing Authority Revenue, Clarendon Hill, GNMA Secured, 7.95%, 11/20/30 ................       3,000,000       3,134,460
South Essex Sewer District GO,
   AMBAC Insured, 6.25%, 11/01/11 ..................................................................         330,000         354,572
   Series B, MBIA Insured, Pre-Refunded, 7.00%, 6/01/24 ............................................       2,800,000       3,268,160
Southbridge GO, AMBAC Insured, 6.375%, 1/01/12 .....................................................       2,375,000       2,580,058
Whately GO, AMBAC Insured,
   6.20%, 1/15/07 ..................................................................................         215,000         231,579
   6.30%, 1/15/08 ..................................................................................         215,000         232,215
   6.40%, 1/15/10 ..................................................................................         200,000         216,602


                                                                              67
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                         PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                        AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENT (CONT.)

 Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 ................................     $  1,335,000     $  1,471,010
 Worcester Municipal Purpose Loan, Refunding, Series A, AMBAC Insured, 5.25%, 8/01/16 ............        1,410,000        1,452,145
                                                                                                                        ------------
 TOTAL LONG TERM INVESTMENTS (COST $338,031,592) .................................................                       359,869,032
                                                                                                                        ------------
(a)SHORT TERM INVESTMENTS .7%
 Massachusetts State Health and Educational Facilities Authority Revenue, Capital Assets
  Program, Series D, MBIA Insured, Daily VRDN and Put, 3.15%, 1/01/35 (COST $2,600,000) ..........        2,600,000        2,600,000
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $340,631,592) 98.9% .....................................................                       362,469,032
 OTHER ASSETS, LESS LIABILITIES 1.1% .............................................................                         3,911,451
                                                                                                                        ------------
 NET ASSETS 100.0% ...............................................................................                      $366,380,483
                                                                                                                        ============

See glossary of terms on page 89.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.


68
FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                                                        YEAR ENDED FEBRUARY 28,
                                                ------------------------------------------------------------------------
CLASS A                                            1999           1998           1997          1996(1)           1995
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $    12.20     $    12.00     $    12.09     $    11.76       $    12.24
                                                ----------     ----------     ----------     ----------       ----------

Income from investment operations:
 Net investment income ......................          .61            .63            .66            .68              .69
 Net realized and unrealized gains (losses) .          .13            .34           (.09)           .34             (.48)
                                                ----------     ----------     ----------     ----------       ----------
Total from investment operations ............          .74            .97            .57           1.02              .21
                                                ----------     ----------     ----------     ----------       ----------
Less distributions from:
 Net investment income ......................         (.61)          (.63)          (.66)(3)       (.69)(2)         (.69)
 In excess of net investment income .........          --            (.01)           --             --               --
 Net realized gains .........................         (.05)          (.13)           --             --               --
                                                ----------     ----------     ----------     ----------       ----------
Total distributions .........................         (.66)          (.77)          (.66)          (.69)            (.69)
                                                ----------     ----------     ----------     ----------       ----------
Net asset value, end of year ................   $    12.28     $    12.20     $    12.00     $    12.09       $    11.76
                                                ==========     ==========     ==========     ==========       ==========
Total return* ...............................         6.23%          8.37%          4.90%          8.86%            1.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $1,161,345     $1,142,565     $1,111,537     $1,115,454       $1,037,717
Ratios to average net assets:
 Expenses ...................................          .63%           .63%           .62%           .62%             .61%
 Net investment income ......................         4.98%          5.24%          5.52%          5.65%            5.87%
Portfolio turnover rate .....................         7.37%         20.08%         30.03%          9.38%            9.12%

CLASS C
-------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $    12.27     $    12.07     $    12.14     $    11.77
                                                ----------     ----------     ----------     ----------
Income from investment operations:
 Net investment income ......................          .55            .57            .59            .51
 Net realized and unrealized gains (losses) .          .13            .33           (.07)           .37
                                                ----------     ----------     ----------     ----------
Total from investment operations ............          .68            .90            .52            .88
                                                ----------     ----------     ----------     ----------
Less distributions from:
 Net investment income ......................         (.54)          (.57)          (.59)          (.51)
 Net realized gains .........................         (.05)          (.13)           --             --
                                                ----------     ----------     ----------     ----------
Total distributions .........................         (.59)          (.70)          (.59)          (.51)
                                                ----------     ----------     ----------     ----------
Net asset value, end of year ................   $    12.36     $    12.27     $    12.07     $    12.14
                                                ==========     ==========     ==========     ==========
Total return* ...............................         5.71%          7.70%          4.44%          7.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   49,970     $   32,873     $   20,162     $    6,683
Ratios to average net assets:
 Expenses ...................................         1.19%          1.20%          1.19%          1.20%**
 Net investment income ......................         4.42%          4.67%          4.94%          5.03%**
Portfolio turnover rate .....................         7.37%         20.08%         30.03%          9.38%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized.

(1)For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

(2)Includes distributions in excess of net investment income in the amount of $.001.

(3)Includes distributions in excess of net investment income in the amount of $.002.


                       See notes to financial statements.


                                                                              69
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999


                                                                                                          PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.3%

Allegan Public School, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 .................................     $ 4,165,000     $ 4,637,353
Allendale Public School, MBIA Insured,
   5.875%, 5/01/14 .................................................................................       1,335,000       1,427,315
   Pre-Refunded, 5.875%, 5/01/14 ...................................................................         665,000         736,202
   School Building, Pre-Refunded, 6.00%, 5/01/24 ...................................................       3,750,000       4,173,338
Almont Community Schools, FGIC Insured, 5.50%, 5/01/26 .............................................       1,925,000       1,982,192
Alpena Public Schools GO, MBIA Insured, 5.625%, 5/01/22 ............................................       1,665,000       1,839,509
Anchor Bay School District, MBIA Insured, 5.50%, 5/01/26 ...........................................       7,380,000       8,090,104
Avondale School District, AMBAC Insured, 5.75%, 5/01/22 ............................................       3,850,000       4,286,629
Bath Community Schools GO, Refunding, FGIC Insured, Pre-Refunded, 5.75%, 5/01/25 ...................       1,625,000       1,812,086
Battle Creek Downtown Development Authority, Refunding, MBIA Insured, 5.125%, 5/01/20 ..............       4,500,000       4,514,355
Berkley City School District, FGIC Insured,
   5.625%, 1/01/15 .................................................................................       2,060,000       2,165,266
   6.00%, 1/01/19 ..................................................................................       2,125,000       2,274,834
Big Rapids Public School District, Building and Site, FGIC Insured, 5.625%, 5/01/25 ................       1,470,000       1,532,901
Brandon School District, FGIC Insured, Pre-Refunded, 5.875%,
   5/01/16 .........................................................................................       5,540,000       6,241,087
   5/01/26 .........................................................................................       7,000,000       7,885,850
Breitung Township School District GO,
   FSA Insured, 7.20%, 5/01/19 .....................................................................       7,500,000       7,843,200
   Refunding, MBIA Insured, 6.30%, 5/01/15 .........................................................       2,935,000       3,168,773
Byron Center Public Schools, Refunding, MBIA Insured, 5.875%, 5/01/2024 ............................       5,250,000       5,863,246
Cadillac Area Public Schools, FGIC Insured, 5.50%, 5/01/22 .........................................       5,375,000       5,541,249
Caledonia Community Schools,
   MBIA Insured, 5.85%, 5/01/22 ....................................................................       4,400,000       4,699,420
   Refunding, AMBAC Insured, 6.625%, 5/01/14 .......................................................       3,750,000       4,090,238
   Refunding, AMBAC Insured, 5.50%, 5/01/22 ........................................................       1,500,000       1,548,870
Calumet, Laurium and Keweenaw Public Schools GO, FSA Insured, Pre-Refunded, 5.875%, 5/01/20 ........         875,000         972,300
Cedar Springs Public School District, MBIA Insured, Pre-Refunded, 5.875%,
   5/01/19 .........................................................................................       2,175,000       2,416,860
   5/01/24 .........................................................................................       3,875,000       4,296,251
Central Michigan University Revenues, FGIC Insured, 5.625%, 10/01/22 ...............................       2,500,000       2,768,750
Chelsea School District, FGIC Insured, Pre-Refunded, 5.875%, 5/01/25 ...............................       3,140,000       3,510,457
Clarkston Community Schools, MBIA Insured, 5.25%, 5/01/23 ..........................................       1,925,000       1,937,551
Coldwater Community Schools, MBIA Insured, Pre-Refunded,
   6.20%, 5/01/15 ..................................................................................       1,100,000       1,243,495
   6.30%, 5/01/23 ..................................................................................       1,700,000       1,929,670
De Witt Public Schools, AMBAC Insured,
   5.70%, 5/01/21 ..................................................................................       6,905,000       7,664,343
   5.50%, 5/01/26 ..................................................................................       5,500,000       6,029,210
Dearborn EDC Hospital Revenue, Oakwood Obligation Group,
   Refunding, Series A, MBIA Insured, 5.25%, 8/15/21 ...............................................       1,000,000       1,014,120
   Series A, FGIC Insured, 5.875%, 11/15/25 ........................................................       4,400,000       4,729,340
Detroit GO, City School District, Series A, AMBAC Insured, 5.70%, 5/01/25 ..........................      14,000,000      15,726,060
Detroit Sewage Disposal Revenue, Refunding, Series B, MBIA Insured, 5.25%, 7/01/21 .................      12,585,000      12,744,955
Detroit State Aid GO, AMBAC Insured, Pre-Refunded, 7.20%, 5/01/09 ..................................       6,000,000       6,160,140
Detroit Water Supply System Revenue,
   FGIC Insured, Pre-Refunded, 7.25%, 7/01/20 ......................................................       3,500,000       3,749,725
   Refunding, FGIC Insured, 6.25%, 7/01/12 .........................................................       5,000,000       5,369,600
   Series A, MBIA Insured, 5.00%, 7/01/27 ..........................................................       5,000,000       4,859,450
Detroit/Wayne County Stadium Authority, FGIC Insured, 5.25%, 2/01/27 ...............................       5,000,000       5,034,350
Dexter Community Schools, Refunding, AMBAC Insured, 5.70%, 5/01/14 .................................       1,050,000       1,113,473
East Detroit School District, Refunding, FGIC Insured, 6.10%, 5/01/16 ..............................       6,000,000       6,548,340
East Lansing Building Authority GO, Refunding, AMBAC Insured, 7.00%, 10/01/16 ......................       1,250,000       1,298,525
Eastern Michigan University Revenue,
   FGIC Insured, 5.50%, 6/01/27 ....................................................................       9,100,000       9,439,703
   Refunding, AMBAC Insured, 6.375%, 6/01/14 .......................................................       1,000,000       1,081,260
Eaton Rapids Public Schools, Building and Site, MBIA Insured, 5.50%, 5/01/20 .......................       2,435,000       2,512,969


70
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STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

 Ecorse Public School District, FGIC Insured, 5.50%, 5/01/17 .........................................    $ 5,000,000    $ 5,217,150
 Farmington Hills Hospital Finance Authority Revenue, Botsford General Hospital, Refunding,
    Series A, MBIA Insured, 7.10%, 2/15/14 ...........................................................     10,140,000     11,041,852
 Fenton Area Public School GO, FGIC Insured, 5.00%, 5/01/24 ..........................................      2,000,000      1,957,820
 Ferndale School District GO,
    FGIC Insured, 5.50%, 5/01/22 .....................................................................      4,525,000      4,680,886
    Refunding, FGIC Insured, 5.375%, 5/01/21 .........................................................      4,185,000      4,260,539
 Ferris State College Revenue, AMBAC Insured, Pre-Refunded,
    6.15%, 10/01/14 ..................................................................................      1,000,000      1,121,430
    6.25%, 10/01/19 ..................................................................................      1,000,000      1,125,610
 Ferris State University Revenue, AMBAC Insured, Pre-Refunded,
    5.75%, 10/01/17 ..................................................................................      2,500,000      2,799,150
    5.85%, 10/01/22 ..................................................................................      2,500,000      2,816,175
    5.90%, 10/01/26 ..................................................................................      6,600,000      7,457,208
 Fowlerville Community School District,
    MBIA Insured, 5.60%, 5/01/21 .....................................................................      2,000,000      2,206,180
    Refunding, FGIC Insured, 5.75%, 5/01/20 ..........................................................      2,150,000      2,262,359
 Gibraltar School District GO, FSA Insured, Pre-Refunded, 7.00%, 5/01/15 .............................      4,000,000      4,025,840
 Gladstone Area Public Schools GO, AMBAC Insured, 5.50%, 5/01/26 .....................................      1,500,000      1,570,110
 Godfrey-Lee Public School District GO, MBIA Insured, 5.50%, 5/01/27 .................................      1,150,000      1,185,731
 Gogebic-Iron Wastewater Authority Wastewater Treatment System Revenue, Refunding, MBIA Insured,
    5.95%, 1/01/15 ...................................................................................      1,015,000      1,088,567
 Grand Haven Area Public Schools GO, Refunding, MBIA Insured, 6.05%, 5/01/14 .........................      5,000,000      5,387,700
 Grand Ledge Public School District GO,
    MBIA Insured, Pre-Refunded, 6.60%, 5/01/24 .......................................................     10,000,000     11,465,100
    Refunding, MBIA Insured, 5.375%, 5/01/24 .........................................................     13,105,000     13,298,430
 Grand Rapids Downtown Development Authority Tax Increment Revenue, MBIA Insured, 6.875%, 6/01/24 ....      7,500,000      8,468,325
 Grand Rapids Sanitary Sewer System Revenue, Refunding and Improvement, MBIA Insured, Pre-Refunded,
    6.00%, 1/01/20 ...................................................................................      3,850,000      3,945,134
 Grand Rapids Water Supply System Revenue, FGIC Insured, Pre-Refunded, 7.25%, 1/01/20 ................      5,375,000      5,664,928
 Grand Traverse County Building Authority GO, AMBAC Insured, 5.75%, 9/01/15 ..........................      1,700,000      1,844,449
 Grand Traverse County Hospital Finance Authority Revenue, Munson Healthcare, Refunding, Series A,
    AMBAC Insured, 6.25%,
    7/01/12 ..........................................................................................      2,500,000      2,706,675
    7/01/22 ..........................................................................................      7,900,000      8,602,231
 Greenville Public School Building GO, MBIA Insured, Pre-Refunded, 5.75%, 5/01/19 ....................      1,850,000      2,037,331
 Grosse-Ile Township School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ..................      5,100,000      5,766,060
 Hancock Hospital Finance Authority Revenue, Portage Health, MBIA and FHA Insured, 5.45%, 8/01/47 ....      4,400,000      4,461,204
 Harrison Community Schools GO, AMBAC Insured, 6.25%, 5/01/13 ........................................      4,715,000      5,341,011
 Haslett Public School District GO,
    FSA Insured, Pre-Refunded, 7.50%, 5/01/20 ........................................................      4,000,000      4,235,200
    MBIA Insured, 5.70%, 5/01/26 .....................................................................      3,900,000      4,328,883
    Refunding, FSA Insured, 6.625%, 5/01/19 ..........................................................      3,875,000      4,218,131
 Hastings School District, FGIC Insured, 5.625%, 5/01/15 .............................................      1,000,000      1,080,370
 Holland School District GO, Refunding, AMBAC Insured, 6.375%, 5/01/10 ...............................      2,000,000      2,163,080
 Holly Area School District, FGIC Insured, 5.625%, 5/01/25 ...........................................      8,775,000      9,391,619
 Hopkins Public Schools GO, FGIC Insured,
    5.70%, 5/01/21 ...................................................................................      4,000,000      4,207,360
    5.50%, 5/01/26 ...................................................................................      1,000,000      1,033,100
 Houghton-Portage Township School District GO,
    FSA Insured, Pre-Refunded, 7.00%, 5/01/17 ........................................................      2,700,000      2,717,442
    Refunding, AMBAC Insured, 6.00%, 5/01/14 .........................................................      2,000,000      2,129,420
 Howell Public Schools GO, MBIA Insured, 5.60%, 5/01/21 ..............................................      3,475,000      3,640,445
 Hudsonville Public Schools GO, Series B, FGIC Insured, Pre-Refunded,
    6.05%, 5/01/19 ...................................................................................      2,000,000      2,246,940
    6.10%, 5/01/24 ...................................................................................      2,000,000      2,251,580
 Huron Valley School District GO,
    FGIC Insured, Pre-Refunded, 5.75%, 5/01/22 .......................................................      2,350,000      2,616,514
    Refunding, FGIC Insured, 6.125%, 5/01/20 .........................................................     11,535,000     12,402,547
 Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
    Borgess Medical Center, Series A, AMBAC Insured, 5.625%, 6/01/14 .................................      3,805,000      4,019,374
    Bronson Methodist Hospital, Refunding and Improvement, MBIA Insured, 5.875%, 5/15/26 .............     25,940,000     27,872,530


                                                                              71
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                               AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

Kalamazoo Hospital Finance Authority Hospital Facility Revenue, (cont.)
   Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured, Pre-Refunded,
   6.25%, 5/15/12 ....................................................................................    $ 5,000,000    $ 5,587,550
   Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured, Pre-Refunded,
   6.375%, 5/15/17 ...................................................................................      2,460,000      2,760,956
   Bronson Methodist Hospital, Refunding, MBIA Insured, 5.50%, 5/15/28 ...............................     15,000,000     15,505,950
Kelloggsville Public School District GO, FGIC Insured, 5.75%, 5/01/13 ................................      1,000,000      1,093,240
Kenowa Hills Public Schools, MBIA Insured, 5.875%,
   5/01/21 ...........................................................................................      1,235,000      1,313,027
   5/01/26 ...........................................................................................      9,000,000      9,551,790
Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System, Series A,
   MBIA Insured, Pre-Refunded, 5.625%, 1/15/26 .......................................................     15,500,000     17,284,360
Lake Linden-Hubbell Public Schools, FSA Insured,
   5.40%, 5/01/18 ....................................................................................        825,000        842,606
   5.50%, 5/01/23 ....................................................................................        675,000        695,054
Lake Orion Community School District GO, Refunding, AMBAC Insured, 5.50%, 5/01/20 ....................      2,200,000      2,270,708
Lake Shore Public Schools GO, Macomb County, FSA Insured, 5.50%,
   5/01/17 ...........................................................................................      4,500,000      4,670,325
   5/01/20 ...........................................................................................      3,540,000      3,666,767
Lake Superior State University Revenue, AMBAC Insured, Pre-Refunded, 6.375%, 11/15/15 ................      1,500,000      1,724,565
Lakeshore Public Schools GO, Berrien County, MBIA Insured, 5.70%, 5/01/22 ............................      3,500,000      3,667,370
Lakeview Community Schools GO, Refunding, MBIA Insured, 6.75%, 5/01/13 ...............................      1,500,000      1,612,995
Lakewood Public Schools GO, MBIA Insured,
   5.375%, 5/01/20 ...................................................................................      3,300,000      3,361,545
   5.75%, 5/01/22 ....................................................................................      2,200,000      2,314,356
Lansing Building Authority, Refunding, MBIA Insured, 5.60%, 6/01/19 ..................................      1,470,000      1,527,477
Leslie Public Schools GO, Ingham and Jackson Counties, AMBAC Insured, Pre-Refunded, 6.00%, 5/01/25 ...      3,500,000      3,936,695
Lincoln Consolidated School District, FSA Insured, 5.00%, 5/01/28 ....................................      2,000,000      1,951,880
Lincoln Park School District, FGIC Insured,
   5.85%, 5/01/15 ....................................................................................      2,885,000      3,245,625
   5.90%, 5/01/26 ....................................................................................      6,050,000      6,825,005
Marquette City Hospital Finance Authority Revenue, Marquette General Hospital, Refunding,
   Series C, AMBAC Insured, Pre-Refunded, 7.50%, 4/01/07 .............................................      5,000,000      5,117,250
   Series D, FSA Insured, 5.875%, 4/01/11 ............................................................      4,525,000      4,938,449
   Series D, FSA Insured, 6.10%, 4/01/19 .............................................................      5,225,000      5,749,381
Marysville Public School District, MBIA Insured, 5.75%, 5/01/22 ......................................      1,100,000      1,211,386
Mason Public School District GO, FGIC Insured, 5.40%, 5/01/21 ........................................      1,400,000      1,430,464
Menominee Area Public School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/20 ...................      2,675,000      2,853,128
Merrill Community School District GO, FGIC Insured, 5.60%, 5/01/26 ...................................      4,000,000      4,412,360
Michigan Higher Education Student Loan Authority Revenue, Series XIII-A, MBIA Insured,
   7.40%, 10/01/04 ...................................................................................      1,360,000      1,424,478
   7.55%, 10/01/08 ...................................................................................      1,325,000      1,380,955
Michigan Municipal Bond Authority Revenue, Local Government Loan Program,
   Group 15, AMBAC Insured, 7.60%, 5/01/09 ...........................................................        285,000        292,461
   Refunding, Series G, AMBAC Insured, 6.75%, 11/01/14 ...............................................      6,490,000      7,361,932
   Refunding, Series G, AMBAC Insured, 6.80%, 11/01/14 ...............................................      1,650,000      1,875,770
   Refunding, Series G, AMBAC Insured, 6.80%, 11/01/23 ...............................................        825,000        926,805
   Series C, MBIA Insured, 6.00%, 11/01/10 ...........................................................      3,790,000      4,122,307
Michigan State Building Authority Revenue,
   Detroit Regional Prisons, Series I, MBIA Insured, Pre-Refunded, 7.25%, 10/01/08 ...................     10,000,000     10,247,100
   ETM, Series II, MBIA Insured, 7.40%, 4/01/01 ......................................................      3,580,000      3,711,458
   Refunding, Series I, AMBAC Insured, 6.25%, 10/01/20 ...............................................      1,500,000      1,595,580
   Series II, MBIA Insured, 6.25%, 10/01/20 ..........................................................      4,645,000      4,952,731
Michigan State Comprehensive Transportation Revenue, Series A, MBIA Insured, 5.50%, 5/15/22 ..........      4,500,000      4,560,120
Michigan State HDA,
   MFHR, Series A, FGIC Insured, 7.55%, 7/01/09 ......................................................      2,880,000      2,974,320
   MFHR, Series A, FGIC Insured, 7.65%, 7/01/15 ......................................................      2,945,000      3,039,800
   SFMR, Series A, AMBAC Insured, 5.95%, 6/01/17 .....................................................      2,500,000      2,610,875
   SFMR, Series A, AMBAC Insured, 6.05%, 12/01/27 ....................................................      1,000,000      1,049,730


72
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                          PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

Michigan State Hospital Finance Authority Revenue,
   Crittenton Hospital, Series A, FGIC Insured, 6.75%, 3/01/20 .....................................     $ 1,750,000     $ 1,820,315
   Detroit Medical Group, Refunding, Series A, AMBAC Insured, 5.50%, 8/15/24 .......................      15,000,000      15,480,900
   Detroit Medical Group, Refunding, Series A, AMBAC Insured, 5.25%, 8/15/27 .......................      10,000,000      10,079,700
   Henry Ford Health, Refunding, Series A, 5.25%, 11/15/25 .........................................      17,665,000      17,663,587
   Holland Community Hospital, AMBAC Insured, 5.625%, 1/01/28 ......................................       3,000,000       3,155,850
   Mercy Health Services, Refunding, Series T, MBIA Insured, 5.75%, 8/15/15 ........................      10,525,000      11,397,417
   Mercy Health Services, Series Q, AMBAC Insured, 5.375%, 8/15/26 .................................      12,090,000      12,300,245
   Mercy Health Services, Series R, AMBAC Insured, 5.375%, 8/15/16 .................................       1,500,000       1,543,050
   Mercy Health Services, Series R, AMBAC Insured, 5.375%, 8/15/26 .................................       1,750,000       1,780,433
   Mercy Health Services, Series U, MBIA Insured, 5.75%, 8/15/26 ...................................       2,300,000       2,462,334
   Mercy Health Services, Series W, FSA Insured, 5.25%, 8/15/27 ....................................       8,605,000       8,680,552
   MidMichigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27 .................       7,500,000       7,643,475
   Oakland General Hospital Obligation, Refunding, AMBAC Insured, 7.00%, 7/01/15 ...................       9,020,000       9,317,750
   Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 .....................      10,375,000      10,190,429
   Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 ......................       7,050,000       6,755,381
   Sparrow Obligation Group, Refunding, MBIA Insured, 6.50%, 11/15/11 ..............................       1,500,000       1,614,690
   St. John's Hospital, Refunding, Series A, AMBAC Insured, 6.00%, 5/15/13 .........................       3,445,000       3,723,838
   St. John's Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 5/15/14 .........................       9,545,000      10,358,329
   St. John's Hospital, Refunding, Series A, AMBAC Insured, 5.125%, 5/15/17 ........................      14,500,000      14,554,085
Michigan State Strategic Fund Limited Obligation Revenue,
   Detroit Edison Co., Pollution Project, Refunding, FGIC Insured, 6.875%, 12/01/21 ................      20,000,000      21,712,000
   Detroit Edison Co., Pollution Project, Refunding, Series AA, FGIC Insured, 6.95%, 5/01/11 .......       5,000,000       6,142,600
   Detroit Edison Co., Pollution Project, Refunding, Series BB, AMBAC Insured, 7.00%, 5/01/21 ......       3,000,000       3,793,320
   Detroit Edison Co., Pollution Project, Refunding, Series BB, MBIA Insured, 6.05%, 10/01/23 ......       1,285,000       1,381,940
   Detroit Edison Co., Pollution Project, Refunding, Series BB, MBIA Insured, 6.20%, 8/15/25 .......      10,250,000      11,321,023
   Detroit Edison Co., Pollution Project, Refunding, Series CC, FGIC Insured, 6.95%, 9/01/21 .......       5,540,000       5,993,006
   Detroit Edison Co., Pollution Project, Refunding, Series CC, MBIA Insured, 6.05%, 10/01/23 ......       5,825,000       6,264,438
   St. John-Bon Secours Continuing Care, 7.90%, 11/15/16 ...........................................       1,800,000       1,831,896
Michigan State Trunk Line,
   Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 ..............................................       5,000,000       4,896,900
   Refunding, Series B, AMBAC Insured, 5.50%, 10/01/21 .............................................       1,400,000       1,431,808
   Refunding, Series B, MBIA Insured, 5.50%, 10/01/21 ..............................................       4,500,000       4,602,240
   Series A, FGIC Insured, 5.625%, 11/01/20 ........................................................       2,765,000       3,088,920
   Series A, FGIC Insured, 5.50%, 10/01/21 .........................................................       1,475,000       1,508,512
   Series A, FGIC Insured, 5.80%, 11/15/24 .........................................................       6,000,000       6,722,700
   Series A, FGIC Insured, 5.625%, 11/01/26 ........................................................       8,990,000      10,043,179
Monroe County PCR, Detroit Edison Co.,
   Series 1, MBIA Insured, 6.875%, 9/01/22 .........................................................       4,000,000       4,387,520
   Series 1-B, MBIA Insured, 6.55%, 9/01/24 ........................................................       4,000,000       4,353,080
   Series CC, AMBAC Insured, 7.50%, 12/01/19 .......................................................      10,000,000      10,563,000
   Series CC, MBIA Insured, 6.55%, 6/01/24 .........................................................       1,150,000       1,247,463
Morley-Stanwood Community Schools, Building and Site, FGIC Insured, 5.625%, 5/01/21 ................       2,000,000       2,084,100
Muskegon Public Schools GO, Series 95, FGIC Insured, 5.25%,
   5/01/18 .........................................................................................       1,900,000       1,923,598
   5/01/21 .........................................................................................       2,000,000       2,017,660
Northern Michigan University Revenue, AMBAC Insured, 5.60%, 12/01/13 ...............................       1,715,000       1,874,701
Northview Public School District GO, Refunding,
   FGIC Insured, 5.00%, 5/01/21 ....................................................................       3,500,000       3,449,040
   MBIA Insured, 5.80%, 5/01/21 ....................................................................       4,500,000       4,782,015
Novi Community School District GO,
   Building and Site, FGIC Insured, 5.30%, 5/01/21 .................................................       1,960,000       1,986,656
   FGIC Insured, Pre-Refunded, 6.125%, 5/01/18 .....................................................       4,750,000       5,281,478
Oakland, Washtenaw, etc. Counties Community College District, AMBAC Insured, Pre-Refunded,
   6.65%, 5/01/11 ..................................................................................       3,500,000       3,878,595
Oakridge Public Schools GO, FSA Insured, 5.00%, 5/01/23 ............................................         500,000         490,340
Paw Paw Public School District, Building and Site, FGIC Insured, 5.625%, 5/01/25 ...................       3,500,000       3,837,680
Petoskey Hospital Finance Authority Facilities Revenue, Northern Michigan Hospital, MBIA
   Insured, Pre-Refunded,
   7.00%, 11/15/07 .................................................................................       4,500,000       4,714,875
   6.75%, 11/15/19 .................................................................................       1,000,000       1,046,030


                                                                              73
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

Pinckney Community Schools, Livingston and Washtenaw Counties, FGIC Insured, 5.50%, 5/01/27 ..........    $10,700,000    $11,032,449
Plymouth-Canton Community School District,
   Refunding, AMBAC Insured, 5.50%, 5/01/13 ..........................................................      4,000,000      4,208,480
   Series C, FGIC Insured, 6.50%, 5/01/16 ............................................................      3,500,000      3,868,585
   Series C, MBIA Insured, 6.50%, 5/01/16 ............................................................      3,000,000      3,315,930
Port Huron School District,
   FSA Insured, Pre-Refunded, 7.25%, 5/01/15 .........................................................      5,500,000      5,860,855
   Refunding, AMBAC Insured, 6.00%, 5/01/12 ..........................................................      4,500,000      4,848,075
Portage Lake Water and Sewer Authority GO, Refunding, AMBAC Insured,
   6.10%, 10/01/14 ...................................................................................        770,000        851,866
   6.20%, 10/01/20 ...................................................................................        670,000        737,744
Portage Public Schools GO, MBIA Insured, 5.625%, 5/01/19 .............................................      2,750,000      2,993,265
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, ETM, Series A, FSA Insured,
   8.75%, 7/01/00 ....................................................................................        500,000        536,095
   Pre-Refunded, 9.00%, 7/01/09 ......................................................................      2,500,000      3,097,725
Puerto Rico Commonwealth GO, Public Improvement, MBIA Insured, 6.75%, 7/01/06 ........................      1,565,000      1,591,386
Puerto Rico Electric Power Authority Revenue, Refunding, Series U, FSA Insured, 6.00%, 7/01/14 .......      3,400,000      3,736,838
Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ......................      1,290,000      1,360,008
Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ...........................      8,700,000      9,430,614
Redford USD, GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ..........................................     14,090,000     15,982,005
Rockford Public Schools GO, Refunding,
   AMBAC Insured, 5.875%, 5/01/19 ....................................................................      3,900,000      4,094,337
   FGIC Insured, 5.25%, 5/01/22 ......................................................................      1,250,000      1,259,813
   FGIC Insured, 5.25%, 5/01/27 ......................................................................      3,000,000      3,039,510
   FSA Insured, 5.875%, 5/01/19 ......................................................................      3,150,000      3,306,965
   MBIA Insured, 5.875%, 5/01/12 .....................................................................      1,850,000      1,970,898
   MBIA Insured, 5.875%, 5/01/19 .....................................................................      1,925,000      2,020,923
Romulus Community Schools GO, Refunding, FGIC Insured, 5.75%,
   5/01/13 ...........................................................................................        690,000        737,355
   5/01/17 ...........................................................................................      1,200,000      1,264,668
   5/01/22 ...........................................................................................      5,435,000      5,713,109
Royal Oak Hospital Finance Authority Revenue, Refunding, MBIA Insured, 6.25%, 1/01/19 ................      5,000,000      5,312,200
Saginaw Hospital Finance Authority Revenue, St. Luke's Hospital Project, Refunding, MBIA Insured,
   Series C, 6.875%, 7/01/14 .........................................................................      5,325,000      5,700,785
   Series C, 6.75%, 7/01/17 ..........................................................................      2,000,000      2,132,460
   Series C, 6.00%, 7/01/21 ..........................................................................      3,875,000      3,989,739
   Series D, 6.50%, 7/01/11 ..........................................................................      1,000,000      1,069,040
Saginaw Valley State University Revenue, AMBAC Insured, 5.25%, 7/01/19 ...............................      2,540,000      2,583,231
Saranac Community School District GO, MBIA Insured, 5.25%, 5/01/21 ...................................      1,350,000      1,364,351
Sault Ste. Marie Water Treatment GO, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/10 .....................      2,000,000      2,084,260
Schoolcraft Community School District GO, FGIC Insured,
   5.75%, 5/01/21 ....................................................................................      2,525,000      2,672,990
   5.375%, 5/01/26 ...................................................................................        705,000        717,760
   Pre-Refunded, 5.75%, 5/01/21 ......................................................................      1,050,000      1,111,541
   Pre-Refunded, 5.375%, 5/01/26 .....................................................................        295,000        300,340
Shelby Public School District GO, MBIA Insured, 5.625%, 5/01/21 ......................................      1,925,000      2,108,722
South Haven Public Schools GO, Refunding, FGIC Insured, 5.50%,
   5/01/13 ...........................................................................................      1,000,000      1,052,120
   5/01/17 ...........................................................................................      1,725,000      1,785,841
South Redford School District GO, FGIC Insured, 5.50%, 5/01/22 .......................................      4,610,000      4,918,409
St. Clair County Building Authority GO, MBIA Insured, 5.25%,
   4/01/18 ...........................................................................................      2,065,000      2,096,182
   4/01/21 ...........................................................................................      2,400,000      2,431,008
St. Clair County EDC, PCR, Detroit Edison Co., Refunding, Series DD, AMBAC Insured, 6.05%, 8/01/24 ...      7,745,000      8,228,056
St. John's Public Schools, FGIC Insured,
   5.625%, 5/01/20 ...................................................................................      7,000,000      7,730,660
   5.75%, 5/01/25 ....................................................................................      2,000,000      2,222,360


74
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                           AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

 Sturgis Public School District, MBIA Insured, Pre-Refunded, 6.10%, 5/01/18 ......................   $    1,000,000   $    1,106,640
 Thornapple Kellogg School District, FGIC Insured, 5.375%, 5/01/22 ...............................        1,960,000        1,994,202
 Three Rivers Community Schools, Building and Site, MBIA Insured, Pre-Refunded, 6.00%, 5/01/23 ...        2,400,000        2,722,272
 Traverse City Area Public Schools GO, Building and Site, Series I, MBIA Insured, 5.70%, 5/01/20 .        4,550,000        5,043,493
 University of Michigan Revenues, Medical Service Plan, MBIA Insured, 6.50%, 12/01/21 ............        2,365,000        2,526,222
 Vestaburg Community Schools GO, Refunding, MBIA Insured, 5.50%, 5/01/26 .........................        1,000,000        1,033,100
 Vicksburg Community Schools GO, Refunding, MBIA Insured, 5.625%,
    5/01/12 ......................................................................................        2,175,000        2,311,786
    5/01/20 ......................................................................................        1,000,000        1,042,640
 Walled Lake Consolidated School District GO, Refunding, MBIA Insured, 5.50%, 5/01/22 ............        3,000,000        3,103,350
 Wayland USD, GO, FGIC Insured, Pre-Refunded, 6.75%, 5/01/24 .....................................        2,000,000        2,325,140
 Wayne Charter County Airport Revenue, Detroit Metro Airport,
    Series A, MBIA Insured, 5.25%, 12/01/18 ......................................................        5,000,000        5,043,250
    sub lien, Refunding, Series C, MBIA Insured, 5.25%, 12/01/21 .................................        1,000,000        1,014,650
    sub lien, Series B, MBIA Insured, 6.875%, 12/01/11 ...........................................          300,000          325,680
    sub lien, Series B, MBIA Insured, 6.75%, 12/01/21 ............................................        2,000,000        2,165,340
 Wayne County Airport Revenue, Sub Lien, Series B, AMBAC Insured, 6.00%, 12/01/20 ................       10,585,000       10,835,124
 Wayne-Westland Community Schools GO, Refunding, FGIC Insured, 6.10%, 5/01/13 ....................        2,275,000        2,440,051
 West Ottawa Public School District GO,
    FGIC Insured, 5.60%, 5/01/21 .................................................................        2,355,000        2,461,399
    FGIC Insured, 5.60%, 5/01/26 .................................................................       12,100,000       12,621,873
    Refunding, FGIC Insured, 6.00%, 5/01/20 ......................................................        6,630,000        7,012,551
 Western School District GO, Refunding, MBIA Insured, 5.50%, 5/01/20 .............................        1,660,000        1,713,352
 Western Townships Utilities Authority GO, Sewer Disposal System, Refunding, FSA Insured,
    6.75%, 1/01/15 ...............................................................................       18,710,000       20,040,468
    6.50%, 1/01/19 ...............................................................................        4,915,000        5,206,361
 White Cloud Public Schools GO, Refunding, FSA Insured, 5.50%, 5/01/20 ...........................        1,000,000        1,033,650
 Williamston Community School District GO, Building and Site, MBIA Insured, 5.375%, 5/01/15 ......        4,900,000        5,084,436
 Williamston County GO, Refunding, AMBAC Insured, 6.90%, 11/01/17 ................................        1,800,000        1,956,582
 Wyandotte City School District GO, Refunding, FSA Insured, 5.625%, 5/01/13 ......................        1,800,000        1,907,982
 Wyandotte Electric Revenue, Refunding, MBIA Insured, 6.25%, 10/01/17 ............................        9,980,000       10,828,200
 Yale Public Schools District GO, AMBAC Insured,
    5.375%, 5/01/17 ..............................................................................        2,000,000        2,059,080
    5.50%, 5/01/19 ...............................................................................        1,500,000        1,554,660
 Ypsilanti School District GO, Refunding, FGIC Insured,
    5.375%, 5/01/26 ..............................................................................        3,000,000        3,054,300
    Pre-Refunded, 5.75%, 5/01/20 .................................................................        4,700,000        5,233,027
 Zeeland Public Schools GO, Series B, MBIA Insured, Pre-Refunded,
    6.05%, 5/01/19 ...............................................................................        2,900,000        3,258,063
    6.10%, 5/01/24 ...............................................................................        4,000,000        4,503,160
                                   --------------                                                                     --------------
 TOTAL LONG TERM INVESTMENTS (COST $1,100,673,081) ...............................................                     1,190,321,630
                                   --------------                                                                     --------------
(a) SHORT TERM INVESTMENTS .4%
 Delta County EDC, Environmental Improvement Revenue, Mead Escanaba Paper Project, Refunding,
    Series C, Daily VRDN and Put, 3.10%, 12/01/23 ................................................        1,400,000        1,400,000
 Flint Hospital Building Authority Revenue, Hurley Medical Center, Series B, Weekly VRDN and
    Put, 2.95%, 7/01/15 ..........................................................................          800,000          800,000
 Grand Rapids Water Supply System Revenue, Daily VRDN and Put, 2.90%, 1/01/20 ....................        2,150,000        2,150,000
 Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co., Reserve 1,
    Refunding, Daily VRDN and Put, 3.15%, 9/01/30 ................................................          400,000          400,000
 Midland County EDC, Limited Obligation Revenue, Dow Chemical Co. Project, Refunding, Series B,
    Daily VRDN and Put, 3.20%, 12/01/15 ..........................................................          325,000          325,000
 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN
    and Put, 2.40%, 12/01/15 .....................................................................          200,000          200,000


                                                                              75
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a) SHORT TERM INVESTMENTS (CONT.)

 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC
    Insured, Weekly VRDN and Put, 2.60%, 7/01/28                                                      $   400,000     $      400,000
                                                                                                                      --------------
 TOTAL SHORT TERM INVESTMENTS (COST $5,675,000)                                                                            5,675,000
                                                                                                                      --------------
 TOTAL INVESTMENTS (COST $1,106,348,081) 98.7%                                                                         1,195,996,630
 OTHER ASSETS, LESS LIABILITIES 1.3%                                                                                      15,318,720
                                                                                                                      --------------
 NET ASSETS 100.0%                                                                                                    $1,211,315,350
                                                                                                                      ==============


See glossary of terms on page 89.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.


76
FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

                                                                             YEAR ENDED FEBRUARY 28,
                                                   --------------------------------------------------------------------------
CLASS A                                               1999             1998            1997         1996(1)           1995
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........        $   12.16       $    12.01       $   12.14     $     11.88     $     12.33
                                                   ---------       ----------       ---------     -----------     -----------

Income from investment operations:
 Net investment income ....................              .61              .64             .65             .67             .69
 Net realized and unrealized gains (losses)              .01              .25            (.12)            .27            (.45)
                                                   ---------       ----------       ---------     -----------     -----------
Total from investment operations ..........              .62              .89             .53             .94             .24
                                                   ---------       ----------       ---------     -----------     -----------
Less distributions from:
 Net investment income ....................             (.62)(3)         (.64)           (.66)           (.68)           (.69)(2)
 Net realized gains .......................             (.02)            (.10)            --              --              --
                                                   ---------       ----------       ---------     -----------     -----------
Total distributions .......................             (.64)            (.74)           (.66)           (.68)           (.69)
                                                   ---------       ----------       ---------     -----------     -----------
Net asset value, end of year ..............        $   12.14       $    12.16       $   12.01     $     12.14     $     11.88
                                                   ---------       ----------       ---------     -----------     -----------
Total return* .............................             5.18%            7.60%           4.54%           8.06%           2.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........        $ 515,174       $  495,315       $ 482,128     $   492,139     $   479,934
Ratios to average net assets:
 Expenses .................................              .67%             .65%            .66%            .66%            .66%
 Net investment income ....................             5.01%            5.29%           5.47%           5.58%           5.81%
Portfolio turnover rate ...................            16.25%           14.87%          14.40%          17.72%          17.59%

CLASS C
-------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........        $   12.21       $    12.05       $   12.17     $     11.89
                                                   ---------       ----------       ---------     -----------
Income from investment operations:
 Net investment income ....................              .54              .57             .59             .50
 Net realized and unrealized gains (losses)              .01              .26            (.12)            .28
                                                   ---------       ----------       ---------     -----------
Total from investment operations ..........              .55              .83             .47             .78
                                                   ---------       ----------       ---------     -----------
Less distributions from:
 Net investment income ....................             (.55)(3)         (.57)           (.59)           (.50)
 Net realized gains .......................             (.02)            (.10)           --              --
                                                   ---------       ----------       ---------     -----------
Total distributions .......................             (.57)            (.67)           (.59)           (.50)
                                                   ---------       ----------       ---------     -----------
Net asset value, end of year ..............        $   12.19       $    12.21       $   12.05     $     12.17
                                                   ---------       ----------       ---------     -----------
Total return* .............................             4.58%            7.04%           3.98%           6.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........        $  20,896       $   10,131       $   4,844     $     1,152
Ratios to average net assets:
 Expenses .................................             1.23%            1.22%           1.23%           1.25%**
 Net investment income ....................             4.44%            4.72%           4.87%           4.94%**
Portfolio turnover rate ...................            16.25%           14.87%          14.40%          17.72%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized.

(1)For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

(2)Includes distributions from net realized gains of $.004.

(3)Includes distributions in excess of net investment income in the amount of $.001.


                       See notes to financial statements.


                                                                              77
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999


                                                                                                           PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                              AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.9%

 Albany ISD No. 745, Series A, FSA Insured, 6.00%, 2/01/16 ...........................................     $2,295,000     $2,492,416
 Albert Lea Minnesota ISD No. 241, MBIA Insured, 5.00%, 2/01/18 ......................................      2,000,000      1,997,480
 Anoka County Housing and Redevelopment Authority,
    City of Ramsey, Housing Development, AMBAC Insured, 5.00%, 1/01/28 ...............................      2,045,000      2,014,141
    Ice Arena, Series A, MBIA Insured, 5.70%, 2/01/23 ................................................      2,195,000      2,314,803
 Anoka County Resource Recovery Revenue, Northern States Power Co., AMBAC Insured, 7.15%,
    12/01/08 .........................................................................................      2,100,000      2,195,004
 Becker GO,
    Tax Increment, Refunding, Series D, MBIA Insured, 6.25%, 8/01/15 .................................      4,870,000      5,282,343
    Wastewater Treatment Facility, Series A, MBIA Insured, Pre-Refunded, 5.90%, 2/01/12 ..............        625,000        676,000
    Wastewater Treatment Facility, Series A, MBIA Insured, Pre-Refunded, 5.95%, 2/01/15 ..............        610,000        661,124
 Benson ISD No. 777 GO, FSA Insured, 6.00%, 2/01/15 ..................................................        290,000        302,186
 Big Lake ISD No. 727, MBIA Insured,
    5.625%, 2/01/19 ..................................................................................        500,000        525,855
    5.70%, 2/01/21 ...................................................................................      3,085,000      3,265,843
 Bloomington Health Care Facilities Revenue, Masonic Home Care Center, AMBAC Insured, 5.875%,
    7/01/22 ..........................................................................................      2,685,000      2,847,469
 Braham ISD No. 314, MBIA Insured, 5.20%, 2/01/19 ....................................................      1,800,000      1,813,086
 Brainerd Health Care Facilities Revenue, Benedictine Health St. Joseph, Refunding, Series D,
    MBIA Insured, 5.875%, 2/15/13 ....................................................................      3,500,000      3,761,345
 Buffalo GO,
    AMBAC Insured, 5.55%, 6/01/17 ....................................................................      1,000,000      1,042,250
    ISD No. 877, Formerly Wright County ISD No.23, Refunding, 5.00%, 2/01/22 .........................      6,255,000      6,195,765
    ISD No. 877, FSA Insured, Pre-Refunded, 6.15%, 2/01/18 ...........................................      2,800,000      3,021,088
 Burnsville ISD, Series A, FSA Insured, 6.20%, 2/01/17 ...............................................      2,105,000      2,329,056
 Champlin EDA, Housing Development, MBIA Insured, 5.625%, 2/01/26 ....................................      1,000,000      1,038,460
 Chanhassen Apartments Project GO, Series B, AMBAC Insured, 6.20%, 1/01/25 ...........................      2,975,000      3,218,831
 Columbia Heights ISD, No. 013, FSA Insured,
    5.375%, 2/01/19 ..................................................................................      2,450,000      2,509,315
    5.50%, 2/01/23 ...................................................................................      6,000,000      6,193,740
 Dakota County Housing and Redevelopment Authority SFMR,
    FNMA and GNMA Secured, 5.75%, 4/01/18 ............................................................      2,992,000      3,104,709
    FNMA and GNMA Secured, 5.85%, 10/01/30 ...........................................................      4,988,000      5,170,910
    Refunding, GNMA Secured, 8.10%, 3/01/16 ..........................................................        295,000        303,850
 Dakota County Housing and Redevelopment Authority, Governmental Housing Revenue, Eagan Senior
    Housing Facility, MBIA Insured, 5.40%, 1/01/27 ...................................................      1,315,000      1,339,880
 Dakota, Washington and Stearns County SFMR, Series 1990, GNMA Secured,
    7.80%, 12/01/10 ..................................................................................        660,000        689,700
    7.85%, 12/01/30 ..................................................................................      2,430,000      2,535,997
 Dilworth ISD No. 147, MBIA Insured, 6.00%, 2/01/15 ..................................................      1,040,000      1,116,523
 Duluth EDA,
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, 6.20%, 11/01/12 ..........      2,880,000      3,141,360
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, 6.30%, 11/01/22 ..........      5,405,000      5,877,019
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, Pre-Refunded, 6.20%,
      11/01/12 .......................................................................................      1,120,000      1,258,723
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, Pre-Refunded, 6.30%,
      11/01/22 .......................................................................................      2,125,000      2,398,955
    Hospital Facilities Revenue, St. Lukes Hospital, Series A, Connie Lee Insured, 6.40%, 5/01/12 ....      3,000,000      3,071,130
    Tax Increment Revenue, MBIA Insured, Pre-Refunded, 7.25%, 8/01/08 ................................      3,500,000      3,561,600
 Eagan MFMR, Forest Ridge Apartments, Refunding, BIG Insured, 7.50%, 3/01/27 .........................      4,420,000      4,584,778
 Eden Prairie ISD No. 272, Series A,
    FGIC Insured, 5.45%, 2/01/08 .....................................................................      1,000,000      1,035,820
    FSA Insured, 5.75%, 2/01/15 ......................................................................      4,980,000      5,233,432
 Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%,
    1/20/31 ..........................................................................................      2,000,000      2,143,300
 Eveleth EDA, Housing Development, MBIA Insured, 5.80%, 7/01/25 ......................................      1,000,000      1,059,190
 Faribault ISD No. 656, FSA Insured, 5.75%, 6/01/15 ..................................................      1,500,000      1,619,295
 Ham Lake GO, Anoka County Housing, Senior Housing Project, Series B, MBIA Insured, 6.10%, 1/01/26 ...      2,180,000      2,292,641
 Hibbing Health Care Facilities Revenue, The Duluth Clinic Ltd., FSA Insured, 5.00%, 11/01/25 ........      9,300,000      9,085,077
 Hopkins Elderly Housing Revenue, St. Therese Project, Refunding, Series A, GNMA Secured,
    5.60%, 11/20/17 ..................................................................................        750,000        776,213
    5.70%, 11/20/32 ..................................................................................      3,000,000      3,096,870
 Inner Grove Heights Tax Increment, Series D, MBIA Insured, 5.50%, 2/01/19 ...........................      1,000,000      1,026,740
 Kenyon Wanamingo ISD No. 2172, MBIA Insured, 6.00%, 2/01/22 .........................................      4,030,000      4,417,082


78
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                              AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

 Lakeville ISD No. 194,
   FGIC Insured, 5.40%, 2/01/13 ......................................................................    $ 1,000,000    $ 1,042,260
   Series C, MBIA Insured, 5.125%, 2/01/13 ...........................................................      5,325,000      5,400,988
Minneapolis and St. Paul Housing RDA, Health Care System Revenue,
   Children's Health Care, Series A, FSA Insured, 5.70%, 8/15/16 .....................................      1,005,000      1,075,842
   Health One Obligated Group, Series A, MBIA Insured, 7.40%, 8/15/11 ................................     10,390,000     11,080,304
   Health One Obligated Group, Series A, MBIA Insured, 6.75%, 8/15/14 ................................      3,950,000      4,178,903
Minneapolis and St. Paul Metropolitan Airport Commission Airport Revenue, Series A, AMBAC Insured,
   5.00%, 1/01/22 ....................................................................................     11,750,000     11,654,355
   5.20%, 1/01/24 ....................................................................................      6,600,000      6,648,444
   5.00%, 1/01/30 ....................................................................................     33,405,000     32,835,445
Minneapolis CDA and St. Paul Housing RDA, Health Care Facilities Revenue, Carondelet Community
   Hospitals Inc., Series B, BIG Insured, Pre-Refunded, 8.875%, 11/01/15 .............................        900,000      1,198,782
Minneapolis CDA, Tax Increment Revenue, Series 1990, MBIA Insured, 7.00%, 3/01/01 ....................      2,100,000      2,244,165
Minneapolis GO, Sports Arena Project, Refunding, 5.20%, 10/01/24 .....................................      3,750,000      3,831,488
Minneapolis Hospital Facilities Revenue, Fairview Hospital and Healthcare, Refunding,
   Series A, MBIA Insured, 6.50%, 1/01/11 ............................................................        600,000        648,906
   Series B, MBIA Insured, 6.70%, 1/01/17 ............................................................      7,815,000      8,473,570
Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%, 12/20/30 ...........................      6,320,000      6,324,298
Minneapolis Revenue University Gateway Project, Series A, 5.25%, 12/01/24 ............................      3,000,000      3,029,070
Minneapolis Special School District No. 001, Series A, MBIA Insured, 5.90%, 2/01/17 ..................      5,000,000      5,402,350
Minneapolis St. Paul Housing Finance Board SFMR,
   Phase VI, Series A, GNMA Secured, 8.30%, 8/01/21 ..................................................      2,030,000      2,059,902
   Series A, GNMA Secured, 8.375%, 11/01/17 ..........................................................        410,000        419,426
   Series C, GNMA Secured, 8.875%, 11/01/18 ..........................................................        310,000        317,068
Minnesota Agriculture and Economic Development Board Revenue,
   Evangelical Lutheran Good Samaritan, AMBAC Insured, 5.00%, 12/01/23 ...............................      2,750,000      2,700,005
   Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%, 12/01/22 ..............      5,180,000      5,196,524
   Health Care System, Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 .........     14,000,000     14,968,660
Minnesota State GO, Refunding, MBIA Insured, 5.40%, 8/01/09 ..........................................      3,000,000      3,137,310
Minnesota State HFA,
   Rental Housing, Refunding, Series D, MBIA Insured, 5.90%, 8/01/15 .................................      1,245,000      1,314,085
   Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 .................................      2,705,000      2,847,608
   Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 .................................      3,165,000      3,339,930
   SFMR, Series D, AMBAC Insured, 7.30%, 7/01/09 .....................................................      2,650,000      2,717,443
   SFMR, Series E, AMBAC Insured, 5.40%, 1/01/25 .....................................................      9,000,000      9,077,310
   SFMR, Series F, MBIA Insured, 6.30%, 7/01/25 ......................................................      1,500,000      1,585,740
   SFMR, Series G, AMBAC Insured, 6.25%, 7/01/26 .....................................................      2,550,000      2,691,219
   SFMR, Series I, MBIA Insured, 6.25%, 1/01/15 ......................................................      1,400,000      1,473,682
Minnesota State Higher Education Facilities Authority Revenue, Bethel College and Seminary,
   Refunding, 5.10%, 4/01/28 .........................................................................      4,100,000      4,089,627
Minnesota State Higher Educational Facilities Authority Revenue, Series 3, Connie Lee Insured,
   Pre-Refunded, 6.50%, 1/01/17 ......................................................................      3,940,000      4,128,568
Minnetonka MFHR,
   Brier Creek Project, Refunding, Series A, GNMA Secured, 6.45%, 6/20/24 ............................      2,720,000      2,918,506
   Cedar Hills East Project, FGIC Insured, 7.40%, 12/01/07 ...........................................        350,000        364,119
   Cedar Hills East Project, FGIC Insured, 7.50%, 12/01/27 ...........................................      1,000,000      1,035,540
New Hope MFR, North Ridge, Refunding, Series A, GNMA Secured,
   6.05%, 1/01/17 ....................................................................................        450,000        480,047
   6.20%, 1/01/31 ....................................................................................      5,470,000      5,781,462
North Branch ISD No. 138 GO, Series A, FGIC Insured, 5.625%, 2/01/17 .................................      1,240,000      1,334,959
North St. Paul Maplewood ISD No. 622 GO,
   Refunding, Series A, 5.125%, 2/01/25 ..............................................................      2,275,000      2,294,770
   Series A, MBIA Insured, Pre-Refunded, 7.10%, 2/01/19 ..............................................      2,000,000      2,334,880
Northeast Metropolitan ISD No. 916 GO, FSA Insured, 5.80%, 1/01/16 ...................................      5,475,000      5,764,244
Northern Municipal Power Agency Electric System Revenue,
   Refunding, FSA Insured, 5.00%, 1/01/12 ............................................................      1,780,000      1,844,685
   Refunding, FSA Insured, 5.25%, 1/01/17 ............................................................      1,000,000      1,030,760
   Refunding, FSA Insured, 5.30%, 1/01/21 ............................................................      1,000,000      1,028,150
   Refunding, Series B, AMBAC Insured, 5.50%, 1/01/18 ................................................      8,150,000      8,440,629


                                                                              79
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                              AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)

Northern Municipal Power Agency Electric System Revenue, (cont.)
   Series C, AMBAC Insured, 6.125%, 1/01/20 ..........................................................    $ 8,090,000    $ 8,790,837
Owatonna Public Utilities Commission Public Utilities Revenue, Refunding, Series A, AMBAC
   Insured, 5.45%, 1/01/16 ...........................................................................      3,350,000      3,438,239
Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
   6.25%, 6/01/16 ....................................................................................      1,600,000      1,768,176
   6.125%, 6/01/24 ...................................................................................      1,815,000      1,997,045
Princeton Hospital Revenue, Fairview Hospital and Healthcare, Series C, MBIA Insured, 6.25%,
   1/01/21 ...........................................................................................      7,205,000      7,710,575
Princeton ISD, No. 477, Mille Lacs County,
   FSA Insured, 5.125%, 2/01/24 ......................................................................      2,190,000      2,193,416
   Series A, FSA Insured, 5.375%, 2/01/17 ............................................................      2,540,000      2,591,968
Puerto Rico Commonwealth GO, Public Improvement,
   5.00%, 7/01/28 ....................................................................................     10,000,000      9,818,100
   MBIA Insured, Pre-Refunded, 6.50%, 7/01/23 ........................................................      3,000,000      3,431,790
   Series A, FGIC Insured, Pre-Refunded, 7.375%, 7/01/04 .............................................     10,000,000     10,294,400
Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ......................        750,000        786,390
Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ...........................      1,300,000      1,409,174
Robbinsdale Hospital Revenue, North Memorial Medical Center Project,
   Refunding, Series A, AMBAC Insured, 5.45%, 5/15/13 ................................................      2,000,000      2,088,460
   Refunding, Series A, AMBAC Insured, 5.55%, 5/15/19 ................................................      1,000,000      1,038,100
   Series B, AMBAC Insured, 5.45%, 5/15/13 ...........................................................      2,900,000      3,028,267
   Series B, AMBAC Insured, 5.50%, 5/15/23 ...........................................................      7,900,000      8,124,676
Rochester Health Care Facilities Revenue, Mayo Foundation, Series B, 5.50%, 11/15/27 .................      5,000,000      5,216,400
Roseville ISD No. 623, Series A,
   FGIC Insured, 6.00%, 2/01/23 ......................................................................      1,250,000      1,303,338
   FSA Insured, 5.80%, 2/01/19 .......................................................................      1,200,000      1,258,308
   FSA Insured, 5.85%, 2/01/24 .......................................................................      2,470,000      2,584,361
   FSA Insured, 6.00%, 2/01/25 .......................................................................      4,260,000      4,535,963
Scott County Housing and Redevelopment Authority Facilities Lease Revenue, AMBAC Insured,
   5.25%, 12/01/11 ...................................................................................      2,380,000      2,518,278
   5.50%, 12/01/15 ...................................................................................      1,750,000      1,850,590
Scott County Housing and Redevelopment Authority Housing Development Revenue, River City Centre
   Project, Series A, FSA Insured,
   5.35%, 2/01/20 ....................................................................................        760,000        782,762
   5.375%, 2/01/27 ...................................................................................      1,520,000      1,559,414
Scott County Housing and Redevelopment Authority Special Benefits Tax Revenue, River City Centre
   Project, Series B, AMBAC Insured, 5.50%, 2/01/27 ..................................................        675,000        700,967
Scott County Housing and Redevelopment Authority Tax Increment Development Revenue, River City
   Centre Project, Series E, FSA Insured, 5.375%, 2/01/25 ............................................      1,170,000      1,200,338
Shakopee Public Utilities Commission Revenue, AMBAC Insured, 5.60%, 8/01/18 ..........................      1,750,000      1,809,185
South Washington County ISD No. 833 GO, Refunding, Series A, FGIC Insured, 6.125%, 6/01/10 ...........      2,080,000      2,179,757
Southern Minnesota Municipal Power Agency Power Supply System Revenue,
   Refunding, Series A, MBIA Insured, ETM, 5.75%, 1/01/18 ............................................      1,000,000      1,073,000
   Series A, AMBAC Insured, 5.75%, 1/01/18 ...........................................................      2,250,000      2,382,413
   Series A, FGIC Insured, 5.75%, 1/01/18 ............................................................      1,000,000      1,058,850
   Series A, MBIA Insured, 5.00%, 1/01/12 ............................................................      5,975,000      6,104,777
   Series A, MBIA Insured, 5.75%, 1/01/18 ............................................................      8,865,000      9,386,705
   Series B, AMBAC Insured, 6.00%, 1/01/16 ...........................................................      5,000,000      5,376,150
   Series C, AMBAC Insured, 5.00%, 1/01/17 ...........................................................      1,000,000        999,930
St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding,
   Series A, AMBAC Insured, 5.00%, 7/01/15 ...........................................................      2,165,000      2,182,515
   Series C, AMBAC Insured, 5.30%, 10/01/20 ..........................................................      1,230,000      1,253,173
St. Cloud Housing and RDA, Sales Tax Revenue, Paramount Theater Project, Refunding, Series A,
   FGIC Insured, 5.00%, 3/01/22 ......................................................................      1,250,000      1,223,250
St. Francis ISD No. 015, Series A, FSA Insured,
   6.35%, 2/01/13 ....................................................................................      1,500,000      1,686,870
   6.375%, 2/01/16 ...................................................................................      5,465,000      6,153,918
St. Louis Park Health Care Facilities Revenue, Health System of Minnesota Obligated Group,
   Refunding, Series A, AMBAC Insured, 5.20%,
   7/01/16 ...........................................................................................      1,000,000      1,014,450
   7/01/23 ...........................................................................................      9,000,000      9,042,660


80
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (CONT.)


                                                                                   PRINCIPAL
 FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                     AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 St. Louis Park Hospital Facilities Revenue, Methodist Hospital Project,
    Refunding, Series A, AMBAC Insured, 7.25%,
    7/01/08 ...................................................................   $  4,115,000   $  4,397,412
    7/01/15 ...................................................................      1,000,000      1,068,630
 St. Paul Housing and Redevelopment Authority Parking Revenue, Series A, FSA
    Insured, 5.75%, 8/01/13 ...................................................      5,105,000      5,458,368
 St. Paul ISD No. 625,
    Series A, FSA Insured, 5.75%, 2/01/16 .....................................      3,500,000      3,678,395
    Series C, MBIA Insured, 6.10%, 2/01/14 ....................................      1,075,000      1,158,818
    Series C, MBIA Insured, 6.10%, 2/01/15 ....................................        500,000        537,840
 St. Paul Port Authority IDR, Series K, FGIC Insured, 9.50%,
    12/01/01 ..................................................................          5,000          5,113
    12/01/02 ..................................................................          5,000          5,190
    12/01/14 ..................................................................        190,000        187,422
 Stillwater ISD No. 834 GO, MBIA Insured, 5.75%, 2/01/15 ......................      2,990,000      3,238,379
 Todd Morrisson and Stearns Counties ISD No. 2753 GO, MBIA Insured, 5.00%,
    4/01/17 ...................................................................      2,500,000      2,499,900
 Virginia Governmental Housing Project GO, Refunding, MBIA Insured, 5.90%,
    2/01/26 ...................................................................      2,915,000      3,071,652
 Wadena ISD No. 819, GO, Refunding, AMBAC Insured, 5.60%, 2/01/20 .............      3,150,000      3,222,702
 Washington County Housing and RDAR, Government Housing, Landfall Terrace
    Project, Refunding,
    5.35%, 2/01/22 ............................................................      1,000,000      1,017,360
    5.40%, 8/01/27 ............................................................      2,015,000      2,049,920
 Washington County SFRMR, Housing and RDA, GNMA Secured, 7.60%, 12/01/11 ......        125,000        125,245
 Western Minnesota Municipal Power Agency Power Supply Revenue, Refunding,
    Series A,
    AMBAC Insured, 5.50%, 1/01/12 .............................................      2,745,000      2,938,852
    AMBAC Insured, 5.50%, 1/01/13 .............................................      4,500,000      4,800,915
    MBIA Insured, 5.50%, 1/01/15 ..............................................      5,425,000      5,441,058
 Western Minnesota Municipal Power Agency Transmission Project Revenue,
    Refunding, AMBAC Insured, 6.75%, 1/01/16 ..................................      2,000,000      2,126,480
 Worthington ISD No. 518, GO, Formerly Nobles County Consolidated School
    District No. 119, FSA Insured, 5.00%, 2/01/24 .............................      5,675,000      5,595,210
                                                                                                 ------------
 TOTAL LONG TERM INVESTMENTS (COST $499,681,161) ..............................                   524,997,218
                                                                                                 ------------
(a)SHORT TERM INVESTMENTS 1.1%
 Beltrami County Environmental Control Revenue, Northwood Panelboard,
    Daily VRDN and Put, 3.20%, 7/01/25 ........................................      1,700,000      1,700,000
    Refunding, Daily VRDN and Put, 3.10%, 12/01/21 ............................        400,000        400,000
 Duluth Tax Increment Revenue, Lake Superior Paper, Registered, Weekly VRDN and
    Put, 3.00%, 9/01/10 .......................................................      2,650,000      2,650,000
 Hutchinson IDR, Hutchinson Technology Inc. Project, Refunding, Weekly VRDN and
    Put, 3.05%, 6/01/04 .......................................................      1,000,000      1,000,000
                                                                                                 ------------
 SHORT TERM INVESTMENTS (COST $ 5,750,000) ....................................                     5,750,000
                                                                                                 ------------
 TOTAL INVESTMENTS (COST $505,431,161) 99.0% ..................................                   530,747,218
 OTHER ASSETS, LESS LIABILITIES 1.0% ..........................................                     5,322,732
                                                                                                 ------------
 NET ASSETS 100.0% ............................................................                  $536,069,950
                                                                                                 ============

See glossary of terms on page 89.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.


                                                                              81
FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                                                             YEAR ENDED FEBRUARY 28,
CLASS A                                             1999            1998              1997             1996(1)            1995
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
 (for a share outstanding throughout the year)
 Net asset value, beginning of year ..........   $     12.45     $     12.19       $     12.22       $     11.90       $     12.40
                                                 ---------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income ......................           .62             .64               .66               .68               .69
  Net realized and unrealized gains (losses) .           .07             .33              (.03)              .33              (.50)
                                                 ---------------------------------------------------------------------------------
 Total from investment operations ............           .69             .97               .63              1.01               .19
                                                 ---------------------------------------------------------------------------------
 Less distributions from:
  Net investment income ......................          (.62)           (.64)(4)          (.66)(3)          (.69)(2)          (.69)
  Net realized gains .........................          (.03)           (.07)               --                --                --
                                                 ---------------------------------------------------------------------------------
 Total distributions .........................          (.65)           (.71)             (.66)             (.69)             (.69)
                                                 ---------------------------------------------------------------------------------
 Net asset value, end of year ................   $     12.49     $     12.45       $     12.19       $     12.22       $     11.90
                                                 =================================================================================
 Total return* ...............................          5.63%           8.22%             5.35%             8.66%             1.74%

 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's) .............   $   776,592     $   741,079       $   698,360       $   685,783       $   652,545
 Ratios to average net assets:
  Expenses ...................................           .65%            .64%              .64%              .64%              .63%
  Net investment income ......................          4.98%           5.24%             5.43%             5.58%             5.83%
 Portfolio turnover rate .....................          6.56%          12.84%            14.95%            11.47%            11.76%

 CLASS C
----------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
 (for a share outstanding throughout the year)
 Net asset value, beginning of year ..........   $     12.51     $     12.24       $     12.26       $     11.90
                                                 ---------------------------------------------------------------
 Income from investment operations:
  Net investment income ......................           .55             .58               .59               .52
  Net realized and unrealized gains (losses) .           .08             .34              (.02)              .35
                                                 ---------------------------------------------------------------
 Total from investment operations ............           .63             .92               .57               .87
                                                 ---------------------------------------------------------------
 Less distributions from:
  Net investment income ......................          (.55)           (.58)             (.59)             (.51)
  Net realized gains .........................          (.03)           (.07)               --                --
                                                 ---------------------------------------------------------------
 Total distributions .........................          (.58)           (.65)             (.59)             (.51)
                                                 ---------------------------------------------------------------
 Net asset value, end of year ................   $     12.56     $     12.51       $     12.24       $     12.26
                                                 ===============================================================
 Total return* ...............................          5.10%           7.66%             4.79%             7.43%

 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's) .............   $    42,258     $    28,178       $    15,786       $     6,085
 Ratios to average net assets:
  Expenses ...................................          1.21%           1.20%             1.20%             1.22%**
  Net investment income ......................          4.42%           4.67%             4.80%             4.99%**
 Portfolio turnover rate .....................          6.56%          12.84%            14.95%            11.47%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

** Annualized.

(1) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
    C.

(2) Includes distributions in excess of net investment income in the amount of $.001.

(3) Includes distributions in excess of net investment income in the amount of $.003.

(4) Includes distributions in excess of net investment income in the amount of $.007.


                       See notes to financial statements.


82
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999


                                                                                                PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.1%
Akron Bath Copley Joint Township Hospital Revenue, Akron General Medical Center
   Project, Refunding, AMBAC Insured, 5.375%,
   1/01/17 .................................................................................   $ 1,000,000   $ 1,040,580
   1/01/22 .................................................................................     1,500,000     1,538,460
   1/01/27 .................................................................................     1,000,000     1,023,300
Akron GO, Limited Tax, FGIC Insured, 7.50%, 9/01/05 ........................................       500,000       598,905
Akron Sewer System Revenue, Refunding, MBIA Insured, 5.55%, 12/01/16 .......................     3,660,000     3,867,229
Akron Waterworks System First Mortgage Revenue, FGIC Insured, 6.00%, 3/01/14 ...............     1,000,000     1,095,640
Allen County GO, Refunding, AMBAC Insured, 5.30%, 12/01/15 .................................     1,250,000     1,280,325
Allen County Sewer Revenue, MBIA Insured, 5.70%, 12/01/13 ..................................     1,200,000     1,272,756
Archbold Area Local School District GO,
   AMBAC Insured, 6.00%, 12/01/21 ..........................................................     2,000,000     2,188,060
   Refunding, MBIA Insured, 5.90%, 12/01/11 ................................................       600,000       625,506
Aurora City School District GO, Refunding and Improvement, FGIC Insured, 5.80%,
   12/01/16 ................................................................................     1,075,000     1,158,302
Avon Local School District, AMBAC Insured, 6.00%, 12/01/20 .................................     2,500,000     2,727,875
Barberton City School District, FGIC Insured, 5.125%, 11/01/22 .............................     9,740,000     9,743,506
Beavercreek Local School District GO, FGIC Insured, 5.70%, 12/01/20 ........................     8,375,000     8,882,860
Belmont County Correctional Facility, MBIA Insured, 5.85%, 12/01/16 ........................       500,000       542,110
Bluffton Exempt Village School District, AMBAC Insured, 5.50%, 12/01/16 ....................     1,000,000     1,049,920
Brunswick City School District, AMBAC Insured, 6.90%, 12/01/12 .............................     2,295,000     2,514,287
Butler County GO, AMBAC Insured, 5.75%, 12/01/16 ...........................................     1,000,000     1,074,400
Butler County Hospital Facilities Revenue, Middletown Regional Hospital,
   Refunding and Improvement, FGIC Insured, 6.75%, 11/15/10 ................................     2,150,000     2,348,811
Butler County Transportation Improvement, Series A, FSA Insured, 5.125%, 4/01/17 ...........     2,000,000     2,029,480
Butler County Waterworks Revenue,
   AMBAC Insured, 6.35%, 12/01/08 ..........................................................       790,000       861,582
   AMBAC Insured, 6.40%, 12/01/12 ..........................................................       500,000       546,165
   AMBAC Insured, 5.45%, 12/01/16 ..........................................................     1,000,000     1,045,890
   (b)Butler County Water, Refunding and Improvement, FSA Insured, 5.00%, 12/01/19 .........     1,500,000     1,484,600
Canal Winchester Local School District GO, Franklin and Fairfield Co. Ohio, 5.30%, 12/01/25.     5,705,000     5,799,361
Cardington and Lincoln Local School District, MBIA Insured, 6.60%, 12/01/14 ................       400,000       433,596
Celina Wastewater System Mortgage Revenue, FGIC Insured, 6.55%, 11/01/16 ...................     1,200,000     1,279,392
Centerville GO, Capital Facilities, MBIA Insured, 5.65%, 12/01/18 ..........................     2,265,000     2,380,379
Chillicothe GO, Limited Tax, AMBAC Insured, 6.05%, 12/01/12 ................................       675,000       723,823
Claymont City School District, FGIC Insured, 5.70%, 12/01/21 ...............................     1,000,000     1,065,300
Clermont County Hospital Facilities Revenue, Mercy Health System,
   Refunding, Series B, AMBAC Insured, 6.00%, 9/01/19 ......................................     1,750,000     1,871,818
   Series A, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/19 ...................................       515,000       564,445
Clermont County Sewer System Revenue, AMBAC Insured, Pre-Refunded, 7.10%, 12/01/15 .........     4,280,000     4,493,315
Clermont County Waterworks Revenue, Refunding, AMBAC Insured, 5.80%, 12/01/18 ..............    11,000,000    11,709,060
Cleveland Airport Systems Revenue,
   Series A, FGIC Insured, 6.25%, 1/01/20 ..................................................     3,000,000     3,260,070
   Series A, FSA Insured, 5.125%, 1/01/27 ..................................................     5,900,000     5,817,754
   Series B, FGIC Insured, Pre-Refunded, 6.00%, 1/01/14 ....................................       985,000     1,096,128
   Series B, FGIC Insured, Pre-Refunded, 6.10%, 1/01/24 ....................................     1,450,000     1,619,926
Cleveland GO, Series 1994, MBIA Insured, Pre-Refunded, 6.70%, 11/15/18 .....................     2,000,000     2,321,280
Cleveland Public Power Systems Revenue, First Mortgage, Subordinated, Refunding,
   Series 1, MBIA Insured, 5.00%, 11/15/24 .................................................     2,220,000     2,197,645
Cleveland Waterworks Revenue,
   Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/28 ........................    23,375,000    22,987,676
   Refunding, Series F, AMBAC Insured, 6.25%, 1/01/16 ......................................     2,000,000     2,153,700
   Series F-92A, AMBAC Insured, Pre-Refunded, 6.25%, 1/01/15 ...............................     1,000,000     1,090,080
   Series H, Pre-Refunded, 5.75%, 1/01/26 ..................................................    19,750,000    22,097,485
Clinton-Massie Local School District, Issue I, AMBAC Insured, Pre-Refunded,
 7.50%, 12/01/11 ...........................................................................     1,000,000     1,123,320
Columbiana County, Refunding, FSA Insured,
 5.25%, 12/01/24 ...........................................................................     1,000,000     1,012,210
Columbus GO, Limited Tax, FGIC Insured,
 9.50%, 4/15/03 ............................................................................       975,000     1,189,032
Columbus Municipal Airport Authority Revenue,
Airport Improvement, Port Columbus International, Series B, AMBAC Insured,
 5.00%, 1/01/18 ............................................................................     3,815,000     3,821,066
Columbus State Community College General Receipts, AMBAC Insured, 5.75%, 12/01/16 ..........     2,100,000     2,300,508
Coshocton Sewer System GO, AMBAC Insured, 6.50%, 12/01/12 ..................................     1,530,000     1,685,800
Crestview Local School District GO, Construction and Improvement, AMBAC Insured, 6.65%,
 12/01/14 ..................................................................................     1,650,000     1,822,277


                                                                              83
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Cuyahoga County GO, Limited Tax, MBIA Insured, 9.375%, 10/01/04 ............................   $   100,000   $   126,743
Cuyahoga County Hospital Revenue, Metrohealth System Project, Refunding and
   Improvement, MBIA Insured, 5.50%, 2/15/27 ...............................................     3,915,000     4,060,638
Cuyahoga County Utility System Revenue,
   AMBAC Insured, 5.125%, 2/15/28 ..........................................................     1,750,000     1,753,588
   Medical Center Co. Project, Refunding, Series B, MBIA Insured, 6.10%, 8/15/15 ...........     2,945,000     3,212,229
Dayton Airport Revenue, Refunding, AMBAC Insured, 5.25%, 12/01/15 ..........................     2,000,000     2,057,480
Dayton Water System Mortgage Revenue, Refunding, MBIA Insured, 6.75%, 12/01/10 .............     1,395,000     1,427,810
Defiance GO, MBIA Insured,
   6.10%, 12/01/14 .........................................................................     1,000,000     1,096,680
   6.20%, 12/01/20 .........................................................................       750,000       823,860
Delaware City School District, FGIC Insured, 5.75%, 12/01/15 ...............................     1,640,000     1,754,324
Dover City School District, AMBAC Insured, 6.25%, 12/01/16 .................................     2,000,000     2,146,860
Dover Municipal Electric System Revenue, FGIC Insured, 6.00%, 12/01/19 .....................     1,625,000     1,773,379
Dover Waterworks Systems Revenue, AMBAC Insured, 6.00%, 12/01/13 ...........................     1,100,000     1,217,975
East Liverpool Hospital Revenue, East Liverpool City Hospital Project, Series B,
  FSA Insured, 5.00%, 10/01/21 .............................................................     1,000,000       986,640
Fairborn GO, Limited Tax, Series 1991, MBIA Insured, 7.00%, 10/01/11 .......................     1,390,000     1,547,348
Fairfield City School District GO, FGIC Insured, 6.00%, 12/01/20............................     1,000,000     1,074,910
Finneytown Local School District, FGIC Insured, 5.80%, 12/01/24 ............................     1,980,000     2,139,350
Forest Hills Local School District, MBIA Insured, 5.70%, 12/01/16 ..........................     1,500,000     1,610,010
Fostoria City School District GO, AMBAC Insured, Pre-Refunded, 6.70%, 12/01/16 .............     2,500,000     2,808,100
Franklin County Convention Facilities Authority Tax and Lease Revenue,
  Anticipation Bonds, MBIA Insured, 5.00%, 12/01/27 ........................................     5,350,000     5,261,404
Franklin County Hospital Revenue, Holy Cross Health Systems, AMBAC Insured,
  5.875%, 6/01/21...........................................................................     2,500,000     2,706,075
Green County Sewer System Revenue, Governmental Enterprise, MBIA Insured, 5.25%, 12/01/25...     6,000,000     6,126,180
Green County Water System Revenue, Series A, FGIC Insured, 6.125%, 12/01/21 ................     2,100,000     2,359,728
Green Local School District GO, Summit County, FGIC Insured,
    5.875%, 12/01/14 .......................................................................     2,800,000     3,031,672
    5.90%, 12/01/19 ........................................................................     5,150,000     5,528,319
Hamilton City Electric System Mortgage Revenue,
    Refunding, Series A, FGIC Insured, 6.00%, 10/15/23 .....................................    18,450,000    19,702,940
    Series B, FGIC Insured, 6.30%, 10/15/25 ................................................     2,340,000     2,536,841
Hamilton County Hospital Facilities Revenue,
    Bethesda Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 1/01/12 ..................     3,650,000     3,991,713
    Children's Hospital Medical Center, Series G, MBIA Insured, 5.00%, 5/15/23 .............     9,590,000     9,443,753
Hamilton County Sewer System Revenue, Refunding, Series A, FGIC Insured, 6.05%, 12/01/15 ...     3,010,000     3,341,762
Hamilton Wastewater System Revenue, Series A, FSA Insured,
    5.90%, 10/15/21 ........................................................................     3,040,000     3,284,355
    5.20%, 10/15/23 ........................................................................     7,525,000     7,616,429
Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21...............     4,665,000     4,975,596
Hillard School District GO, Refunding, FGIC Insured, 6.55%, 12/01/05........................       500,000       573,725
Hudson Local School District GO, Refunding, FGIC Insured, 5.60%, 12/15/14 ,,,,,,,,,,,,,,,,,,     2,750,000     2,903,560
Indian Lake Local School District GO, Construction and Improvement, FGIC Insured,
  5.375%, 12/01/23 .........................................................................     1,000,000     1,020,540
Indian Valley Local School District GO, AMBAC Insured, 5.75%, 12/01/19 .....................     1,000,000     1,068,580
Ironton Building Improvement, AMBAC Insured, 5.50%, 12/01/22 ...............................     1,000,000     1,041,250
Jackson Local School District GO, Stark and Summit Counties School Building, Construction
 and Improvement, MBIA Insured,
    5.40%, 12/01/13 ........................................................................     2,750,000     2,903,313
    5.50%, 12/01/21 ........................................................................     3,060,000     3,188,612
Jackson Waterworks Revenue, AMBAC Insured, 5.60%, 12/01/18 .................................       500,000       518,310
Kent City School District, FGIC Insured, 5.75%, 12/01/21 ...................................     1,500,000     1,610,565
Kent State University Revenues, General Receipts,
    AMBAC Insured, Pre-Refunded, 6.45%, 5/01/12 ............................................     1,195,000     1,319,077
    MBIA Insured, 5.50%, 5/01/28 ...........................................................     5,920,000     6,157,984
Kettering City School District, FGIC Insured, 5.25%, 12/01/22 ..............................     1,000,000     1,008,780
Lake County Hospital Facilities Revenue, Lake Hospital System Inc., AMBAC
  Insured, 5.00%, 8/15/23 ..................................................................     7,500,000     7,385,325
Lake County Hospital Improvement Revenue, Lake Hospital System Inc., Series B
  and C, AMBAC Insured,
    7.875%, 1/01/05 ........................................................................     1,940,000     1,966,035
    8.00%, 1/01/13 .........................................................................     2,185,000     2,217,032
Lake Local School District GO, Stark County, AMBAC Insured, 6.25%, 12/01/09 ................     1,000,000     1,093,010
Lakota Local District GO, AMBAC Insured, Pre-Refunded, 6.125%, 12/01/17 ....................     3,200,000     3,618,432


84
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                               PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                      AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Lebanon Electric Revenue Mortgage, AMBAC Insured, 5.60%, 12/01/16 ........................   $   795,000   $   837,016
 Liberty Benton Local School District, AMBAC Insured, Pre-Refunded,
    6.00%, 12/01/15 .......................................................................     2,000,000     2,257,240
    6.10%, 12/01/19 .......................................................................     2,045,000     2,318,498
 Lincolnview Local School District, FGIC Insured, 5.50%, 12/01/25 .........................     4,225,000     4,392,648
 Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding,
    Series B, MBIA Insured, 5.50%, 9/01/27 ................................................    12,200,000    12,673,238
 Lucas County GO, Limited Tax, FGIC Insured, 8.00%,
    12/01/06 ..............................................................................       120,000       151,046
    12/01/08 ..............................................................................       110,000       142,622
    12/01/09 ..............................................................................       120,000       157,750
    12/01/10 ..............................................................................       220,000       291,293
 Lucas County Hospital Revenue,
    Promedica Healthcare Obligation, Refunding, MBIA Insured, 5.75%, 11/15/14 .............     5,000,000     5,497,650
    St. Vincent Medical Center, Refunding, Series B, MBIA Insured, 5.25%, 8/15/20 .........     3,500,000     3,543,785
 Mahoning County GO, Bridge Improvement,
    Limited Tax, AMBAC Insured, 7.20%, 12/01/09 ...........................................     1,500,000     1,567,500
    Unlimited Tax, AMBAC Insured, 7.15%, 12/01/04 .........................................     1,500,000     1,569,120
 Mahoning County Hospital Facilities Revenue,
    Western Reserve Care, MBIA Insured, ETM, 5.50%, 10/15/25 ..............................     5,000,000     5,249,450
    Youngstown Hospital Inc. Project, Series B, MBIA Insured, Pre-Refunded, 7.00%, 10/15/08     2,000,000     2,224,980
 Mansfield Hospital Improvement Revenue, Mansfield General Hospital Project,
    AMBAC Insured, 6.70%, 12/01/09 ........................................................     2,500,000     2,728,725
 Marietta City School District, Series B, AMBAC Insured, 5.75%, 12/01/07 ..................     1,000,000     1,072,400
 Marietta Sewer System Mortgage Revenue, BIG Insured, 7.50%, 11/01/07 .....................       465,000       475,114
 Marietta Water Revenue, AMBAC Insured, 5.95%, 12/01/21 ...................................     3,875,000     4,218,364
 Marysville Exempted Village School District GO, MBIA Insured, 5.75%, 12/01/23 ............     1,000,000     1,058,770
 Marysville Water Systems, Refunding, AMBAC Insured,
    5.40%, 12/01/13 .......................................................................     1,000,000     1,037,860
    5.50%, 12/01/18 .......................................................................     1,500,000     1,545,975
 Mason Sewer Systems Revenue, FGIC Insured, 6.00%, 12/01/19 ...............................     1,935,000     2,091,232
 Maumee Hospital Revenue, Saint Luke's Hospital Project, Refunding, AMBAC Insured,
    5.80%, 12/01/14 .......................................................................     2,755,000     2,997,468
 Mentor Exempted Village School District, MBIA Insured,
    5.375%, 12/01/11 ......................................................................     1,000,000     1,047,970
    6.625%, 12/01/13 ......................................................................     2,000,000     2,181,860
    Pre-Refunded, 7.40%, 12/01/11 .........................................................     2,040,000     2,146,141
 Miami County Hospital Facilities Revenue, Upper Valley Medical Center, Nursing Care Inc.,
    Series B, MBIA Insured, 6.50%, 5/01/21 ................................................     1,340,000     1,421,995
 Middleburg Heights Hospital Revenue, Southwest General Health Center, Refunding,
    FSA Insured, 5.75%, 8/15/21 ...........................................................     1,500,000     1,627,125
 Montgomery County Hospital Facilities Revenue, Kettering Medical Center Facilities,
    MBIA Insured,
    7.40%, 4/01/09 ........................................................................    15,000,000    15,337,650
    5.50%, 4/01/26 ........................................................................     2,000,000     2,070,700
    Pre-Refunded, 7.50%, 4/01/14 ..........................................................     5,000,000     5,117,050
 Montgomery County Revenue,
    Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/12 ............     1,600,000     1,749,040
    Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/16 ............     3,250,000     3,515,298
 Sisters of Charity Health Care, Series A, MBIA Insured, 6.625%, 5/15/21 ..................     1,565,000     1,677,195
 Muskingum County GO,
    County Office Building Improvement, AMBAC Insured, 7.20%, 12/01/10 ....................     1,000,000     1,073,920
    Justice Center Improvement, AMBAC Insured, Pre-Refunded, 6.375%, 12/01/17 .............     1,695,000     1,887,942
 Napoleon City School District GO, AMBAC Insured, 5.375%, 12/01/18 ........................     1,000,000     1,024,080
 New Lexington HDC, Mortgage Revenue, Lincoln Park, Refunding, Series A, MBIA Insured,
    5.85%, 1/01/21 ........................................................................     1,070,000     1,112,500
 New Philadelphia City School District GO, School Improvement, AMBAC Insured,
    6.25%, 12/01/17 .......................................................................     2,000,000     2,158,380
 New Richmond Exempted Village School District GO, AMBAC Insured, 7.125%, 9/01/09 .........     1,500,000     1,539,810
 North Olmsted GO, AMBAC Insured, 6.25%, 12/15/12 .........................................     3,800,000     4,149,942
 North Ridgeville GO, City School District, AMBAC Insured, 6.30%, 12/01/17 ................     2,900,000     3,134,204
 Northeastern Local School District GO, Clark County Improvement, FGIC Insured,
    5.55%, 12/01/18 .......................................................................     1,000,000     1,047,430
 Northridge Local School District GO, Licking, Knox and Del Counties Improvement,
    FSA Insured, 5.75%, 12/01/18 ..........................................................     1,090,000     1,158,180
 Northwest Local School District GO,
    Hamilton County, FGIC Insured, 5.15%, 12/01/22 ........................................     3,400,000     3,415,232
    Scioto County, AMBAC Insured, 7.05%, 12/01/14 .........................................     2,000,000     2,193,880


                                                                              85
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                           PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                   AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Oak Hills Local School District GO, MBIA Insured, 5.45%, 12/01/21 ....................   $ 5,000,000   $ 5,191,000
 Ohio Capital Corp. HMR,
    Refunding, Series G, MBIA Insured, 6.35%, 7/01/22 .................................     2,000,000     2,134,180
    Refunding, Series H, MBIA Insured, 6.90%, 7/01/24 .................................     4,215,000     4,441,514
    Refunding, Series J, MBIA Insured, 6.50%, 1/01/25 .................................     3,500,000     3,644,970
    Westview Apartments, Refunding, Series A, MBIA Insured, 6.125%, 1/01/15 ...........     1,625,000     1,736,410
    Westview Apartments, Refunding, Series A, MBIA Insured, 6.25%, 1/01/23 ............     2,565,000     2,727,698
 Ohio HFA,
    MFHR, Northridge Apartments, FGIC Insured, 10.35%, 12/01/25 .......................       760,000       829,335
    MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%, 5/01/32 ........     2,035,000     2,087,279
    RMR, Residential, Series A-1, GNMA Secured, 5.40%, 9/01/29 ........................     3,900,000     3,954,873
    SFMR, Series A, GNMA Secured, 7.65%, 3/01/29 ......................................     2,960,000     3,048,682
    SFMR, Series B, GNMA Secured, 7.40%, 9/01/15 ......................................       635,000       659,809
    SFMR, Series C, GNMA Secured, 7.85%, 9/01/21 ......................................     1,455,000     1,530,034
    SFMR, Series C, GNMA Secured, Pre-Refunded, 8.00%, 9/01/08 ........................     1,690,000     1,740,700
    SFMR, Series C, GNMA Secured, Pre-Refunded, 8.125%, 3/01/20 .......................     1,560,000     1,606,800
    SFMR, Series D, GNMA Secured, 7.50%, 9/01/13 ......................................       945,000       990,436
    SFMR, Series D, GNMA Secured, 7.05%, 9/01/16 ......................................     3,760,000     3,944,503
    SFMR, Series I, GNMA Secured, 7.60%, 9/01/16 ......................................     2,640,000     2,768,726
 Ohio Municipal Electric Generation Agency Joint Venture 5, Certificates of
    Beneficial Interest, AMBAC Insured,
    5.625%, 2/15/16 ...................................................................    13,000,000    13,651,950
    5.375%, 2/15/24 ...................................................................     7,680,000     7,854,182
 Ohio State Air Quality Development Authority Revenue,
    Cincinnati Gas and Electric, Refunding, Series B, MBIA Insured, 5.45%, 1/01/24 ....     5,000,000     5,128,400
    Columbus and Southern Power, Series A, FGIC Insured, 6.375%, 12/01/20 .............     4,000,000     4,372,520
    JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22 ...........................     7,500,000     7,794,975
    JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 1/01/29 .................     1,230,000     1,347,084
    JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 4/01/29 .................    15,245,000    16,696,172
    PCR, Ohio Edison, Refunding, Series A, FGIC Insured, 7.45%, 3/01/16 ...............     1,000,000     1,054,250
    PCR, Ohio Edison, Refunding, Series B, AMBAC Insured, 5.625%, 11/15/29 ............     5,400,000     5,630,256
    PCR, Pennsylvania Power Co., Refunding, Series A, AMBAC Insured, 6.45%, 5/01/27 ...     7,000,000     7,590,520
 Ohio State Building Authority Revenue, Adult Correctional Facilities, Series A,
    AMBAC Insured, 5.60%, 4/01/16 .....................................................     2,000,000     2,119,640
    MBIA Insured, 6.125%, 10/01/13 ....................................................    13,000,000    14,452,360
 Ohio State Department of Transportation COP, Panhandle Rail Line Project, FSA Insured,
    6.50%, 4/15/12 ....................................................................     1,100,000     1,198,538
 Ohio State Education Loan Revenue, Series A-1, AMBAC Insured, 5.85%, 12/01/19 ........     5,000,000     5,202,750
 Ohio State Higher Educational Facility Commission Revenue,
(b)Higher Educational Facility Oberlin College, AMBAC Insured, 5.00%, 10/01/26 ........     5,000,000     4,955,450
    University Dayton Project, FGIC Insured, 5.80%, 12/01/14 ..........................     1,300,000     1,399,255
    University Dayton Project, FGIC Insured, 6.75%, 12/01/15 ..........................     1,725,000     1,901,537
    University Dayton Project, FGIC Insured, Pre-Refunded, 7.25%, 12/01/12 ............       450,000       486,995
    Xavier University Higher Educational Facility, MBIA Insured, 5.375%, 5/15/22 ......     5,000,000     5,152,050
 Ohio State Turnpike Commission Turnpike Revenue, Series A,
    FGIC Insured, Pre-Refunded, 5.75%, 2/15/24 ........................................     1,000,000     1,103,810
    MBIA Insured, Pre-Refunded, 5.50%, 2/15/26 ........................................    19,400,000    21,444,760
 Ohio State Water Development Authority PCR, Facilities Revenue,
    Pennsylvania Power Co. Project, Refunding, AMBAC Insured, 6.15%, 8/01/23 ..........     3,420,000     3,719,524
    Water Control Loan Fund, Water Quality Series, MBIA Insured, 5.125%, 6/01/19 ......     5,000,000     5,051,050
 Ohio State Water Development Authority Revenue,
    Cincinnati Gas, Refunding, Series A, MBIA Insured, 5.45%, 1/01/24 .................     4,000,000     4,102,720
    Dayton Power, Refunding, Series A, AMBAC Insured, 6.40%, 8/15/27 ..................     5,000,000     5,379,400
    Fresh Water Service, AMBAC Insured, 5.90%, 12/01/21 ...............................     8,750,000     9,467,500
    Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/11 .............     1,000,000     1,069,950
    Pure Water, Refunding and Improvement, AMBAC Insured, ETM, 5.50%, 12/01/18 ........     4,450,000     4,617,988
    Pure Water, Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 .........................     2,000,000     2,371,180
 Olentangy Local School District GO, BIG Insured, 7.75%,
    12/01/08 ..........................................................................       375,000       476,040
    12/01/09 ..........................................................................       375,000       481,605
    12/01/10 ..........................................................................       375,000       490,433


86
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                              PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                      AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Olmsted Falls Local School District, FGIC Insured,
    5.85%, 12/15/17 ......................................................................   $ 1,500,000   $ 1,608,495
    Pre-Refunded, 7.05%, 12/15/11 ........................................................     1,000,000     1,112,870
 Ontario Local School District GO, FSA Insured, 5.125%, 12/01/18 .........................     4,000,000     4,018,960
 Orrville Water Systems Improvement Revenue, MBIA Insured, 6.125%, 12/01/18 ..............     1,150,000     1,258,319
 Ottawa County GO, Catawba Isle, AMBAC Insured, Pre-Refunded, 7.00%, 9/01/11 .............     1,500,000     1,641,645
 Ottawa County Sewer System Revenue, Danbury Project, Refunding, AMBAC Insured,
    5.50%, 10/01/14 ......................................................................     1,950,000     2,038,335
 Painesville Township Local School District GO, Lake County, FGIC Insured,
    5.625%, 12/01/09 .....................................................................     3,240,000     3,456,432
    5.65%, 12/01/15 ......................................................................     4,490,000     4,731,113
 Perrysburg Exempted Village School District, AMBAC Insured, 6.00%, 12/01/15 .............     2,000,000     2,163,080
 Pickerington Local School District GO,
    AMBAC Insured, 5.00%, 12/01/25 .......................................................     8,335,000     8,142,045
    Refunding, AMBAC Insured, 5.55%, 12/01/07 ............................................     1,000,000     1,076,570
 Powell Village GO, Series A, MBIA Insured,
    5.55%, 12/01/17 ......................................................................       840,000       881,168
    5.60%, 12/01/22 ......................................................................       445,000       468,518
 Puerto Rico Commonwealth GO,
    FSA Insured, 5.40%, 7/01/25 ..........................................................     3,000,000     3,095,130
    Refunding, MBIA Insured, 5.75%, 7/01/24 ..............................................     2,000,000     2,140,560
 Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured,
    5.50%, 7/01/21 .......................................................................     4,000,000     4,176,120
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ..............    11,000,000    11,325,710
 Revere Local School District GO, AMBAC Insured,
    5.25%, 12/01/16 ......................................................................     2,000,000     2,039,640
    6.00%, 12/01/16 ......................................................................     1,600,000     1,727,280
 Reynoldsburg City School District GO, Refunding, FGIC Insured, 5.45%, 12/01/17 ..........     4,075,000     4,243,461
 Salem GO, AMBAC Insured, 6.50%, 12/01/06 ................................................     2,000,000     2,311,280
 South Range Local School District GO, MBIA Insured, 6.15%, 12/01/18 .....................       700,000       760,753
 SouthWest Regional Water District Revenue, MBIA Insured, 6.00%,
    12/01/15 .............................................................................     1,000,000     1,096,810
    12/01/20 .............................................................................       700,000       763,070
 South-Western City School District of Ohio Franklin and Pickway Counties GO,
    FGIC Insured, ETM, 7.875%,
    12/01/04 .............................................................................       550,000       661,496
    12/01/06 .............................................................................       600,000       748,938
    12/01/07 .............................................................................       600,000       757,410
 Springboro Sewer Systems Revenue, Refunding, MBIA Insured, 5.70%, 6/01/18 ...............     1,410,000     1,505,908
 Springboro Water Systems Revenue, Refunding, AMBAC Insured, 5.45%, 12/01/18 .............     1,125,000     1,153,868
 St. Mary's Electric System Mortgage Revenue, AMBAC Insured, 6.65%, 12/01/11 .............       600,000       655,440
 St. Mary's Waterworks Revenue, AMBAC Insured, 6.65%, 12/01/11 ...........................       750,000       819,300
 Stark County GO, Refunding, AMBAC Insured, 5.70%, 11/15/17 ..............................     2,775,000     2,939,252
 Stark County Sewer District Improvement Bonds, FGIC Insured, 5.80%, 12/01/16 ............     1,000,000     1,084,590
 Steubenville City School District, Series A, AMBAC Insured, Pre-Refunded, 6.20%, 12/01/17     2,075,000     2,333,566
 Struthers City School District, AMBAC Insured, 6.50%, 12/01/14 ..........................     1,750,000     1,919,208
 Summit County GO, Limited Tax, Refunding, Series B, AMBAC Insured, 6.95%, 8/01/08 .......       400,000       434,216
 Sylvania City School District, FGIC Insured, 5.75%, 12/01/22 ............................     4,830,000     5,120,283
 Toledo GO, Limited Tax,
    AMBAC Insured, 5.95%, 12/01/15 .......................................................     3,715,000     4,055,071
    AMBAC Insured, 6.00%, 12/01/16 .......................................................     1,000,000     1,100,880
    FGIC Insured, 7.375%, 12/01/00 .......................................................       500,000       535,640
    FGIC Insured, 7.375%, 12/01/02 .......................................................       400,000       451,376
    FGIC Insured, 7.375%, 12/01/03 .......................................................       650,000       747,221
    FGIC Insured, 7.375%, 12/01/04 .......................................................       650,000       760,812
    FGIC Insured, 7.375%, 12/01/05 .......................................................       650,000       768,385
    FGIC Insured, 7.375%, 12/01/06 .......................................................       625,000       745,400
 Toledo Sewerage System Mortgage Revenue, Series B, MBIA Insured, 7.75%, 11/15/17 ........     2,320,000     2,386,166
 Trumbull County Hospital Revenue,
    Refunding and Improvement, Series A, FGIC Insured, 6.25%, 11/15/12 ...................     1,000,000     1,109,020
    Refunding, Series B, FGIC Insured, 6.90%, 11/15/12 ...................................     2,000,000     2,269,020


                                                                              87
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                      PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                             AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Twinsburg City School District, FSA Insured, 6.70%, 12/01/11 ....................   $  4,000,000   $  4,350,600
 University of Cincinnati COP, MBIA Insured, 6.75%, 12/01/09 .....................      1,600,000      1,766,144
 University of Cincinnati General Receipt,
    Series AD, MBIA Insured, 5.125%, 6/01/20 .....................................      1,500,000      1,503,375
    Series W, MBIA Insured, 5.85%, 6/01/16 .......................................      1,630,000      1,760,693
 University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 ......      6,000,000      6,116,100
 University of Toledo General Receipt,
    FGIC Insured, 5.30%, 6/01/18 .................................................      2,000,000      2,044,460
    Refunding, Series A, FGIC Insured, 5.90%, 6/01/20 ............................      5,500,000      5,810,310
 Upper Arlington County School District GO, MBIA Insured, 5.25%, 12/01/22 ........      5,000,000      5,059,000
 Urbana Wastewater Treatment Plant GO, Improvement, AMBAC Insured, 7.05%, 12/01/11      1,000,000      1,118,900
 Valley Local School District, AMBAC Insured, 7.00%, 12/01/13 ....................      1,400,000      1,596,420
 Warren GO,
    MBIA Insured, 6.65%, 11/01/12 ................................................      2,415,000      2,752,424
    Refunding, AMBAC Insured, 5.50%, 11/15/13 ....................................      1,015,000      1,089,633
 Wausen Exempt Village School District GO, Refunding and School Improvements,
    MBIA Insured, 5.50%, 12/01/17 ................................................      1,800,000      1,883,214
 Wayne Local School District GO, Warren County, AMBAC Insured, 6.10%, 12/01/24 ...      1,800,000      1,976,868
 Westerville, Minerva Park, and Blendon Joint Township Hospital District Revenue,
    St. Ann's Hospital, Refunding, Series B,
    AMBAC Insured, ETM, 7.00%, 9/15/12 ...........................................      5,000,000      5,329,450
 Wilmington City School District GO, FGIC Insured, 6.30%, 12/01/14 ...............      2,000,000      2,147,120
 Wilmington Sewer System Revenue, First Mortgage, Refunding, MBIA Insured,
    5.30%, 2/15/18 ...............................................................      1,170,000      1,200,993
 Wilmington Water Revenue, First Mortgage System, AMBAC Insured,
    5.90%, 6/15/14 ...............................................................      1,275,000      1,394,761
    6.00%, 6/15/21 ...............................................................      2,510,000      2,736,703
 Woodmore Local School District GO, Refunding, AMBAC Insured, 5.65%, 12/01/08 ....        500,000        538,170
 Wooster City School District GO, AMBAC Insured, 6.50%, 12/01/17 .................      8,700,000      9,711,810
 Worthington City School District GO, Refunding, FGIC Insured, 6.375%, 12/01/12 ..      2,350,000      2,552,641
 Youngstown State University General Receipts, AMBAC Insured, 6.00%, 12/15/16 ....      2,250,000      2,540,880
 Zane Trace Local School District GO, AMBAC Insured, 5.45%, 12/01/19 .............      1,000,000      1,039,770
                                                                                                    ------------
 TOTAL LONG TERM INVESTMENTS (COST $759,384,531) .................................                   811,625,146
                                                                                                    ------------
(a)SHORT TERM INVESTMENTS .5%
 Cuyahoga County IDR, Allen Group Inc. Project, Weekly VRDN and Put,
    2.95%, 12/01/15 ..............................................................        300,000        300,000
 Ohio State Air Quality Development Authority Revenue, Cincinnati Gas and
    Electric, Refunding, Series A,
    Daily VRDN and Put, 3.15%, 9/01/30 ...........................................      1,500,000      1,500,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
    AMBAC Insured, Weekly VRDN and Put,
    2.60%, 7/01/28 ...............................................................      2,200,000      2,200,000
                                                                                                    ------------
 TOTAL SHORT TERM INVESTMENTS (COST $4,000,000) ..................................                     4,000,000
                                                                                                    ------------
 TOTAL INVESTMENTS (COST $763,384,531) 99.6% .....................................                   815,625,146
 OTHER ASSETS, LESS LIABILITIES .4% ..............................................                     3,225,425
                                                                                                    ------------
 NET ASSETS 100.0% ...............................................................                  $818,850,571
                                                                                                    ============

See glossary of terms on page 89.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.


88
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

GLOSSARY OF TERMS
--------------------------------------------------------------------------------

AD    - Assessment District

AMBAC - American Municipal Bond Assurance Corp.

BART  - Bay Area Rapid Transit

BIG   - Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).

CDA   - Community Development Authority/Agency

CDD   - Community Development District

COP   - Certificate of Participation

EDA   - Economic Development Authority

EDC   - Economic Development Corp.

ETM   - Escrow to Maturity

FGIC  - Financial Guaranty Insurance Co.

FHA   - Federal Housing Authority/Agency

FNMA  - Federal National Mortgage Association

FSA   - Financial Security Assistance (some of the securities shown as FSA
        Insured were originally issued by Capital Guaranty Insurance Co. (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).

GNMA  - Government National Mortgage Association

GO    - General Obligation

HDA   - Housing Development Authority/Agency

HDC   - Housing Development Corp.

HFA   - Housing Finance Authority/Agency

HFAR  - Housing Finance Authority Revenue

HFC   - Housing Finance Corp.

HMR   - Home Mortgage Revenue

ID    - Improvement District

IDA   - Industrial Development Authority/Agency

IDAR  - Industrial Development Authority/Agency Revenue

IDR   - Industrial Development Revenue

ISD   - Independent School District

LP    - Limited Partnership

MBIA  - Municipal Bond Investors Assurance Corp.

MF    - Multi-Family

MFHR  - Multi-Family Housing Revenue

MFMR  - Multi-Family Mortgage Revenue

MFR   - Multi-Family Revenue

MTA   - Metropolitan Transit Authority

MUD   - Municipal Utility District

PBA   - Public Building Authority

PCC   - Pollution Control Corporation

PCR   - Pollution Control Revenue

PUD   - Public Utility District

RDA   - Redevelopment Authority/Agency

RDAR  - Redevelopment Authority/Agency Revenue

RMR   - Residential Mortgage Revenue

SF    - Single Family

SFM   - Single Family Mortgage

SFMR  - Single Family Mortgage Revenue

SFRMR - Single Family Residential Mortgage Revenue

UHSD  - Unified High School District

USD   - Unified School District


                                                                              89
FRANKLIN TAX-FREE TRUST
Financial Statements


STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999


                                                                            FRANKLIN           FRANKLIN
                                                                         ARIZONA INSURED    FLORIDA INSURED       FRANKLIN
                                                                             TAX-FREE          TAX-FREE       INSURED TAX-FREE
                                                                           INCOME FUND        INCOME FUND        INCOME FUND
                                                                         ---------------    ---------------    ---------------
Assets:
 Investments in securities:
  Cost ...............................................................   $    76,557,736    $   115,940,869    $ 1,671,809,661
                                                                         =====================================================
  Value ..............................................................        80,031,977        122,730,335      1,782,702,781
 Cash ................................................................            12,357             11,359          3,916,593
 Receivables:
  Capital shares sold ................................................           301,093            193,329          1,657,856
  Interest ...........................................................           761,155          2,069,351         23,907,792
                                                                         -----------------------------------------------------
Total assets .........................................................        81,106,582        125,004,374      1,812,185,022
                                                                         -----------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................................                --                 --         11,879,828
  Capital shares redeemed ............................................            93,331             86,779          1,905,738
  Affiliates .........................................................            43,761             64,549          1,032,266
  Shareholders .......................................................           190,944            218,465          2,979,752
 Distributions to shareholders .......................................            88,859            137,240          2,115,033
 Other liabilities ...................................................             5,262              9,519             92,331
                                                                         -----------------------------------------------------
Total liabilities ....................................................           422,157            516,552         20,004,948
                                                                         -----------------------------------------------------
 Net assets, at value ................................................   $    80,684,425    $   124,487,822    $ 1,792,180,074
                                                                         =====================================================
Net assets consist of:
 Undistributed net investment income .................................   $        67,696    $        40,425    $            --
 Accumulated distributions in excess of net investment income ........                --                 --         (1,730,568)
 Net unrealized appreciation .........................................         3,474,241          6,789,466        110,893,120
 Accumulated net realized gain (loss) ................................          (182,835)        (1,267,548)         3,062,284
 Capital shares ......................................................        77,325,323        118,925,479      1,679,955,238
                                                                         -----------------------------------------------------
 Net assets, at value ................................................   $    80,684,425    $   124,487,822    $ 1,792,180,074
                                                                         =====================================================
Class A:
 Net assets, at value ................................................   $    80,684,425    $   124,487,822    $ 1,727,013,645
                                                                         =====================================================
 Shares outstanding ..................................................         7,442,975         11,825,883        140,839,755
                                                                         =====================================================
 Net asset value per share* ..........................................   $         10.84    $         10.53    $         12.26
                                                                         =====================================================
 Maximum offering price per share (net asset value per share / 95.75%)   $         11.32    $         11.00    $         12.80
                                                                         =====================================================
Class C:
 Net assets, at value ................................................                --                 --    $    65,166,429
                                                                         =====================================================
 Shares outstanding ..................................................                --                 --          5,284,153
                                                                         =====================================================
 Net asset value per share* ..........................................                --                 --    $         12.33
                                                                         =====================================================
 Maximum offering price per share (net asset value per share / 99.00%)                --                 --    $         12.45
                                                                         =====================================================

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.


90
FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 1999


                                                                          FRANKLIN        FRANKLIN       FRANKLIN       FRANKLIN
                                                                        MASSACHUSETTS     MICHIGAN       MINNESOTA        OHIO
                                                                          INSURED          INSURED        INSURED        INSURED
                                                                         TAX-FREE         TAX-FREE        TAX-FREE       TAX-FREE
                                                                        INCOME FUND      INCOME FUND    INCOME FUND    INCOME FUND
                                                                        -----------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...............................................................  $340,631,592   $1,106,348,081   $505,431,161   $763,384,531
                                                                        ===========================================================
  Value ..............................................................   362,469,032    1,195,996,630    530,747,218    815,625,146
 Cash ................................................................       243,854          478,098        869,149        439,000
 Receivables:
  Capital shares sold ................................................       540,540        1,301,117      1,366,844        978,222
  Interest ...........................................................     4,760,073       18,808,415      5,265,115     11,920,017
                                                                        -----------------------------------------------------------
Total assets .........................................................   368,013,499    1,216,584,260    538,248,326    828,962,385
                                                                        -----------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................................            --               --             --      6,492,427
  Capital shares redeemed ............................................       116,805          898,357        464,032        622,561
  Affiliates .........................................................       242,193          730,703        331,595        511,693
  Shareholders .......................................................       831,335        2,196,624        716,246      1,488,143
 Distributions to shareholders .......................................       419,797        1,385,215        625,772        946,716
 Other liabilities ...................................................        22,886           58,011         40,731         50,274
                                                                        -----------------------------------------------------------
Total liabilities ....................................................     1,633,016        5,268,910      2,178,376     10,111,814
                                                                        -----------------------------------------------------------
 Net assets, at value ................................................  $366,380,483   $1,211,315,350   $536,069,950   $818,850,571
                                                                        ===========================================================
Net assets consist of:
 Accumulated distributions in excess of net investment income ........  $   (184,372)  $   (1,057,561)  $    (47,855)  $    (27,565)
 Net unrealized appreciation .........................................    21,837,440       89,648,549     25,316,057     52,240,615
 Accumulated net realized gain (loss) ................................            --          (84,031)     1,059,053      1,147,411
 Capital shares ......................................................   344,727,415    1,122,808,393    509,742,695    765,490,110
                                                                        -----------------------------------------------------------
 Net assets, at value ................................................  $366,380,483   $1,211,315,350   $536,069,950   $818,850,571
                                                                        ===========================================================
Class A:
 Net assets, at value ................................................  $340,109,185   $1,161,345,331   $515,173,828   $776,592,398
                                                                        ===========================================================
 Shares outstanding ..................................................    29,050,502       94,578,729     42,439,549     62,170,225
                                                                        ===========================================================
 Net asset value per share* ..........................................  $      11.71   $        12.28   $      12.14   $      12.49
                                                                        ===========================================================
 Maximum offering price per share (net asset value per share / 95.75%)  $      12.23   $        12.83   $      12.68   $      13.04
                                                                        ===========================================================
Class C:
 Net assets, at value ................................................  $ 26,271,298   $   49,970,019   $ 20,896,122   $ 42,258,173
                                                                        ===========================================================
 Shares outstanding ..................................................     2,233,198        4,043,774      1,713,805      3,365,166
                                                                        ===========================================================
 Net asset value per share* ..........................................  $      11.76   $        12.36   $      12.19   $      12.56
                                                                        ===========================================================
 Maximum offering price per share (net asset value per share / 99.00%)  $      11.88   $        12.48   $      12.31   $      12.69
                                                                        ===========================================================

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.


                                                                              91
FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1999


                                                                FRANKLIN          FRANKLIN
                                                             ARIZONA INSURED   FLORIDA INSURED     FRANKLIN
                                                                TAX-FREE          TAX-FREE      INSURED TAX-FREE
                                                               INCOME FUND       INCOME FUND       INCOME FUND
                                                              -------------------------------------------------
Investment income:
 Interest ................................................    $   3,526,936     $   5,997,743     $ 100,799,419
                                                              -------------------------------------------------
Expenses:
 Management fees (Note 3) ................................          444,848           697,080         8,186,468
 Distribution fees (Note 3)
  Class A ................................................           66,900           113,229         1,477,735
  Class C ................................................               --                --           330,443
 Transfer agent fees (Note 3) ............................           19,479            36,373           639,009
 Custodian fees ..........................................              637             1,098            17,493
 Reports to shareholders .................................            6,949            12,162           226,595
 Registration and filing fees ............................            9,273             8,760           122,126
 Professional fees .......................................            2,545             3,558            42,309
 Trustees' fees and expenses .............................              699             1,106            15,828
 Other ...................................................           16,204            21,813           119,602
                                                              -------------------------------------------------
  Total expenses .........................................          567,534           895,179        11,177,608
  Expenses waived/paid by affiliate (Note 3) .............         (315,223)         (417,537)               --
                                                              -------------------------------------------------
 Net expenses ............................................          252,311           477,642        11,177,608
                                                              -------------------------------------------------
  Net investment income ..................................        3,274,625         5,520,101        89,621,811
                                                              -------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments ......................           64,058             2,867        10,620,546
 Net unrealized appreciation (depreciation) on investments          334,186           979,147        (3,082,372)
                                                              -------------------------------------------------
Net realized and unrealized gain .........................          398,244           982,014         7,538,174
Net increase in net assets resulting from operations .....    $   3,672,869     $   6,502,115     $  97,159,985
                                                              =================================================


                       See notes to financial statements.


92
FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 1999


                                                               FRANKLIN           FRANKLIN          FRANKLIN          FRANKLIN
                                                             MASSACHUSETTS        MICHIGAN          MINNESOTA           OHIO
                                                            INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE
                                                              INCOME FUND        INCOME FUND       INCOME FUND       INCOME FUND
                                                              -------------------------------------------------------------------
Investment income:
 Interest ................................................    $ 20,020,960       $ 66,806,324      $ 29,428,362      $ 44,538,395
                                                              -------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ................................       1,842,232          5,623,372         2,591,321         3,822,228
 Distribution fees (Note 3)
  Class A ................................................         296,450          1,014,288           443,034           680,046
  Class C ................................................         124,618            269,619           100,209           229,041
 Transfer agent fees (Note 3) ............................         141,391            564,054           236,613           361,491
 Custodian fees ..........................................           3,521             11,911             5,222             7,928
 Reports to shareholders .................................          46,822            169,807            77,042           119,373
 Registration and filing fees ............................          13,174             21,155            12,682            29,030
 Professional fees .......................................           9,111             31,600            12,831            18,851
 Trustees' fees and expenses .............................           3,297             10,773             4,805             7,086
 Other ...................................................          36,619             27,547            51,466            75,266
                                                              -------------------------------------------------------------------
      Total expenses .....................................       2,517,235          7,744,126         3,535,225         5,350,340
                                                              -------------------------------------------------------------------
      Net investment income ..............................      17,503,725         59,062,198        25,893,137        39,188,055
                                                              -------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments ......................         549,086          2,222,023         1,829,574         2,482,460
 Net unrealized appreciation (depreciation) on investments          (1,068)        10,636,500        (1,790,539)        1,410,754
                                                              -------------------------------------------------------------------
Net realized and unrealized gain .........................         548,018         12,858,523            39,035         3,893,214
                                                              -------------------------------------------------------------------
Net increase in net assets resulting from operations .....    $ 18,051,743       $ 71,920,721      $ 25,932,172      $ 43,081,269
                                                              ===================================================================


                       See notes to financial statements.


                                                                              93
FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998


                                                                FRANKLIN ARIZONA INSURED           FRANKLIN FLORIDA INSURED
                                                                  TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                                              ----------------------------------------------------------------
                                                                  1999             1998             1999             1998
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................   $   3,274,625    $   2,419,028    $   5,520,101    $   4,570,472
  Net realized gain from investments ......................          64,058          186,266            2,867          139,100
  Net unrealized appreciation on investments ..............         334,186        1,729,964          979,147        3,782,107
                                                              ----------------------------------------------------------------
Net increase in net assets resulting from operations ......       3,672,869        4,335,258        6,502,115        8,491,679
 Distributions to shareholders from net investment income .      (3,262,224)      (2,451,451)      (5,528,406)      (4,572,391)
 Capital share transactions: (Note 2) .....................      22,215,047       16,481,798       22,008,531       20,409,395
                                                              ----------------------------------------------------------------
Net increase in net assets ................................      22,625,692       18,365,605       22,982,240       24,328,683
Net assets:
 Beginning of year ........................................      58,058,733       39,693,128      101,505,582       77,176,899
                                                              ----------------------------------------------------------------
 End of year ..............................................   $  80,684,425    $  58,058,733    $ 124,487,822    $ 101,505,582
                                                              ================================================================
Undistributed net investment income included in net assets:
 End of year ..............................................   $      67,696    $      55,295    $      40,425    $      48,730
                                                              ================================================================


                       See notes to financial statements.


94
FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998


                                                                      FRANKLIN INSURED             FRANKLIN MASSACHUSETTS INSURED
                                                                    TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                             ----------------------------------------------------------------------
                                                                  1999               1998              1999              1998
                                                             ----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................  $    89,621,811    $    92,090,668   $    17,503,725   $    17,761,637
  Net realized gain from investments ......................       10,620,546         23,962,647           549,086         4,132,958
  Net unrealized appreciation (depreciation) on investments       (3,082,372)        16,269,474            (1,068)        6,206,833
                                                             ----------------------------------------------------------------------
Net increase in net assets resulting from operations ......       97,159,985        132,322,789        18,051,743        28,101,428
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................      (87,334,716)       (90,659,720)      (16,632,794)      (17,272,533)
   Class C ................................................       (2,287,095)        (1,442,616)         (844,761)         (450,151)
  In excess of net investment income:
   Class A ................................................         (856,324)          (860,908)               --          (212,790)
   Class C ................................................          (22,408)                --                --                --
  Net realized gains:
   Class A ................................................      (13,902,736)       (16,811,655)       (1,931,958)       (3,803,786)
   Class C ................................................         (425,541)          (343,655)         (108,794)         (118,051)
                                                             ----------------------------------------------------------------------
 Total distributions to shareholders ......................     (104,828,820)      (110,118,554)      (19,518,307)      (21,857,311)
 Capital share transactions: (Note 2)
   Class A ................................................       49,150,017          1,404,896        13,335,276        (2,973,753)
   Class C ................................................       27,381,709         16,099,401        12,428,507         7,370,054
                                                             ----------------------------------------------------------------------
 Total capital share transactions .........................       76,531,726         17,504,297        25,763,783         4,396,301
Net increase in net assets ................................       68,862,891         39,708,532        24,297,219        10,640,418
Net assets:
 Beginning of year ........................................    1,723,317,183      1,683,608,651       342,083,264       331,442,846
                                                             ----------------------------------------------------------------------
 End of year ..............................................  $ 1,792,180,074    $ 1,723,317,183   $   366,380,483   $   342,083,264
                                                             ======================================================================
Accumulated distributions in excess of net investment
 income included in net assets:
  End of year .............................................  $    (1,730,568)   $      (851,836)  $      (184,372)  $      (210,542)
                                                             ======================================================================


                       See notes to financial statements.


                                                                              95
FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998


                                                                    FRANKLIN MICHIGAN INSURED          FRANKLIN MINNESOTA INSURED
                                                                       TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                                                 ------------------------------------------------------------------
                                                                     1999              1998              1999             1998
                                                                 ------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................   $   59,062,198    $   59,917,823    $  25,893,137    $  25,936,826
  Net realized gain from investments .........................        2,222,023        10,732,851        1,829,574        4,596,300
  Net unrealized appreciation (depreciation) on investments ..       10,636,500        21,097,599       (1,790,539)       5,746,112
                                                                 ------------------------------------------------------------------
Net increase in net assets resulting from operations .........       71,920,721        91,748,273       25,932,172       36,279,238
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................      (56,963,881)      (58,492,475)     (25,368,828)     (25,706,309)
   Class C ...................................................       (1,809,222)       (1,211,205)        (681,854)        (335,992)
  In excess of net investment income:
   Class A ...................................................               --        (1,347,076)         (46,601)              --
   Class C ...................................................               --                --           (1,254)              --
  Net realized gains:
   Class A ...................................................       (5,139,566)      (12,008,053)        (856,454)      (3,868,308)
   Class C ...................................................         (185,565)         (284,824)         (29,745)         (68,525)
                                                                 ------------------------------------------------------------------
  Total distributions to shareholders ........................      (64,098,234)      (73,343,633)     (26,984,736)     (29,979,134)
  Capital share transactions: (Note 2)
   Class A ...................................................       11,242,515        13,102,580       20,874,563        6,985,703
   Class C ...................................................       16,812,877        12,231,280       10,802,209        5,188,792
                                                                 ------------------------------------------------------------------
  Total capital share transactions ...........................       28,055,392        25,333,860       31,676,772       12,174,495
Net increase in net assets ...................................       35,877,879        43,738,500       30,624,208       18,474,599
Net assets:
 Beginning of year ...........................................    1,175,437,471     1,131,698,971      505,445,742      486,971,143
                                                                 ------------------------------------------------------------------
 End of year .................................................   $1,211,315,350    $1,175,437,471    $ 536,069,950    $ 505,445,742
                                                                 ==================================================================
Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets:
  End of year ................................................   $   (1,057,561)   $   (1,346,656)   $     (47,855)   $     157,545
                                                                 ==================================================================


                       See notes to financial statements.


96
FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998


                                                                                          FRANKLIN OHIO INSURED
                                                                                           TAX-FREE INCOME FUND
                                                                                       ------------------------------
                                                                                           1999             1998
                                                                                       ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................   $  39,188,055    $  38,568,347
  Net realized gain from investments ...............................................       2,482,460        5,741,354
  Net unrealized appreciation on investments .......................................       1,410,754       14,279,319
                                                                                       ------------------------------
Net increase in net assets resulting from operations ...............................      43,081,269       58,589,020
 Distributions to shareholders from:
  Net investment income:
   Class A .........................................................................     (37,252,026)     (37,331,056)
   Class C .........................................................................      (1,528,613)        (963,819)
  In excess of net investment income:
   Class A .........................................................................              --         (449,596)
  Net realized gains:
   Class A .........................................................................      (1,823,769)      (3,968,675)
   Class C .........................................................................         (89,688)        (134,989)
                                                                                       ------------------------------
 Total distributions to shareholders ...............................................     (40,694,096)     (42,848,135)
 Capital share transactions: (Note 2)
   Class A .........................................................................      33,237,755       27,458,447
   Class C .........................................................................      13,967,984       11,912,652
                                                                                       ------------------------------
 Total capital share transactions ..................................................      47,205,739       39,371,099
Net increase in net assets .........................................................      49,592,912       55,111,984
Net assets
 Beginning of year .................................................................     769,257,659      714,145,675
                                                                                       ------------------------------
 End of year .......................................................................   $ 818,850,571    $ 769,257,659
                                                                                       ==============================
Accumulated distributions in excess of net investment income included in net assets:
 End of year .......................................................................   $     (27,565)   $    (434,981)
                                                                                       ==============================


                       See notes to financial statements.


                                                                              97
FRANKLIN TAX-FREE TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-eight separate series (the Funds). All Funds included in this report are diversified except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund. The Funds' investment objective is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

d. INSURANCE

The scheduled payments of interest and principal for each long-term municipal security in the Trust are insured by either a new issue insurance policy, a portfolio insurance policy, a secondary insurance policy, or by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

e. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


98
FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

The Funds, except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund, offer two classes of shares:
Class A and Class C. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At February 28, 1999, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:


                                                          FRANKLIN ARIZONA                FRANKLIN FLORIDA INSURED
                                                    INSURED TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                   -------------------------------------------------------------------
CLASS A SHARES: ...............................       SHARES            AMOUNT             SHARES           AMOUNT
                                                   -------------------------------------------------------------------
Year ended February 28, 1999
 Shares sold ..................................        2,370,125     $  25,660,758         3,700,444     $  38,909,596
 Shares issued in reinvestment of distributions          146,945         1,590,252           182,603         1,917,371
 Shares redeemed ..............................         (466,289)       (5,035,963)       (1,790,202)      (18,818,436)
                                                   -------------------------------------------------------------------
Net increase ..................................        2,050,781     $  22,215,047         2,092,845     $  22,008,531
                                                   ===================================================================
Year ended February 28, 1998
 Shares sold ..................................        2,255,909     $  23,825,186         3,398,220     $  34,631,405
 Shares issued in reinvestment of distributions           93,722           989,777           152,966         1,558,437
 Shares redeemed ..............................         (788,836)       (8,333,165)       (1,546,829)      (15,780,447)
                                                   -------------------------------------------------------------------
Net increase ..................................        1,560,795     $  16,481,798         2,004,357     $  20,409,395
                                                   ===================================================================

                                                         FRANKLIN INSURED                  FRANKLIN MASSACHUSETTS
                                                        TAX-FREE INCOME FUND            INSURED TAX-FREE INCOME FUND
                                                   -------------------------------------------------------------------
CLASS A SHARES: ...............................       SHARES            AMOUNT             SHARES           AMOUNT
                                                   -------------------------------------------------------------------
Year ended February 28, 1999
 Shares sold ..................................       20,347,674     $ 250,574,059         3,673,445     $  43,120,431
 Shares issued in reinvestment of distributions        3,787,915        46,606,128           740,160         8,686,439
 Shares redeemed ..............................      (20,145,689)     (248,030,170)       (3,280,706)      (38,471,594)
                                                   -------------------------------------------------------------------
Net increase ..................................        3,989,900     $  49,150,017         1,132,899     $  13,335,276
                                                   ===================================================================
Year ended February 28, 1998
 Shares sold ..................................       17,269,623     $ 211,180,919         3,519,323     $  40,939,910
 Shares issued in reinvestment of distributions        3,958,810        48,486,276           897,006        10,455,135
 Shares redeemed ..............................      (21,131,863)     (258,262,299)       (4,661,188)      (54,368,798)
                                                   -------------------------------------------------------------------
Net increase (decrease) .......................           96,570     $   1,404,896          (244,859)    $  (2,973,753)
                                                   ===================================================================
CLASS C SHARES:
Year ended February 28, 1999
 Shares sold ..................................        2,858,182     $  35,405,965         1,236,934     $  14,603,154
 Shares issued in reinvestment of distributions          143,445         1,775,301            59,445           700,881
 Shares redeemed ..............................         (791,952)       (9,799,557)         (243,865)       (2,875,528)
                                                   -------------------------------------------------------------------
Net increase ..................................        2,209,675     $  27,381,709         1,052,514     $  12,428,507
                                                   ===================================================================
Year ended February 28, 1998
 Shares sold ..................................        1,667,248     $  20,488,591           765,610     $   8,960,256
 Shares issued in reinvestment of distributions           94,459         1,164,085            37,126           435,243
 Shares redeemed ..............................         (450,124)       (5,553,275)         (172,483)       (2,025,445)
                                                   -------------------------------------------------------------------
Net increase ..................................        1,311,583     $  16,099,401           630,253     $   7,370,054
                                                   ===================================================================


                                                                              99
FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                     FRANKLIN MICHIGAN INSURED           FRANKLIN MINNESOTA INSURED
                                                        TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                   -------------------------------------------------------------------
CLASS A SHARES:                                       SHARES            AMOUNT             SHARES           AMOUNT
                                                   -------------------------------------------------------------------
Year ended February 28, 1999
 Shares sold ..................................        8,062,766     $  98,708,500         4,579,843     $  55,803,476
 Shares issued in reinvestment of distributions        2,592,822        31,727,653         1,138,659        13,862,003
 Shares redeemed ..............................       (9,743,467)     (119,193,638)       (4,006,455)      (48,790,916)
                                                   -------------------------------------------------------------------
Net increase ..................................          912,121     $  11,242,515         1,712,047     $  20,874,563
                                                   ===================================================================
Year ended February 28, 1998
 Shares sold ..................................        7,753,171     $  93,289,744         3,600,732     $  43,558,572
 Shares issued in reinvestment of distributions        3,048,762        36,772,450         1,292,002        15,628,194
 Shares redeemed ..............................       (9,724,796)     (116,959,614)       (4,323,207)      (52,201,063)
                                                   -------------------------------------------------------------------
Net increase ..................................        1,077,137     $  13,102,580           569,527     $   6,985,703
                                                   ===================================================================
CLASS C SHARES:
Year ended February 28, 1999
 Shares sold ..................................        1,687,220     $  20,782,927           967,191     $  11,818,508
 Shares issued in reinvestment of distributions          114,497         1,411,093            38,858           475,238
 Shares redeemed ..............................         (437,096)       (5,381,143)         (121,981)       (1,491,537)
                                                   -------------------------------------------------------------------
Net increase ..................................        1,364,621     $  16,812,877           884,068     $  10,802,209
                                                   ===================================================================
Year ended February 28, 1998
 Shares sold ..................................        1,286,100     $  15,582,043           456,070     $   5,531,391
 Shares issued in reinvestment of distributions           87,059         1,057,035            21,848           265,662
 Shares redeemed ..............................         (364,733)       (4,407,798)          (50,255)         (608,261)
                                                   -------------------------------------------------------------------
Net increase ..................................        1,008,426     $  12,231,280           427,663     $   5,188,792
                                                   ===================================================================

                                                                                            FRANKLIN OHIO INSURED
                                                                                             TAX-FREE INCOME FUND
                                                                                       -------------------------------
CLASS A SHARES:                                                                           SHARES            AMOUNT
                                                                                       -------------------------------
Year ended February 28, 1999
 Shares sold ..................................                                            7,474,825     $  93,338,302
 Shares issued in reinvestment of distributions                                            1,562,346        19,499,382
 Shares redeemed ..............................                                           (6,380,336)      (79,599,929)
                                                                                       -------------------------------
Net increase ..................................                                            2,656,835     $  33,237,755
                                                                                       ===============================
Year ended February 28, 1998
 Shares sold ..................................                                            6,967,848     $  85,498,458
 Shares issued in reinvestment of distributions                                            1,663,920        20,491,535
 Shares redeemed ..............................                                           (6,397,990)      (78,531,546)
                                                                                       -------------------------------
Net increase ..................................                                            2,233,778     $  27,458,447
                                                                                       ===============================
CLASS C SHARES:
Year ended February 28, 1999
 Shares sold ..................................                                            1,355,256     $  17,004,771
 Shares issued in reinvestment of distributions                                               92,437         1,159,580
 Shares redeemed ..............................                                             (334,322)       (4,196,367)
                                                                                       -------------------------------
Net increase ..................................                                            1,113,371     $  13,967,984
                                                                                       ===============================
Year ended February 28, 1998
 Shares sold ..................................                                            1,087,152     $  13,445,487
 Shares issued in reinvestment of distributions                                               64,382           798,328
 Shares redeemed ..............................                                             (188,923)       (2,331,163)
                                                                                       -------------------------------
Net increase ..................................                                              962,611     $  11,912,652
                                                                                       ===============================


100
FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

      ANNUALIZED FEE RATE    MONTH-END NET ASSETS
      -------------------    --------------------
            .625%            First $100 million
            .500%            Over $100 million, up to and including $250 million
            .450%            In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees for the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors up to .10% and .65% per year of their average daily net asset of Class A and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                          FRANKLIN       FRANKLIN                      FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN
                           ARIZONA        FLORIDA       FRANKLIN     MASSACHUSETTS      MICHIGAN       MINNESOTA         OHIO
                           INSURED        INSURED        INSURED        INSURED         INSURED         INSURED         INSURED
                          TAX-FREE       TAX-FREE       TAX-FREE       TAX-FREE         TAX-FREE       TAX-FREE        TAX-FREE
                         INCOME FUND    INCOME FUND    INCOME FUND    INCOME FUND      INCOME FUND    INCOME FUND     INCOME FUND
                         --------------------------------------------------------------------------------------------------------
Net commissions paid      $  (4,607)     $ (33,186)     $(470,475)     $(125,545)      $(149,844)      $(110,017)      $(158,520)
Contingent deferred
 sales charges .....      $      --      $      85      $  38,597      $  24,083       $  10,821       $   6,400       $  15,696

The Funds paid transfer agent fees of $1,998,410, of which $1,774,653 was paid to Investor Services.


4. INCOME TAXES

At February 28, 1999, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                            FRANKLIN ARIZONA    FRANKLIN FLORIDA
                                            INSURED TAX-FREE    INSURED TAX-FREE
                                              INCOME FUND         INCOME FUND
                                            ------------------------------------
      Capital loss carryovers expiring in:
        2003                                   $  165,472         $1,100,392
        2005                                       17,363            167,156
                                            ------------------------------------
                                               $  182,835         $1,267,548
                                            ====================================

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.


                                                                             101
FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

At February 28, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                               FRANKLIN       FRANKLIN                           FRANKLIN         FRANKLIN         FRANKLIN
                                ARIZONA        FLORIDA         FRANKLIN        MASSACHUSETTS      MICHIGAN         MINNESOTA
                                INSURED        INSURED          INSURED           INSURED          INSURED          INSURED
                                TAX-FREE       TAX-FREE         TAX-FREE          TAX-FREE         TAX-FREE         TAX-FREE
                               INCOME FUND    INCOME FUND      INCOME FUND       INCOME FUND      INCOME FUND      INCOME FUND
                              -----------------------------------------------------------------------------------------------------
Investments at cost           $ 76,557,736   $ 115,940,869   $ 1,671,812,780    $ 340,631,592   $ 1,106,460,107   $ 505,431,161
                              =====================================================================================================
Unrealized appreciation       $  3,585,252   $   6,842,756   $   112,093,475    $  22,007,097   $    89,647,421   $  25,705,710
Unrealized depreciation           (111,011)        (53,290)       (1,203,474)        (169,657)         (110,898)       (389,653)
                              -----------------------------------------------------------------------------------------------------
Net unrealized appreciation   $  3,474,241   $   6,789,466   $   110,890,001    $  21,837,440   $    89,536,523   $  25,316,057
                              =====================================================================================================

                               FRANKLIN
                                 OHIO
                                INSURED
                                TAX-FREE
                               INCOME FUND
                              -------------
Investments at cost           $ 763,384,531
                              =============
Unrealized appreciation       $  52,869,355
Unrealized depreciation            (628,740)
                              -------------
Net unrealized appreciation   $  52,240,615
                              =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 28, 1999, were as follows:

              FRANKLIN         FRANKLIN                       FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN
               ARIZONA         FLORIDA        FRANKLIN     MASSACHUSETTS      MICHIGAN        MINNESOTA         OHIO
               INSURED         INSURED         INSURED         INSURED         INSURED         INSURED         INSURED
              TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE
             INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND
            ------------------------------------------------------------------------------------------------------------
Purchases   $ 26,194,202    $ 24,905,353    $294,028,629    $ 45,875,516    $ 98,564,045    $112,821,458    $102,300,207
Sales       $  7,077,328    $  1,978,380    $228,566,473    $ 23,690,822    $ 86,721,405    $ 83,015,134    $ 51,154,467

6. CREDIT RISK

All Funds, except the Franklin Insured Tax-Free Income Fund, have investments in excess of 10% of their total net assets in their respective states. Such concentration may subject the Funds more significantly to economic changes occurring within those states.


102
FRANKLIN TAX-FREE TRUST
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN TAX-FREE TRUST:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the seven funds included in the report, which are part of the Franklin Tax-Free Trust, (hereafter referred to as the "Trust") at February 28, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28,1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
April 2, 1999


                                                                             103
FRANKLIN TAX-FREE TRUST
Tax Information


Under Section 852(b)(3)(C) of the Internal Revenue Code, the Trust hereby designates the following amounts as capital gain dividends for the fiscal year ended February 28, 1999:

Franklin Insured Tax-Free Income Fund                                $10,162,031
Franklin Massachusetts Insured Tax-Free Income Fund                  $   575,532
Franklin Michigan Insured Tax-Free Income Fund                       $ 1,872,168
Franklin Minnesota Insured Tax-Free Income Fund                      $ 1,828,580
Franklin Ohio Insured Tax-Free Income Fund                           $ 2,482,460

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Trust hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 1999.


104



SHAREHOLDER LETTER




Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's annual report for the 12 months ended February 28, 1999.

The year under review was challenging for the global and domestic bond markets. Rarely have we witnessed the magnitude of volatility that we experienced over the past year, which was due to a number of different factors, ranging from the global financial crisis that impacted regions in Asia, Latin America and eastern Europe, to the liquidity crisis created by the concerns and uncertainties associated with a number of hedge funds' investment activities in third quarter 1998. Although certain market segments, such as the corporate high yield and mortgage areas, were hit the hardest, the municipal bond market also faced some challenges. The four-year declining interest-rate trend continued in 1998 as many regions around the world experienced slowing and, in certain cases, recession- or even depression-like economies. These regions had a direct impact on the U.S. economy through fewer purchases of American goods, reducing U.S. export levels. Throughout the same period, the American consumer boosted the domestic economy at much higher-than-anticipated levels. With global and domestic inflation virtually nonexistent the Federal Reserve Board's (the Fed's) monetary policy panel, the Federal Open Market Committee, three times made quarter-point cuts to the federal funds target rate, lowering it to 4.75% on November 17, 1998. The Fed hoped to stimulate global economic growth and instill confidence in the financial markets. The 30-year Treasury bond followed suit, dropping from 5.92% on February 28, 1998, to 5.57% on February 28, 1999.

As interest rates declined, municipal bond issuers increased their refinancing activity of outstanding, higher interest-rate debt. In addition many municipalities were in excellent fiscal condition due to the strong national economy, which gave them higher


CONTENTS

Shareholder Letter ........................................................    1

Special Feature:
A Word About Municipal
Bond Insurance ............................................................    4

Fund Reports

 Franklin Alabama
 Tax-Free Income Fund .....................................................    6

 Franklin Florida
 Tax-Free Income Fund .....................................................   11

 Franklin Georgia
 Tax-Free Income Fund .....................................................   17

 Franklin Kentucky
 Tax-Free Income Fund .....................................................   22

 Franklin Louisiana
 Tax-Free Income Fund .....................................................   27

 Franklin Maryland
 Tax-Free Income Fund .....................................................   32

 Franklin Missouri
 Tax-Free Income Fund .....................................................   37

 Franklin North Carolina
 Tax-Free Income Fund .....................................................   42

 Franklin Texas
 Tax-Free Income Fund .....................................................   47

 Franklin Virginia
 Tax-Free Income Fund .....................................................   52

Municipal Bond Ratings ....................................................   57

Financial Highlights &
Statement of Investments ..................................................   59

Financial Statements ......................................................  108

Notes to Financial Statements .............................................  119

Independent Auditors' Report ..............................................  125

Tax Information ...........................................................  126


FUND CATEGORY
[PYRAMID GRAPHIC]
confidence to borrow money for new projects. These two conditions led to a surge in 1998's new-issue supply with total volume closely matching 1993's record $293 billion. Although demand from individual investors was relatively stable, at times, the municipal bond market had difficulty absorbing this huge bond supply, which caused the municipal bond market to underperform the Treasury bond market during the past year. To put it in perspective, in October 1998 an investor could purchase a 30-year, AAA municipal bond yielding approximately 105% of the yield on a comparable Treasury bond versus the historical average of approximately 89%. The last time we saw such attractive municipal market valuations was 1985 or 1986.

The prevalence of bond insurance was another trend affecting municipal bond market fundamentals. The increasingly higher percentages of AAA-insured municipal bond issues coming to market over the past four years seem to have finally peaked at approximately 50% in 1998, compared with 37% in 1994. One of the impacts on the market from having so many new bonds insured has been fewer and fewer uninsured bonds. With investors continuing to demand higher yields in a falling interest-rate environment, municipal bond market credit spreads, or the additional interest rate paid to investors for AAA- versus BBB-rated bonds, were extremely narrow. This condition abruptly changed in July 1998 when a large health care organization, with a substantial amount of insured debt outstanding, filed for bankruptcy. In large part, this significant event prompted municipal bond insurers to reevaluate their business models and use a less aggressive strategy in certain market sectors, particularly health care. The market impact has been a widening of credit spreads in the lower-quality, or high yield, market segment.

Franklin's municipal bond portfolio managers and research analysts certainly welcome the widening credit spreads, as we have focused on purchasing AAA-insured securities for the most part, over the past few years. We felt we weren't getting the appropriate reward of higher interest rates, to take on the additional credit risk of many lower-quality bonds. As a result, many of our investment-grade portfolios had a record-high percentage of their net assets invested in AAA bonds at the funds' fiscal year-end. We believe this puts us in an excellent position to take advantage of portfolio management opportunities, as we are now seeing lower-rated securities with the appropriate risk/reward relationship. Our team of research analysts will continue to seek out these opportunities and work closely with the portfolio managers in making their recommendations.

Looking forward, we anticipate supply pressures to moderate in 1999. Already, municipal new issuance for the first six weeks of the year was down about 18%, compared with the same period last calendar year.* We also expect mid-1998's improved municipal bond demand to continue. Under such circumstances, the municipal bond market would be well-positioned in 1999.

Municipal bonds continue to be an attractive investment for those investors seeking tax-free income as well as an opportunity to diversify risk in their portfolio. Generally, a taxable investment would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment. We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Tax-Free Trust



/s/ Thomas J. Kenny

Thomas J. Kenny
Director
Franklin Municipal Bond Department


WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.(+) You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your fund's report.

(+)For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


*Source: The Bond Buyer, 2/18/99.

A WORD ABOUT MUNICIPAL BOND INSURANCE



[LOGO]



Municipal bond insurers guarantee the timely payment of interest and principal on insured bond issues, providing bond investors with additional protection against the potential of the issuer's payment default. Moody's and Standard & Poor's assign the four principal municipal bond insurers -- MBIA, AMBAC, FGIC and FSA -- their highest rating, AAA, based on their ability to pay claims. This is important, as once a bond is insured it no longer carries the underlying security's rating, but the insurer's rating. In 1998, the four primary municipal bond insurers comprised more than 98% of the market, with MBIA controlling the largest share, 35.4%.

Municipal bond insurers often work with bond reinsurers to enhance their ability to generate new business. By purchasing portions of insured bond portfolios from the insurers, bond reinsurers assume a portion of the risk, freeing up the insurers' capital and enabling them to insure additional municipal bond issues. The added capital provided by the reinsurers, in turn, increases the overall size of the insured municipal bond market.

Currently, many municipal bond issuers favor the use of bond insurance. In 1998, municipal bond insurers covered 50.8% of the new-issue municipal bond market, involving 5,825 new issues valued at $145 billion. For issuers, obtaining bond insurance can often lower their borrowing costs as it often improves their credit rating, which more than makes up for the cost of the insurance. In addition, the four primary, AAA-rated bond insurers presently charge issuers comparatively inexpensive insurance premiums, due to the extremely competitive environment for municipal bond insurance. Bond insurance also enables issuers to market their bonds to a larger pool of potential buyers. For example, insured municipal bond funds purchase primarily, if not exclusively, insured bonds.

Low-cost municipal bond insurance benefits investors beyond the credit protection it provides against payment default. As insured bonds appeal to a wider variety of investors, insurance can lead to improved liquidity, allowing investors to more easily buy and sell bonds.


INSURED MUNICIPAL BOND ISSUES*
As a % of Municipal Bond Market

            [BAR CHART]

            1993        37.0%
            1994        37.0%
            1995        43.0%
            1996        46.0%
            1997        49.0%
            1998        50.8%






INSURERS MARKET SHARE*
12/31/98

       [PIE CHART]

            MBIA         35.4%
            FSA          22.0%
            FGIC         21.5%
            AMBAC        19.6%
            Other        1.5%


*Source: The Bond Buyer, 1999.

FRANKLIN ALABAMA TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*

Franklin Alabama Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

       [PIE CHART]

              AAA                          59.7%
              AA                            4.1%
              A                             8.4%
              BBB                          24.5%
              Below Investment Grade        3.3%


*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.


Your Fund's Goal: Franklin Alabama Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Alabama state personal income taxes through a portfolio consisting primarily of Alabama municipal bonds.(1)


STATE UPDATE

[ALABAMA GRAPHIC]

The past 15 years have seen a shift in Alabama's non-agricultural employment. Manufacturing employment, at the end of January 1999, represented 20.2% of jobs, down from 26.9% in 1981. However, major new durable goods manufacturing in the state partially offset manufacturing declines, particularly in the textile and apparel industry. The Mercedes Benz assembly plant, which is planning payroll expansion to meet demand for its vehicles, represents the state's recent foreign investment trend. Still, the state suffers from low wealth levels, placing it 39th in the U.S. on a per capita basis.(2)

Alabama's strong balanced budget requirements and below average overall debt load have resulted in healthy finances, even during cyclical downturns. The state's conservative financial practices, coupled with its weaker-than-average economic growth compared with the rest of the nation's, led to a creditworthy rating of Aa3 from Moody's Investors Service.(3)

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Moody's Investor Service, Municipal Credit Research, 1/27/99.

3. This does not indicate Moody's rating of the fund.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 60 of this report.

PORTFOLIO NOTES

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value. The fund maintained its prerefunded exposure at 6.6% of total long-term investments during the year under review. The fund profited by selling many of its prerefunded securities for more than it paid. Thus, it made long-term capital gain distributions in June and December totaling 4.54 cents per share. Additionally, the fund may make another capital gain distribution in June 1999.

Another significant asset allocation shift during the same period came in the utilities sector, declining from 28.3% to 21.8% of total long-term investments. During that time, we found value in the following securities: Valley Special Care Facilities Financing Authority Revenue; Mcintosh IDB, Environmental Improvement Revenue; and Montgomery BMC Special Care Facilities Financing Authority Revenue.

Widening credit spreads, or the additional interest rate paid to investors for BBB- versus AAA-rated bonds, prompted the fund to sell some of its large, AAA position to take advantage of the greater yields offered on some lower-rated credits. Previously, such securities did not offer high enough yield rewards to justify their higher risk, in our opinion. Despite these sales, the fund remained extremely high quality, with 59.7% in AAA bonds at the end of the reporting period.

The fund's share price, as measured by net asset value, declined during the period partly as a result of a drop in value in one of its holdings, an energy complex with an integrated pulp and paper mill. The market's reaction to the owner's decision to close the pulp mill and sell its associated woodlands operations negatively affected the price of these bonds. However, as of the end of the reporting period, these bonds represented only 1.67% of the fund's total long-term investments and we are closely monitoring the situation.


PORTFOLIO BREAKDOWN
Franklin Alabama
Tax-Free Income Fund
2/28/99

                                                                     % OF TOTAL
                                                                      LONG-TERM
SECTOR                                                               INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                              21.8%

Hospitals                                                              19.3%

Industrial                                                             16.3%

General Obligation                                                     13.1%

Prerefunded                                                             6.6%

Housing                                                                 5.8%

Health Care                                                             4.9%

Transportation                                                          4.3%

Other Revenue                                                           4.0%

Education                                                               3.9%

We expect Alabama municipal bond supply to be solid in 1999, concentrated on several large deals for infrastructure projects. Going forward, the fund will seek to adhere to its investment strategy of protecting share value and maintaining a competitive yield.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Alabama Tax-Free Income Fund
3/1/98 - 2/28/99

                                                          DIVIDEND PER SHARE
                                                     ---------------------------
MONTH                                                 CLASS A          CLASS C
--------------------------------------------------------------------------------
March                                                5.3 cents        4.73 cents

April                                                5.3 cents        4.74 cents

May                                                  5.3 cents        4.74 cents

June                                                 5.3 cents        4.74 cents

July                                                 5.3 cents        4.74 cents

August                                               5.3 cents        4.74 cents

September                                            5.2 cents        4.64 cents

October                                              5.2 cents        4.66 cents

November                                             5.2 cents        4.66 cents

December                                             5.1 cents        4.56 cents

January                                              5.1 cents        4.56 cents

February                                             5.1 cents        4.56 cents
--------------------------------------------------------------------------------
TOTAL                                               62.7 CENTS       56.07 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                       CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                               -$0.30           $11.68    $11.98


                                              DISTRIBUTIONS
                                              ----------------------------------
Dividend Income                               $0.6270

Long-Term Capital Gain                        $0.0454

Short-Term Capital Gain                       $0.0014

      Total                                   $0.6738


CLASS C                                       CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                               -$0.30           $11.74    $12.04


                                              DISTRIBUTIONS
                                              ----------------------------------
Dividend Income                               $0.5607

Long-Term Capital Gain                        $0.0454

Short-Term Capital Gain                       $0.0014

      Total                                   $0.6075

PERFORMANCE

                                                                                   INCEPTION
CLASS A                                            1-YEAR    5-YEAR     10-YEAR    (9/1/87)
--------------------------------------------------------------------------------------------
Cumulative Total Return(1)                         +3.21%    +32.46%    +105.48%   +134.28%

Average Annual Total Return(2)                     -1.17%    +4.87%     +7.00%     +7.28%

Distribution Rate(3)                      4.92%

Taxable Equivalent Distribution Rate(4)   8.57%

30-Day Standardized Yield(5)              4.14%

Taxable Equivalent Yield(4)               7.22%

                                                                      INCEPTION
CLASS C                                            1-YEAR    3-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         +2.62%    +16.93%   +26.30%

Average Annual Total Return(2)                     +0.64%     +5.00%   +6.02%

Distribution Rate(3)                      4.47%

Taxable Equivalent Distribution Rate(4)   7.79%

30-Day Standardized Yield(5)              3.72%

Taxable Equivalent Yield(4)               6.48%

Franklin Alabama Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 4.54 cents ($0.0454) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


FRANKLIN ALABAMA TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Alabama state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

FRANKLIN ALABAMA
TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                    -1.17%

5-Year                                                                    +4.87%

10-Year                                                                   +7.00%

Since Inception (9/1/87)                                                  +7.28%

AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
--------------------------------------------------------------------------------
1-Year                                                                    +0.64%

3-Year                                                                    +5.00%

Since Inception (5/1/95)                                                  +6.02%

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

CLASS A (3/1/89 - 2/28/99)

The following chart shows the average annual return for Franklin Alabama Tax-Free Income Fund Class A on 2/28/99.

 1-Year                        -1.17%
 5-Year                        +4.87%
10-Year                        +7.00%
Since Inception (9/1/87)       +7.28%

GRAPHIC MATERIAL (8)

The following line graph compares the performance of the Franklin Alabama Tax-Free Income Fund's Class C shares to that of th Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

[LINE CHART]

---------------------------------------------------------------------------------------
         Date           Franklin Alabama        Lehman Brothers             CPI
                        Tax-Free Income      Municipal Bond Index
                         Fund-Class A
---------------------------------------------------------------------------------------
         3/1/89            $9,575                  $10,000                      $10,000
        3/31/89            $9,561 -0.24%            $9,976              0.58%   $10,058
        4/30/89            $9,737  2.37%           $10,212              0.65%   $10,123
        5/31/89            $9,952  2.08%           $10,425              0.57%   $10,181
        6/30/89           $10,094  1.36%           $10,567              0.24%   $10,206
        7/31/89           $10,162  1.36%           $10,710              0.24%   $10,230
        8/31/89           $10,082 -0.98%           $10,605              0.16%   $10,246
        9/30/89           $10,030 -0.30%           $10,574              0.32%   $10,279
       10/31/89           $10,128  1.22%           $10,703              0.48%   $10,329
       11/30/89           $10,274  1.75%           $10,890              0.24%   $10,353
       12/31/89           $10,383  0.82%           $10,979              0.16%   $10,370
        1/31/90           $10,310 -0.47%           $10,928              1.03%   $10,477
        2/28/90           $10,430  0.89%           $11,025              0.47%   $10,526
        3/31/90           $10,414  0.03%           $11,028              0.55%   $10,584
        4/30/90           $10,330 -0.72%           $10,949              0.16%   $10,601
        5/31/90           $10,550  2.18%           $11,187              0.23%   $10,625
        6/30/90           $10,663  0.88%           $11,286              0.54%   $10,682
        7/31/90           $10,836  1.48%           $11,453              0.38%   $10,723
        8/31/90           $10,550 -1.45%           $11,287              0.92%   $10,822
        9/30/90           $10,574  0.06%           $11,294              0.84%   $10,913
       10/31/90           $10,720  1.81%           $11,498              0.60%   $10,978
       11/30/90           $10,949  2.01%           $11,729              0.22%   $11,002
       12/31/90           $10,932  0.44%           $11,781              0.00%   $11,002
        1/31/91           $11,133  1.34%           $11,939              0.60%   $11,068
        2/28/91           $11,220  0.87%           $12,042              0.15%   $11,085
        3/31/91           $11,276  0.04%           $12,047              0.15%   $11,102
        4/30/91           $11,417  1.34%           $12,209              0.15%   $11,118
        5/31/91           $11,496  0.89%           $12,317              0.30%   $11,152
        6/30/91           $11,490 -0.10%           $12,305              0.29%   $11,184
        7/31/91           $11,655  1.22%           $12,455              0.15%   $11,201
        8/31/91           $11,767  1.32%           $12,620              0.29%   $11,233
        9/30/91           $11,944  1.30%           $12,784              0.44%   $11,283
       10/31/91           $12,014  0.90%           $12,899              0.15%   $11,299
       11/30/91           $12,051  0.28%           $12,935              0.29%   $11,332
       12/31/91           $12,287  2.15%           $13,213              0.07%   $11,340
        1/31/92           $12,329  0.23%           $13,243              0.15%   $11,357
        2/29/92           $12,305  0.03%           $13,247              0.36%   $11,398
        3/31/92           $12,325  0.04%           $13,253              0.51%   $11,456
        4/30/92           $12,435  0.89%           $13,370              0.14%   $11,472
        5/31/92           $12,602  1.18%           $13,528              0.14%   $11,488
        6/30/92           $12,782  1.68%           $13,756              0.36%   $11,530
        7/31/92           $13,192  3.00%           $14,168              0.21%   $11,554
        8/31/92           $13,040 -0.98%           $14,029              0.28%   $11,586
        9/30/92           $13,073  0.65%           $14,121              0.28%   $11,619
       10/31/92           $12,850 -0.98%           $13,982              0.35%   $11,659
       11/30/92           $13,150  1.79%           $14,232              0.14%   $11,676
       12/31/92           $13,347  1.02%           $14,378             -0.07%   $11,667
        1/31/93           $13,508  1.16%           $14,544              0.49%   $11,725
        2/28/93           $13,929  3.62%           $15,071              0.35%   $11,766
        3/31/93           $13,865 -1.06%           $14,911              0.35%   $11,807
        4/30/93           $13,967  1.01%           $15,062              0.28%   $11,840
        5/31/93           $14,035  0.56%           $15,146              0.14%   $11,856
        6/30/93           $14,235  1.67%           $15,399              0.14%   $11,873
        7/31/93           $14,242  0.13%           $15,419              0.00%   $11,873
        8/31/93           $14,506  2.08%           $15,740              0.28%   $11,906
        9/30/93           $14,694  1.14%           $15,919              0.21%   $11,931
       10/31/93           $14,748  0.19%           $15,949              0.41%   $11,980
       11/30/93           $14,704 -0.88%           $15,809              0.07%   $11,989
       12/31/93           $14,982  2.11%           $16,143              0.00%   $11,989
        1/31/94           $15,124  1.14%           $16,327              0.27%   $12,021
        2/28/94           $14,841 -2.59%           $15,904              0.34%   $12,062
        3/31/94           $14,329 -4.07%           $15,257              0.34%   $12,103
        4/30/94           $14,384  0.85%           $15,386              0.14%   $12,120
        5/31/94           $14,479  0.87%           $15,520              0.07%   $12,128
        6/30/94           $14,432 -0.61%           $15,425              0.34%   $12,170
        7/31/94           $14,668  1.83%           $15,708              0.27%   $12,202
        8/31/94           $14,725  0.35%           $15,763              0.40%   $12,251
        9/30/94           $14,562 -1.47%           $15,531              0.27%   $12,284
       10/31/94           $14,306 -1.78%           $15,255              0.07%   $12,293
       11/30/94           $14,012 -1.81%           $14,978              0.13%   $12,309
       12/31/94           $14,319  2.20%           $15,308              0.00%   $12,309
        1/31/95           $14,708  2.86%           $15,746              0.40%   $12,358
        2/28/95           $15,072  2.91%           $16,204              0.40%   $12,408
        3/31/95           $15,210  1.15%           $16,390              0.33%   $12,448
        4/30/95           $15,282  0.12%           $16,410              0.33%   $12,490
        5/31/95           $15,638  3.19%           $16,933              0.20%   $12,515
        6/30/95           $15,562 -0.87%           $16,786              0.20%   $12,540
        7/31/95           $15,649  0.95%           $16,946              0.00%   $12,540
        8/31/95           $15,791  1.27%           $17,161              0.26%   $12,572
        9/30/95           $15,893  0.63%           $17,269              0.20%   $12,597
       10/31/95           $16,091  1.45%           $17,519              0.33%   $12,639
       11/30/95           $16,348  1.66%           $17,810             -0.07%   $12,630
       12/31/95           $16,508  0.96%           $17,981             -0.07%   $12,621
        1/31/96           $16,585  0.76%           $18,118              0.59%   $12,696
        2/29/96           $16,536 -0.68%           $17,995              0.32%   $12,736
        3/31/96           $16,374 -1.28%           $17,764              0.52%   $12,803
        4/30/96           $16,366 -0.28%           $17,714              0.39%   $12,852
        5/31/96           $16,387 -0.04%           $17,707              0.19%   $12,877
        6/30/96           $16,567  1.09%           $17,900              0.06%   $12,885
        7/31/96           $16,689  0.91%           $18,063              0.19%   $12,909
        8/31/96           $16,710 -0.02%           $18,060              0.19%   $12,934
        9/30/96           $16,921  1.40%           $18,313              0.32%   $12,975
       10/31/96           $17,103  1.13%           $18,519              0.32%   $13,017
       11/30/96           $17,360  1.83%           $18,858              0.19%   $13,041
       12/31/96           $17,323 -0.42%           $18,779              0.00%   $13,041
        1/31/97           $17,360  0.19%           $18,815              0.32%   $13,083
        2/28/97           $17,501  0.92%           $18,988              0.31%   $13,124
        3/31/97           $17,344 -1.33%           $18,735              0.25%   $13,156
        4/30/97           $17,486  0.84%           $18,893              0.12%   $13,172
        5/31/97           $17,675  1.51%           $19,178             -0.06%   $13,164
        6/30/97           $17,862  1.07%           $19,383              0.12%   $13,180
        7/31/97           $18,296  2.77%           $19,920              0.12%   $13,196
        8/31/97           $18,166 -0.94%           $19,733              0.19%   $13,221
        9/30/97           $18,389  1.19%           $19,968              0.25%   $13,254
       10/31/97           $18,506  0.64%           $20,096              0.25%   $13,287
       11/30/97           $18,638  0.59%           $20,214             -0.06%   $13,279
       12/31/97           $18,889  1.46%           $20,509             -0.12%   $13,263
        1/31/98           $19,035  1.03%           $20,720              0.19%   $13,288
        2/28/98           $19,040  0.03%           $20,727              0.19%   $13,314
        3/31/98           $19,076  0.09%           $20,745              0.19%   $13,339
        4/30/98           $19,049 -0.45%           $20,652              0.18%   $13,363
        5/31/98           $18,990  1.58%           $20,978              0.18%   $13,387
        6/30/98           $18,971  0.39%           $21,060              0.12%   $13,403
        7/31/98           $19,025  0.25%           $21,113              0.12%   $13,419
        8/31/98           $19,258  1.55%           $21,440              0.12%   $13,435
        9/30/98           $19,441  1.25%           $21,708              0.12%   $13,451
       10/31/98           $19,428  0.00%           $21,708              0.24%   $13,484
       11/30/98           $19,497  0.35%           $21,784              0.00%   $13,484
       12/31/98           $19,534  0.25%           $21,838             -0.06%   $13,476
        1/31/99  0.86%    $19,702  1.19%           $22,098              0.24%   $13,508
        2/28/99 -0.26%    $19,675 -0.44%           $22,001              0.12%   $13,524

Total Return    96.75%           120.01%                               35.24%
----------------------------------------------------------------------------------------

CLASS (5/1/95 - 2/28/99)

The following line graph compares the performance of the Franklin Alabama Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

[LINE CHART]

--------------------------------------------------------------------------------------------------------
Date                        Franklin Alabama Tax-Free Income      Lehman Brothers Municipal      CPI
                                      Fund-Class C                       Bond Index
--------------------------------------------------------------------------------------------------------
         5/1/95                      $9,904                              $10,000                   $10,000
        5/31/95                     $10,127                3.19%         $10,319            0.20%  $10,020
        6/30/95                     $10,082               -0.87%         $10,229            0.20%  $10,040
        7/31/95                     $10,141                0.95%         $10,326            0.00%  $10,040
        8/31/95                     $10,220                1.27%         $10,458            0.26%  $10,066
        9/29/95                     $10,289                0.63%         $10,523            0.20%  $10,086
       10/31/95                     $10,412                1.45%         $10,676            0.33%  $10,120
       11/30/95                     $10,572                1.66%         $10,853           -0.07%  $10,112
       12/29/95                     $10,679                0.96%         $10,957           -0.07%  $10,105
        1/31/96                     $10,723                0.76%         $11,041            0.59%  $10,165
        2/29/96                     $10,686               -0.68%         $10,966            0.32%  $10,198
        3/29/96                     $10,576               -1.28%         $10,825            0.52%  $10,251
        4/30/96                     $10,566               -0.28%         $10,795            0.39%  $10,291
        5/31/96                     $10,574               -0.04%         $10,791            0.19%  $10,310
        6/28/96                     $10,684                1.09%         $10,908            0.06%  $10,316
        7/31/96                     $10,758                0.91%         $11,008            0.19%  $10,336
        8/30/96                     $10,766               -0.02%         $11,005            0.19%  $10,356
        9/30/96                     $10,896                1.40%         $11,159            0.32%  $10,389
       10/31/96                     $11,007                1.13%         $11,286            0.32%  $10,422
       11/29/96                     $11,166                1.83%         $11,492            0.19%  $10,442
       12/31/96                     $11,138               -0.42%         $11,444            0.00%  $10,442
        1/31/97                     $11,156                0.19%         $11,466            0.32%  $10,475
        2/28/97                     $11,250                0.92%         $11,571            0.31%  $10,508
        3/31/97                     $11,144               -1.33%         $11,417            0.25%  $10,534
        4/30/97                     $11,230                0.84%         $11,513            0.12%  $10,547
        5/31/97                     $11,345                1.51%         $11,687           -0.06%  $10,540
        6/30/97                     $11,459                1.07%         $11,812            0.12%  $10,553
        7/31/97                     $11,732                2.77%         $12,139            0.12%  $10,565
        8/31/97                     $11,643               -0.94%         $12,025            0.19%  $10,586
        9/30/97                     $11,780                1.19%         $12,168            0.25%  $10,612
       10/31/97                     $11,849                0.64%         $12,246            0.25%  $10,639
       11/30/97                     $11,928                0.59%         $12,318           -0.06%  $10,632
       12/31/97                     $12,092                1.46%         $12,498           -0.12%  $10,619
        1/31/98                     $12,170                1.03%         $12,627            0.19%  $10,640
        2/28/98                     $12,177                0.03%         $12,631            0.19%  $10,660
        3/31/98                     $12,184                0.09%         $12,642            0.19%  $10,680
        4/30/98                     $12,171               -0.45%         $12,585            0.18%  $10,699
        5/31/98                     $12,118                1.58%         $12,784            0.18%  $10,719
        6/30/98                     $12,110                0.39%         $12,834            0.12%  $10,731
        7/31/98                     $12,139                0.25%         $12,866            0.12%  $10,744
        8/31/98                     $12,281                1.55%         $13,065            0.12%  $10,757
        9/30/98                     $12,391                1.25%         $13,229            0.12%  $10,770
       10/31/98                     $12,377                0.00%         $13,229            0.24%  $10,796
       11/30/98                     $12,416                0.35%         $13,275            0.00%  $10,796
       12/31/98                     $12,433                0.25%         $13,308           -0.06%  $10,789
        1/31/99    0.81%            $12,534                1.19%         $13,466            0.24%  $10,815
        2/28/99   -0.30%            $12,509               -0.44%         $13,407            0.12%  $10,828

Total Return                                    25.09%                          34.07%              8.28%
----------------------------------------------------------------------------------------------------------


*Source: Standard and Poor's(R) Micropal.


Past performance is not predictive of future results.

FRANKLIN FLORIDA TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Florida Tax-Free Income Fund seeks to provide high, current income exempt from regular federal tax through a portfolio consisting primarily of Florida municipal bonds.(1) In addition, the fund's shares are free from Florida's annual intangibles tax.


STATE UPDATE

[FLORIDA GRAPHIC]

Broad population growth represented one of the demographic trends that drove Florida's economy during the year under review. The state's population rose from 10th among the states in 1960 to fourth in 1990, where it remained, as of the end of the reporting period. Two age groups, seniors and the youthful population, dominated this trend, whereas the main segment of the working age population (25-44) is projected to decrease from 30% in 1990 to 23% in 2010.

The high proportion of seniors -- 18.5% of the population was 65 and older compared with 12.7% nationally in 1997 -- heightens the risk that Medicaid and other health care service costs will increase more rapidly than elsewhere in the nation. However, the relatively high income level of many seniors contributed significantly to spending, and thus sales tax revenue somewhat offset senior health care-related expenses. The rise in Florida's 5- to 17-year-old population has proved more costly, necessitating large investments to support the state school system. In 1998, education-directed debt issues accounted for 63% of the state's $12.9 billion total debt outstanding.(2)


CREDIT QUALITY BREAKDOWN*

Franklin Florida Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

       [PIE CHART]

              AAA                          69.2%
              AA                            8.9%
              A                             8.8%
              BBB                          12.4%
              Below Investment Grade        0.7%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.




1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Moody's Investors Service, 1/99.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 64 of this report.

PORTFOLIO BREAKDOWN
Franklin Florida
Tax-Free Income Fund
2/28/99

                                 % OF TOTAL
                                  LONG-TERM
SECTOR                          INVESTMENTS
-------------------------------------------

Prerefunded                           24.1%

Utilities                             21.7%

Transportation                        10.5%

Housing                                9.1%

Special Assessment                     8.6%

Hospitals                              6.6%

Other Revenue                          5.8%

Health Care                            3.7%

Certificates of Participation          3.4%

General Obligation                     3.0%

Education                              1.7%

Sales Tax Revenue                      1.2%

Industrial                             0.6%


Florida's stable financial picture over the past several years, based on relatively moderate debt levels and a services-based economy that continues to expand faster than the nation's, contributed to its AA+ general obligation debt rating by Standard and Poor's, a national credit rating agency.(3) Although the state has no personal income tax, the sales tax, which comprises 60% of Florida's revenues, grew by a healthy 5.5% in 1996 and 6.8% in 1997. While figures for 1998 were not yet available at the end of the reporting period, the sales tax is projected to grow 7.0% in 1999.(2) The state also makes yearly deposits to its Budget Stabilization Fund, reducing its dependence on the sales tax.


PORTFOLIO NOTES

Throughout the year under review, the fund's Class A share price, as measured by net asset value, increased four cents, from $11.87 on February 28, 1998, to $11.91 on February 28, 1999. Meanwhile, on the state level, falling interest rates prompted Florida municipalities to refinance outstanding debt as well as vigorously issue new bonds. This was demonstrated by the state's 27% issuance increase compared with the previous reporting period. Florida also participated in the national trend of municipalities' offering greater amounts of insured debt, with over 50% of the national municipal debt coming to market insured during the reporting period. We saw attractive value in the insured bond sector and increased the fund's percentage of highest-quality AAA bonds from 62.7% of total long-term investments on February 28, 1998, to 69.2% on February 28, 1999.



3. This does not indicate Standard & Poor's rating of the fund.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date. Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value. The fund profited by selling many of its prerefunded securities for more than it paid. Therefore, it made a 0.8 cent per share long-term capital gain distribution in December and may make another capital gain distribution in June 1999.

The large demand for Florida municipal bonds allowed yields to remain significantly lower than national levels. Despite the appetite for the state's debt, credit spreads, the higher yields paid to investors for the project risk, widened toward the close of the calendar year. This enabled Franklin Florida Tax-Free Income Fund to purchase some attractively yielding, lower-rated bonds. Purchases during the reporting period included Florida Housing Finance Corp. Revenue 5.15%; Florida State Department of Transportation General Obligation 5%; Bay County School Board Certificate of Participation 5%; Highlands County Health Facilities Authority Revenue 5.25%; and Escambia County HFA, SFMR 5.20%.

We believe that Florida's strong economy and conservative financial practices make the state an attractive investment, going forward.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Florida Tax-Free Income Fund
3/1/98 - 2/28/99

                                                      DIVIDEND PER SHARE
                                              ----------------------------------
MONTH                                          CLASS A                  CLASS C
--------------------------------------------------------------------------------
March                                         5.2 cents               4.63 cents

April                                         5.2 cents               4.65 cents

May                                           5.2 cents               4.65 cents

June                                          5.2 cents               4.65 cents

July                                          5.2 cents               4.65 cents

August                                        5.2 cents               4.65 cents

September                                     5.2 cents               4.65 cents

October                                       5.2 cents               4.64 cents

November                                      5.2 cents               4.64 cents

December                                      5.1 cents               4.54 cents

January                                       5.1 cents               4.54 cents

February                                      5.1 cents               4.54 cents
--------------------------------------------------------------------------------

TOTAL                                        62.1 CENTS              55.43 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                        CHANGE          2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                +$0.04          $11.91    $11.87


                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.621

Long-Term Capital Gain                         $0.008

      Total                                    $0.629


CLASS C                                        CHANGE          2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                +$0.05           $12.01    $11.96


                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.5543

Long-Term Capital Gain                         $0.0080

      Total                                    $0.5623


PERFORMANCE

                                                                               INCEPTION
CLASS A                                           1-YEAR   5-YEAR    10-YEAR    (9/1/87)
----------------------------------------------------------------------------------------

Cumulative Total Return(1)                        +5.75%   +34.89%   +111.72%   +144.35%

Average Annual Total Return(2)                    +1.23%    +5.26%     +7.32%     +7.67%

Distribution Rate(3)                      4.82%

Taxable Equivalent Distribution Rate(4)   7.98%

30-Day Standardized Yield(5)              3.78%

Taxable Equivalent Yield(4)               6.26%

                                                                    INCEPTION
CLASS C                                           1-YEAR   3-YEAR    (5/1/95)
----------------------------------------------------------------------------------------

Cumulative Total Return(1)                        +5.21%   +18.69%    +28.26%

Average Annual Total Return(2)                    +3.18%    +5.52%     +6.45%

Distribution Rate(3)                      4.38%

Taxable Equivalent Distribution Rate(4)   7.25%

30-Day Standardized Yield(5)              3.35%

Taxable Equivalent Yield(4)               5.55%


Franklin Florida Tax-Free Income Fund paid distributions derived from long-term capital gains of 0.8 cents ($0.008) per share in December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).



FRANKLIN FLORIDA
TAX-FREE INCOME FUND




CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum federal personal income tax bracket of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN FLORIDA
TAX-FREE INCOME FUND


AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
---------------------------------
1-Year                     +1.23%

5-Year                     +5.26%

10-Year                    +7.32%

Since Inception (9/1/87)   +7.67%



AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
---------------------------------

1-Year                     +3.18%

3-Year                     +5.52%

Since Inception (5/1/95)   +6.45%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


CLASS A (3/1/89 to 2/28/99)

[LINE GRAPH]


The following line graph compares the performance of the Franklin Florida Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.


--------------------------------------------------------------------------------------------------------
Date                        Franklin Florida Tax-Free Income     Lehman Brothers           CPI
                                      Fund-Class A                Municipal Bond
                                                                      Index
--------------------------------------------------------------------------------------------------------
         3/1/89                          $9,575                       $10,000                    $10,000
        3/31/89                          $9,573        -0.24%         $9,976             0.58%   $10,058
        4/30/89                          $9,772         2.37%         $10,212            0.65%   $10,123
        5/31/89                          $9,990         2.08%         $10,425            0.57%   $10,181
        6/30/89                         $10,108         1.36%         $10,567            0.24%   $10,206
        7/31/89                         $10,190         1.36%         $10,710            0.24%   $10,230
        8/31/89                         $10,095        -0.98%         $10,605            0.16%   $10,246
        9/30/89                         $10,027        -0.30%         $10,574            0.32%   $10,279
       10/31/89                         $10,158         1.22%         $10,703            0.48%   $10,329
       11/30/89                         $10,318         1.75%         $10,890            0.24%   $10,353
       12/31/89                         $10,412         0.82%         $10,979            0.16%   $10,370
        1/31/90                         $10,323        -0.47%         $10,928            1.03%   $10,477
        2/28/90                         $10,467         0.89%         $11,025            0.47%   $10,526
        3/31/90                         $10,455         0.03%         $11,028            0.55%   $10,584
        4/30/90                         $10,364        -0.72%         $10,949            0.16%   $10,601
        5/31/90                         $10,609         2.18%         $11,187            0.23%   $10,625
        6/30/90                         $10,707         0.88%         $11,286            0.54%   $10,682
        7/31/90                         $10,886         1.48%         $11,453            0.38%   $10,723
        8/31/90                         $10,581        -1.45%         $11,287            0.92%   $10,822
        9/30/90                         $10,650         0.06%         $11,294            0.84%   $10,913
       10/31/90                         $10,809         1.81%         $11,498            0.60%   $10,978
       11/30/90                         $11,050         2.01%         $11,729            0.22%   $11,002
       12/31/90                         $11,045         0.44%         $11,781            0.00%   $11,002
        1/31/91                         $11,227         1.34%         $11,939            0.60%   $11,068
        2/28/91                         $11,306         0.87%         $12,042            0.15%   $11,085
        3/31/91                         $11,353         0.04%         $12,047            0.15%   $11,102
        4/30/91                         $11,507         1.34%         $12,209            0.15%   $11,118
        5/31/91                         $11,587         0.89%         $12,317            0.30%   $11,152
        6/30/91                         $11,582        -0.10%         $12,305            0.29%   $11,184
        7/31/91                         $11,771         1.22%         $12,455            0.15%   $11,201
        8/31/91                         $11,896         1.32%         $12,620            0.29%   $11,233
        9/30/91                         $12,065         1.30%         $12,784            0.44%   $11,283
       10/31/91                         $12,136         0.90%         $12,899            0.15%   $11,299
       11/30/91                         $12,186         0.28%         $12,935            0.29%   $11,332
       12/31/91                         $12,432         2.15%         $13,213            0.07%   $11,340
        1/31/92                         $12,444         0.23%         $13,243            0.15%   $11,357
        2/29/92                         $12,456         0.03%         $13,247            0.36%   $11,398
        3/31/92                         $12,491         0.04%         $13,253            0.51%   $11,456
        4/30/92                         $12,606         0.89%         $13,370            0.14%   $11,472
        5/31/92                         $12,767         1.18%         $13,528            0.14%   $11,488
        6/30/92                         $12,917         1.68%         $13,756            0.36%   $11,530
        7/31/92                         $13,380         3.00%         $14,168            0.21%   $11,554
        8/31/92                         $13,242        -0.98%         $14,029            0.28%   $11,586
        9/30/92                         $13,244         0.65%         $14,121            0.28%   $11,619
       10/31/92                         $13,033        -0.98%         $13,982            0.35%   $11,659
       11/30/92                         $13,305         1.79%         $14,232            0.14%   $11,676
       12/31/92                         $13,506         1.02%         $14,378           -0.07%   $11,667
        1/31/93                         $13,683         1.16%         $14,544            0.49%   $11,725
        2/28/93                         $14,054         3.62%         $15,071            0.35%   $11,766
        3/31/93                         $14,004        -1.06%         $14,911            0.35%   $11,807
        4/30/93                         $14,123         1.01%         $15,062            0.28%   $11,840
        5/31/93                         $14,232         0.56%         $15,146            0.14%   $11,856
        6/30/93                         $14,438         1.67%         $15,399            0.14%   $11,873
        7/31/93                         $14,462         0.13%         $15,419            0.00%   $11,873
        8/31/93                         $14,681         2.08%         $15,740            0.28%   $11,906
        9/30/93                         $14,840         1.14%         $15,919            0.21%   $11,931
       10/31/93                         $14,950         0.19%         $15,949            0.41%   $11,980
       11/30/93                         $14,885        -0.88%         $15,809            0.07%   $11,989
       12/31/93                         $15,130         2.11%         $16,143            0.00%   $11,989
        1/31/94                         $15,289         1.14%         $16,327            0.27%   $12,021
        2/28/94                         $15,015        -2.59%         $15,904            0.34%   $12,062
        3/31/94                         $14,548        -4.07%         $15,257            0.34%   $12,103
        4/30/94                         $14,619         0.85%         $15,386            0.14%   $12,120
        5/31/94                         $14,702         0.87%         $15,520            0.07%   $12,128
        6/30/94                         $14,684        -0.61%         $15,425            0.34%   $12,170
        7/31/94                         $14,900         1.83%         $15,708            0.27%   $12,202
        8/31/94                         $14,934         0.35%         $15,763            0.40%   $12,251
        9/30/94                         $14,797        -1.47%         $15,531            0.27%   $12,284
       10/31/94                         $14,619        -1.78%         $15,255            0.07%   $12,293
       11/30/94                         $14,350        -1.81%         $14,978            0.13%   $12,309
       12/31/94                         $14,626         2.20%         $15,308            0.00%   $12,309
        1/31/95                         $15,011         2.86%         $15,746            0.40%   $12,358
        2/28/95                         $15,371         2.91%         $16,204            0.40%   $12,408
        3/31/95                         $15,489         1.15%         $16,390            0.33%   $12,448
        4/30/95                         $15,553         0.12%         $16,410            0.33%   $12,490
        5/31/95                         $15,918         3.19%         $16,933            0.20%   $12,515
        6/30/95                         $15,886        -0.87%         $16,786            0.20%   $12,540
        7/31/95                         $15,979         0.95%         $16,946            0.00%   $12,540
        8/31/95                         $16,115         1.27%         $17,161            0.26%   $12,572
        9/30/95                         $16,208         0.63%         $17,269            0.20%   $12,597
       10/31/95                         $16,400         1.45%         $17,519            0.33%   $12,639
       11/30/95                         $16,622         1.66%         $17,810           -0.07%   $12,630
       12/31/95                         $16,774         0.96%         $17,981           -0.07%   $12,621
        1/31/96                         $16,855         0.76%         $18,118            0.59%   $12,696
        2/29/96                         $16,793        -0.68%         $17,995            0.32%   $12,736
        3/31/96                         $16,660        -1.28%         $17,764            0.52%   $12,803
        4/30/96                         $16,626        -0.28%         $17,714            0.39%   $12,852
        5/31/96                         $16,636        -0.04%         $17,707            0.19%   $12,877
        6/30/96                         $16,836         1.09%         $17,900            0.06%   $12,885
        7/31/96                         $16,935         0.91%         $18,063            0.19%   $12,909
        8/31/96                         $16,929        -0.02%         $18,060            0.19%   $12,934
        9/30/96                         $17,162         1.40%         $18,313            0.32%   $12,975
       10/31/96                         $17,307         1.13%         $18,519            0.32%   $13,017
       11/30/96                         $17,557         1.83%         $18,858            0.19%   $13,041
       12/31/96                         $17,507        -0.42%         $18,779            0.00%   $13,041
        1/31/97                         $17,518         0.19%         $18,815            0.32%   $13,083
        2/28/97                         $17,665         0.92%         $18,988            0.31%   $13,124
        3/31/97                         $17,461        -1.33%         $18,735            0.25%   $13,156
        4/30/97                         $17,626         0.84%         $18,893            0.12%   $13,172
        5/31/97                         $17,821         1.51%         $19,178           -0.06%   $13,164
        6/30/97                         $18,002         1.07%         $19,383            0.12%   $13,180
        7/31/97                         $18,433         2.77%         $19,920            0.12%   $13,196
        8/31/97                         $18,303        -0.94%         $19,733            0.19%   $13,221
        9/30/97                         $18,435         1.19%         $19,968            0.25%   $13,254
       10/31/97                         $18,552         0.64%         $20,096            0.25%   $13,287
       11/30/97                         $18,669         0.59%         $20,214           -0.06%   $13,279
       12/31/97                         $18,929         1.46%         $20,509           -0.12%   $13,263
        1/31/98                         $19,125         1.03%         $20,720            0.19%   $13,288
        2/28/98                         $19,146         0.03%         $20,727            0.19%   $13,314
        3/31/98                         $19,181         0.09%         $20,745            0.19%   $13,339
        4/30/98                         $19,152        -0.45%         $20,652            0.18%   $13,363
        5/31/98                         $19,383         1.58%         $20,978            0.18%   $13,387
        6/30/98                         $19,452         0.39%         $21,060            0.12%   $13,403
        7/31/98                         $19,521         0.25%         $21,113            0.12%   $13,419
        8/31/98                         $19,772         1.55%         $21,440            0.12%   $13,435
        9/30/98                         $19,957         1.25%         $21,708            0.12%   $13,451
       10/31/98                         $19,977         0.00%         $21,708            0.24%   $13,484
       11/30/98                         $20,064         0.35%         $21,784            0.00%   $13,484
       12/31/98                         $20,130         0.25%         $21,838           -0.06%   $13,476
        1/31/99    0.76%                $20,283         1.19%         $22,098            0.24%   $13,508
        2/28/99   -0.17%                $20,272        -0.44%         $22,001            0.12%   $13,524

Total Return     102.72%                              120.01%                           35.24%
----------------------------------------------------------------------------------------------------------


CLASS C (5/1/95 to 2/28/99)

[LINE GRAPH]

The following line graph compares the performance of the Franklin Florida Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/89 to 2/28/99.

----------------------------------------------------------------------------------------------------------
Date                        Franklin Florida Tax-Free Income      Lehman Brothers Municipal      CPI
                                      Fund-Class C                       Bond Index
----------------------------------------------------------------------------------------------------------
         5/1/95                      $9,904                              $10,000                   $10,000
        5/31/95                     $10,164                3.19%         $10,319            0.20%  $10,020
        6/30/95                     $10,147               -0.87%         $10,229            0.20%  $10,040
        7/31/95                     $10,192                0.95%         $10,326            0.00%  $10,040
        8/31/95                     $10,281                1.27%         $10,458            0.26%  $10,066
        9/29/95                     $10,344                0.63%         $10,523            0.20%  $10,086
       10/31/95                     $10,452                1.45%         $10,676            0.33%  $10,120
       11/30/95                     $10,596                1.66%         $10,853           -0.07%  $10,112
       12/29/95                     $10,687                0.96%         $10,957           -0.07%  $10,105
        1/31/96                     $10,733                0.76%         $11,041            0.59%  $10,165
        2/29/96                     $10,688               -0.68%         $10,966            0.32%  $10,198
        3/29/96                     $10,590               -1.28%         $10,825            0.52%  $10,251
        4/30/96                     $10,564               -0.28%         $10,795            0.39%  $10,291
        5/31/96                     $10,565               -0.04%         $10,791            0.19%  $10,310
        6/28/96                     $10,695                1.09%         $10,908            0.06%  $10,316
        7/31/96                     $10,742                0.91%         $11,008            0.19%  $10,336
        8/30/96                     $10,733               -0.02%         $11,005            0.19%  $10,356
        9/30/96                     $10,883                1.40%         $11,159            0.32%  $10,389
       10/31/96                     $10,978                1.13%         $11,286            0.32%  $10,422
       11/29/96                     $11,130                1.83%         $11,492            0.19%  $10,442
       12/31/96                     $11,093               -0.42%         $11,444            0.00%  $10,442
        1/31/97                     $11,095                0.19%         $11,466            0.32%  $10,475
        2/28/97                     $11,183                0.92%         $11,571            0.31%  $10,508
        3/31/97                     $11,053               -1.33%         $11,417            0.25%  $10,534
        4/30/97                     $11,152                0.84%         $11,513            0.12%  $10,547
        5/31/97                     $11,270                1.51%         $11,687           -0.06%  $10,540
        6/30/97                     $11,379                1.07%         $11,812            0.12%  $10,553
        7/31/97                     $11,653                2.77%         $12,139            0.12%  $10,565
        8/31/97                     $11,556               -0.94%         $12,025            0.19%  $10,586
        9/30/97                     $11,643                1.19%         $12,168            0.25%  $10,612
       10/31/97                     $11,711                0.64%         $12,246            0.25%  $10,639
       11/30/97                     $11,779                0.59%         $12,318           -0.06%  $10,632
       12/31/97                     $11,936                1.46%         $12,498           -0.12%  $10,619
        1/31/98                     $12,053                1.03%         $12,627            0.19%  $10,640
        2/28/98                     $12,060                0.03%         $12,631            0.19%  $10,660
        3/31/98                     $12,076                0.09%         $12,642            0.19%  $10,680
        4/30/98                     $12,053               -0.45%         $12,585            0.18%  $10,699
        5/31/98                     $12,191                1.58%         $12,784            0.18%  $10,719
        6/30/98                     $12,239                0.39%         $12,834            0.12%  $10,731
        7/31/98                     $12,226                0.25%         $12,866            0.12%  $10,744
        8/31/98                     $12,427                1.55%         $13,065            0.12%  $10,757
        9/30/98                     $12,527                1.25%         $13,229            0.12%  $10,770
       10/31/98                     $12,533                0.00%         $13,229            0.24%  $10,796
       11/30/98                     $12,592                0.35%         $13,275            0.00%  $10,796
       12/31/98                     $12,616                0.25%         $13,308           -0.06%  $10,789
        1/31/99    0.79%            $12,716                1.19%         $13,466            0.24%  $10,815
        2/28/99   -0.22%            $12,703               -0.44%         $13,407            0.12%  $10,828

Total Return      27.03%                                  34.07%                            8.28%
----------------------------------------------------------------------------------------------------------



*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.

FRANKLIN GEORGIA TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Georgia Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Georgia state personal income taxes through a portfolio consisting primarily of Georgia municipal bonds.(1)


STATE UPDATE

[GEORGIA GRAPHIC]

Georgia's strong job creation, low average cost of living and extensive transportation infrastructure continued to drive economic growth during the year under review. The state's economy was well-diversified across the trade, services and transportation sectors. The state's population is expected to remain among the nation's fastest growing over the next five years.(2)

Tax revenue growth was 5.4% for fiscal 1998, despite a planned reduction in the sales tax on food. State sources calculate that 1998's maximum annual debt service will be about 5.08% of that year's Treasury receipts, well within constitutional limits, which restrict debt service from exceeding 10% of Treasury receipts.(3)

The state's strong financial position, overall favorable credit trends and the improved timeliness and accuracy of its fiscal reporting underlie its AAA general obligation debt rating from Standard & Poor's, a national credit rating agency.(4)



CREDIT QUALITY BREAKDOWN*
Franklin Georgia Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99.

       [PIE CHART}

            AAA             64.7%
            AA              12.8%
            A                6.3%
            BBB             16.2%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.




1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard & Poor's CreditWeek Municipal, 5/11/98.
3. Source: Moody's Investors Service, Municipal Credit Research, 1/29/99.
4. This does not indicate Standard & Poor's rating of the fund.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 74 of this report.

PORTFOLIO BREAKDOWN
Franklin Georgia
Tax-Free Income Fund
2/28/99

                  % OF TOTAL
                  LONG-TERM
SECTOR            INVESTMENTS
-----------------------------

Utilities              25.9%

Prerefunded            18.5%

Housing                13.5%

Industrial              8.4%

Hospitals               7.5%

Other Revenue           7.2%

General Obligation      6.7%

Transportation          6.2%

Education               5.4%

Sales Tax Revenue       0.6%

Health Care             0.1%



PORTFOLIO NOTES

Franklin Georgia Tax-Free Income Fund's total net assets grew 14.61% during the reporting period. When making new purchases, the fund pursued its philosophy of buying municipal securities having the best relative value, consistent with providing long-term tax-exempt income to shareholders. Throughout the year under review, we found value in the highest-quality, AAA bond sector, which comprised a significant 64.7% of the fund's total long-term investments as of February 28, 1999.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Proceeds from the sale of prerefunded bonds were most often used to purchase current coupon bonds, at a slight discount, that offer call protection of approximately 10 years. With this strategy, the average call protection for fund issues increased to a weighted average life to first call of 6.74 years at the end of the reporting period, versus 6.10 years on February 28, 1998. However, because of the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from the prerefunded bond sales. Thus, the fund made long-term capital gain distributions in June and December totaling 5.58 cents per share. Additionally, the fund may make another capital gain distribution in June 1999.

We are closely monitoring Georgia's supply of tax-exempt municipal bonds. During the year under review, the state issued $6 billion worth of debt, a remarkable 34.6% increase from the previous reporting period. This plentiful supply outpaced demand, enabling us to acquire issues at relatively attractive yields. These included Atlanta General Obligation; Columbia County General Obligation; Savannah Hospital Authority Revenue for Chandler Health System; Camden County Joint Development Authority for Union Carbide; and Baldwin County Hospital Authority Revenue for the Oconee Regional Medical Center.

Going forward, we expect supply to remain strong, as the state's low debt burden and growing need for new infrastructure, such as schools, highways and affordable housing, should sustain new borrowing requirements. In addition, the increased number of refunding issues resulting from reduced borrowing costs could add to new-issue supply, should interest rates remain low.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Georgia Tax-Free Income Fund
3/1/98 - 2/28/99

                                                      DIVIDEND PER SHARE
                                                 ---------------------------
MONTH                                             CLASS A          CLASS C
----------------------------------------------------------------------------
March                                            5.2 cents        4.62 cents

April                                            5.2 cents        4.64 cents

May                                              5.2 cents        4.64 cents

June                                             5.2 cents        4.64 cents

July                                             5.2 cents        4.64 cents

August                                           5.2 cents        4.64 cents

September                                        5.1 cents        4.54 cents

October                                          5.1 cents        4.53 cents

November                                         5.1 cents        4.53 cents

December                                         5.0 cents        4.43 cents

January                                          5.0 cents        4.43 cents

February                                         5.0 cents        4.43 cents
----------------------------------------------------------------------------
TOTAL                                           61.5 CENTS       54.71 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

FRANKLIN GEORGIA
TAX-FREE INCOME FUND



CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Georgia state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE          2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.05           $12.07    $12.12


                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.6150

Long-Term Capital Gain                         $0.0558

      Total                                    $0.6708


CLASS C                                        CHANGE         2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.04          $12.15    $12.19


                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.5471

Long-Term Capital Gain                         $0.0558

      Total                                    $0.6029



PERFORMANCE

                                                                                 INCEPTION
CLASS A                                            1-YEAR   5-YEAR     10-YEAR    (9/1/87)
------------------------------------------------------------------------------------------
Cumulative Total Return(1)                         +5.22%   +32.70%   +107.88%    +136.63%

Average Annual Total Return(2)                     +0.73%    +4.91%     +7.13%      +7.37%

Distribution Rate(3)                      4.71%

Taxable Equivalent Distribution Rate(4)   8.30%

30-Day Standardized Yield(5)              3.85%

Taxable Equivalent Yield(4)               6.78%

                                                                      INCEPTION
CLASS C                                            1-YEAR   3-YEAR     (5/1/95)
------------------------------------------------------------------------------------------
Cumulative Total Return(1)                         +4.70%   +17.80%     +26.52%

Average Annual Total Return(2)                     +2.69%    +5.26%      +6.05%
Distribution Rate(3)                      4.33%

Taxable Equivalent Distribution Rate(4)   7.63%

30-Day Standardized Yield(5)              3.43%

Taxable Equivalent Yield(4)               6.04%


Franklin Georgia Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 5.58 cents ($0.0558) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

CLASS A (3/1/89 - 2/28/99)

[LINE CHART]

The following line graph compares the performance of the Franklin Georgia Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

--------------------------------------------------------------------------------------------------------
Date                        Franklin Georgia Tax-Free Income       Lehman Brothers           CPI*
                                      Fund-Class A                  Municipal Bond
                                                                        Index*
--------------------------------------------------------------------------------------------------------
         3/1/89                             $9,575                  $10,000                    $10,000
        3/31/89                             $9,548    -0.24%         $9,976            0.58%   $10,058
        4/30/89                             $9,776     2.37%        $10,212            0.65%   $10,123
        5/31/89                            $10,005     2.08%        $10,425            0.57%   $10,181
        6/30/89                            $10,143     1.36%        $10,567            0.24%   $10,206
        7/31/89                            $10,229     1.36%        $10,710            0.24%   $10,230
        8/31/89                            $10,167    -0.98%        $10,605            0.16%   $10,246
        9/30/89                            $10,113    -0.30%        $10,574            0.32%   $10,279
       10/31/89                            $10,229     1.22%        $10,703            0.48%   $10,329
       11/30/89                            $10,384     1.75%        $10,890            0.24%   $10,353
       12/31/89                            $10,491     0.82%        $10,979            0.16%   $10,370
        1/31/90                            $10,417    -0.47%        $10,928            1.03%   $10,477
        2/28/90                            $10,555     0.89%        $11,025            0.47%   $10,526
        3/31/90                            $10,549     0.03%        $11,028            0.55%   $10,584
        4/30/90                            $10,485    -0.72%        $10,949            0.16%   $10,601
        5/31/90                            $10,715     2.18%        $11,187            0.23%   $10,625
        6/30/90                            $10,809     0.88%        $11,286            0.54%   $10,682
        7/31/90                            $10,993     1.48%        $11,453            0.38%   $10,723
        8/31/90                            $10,708    -1.45%        $11,287            0.92%   $10,822
        9/30/90                            $10,693     0.06%        $11,294            0.84%   $10,913
       10/31/90                            $10,840     1.81%        $11,498            0.60%   $10,978
       11/30/90                            $11,099     2.01%        $11,729            0.22%   $11,002
       12/31/90                            $11,084     0.44%        $11,781            0.00%   $11,002
        1/31/91                            $11,295     1.34%        $11,939            0.60%   $11,068
        2/28/91                            $11,383     0.87%        $12,042            0.15%   $11,085
        3/31/91                            $11,419     0.04%        $12,047            0.15%   $11,102
        4/30/91                            $11,571     1.34%        $12,209            0.15%   $11,118
        5/31/91                            $11,650     0.89%        $12,317            0.30%   $11,152
        6/30/91                            $11,646    -0.10%        $12,305            0.29%   $11,184
        7/31/91                            $11,811     1.22%        $12,455            0.15%   $11,201
        8/31/91                            $11,935     1.32%        $12,620            0.29%   $11,233
        9/30/91                            $12,102     1.30%        $12,784            0.44%   $11,283
       10/31/91                            $12,162     0.90%        $12,899            0.15%   $11,299
       11/30/91                            $12,211     0.28%        $12,935            0.29%   $11,332
       12/31/91                            $12,440     2.15%        $13,213            0.07%   $11,340
        1/31/92                            $12,481     0.23%        $13,243            0.15%   $11,357
        2/29/92                            $12,457     0.03%        $13,247            0.36%   $11,398
        3/31/92                            $12,477     0.04%        $13,253            0.51%   $11,456
        4/30/92                            $12,598     0.89%        $13,370            0.14%   $11,472
        5/31/92                            $12,765     1.18%        $13,528            0.14%   $11,488
        6/30/92                            $12,932     1.68%        $13,756            0.36%   $11,530
        7/31/92                            $13,362     3.00%        $14,168            0.21%   $11,554
        8/31/92                            $13,210    -0.98%        $14,029            0.28%   $11,586
        9/30/92                            $13,252     0.65%        $14,121            0.28%   $11,619
       10/31/92                            $13,015    -0.98%        $13,982            0.35%   $11,659
       11/30/92                            $13,311     1.79%        $14,232            0.14%   $11,676
       12/31/92                            $13,515     1.02%        $14,378           -0.07%   $11,667
        1/31/93                            $13,626     1.16%        $14,544            0.49%   $11,725
        2/28/93                            $14,009     3.62%        $15,071            0.35%   $11,766
        3/31/93                            $13,944    -1.06%        $14,911            0.35%   $11,807
        4/30/93                            $14,104     1.01%        $15,062            0.28%   $11,840
        5/31/93                            $14,194     0.56%        $15,146            0.14%   $11,856
        6/30/93                            $14,440     1.67%        $15,399            0.14%   $11,873
        7/31/93                            $14,446     0.13%        $15,419            0.00%   $11,873
        8/31/93                            $14,694     2.08%        $15,740            0.28%   $11,906
        9/30/93                            $14,882     1.14%        $15,919            0.21%   $11,931
       10/31/93                            $14,937     0.19%        $15,949            0.41%   $11,980
       11/30/93                            $14,882    -0.88%        $15,809            0.07%   $11,989
       12/31/93                            $15,122     2.11%        $16,143            0.00%   $11,989
        1/31/94                            $15,302     1.14%        $16,327            0.27%   $12,021
        2/28/94                            $14,985    -2.59%        $15,904            0.34%   $12,062
        3/31/94                            $14,478    -4.07%        $15,257            0.34%   $12,103
        4/30/94                            $14,534     0.85%        $15,386            0.14%   $12,120
        5/31/94                            $14,629     0.87%        $15,520            0.07%   $12,128
        6/30/94                            $14,571    -0.61%        $15,425            0.34%   $12,170
        7/31/94                            $14,820     1.83%        $15,708            0.27%   $12,202
        8/31/94                            $14,877     0.35%        $15,763            0.40%   $12,251
        9/30/94                            $14,729    -1.47%        $15,531            0.27%   $12,284
       10/31/94                            $14,502    -1.78%        $15,255            0.07%   $12,293
       11/30/94                            $14,224    -1.81%        $14,978            0.13%   $12,309
       12/31/94                            $14,557     2.20%        $15,308            0.00%   $12,309
        1/31/95                            $14,944     2.86%        $15,746            0.40%   $12,358
        2/28/95                            $15,267     2.91%        $16,204            0.40%   $12,408
        3/31/95                            $15,406     1.15%        $16,390            0.33%   $12,448
        4/30/95                            $15,452     0.12%        $16,410            0.33%   $12,490
        5/31/95                            $15,806     3.19%        $16,933            0.20%   $12,515
        6/30/95                            $15,745    -0.87%        $16,786            0.20%   $12,540
        7/31/95                            $15,820     0.95%        $16,946            0.00%   $12,540
        8/31/95                            $15,976     1.27%        $17,161            0.26%   $12,572
        9/30/95                            $16,037     0.63%        $17,269            0.20%   $12,597
       10/31/95                            $16,235     1.45%        $17,519            0.33%   $12,639
       11/30/95                            $16,449     1.66%        $17,810           -0.07%   $12,630
       12/31/95                            $16,608     0.96%        $17,981           -0.07%   $12,621
        1/31/96                            $16,670     0.76%        $18,118            0.59%   $12,696
        2/29/96                            $16,621    -0.68%        $17,995            0.32%   $12,736
        3/31/96                            $16,475    -1.28%        $17,764            0.52%   $12,803
        4/30/96                            $16,481    -0.28%        $17,714            0.39%   $12,852
        5/31/96                            $16,516    -0.04%        $17,707            0.19%   $12,877
        6/30/96                            $16,680     1.09%        $17,900            0.06%   $12,885
        7/31/96                            $16,773     0.91%        $18,063            0.19%   $12,909
        8/31/96                            $16,793    -0.02%        $18,060            0.19%   $12,934
        9/30/96                            $17,000     1.40%        $18,313            0.32%   $12,975
       10/31/96                            $17,149     1.13%        $18,519            0.32%   $13,017
       11/30/96                            $17,371     1.83%        $18,858            0.19%   $13,041
       12/31/96                            $17,375    -0.42%        $18,779            0.00%   $13,041
        1/31/97                            $17,409     0.19%        $18,815            0.32%   $13,083
        2/28/97                            $17,531     0.92%        $18,988            0.31%   $13,124
        3/31/97                            $17,372    -1.33%        $18,735            0.25%   $13,156
        4/30/97                            $17,511     0.84%        $18,893            0.12%   $13,172
        5/31/97                            $17,694     1.51%        $19,178           -0.06%   $13,164
        6/30/97                            $17,848     1.07%        $19,383            0.12%   $13,180
        7/31/97                            $18,229     2.77%        $19,920            0.12%   $13,196
        8/31/97                            $18,113    -0.94%        $19,733            0.19%   $13,221
        9/30/97                            $18,299     1.19%        $19,968            0.25%   $13,254
       10/31/97                            $18,396     0.64%        $20,096            0.25%   $13,287
       11/30/97                            $18,523     0.59%        $20,214           -0.06%   $13,279
       12/31/97                            $18,743     1.46%        $20,509           -0.12%   $13,263
        1/31/98                            $18,887     1.03%        $20,720            0.19%   $13,288
        2/28/98                            $18,891     0.03%        $20,727            0.19%   $13,314
        3/31/98                            $18,925     0.09%        $20,745            0.19%   $13,339
        4/30/98                            $18,912    -0.45%        $20,652            0.18%   $13,363
        5/31/98                            $19,152     1.58%        $20,978            0.18%   $13,387
        6/30/98                            $19,210     0.39%        $21,060            0.12%   $13,403
        7/31/98                            $19,245     0.25%        $21,113            0.12%   $13,419
        8/31/98                            $19,471     1.55%        $21,440            0.12%   $13,435
        9/30/98                            $19,697     1.25%        $21,708            0.12%   $13,451
       10/31/98                            $19,651     0.00%        $21,708            0.24%   $13,484
       11/30/98                            $19,733     0.35%        $21,784            0.00%   $13,484
       12/31/98                            $19,800     0.25%        $21,838           -0.06%   $13,476
        1/31/99    0.74%                   $19,947     1.19%        $22,098            0.24%   $13,508
        2/28/99   -0.34%                   $19,905    -0.44%        $22,001            0.12%   $13,524

Total Return      99.05%                             120.01%                          35.24%
----------------------------------------------------------------------------------------------------------


CLASS C (5/1/95 to 2/28/99)

[LINE CHART]

The following line graph compares the performance of the Franklin Georgia Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.


----------------------------------------------------------------------------------------------------------
Date                        Franklin Georgia Tax-Free Income      Lehman Brothers Municipal      CPI*
                                      Fund-Class C                       Bond Index*
----------------------------------------------------------------------------------------------------------
         5/1/95                      $9,897                              $10,000                   $10,000
        5/31/95                     $10,116                3.19%         $10,319            0.20%  $10,020
        6/30/95                     $10,089               -0.87%         $10,229            0.20%  $10,040
        7/31/95                     $10,140                0.95%         $10,326            0.00%  $10,040
        8/31/95                     $10,226                1.27%         $10,458            0.26%  $10,066
        9/29/95                     $10,268                0.63%         $10,523            0.20%  $10,086
       10/31/95                     $10,381                1.45%         $10,676            0.33%  $10,120
       11/30/95                     $10,520                1.66%         $10,853           -0.07%  $10,112
       12/29/95                     $10,616                0.96%         $10,957           -0.07%  $10,105
        1/31/96                     $10,651                0.76%         $11,041            0.59%  $10,165
        2/29/96                     $10,614               -0.68%         $10,966            0.32%  $10,198
        3/29/96                     $10,517               -1.28%         $10,825            0.52%  $10,251
        4/30/96                     $10,517               -0.28%         $10,795            0.39%  $10,291
        5/31/96                     $10,534               -0.04%         $10,791            0.19%  $10,310
        6/28/96                     $10,633                1.09%         $10,908            0.06%  $10,316
        7/31/96                     $10,693                0.91%         $11,008            0.19%  $10,336
        8/30/96                     $10,698               -0.02%         $11,005            0.19%  $10,356
        9/30/96                     $10,831                1.40%         $11,159            0.32%  $10,389
       10/31/96                     $10,920                1.13%         $11,286            0.32%  $10,422
       11/29/96                     $11,047                1.83%         $11,492            0.19%  $10,442
       12/31/96                     $11,054               -0.42%         $11,444            0.00%  $10,442
        1/31/97                     $11,061                0.19%         $11,466            0.32%  $10,475
        2/28/97                     $11,143                0.92%         $11,571            0.31%  $10,508
        3/31/97                     $11,039               -1.33%         $11,417            0.25%  $10,534
        4/30/97                     $11,111                0.84%         $11,513            0.12%  $10,547
        5/31/97                     $11,230                1.51%         $11,687           -0.06%  $10,540
        6/30/97                     $11,322                1.07%         $11,812            0.12%  $10,553
        7/31/97                     $11,558                2.77%         $12,139            0.12%  $10,565
        8/31/97                     $11,479               -0.94%         $12,025            0.19%  $10,586
        9/30/97                     $11,591                1.19%         $12,168            0.25%  $10,612
       10/31/97                     $11,646                0.64%         $12,246            0.25%  $10,639
       11/30/97                     $11,721                0.59%         $12,318           -0.06%  $10,632
       12/31/97                     $11,864                1.46%         $12,498           -0.12%  $10,619
        1/31/98                     $11,939                1.03%         $12,627            0.19%  $10,640
        2/28/98                     $11,945                0.03%         $12,631            0.19%  $10,660
        3/31/98                     $11,951                0.09%         $12,642            0.19%  $10,680
        4/30/98                     $11,938               -0.45%         $12,585            0.18%  $10,699
        5/31/98                     $12,083                1.58%         $12,784            0.18%  $10,719
        6/30/98                     $12,124                0.39%         $12,834            0.12%  $10,731
        7/31/98                     $12,140                0.25%         $12,866            0.12%  $10,744
        8/31/98                     $12,277                1.55%         $13,065            0.12%  $10,757
        9/30/98                     $12,413                1.25%         $13,229            0.12%  $10,770
       10/31/98                     $12,378                0.00%         $13,229            0.24%  $10,796
       11/30/98                     $12,423                0.35%         $13,275            0.00%  $10,796
       12/31/98                     $12,459                0.25%         $13,308           -0.06%  $10,789
        1/31/99    0.78%            $12,556                1.19%         $13,466            0.24%  $10,815
        2/28/99   -0.38%            $12,522               -0.44%         $13,407            0.12%  $10,828

Total Return                                    25.22%                          34.07%              8.28%
----------------------------------------------------------------------------------------------------------





*Source: Standard and Poor's Micropal.



Past performance is not predictive of future results.

CREDIT QUALITY BREAKDOWN*
Franklin Kentucky Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

[PIE CHART]

        AAA                             61.1%
        AA                               8.3%
        A                               14.0%
        BBB                             15.8%
        Below Investment Grade           0.8%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.


FRANKLIN KENTUCKY TAX-FREE INCOME FUND



Your Fund's Goal: Franklin Kentucky Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Kentucky state personal income taxes through a portfolio consisting primarily of Kentucky municipal bonds.(1)


COMMONWEALTH UPDATE

[KENTUCKY GRAPHIC]

Kentucky's employment growth continued to closely track the nation's, with calendar 1998 non-agricultural employment growing 2.45%, compared with the 2.56% national average. The commonwealth realized the largest employment gains in the services, construction and financial services sectors. Most of the job creation occurred in Kentucky's northern region, centered around Louisville and Lexington. Further gains should come with United Parcel Services' plan to extend its Louisville hub and add 6,000 jobs.(2)

Kentucky's debt ratios, while still relatively high, are declining. The $3 billion in tax-supported state debt occurred mainly in the form of lease obligations, as the commonwealth retired the last of its outstanding general obligation bonds in 1995. The State Property and Building Commission and other state agencies authorized by the legislature primarily issued these bonds. The enacted 1998-2000 budget projects a slowdown, with personal income growing 5% in fiscal 1999, and 4.9% in 2000. However, commonwealth revenues are projected for 3.8% and 4.4% gains in 1999 and 2000, respectively.(3)

The outlook for Kentucky's lease obligations is positive, given the commonwealth's improved financial position, modestly accelerating economy, declining debt ratios and strong general creditworthiness.





1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Moody's Investor Service, Municipal Credit Research, 5/8/98.

3. Source: Fitch IBCA, Public Finance, 10/30/98.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 78 of this report.

PORTFOLIO NOTES

Kentucky's growing economy contributed in part to a 20.5% debt issuance increase from last year's levels, for a total of $2.9 billion. At the same time, relatively inexpensive premiums on bond insurance resulted in 50% of the nation's municipal debt coming to market insured. We took advantage of this to invest in highest-quality AAA securities, which comprised 61.1% of the fund's total long-term investments at the fund's fiscal year-end.

During the reporting period, the fund's share price, as measured by net asset value, increased two cents, from $11.45 on February 28, 1998, to $11.47 on February 28, 1999. At the same time, the fund's total net assets grew more than 19%. This enabled us to take advantage of relatively attractive yields resulting from Kentucky's tax-exempt municipal bond supply, which outpaced demand. Purchases included Henry County Water Revenue; Shelbyville Certificate of Participation; Northern Kentucky Water Service District Revenue; and Louisville and Jefferson County Metropolitan Sewer District Revenue. Overall, these purchases allowed the fund to maintain diversification in a broad range of credits, helping reduce its exposure to risk and volatility in any one sector.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date. The fund maintained a relatively modest 4.1% exposure to prerefunded bonds, as of the end of the reporting period.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.


PORTFOLIO BREAKDOWN
Franklin Kentucky
Tax-Free Income Fund
2/28/99

                                 % OF TOTAL
                                  LONG-TERM
SECTOR                          INVESTMENTS
-------------------------------------------
Hospitals                             24.4%

Utilities                             20.1%

Housing                               16.0%

Transportation                        11.6%

Other Revenue                         11.0%

Certificates of Participation          6.4%

Industrial                             6.2%

Prerefunded                            4.1%

Education                              0.2%

The state's low debt burden and growing need for new infrastructure such as highways, schools and affordable housing should sustain new borrowing requirements. In addition, if interest rates remain low, refunding issues resulting from lower borrowing costs could add to the supply of new issues. We expect Kentucky bond supply and demand to remain stable going forward.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Kentucky Tax-Free Income Fund
3/1/98 - 2/28/99

                                                                       DIVIDEND
                                                                       --------
MONTH                                                                 PER SHARE
--------------------------------------------------------------------------------
March                                                                   5 cents
April                                                                   5 cents
May                                                                     5 cents
June                                                                    5 cents
July                                                                    5 cents
August                                                                  5 cents
September                                                               5 cents
October                                                                 5 cents
November                                                                5 cents
December                                                                5 cents
January                                                                 5 cents
February                                                                5 cents
-------------------------------------------------------------------------------
TOTAL                                                                  60 CENTS


* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
---------------------------------------------------------------------------------
Net Asset Value                                +$0.02            $11.47   $11.45


                                               DISTRIBUTIONS
                                               --------------------------------
Dividend Income                                $0.60


PERFORMANCE

                                                                            INCEPTION
CLASS A                                                 1-YEAR     5-YEAR   (10/21/91)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                             +5.51%     +35.61%   +71.25%

Average Annual Total Return(2)                         +1.01%     + 5.36%   + 6.93%

Distribution Rate(3)                        4.86%

Taxable Equivalent Distribution Rate(4)     8.56%

30-Day Standardized Yield(5)                3.99%

Taxable Equivalent Yield(4)                 7.03%


FRANKLIN KENTUCKY  TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the funds' distribution rate and total return would have been lower, and yield for the period would have been 3.94%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge for that class.

3. Distribution rate is based on an annualization of the current 4.85 cent per share monthly dividend and the maximum offering price per share of $11.98 on February 28, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Kentucky state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.                         25

FRANKLIN KENTUCKY
TAX-FREE INCOME FUND



AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A

1-Year                +1.01%

5-Year                +5.36%

Since Inception
(10/21/91)+6.93%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

CLASS A (10/12/91-2/28/99)

[Line Graph]

The following line graph compares the performance of the Franklin Kentucky Tax-Free Income Fund's shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 10/12/91 to 2/28.99.


--------------------------------------------------------------------------------------------------------
Date                       Franklin Kentucky Tax-Free Income     Lehman Brothers Municipal       CPI
                                     Fund-Class A                        Bond Index
--------------------------------------------------------------------------------------------------------
       10/12/91                      $9,579                              $10,000                   $10,000
       10/31/91                      $9,588                0.55%         $10,055            0.09%   $10,009
       11/30/91                      $9,598                0.28%         $10,083            0.29%   $10,038
       12/31/91                      $9,789                2.15%         $10,300            0.07%   $10,045
        1/31/92                      $9,856                0.23%         $10,324            0.15%   $10,060
        2/29/92                      $9,866                0.03%         $10,327            0.36%   $10,097
        3/31/92                      $9,890                0.04%         $10,331            0.51%   $10,148
        4/30/92                      $9,972                0.89%         $10,423            0.14%   $10,162
        5/31/92                     $10,122                1.18%         $10,546            0.14%   $10,176
        6/30/92                     $10,263                1.68%         $10,723            0.36%   $10,213
        7/31/92                     $10,679                3.00%         $11,045            0.21%   $10,235
        8/31/92                     $10,497               -0.98%         $10,937            0.28%   $10,263
        9/30/92                     $10,522                0.65%         $11,008            0.28%   $10,292
       10/31/92                     $10,348               -0.98%         $10,900            0.35%   $10,328
       11/30/92                     $10,643                1.79%         $11,095            0.14%   $10,342
       12/31/92                     $10,798                1.02%         $11,208           -0.07%   $10,335
        1/31/93                     $10,925                1.16%         $11,338            0.49%   $10,386
        2/28/93                     $11,265                3.62%         $11,749            0.35%   $10,422
        3/31/93                     $11,188               -1.06%         $11,624            0.35%   $10,459
        4/30/93                     $11,306                1.01%         $11,741            0.28%   $10,488
        5/31/93                     $11,393                0.56%         $11,807            0.14%   $10,503
        6/30/93                     $11,626                1.67%         $12,004            0.14%   $10,517
        7/31/93                     $11,663                0.13%         $12,020            0.00%   $10,517
        8/31/93                     $11,898                2.08%         $12,270            0.28%   $10,547
        9/30/93                     $12,071                1.14%         $12,410            0.21%   $10,569
       10/31/93                     $12,150                0.19%         $12,433            0.41%   $10,612
       11/30/93                     $12,018               -0.88%         $12,324            0.07%   $10,620
       12/31/93                     $12,300                2.11%         $12,584            0.00%   $10,620
        1/31/94                     $12,435                1.14%         $12,727            0.27%   $10,648
        2/28/94                     $12,085               -2.59%         $12,398            0.34%   $10,685
        3/31/94                     $11,396               -4.07%         $11,893            0.34%   $10,721
        4/30/94                     $11,488                0.85%         $11,994            0.14%   $10,736
        5/31/94                     $11,614                0.87%         $12,099            0.07%   $10,743
        6/30/94                     $11,505               -0.61%         $12,025            0.34%   $10,780
        7/31/94                     $11,771                1.83%         $12,245            0.27%   $10,809
        8/31/94                     $11,806                0.35%         $12,288            0.40%   $10,852
        9/30/94                     $11,528               -1.47%         $12,107            0.27%   $10,882
       10/31/94                     $11,192               -1.78%         $11,892            0.07%   $10,889
       11/30/94                     $10,913               -1.81%         $11,676            0.13%   $10,903
       12/31/94                     $11,254                2.20%         $11,933            0.00%   $10,903
        1/31/95                     $11,700                2.86%         $12,275            0.40%   $10,947
        2/28/95                     $12,112                2.91%         $12,632            0.40%   $10,991
        3/31/95                     $12,240                1.15%         $12,777            0.33%   $11,027
        4/30/95                     $12,252                0.12%         $12,792            0.33%   $11,063
        5/31/95                     $12,694                3.19%         $13,200            0.20%   $11,086
        6/30/95                     $12,508               -0.87%         $13,086            0.20%   $11,108
        7/31/95                     $12,580                0.95%         $13,210            0.00%   $11,108
        8/31/95                     $12,747                1.27%         $13,378            0.26%   $11,137
        9/30/95                     $12,854                0.63%         $13,462            0.20%   $11,159
       10/31/95                     $13,081                1.45%         $13,657            0.33%   $11,196
       11/30/95                     $13,333                1.66%         $13,884           -0.07%   $11,188
       12/31/95                     $13,491                0.96%         $14,017           -0.07%   $11,180
        1/31/96                     $13,552                0.76%         $14,124            0.59%   $11,246
        2/29/96                     $13,408               -0.68%         $14,028            0.32%   $11,282
        3/31/96                     $13,215               -1.28%         $13,848            0.52%   $11,341
        4/30/96                     $13,204               -0.28%         $13,809            0.39%   $11,385
        5/31/96                     $13,217               -0.04%         $13,804            0.19%   $11,406
        6/30/96                     $13,391                1.09%         $13,954            0.06%   $11,413
        7/31/96                     $13,479                0.91%         $14,081            0.19%   $11,435
        8/31/96                     $13,480               -0.02%         $14,078            0.19%   $11,457
        9/30/96                     $13,694                1.40%         $14,276            0.32%   $11,493
       10/31/96                     $13,859                1.13%         $14,437            0.32%   $11,530
       11/30/96                     $14,100                1.83%         $14,701            0.19%   $11,552
       12/31/96                     $14,063               -0.42%         $14,639            0.00%   $11,552
        1/31/97                     $14,065                0.19%         $14,667            0.32%   $11,589
        2/28/97                     $14,193                0.92%         $14,802            0.31%   $11,625
        3/31/97                     $14,001               -1.33%         $14,605            0.25%   $11,654
        4/30/97                     $14,132                0.84%         $14,728            0.12%   $11,668
        5/31/97                     $14,328                1.51%         $14,950           -0.06%   $11,661
        6/30/97                     $14,486                1.07%         $15,110            0.12%   $11,675
        7/31/97                     $14,880                2.77%         $15,529            0.12%   $11,689
        8/31/97                     $14,776               -0.94%         $15,383            0.19%   $11,711
        9/30/97                     $14,949                1.19%         $15,566            0.25%   $11,741
       10/31/97                     $15,030                0.64%         $15,665            0.25%   $11,770
       11/30/97                     $15,152                0.59%         $15,758           -0.06%   $11,763
       12/31/97                     $15,379                1.46%         $15,988           -0.12%   $11,749
        1/31/98                     $15,513                1.03%         $16,153            0.19%   $11,771
        2/28/98                     $15,527                0.03%         $16,158            0.19%   $11,793
        3/31/98                     $15,567                0.09%         $16,172            0.19%   $11,816
        4/30/98                     $15,513               -0.45%         $16,099            0.18%   $11,837
        5/31/98                     $15,759                1.58%         $16,354            0.18%   $11,858
        6/30/98                     $15,828                0.39%         $16,417            0.12%   $11,873
        7/31/98                     $15,855                0.25%         $16,458            0.12%   $11,887
        8/31/98                     $16,077                1.55%         $16,714            0.12%   $11,901
        9/30/98                     $16,259                1.25%         $16,922            0.12%   $11,915
       10/31/98                     $16,216                0.00%         $16,922            0.24%   $11,944
       11/30/98                     $16,273                0.35%         $16,982            0.00%   $11,944
       12/31/98                     $16,315                0.25%         $17,024           -0.06%   $11,937
        1/31/99    0.96%            $16,472                1.19%         $17,227            0.24%   $11,965
        2/28/99   -0.53%            $16,403               -0.44%         $17,151            0.12%   $11,980
Total Return                                   64.03%                           71.51%             19.80%
----------------------------------------------------------------------------------------------------------

*Source: Standard and Poor's Micropal.

26                         Past performance is not predictive of future results.

FRANKLIN LOUISIANA TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Louisiana Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Louisiana state personal income taxes through a portfolio consisting primarily of Louisiana municipal bonds.(1)


STATE UPDATE

[STATE MAP]

Gains in the services, manufacturing and retail areas contributed to slightly greater economic diversity and helped alleviate Louisiana's heavy dependence on the depressed natural resources sector, mainly oil and gas, during the 12-month reporting period. As a result, the state's unemployment declined 0.4% from December 1997 to December 1998.(2) At the same time, personal income levels surpassed the U.S. at 107% of the national average through third quarter 1998.(3)

Under the current administration, Louisiana's financial picture has steadily improved, resulting in Moody's Investors Service, a national credit rating agency, raising the state's general obligation bond rating to A2 from A3 in April 1998.(4) In 1998, state debt declined in accordance with a statute limiting debt service to 6% of general state receipts by 2004. Louisiana ended its 1997-1998 fiscal year with a $165.6 million surplus, due to increased revenue and reductions in spending requirements. The state dedicated $12.8 million of the surplus, in addition to all of the 1996-1997 fiscal year $135 million surplus, to a three-year debt retirement plan.(5)

We expect Louisiana's economy to continue to stabilize and that the state should maintain its disciplined debt management going forward.

CREDIT QUALITY BREAKDOWN
FRANKLIN LOUISIANA TAX-FREE INCOME FUND
BASED ON TOTAL LONG-TERM INVESTMENTS
2/28/99

[PIE CHART]

AAA                                         64.6%
AA                                           2.6%
A                                            8.7%
BBB                                         16.5%
Below Investment Grade                       7.6%


* Quality breakdown may include internal ratings for bonds not rated by a national rating agency.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Northeast-Midwest Institute and Bureau of Labor Statistics, 2/3/99.

3. Bureau of Economic Analysis, U.S. Department of Commerce.

4. This does not indicate Moody's rating of the fund.

5. Source: Louisiana State Legislature, 1998-1999 State Budget - Fast Facts & Budget Summary, 7/98.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 81 of this report.

PORTFOLIO BREAKDOWN

FRANKLIN LOUISIANA
TAX-FREE INCOME FUND
 2/28/99

                                             % OF TOTAL
                                             LONG-TERM
SECTOR                                       INVESTMENTS
------                                       -----------
Education                                        20.0%
Utilities                                        16.9%
Hospitals                                        11.2%
Industrial                                        9.7%
Housing                                           9.4%
Other Revenue                                     7.8%
Prerefunded                                       7.7%
Sales Tax Revenue                                 5.7%
Health Care                                       5.3%
Transportation                                    3.3%
General Obligation                                1.9%
Certificates of Participation                     1.1%


PORTFOLIO NOTES

Franklin Louisiana Tax-Free Income Fund's total net assets increased more than 20% during the reporting period. With $3.7 billion in issuance, a 77.2% increase from the previous year's levels, supply outpaced demand in Louisiana's debt market during the year under review. This enabled us to acquire the following securities at relatively attractive yields: New Orleans General Obligation; Louisiana Stadium and Exposition District Hotel Occupancy Tax and Stadium Revenue; St. Charles Parish Revenue for Union Carbide Corp.; and Jefferson Parish Hospital Service District No. 01 Hospital Revenue - West Jefferson Medical Center. With these purchases, the fund diversified across a broad range of sectors, helping reduce its exposure to the risk and volatility that may affect any one area. As of February 28, 1999, 64.6% of total long-term investments were invested in AAA-rated bonds, a reflection of the fund's high quality.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Proceeds from the sale of prerefunded bonds were most often used to purchase current coupon bonds, at a slight discount, that offer call protection of approximately 10 years.

We expect Louisiana bond supply to remain plentiful in the future, as the state's low debt burden and growing need for new infrastructure, such as highways, schools and affordable housing, should sustain borrowing requirements. Also, if interest rates remain low, refunding issues resulting from lower borrowing costs could add to the new-issue supply.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL (29)

DIVIDEND DISTRIBUTIONS*
FRANKLIN LOUISIANA TAX-FREE INCOME FUND
3/1/9 - 2/28/99


                                   DIVIDEND PER SHARE
                            --------------------------------
MONTH                         CLASS A              CLASS C
------------------------------------------------------------
March                       5.2 cents             4.65 cents
April                       5.2 cents             4.65 cents
May                         5.2 cents             4.65 cents
June                        5.2 cents             4.65 cents
July                        5.2 cents             4.64 cents
August                      5.2 cents             4.64 cents
September                   5.1 cents             4.54 cents
October                     5.1 cents             4.56 cents
November                    5.1 cents             4.56 cents
December                    5.0 cents             4.46 cents
January                     5.0 cents             4.46 cents
February                    5.0 cents             4.46 cents
------------------------------------------------------------
TOTAL                      61.5 CENTS            54.92 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

FRANKLIN LOUISIANA
TAX-FREE INCOME FUND


CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                        CHANGE         2/28/99   2/28/98
-------------------------------------------------------------------------------
NET ASSET VALUE                                -$0.02          $11.59    $11.61

                                               DISTRIBUTIONS
                                               --------------------------------
DIVIDEND INCOME                                $0.6150


CLASS C                                        CHANGE         2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.02          $11.66    $11.68

                                               DISTRIBUTIONS
                                               --------------------------------
Dividend Income                                $0.5492

PERFORMANCE
                                                                               INCEPTION
CLASS A                                            1-YEAR   5-YEAR    10-YEAR  (9/1/87)
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                         +5.23%  +33.03%    +108.47%  +135.94%

Average Annual Total Return(2)                     +0.71%  + 4.96%    +  7.16%  +  7.35%

Distribution Rate(3)                     4.86%

Taxable Equivalent Distribution Rate(4)  8.56%

30-Day Standardized Yield(5)             4.11%

Taxable Equivalent Yield(4)              7.24%

                                                                           INCEPTION
CLASS C                                              1-YEAR       3-YEAR   (5/1/95)
------------------------------------------------------------------------------------
Cumulative Total Return(1)                           +4.61%      +18.95%   +28.19%

Average Annual Total Return(2)                       +2.55%      + 5.61%   + 6.42%

Distribution Rate(3)                     4.41%

Taxable Equivalent Distribution Rate(4)  7.77%

30-Day Standardized Yield(5)             3.69%

Taxable Equivalent Yield(4)              6.50%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Louisiana state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


30                         Past performance is not predictive of future results

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


[LINE CHART]

Class A (3/1/89 to 2/28/99)

The following line graph compares the performance of the Franklin Louisiana Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.




Date                      Franklin Louisiana Tax-Free Income       Lehman Brothers           CPI
                                     Fund-Class A                  Municipal Bond
                                                                        Index
-----------------------------------------------------------------------------------------------------------
         3/1/89                                  $9,576                  $10,000                    $10,000
        3/31/89                                  $9,572   -0.24%         $9,976             0.58%   $10,058
        4/30/89                                  $9,764    2.37%         $10,212            0.65%   $10,123
        5/31/89                                 $10,003    2.08%         $10,425            0.57%   $10,181
        6/30/89                                 $10,140    1.36%         $10,567            0.24%   $10,206
        7/31/89                                 $10,241    1.36%         $10,710            0.24%   $10,230
        8/31/89                                 $10,171   -0.98%         $10,605            0.16%   $10,246
        9/30/89                                 $10,119   -0.30%         $10,574            0.32%   $10,279
       10/31/89                                 $10,211    1.22%         $10,703            0.48%   $10,329
       11/30/89                                 $10,372    1.75%         $10,890            0.24%   $10,353
       12/31/89                                 $10,466    0.82%         $10,979            0.16%   $10,370
        1/31/90                                 $10,384   -0.47%         $10,928            1.03%   $10,477
        2/28/90                                 $10,508    0.89%         $11,025            0.47%   $10,526
        3/31/90                                 $10,514    0.03%         $11,028            0.55%   $10,584
        4/30/90                                 $10,440   -0.72%         $10,949            0.16%   $10,601
        5/31/90                                 $10,687    2.18%         $11,187            0.23%   $10,625
        6/30/90                                 $10,795    0.88%         $11,286            0.54%   $10,682
        7/31/90                                 $10,975    1.48%         $11,453            0.38%   $10,723
        8/31/90                                 $10,724   -1.45%         $11,287            0.92%   $10,822
        9/30/90                                 $10,700    0.06%         $11,294            0.84%   $10,913
       10/31/90                                 $10,852    1.81%         $11,498            0.60%   $10,978
       11/30/90                                 $11,119    2.01%         $11,729            0.22%   $11,002
       12/31/90                                 $11,147    0.44%         $11,781            0.00%   $11,002
        1/31/91                                 $11,344    1.34%         $11,939            0.60%   $11,068
        2/28/91                                 $11,436    0.87%         $12,042            0.15%   $11,085
        3/31/91                                 $11,474    0.04%         $12,047            0.15%   $11,102
        4/30/91                                 $11,621    1.34%         $12,209            0.15%   $11,118
        5/31/91                                 $11,715    0.89%         $12,317            0.30%   $11,152
        6/30/91                                 $11,711   -0.10%         $12,305            0.29%   $11,184
        7/31/91                                 $11,893    1.22%         $12,455            0.15%   $11,201
        8/31/91                                 $12,010    1.32%         $12,620            0.29%   $11,233
        9/30/91                                 $12,184    1.30%         $12,784            0.44%   $11,283
       10/31/91                                 $12,236    0.90%         $12,899            0.15%   $11,299
       11/30/91                                 $12,299    0.28%         $12,935            0.29%   $11,332
       12/31/91                                 $12,510    2.15%         $13,213            0.07%   $11,340
        1/31/92                                 $12,541    0.23%         $13,243            0.15%   $11,357
        2/29/92                                 $12,539    0.03%         $13,247            0.36%   $11,398
        3/31/92                                 $12,572    0.04%         $13,253            0.51%   $11,456
        4/30/92                                 $12,673    0.89%         $13,370            0.14%   $11,472
        5/31/92                                 $12,834    1.18%         $13,528            0.14%   $11,488
        6/30/92                                 $12,995    1.68%         $13,756            0.36%   $11,530
        7/31/92                                 $13,475    3.00%         $14,168            0.21%   $11,554
        8/31/92                                 $13,307   -0.98%         $14,029            0.28%   $11,586
        9/30/92                                 $13,329    0.65%         $14,121            0.28%   $11,619
       10/31/92                                 $13,123   -0.98%         $13,982            0.35%   $11,659
       11/30/92                                 $13,397    1.79%         $14,232            0.14%   $11,676
       12/31/92                                 $13,612    1.02%         $14,378           -0.07%   $11,667
        1/31/93                                 $13,767    1.16%         $14,544            0.49%   $11,725
        2/28/93                                 $14,167    3.62%         $15,071            0.35%   $11,766
        3/31/93                                 $14,091   -1.06%         $14,911            0.35%   $11,807
        4/30/93                                 $14,186    1.01%         $15,062            0.28%   $11,840
        5/31/93                                 $14,246    0.56%         $15,146            0.14%   $11,856
        6/30/93                                 $14,517    1.67%         $15,399            0.14%   $11,873
        7/31/93                                 $14,537    0.13%         $15,419            0.00%   $11,873
        8/31/93                                 $14,758    2.08%         $15,740            0.28%   $11,906
        9/30/93                                 $14,904    1.14%         $15,919            0.21%   $11,931
       10/31/93                                 $14,924    0.19%         $15,949            0.41%   $11,980
       11/30/93                                 $14,894   -0.88%         $15,809            0.07%   $11,989
       12/31/93                                 $15,128    2.11%         $16,143            0.00%   $11,989
        1/31/94                                 $15,248    1.14%         $16,327            0.27%   $12,021
        2/28/94                                 $14,994   -2.59%         $15,904            0.34%   $12,062
        3/31/94                                 $14,451   -4.07%         $15,257            0.34%   $12,103
        4/30/94                                 $14,468    0.85%         $15,386            0.14%   $12,120
        5/31/94                                 $14,590    0.87%         $15,520            0.07%   $12,128
        6/30/94                                 $14,527   -0.61%         $15,425            0.34%   $12,170
        7/31/94                                 $14,770    1.83%         $15,708            0.27%   $12,202
        8/31/94                                 $14,814    0.35%         $15,763            0.40%   $12,251
        9/30/94                                 $14,684   -1.47%         $15,531            0.27%   $12,284
       10/31/94                                 $14,459   -1.78%         $15,255            0.07%   $12,293
       11/30/94                                 $14,127   -1.81%         $14,978            0.13%   $12,309
       12/31/94                                 $14,404    2.20%         $15,308            0.00%   $12,309
        1/31/95                                 $14,818    2.86%         $15,746            0.40%   $12,358
        2/28/95                                 $15,166    2.91%         $16,204            0.40%   $12,408
        3/31/95                                 $15,240    1.15%         $16,390            0.33%   $12,448
        4/30/95                                 $15,287    0.12%         $16,410            0.33%   $12,490
        5/31/95                                 $15,654    3.19%         $16,933            0.20%   $12,515
        6/30/95                                 $15,547   -0.87%         $16,786            0.20%   $12,540
        7/31/95                                 $15,651    0.95%         $16,946            0.00%   $12,540
        8/31/95                                 $15,798    1.27%         $17,161            0.26%   $12,572
        9/30/95                                 $15,917    0.63%         $17,269            0.20%   $12,597
       10/31/95                                 $16,122    1.45%         $17,519            0.33%   $12,639
       11/30/95                                 $16,357    1.66%         $17,810           -0.07%   $12,630
       12/31/95                                 $16,507    0.96%         $17,981           -0.07%   $12,621
        1/31/96                                 $16,571    0.76%         $18,118            0.59%   $12,696
        2/29/96                                 $16,489   -0.68%         $17,995            0.32%   $12,736
        3/31/96                                 $16,349   -1.28%         $17,764            0.52%   $12,803
        4/30/96                                 $16,326   -0.28%         $17,714            0.39%   $12,852
        5/31/96                                 $16,375   -0.04%         $17,707            0.19%   $12,877
        6/30/96                                 $16,545    1.09%         $17,900            0.06%   $12,885
        7/31/96                                 $16,669    0.91%         $18,063            0.19%   $12,909
        8/31/96                                 $16,720   -0.02%         $18,060            0.19%   $12,934
        9/30/96                                 $16,921    1.40%         $18,313            0.32%   $12,975
       10/31/96                                 $17,078    1.13%         $18,519            0.32%   $13,017
       11/30/96                                 $17,342    1.83%         $18,858            0.19%   $13,041
       12/31/96                                 $17,302   -0.42%         $18,779            0.00%   $13,041
        1/31/97                                 $17,324    0.19%         $18,815            0.32%   $13,083
        2/28/97                                 $17,468    0.92%         $18,988            0.31%   $13,124
        3/31/97                                 $17,319   -1.33%         $18,735            0.25%   $13,156
        4/30/97                                 $17,434    0.84%         $18,893            0.12%   $13,172
        5/31/97                                 $17,628    1.51%         $19,178           -0.06%   $13,164
        6/30/97                                 $17,822    1.07%         $19,383            0.12%   $13,180
        7/31/97                                 $18,221    2.77%         $19,920            0.12%   $13,196
        8/31/97                                 $18,117   -0.94%         $19,733            0.19%   $13,221
        9/30/97                                 $18,328    1.19%         $19,968            0.25%   $13,254
       10/31/97                                 $18,445    0.64%         $20,096            0.25%   $13,287
       11/30/97                                 $18,562    0.59%         $20,214           -0.06%   $13,279
       12/31/97                                 $18,825    1.46%         $20,509           -0.12%   $13,263
        1/31/98                                 $18,959    1.03%         $20,720            0.19%   $13,288
        2/28/98                                 $18,947    0.03%         $20,727            0.19%   $13,314
        3/31/98                                 $18,983    0.09%         $20,745            0.19%   $13,339
        4/30/98                                 $18,937   -0.45%         $20,652            0.18%   $13,363
        5/31/98                                 $19,188    1.58%         $20,978            0.18%   $13,387
        6/30/98                                 $19,257    0.39%         $21,060            0.12%   $13,403
        7/31/98                                 $19,277    0.25%         $21,113            0.12%   $13,419
        8/31/98                                 $19,531    1.55%         $21,440            0.12%   $13,435
        9/30/98                                 $19,751    1.25%         $21,708            0.12%   $13,451
       10/31/98                                 $19,702    0.00%         $21,708            0.24%   $13,484
       11/30/98                                 $19,771    0.35%         $21,784            0.00%   $13,484
       12/31/98                                 $19,840    0.25%         $21,838           -0.06%   $13,476
        1/31/99    0.86%                        $20,011    1.19%         $22,098            0.24%   $13,508
        2/28/99   -0.36%                        $19,963   -0.44%         $22,001            0.12%   $13,524
Total Return                                   99.63%                          120.01%             35.24%




[LINE CHART]

CLASS C 5/1/95 to 2/28/99.

The following line graph compares the performance of the Franklin Louisiana Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.


Date                      Franklin Louisiana Tax-Free Income     Lehman Brothers Municipal       CPI
                                     Fund-Class C                        Bond Index

         5/1/95                      $9,901                              $10,000                   $10,000
        5/31/95                     $10,131                3.19%         $10,319            0.20%  $10,020
        6/30/95                     $10,066               -0.87%         $10,229            0.20%  $10,040
        7/31/95                     $10,146                0.95%         $10,326            0.00%  $10,040
        8/31/95                     $10,236                1.27%         $10,458            0.26%  $10,066
        9/29/95                     $10,298                0.63%         $10,523            0.20%  $10,086
       10/31/95                     $10,434                1.45%         $10,676            0.33%  $10,120
       11/30/95                     $10,580                1.66%         $10,853           -0.07%  $10,112
       12/29/95                     $10,680                0.96%         $10,957           -0.07%  $10,105
        1/31/96                     $10,715                0.76%         $11,041            0.59%  $10,165
        2/29/96                     $10,657               -0.68%         $10,966            0.32%  $10,198
        3/29/96                     $10,553               -1.28%         $10,825            0.52%  $10,251
        4/30/96                     $10,542               -0.28%         $10,795            0.39%  $10,291
        5/31/96                     $10,569               -0.04%         $10,791            0.19%  $10,310
        6/28/96                     $10,663                1.09%         $10,908            0.06%  $10,316
        7/31/96                     $10,748                0.91%         $11,008            0.19%  $10,336
        8/30/96                     $10,775               -0.02%         $11,005            0.19%  $10,356
        9/30/96                     $10,900                1.40%         $11,159            0.32%  $10,389
       10/31/96                     $10,994                1.13%         $11,286            0.32%  $10,422
       11/29/96                     $11,157                1.83%         $11,492            0.19%  $10,442
       12/31/96                     $11,125               -0.42%         $11,444            0.00%  $10,442
        1/31/97                     $11,143                0.19%         $11,466            0.32%  $10,475
        2/28/97                     $11,219                0.92%         $11,571            0.31%  $10,508
        3/31/97                     $11,127               -1.33%         $11,417            0.25%  $10,534
        4/30/97                     $11,196                0.84%         $11,513            0.12%  $10,547
        5/31/97                     $11,324                1.51%         $11,687           -0.06%  $10,540
        6/30/97                     $11,432                1.07%         $11,812            0.12%  $10,553
        7/31/97                     $11,693                2.77%         $12,139            0.12%  $10,565
        8/31/97                     $11,622               -0.94%         $12,025            0.19%  $10,586
        9/30/97                     $11,741                1.19%         $12,168            0.25%  $10,612
       10/31/97                     $11,811                0.64%         $12,246            0.25%  $10,639
       11/30/97                     $11,880                0.59%         $12,318           -0.06%  $10,632
       12/31/97                     $12,042                1.46%         $12,498           -0.12%  $10,619
        1/31/98                     $12,122                1.03%         $12,627            0.19%  $10,640
        2/28/98                     $12,119                0.03%         $12,631            0.19%  $10,660
        3/31/98                     $12,126                0.09%         $12,642            0.19%  $10,680
        4/30/98                     $12,091               -0.45%         $12,585            0.18%  $10,699
        5/31/98                     $12,254                1.58%         $12,784            0.18%  $10,719
        6/30/98                     $12,293                0.39%         $12,834            0.12%  $10,731
        7/31/98                     $12,299                0.25%         $12,866            0.12%  $10,744
        8/31/98                     $12,455                1.55%         $13,065            0.12%  $10,757
        9/30/98                     $12,578                1.25%         $13,229            0.12%  $10,770
       10/31/98                     $12,551                0.00%         $13,229            0.24%  $10,796
       11/30/98                     $12,590                0.35%         $13,275            0.00%  $10,796
       12/31/98                     $12,616                0.25%         $13,308           -0.06%  $10,789
        1/31/99    0.90%            $12,730                1.19%         $13,466            0.24%  $10,815
        2/28/99   -0.40%            $12,692               -0.44%         $13,407            0.12%  $10,828

Total Return                                   26.92%                           34.07%              8.28%


*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results                         31

FRANKLIN MARYLAND TAX-FREE INCOME FUND

Your Fund's Goal: Franklin Maryland Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Maryland state personal income taxes through a portfolio consisting primarily of Maryland municipal bonds.(1)


STATE UPDATE(2)

[GRAPHIC OF STATE OF MARYLAND]

Maryland's job growth lagged the rest of the nation's for much of the 1990s. The state's employment increased 2.0% from 1996 to 1997, compared with the 2.6% national average. During 1998, the state registered a slow second quarter, but improved significantly during the third.

Maryland largely absorbed the impact of federal downsizing, formerly a big contributor to slower job growth. The increasingly diversified state economy, which registered growth in the construction, technology, business services and non-banking financial services sectors, tended to mitigate the federal job cuts. It appears enough relatively well-paid federal employees remained in the state to account for the state's high per capita personal income level -- 113% of 1997's national number. As a consequence, personal income tax receipts grew 10% over fiscal 1997 and largely contributed to fiscal 1998's $536 million general fund operating surplus.(3)

Although Maryland ranks among the more heavily indebted states, 10th in the nation for fiscal 1998, the state made headway toward moderating its debt position at the end of the reporting period, following a Capital Debt Affordability Committee recommendation to limit total debt to 8% of revenues. Looking forward, we foresee a stable outlook for Maryland's municipal bonds, based on the state's conservative revenue forecasting, improved debt management and strengthening economy.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

2. Source: Moody's Investors Service, Municipal Credit Research, 10/20/98.

3. Source: Moody's Investors Service, Municipal Credit Research, 2/22/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 85 of this report.

[PIE CHART]

Credit Quality Breakdown*
Franklin Maryland Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

AAA  -  52.0%
AA   -  16.1%
A    -  23.8%
BBB  -   8.1%%

* Quality breakdown may include internal ratings for bonds not rated by a national rating agency.

PORTFOLIO NOTES

During the reporting period, the fund's share price, as measured by net asset value, increased two cents, from $11.64 on February 28, 1998, to $11.66 on February 28, 1999. On the state level, Maryland municipalities took advantage of the reporting period's low interest-rate environment to refund outstanding debt. An outstanding bond that becomes prerefunded will be called at its first call date. In most cases, an escrow of U.S. Treasuries backs the prerefunded bonds, substantially increasing their price -- depending on the call date. We took advantage of this opportunity to sell some of Franklin Maryland Tax-Free Income Fund's prerefunded bonds, lowering them from 6.9% of total long-term investments on February 28, 1998, to 3.6% on February 28, 1999. Our Maryland Gaithersburg Hospital Facility bonds were one such sale.

Generally we look to sell prerefunded bonds as they approach five years to their call date and replace them with bonds with longer call protection. This strategy can extend the fund's income-earning potential and protect its share value. However, because of the relatively low interest-rate environment during the reporting period, the fund was unable to generate enough capital losses to offset the gains realized from prerefunded bond sales. Thus, the fund distributed long-term capital gains in June and December totaling 4.29 cents per share. Additionally, the fund may make another capital gain distribution in June 1999.

Maryland bond supply remained comparatively light and, as a result, Maryland bonds traded at a premium compared with the average for other states. The fund concentrated primarily on purchasing current coupon bonds offering call protection of around 10 years. New fund additions included Baltimore Wastewater Project Revenue; Maryland State Community Development Authority SFMR; Maryland State Health and Higher Education Facilities Authority Revenue - Upper Chesapeake Hospital; and Maryland State Health and Higher Education Facilities Authority Revenue - Howard General Hospital.

PORTFOLIO BREAKDOWN
Franklin Maryland
Tax-Free Income Fund
2/28/99

                                                                      % OF TOTAL
                                                                       LONG-TERM
SECTOR                                                               INVESTMENTS
--------------------------------------------------------------------------------
Housing                                                                    19.7%

Utilities                                                                  19.1%

Hospitals                                                                  12.6%

General Obligation                                                         10.9%

Other Revenue                                                              10.1%

Health Care                                                                 9.1%

Education                                                                   5.9%

Certificates of Participation                                               5.8%

Prerefunded                                                                 3.6%

Transportation                                                              3.0%

Industrial                                                                  0.2%

Looking forward, the low interest-rate environment will continue to put pressure on the fund's overall income earnings. Please keep in mind that the fund can distribute only what it earns, so that its future dividend distributions may have to be decreased if interest rates remain at recent or lower levels. It is important to note that we have not changed our philosophy of investing for income and stability of share value, and we believe that on a comparative basis, the fund should rank favorably to other investment alternatives.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*

Franklin Maryland Tax-Free Income Fund
3/1/98 - 2/28/99

                                                        DIVIDEND PER SHARE
                                                    ---------------------------
MONTH                                                CLASS A          CLASS C
-------------------------------------------------------------------------------
March                                               4.9 cents        4.35 cents

April                                               4.9 cents        4.36 cents

May                                                 4.9 cents        4.36 cents

June                                                4.9 cents        4.36 cents

July                                                4.9 cents        4.36 cents

August                                              4.9 cents        4.36 cents

September                                           4.9 cents        4.36 cents

October                                             4.9 cents        4.36 cents

November                                            4.9 cents        4.36 cents

December                                            4.7 cents        4.16 cents

January                                             4.7 cents        4.16 cents

February                                            4.7 cents        4.16 cents
-------------------------------------------------------------------------------
TOTAL                                              58.2 CENTS       51.71 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                      CHANGE           2/28/99   2/28/98
-------------------------------------------------------------------------------
Net Asset Value                              +$0.02           $11.66    $11.64


                                             DISTRIBUTIONS
                                             ----------------------------------
Dividend Income                              $0.5820

Long-Term Capital Gain                       $0.0429

      Total                                  $0.6249


CLASS C                                      CHANGE           2/28/99   2/28/98
-------------------------------------------------------------------------------
Net Asset Value                                 +$0.03           $11.75    $11.72


                                                DISTRIBUTIONS
                                                ----------------------------------
Dividend Income                                 $0.5171

Long-Term Capital Gain                          $0.0429

      Total                                     $0.5600

PERFORMANCE
                                                                             INCEPTION
CLASS A                                         1-YEAR   5-YEAR   10-YEAR    (10/3/88)

Cumulative Total Return(1)                      +5.64%   +35.04%  +109.90%   +112.55%

Average Annual Total Return(2)                  +1.13%   +5.28%   +7.23%     +7.07%

Distribution Rate(3)                     4.53%

Taxable Equivalent Distribution Rate(4)  8.13%

30-Day Standardized Yield(5)             3.86%

Taxable Equivalent Yield(4)              6.93%

                                                                  INCEPTION
CLASS C                                         1-YEAR   3-YEAR   (5/1/95)

Cumulative Total Return(1)                      +5.11%   +18.50%  +29.24%

Average Annual Total Return(2)                  +3.06%   +5.45%   +6.65%

Distribution Rate(3)                     4.08%

Taxable Equivalent Distribution Rate(4)  7.32%

30-Day Standardized Yield(5)             3.45%

Taxable Equivalent Yield(4)              6.19%

Franklin Maryland Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 4.29 cents ($0.0429) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance is not predictive of future results.

FRANKLIN MARYLAND
TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Maryland state personal income tax bracket of 44.3%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN MARYLAND
TAX-FREE INCOME FUND


AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                    +1.13%

5-Year                                                                    +5.28%

10-Year                                                                   +7.23%

Since Inception (10/3/88)                                                 +7.07%

AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
--------------------------------------------------------------------------------
1-Year                                                                    +3.06%

3-Year                                                                    +5.45%

Since Inception (5/1/95)                                                  +6.65%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

The following line graph compares the performance of the Franklin Maryland Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

--------------------------------------------------------------------------------------------------------
Date                       Franklin Maryland Tax-Free Income       Lehman Brothers           CPI
                                      Fund-Class A               Municipal Bond Index
--------------------------------------------------------------------------------------------------------
         3/1/89                                   $9,572                  10,000                   10,000
        3/31/89                                   $9,559   -0.24%         9,976             0.58%  10,058
        4/28/89                                   $9,776    2.37%         10,212            0.65%  10,123
        5/31/89                                   $9,974    2.08%         10,425            0.57%  10,181
        6/30/89                                  $10,105    1.36%         10,567            0.24%  10,206
        7/31/89                                  $10,199    1.36%         10,710            0.24%  10,230
        8/31/89                                  $10,126   -0.98%         10,605            0.16%  10,246
        9/29/89                                  $10,083   -0.30%         10,574            0.32%  10,279
       10/31/89                                  $10,168    1.22%         10,703            0.48%  10,329
       11/30/89                                  $10,323    1.75%         10,890            0.24%  10,353
       12/29/89                                  $10,419    0.82%         10,979            0.16%  10,370
        1/31/90                                  $10,345   -0.47%         10,928            1.03%  10,477
        2/28/90                                  $10,462    0.89%         11,025            0.47%  10,526
        3/30/90                                  $10,417    0.03%         11,028            0.55%  10,584
        4/30/90                                  $10,346   -0.72%         10,949            0.16%  10,601
        5/31/90                                  $10,582    2.18%         11,187            0.23%  10,625
        6/29/90                                  $10,706    0.88%         11,286            0.54%  10,682
        7/31/90                                  $10,862    1.48%         11,453            0.38%  10,723
        8/31/90                                  $10,601   -1.45%         11,287            0.92%  10,822
        9/28/90                                  $10,590    0.06%         11,294            0.84%  10,913
       10/31/90                                  $10,749    1.81%         11,498            0.60%  10,978
       11/30/90                                  $10,994    2.01%         11,729            0.22%  11,002
       12/31/90                                  $10,983    0.44%         11,781            0.00%  11,002
        1/31/91                                  $11,199    1.34%         11,939            0.60%  11,068
        2/28/91                                  $11,285    0.87%         12,042            0.15%  11,085
        3/29/91                                  $11,329    0.04%         12,047            0.15%  11,102
        4/30/91                                  $11,472    1.34%         12,209            0.15%  11,118
        5/31/91                                  $11,538    0.89%         12,317            0.30%  11,152
        6/28/91                                  $11,549   -0.10%         12,305            0.29%  11,184
        7/31/91                                  $11,683    1.22%         12,455            0.15%  11,201
        8/30/91                                  $11,795    1.32%         12,620            0.29%  11,233
        9/30/91                                  $11,964    1.30%         12,784            0.44%  11,283
       10/31/91                                  $12,033    0.90%         12,899            0.15%  11,299
       11/29/91                                  $12,067    0.28%         12,935            0.29%  11,332
       12/31/91                                  $12,308    2.15%         13,213            0.07%  11,340
        1/31/92                                  $12,348    0.23%         13,243            0.15%  11,357
        2/28/92                                  $12,342    0.03%         13,247            0.36%  11,398
        3/31/92                                  $12,360    0.04%         13,253            0.51%  11,456
        4/30/92                                  $12,471    0.89%         13,370            0.14%  11,472
        5/29/92                                  $12,642    1.18%         13,528            0.14%  11,488
        6/30/92                                  $12,801    1.68%         13,756            0.36%  11,530
        7/31/92                                  $13,200    3.00%         14,168            0.21%  11,554
        8/31/92                                  $13,063   -0.98%         14,029            0.28%  11,586
        9/30/92                                  $13,093    0.65%         14,121            0.28%  11,619
       10/30/92                                  $12,881   -0.98%         13,982            0.35%  11,659
       11/30/92                                  $13,179    1.79%         14,232            0.14%  11,676
       12/31/92                                  $13,380    1.02%         14,378           -0.07%  11,667
        1/29/93                                  $13,545    1.16%         14,544            0.49%  11,725
        2/26/93                                  $13,946    3.62%         15,071            0.35%  11,766
        3/31/93                                  $13,877   -1.06%         14,911            0.35%  11,807
        4/30/93                                  $13,995    1.01%         15,062            0.28%  11,840
        5/31/93                                  $14,051    0.56%         15,146            0.14%  11,856
        6/30/93                                  $14,309    1.67%         15,399            0.14%  11,873
        7/30/93                                  $14,351    0.13%         15,419            0.00%  11,873
        8/31/93                                  $14,583    2.08%         15,740            0.28%  11,906
        9/30/93                                  $14,663    1.14%         15,919            0.21%  11,931
       10/29/93                                  $14,731    0.19%         15,949            0.41%  11,980
       11/30/93                                  $14,683   -0.88%         15,809            0.07%  11,989
       12/31/93                                  $15,008    2.11%         16,143            0.00%  11,989
        1/31/94                                  $15,139    1.14%         16,327            0.27%  12,021
        2/28/94                                  $14,867   -2.59%         15,904            0.34%  12,062
        3/31/94                                  $14,290   -4.07%         15,257            0.34%  12,103
        4/29/94                                  $14,305    0.85%         15,386            0.14%  12,120
        5/31/94                                  $14,438    0.87%         15,520            0.07%  12,128
        6/30/94                                  $14,372   -0.61%         15,425            0.34%  12,170
        7/29/94                                  $14,627    1.83%         15,708            0.27%  12,202
        8/31/94                                  $14,683    0.35%         15,763            0.40%  12,251
        9/30/94                                  $14,495   -1.47%         15,531            0.27%  12,284
       10/31/94                                  $14,212   -1.78%         15,255            0.07%  12,293
       11/30/94                                  $13,874   -1.81%         14,978            0.13%  12,309
       12/30/94                                  $14,246    2.20%         15,308            0.00%  12,309
        1/31/95                                  $14,689    2.86%         15,746            0.40%  12,358
        2/28/95                                  $15,133    2.91%         16,204            0.40%  12,408
        3/31/95                                  $15,275    1.15%         16,390            0.33%  12,448
        4/28/95                                  $15,291    0.12%         16,410            0.33%  12,490
        5/31/95                                  $15,700    3.19%         16,933            0.20%  12,515
        6/30/95                                  $15,576   -0.87%         16,786            0.20%  12,540
        7/31/95                                  $15,790    0.95%         16,946            0.00%  12,540
        8/31/95                                  $15,979    1.27%         17,161            0.26%  12,572
        9/29/95                                  $16,110    0.63%         17,269            0.20%  12,597
       10/31/95                                  $16,299    1.45%         17,519            0.33%  12,639
       11/30/95                                  $16,547    1.66%         17,810           -0.07%  12,630
       12/29/95                                  $16,709    0.96%         17,981           -0.07%  12,621
        1/31/96                                  $16,770    0.76%         18,118            0.59%  12,696
        2/29/96                                  $16,671   -0.68%         17,995            0.32%  12,736
        3/29/96                                  $16,483   -1.28%         17,764            0.52%  12,803
        4/30/96                                  $16,471   -0.28%         17,714            0.39%  12,852
        5/31/96                                  $16,473   -0.04%         17,707            0.19%  12,877
        6/28/96                                  $16,641    1.09%         17,900            0.06%  12,885
        7/31/96                                  $16,778    0.91%         18,063            0.19%  12,909
        8/30/96                                  $16,765   -0.02%         18,060            0.19%  12,934
        9/30/96                                  $17,010    1.40%         18,313            0.32%  12,975
       10/31/96                                  $17,164    1.13%         18,519            0.32%  13,017
       11/29/96                                  $17,441    1.83%         18,858            0.19%  13,041
       12/31/96                                  $17,368   -0.42%         18,779            0.00%  13,041
        1/31/97                                  $17,387    0.19%         18,815            0.32%  13,083
        2/28/97                                  $17,544    0.92%         18,988            0.31%  13,124
        3/31/97                                  $17,329   -1.33%         18,735            0.25%  13,156
        4/30/97                                  $17,473    0.84%         18,893            0.12%  13,172
        5/31/97                                  $17,695    1.51%         19,178           -0.06%  13,164
        6/30/97                                  $17,867    1.07%         19,383            0.12%  13,180
        7/31/97                                  $18,309    2.77%         19,920            0.12%  13,196
        8/31/97                                  $18,182   -0.94%         19,733            0.19%  13,221
        9/30/97                                  $18,389    1.19%         19,968            0.25%  13,254
       10/31/97                                  $18,486    0.64%         20,096            0.25%  13,287
       11/30/97                                  $18,614    0.59%         20,214           -0.06%  13,279
       12/31/97                                  $18,854    1.46%         20,509           -0.12%  13,263
        1/31/98                                  $18,998    1.03%         20,720            0.19%  13,288
        2/28/98                                  $18,996    0.03%         20,727            0.19%  13,314
        3/31/98                                  $19,027    0.09%         20,745            0.19%  13,339
        4/30/98                                  $19,009   -0.45%         20,652            0.18%  13,363
        5/31/98                                  $19,271    1.58%         20,978            0.18%  13,387
        6/30/98                                  $19,359    0.39%         21,060            0.12%  13,403
        7/31/98                                  $19,407    0.25%         21,113            0.12%  13,419
        8/31/98                                  $19,656    1.55%         21,440            0.12%  13,435
        9/30/98                                  $19,856    1.25%         21,708            0.12%  13,451
       10/31/98                                  $19,871    0.00%         21,708            0.24%  13,484
       11/30/98                                  $19,920    0.35%         21,784            0.00%  13,484
       12/31/98                                  $19,963    0.25%         21,838           -0.06%  13,476
        1/31/99  0.83%                           $20,129    1.19%         22,098            0.24%  13,508
        2/28/99 -0.29%                           $20,093   -0.44%         22,001            0.12%  13,524

Total Return                                   100.93%                         120.01%             35.24%
----------------------------------------------------------------------------------------------------------

The following line graph compares the performance of the Franklin Maryland Tax-Free Income Fund's Class C shares tot hat of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

--------------------------------------------------------------------------------------------------------
Date                       Franklin Maryland Tax-Free Income     Lehman Brothers Municipal    CPI
                                     Fund-Class C                        Bond Index
--------------------------------------------------------------------------------------------------------

        5/1/95                      $9,900                               $10,000                   $10,000
        5/31/95                     $10,167                3.19%         $10,319            0.20%  $10,020
        6/30/95                     $10,081               -0.87%         $10,229            0.20%  $10,040
        7/31/95                     $10,224                0.95%         $10,326            0.00%  $10,040
        8/31/95                     $10,340                1.27%         $10,458            0.26%  $10,066
        9/29/95                     $10,409                0.63%         $10,523            0.20%  $10,086
       10/31/95                     $10,544                1.45%         $10,676            0.33%  $10,120
       11/30/95                     $10,699                1.66%         $10,853           -0.07%  $10,112
       12/29/95                     $10,798                0.96%         $10,957           -0.07%  $10,105
        1/31/96                     $10,841                0.76%         $11,041            0.59%  $10,165
        2/29/96                     $10,781               -0.68%         $10,966            0.32%  $10,198
        3/29/96                     $10,669               -1.28%         $10,825            0.52%  $10,251
        4/30/96                     $10,647               -0.28%         $10,795            0.39%  $10,291
        5/31/96                     $10,652               -0.04%         $10,791            0.19%  $10,310
        6/28/96                     $10,745                1.09%         $10,908            0.06%  $10,316
        7/31/96                     $10,828                0.91%         $11,008            0.19%  $10,336
        8/30/96                     $10,823               -0.02%         $11,005            0.19%  $10,356
        9/30/96                     $10,965                1.40%         $11,159            0.32%  $10,389
       10/31/96                     $11,069                1.13%         $11,286            0.32%  $10,422
       11/29/96                     $11,231                1.83%         $11,492            0.19%  $10,442
       12/31/96                     $11,189               -0.42%         $11,444            0.00%  $10,442
        1/31/97                     $11,195                0.19%         $11,466            0.32%  $10,475
        2/28/97                     $11,290                0.92%         $11,571            0.31%  $10,508
        3/31/97                     $11,147               -1.33%         $11,417            0.25%  $10,534
        4/30/97                     $11,233                0.84%         $11,513            0.12%  $10,547
        5/31/97                     $11,380                1.51%         $11,687           -0.06%  $10,540
        6/30/97                     $11,485                1.07%         $11,812            0.12%  $10,553
        7/31/97                     $11,761                2.77%         $12,139            0.12%  $10,565
        8/31/97                     $11,675               -0.94%         $12,025            0.19%  $10,586
        9/30/97                     $11,801                1.19%         $12,168            0.25%  $10,612
       10/31/97                     $11,857                0.64%         $12,246            0.25%  $10,639
       11/30/97                     $11,934                0.59%         $12,318           -0.06%  $10,632
       12/31/97                     $12,091                1.46%         $12,498           -0.12%  $10,619
        1/31/98                     $12,167                1.03%         $12,627            0.19%  $10,640
        2/28/98                     $12,160                0.03%         $12,631            0.19%  $10,660
        3/31/98                     $12,184                0.09%         $12,642            0.19%  $10,680
        4/30/98                     $12,156               -0.45%         $12,585            0.18%  $10,699
        5/31/98                     $12,328                1.58%         $12,784            0.18%  $10,719
        6/30/98                     $12,378                0.39%         $12,834            0.12%  $10,731
        7/31/98                     $12,403                0.25%         $12,866            0.12%  $10,744
        8/31/98                     $12,555                1.55%         $13,065            0.12%  $10,757
        9/30/98                     $12,676                1.25%         $13,229            0.12%  $10,770
       10/31/98                     $12,679                0.00%         $13,229            0.24%  $10,796
       11/30/98                     $12,705                0.35%         $13,275            0.00%  $10,796
       12/31/98                     $12,727                0.25%         $13,308           -0.06%  $10,789
        1/31/99    0.78%            $12,826                1.19%         $13,466            0.24%  $10,815
        2/28/99   -0.34%            $12,795               -0.44%         $13,407            0.12%  $10,828

Total Return                                  27.95%                           34.07%              8.28%
---------------------------------------------------------------------------------------------------------

*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.

FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your Fund's Goal: Franklin Missouri Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Missouri state personal income taxes through a portfolio consisting primarily of Missouri municipal bonds.(1)


STATE UPDATE [MISSOURI MAP GRAPHIC]

On the whole, the year under review witnessed many positive trends in Missouri's economy. Preliminary estimates showed the state's unemployment rate at or near record lows, job growth moved upward, and the state's inflation was practically nonexistent. At 3.9%, the state's 1998 unemployment rate remained below the 4.4% national average, while personal income grew 5.1%, nearly identical to the U.S. rate. In all, 348 companies either expanded or opened new facilities in the state. This, along with gains in the retail, services, government, insurance and financial services industries added 34,000 new jobs to the state during the 1998 calendar year.(2)

Since the 1994-1995 fiscal year, the state's revenue collection has exceeded estimates, creating large surpluses. State law mandates that this excess revenue be returned to taxpayers. However, we expect that refunds will not be necessary in fiscal 1997-1998, and that the governor's budget recommendation for future years will remain within revenue limits.

Missouri's widely diverse, healthy economy and its tradition of prudent financial management and low debt levels earned it an Aaa rating from Moody's Investors Service, a national credit rating agency.(3)

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Missouri Department of Economic Development, 1/4/99.

3. This does not indicate Moody's rating of the fund.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 89 of this report.

                 [CREDIT QUALITY BREAKDOWN* PIE CHART GRAPHIC]

CREDIT QUALITY BREAKDOWN*
Franklin Missouri Tax-Free Income Fund
Based on Total Long-Term Investments 2/28/99

AAA            63.1%
AA             10.0%
A              11.9%
BBB            15.0%

*Quality breakdown may include
internal ratings for bonds not
rated by a national rating agency.
                                                                              37

PORTFOLIO BREAKDOWN
Franklin Missouri
Tax-Free Income Fund
2/28/99

                                                                      % OF TOTAL
                                                                       LONG-TERM
SECTOR                                                               INVESTMENTS
--------------------------------------------------------------------------------
Hospitals                                                                  24.3%

Certificates of Participation                                              12.9%

Prerefunded                                                                12.8%

Other Revenue                                                              11.2%

Housing                                                                     8.5%

Transportation                                                              7.3%

Health Care                                                                 6.3%

Utilities                                                                   6.2%

Education                                                                   3.8%

General Obligation                                                          3.6%

Industrial                                                                  2.1%

Tax Allocation                                                              0.9%

Sales Tax Revenue                                                           0.1%

PORTFOLIO NOTES

Low interest rates during the reporting period contributed to Missouri's $5 billion strong municipal bond supply compared with $2.7 billion the previous year. Missouri municipalities also took advantage of lower interest rates to refund outstanding debt. An outstanding bond that becomes prerefunded will be called at its first call date. In most cases, an escrow of U.S. Treasuries backs the prerefunded bonds, substantially increasing their price --depending on the call date. We took advantage of this opportunity to sell some of Franklin Missouri Tax-Free Income Fund's prerefunded bonds, lowering them from 15.6% of total long-term investments on February 28, 1998, to 12.8% on February 28, 1999. Generally we look to sell prerefunded bonds as they approach five years to their call date and replace them with bonds with at least 10 years' call protection. The fund profited by selling many of its prerefunded securities for more than it paid. Thus, it made long-term capital gains in June and December totaling 3.17 cents per share. Additionally, the fund may make another capital gain distribution in June 1999.

During the reporting period, we added the following purchases to the fund's portfolio: Greater St. Louis YMCA; Lake of the Ozarks General Hospital; St. Louis County IDAR - Bethesda Living Centers; O Fallon - Public Facilities Authority Leasehold Revenue; and Missouri State Health & Educational Facilities Authority Revenue for SSM Health Care. The fund's largest asset allocation shift occurred in the hospital sector, which jumped to 24.3% of total long-term investments on February 28, 1999, from 12.0% one year earlier. At the same time, the fund maintained its high quality, closing the year under review with 63.1% of total long-term investments in AAA-rated bonds.

After trading in a narrow range, credit spreads, or the additional interest rate paid to investors for BBB-versus AAA-rated bonds, widened near the end of the reporting period. Previously the reward did not justify the added risk of investing in these higher-yielding, relatively lower-rated bonds. However, with the improved credit spreads, we will be looking for opportunities to pick up additional yield.

Looking forward, we expect Missouri's bond supply to moderate as the state's healthy economy reduces borrowing needs. As always, Franklin Missouri Tax-Free Income Fund seeks to protect the fund's share value and maintain its competitive yield.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Missouri Tax-Free Income Fund
3/1/98 - 2/28/99

                                                          DIVIDEND PER SHARE
                                                     ---------------------------
MONTH                                                 CLASS A           CLASS C
--------------------------------------------------------------------------------
March                                                5.2 cents        4.63 cents

April                                                5.2 cents        4.64 cents

May                                                  5.2 cents        4.64 cents

June                                                 5.2 cents        4.64 cents

July                                                 5.2 cents        4.62 cents

August                                               5.2 cents        4.62 cents

September                                            5.2 cents        4.62 cents

October                                              5.2 cents        4.59 cents

November                                             5.2 cents        4.59 cents

December                                             5.1 cents        4.49 cents

January                                              5.1 cents        4.49 cents

February                                             5.1 cents        4.49 cents
--------------------------------------------------------------------------------
TOTAL                                               62.1 CENTS       55.06 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

FRANKLIN MISSOURI
TAX-FREE INCOME FUND



CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE SUMMARY AS OF 2/28/99
Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE            2/28/99   2/28/98
-------                                        ------            -------   -------
Net Asset Value                                -$0.04            $12.19    $12.23


                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.6210

Long-Term Capital Gain                         $0.0317

      TOTAL                                    $0.6527

CLASS C                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                -$0.03           $12.24    $12.27


                                               DISTRIBUTIONS
                                               -------------

Dividend Income                                $0.5506

Long-Term Capital Gain                         $0.0317

      TOTAL                                    $0.5823

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Missouri state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


PERFORMANCE

                                                                         INCEPTION
CLASS A                                        1-YEAR  5-YEAR   10-YEAR   (9/1/87)
-------                                        ------  ------   -------   --------
Cumulative Total Return(1)                     +5.12%  +35.19%  +113.70%  +140.55%

Average Annual Total Return(2)                 +0.67%   +5.30%    +7.43%    +7.53%

Distribution Rate(3)                     4.71%

Taxable Equivalent Distribution Rate(4)  8.30%

30-Day Standardized Yield(5)             3.95%

Taxable Equivalent Yield(4)              6.96%

                                                                INCEPTION
CLASS C                                        1-YEAR  3-YEAR   (5/1/95)
-------                                        ------  ------   --------
Cumulative Total Return(1)                    +4.58%  +18.88%  + 29.18%

Average Annual Total Return(2)                +2.58%   +5.58%    +6.62%

Distribution Rate(3)                     4.29%

Taxable Equivalent Distribution Rate(4)  7.56%

30-Day Standardized Yield(5)             3.53%

Taxable Equivalent Yield(4)              6.22%

Franklin Missouri Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 3.17 cents ($0.0317) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

40                         Past performance is not predictive of future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


[LINE CHART]


CLASS A (3/1/89 - 2/28/99)


The following line graph compares the performance of the Franklin Missouri Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.


-------------------------------------------------------------------------------------------------------
Date                       Franklin Missouri Tax-Free Income       Lehman Brothers           CPI
                                     Fund-Class A               Municipal Bond Index
-------------------------------------------------------------------------------------------------------
         3/1/89                                  $9,578                  $10,000                    $10,000
        3/31/89                                  $9,570   -0.24%         $9,976             0.58%   $10,058
        4/30/89                                  $9,774    2.37%         $10,212            0.65%   $10,123
        5/31/89                                  $9,989    2.08%         $10,425            0.57%   $10,181
        6/30/89                                 $10,102    1.36%         $10,567            0.24%   $10,206
        7/31/89                                 $10,188    1.36%         $10,710            0.24%   $10,230
        8/31/89                                 $10,132   -0.98%         $10,605            0.16%   $10,246
        9/30/89                                 $10,077   -0.30%         $10,574            0.32%   $10,279
       10/31/89                                 $10,165    1.22%         $10,703            0.48%   $10,329
       11/30/89                                 $10,311    1.75%         $10,890            0.24%   $10,353
       12/31/89                                 $10,400    0.82%         $10,979            0.16%   $10,370
        1/31/90                                 $10,324   -0.47%         $10,928            1.03%   $10,477
        2/28/90                                 $10,463    0.89%         $11,025            0.47%   $10,526
        3/31/90                                 $10,455    0.03%         $11,028            0.55%   $10,584
        4/30/90                                 $10,407   -0.72%         $10,949            0.16%   $10,601
        5/31/90                                 $10,638    2.18%         $11,187            0.23%   $10,625
        6/30/90                                 $10,741    0.88%         $11,286            0.54%   $10,682
        7/31/90                                 $10,904    1.48%         $11,453            0.38%   $10,723
        8/31/90                                 $10,693   -1.45%         $11,287            0.92%   $10,822
        9/30/90                                 $10,665    0.06%         $11,294            0.84%   $10,913
       10/31/90                                 $10,841    1.81%         $11,498            0.60%   $10,978
       11/30/90                                 $11,091    2.01%         $11,729            0.22%   $11,002
       12/31/90                                 $11,093    0.44%         $11,781            0.00%   $11,002
        1/31/91                                 $11,262    1.34%         $11,939            0.60%   $11,068
        2/28/91                                 $11,327    0.87%         $12,042            0.15%   $11,085
        3/31/91                                 $11,382    0.04%         $12,047            0.15%   $11,102
        4/30/91                                 $11,544    1.34%         $12,209            0.15%   $11,118
        5/31/91                                 $11,621    0.89%         $12,317            0.30%   $11,152
        6/30/91                                 $11,602   -0.10%         $12,305            0.29%   $11,184
        7/31/91                                 $11,788    1.22%         $12,455            0.15%   $11,201
        8/31/91                                 $11,888    1.32%         $12,620            0.29%   $11,233
        9/30/91                                 $12,054    1.30%         $12,784            0.44%   $11,283
       10/31/91                                 $12,133    0.90%         $12,899            0.15%   $11,299
       11/30/91                                 $12,191    0.28%         $12,935            0.29%   $11,332
       12/31/91                                 $12,421    2.15%         $13,213            0.07%   $11,340
        1/31/92                                 $12,451    0.23%         $13,243            0.15%   $11,357
        2/29/92                                 $12,481    0.03%         $13,247            0.36%   $11,398
        3/31/92                                 $12,512    0.04%         $13,253            0.51%   $11,456
        4/30/92                                 $12,622    0.89%         $13,370            0.14%   $11,472
        5/31/92                                 $12,767    1.18%         $13,528            0.14%   $11,488
        6/30/92                                 $12,912    1.68%         $13,756            0.36%   $11,530
        7/31/92                                 $13,358    3.00%         $14,168            0.21%   $11,554
        8/31/92                                 $13,193   -0.98%         $14,029            0.28%   $11,586
        9/30/92                                 $13,236    0.65%         $14,121            0.28%   $11,619
       10/31/92                                 $12,998   -0.98%         $13,982            0.35%   $11,659
       11/30/92                                 $13,312    1.79%         $14,232            0.14%   $11,676
       12/31/92                                 $13,521    1.02%         $14,378           -0.07%   $11,667
        1/31/93                                 $13,683    1.16%         $14,544            0.49%   $11,725
        2/28/93                                 $14,073    3.62%         $15,071            0.35%   $11,766
        3/31/93                                 $14,034   -1.06%         $14,911            0.35%   $11,807
        4/30/93                                 $14,126    1.01%         $15,062            0.28%   $11,840
        5/31/93                                 $14,207    0.56%         $15,146            0.14%   $11,856
        6/30/93                                 $14,459    1.67%         $15,399            0.14%   $11,873
        7/31/93                                 $14,529    0.13%         $15,419            0.00%   $11,873
        8/31/93                                 $14,807    2.08%         $15,740            0.28%   $11,906
        9/30/93                                 $15,011    1.14%         $15,919            0.21%   $11,931
       10/31/93                                 $15,041    0.19%         $15,949            0.41%   $11,980
       11/30/93                                 $14,961   -0.88%         $15,809            0.07%   $11,989
       12/31/93                                 $15,317    2.11%         $16,143            0.00%   $11,989
        1/31/94                                 $15,462    1.14%         $16,327            0.27%   $12,021
        2/28/94                                 $15,127   -2.59%         $15,904            0.34%   $12,062
        3/31/94                                 $14,575   -4.07%         $15,257            0.34%   $12,103
        4/30/94                                 $14,619    0.85%         $15,386            0.14%   $12,120
        5/31/94                                 $14,741    0.87%         $15,520            0.07%   $12,128
        6/30/94                                 $14,682   -0.61%         $15,425            0.34%   $12,170
        7/31/94                                 $14,909    1.83%         $15,708            0.27%   $12,202
        8/31/94                                 $14,967    0.35%         $15,763            0.40%   $12,251
        9/30/94                                 $14,762   -1.47%         $15,531            0.27%   $12,284
       10/31/94                                 $14,517   -1.78%         $15,255            0.07%   $12,293
       11/30/94                                 $14,232   -1.81%         $14,978            0.13%   $12,309
       12/31/94                                 $14,540    2.20%         $15,308            0.00%   $12,309
        1/31/95                                 $14,957    2.86%         $15,746            0.40%   $12,358
        2/28/95                                 $15,349    2.91%         $16,204            0.40%   $12,408
        3/31/95                                 $15,473    1.15%         $16,390            0.33%   $12,448
        4/30/95                                 $15,531    0.12%         $16,410            0.33%   $12,490
        5/31/95                                 $15,941    3.19%         $16,933            0.20%   $12,515
        6/30/95                                 $15,850   -0.87%         $16,786            0.20%   $12,540
        7/31/95                                 $15,936    0.95%         $16,946            0.00%   $12,540
        8/31/95                                 $16,106    1.27%         $17,161            0.26%   $12,572
        9/30/95                                 $16,179    0.63%         $17,269            0.20%   $12,597
       10/31/95                                 $16,377    1.45%         $17,519            0.33%   $12,639
       11/30/95                                 $16,633    1.66%         $17,810           -0.07%   $12,630
       12/31/95                                 $16,821    0.96%         $17,981           -0.07%   $12,621
        1/31/96                                 $16,982    0.76%         $18,118            0.59%   $12,696
        2/29/96                                 $16,916   -0.68%         $17,995            0.32%   $12,736
        3/31/96                                 $16,710   -1.28%         $17,764            0.52%   $12,803
        4/30/96                                 $16,672   -0.28%         $17,714            0.39%   $12,852
        5/31/96                                 $16,663   -0.04%         $17,707            0.19%   $12,877
        6/30/96                                 $16,842    1.09%         $17,900            0.06%   $12,885
        7/31/96                                 $16,963    0.91%         $18,063            0.19%   $12,909
        8/31/96                                 $16,998   -0.02%         $18,060            0.19%   $12,934
        9/30/96                                 $17,237    1.40%         $18,313            0.32%   $12,975
       10/31/96                                 $17,404    1.13%         $18,519            0.32%   $13,017
       11/30/96                                 $17,660    1.83%         $18,858            0.19%   $13,041
       12/31/96                                 $17,610   -0.42%         $18,779            0.00%   $13,041
        1/31/97                                 $17,631    0.19%         $18,815            0.32%   $13,083
        2/28/97                                 $17,771    0.92%         $18,988            0.31%   $13,124
        3/31/97                                 $17,597   -1.33%         $18,735            0.25%   $13,156
        4/30/97                                 $17,784    0.84%         $18,893            0.12%   $13,172
        5/31/97                                 $18,003    1.51%         $19,178           -0.06%   $13,164
        6/30/97                                 $18,173    1.07%         $19,383            0.12%   $13,180
        7/31/97                                 $18,608    2.77%         $19,920            0.12%   $13,196
        8/31/97                                 $18,476   -0.94%         $19,733            0.19%   $13,221
        9/30/97                                 $18,714    1.19%         $19,968            0.25%   $13,254
       10/31/97                                 $18,814    0.64%         $20,096            0.25%   $13,287
       11/30/97                                 $18,945    0.59%         $20,214           -0.06%   $13,279
       12/31/97                                 $19,221    1.46%         $20,509           -0.12%   $13,263
        1/31/98                                 $19,366    1.03%         $20,720            0.19%   $13,288
        2/28/98                                 $19,448    0.03%         $20,727            0.19%   $13,314
        3/31/98                                 $19,467    0.09%         $20,745            0.19%   $13,339
        4/30/98                                 $19,422   -0.45%         $20,652            0.18%   $13,363
        5/31/98                                 $19,682    1.58%         $20,978            0.18%   $13,387
        6/30/98                                 $19,751    0.39%         $21,060            0.12%   $13,403
        7/31/98                                 $19,771    0.25%         $21,113            0.12%   $13,419
        8/31/98                                 $20,019    1.55%         $21,440            0.12%   $13,435
        9/30/98                                 $20,251    1.25%         $21,708            0.12%   $13,451
       10/31/98                                 $20,205    0.00%         $21,708            0.24%   $13,484
       11/30/98                                 $20,258    0.35%         $21,784            0.00%   $13,484
       12/31/98                                 $20,327    0.25%         $21,838           -0.06%   $13,476
        1/31/99    0.91%                        $20,512    1.19%         $22,098            0.24%   $13,508
        2/28/99   -0.33%                        $20,468   -0.44%         $22,001            0.12%   $13,524

Total Return                                  104.68%                          120.01%             35.24%
----------------------------------------------------------------------------------------------------------

CLASS C (5/1/95-2/28/99)

[LINE CHART]

The following line graph compares the performance of the Franklin Missouri Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

--------------------------------------------------------------------------------------------------------
Date                       Franklin Missouri Tax-Free Income      Lehman Brothers Municipal      CPI
                                      Fund-Class C                       Bond Index
--------------------------------------------------------------------------------------------------------
         5/1/95                      $9,896                              $10,000                   $10,000
        5/31/95                     $10,160                 3.19%        $10,319            0.20%  $10,020
        6/30/95                     $10,096                -0.87%        $10,229            0.20%  $10,040
        7/31/95                     $10,146                 0.95%        $10,326            0.00%  $10,040
        8/31/95                     $10,249                 1.27%        $10,458            0.26%  $10,066
        9/29/95                     $10,298                 0.63%        $10,523            0.20%  $10,086
       10/31/95                     $10,419                 1.45%        $10,676            0.33%  $10,120
       11/30/95                     $10,576                 1.66%        $10,853           -0.07%  $10,112
       12/29/95                     $10,690                 0.96%        $10,957           -0.07%  $10,105
        1/31/96                     $10,787                 0.76%        $11,041            0.59%  $10,165
        2/29/96                     $10,740                -0.68%        $10,966            0.32%  $10,198
        3/29/96                     $10,597                -1.28%        $10,825            0.52%  $10,251
        4/30/96                     $10,577                -0.28%        $10,795            0.39%  $10,291
        5/31/96                     $10,566                -0.04%        $10,791            0.19%  $10,310
        6/28/96                     $10,674                 1.09%        $10,908            0.06%  $10,316
        7/31/96                     $10,746                 0.91%        $11,008            0.19%  $10,336
        8/30/96                     $10,763                -0.02%        $11,005            0.19%  $10,356
        9/30/96                     $10,900                 1.40%        $11,159            0.32%  $10,389
       10/31/96                     $11,009                 1.13%        $11,286            0.32%  $10,422
       11/29/96                     $11,165                 1.83%        $11,492            0.19%  $10,442
       12/31/96                     $11,109                -0.42%        $11,444            0.00%  $10,442
        1/31/97                     $11,116                 0.19%        $11,466            0.32%  $10,475
        2/28/97                     $11,208                 0.92%        $11,571            0.31%  $10,508
        3/31/97                     $11,099                -1.33%        $11,417            0.25%  $10,534
        4/30/97                     $11,212                 0.84%        $11,513            0.12%  $10,547
        5/31/97                     $11,344                 1.51%        $11,687           -0.06%  $10,540
        6/30/97                     $11,446                 1.07%        $11,812            0.12%  $10,553
        7/31/97                     $11,723                 2.77%        $12,139            0.12%  $10,565
        8/31/97                     $11,635                -0.94%        $12,025            0.19%  $10,586
        9/30/97                     $11,779                 1.19%        $12,168            0.25%  $10,612
       10/31/97                     $11,836                 0.64%        $12,246            0.25%  $10,639
       11/30/97                     $11,912                 0.59%        $12,318           -0.06%  $10,632
       12/31/97                     $12,079                 1.46%        $12,498           -0.12%  $10,619
        1/31/98                     $12,165                 1.03%        $12,627            0.19%  $10,640
        2/28/98                     $12,211                 0.03%        $12,631            0.19%  $10,660
        3/31/98                     $12,217                 0.09%        $12,642            0.19%  $10,680
        4/30/98                     $12,183                -0.45%        $12,585            0.18%  $10,699
        5/31/98                     $12,340                 1.58%        $12,784            0.18%  $10,719
        6/30/98                     $12,388                 0.39%        $12,834            0.12%  $10,731
        7/31/98                     $12,394                 0.25%        $12,866            0.12%  $10,744
        8/31/98                     $12,543                 1.55%        $13,065            0.12%  $10,757
        9/30/98                     $12,672                 1.25%        $13,229            0.12%  $10,770
       10/31/98                     $12,637                 0.00%        $13,229            0.24%  $10,796
       11/30/98                     $12,674                 0.35%        $13,275            0.00%  $10,796
       12/31/98                     $12,700                 0.25%        $13,308           -0.06%  $10,789
        1/31/99    0.86%            $12,809                 1.19%        $13,466            0.24%  $10,815
        2/28/99   -0.30%            $12,784                -0.44%        $13,407            0.12%  $10,828

Total Return                       27.84%                                       34.07%              8.28%
----------------------------------------------------------------------------------------------------------

*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.                         41

FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND



CREDIT QUALITY BREAKDOWN*

Franklin North Carolina
Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

[PIE CHART]

AAA                                   57.7%
AA                                    18.6%
A                                     14.5%
BBB                                    9.2%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.

Your Fund's Goal: Franklin North Carolina Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and North Carolina state personal income taxes through a portfolio consisting primarily of North Carolina municipal bonds.(1)


STATE UPDATE

[NORTH CAROLINA GRAPHIC]

North Carolina enjoyed an enviable economic picture, compared with the rest of the nation for the year under review. The state's economy continued its transformation from an industrial-based to a service/ financial-based economy. Although fallout from the Asian crisis somewhat affected traditional industries, such as tobacco, textiles and apparel, growth in the state's construction, banking, retail and services sectors more than made up for this decline. The state is expected to outpace the rest of the nation in terms of economic growth during the 1999-01 biennium, with a projected 2.9% gross state product increase.(2)

During the reporting period, North Carolina maintained its tradition of conservative debt management, a factor contributing to its AAA rating, the highest rating from Standard & Poor's, a national credit rating agency.(3) Based on its expanding economy and prudent financial management, we expect North Carolina municipal obligations to perform well in the future.



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: North Carolina State Budget 1999-01: Summary of Recommendations.

3. This does not indicate Standard & Poor's rating of the fund.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 94 of this report.

PORTFOLIO NOTES

During the reporting period, the fund's share price, as measured by net asset value, increased five cents, from $12.11 on February 28, 1998, to $12.16 on February 28, 1999. On the state level, North Carolina's bond issuance increased 47.6% over the reporting period. Due to the strong credit quality and demand for the state's debt, yields remained significantly lower than national levels. During the year under review, we found value in the insured market sector, and made the following purchases: Charlotte General Obligation, Public Improvement 5%, New Hanover Regional Medical Center Project 5%, North Carolina Eastern Municipal Power Agency Power System Revenue 5.375%, Sampson Area Development Corp. 4.75% and Cumberland County Certificate of Participation Civic Center Project 5%.

These purchases contributed to asset allocation shifts in various sectors during the reporting period. Among the fund's more significant changes, utilities decreased from 28.3% of total long-term investments on February 28, 1998, to 23.2% on February 28, 1999. Hospitals increased from 14.5% to 20.7% of total long-term investments over the same period. The portfolio's AAA-rated bonds increased from 45.6% to 57.7% of total long-term investments during the reporting period, reflecting the fund's high quality.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

PORTFOLIO BREAKDOWN
Franklin North Carolina
Tax-Free Income Fund
2/28/99

                                                   % of Total
                                                    Long-Term
Sector                                             Investments
------                                             -----------
Utilities                                             23.2%
Hospitals                                             20.7%
Prerefunded                                           18.7%
Housing                                               11.7%
Certificates of Participation                          9.1%
Other Revenue                                          4.6%
Education                                              4.6%
Industrial                                             4.1%
Tax Allocation                                         1.4%
General Obligation                                     0.7%
Health Care                                            0.6%
Transportation                                         0.3%
Sales Tax Revenue                                      0.3%

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.

We anticipate that, in the future, North Carolina's amount of debt issuance may remain one of the nation's lowest, thereby increasing the value of the portfolio's existing holdings.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin North Carolina Tax-Free Income Fund
3/1/98 - 2/28/99

                                    DIVIDEND PER SHARE
                          ------------------------------------
MONTH                        CLASS A                   CLASS C
--------------------------------------------------------------
March                      5.1 cents                4.53 cents
April                      5.1 cents                4.49 cents
May                        5.1 cents                4.49 cents
June                       5.1 cents                4.49 cents
July                       5.1 cents                4.58 cents
August                     5.1 cents                4.58 cents
September                  5.1 cents                4.58 cents
October                    5.1 cents                4.56 cents
November                   5.1 cents                4.56 cents
December                   5.0 cents                4.46 cents
January                    5.0 cents                4.46 cents
February                   5.0 cents                4.46 cents
--------------------------------------------------------------
Total                     60.9 cents               54.24 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND



PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                +$0.05           $12.16    $12.11


                                               DISTRIBUTIONS
                                               -------------
Dividend Income                                $0.609

CLASS C                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                +$0.06           $12.24    $12.18


                                               DISTRIBUTIONS
                                               -------------
Dividend Income                                $0.5424

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II): Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE

                                                                           INCEPTION
CLASS A                                        1-YEAR  5-YEAR   10-YEAR    (9/1/87)
-------                                        ------  ------   -------    --------
Cumulative Total Return(1)                     +5.54%  +33.61%  +107.41%    +138.28%

Average Annual Total Return(2)                 +1.03%   +5.05%    +7.10%      +7.44%

Distribution Rate(3)                     4.68%

Taxable Equivalent Distribution Rate(4)  8.40%

30-Day Standardized Yield(5)             3.83%

Taxable Equivalent Yield(4)              6.87%

                                                                INCEPTION
CLASS C                                        1-YEAR  3-YEAR   (5/1/95)
-------                                        ------  ------   --------
Cumulative Total Return(1)                     +5.02%  +19.14%   +28.40%

Average Annual Total Return(2)                 +3.01%   +5.66%    +6.45%

Distribution Rate(3)                     4.23%

Taxable Equivalent Distribution Rate(4)  7.59%

30-Day Standardized Yield(5)             3.41%

Taxable Equivalent Yield(4)              6.12%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and North Carolina state personal income tax bracket of 44.3%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.                         45

FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND



AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
-------

1-Year                    +1.03%

5-Year                    +5.05%

10-Year                   +7.10%

Since Inception (9/1/87)  +7.44%



TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

[Line Chart]

CLASS A (3/1/89 - 2/28/99)

The following line graph compares the performance of the Franklin North Carolina Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.



-----------------------------------------------------------------------------------------------------------
Date                       Franklin North Carolina Tax-Free        Lehman Brothers           CPI
                                  Income Fund-Class A              Municipal Bond
                                                                        Index
-----------------------------------------------------------------------------------------------------------
         3/1/89                                  $9,574                  $10,000                    $10,000
        3/31/89                                  $9,565   -0.24%         $9,976             0.58%   $10,058
        4/30/89                                  $9,793    2.37%         $10,212            0.65%   $10,123
        5/31/89                                  $9,995    2.08%         $10,425            0.57%   $10,181
        6/30/89                                 $10,134    1.36%         $10,567            0.24%   $10,206
        7/31/89                                 $10,208    1.36%         $10,710            0.24%   $10,230
        8/31/89                                 $10,143   -0.98%         $10,605            0.16%   $10,246
        9/30/89                                 $10,077   -0.30%         $10,574            0.32%   $10,279
       10/31/89                                 $10,162    1.22%         $10,703            0.48%   $10,329
       11/30/89                                 $10,314    1.75%         $10,890            0.24%   $10,353
       12/31/89                                 $10,411    0.82%         $10,979            0.16%   $10,370
        1/31/90                                 $10,343   -0.47%         $10,928            1.03%   $10,477
        2/28/90                                 $10,469    0.89%         $11,025            0.47%   $10,526
        3/31/90                                 $10,469    0.03%         $11,028            0.55%   $10,584
        4/30/90                                 $10,402   -0.72%         $10,949            0.16%   $10,601
        5/31/90                                 $10,640    2.18%         $11,187            0.23%   $10,625
        6/30/90                                 $10,753    0.88%         $11,286            0.54%   $10,682
        7/31/90                                 $10,914    1.48%         $11,453            0.38%   $10,723
        8/31/90                                 $10,676   -1.45%         $11,287            0.92%   $10,822
        9/30/90                                 $10,658    0.06%         $11,294            0.84%   $10,913
       10/31/90                                 $10,812    1.81%         $11,498            0.60%   $10,978
       11/30/90                                 $11,058    2.01%         $11,729            0.22%   $11,002
       12/31/90                                 $11,070    0.44%         $11,781            0.00%   $11,002
        1/31/91                                 $11,237    1.34%         $11,939            0.60%   $11,068
        2/28/91                                 $11,301    0.87%         $12,042            0.15%   $11,085
        3/31/91                                 $11,345    0.04%         $12,047            0.15%   $11,102
        4/30/91                                 $11,494    1.34%         $12,209            0.15%   $11,118
        5/31/91                                 $11,581    0.89%         $12,317            0.30%   $11,152
        6/30/91                                 $11,562   -0.10%         $12,305            0.29%   $11,184
        7/31/91                                 $11,724    1.22%         $12,455            0.15%   $11,201
        8/31/91                                 $11,833    1.32%         $12,620            0.29%   $11,233
        9/30/91                                 $11,987    1.30%         $12,784            0.44%   $11,283
       10/31/91                                 $12,054    0.90%         $12,899            0.15%   $11,299
       11/30/91                                 $12,100    0.28%         $12,935            0.29%   $11,332
       12/31/91                                 $12,343    2.15%         $13,213            0.07%   $11,340
        1/31/92                                 $12,372    0.23%         $13,243            0.15%   $11,357
        2/29/92                                 $12,368    0.03%         $13,247            0.36%   $11,398
        3/31/92                                 $12,386    0.04%         $13,253            0.51%   $11,456
        4/30/92                                 $12,481    0.89%         $13,370            0.14%   $11,472
        5/31/92                                 $12,623    1.18%         $13,528            0.14%   $11,488
        6/30/92                                 $12,788    1.68%         $13,756            0.36%   $11,530
        7/31/92                                 $13,249    3.00%         $14,168            0.21%   $11,554
        8/31/92                                 $13,097   -0.98%         $14,029            0.28%   $11,586
        9/30/92                                 $13,138    0.65%         $14,121            0.28%   $11,619
       10/31/92                                 $12,972   -0.98%         $13,982            0.35%   $11,659
       11/30/92                                 $13,257    1.79%         $14,232            0.14%   $11,676
       12/31/92                                 $13,450    1.02%         $14,378           -0.07%   $11,667
        1/31/93                                 $13,621    1.16%         $14,544            0.49%   $11,725
        2/28/93                                 $14,015    3.62%         $15,071            0.35%   $11,766
        3/31/93                                 $13,963   -1.06%         $14,911            0.35%   $11,807
        4/30/93                                 $14,065    1.01%         $15,062            0.28%   $11,840
        5/31/93                                 $14,119    0.56%         $15,146            0.14%   $11,856
        6/30/93                                 $14,342    1.67%         $15,399            0.14%   $11,873
        7/31/93                                 $14,349    0.13%         $15,419            0.00%   $11,873
        8/31/93                                 $14,647    2.08%         $15,740            0.28%   $11,906
        9/30/93                                 $14,809    1.14%         $15,919            0.21%   $11,931
       10/31/93                                 $14,850    0.19%         $15,949            0.41%   $11,980
       11/30/93                                 $14,770   -0.88%         $15,809            0.07%   $11,989
       12/31/93                                 $15,021    2.11%         $16,143            0.00%   $11,989
        1/31/94                                 $15,162    1.14%         $16,327            0.27%   $12,021
        2/28/94                                 $14,856   -2.59%         $15,904            0.34%   $12,062
        3/31/94                                 $14,274   -4.07%         $15,257            0.34%   $12,103
        4/30/94                                 $14,354    0.85%         $15,386            0.14%   $12,120
        5/31/94                                 $14,460    0.87%         $15,520            0.07%   $12,128
        6/30/94                                 $14,350   -0.61%         $15,425            0.34%   $12,170
        7/31/94                                 $14,610    1.83%         $15,708            0.27%   $12,202
        8/31/94                                 $14,666    0.35%         $15,763            0.40%   $12,251
        9/30/94                                 $14,466   -1.47%         $15,531            0.27%   $12,284
       10/31/94                                 $14,187   -1.78%         $15,255            0.07%   $12,293
       11/30/94                                 $13,831   -1.81%         $14,978            0.13%   $12,309
       12/31/94                                 $14,161    2.20%         $15,308            0.00%   $12,309
        1/31/95                                 $14,599    2.86%         $15,746            0.40%   $12,358
        2/28/95                                 $15,012    2.91%         $16,204            0.40%   $12,408
        3/31/95                                 $15,189    1.15%         $16,390            0.33%   $12,448
        4/30/95                                 $15,207    0.12%         $16,410            0.33%   $12,490
        5/31/95                                 $15,599    3.19%         $16,933            0.20%   $12,515
        6/30/95                                 $15,483   -0.87%         $16,786            0.20%   $12,540
        7/31/95                                 $15,556    0.95%         $16,946            0.00%   $12,540
        8/31/95                                 $15,711    1.27%         $17,161            0.26%   $12,572
        9/30/95                                 $15,798    0.63%         $17,269            0.20%   $12,597
       10/31/95                                 $16,036    1.45%         $17,519            0.33%   $12,639
       11/30/95                                 $16,288    1.66%         $17,810           -0.07%   $12,630
       12/31/95                                 $16,446    0.96%         $17,981           -0.07%   $12,621
        1/31/96                                 $16,520    0.76%         $18,118            0.59%   $12,696
        2/29/96                                 $16,401   -0.68%         $17,995            0.32%   $12,736
        3/31/96                                 $16,239   -1.28%         $17,764            0.52%   $12,803
        4/30/96                                 $16,230   -0.28%         $17,714            0.39%   $12,852
        5/31/96                                 $16,249   -0.04%         $17,707            0.19%   $12,877
        6/30/96                                 $16,423    1.09%         $17,900            0.06%   $12,885
        7/31/96                                 $16,539    0.91%         $18,063            0.19%   $12,909
        8/31/96                                 $16,542   -0.02%         $18,060            0.19%   $12,934
        9/30/96                                 $16,760    1.40%         $18,313            0.32%   $12,975
       10/31/96                                 $16,922    1.13%         $18,519            0.32%   $13,017
       11/30/96                                 $17,156    1.83%         $18,858            0.19%   $13,041
       12/31/96                                 $17,116   -0.42%         $18,779            0.00%   $13,041
        1/31/97                                 $17,133    0.19%         $18,815            0.32%   $13,083
        2/28/97                                 $17,283    0.92%         $18,988            0.31%   $13,124
        3/31/97                                 $17,123   -1.33%         $18,735            0.25%   $13,156
        4/30/97                                 $17,274    0.84%         $18,893            0.12%   $13,172
        5/31/97                                 $17,471    1.51%         $19,178           -0.06%   $13,164
        6/30/97                                 $17,653    1.07%         $19,383            0.12%   $13,180
        7/31/97                                 $18,046    2.77%         $19,920            0.12%   $13,196
        8/31/97                                 $17,943   -0.94%         $19,733            0.19%   $13,221
        9/30/97                                 $18,128    1.19%         $19,968            0.25%   $13,254
       10/31/97                                 $18,253    0.64%         $20,096            0.25%   $13,287
       11/30/97                                 $18,378    0.59%         $20,214           -0.06%   $13,279
       12/31/97                                 $18,642    1.46%         $20,509           -0.12%   $13,263
        1/31/98                                 $18,799    1.03%         $20,720            0.19%   $13,288
        2/28/98                                 $18,802    0.03%         $20,727            0.19%   $13,314
        3/31/98                                 $18,834    0.09%         $20,745            0.19%   $13,339
        4/30/98                                 $18,805   -0.45%         $20,652            0.18%   $13,363
        5/31/98                                 $19,057    1.58%         $20,978            0.18%   $13,387
        6/30/98                                 $19,137    0.39%         $21,060            0.12%   $13,403
        7/31/98                                 $19,186    0.25%         $21,113            0.12%   $13,419
        8/31/98                                 $19,426    1.55%         $21,440            0.12%   $13,435
        9/30/98                                 $19,666    1.25%         $21,708            0.12%   $13,451
       10/31/98                                 $19,652    0.00%         $21,708            0.24%   $13,484
       11/30/98                                 $19,702    0.35%         $21,784            0.00%   $13,484
       12/31/98                                 $19,750    0.25%         $21,838           -0.06%   $13,476
        1/31/99    0.90%                        $19,928    1.19%         $22,098            0.24%   $13,508
        2/28/99   -0.42%                        $19,856   -0.44%         $22,001            0.12%   $13,524

Total Return                                   98.56%                          120.01%             35.24%
-----------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
-------

1-Year                     +3.01%

3-Year                     +5.66%

Since Inception (5/1/95)   +6.45%

[Line Chart]

CLASS C (5/1/95 - 2/28/99)

The following line graph compares the performance of the Franklin North Carolina Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

----------------------------------------------------------------------------------------------------------
Date                       Franklin North Carolina Tax-Free      Lehman Brothers Municipal       CPI
                                  Income Fund-Class C                    Bond Index
----------------------------------------------------------------------------------------------------------
         5/1/95                      $9,896                              $10,000                   $10,000
        5/31/95                     $10,144                3.19%         $10,319            0.20%  $10,020
        6/30/95                     $10,081               -0.87%         $10,229            0.20%  $10,040
        7/31/95                     $10,132                0.95%         $10,326            0.00%  $10,040
        8/31/95                     $10,227                1.27%         $10,458            0.26%  $10,066
        9/29/95                     $10,287                0.63%         $10,523            0.20%  $10,086
       10/31/95                     $10,436                1.45%         $10,676            0.33%  $10,120
       11/30/95                     $10,594                1.66%         $10,853           -0.07%  $10,112
       12/29/95                     $10,700                0.96%         $10,957           -0.07%  $10,105
        1/31/96                     $10,734                0.76%         $11,041            0.59%  $10,165
        2/29/96                     $10,651               -0.68%         $10,966            0.32%  $10,198
        3/29/96                     $10,543               -1.28%         $10,825            0.52%  $10,251
        4/30/96                     $10,532               -0.28%         $10,795            0.39%  $10,291
        5/31/96                     $10,540               -0.04%         $10,791            0.19%  $10,310
        6/28/96                     $10,656                1.09%         $10,908            0.06%  $10,316
        7/31/96                     $10,717                0.91%         $11,008            0.19%  $10,336
        8/30/96                     $10,714               -0.02%         $11,005            0.19%  $10,356
        9/30/96                     $10,859                1.40%         $11,159            0.32%  $10,389
       10/31/96                     $10,949                1.13%         $11,286            0.32%  $10,422
       11/29/96                     $11,104                1.83%         $11,492            0.19%  $10,442
       12/31/96                     $11,073               -0.42%         $11,444            0.00%  $10,442
        1/31/97                     $11,078                0.19%         $11,466            0.32%  $10,475
        2/28/97                     $11,168                0.92%         $11,571            0.31%  $10,508
        3/31/97                     $11,059               -1.33%         $11,417            0.25%  $10,534
        4/30/97                     $11,151                0.84%         $11,513            0.12%  $10,547
        5/31/97                     $11,282                1.51%         $11,687           -0.06%  $10,540
        6/30/97                     $11,384                1.07%         $11,812            0.12%  $10,553
        7/31/97                     $11,641                2.77%         $12,139            0.12%  $10,565
        8/31/97                     $11,560               -0.94%         $12,025            0.19%  $10,586
        9/30/97                     $11,682                1.19%         $12,168            0.25%  $10,612
       10/31/97                     $11,747                0.64%         $12,246            0.25%  $10,639
       11/30/97                     $11,832                0.59%         $12,318           -0.06%  $10,632
       12/31/97                     $11,985                1.46%         $12,498           -0.12%  $10,619
        1/31/98                     $12,090                1.03%         $12,627            0.19%  $10,640
        2/28/98                     $12,086                0.03%         $12,631            0.19%  $10,660
        3/31/98                     $12,101                0.09%         $12,642            0.19%  $10,680
        4/30/98                     $12,076               -0.45%         $12,585            0.18%  $10,699
        5/31/98                     $12,241                1.58%         $12,784            0.18%  $10,719
        6/30/98                     $12,286                0.39%         $12,834            0.12%  $10,731
        7/31/98                     $12,312                0.25%         $12,866            0.12%  $10,744
        8/31/98                     $12,460                1.55%         $13,065            0.12%  $10,757
        9/30/98                     $12,598                1.25%         $13,229            0.12%  $10,770
       10/31/98                     $12,583                0.00%         $13,229            0.24%  $10,796
       11/30/98                     $12,620                0.35%         $13,275            0.00%  $10,796
       12/31/98                     $12,645                0.25%         $13,308           -0.06%  $10,789
        1/31/99    0.85%            $12,752                1.19%         $13,466            0.24%  $10,815
        2/28/99   -0.46%            $12,707               -0.44%         $13,407            0.12%  $10,828

Total Return                                   27.07%                           34.07%              8.28%
----------------------------------------------------------------------------------------------------------

*Source: Standard and Poor's Micropal.


46                         Past performance is not predictive of future results.

FRANKLIN TEXAS TAX-FREE INCOME FUND



Your Fund's Goal: Franklin Texas Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of Texas municipal bonds.(1)


STATE UPDATE

[TEXAS GRAPHIC]

Texas' economy was one of the strongest in the nation as of the end of the reporting period. The state's job creation rate was second only to California's as its growing high technology sector replaced some of the jobs lost in the volatile oil and gas industry. In fact, since 1980, the oil and gas industries' proportion of the state's total economy declined by half, to an estimated 12%.(2) A low business-cost environment, growing high technology sector and favorable geographic position for international trade contributed to this favorable economic environment.

In Texas, the sales tax is the dominant revenue source, generally accounting for more than one-half of treasury receipts. In past years, the state maintained solid, year-end cash surpluses. The general revenue fund account is expected to close 1997-1998 with a $1.97 billion cash balance, more than three times last year's projection. Additional income should come from the state's settlement of its lawsuit against tobacco companies for the cost of treating smoking-related illnesses, which is expected to bring in $14.5 billion of chiefly unrestricted revenue, over 25 years.(3)

The state's Aa2 general obligation debt rating by Moody's, a national credit-rating agency, reflected positively on Texas' expanding economy and moderate debt burden as of February 28, 1999, and bodes well for the future.(4)

CREDIT QUALITY BREAKDOWN*
Franklin Texas Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

[Pie Chart]

AAA                                   52.6%
AA                                     6.2%
A                                      5.9%
BBB                                   35.3%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's CreditWeek Municipal, 6/15/98.

3. Source: Fitch IBCA, Public Finance, 8/14/98.

4. This does not indicate Moody's rating of the fund.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 99 of this report.

PORTFOLIO BREAKDOWN
Franklin Texas
Tax-Free Income Fund
2/28/99

                                            % OF TOTAL
                                            LONG-TERM
SECTOR                                     INVESTMENTS
------                                     -----------
Utilities                                    26.5%
Industrial                                   13.2%
Education                                    12.0%
Health Care                                  11.9%
Prerefunded                                  11.5%
Hospitals                                     9.1%
Transportation                                6.9%
Housing                                       5.5%
Other Revenue                                 1.5%
Sales Tax Revenue                             1.1%
General Obligation                            0.8%

PORTFOLIO NOTES

For the year under review, Texas issued $18.4 billion worth of bonds, a remarkable 18.4% increase from the previous reporting period. Because supply outpaced demand during the period, the fund was able to make the following purchases at relatively attractive yields: Waxahachie Community Development Corp. Sales Tax Revenue; Gulf Coast Waste Disposal Authority for Energy Corp. Project; Tyler Health Facilities Development Corp. Hospital Revenue - East Texas Medical Center; and Tarrant County Health Facilities Development Corp. Revenue - Bethesda Living Centers. These purchases helped maintain asset class diversification, thus reducing the fund's exposure to risk and volatility that may affect any one sector. In addition, overall credit quality remained high, with AAA bonds comprising over 52% of the fund's total long-term investments as of February 28, 1999.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value. However, because of the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from the prerefunded bond sales. Thus, the fund made long-term capital gain distributions in June and December totaling 19.73 cents per share and a short-term capital gain distribution of 1.47 cents per share. Additionally, the fund may make another capital gain distribution in June 1999.

Going forward, the state's growing need for new infrastructure, such as highways, schools and affordable housing, should sustain new borrowing requirements. In addition, if interest rates remain low, refunding issues resulting from lower borrowing costs could add to the new-issue supply. As always, we continue to manage Franklin Texas Tax-Free Income Fund seeking to protect its share value and maintain its competitive yield.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Texas Tax-Free Income Fund
3/1/98 - 2/28/99

                                    DIVIDEND PER SHARE
                          ------------------------------------
MONTH                        CLASS A                   CLASS C
--------------------------------------------------------------
March                      5.1 cents                4.52 cents
April                      5.1 cents                4.53 cents
May                        5.1 cents                4.53 cents
June                       5.0 cents                4.43 cents
July                       5.0 cents                4.44 cents
August                     5.0 cents                4.44 cents
September                  5.0 cents                4.44 cents
October                    5.0 cents                4.48 cents
November                   5.0 cents                4.48 cents
December                   4.9 cents                4.38 cents
January                    4.9 cents                4.38 cents
February                   4.9 cents                4.38 cents
                          ----------               ----------
TOTAL                     60.0 cents               53.43 cents
                          ----------               ----------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

FRANKLIN TEXAS
TAX-FREE INCOME FUND



CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                -$0.26           $11.42    $11.68


                                               DISTRIBUTIONS
                                               -------------
Dividend Income                                $0.6000

Long-Term Capital Gain                         $0.1973

Short-Term Capital Gain                        $0.0147

      TOTAL                                    $0.8120


CLASS C                                        CHANGE           2/28/99   2/28/98
-------                                        ------           -------   -------
Net Asset Value                                -$0.24           $11.57    $11.81


                                               DISTRIBUTIONS
                                               -------------
Dividend Income                                $0.5343

Long-Term Capital Gain                         $0.1973

Short-Term Capital Gain                        $0.0147

      TOTAL                                    $0.7463

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum federal personal income tax bracket of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


PERFORMANCE

                                                                          INCEPTION
CLASS A                                        1-YEAR  5-YEAR   10-YEAR   (9/1/87)
-------                                        ------  ------   -------   --------
Cumulative Total Return(1)                     +4.86%  +34.43%  +109.64%  +141.46%

Average Annual Total Return(2)                 +0.39%   +5.18%  +7.22%      +7.56%

Distribution Rate(3)                     4.88%

Taxable Equivalent Distribution Rate(4)  8.08%

30-Day Standardized Yield(5)             3.94%

Taxable Equivalent Yield(4)              6.52%

                                                                INCEPTION
CLASS C                                        1-YEAR  3-YEAR   (5/1/95)
-------                                        ------  ------   --------
Cumulative Total Return(1)                     +4.40%  +19.26%  +29.07%

Average Annual Total Return(2)                 +2.38%   +5.69%   +6.62%

Distribution Rate(3)                     4.39%

Taxable Equivalent Distribution Rate(4)  7.27%

30-Day Standardized Yield(5)             3.52%

Taxable Equivalent Yield(4)              5.83%

Franklin Texas Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 19.73 cents ($0.1973) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


50                         Past performance is not predictive of future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

The following line graph compares the performance of the Franklin Texas Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.


-----------------------------------------------------------------------------------------------------------
Date                        Franklin Texas Tax-Free Income         Lehman Brothers           CPI
                                     Fund-Class A                  Municipal Bond
                                                                        Index
-----------------------------------------------------------------------------------------------------------
         3/1/89                  $9,575                                  $10,000                    $10,000
        3/31/89                  $9,582   -0.24%                         $9,976             0.58%   $10,058
        4/30/89                  $9,770    2.37%                         $10,212            0.65%   $10,123
        5/31/89                  $9,987    2.08%                         $10,425            0.57%   $10,181
        6/30/89                 $10,114    1.36%                         $10,567            0.24%   $10,206
        7/31/89                 $10,195    1.36%                         $10,710            0.24%   $10,230
        8/31/89                 $10,136   -0.98%                         $10,605            0.16%   $10,246
        9/30/89                 $10,086   -0.30%                         $10,574            0.32%   $10,279
       10/31/89                 $10,178    1.22%                         $10,703            0.48%   $10,329
       11/30/89                 $10,337    1.75%                         $10,890            0.24%   $10,353
       12/31/89                 $10,439    0.82%                         $10,979            0.16%   $10,370
        1/31/90                 $10,369   -0.47%                         $10,928            1.03%   $10,477
        2/28/90                 $10,463    0.89%                         $11,025            0.47%   $10,526
        3/31/90                 $10,450    0.03%                         $11,028            0.55%   $10,584
        4/30/90                 $10,388   -0.72%                         $10,949            0.16%   $10,601
        5/31/90                 $10,612    2.18%                         $11,187            0.23%   $10,625
        6/30/90                 $10,718    0.88%                         $11,286            0.54%   $10,682
        7/31/90                 $10,896    1.48%                         $11,453            0.38%   $10,723
        8/31/90                 $10,631   -1.45%                         $11,287            0.92%   $10,822
        9/30/90                 $10,608    0.06%                         $11,294            0.84%   $10,913
       10/31/90                 $10,778    1.81%                         $11,498            0.60%   $10,978
       11/30/90                 $11,042    2.01%                         $11,729            0.22%   $11,002
       12/31/90                 $11,070    0.44%                         $11,781            0.00%   $11,002
        1/31/91                 $11,254    1.34%                         $11,939            0.60%   $11,068
        2/28/91                 $11,313    0.87%                         $12,042            0.15%   $11,085
        3/31/91                 $11,352    0.04%                         $12,047            0.15%   $11,102
        4/30/91                 $11,519    1.34%                         $12,209            0.15%   $11,118
        5/31/91                 $11,612    0.89%                         $12,317            0.30%   $11,152
        6/30/91                 $11,609   -0.10%                         $12,305            0.29%   $11,184
        7/31/91                 $11,767    1.22%                         $12,455            0.15%   $11,201
        8/31/91                 $11,883    1.32%                         $12,620            0.29%   $11,233
        9/30/91                 $12,055    1.30%                         $12,784            0.44%   $11,283
       10/31/91                 $12,117    0.90%                         $12,899            0.15%   $11,299
       11/30/91                 $12,169    0.28%                         $12,935            0.29%   $11,332
       12/31/91                 $12,413    2.15%                         $13,213            0.07%   $11,340
        1/31/92                 $12,412    0.23%                         $13,243            0.15%   $11,357
        2/29/92                 $12,445    0.03%                         $13,247            0.36%   $11,398
        3/31/92                 $12,478    0.04%                         $13,253            0.51%   $11,456
        4/30/92                 $12,578    0.89%                         $13,370            0.14%   $11,472
        5/31/92                 $12,737    1.18%                         $13,528            0.14%   $11,488
        6/30/92                 $12,908    1.68%                         $13,756            0.36%   $11,530
        7/31/92                 $13,332    3.00%                         $14,168            0.21%   $11,554
        8/31/92                 $13,145   -0.98%                         $14,029            0.28%   $11,586
        9/30/92                 $13,178    0.65%                         $14,121            0.28%   $11,619
       10/31/92                 $12,976   -0.98%                         $13,982            0.35%   $11,659
       11/30/92                 $13,256    1.79%                         $14,232            0.14%   $11,676
       12/31/92                 $13,455    1.02%                         $14,378           -0.07%   $11,667
        1/31/93                 $13,607    1.16%                         $14,544            0.49%   $11,725
        2/28/93                 $14,035    3.62%                         $15,071            0.35%   $11,766
        3/31/93                 $13,936   -1.06%                         $14,911            0.35%   $11,807
        4/30/93                 $14,018    1.01%                         $15,062            0.28%   $11,840
        5/31/93                 $14,076    0.56%                         $15,146            0.14%   $11,856
        6/30/93                 $14,305    1.67%                         $15,399            0.14%   $11,873
        7/31/93                 $14,326    0.13%                         $15,419            0.00%   $11,873
        8/31/93                 $14,556    2.08%                         $15,740            0.28%   $11,906
        9/30/93                 $14,714    1.14%                         $15,919            0.21%   $11,931
       10/31/93                 $14,747    0.19%                         $15,949            0.41%   $11,980
       11/30/93                 $14,793   -0.88%                         $15,809            0.07%   $11,989
       12/31/93                 $15,015    2.11%                         $16,143            0.00%   $11,989
        1/31/94                 $15,138    1.14%                         $16,327            0.27%   $12,021
        2/28/94                 $14,918   -2.59%                         $15,904            0.34%   $12,062
        3/31/94                 $14,493   -4.07%                         $15,257            0.34%   $12,103
        4/30/94                 $14,563    0.85%                         $15,386            0.14%   $12,120
        5/31/94                 $14,673    0.87%                         $15,520            0.07%   $12,128
        6/30/94                 $14,653   -0.61%                         $15,425            0.34%   $12,170
        7/31/94                 $14,841    1.83%                         $15,708            0.27%   $12,202
        8/31/94                 $14,887    0.35%                         $15,763            0.40%   $12,251
        9/30/94                 $14,776   -1.47%                         $15,531            0.27%   $12,284
       10/31/94                 $14,624   -1.78%                         $15,255            0.07%   $12,293
       11/30/94                 $14,379   -1.81%                         $14,978            0.13%   $12,309
       12/31/94                 $14,599    2.20%                         $15,308            0.00%   $12,309
        1/31/95                 $14,887    2.86%                         $15,746            0.40%   $12,358
        2/28/95                 $15,190    2.91%                         $16,204            0.40%   $12,408
        3/31/95                 $15,319    1.15%                         $16,390            0.33%   $12,448
        4/30/95                 $15,368    0.12%                         $16,410            0.33%   $12,490
        5/31/95                 $15,703    3.19%                         $16,933            0.20%   $12,515
        6/30/95                 $15,698   -0.87%                         $16,786            0.20%   $12,540
        7/31/95                 $15,788    0.95%                         $16,946            0.00%   $12,540
        8/31/95                 $15,950    1.27%                         $17,161            0.26%   $12,572
        9/30/95                 $16,069    0.63%                         $17,269            0.20%   $12,597
       10/31/95                 $16,231    1.45%                         $17,519            0.33%   $12,639
       11/30/95                 $16,423    1.66%                         $17,810           -0.07%   $12,630
       12/31/95                 $16,544    0.96%                         $17,981           -0.07%   $12,621
        1/31/96                 $16,638    0.76%                         $18,118            0.59%   $12,696
        2/29/96                 $16,589   -0.68%                         $17,995            0.32%   $12,736
        3/31/96                 $16,512   -1.28%                         $17,764            0.52%   $12,803
        4/30/96                 $16,521   -0.28%                         $17,714            0.39%   $12,852
        5/31/96                 $16,558   -0.04%                         $17,707            0.19%   $12,877
        6/30/96                 $16,713    1.09%                         $17,900            0.06%   $12,885
        7/31/96                 $16,824    0.91%                         $18,063            0.19%   $12,909
        8/31/96                 $16,831   -0.02%                         $18,060            0.19%   $12,934
        9/30/96                 $17,062    1.40%                         $18,313            0.32%   $12,975
       10/31/96                 $17,204    1.13%                         $18,519            0.32%   $13,017
       11/30/96                 $17,422    1.83%                         $18,858            0.19%   $13,041
       12/31/96                 $17,398   -0.42%                         $18,779            0.00%   $13,041
        1/31/97                 $17,423    0.19%                         $18,815            0.32%   $13,083
        2/28/97                 $17,554    0.92%                         $18,988            0.31%   $13,124
        3/31/97                 $17,409   -1.33%                         $18,735            0.25%   $13,156
        4/30/97                 $17,558    0.84%                         $18,893            0.12%   $13,172
        5/31/97                 $17,755    1.51%                         $19,178           -0.06%   $13,164
        6/30/97                 $17,933    1.07%                         $19,383            0.12%   $13,180
        7/31/97                 $18,332    2.77%                         $19,920            0.12%   $13,196
        8/31/97                 $18,210   -0.94%                         $19,733            0.19%   $13,221
        9/30/97                 $18,390    1.19%                         $19,968            0.25%   $13,254
       10/31/97                 $18,604    0.64%                         $20,096            0.25%   $13,287
       11/30/97                 $18,721    0.59%                         $20,214           -0.06%   $13,279
       12/31/97                 $18,983    1.46%                         $20,509           -0.12%   $13,263
        1/31/98                 $19,116    1.03%                         $20,720            0.19%   $13,288
        2/28/98                 $19,119    0.03%                         $20,727            0.19%   $13,314
        3/31/98                 $19,137    0.09%                         $20,745            0.19%   $13,339
        4/30/98                 $19,089   -0.45%                         $20,652            0.18%   $13,363
        5/31/98                 $19,338    1.58%                         $20,978            0.18%   $13,387
        6/30/98                 $19,421    0.39%                         $21,060            0.12%   $13,403
        7/31/98                 $19,455    0.25%                         $21,113            0.12%   $13,419
        8/31/98                 $19,692    1.55%                         $21,440            0.12%   $13,435
        9/30/98                 $19,897    1.25%                         $21,708            0.12%   $13,451
       10/31/98                 $19,828    0.00%                         $21,708            0.24%   $13,484
       11/30/98                 $19,897    0.35%                         $21,784            0.00%   $13,484
       12/31/98                 $19,951    0.25%                         $21,838           -0.06%   $13,476
        1/31/99    0.87%        $20,125    1.19%                         $22,098            0.24%   $13,508
        2/28/99   -0.37%        $20,073   -0.44%                         $22,001            0.12%   $13,524

Total Return                  100.73%                                          120.01%             35.24%
-----------------------------------------------------------------------------------------------------------


The following line graph compares the performance of the Franklin Texas Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

----------------------------------------------------------------------------------------------------------
Date                         Franklin Texas Tax-Free Income       Lehman Brothers Municipal      CPI
                                      Fund-Class C                       Bond Index
----------------------------------------------------------------------------------------------------------
         5/1/95                      $9,903                              $10,000                   $10,000
        5/31/95                     $10,121   3.19%                      $10,319            0.20%  $10,020
        6/30/95                     $10,111  -0.87%                      $10,229            0.20%  $10,040
        7/31/95                     $10,165   0.95%                      $10,326            0.00%  $10,040
        8/31/95                     $10,290   1.27%                      $10,458            0.26%  $10,066
        9/29/95                     $10,361   0.63%                      $10,523            0.20%  $10,086
       10/31/95                     $10,460   1.45%                      $10,676            0.33%  $10,120
       11/30/95                     $10,613   1.66%                      $10,853           -0.07%  $10,112
       12/29/95                     $10,695   0.96%                      $10,957           -0.07%  $10,105
        1/31/96                     $10,750   0.76%                      $11,041            0.59%  $10,165
        2/29/96                     $10,704  -0.68%                      $10,966            0.32%  $10,198
        3/29/96                     $10,660  -1.28%                      $10,825            0.52%  $10,251
        4/30/96                     $10,660  -0.28%                      $10,795            0.39%  $10,291
        5/31/96                     $10,679  -0.04%                      $10,791            0.19%  $10,310
        6/28/96                     $10,782   1.09%                      $10,908            0.06%  $10,316
        7/31/96                     $10,848   0.91%                      $11,008            0.19%  $10,336
        8/30/96                     $10,848  -0.02%                      $11,005            0.19%  $10,356
        9/30/96                     $10,989   1.40%                      $11,159            0.32%  $10,389
       10/31/96                     $11,077   1.13%                      $11,286            0.32%  $10,422
       11/29/96                     $11,212   1.83%                      $11,492            0.19%  $10,442
       12/31/96                     $11,194  -0.42%                      $11,444            0.00%  $10,442
        1/31/97                     $11,214   0.19%                      $11,466            0.32%  $10,475
        2/28/97                     $11,292   0.92%                      $11,571            0.31%  $10,508
        3/31/97                     $11,183  -1.33%                      $11,417            0.25%  $10,534
        4/30/97                     $11,283   0.84%                      $11,513            0.12%  $10,547
        5/31/97                     $11,404   1.51%                      $11,687           -0.06%  $10,540
        6/30/97                     $11,512   1.07%                      $11,812            0.12%  $10,553
        7/31/97                     $11,761   2.77%                      $12,139            0.12%  $10,565
        8/31/97                     $11,678  -0.94%                      $12,025            0.19%  $10,586
        9/30/97                     $11,787   1.19%                      $12,168            0.25%  $10,612
       10/31/97                     $11,917   0.64%                      $12,246            0.25%  $10,639
       11/30/97                     $11,986   0.59%                      $12,318           -0.06%  $10,632
       12/31/97                     $12,157   1.46%                      $12,498           -0.12%  $10,619
        1/31/98                     $12,235   1.03%                      $12,627            0.19%  $10,640
        2/28/98                     $12,231   0.03%                      $12,631            0.19%  $10,660
        3/31/98                     $12,236   0.09%                      $12,642            0.19%  $10,680
        4/30/98                     $12,200  -0.45%                      $12,585            0.18%  $10,699
        5/31/98                     $12,362   1.58%                      $12,784            0.18%  $10,719
        6/30/98                     $12,398   0.39%                      $12,834            0.12%  $10,731
        7/31/98                     $12,424   0.25%                      $12,866            0.12%  $10,744
        8/31/98                     $12,568   1.55%                      $13,065            0.12%  $10,757
        9/30/98                     $12,691   1.25%                      $13,229            0.12%  $10,770
       10/31/98                     $12,642   0.00%                      $13,229            0.24%  $10,796
       11/30/98                     $12,680   0.35%                      $13,275            0.00%  $10,796
       12/31/98                     $12,708   0.25%                      $13,308           -0.06%  $10,789
        1/31/99    0.90%            $12,822   1.19%                      $13,466            0.24%  $10,815
        2/28/99   -0.41%            $12,783  -0.44%                      $13,407            0.12%  $10,828

Total Return                            27.83%                                    34.07%              8.28%
------------------------------------------------------------------------------------------------------------

*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.                         51

FRANKLIN VIRGINIA TAX-FREE INCOME FUND


[PIE CHART]

CREDIT QUALITY BREAKDOWN*
Franklin Virginia Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

AAA             55.1%
AA              21.4%
A               11.7%
BBB             11.8%

*Quality breakdown may include
internal ratings for bonds not rated
by a national rating agency.

Your Fund's Goal: Franklin Virginia Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Virginia state personal income taxes through a portfolio consisting primarily of Virginia municipal bonds.(1)


COMMONWEALTH UPDATE

[MAP OF VIRGINIA]

Virginia's employment profile differs from the rest of the nation's, with its higher concentration of federal and defense-related jobs. During the year under review, growth in the business services and high technology sectors counterbalanced the downward trend in federal government, defense and manufacturing job losses. Virginia continues to have one of the nation's lowest unemployment rates, with the 1998 unemployment level at a 30-year low.

Virginia has a history of conservative debt management, maintaining a low debt level in relation to its substantial resources. The commonwealth relies primarily on individual income taxes, supplemented by sales and use taxes, corporate income taxes, lottery profits, insurance premiums and other sources for its revenue. Fiscal 1998 marked the eighth consecutive year in which revenue collections exceeded forecasts, with strong employment and wage growth, as well as record investment returns, contributing to surpluses.

With its underlying economic strength and low general obligation debt burden, $190 per capita, the outlook for Virginia remains bright.(2)


(1). For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2). Source: Standard & Poor's CreditWeek Municipal, 9/14/98.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 103 of this report.

PORTFOLIO NOTES

During the reporting period, we took advantage of Virginia's plentiful market supply of high quality bonds to increase your fund's percentage of AAA-rated bonds from 51.1% of total long-term investments on February 28, 1998, to 55.1% on February 28, 1999. At the same time, the state's bond issuance increased by approximately 50%. However, due to the strong demand for the state's bonds, yields remained significantly lower than national levels. We found value in the following issues: University of Virginia Revenue 5%; Henrico County Water and Sewer Revenue 5%; Bedford County IDA, IDR, Nekoosa Packaging Corp. 5.60%; Goochland County IDA, IDR, Nekoosa Packaging Corp. Project Refunding 5.65%; and Winchester IDA Educational Facilities Revenue, First Mortgage, Shenandoah University Project 5.25%. As of February 28, 1999, one of the fund's biggest sector allocation changes from one year earlier was a decrease from 16.2% to 11.7% of total long-term investments in housing bonds.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.

PORTFOLIO BREAKDOWN
FRANKLIN VIRGINIA
TAX-FREE INCOME FUND
2/28/99

                                % OF TOTAL
                                 LONG-TERM
SECTOR                         INVESTMENTS
------------------------------------------
Utilities                          22.4%

Prerefunded                        15.3%

Hospitals                          13.9%

Industrial                         12.5%

Housing                            11.7%

Transportation                      9.0%

Education                           5.9%

Other Revenue                       4.4%

Health Care                         2.3%

Certificates of Participation       1.7%

General Obligation                  0.8%

Sales Tax Revenue                   0.1%

In spite of the appetite for Virginia municipal bonds, credit spreads, or the yield paid to investors for project risk, widened towards the close of the year under review. Franklin Virginia Tax-Free Income Fund was able, on occasion, to purchase some attractively yielding, lower-rated bonds.

Looking forward, we expect that Governor Gilmore's failure to include any new bonding authority in his 1999 budget and the state's positive financial outlook may mean a smaller volume of Virginia debt issuance in the future, thereby increasing the value of our existing holdings.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
FRANKLIN VIRGINIA TAX-FREE INCOME FUND
3/1/98 - 2/28/99

                                                            DIVIDEND PER SHARE
                                                       ---------------------------
MONTH                                                   CLASS A           CLASS C
----------------------------------------------------------------------------------
March                                                  5.1 cents        4.55 cents

April                                                  5.1 cents        4.56 cents

May                                                    5.1 cents        4.56 cents

June                                                   5.1 cents        4.56 cents

July                                                   5.1 cents        4.54 cents

August                                                 5.1 cents        4.54 cents

September                                              5.0 cents        4.44 cents

October                                                5.0 cents        4.43 cents

November                                               5.0 cents        4.43 cents

December                                               4.9 cents        4.33 cents

January                                                4.9 cents        4.33 cents

February                                               4.9 cents        4.33 cents
----------------------------------------------------------------------------------
TOTAL                                                 60.3 cents       53.60 cents

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
---------------------------------------------------------------------------------
Net Asset Value                                $0.00            $11.88    $11.88

                                               DISTRIBUTIONS
                                               ----------------------------------
Dividend Income                                $0.6030

Long-Term Capital Gain                         $0.0262

      TOTAL                                    $0.6292


CLASS C                                        CHANGE           2/28/99   2/28/98
---------------------------------------------------------------------------------
Net Asset Value                                $0.00            $11.95    $11.95

                                               DISTRIBUTIONS
                                               ----------------------------------
Dividend Income                                $0.5360

Long-Term Capital Gain                         $0.0262

      TOTAL                                    $0.5622


PERFORMANCE

                                                                           INCEPTION
CLASS A                                         1-YEAR   5-YEAR   10-YEAR  (9/1/87)
------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +5.40%  +33.70%  +110.38%  +139.57%

Average Annual Total Return(2)                   +0.90%   +5.07%    +7.26%    +7.49%

Distribution Rate(3)                     4.69%

Taxable Equivalent Distribution Rate(4)  8.24%

30-Day Standardized Yield(5)             3.95%

Taxable Equivalent Yield(4)              6.94%

                                                                        INCEPTION
CLASS C                                          1-YEAR     3-YEAR       (5/1/95)
---------------------------------------------------------------------------------
Cumulative Total Return(1)                       +4.78%     +18.34%      +27.89%

Average Annual Total Return(2)                   +2.75%      +5.42%       +6.37%

Distribution Rate(3)                     4.27%

Taxable Equivalent Distribution Rate(4)  7.50%

30-Day Standardized Yield(5)             3.53%

Taxable Equivalent Yield(4)              6.20%

FRANKLIN VIRGINIA
TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3). Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4). Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Virginia state personal income tax bracket of 43.1%, based on the federal income tax rate of 39.6%.

(5). Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Virginia Tax-Free Income Fund paid distributions derived from long-term capital gains of 2.62 cents ($0.0262) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.                        55

FRANKLIN VIRGINIA
TAX-FREE INCOME FUND

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
---------------------------------
1-Year                     +0.90%

5-Year                     +5.07%

10-Year                    +7.26%

Since Inception (9/1/87)   +7.49%

AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
---------------------------------
1-Year                     +2.75%

3-Year                     +5.42%

Since Inception (5/1/95)   +6.37%

The following line graph compares the performance of the Franklin Virginia Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

------------------------------------------------------------------------------------------------------------
Date                       Franklin Virginia Tax-Free Income       Lehman Brothers           CPI
                                      Fund-Class A                  Municipal Bond
                                                                        Index
------------------------------------------------------------------------------------------------------------
         3/1/89                      $9,578                              $10,000                    $10,000
        3/31/89                      $9,562   -0.24%                     $9,976             0.58%   $10,058
        4/30/89                      $9,759    2.37%                     $10,212            0.65%   $10,123
        5/31/89                      $9,985    2.08%                     $10,425            0.57%   $10,181
        6/30/89                     $10,119    1.36%                     $10,567            0.24%   $10,206
        7/31/89                     $10,207    1.36%                     $10,710            0.24%   $10,230
        8/31/89                     $10,143   -0.98%                     $10,605            0.16%   $10,246
        9/30/89                     $10,089   -0.30%                     $10,574            0.32%   $10,279
       10/31/89                     $10,188    1.22%                     $10,703            0.48%   $10,329
       11/30/89                     $10,335    1.75%                     $10,890            0.24%   $10,353
       12/31/89                     $10,425    0.82%                     $10,979            0.16%   $10,370
        1/31/90                     $10,370   -0.47%                     $10,928            1.03%   $10,477
        2/28/90                     $10,480    0.89%                     $11,025            0.47%   $10,526
        3/31/90                     $10,474    0.03%                     $11,028            0.55%   $10,584
        4/30/90                     $10,407   -0.72%                     $10,949            0.16%   $10,601
        5/31/90                     $10,640    2.18%                     $11,187            0.23%   $10,625
        6/30/90                     $10,733    0.88%                     $11,286            0.54%   $10,682
        7/31/90                     $10,908    1.48%                     $11,453            0.38%   $10,723
        8/31/90                     $10,637   -1.45%                     $11,287            0.92%   $10,822
        9/30/90                     $10,619    0.06%                     $11,294            0.84%   $10,913
       10/31/90                     $10,787    1.81%                     $11,498            0.60%   $10,978
       11/30/90                     $11,039    2.01%                     $11,729            0.22%   $11,002
       12/31/90                     $11,042    0.44%                     $11,781            0.00%   $11,002
        1/31/91                     $11,223    1.34%                     $11,939            0.60%   $11,068
        2/28/91                     $11,332    0.87%                     $12,042            0.15%   $11,085
        3/31/91                     $11,367    0.04%                     $12,047            0.15%   $11,102
        4/30/91                     $11,520    1.34%                     $12,209            0.15%   $11,118
        5/31/91                     $11,598    0.89%                     $12,317            0.30%   $11,152
        6/30/91                     $11,602   -0.10%                     $12,305            0.29%   $11,184
        7/31/91                     $11,779    1.22%                     $12,455            0.15%   $11,201
        8/31/91                     $11,891    1.32%                     $12,620            0.29%   $11,233
        9/30/91                     $12,070    1.30%                     $12,784            0.44%   $11,283
       10/31/91                     $12,140    0.90%                     $12,899            0.15%   $11,299
       11/30/91                     $12,188    0.28%                     $12,935            0.29%   $11,332
       12/31/91                     $12,426    2.15%                     $13,213            0.07%   $11,340
        1/31/92                     $12,444    0.23%                     $13,243            0.15%   $11,357
        2/29/92                     $12,451    0.03%                     $13,247            0.36%   $11,398
        3/31/92                     $12,469    0.04%                     $13,253            0.51%   $11,456
        4/30/92                     $12,578    0.89%                     $13,370            0.14%   $11,472
        5/31/92                     $12,722    1.18%                     $13,528            0.14%   $11,488
        6/30/92                     $12,902    1.68%                     $13,756            0.36%   $11,530
        7/31/92                     $13,349    3.00%                     $14,168            0.21%   $11,554
        8/31/92                     $13,217   -0.98%                     $14,029            0.28%   $11,586
        9/30/92                     $13,259    0.65%                     $14,121            0.28%   $11,619
       10/31/92                     $13,031   -0.98%                     $13,982            0.35%   $11,659
       11/30/92                     $13,322    1.79%                     $14,232            0.14%   $11,676
       12/31/92                     $13,519    1.02%                     $14,378           -0.07%   $11,667
        1/31/93                     $13,681    1.16%                     $14,544            0.49%   $11,725
        2/28/93                     $14,072    3.62%                     $15,071            0.35%   $11,766
        3/31/93                     $14,018   -1.06%                     $14,911            0.35%   $11,807
        4/30/93                     $14,122    1.01%                     $15,062            0.28%   $11,840
        5/31/93                     $14,202    0.56%                     $15,146            0.14%   $11,856
        6/30/93                     $14,454    1.67%                     $15,399            0.14%   $11,873
        7/31/93                     $14,461    0.13%                     $15,419            0.00%   $11,873
        8/31/93                     $14,728    2.08%                     $15,740            0.28%   $11,906
        9/30/93                     $14,896    1.14%                     $15,919            0.21%   $11,931
       10/31/93                     $14,978    0.19%                     $15,949            0.41%   $11,980
       11/30/93                     $14,948   -0.88%                     $15,809            0.07%   $11,989
       12/31/93                     $15,195    2.11%                     $16,143            0.00%   $11,989
        1/31/94                     $15,342    1.14%                     $16,327            0.27%   $12,021
        2/28/94                     $15,057   -2.59%                     $15,904            0.34%   $12,062
        3/31/94                     $14,541   -4.07%                     $15,257            0.34%   $12,103
        4/30/94                     $14,597    0.85%                     $15,386            0.14%   $12,120
        5/31/94                     $14,680    0.87%                     $15,520            0.07%   $12,128
        6/30/94                     $14,594   -0.61%                     $15,425            0.34%   $12,170
        7/31/94                     $14,833    1.83%                     $15,708            0.27%   $12,202
        8/31/94                     $14,904    0.35%                     $15,763            0.40%   $12,251
        9/30/94                     $14,725   -1.47%                     $15,531            0.27%   $12,284
       10/31/94                     $14,466   -1.78%                     $15,255            0.07%   $12,293
       11/30/94                     $14,142   -1.81%                     $14,978            0.13%   $12,309
       12/31/94                     $14,493    2.20%                     $15,308            0.00%   $12,309
        1/31/95                     $14,927    2.86%                     $15,746            0.40%   $12,358
        2/28/95                     $15,296    2.91%                     $16,204            0.40%   $12,408
        3/31/95                     $15,436    1.15%                     $16,390            0.33%   $12,448
        4/30/95                     $15,468    0.12%                     $16,410            0.33%   $12,490
        5/31/95                     $15,842    3.19%                     $16,933            0.20%   $12,515
        6/30/95                     $15,765   -0.87%                     $16,786            0.20%   $12,540
        7/31/95                     $15,894    0.95%                     $16,946            0.00%   $12,540
        8/31/95                     $16,053    1.27%                     $17,161            0.26%   $12,572
        9/30/95                     $16,141    0.63%                     $17,269            0.20%   $12,597
       10/31/95                     $16,343    1.45%                     $17,519            0.33%   $12,639
       11/30/95                     $16,573    1.66%                     $17,810           -0.07%   $12,630
       12/31/95                     $16,734    0.96%                     $17,981           -0.07%   $12,621
        1/31/96                     $16,810    0.76%                     $18,118            0.59%   $12,696
        2/29/96                     $16,730   -0.68%                     $17,995            0.32%   $12,736
        3/31/96                     $16,579   -1.28%                     $17,764            0.52%   $12,803
        4/30/96                     $16,585   -0.28%                     $17,714            0.39%   $12,852
        5/31/96                     $16,604   -0.04%                     $17,707            0.19%   $12,877
        6/30/96                     $16,770    1.09%                     $17,900            0.06%   $12,885
        7/31/96                     $16,878    0.91%                     $18,063            0.19%   $12,909
        8/31/96                     $16,883   -0.02%                     $18,060            0.19%   $12,934
        9/30/96                     $17,095    1.40%                     $18,313            0.32%   $12,975
       10/31/96                     $17,234    1.13%                     $18,519            0.32%   $13,017
       11/30/96                     $17,477    1.83%                     $18,858            0.19%   $13,041
       12/31/96                     $17,429   -0.42%                     $18,779            0.00%   $13,041
        1/31/97                     $17,450    0.19%                     $18,815            0.32%   $13,083
        2/28/97                     $17,591    0.92%                     $18,988            0.31%   $13,124
        3/31/97                     $17,416   -1.33%                     $18,735            0.25%   $13,156
        4/30/97                     $17,559    0.84%                     $18,893            0.12%   $13,172
        5/31/97                     $17,778    1.51%                     $19,178           -0.06%   $13,164
        6/30/97                     $17,926    1.07%                     $19,383            0.12%   $13,180
        7/31/97                     $18,348    2.77%                     $19,920            0.12%   $13,196
        8/31/97                     $18,200   -0.94%                     $19,733            0.19%   $13,221
        9/30/97                     $18,405    1.19%                     $19,968            0.25%   $13,254
       10/31/97                     $18,518    0.64%                     $20,096            0.25%   $13,287
       11/30/97                     $18,663    0.59%                     $20,214           -0.06%   $13,279
       12/31/97                     $18,912    1.46%                     $20,509           -0.12%   $13,263
        1/31/98                     $19,075    1.03%                     $20,720            0.19%   $13,288
        2/28/98                     $19,094    0.03%                     $20,727            0.19%   $13,314
        3/31/98                     $19,127    0.09%                     $20,745            0.19%   $13,339
        4/30/98                     $19,048   -0.45%                     $20,652            0.18%   $13,363
        5/31/98                     $19,342    1.58%                     $20,978            0.18%   $13,387
        6/30/98                     $19,437    0.39%                     $21,060            0.12%   $13,403
        7/31/98                     $19,488    0.25%                     $21,113            0.12%   $13,419
        8/31/98                     $19,737    1.55%                     $21,440            0.12%   $13,435
        9/30/98                     $19,952    1.25%                     $21,708            0.12%   $13,451
       10/31/98                     $19,902    0.00%                     $21,708            0.24%   $13,484
       11/30/98                     $19,969    0.35%                     $21,784            0.00%   $13,484
       12/31/98                     $20,015    0.25%                     $21,838           -0.06%   $13,476
        1/31/99    0.92%            $20,199    1.19%                     $22,098            0.24%   $13,508
        2/28/99   -0.35%            $20,149   -0.44%                     $22,001            0.12%   $13,524

Total Return                                   101.49%                         120.01%             35.24%
-------------------------------------------------------------------------------------------------------------

The following line graph compares the performance of the Franklin Virginia Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

-----------------------------------------------------------------------------------------------------------
Date                   Franklin Virginia Tax-Free Income      Lehman Brothers Municipal      CPI
                                   Fund-Class C                       Bond Index
-----------------------------------------------------------------------------------------------------------
         5/1/95                      $9,904                              $10,000                   $10,000
        5/31/95                     $10,162   3.19%                      $10,319            0.20%  $10,020
        6/30/95                     $10,117  -0.87%                      $10,229            0.20%  $10,040
        7/31/95                     $10,185   0.95%                      $10,326            0.00%  $10,040
        8/31/95                     $10,290   1.27%                      $10,458            0.26%  $10,066
        9/29/95                     $10,341   0.63%                      $10,523            0.20%  $10,086
       10/31/95                     $10,464   1.45%                      $10,676            0.33%  $10,120
       11/30/95                     $10,606   1.66%                      $10,853           -0.07%  $10,112
       12/29/95                     $10,703   0.96%                      $10,957           -0.07%  $10,105
        1/31/96                     $10,746   0.76%                      $11,041            0.59%  $10,165
        2/29/96                     $10,690  -0.68%                      $10,966            0.32%  $10,198
        3/29/96                     $10,599  -1.28%                      $10,825            0.52%  $10,251
        4/30/96                     $10,588  -0.28%                      $10,795            0.39%  $10,291
        5/31/96                     $10,595  -0.04%                      $10,791            0.19%  $10,310
        6/28/96                     $10,695   1.09%                      $10,908            0.06%  $10,316
        7/31/96                     $10,768   0.91%                      $11,008            0.19%  $10,336
        8/30/96                     $10,757  -0.02%                      $11,005            0.19%  $10,356
        9/30/96                     $10,895   1.40%                      $11,159            0.32%  $10,389
       10/31/96                     $10,978   1.13%                      $11,286            0.32%  $10,422
       11/29/96                     $11,127   1.83%                      $11,492            0.19%  $10,442
       12/31/96                     $11,091  -0.42%                      $11,444            0.00%  $10,442
        1/31/97                     $11,099   0.19%                      $11,466            0.32%  $10,475
        2/28/97                     $11,183   0.92%                      $11,571            0.31%  $10,508
        3/31/97                     $11,076  -1.33%                      $11,417            0.25%  $10,534
        4/30/97                     $11,162   0.84%                      $11,513            0.12%  $10,547
        5/31/97                     $11,296   1.51%                      $11,687           -0.06%  $10,540
        6/30/97                     $11,374   1.07%                      $11,812            0.12%  $10,553
        7/31/97                     $11,645   2.77%                      $12,139            0.12%  $10,565
        8/31/97                     $11,546  -0.94%                      $12,025            0.19%  $10,586
        9/30/97                     $11,660   1.19%                      $12,168            0.25%  $10,612
       10/31/97                     $11,736   0.64%                      $12,246            0.25%  $10,639
       11/30/97                     $11,821   0.59%                      $12,318           -0.06%  $10,632
       12/31/97                     $11,972   1.46%                      $12,498           -0.12%  $10,619
        1/31/98                     $12,069   1.03%                      $12,627            0.19%  $10,640
        2/28/98                     $12,075   0.03%                      $12,631            0.19%  $10,660
        3/31/98                     $12,091   0.09%                      $12,642            0.19%  $10,680
        4/30/98                     $12,036  -0.45%                      $12,585            0.18%  $10,699
        5/31/98                     $12,225   1.58%                      $12,784            0.18%  $10,719
        6/30/98                     $12,279   0.39%                      $12,834            0.12%  $10,731
        7/31/98                     $12,295   0.25%                      $12,866            0.12%  $10,744
        8/31/98                     $12,445   1.55%                      $13,065            0.12%  $10,757
        9/30/98                     $12,585   1.25%                      $13,229            0.12%  $10,770
       10/31/98                     $12,548   0.00%                      $13,229            0.24%  $10,796
       11/30/98                     $12,583   0.35%                      $13,275            0.00%  $10,796
       12/31/98                     $12,606   0.25%                      $13,308           -0.06%  $10,789
        1/31/99    0.86%            $12,714   1.19%                      $13,466            0.24%  $10,815
        2/28/99   -0.48%            $12,666  -0.44%                      $13,407            0.12%  $10,828
Total Return                           26.66%                                   34.07%              8.28%
----------------------------------------------------------------------------------------------------------












*Source: Standard and Poor's Micropal.


56               Past performance is not predictive of future results.

MUNICIPAL BOND RATINGS

MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

CA: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                                          YEAR ENDED FEBRUARY 28,
                                                ------------------------------------------------------------------------------
CLASS A                                                1999            1998            1997            1996***           1995
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........  $     11.98     $     11.73     $     11.73     $     11.31       $     11.80
                                                ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income .......................          .62             .64             .65             .66               .66
 Net realized and unrealized gains (losses) ..         (.25)            .36             .01             .42              (.50)
                                                ------------------------------------------------------------------------------
Total from investment operations .............          .37            1.00             .66            1.08               .16
                                                ------------------------------------------------------------------------------
Less distributions from:
 Net investment income .......................         (.62)(1)        (.65)           (.66)           (.66)             (.65)
 Net realized gains ..........................         (.05)           (.10)           --              --                --
                                                ------------------------------------------------------------------------------
Total distributions ..........................         (.67)           (.75)           (.66)           (.66)             (.65)
                                                ------------------------------------------------------------------------------
Net asset value, end of year .................  $     11.68     $     11.98     $     11.73     $     11.73       $     11.31
                                                ==============================================================================
Total return* ................................         3.21%           8.79%           5.84%           9.74%             1.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............  $   238,670     $   216,982     $   193,466     $   185,981       $   170,051
Ratios to average net assets:
 Expenses ....................................          .71%            .72%            .71%            .72%              .72%
 Net investment income .......................         5.23%           5.39%           5.62%           5.69%             5.88%
Portfolio turnover rate ......................         8.67%          10.44%          15.47%          12.39%            19.85%

CLASS C
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........   $    12.04      $    11.78      $    11.77      $    11.36
                                                 ----------------------------------------------------------
Income from investment operations:
 Net investment income .......................          .56             .58             .59             .49
 Net realized and unrealized gains (losses) ..         (.25)            .36             .01             .41
                                                 ----------------------------------------------------------
Total from investment operations .............          .31             .94             .60             .90
                                                 ----------------------------------------------------------
Less distributions from:
 Net investment income .......................         (.56)(1)        (.58)           (.59)           (.49)
 Net realized gains ..........................         (.05)           (.10)           --              --
                                                 ----------------------------------------------------------
Total distributions ..........................         (.61)           (.68)           (.59)           (.49)
                                                 ----------------------------------------------------------
Net asset value, end of year .................   $    11.74      $    12.04      $    11.78      $    11.77
                                                 ==========================================================
Total return* ................................         2.62%           8.23%           5.28%           8.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............   $   14,895      $    9,469      $    5,683      $    1,662
Ratios to average net assets:
 Expenses ....................................         1.27%           1.29%           1.28%           1.29%**
 Net investment income .......................         4.67%           4.80%           5.05%           5.09%**
Portfolio turnover rate ......................         8.67%          10.44%          15.47%          12.39%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

** Annualized

*** For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.

(1) Includes distributions in excess of net investment income in the amount of $.006 and $.004 for Class A and C, respectively.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                    PRINCIPAL
 FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.0%
 BONDS 97.3%
 Alabama Building Renovation Financing Authority Revenue, 7.45%, 9/01/11 .....................   $  1,500,000   $  1,607,400
 Alabama HFA, SFMR,
    GNMA Secured, Series A, 7.50%, 10/01/10 ..................................................        490,000        511,536
    GNMA Secured, Series A, 8.00%, 10/01/20 ..................................................        110,000        112,237
    Series A-1, 6.50%, 4/01/17 ...............................................................      3,440,000      3,619,121
    Series A-2, 6.80%, 4/01/25 ...............................................................      1,215,000      1,293,064
    Series C, 7.45%, 10/01/21 ................................................................        285,000        293,080
    Series C-2, 7.75%, 4/01/22 ...............................................................        775,000        806,961
    Series D-2, GNMA Secured, 5.75%, 10/01/23 ................................................      2,000,000      2,062,260
 Alabama State Docks Department Dock Facilities Revenue, MBIA Insured, 6.30%, 10/01/21 .......      4,500,000      4,999,365
 Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., 6.45%, 12/01/23 .......      2,000,000      2,139,440
 Alabama Water Pollution Control Authority Revolving Fund Loan, Series B, Pre-Refunded,
   7.75%, 8/15/12 ............................................................................      3,010,000      3,200,985
 Alabaster Water and Gas Board Revenue, AMBAC Insured, 6.35%, 9/01/14 ........................      2,215,000      2,475,949
 Alexander City Utility Revenue, wts., Refunding, FSA Insured, 6.20%, 8/15/10 ................      2,000,000      2,194,860
 Anniston Regional Medical Center Board, Series A, AMBAC Insured, 5.25%, 6/01/18 .............      2,545,000      2,594,628
 Athens Electric Revenue, wts., MBIA Insured, 6.00%, 6/01/25 .................................      1,000,000      1,091,350
 Athens Water and Sewer Revenue, wts., AMBAC Insured, 6.10%, 8/01/18 .........................      1,500,000      1,609,710
 Auburn Governmental Utility Services Corp. Wastewater Treatment Revenue,
   Merscot-Auburn LP Project, FGIC Insured, 7.30%, 1/01/12 ...................................      1,390,000      1,450,813
 Auburn University General Fee Revenue, Refunding, 7.00%, 6/01/11 ............................      2,000,000      2,163,560
 Baldwin County Eastern Shore Health Care Authority Hospital Revenue, 5.75%, 4/01/27 .........      1,000,000      1,015,510
 Bessemer Medical Clinic Board Revenue, Bessemer Carraway Center, Refunding, Series A,
   MBIA Insured, 7.25%, 4/01/15 ..............................................................      1,000,000      1,052,310
 Birmingham Airport Authority Revenue, Series A, AMBAC Insured, 7.375%, 7/01/10 ..............        500,000        526,625
 Birmingham Baptist Medical Center Special Care Facilities Financing Authority Revenue,
   Baptist Health System Inc., Refunding, MBIA Insured,
    5.875%, 11/15/19 .........................................................................      3,500,000      3,534,440
    7.00%, 1/01/21 ...........................................................................      1,870,000      1,981,396
    5.875%, 11/15/26 .........................................................................      2,000,000      2,013,760
 Birmingham GO, Refunding, Series B, 6.25%, 4/01/16 ..........................................      1,000,000      1,085,560
 Birmingham Southern College Private Educational Building Authority Tuition, Refunding,
   5.35%, 12/01/19 ...........................................................................      1,000,000      1,002,170
 Birmingham Special Care Facilities Financing Authority Revenue,
    Health Care, Medical Center East, MBIA Insured, 7.00%, 7/01/12 ...........................      1,200,000      1,297,980
    Medical Center East, Refunding, MBIA Insured, 7.25%, 7/01/15 .............................      2,000,000      2,021,560
 Birmingham-Jefferson Civic Center Authority, Special Tax, Capital Outlay,
    7.40%, 1/01/08 ...........................................................................        285,000        294,043
    7.25%, 1/01/12 ...........................................................................        640,000        646,522
 Camden IDB, PCR, Facilities Revenue, MacMillian Bloedel Project, Refunding, Series A,
   7.75%, 5/01/09 ............................................................................      3,250,000      3,458,943
 Citronelle IDB, PCR, Stauffer Chemical Project, Series1982, 8.00%, 12/01/12 .................        500,000        530,195
 Coffee County PBA, Building Revenue, wts., FSA Insured, 6.10%, 9/01/16 ......................      1,000,000      1,105,040
 Colbert County Health Care Authority, Helen Keller Hospital, Refunding, 8.75%, 6/01/09 ......      1,750,000      1,876,263
 Columbia IDB, PCR, Alabama Power Co. Project, Refunding, AMBAC Insured, 6.50%, 9/01/23 ......      5,000,000      5,161,650
 Courtland IDB,
    Environmental Improvement Revenue, Champion International Corp. Project, Refunding,
      6.40%, 11/01/26 ........................................................................      2,000,000      2,145,720
    Solid Waste Disposal Revenue, Champion International Corp. Project, 7.75%, 1/01/20 .......        505,000        527,579
    Solid Waste Disposal Revenue, Champion International Corp. Project, Series A,
      6.50%, 9/01/25 .........................................................................      5,000,000      5,362,950
 Courtland IDBR, Champion International Corp., Refunding, Series A, 7.20%, 12/01/13 ..........      4,000,000      4,378,920
 Demopolis HDC, MFHR, Refunding, Series A, FSA Insured, 7.625%, 8/01/19 ......................      1,400,000      1,452,122
 East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
   Series A, MBIA Insured, 5.25%, 9/01/28 ....................................................      5,500,000      5,559,510
 Fairfield GO, wts., AMBAC Insured, Pre-Refunded, 6.30%, 6/01/22 .............................      3,000,000      3,241,410
 Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project, Refunding,
    5.45%, 9/01/14 ...........................................................................      2,000,000      2,021,420
    Series A, 6.70%, 12/01/24 ................................................................      3,500,000      3,793,090
 Florence GO, wts., Series A, 5.00%, 12/01/18 ................................................      1,000,000        997,440
 Gadsden HDC, MFR, Refunding, Series A, 7.00%, 1/01/22 .......................................      1,565,000      1,609,743
 Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 ...................................      1,000,000      1,089,490
 Gulf Shores GO, Refunding, wts., AMBAC Insured, 6.00%, 9/01/21 ..............................      1,935,000      2,112,652
 Helena Utilities Board Water and Sewer Revenue, MBIA Insured, 5.75%, 9/01/25 ................      6,000,000      6,449,520
 Houston County Health Care Authority Revenue, Southeast Medical Center, MBIA Insured,
   6.125%, 10/01/12 ..........................................................................      2,070,000      2,211,567

FRANKLIN TAX-FREE TRUST

                                                                                                    PRINCIPAL
 FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

Huntsville Solid Waste Disposal Authority and Resource Recovery Revenue, FGIC Insured,
   7.00%, 10/01/14 ............................................................................   $   230,000   $   244,796
Jackson IDBR, Solid Waste, Boise Cascade, Refunding, 5.70%, 12/01/27 ..........................     4,150,000     4,063,431
Jasper County Waterworks and Sewer Board Water and Sewer Revenue, AMBAC Insured, 6.15%, 6/01/14     1,000,000     1,105,440
Jefferson County Sewer Revenue, wts.,
   ETM, 7.50%, 9/01/13 ........................................................................       200,000       205,782
   Refunding, Series A, FGIC Insured, 5.375%, 2/01/27 .........................................     4,675,000     4,769,809
   Series D, FGIC Insured, 5.75%, 2/01/27 .....................................................     6,000,000     6,474,120
LCM Housing Assistance Corp. Project MFR, Section 8 Assisted Project, Refunding, Series A,
   7.875%, 1/01/22 ............................................................................     1,255,000     1,290,667
Lee County GO, wts., AMBAC Insured, 5.50%, 2/01/21 ............................................     2,250,000     2,309,175
Macon County Limited Obligation Revenue, School wts., AMBAC Insured, 5.10%, 2/01/24 ...........     3,000,000     2,999,850
Madison GO,
   School wts., MBIA Insured, Pre-Refunded, 6.25%, 2/01/14 ....................................     2,290,000     2,532,534
   wts., MBIA Insured, 6.00%, 4/01/23 .........................................................     2,000,000     2,175,020
   wts., Series B, MBIA Insured, 6.25%, 2/01/15 ...............................................     1,560,000     1,719,370
Marshall County Health Care Authority Hospital Revenue,
   Boaz-Albertville Medical Center, Refunding, 6.50%, 1/01/18 .................................    10,810,000    11,460,978
   Guntersville-Arab Medical Center, Refunding, 7.60%, 10/01/07 ...............................     2,530,000     2,793,221
Mcintosh IDB, Environmental Improvement Revenue, CIBA Specialty, Refunding, Series C, 5.375%,
   6/01/28 ....................................................................................     3,000,000     3,033,840
Mobile Airport Authority Revenue, Mae Project, 7.375%, 11/01/12 ...............................     1,000,000     1,065,340
Mobile Commission of Water and Sewer Revenue, Refunding, 6.50%, 1/01/09 .......................     1,500,000     1,618,485
Mobile Housing Assistance Corp. MFHR, Refunding, Series A, FSA Insured, 7.625%, 2/01/21 .......     1,340,000     1,382,384
Mobile IDB, Solid Waste Disposal Revenue, Mobile Energy Service Co. Project, Refunding, 6.95%,
   1/01/20 ....................................................................................     8,000,000     4,240,000
Montgomery Baptist Medical Center Special Care Facilities Financing Authority Revenue, Baptist
   Health, Series B, MBIA Insured,  5.00%, 11/15/29 ...........................................     4,500,000     4,348,980
Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and Clinic,
   Refunding, AMBAC Insured, 6.00%, 3/01/26 ...................................................     6,000,000     6,543,360
Morgan County Decatur Health Care Authority Hospital Revenue, Decatur General Hospital
   Refunding, Connie Lee Insured,  6.375%, 3/01/24 ............................................     5,750,000     6,270,893
Moulton Waterworks Board Water Revenue, Series A, 6.30%, 1/01/18 ..............................     1,500,000     1,540,965
Muscle Shoals GO, Refunding, wts., MBIA Insured,
   5.80%, 8/01/16 .............................................................................     1,725,000     1,867,209
   5.90%, 8/01/25 .............................................................................     7,000,000     7,583,380
Northeast Alabama Water, Sewer and Fire Protection District Revenue, AMBAC Insured, 6.375%
   5/01/22 ....................................................................................     2,000,000     2,203,220
Oneonta Utilities Board Utility Revenue,
   FSA Insured, 6.90%, 11/01/24 ...............................................................       230,000       261,618
   MBIA Insured, 5.50%, 11/01/23 ..............................................................     3,820,000     3,964,663
   Pre-Refunded, 6.90%, 11/01/24 ..............................................................     4,000,000     4,679,480
Perdido Bay Water Sewer and Fire Protection District Water Revenue, Refunding, FSA Insured,
   5.375%, 11/01/22 ...........................................................................     1,085,000     1,112,451
Phenix County IDB, Environmental Improvement Revenue, Mead Coated Board Project, Refunding,
   Series A, 5.30%, 4/01/27 ...................................................................     8,300,000     8,063,533
Piedmont IDBR, Springs Industrial Project, 8.25%, 9/01/10 .....................................       780,000       835,357
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Refunding, Series R, 7.15%, 7/01/00 ........................................................       600,000       628,770
   sub., Puerto Rico State Infrastructure Bank, 5.00%, 7/01/28 ................................     2,500,000     2,436,025
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
   7.90%, 7/01/07 .............................................................................         5,000         5,167
Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation, Refunding,
   7.875%, 10/01/04 ...........................................................................       300,000       312,654
Puerto Rico Electric Power Authority Revenue,
   Refunding, Series N, 7.00%, 7/01/07 ........................................................       355,000       364,961
   Series DD, 5.00%, 7/01/28 ..................................................................     5,000,000     4,872,050
Puerto Rico Industrial Medical and Environmental PCFA, Revenue, Upjohn Co. Project,
   7.50%, 12/01/23 ............................................................................       200,000       206,686
Puerto Rico PBA Revenue, Government Facilities, Series B, 5.25%, 7/01/21 ......................     1,850,000     1,873,403
Puerto Rico Public Finance Corp. Commonwealth Appropriation, Series A, 5.00%, 6/01/26 .........     4,000,000     3,900,880
Russellville GO, wts., Refunding, MBIA Insured, 5.75%, 12/01/26 ...............................     2,500,000     2,668,875
Tuscaloosa County Board Education Capital Outlay, wts., Series A, AMBAC Insured, 5.50%, 2/01/27     2,375,000     2,479,928
   Tuscaloosa, wts., AMBAC Insured, 6.75%, 7/01/20 ............................................     4,925,000     5,200,800
Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital, Series
   A, 5.65%, 11/01/22 .........................................................................     3,465,000     3,470,198

FRANKLIN TAX-FREE TRUST

                                                                                                    PRINCIPAL
 FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
   10/01/13 ...................................................................................   $  1,700,000   $  1,742,381
   10/01/22 ...................................................................................      2,300,000      2,307,705
Wilsonville IDB, PCR, Southern Electric Generating System, Refunding, Series C, MBIA Insured,
   6.75%, 2/01/15 .............................................................................      3,500,000      3,734,115
                                                                                                                 ------------
TOTAL BONDS (COST $237,063,875) ...............................................................                   246,747,368
                                                                                                                 ------------
ZERO COUPON BONDS .7%
Alexander City Capital Appreciation, wts., Insured,
   5/01/23 ....................................................................................      1,790,000        487,650
   5/01/24 ....................................................................................      1,790,000        461,444
   5/01/25 ....................................................................................      1,790,000        432,679
   5/01/26 ....................................................................................      1,790,000        409,224
                                                                                                                 ------------
TOTAL ZERO COUPON BONDS (COST $1,727,618) .....................................................                     1,790,997
                                                                                                                 ------------
TOTAL LONG TERM INVESTMENTS (COST $238,791,493) ...............................................                   248,538,365
                                                                                                                 ------------
(a) SHORT TERM INVESTMENTS .3%
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
   Weekly VRDN and Put, 2.60%, 7/01/28 (COST $800,000) ........................................        800,000        800,000
                                                                                                                 ------------
TOTAL INVESTMENTS (COST $239,591,493) 98.3% ...................................................                   249,338,365
OTHER ASSETS, LESS LIABILITIES 1.7% ...........................................................                     4,227,106
                                                                                                                 ------------
NET ASSETS 100.0% .............................................................................                  $253,565,471
                                                                                                                 ============


 See glossary of terms on page 107.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


62             See notes to financial statements.

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                                                YEAR ENDED FEBRUARY 28,
                                               -----------------------------------------------------------------------------------
CLASS A                                                 1999             1998             1997             1996***            1995
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........  $       11.87    $       11.59    $       11.69    $       11.35      $       11.77
                                               -----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................            .62              .64              .67              .69                .69
 Net realized and unrealized gains (losses) .            .05              .30             (.08)             .34               (.44)
                                               -----------------------------------------------------------------------------------
Total from investment operations ............            .67              .94              .59             1.03                .25
                                               -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.62)(1)         (.65)            (.69)            (.69)              (.67)
 Net realized gains .........................           (.01)            (.01)            --               --                 --
                                               -----------------------------------------------------------------------------------
Total distributions .........................           (.63)            (.66)            (.69)            (.69)              (.67)
                                               -----------------------------------------------------------------------------------
Net asset value, end of year ................  $       11.91    $       11.87    $       11.59    $       11.69      $       11.35
                                               ===================================================================================

Total return* ...............................           5.75%            8.37%            5.20%            9.28%              2.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............  $   1,785,720    $   1,650,068    $   1,458,087    $   1,353,541      $   1,265,018
Ratios to average net assets:
 Expenses ...................................            .61%             .61%             .60%             .60%               .59%
 Net investment income ......................           5.19%            5.45%            5.78%            5.93%              6.15%
Portfolio turnover rate .....................           7.66%            5.60%           12.00%           11.78%             14.34%

CLASS C
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........  $    11.96    $    11.67    $    11.76    $    11.37
Income from investment operations:
 Net investment income ......................         .55           .60           .60           .52
 Net realized and unrealized gains (losses) .         .06           .29          (.07)          .38
                                               ----------------------------------------------------
Total from investment operations ............         .61           .89           .53           .90
                                               ----------------------------------------------------
Less distributions from:
 Net investment income ......................        (.55)(1)      (.59)         (.62)         (.51)
 Net realized gains .........................        (.01)         (.01)         --            --
                                               ----------------------------------------------------
Total distributions .........................        (.56)         (.60)         (.62)         (.51)
                                               ----------------------------------------------------
Net asset value, end of year ................  $    12.01    $    11.96    $    11.67    $    11.76
                                               ====================================================
Total return* ...............................        5.21%         7.80%         4.65%         8.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............  $   82,596    $   56,027    $   23,556    $    7,644
Ratios to average net assets:
 Expenses ...................................        1.17%         1.17%         1.17%         1.18%**
 Net investment income ......................        4.63%         4.88%         5.17%         5.33%**
Portfolio turnover rate .....................        7.66%         5.60%        12.00%        11.78%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

** Annualized

*** For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.

(1) Includes distributions in excess of net investment income in the amount of $.0005 and $.0004 for Class A and C, respectively.



                     See notes to financial statements.                      63

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                   PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                               AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.1%
BONDS 93.6%
Alachua County Health Facilities Authority Revenue,
   Santa Fe Health Care Facilities Project, Pre-Refunded, 7.60%, 11/15/13 ....................... $ 6,705,000  $7,304,226
   Shands Teaching Hospital, Series A, MBIA Insured, 5.80%, 12/01/26 ............................  12,000,000  12,990,600
Alachua County Public Improvement Revenue, Refunding, FSA Insured, 5.375%, 8/01/17 ..............   5,755,000   5,958,842
Atlantic Beach Utilities Systems Revenue, MBIA Insured, 5.50%, 10/01/25 .........................   2,000,000   2,086,120
Bay County Hospital System Revenue, Bay Medical Center Project, Pre-Refunded, 8.00%, 10/01/12 ...  11,205,000  13,731,615
Bay County Resource Recovery Revenue,
   Series A, MBIA Insured, Pre-Refunded, 6.60%, 7/01/11 .........................................   3,710,000   4,121,773
   Series B, MBIA Insured, Pre-Refunded, 6.60%, 7/01/12 .........................................  18,150,000  20,164,469
Bay County School Board COP, AMBAC Insured, 5.00%, 7/01/23 ......................................   4,585,000   4,521,177
Bay County Water System Revenue, Refunding, AMBAC Insured,
   6.50%, 9/01/07 ...............................................................................     525,000     579,821
   6.60%, 9/01/11 ...............................................................................     675,000     744,161
Bay Medical Center Hospital Revenue, Bay Medical Center Project, Refunding, AMBAC Insured, 5.60%,
   10/01/19 .....................................................................................  13,130,000  13,815,123
Boynton Beach Public Service Tax Revenue, MBIA Insured, Pre-Refunded, 7.50%, 11/01/10 ...........   4,000,000   4,273,760
Brevard County Health Facilities Authority Revenue, Wuesthoff Memorial Hospital, Series B,
   Pre-Refunded, 7.20%, 4/01/13 .................................................................   5,000,000   5,609,400
Brevard County HFA, SFMR, Refunding, Series B, FSA Insured, 7.00%, 3/01/13 ......................     985,000   1,039,746
Brevard County School Board COP, Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 .............   4,415,000   4,822,549
Broward County Educational Facilities Authority Revenue, Nova Southeastern University Project,
   Refunding, Connie Lee Insured, 6.125%, 4/01/17 ...............................................   2,250,000   2,466,293
Broward County HFA,
   MFHR, Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 ...............................   2,000,000   2,023,440
   MFHR, Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 ................................   5,895,000   5,963,913
(b)MFHR, Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 ................................   1,000,000     999,950
(b)MFHR, Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 .................................   2,000,000   1,999,900
   SFMR, Refunding, Series B, 5.40%, 4/01/29 ....................................................   4,000,000   4,033,840
Broward County HFAR,
   Nursing Home, Refunding, 7.40%, 8/15/10 ......................................................   2,080,000   2,215,637
   Nursing Home, Refunding, 7.50%, 8/15/20 ......................................................   1,475,000   1,600,818
   Series B, GNMA Secured, 7.55%, 3/01/15 .......................................................   3,040,000   3,153,514
   Series C, GNMA Secured, 8.00%, 3/01/21 .......................................................     905,000     938,983
   Series D, GNMA Secured, 6.90%, 6/01/09 .......................................................     260,000     275,041
   Series D, GNMA Secured, 7.375%, 6/01/21 ......................................................     670,000     710,066
Broward County Professional Sports Facilities Tax Revenue, Civic Arena Project, Series A,
   MBIA Insured,
   5.75%, 9/01/21 ...............................................................................   5,000,000   5,328,150
   5.625%, 9/01/28 ..............................................................................  13,745,000  14,401,461
Broward County Resource Recovery Revenue,
   Broward Waste Energy Co., LP, North Project, Series 1984, 7.95%, 12/01/08 ....................   5,580,000   5,889,690
   SES Waste Energy Co., LP, South Project, 7.95%, 12/01/08 .....................................  10,140,000  10,702,770
Broward County School Board COP, Series C, AMBAC Insured, 5.375%, 7/01/17 .......................  10,000,000  10,339,700
Cape Canaveral Hospital District Revenue COP,
   AMBAC Insured, Pre-Refunded, 6.875%, 1/01/21 .................................................   1,500,000   1,621,125
   Refunding, 5.25%, 1/01/28 ....................................................................   3,500,000   3,393,600
Celebration CDD, Special Assessment,
   MBIA Insured, 6.00%, 5/01/10 .................................................................   5,500,000   6,001,765
   MBIA Insured, 6.10%, 5/01/16 .................................................................   4,000,000   4,352,240
   Series A, MBIA Insured, 5.50%, 5/01/18 .......................................................   2,000,000   2,101,520
Charlotte County Utilities Revenue, Refunding, Series A, FGIC Insured, 5.625%, 10/01/21 .........   3,000,000   3,152,850
Citrus County PCR, Florida Power Corp., Crystal River, Refunding,
   Series A, 6.625%, 1/01/27 ....................................................................  11,100,000  11,994,771
   Series B, 6.35%, 2/01/22 .....................................................................  20,400,000  22,106,256
Cityplace CDD Revenue, Capital Improvement, MBIA Insured, 5.00%, 5/01/22 ........................   8,500,000   8,441,775
Clay County HFAR, SFM,
   Multi County, GNMA Secured, 5.45%, 4/01/31 ...................................................   1,775,000   1,796,886
   Series A, GNMA Secured, 8.20%, 6/01/21 .......................................................   1,325,000   1,369,282
   Series A, GNMA Secured, 7.80%, 6/01/22 .......................................................   3,470,000   3,642,633
   Series A, GNMA Secured, 7.45%, 9/01/23 .......................................................   1,310,000   1,369,238

FRANKLIN TAX-FREE TRUST

                                                                                               PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                            AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A, FHA
Insured, 6.50%, 10/01/25 ...................................................................  $ 2,830,000  $ 2,989,952
Clewiston Water and Sewer Revenue, AMBAC Insured, Pre-Refunded, 7.65%, 10/01/10 ............    1,000,000    1,046,660
Cocoa Water and Sewer Improvement Revenue, FGIC Insured, Pre-Refunded, 5.875%, 10/01/22 ....    4,000,000    4,537,200
Collier County Water and Sewer District Revenue, Sewer Assessment, East and South Naples
   Project, MBIA Insured, 7.15%, 10/01/11 ..................................................       80,000       82,127
Coral Springs ID, Special Water and Sewer Project, 6.75%, 11/01/02 .........................    2,195,000    2,233,281
Dade County Aviation Revenue, Miami International Airport, Series B, FSA Insured, 5.125%,
   10/01/22 ................................................................................    4,750,000    4,701,693
Dade County Health Facilities Authority Hospital Revenue, Catholic Health and Rehabilitation
   Inc. Project, Refunding, 7.625%, 8/15/20 ................................................    7,475,000    7,893,675
Dade County HFA,
   MFMR, Hialeah Center, Series 5, GNMA Secured, Pre-Refunded, 7.875%, 12/01/32 ............    1,930,000    2,053,752
   SFMR, Refunding, Series D, FSA Insured, 6.95%, 12/15/12 .................................      545,000      576,332
   SFMR, Refunding, Series E, FNMA Insured, 7.00%, 3/01/24 .................................      300,000      314,298
   SFMR, Series A, GNMA Secured, 7.50%, 9/01/13 ............................................    2,105,000    2,163,266
   SFMR, Series A, GNMA Secured, 7.10%, 3/01/17 ............................................    1,480,000    1,551,721
   SFMR, Series B, GNMA Secured, 7.25%, 9/01/23 ............................................      250,000      261,870
Dade County IDA, Solid Waste Disposal Revenue, Florida Power and Light Co. Project, 7.15%,
   2/01/23 .................................................................................    5,695,000    6,057,772
Dade County School Board COP, Series B, AMBAC Insured, Pre-Refunded, 5.75%, 8/01/19 ........   14,610,000   16,394,173
Dade County School District GO, Pre-Refunded, 7.375%, 7/01/08 ..............................    5,960,000    6,163,951
Dade County Seaport Revenue, Refunding, Series 95, MBIA Insured, 5.75%, 10/01/15 ...........    4,100,000    4,450,017
Dade County Special Obligation, Courthouse Center Project, Pre-Refunded, 6.10%, 4/01/20 ....    5,000,000    5,669,050
Dade County Water and Sewer System Revenue, FGIC Insured,
   5.25%, 10/01/21 .........................................................................    5,000,000    5,101,500
   5.75%, 10/01/22 .........................................................................    8,245,000    8,850,018
   5.50%, 10/01/25 .........................................................................   35,325,000   36,718,218
   5.25%, 10/01/26 .........................................................................   12,000,000   12,213,960
Dovera CDD, Special Assessment Revenue,
   7.625%, 5/01/03 .........................................................................      220,000      233,713
   7.875%, 5/01/12 .........................................................................      715,000      760,388
Duval County HFA,
   MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.60%, 7/01/17 ..............    1,000,000    1,035,850
   MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.70%, 7/01/27 ..............    2,000,000    2,066,700
   SFMR, FNMA and GNMA Secured, 5.20%, 10/01/19 ............................................    3,000,000    2,970,330
   SFMR, GNMA Secured, 5.25%, 10/01/18 .....................................................    1,000,000    1,007,040
   SFMR, GNMA Secured, 5.30%, 4/01/31 ......................................................    1,800,000    1,811,232
   SFMR, Series 1988, GNMA Secured, 8.625%, 12/01/19 .......................................       35,000       36,357
   SFMR, Series A, GNMA Secured, 7.85%, 12/01/22 ...........................................    1,980,000    2,061,259
   SFMR, Series B, GNMA Secured, 7.70%, 11/01/11 ...........................................      400,000      411,936
   SFMR, Series C, GNMA Secured, FGIC Insured, 7.70%, 9/01/24 ..............................      875,000      922,443
Escambia County Health Facilities Authority Health Facility Revenue, Baptist Hospital and
   Baptist Manor, 5.125%, 10/01/19 .........................................................    8,750,000    8,559,163
   Pre-Refunded, 6.75%, 10/01/14 ...........................................................    3,415,000    3,835,113
   Refunding, 6.75%, 10/01/14 ..............................................................      935,000    1,038,841
Escambia County HFA, SFMR, Multi-County Program,
   MBIA Insured, GNMA Secured, 5.20%, 4/01/32 ..............................................    7,500,000    7,441,125
   Series C, FNMA and GNMA Secured, 5.80%, 10/01/19 ........................................    1,500,000    1,548,870
   Series C, FNMA and GNMA Secured, 7.40%, 10/01/23 ........................................    3,955,000    4,127,398
   Series C, FNMA and GNMA Secured, 5.875%, 10/01/28 .......................................    6,500,000    6,733,090
Escambia County Revenue, Series B, Sub Series 1, MBIA Insured, 7.20%, 1/01/15 ..............    2,210,000    2,276,897
Escambia County School Board COP, FSA Insured, 6.375%, 2/01/12 .............................    1,210,000    1,284,076
Escambia County Utilities Authority Sanitary System Revenue, FSA Insured, Pre-Refunded,
   6.00%, 1/01/23 ..........................................................................    2,500,000    2,751,500
First Florida Governmental Financing Commission Revenue, AMBAC Insured, 5.75%, 7/01/16 .....    3,700,000    4,000,403
Flagler County School Board COP, FSA Insured, 5.20%, 8/01/23 ...............................    3,500,000    3,539,130
Florida HFA,
   General Mortgage, Refunding, Series A, 6.40%, 6/01/24 ...................................    3,500,000    3,703,805
   Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17 .............................    4,965,000    5,224,868
   Homeownership Revenue, Series G-1, GNMA Secured, 7.80%, 9/01/10 .........................      560,000      586,012
   Homeownership Revenue, Series G-1, GNMA Secured, 8.30%, 6/01/20 .........................      215,000      221,594
   Homeownership Revenue, Series G-1, GNMA Secured, 7.90%, 3/01/22 .........................    2,905,000    3,051,732
   MF Housing, Citrus Meadows Apartments Project, Series Q, GNMA Secured, 7.65%, 6/20/31 ...    4,000,000    4,122,920

FRANKLIN TAX-FREE TRUST

                                                                                               PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                            AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Florida HFA, (cont.)
   MF Housing, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 .......................  $ 3,445,000  $ 3,584,936
   MFHR, Refunding, Series A, 6.95%, 10/01/21 .............................................    2,900,000    3,007,329
   Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ...........................    5,000,000    5,141,050
   Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 .........................    2,000,000    2,057,800
   Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37 .........................    1,300,000    1,395,407
   SFMR, Series A, 8.60%, 7/01/16 .........................................................      275,000      276,372
(b)Florida HFC Revenue, Homeowner Mortgage, Series 2, FSA Insured, 5.15%, 7/01/21 .........    6,035,000    6,002,833
Florida HFC Revenue, Housing, Grand Savannah Club Apartments, Series A, FSA Insured, 5.45%,
3/01/30 ...................................................................................    3,400,000    3,461,948
Florida State Board of Education Capital Outlay, Public Education,
   Refunding, Series A, 7.25%, 6/01/23 ....................................................    8,775,000    9,340,812
Series A, 5.25%, 6/01/22 ..................................................................    2,750,000    2,797,630
   Series A, Pre-Refunded, 5.875%, 6/01/16 ................................................    4,500,000    4,976,865
   Series B, 5.875%, 6/01/24 ..............................................................    8,990,000    9,785,255
   Series B, 5.875%, 6/01/25 ..............................................................    7,000,000    7,619,220
   Series F, FGIC Insured, 5.50%, 6/01/26 .................................................   10,000,000   10,354,100
Florida State Community Services Corp. Walton County Water and Sewer Revenue, South Walton
   County Regional  Utilities, 7.00%, 3/01/18 .............................................    2,550,000    2,816,016
Florida State Correctional Privatization Commission COP, Correctional Facility Bay Project,
   MBIA Insured, 6.00%, 8/01/15 ...........................................................    6,000,000    6,582,840
Florida State Department of Corrections COP,
Okeechobee Correctional Facility, AMBAC Insured, 6.25%, 3/01/15 ...........................    2,960,000    3,308,037
Florida State Department of General Services Division, Facilities Management Revenue,
   Facilities Pool, Refunding, Series B, AMBAC Insured, 5.70%, 9/01/20 ....................    7,000,000    7,361,130
Florida State Department of Transportation GO, Right of Way,
   Acquisition and Bridge, 5.375%, 7/01/26 ................................................    5,000,000    5,126,050
   Series A, 5.00%, 7/01/27 ...............................................................    2,045,000    2,025,573
Florida State Division Bond Finance Department General Services Revenues, Department of
Natural Resources Preservation 2000, AMBAC Insured, Pre-Refunded, 6.75%, 7/01/13 ..........    3,000,000    3,278,400
Florida State GO, Pre-Refunded, 7.375%, 7/01/19 ...........................................    3,715,000    3,842,127
Florida State Mid-Bay Bridge Authority Revenue,
   ETM, Series A, 6.875%, 10/01/22 ........................................................    6,000,000    7,441,380
   Exchangeable, 6.05%, 10/01/22 ..........................................................    7,000,000    7,356,790
   Exchangeable, Series A, 5.95%, 10/01/13 ................................................   13,505,000   14,173,227
   Exchangeable, Series D, 6.10%, 10/01/22 ................................................   11,100,000   11,712,942
   Series A, 8.00%, 10/01/06 ..............................................................    2,600,000    2,929,524
   Series A, 7.50%, 10/01/17 ..............................................................   14,250,000   15,882,908
Florida State Turnpike Authority Revenue, Department of Transportation, Series A,
   AMBAC Insured, Pre-Refunded, 7.125%, 7/01/18 ...........................................    8,780,000    9,667,834
   FGIC Insured, 5.50%, 7/01/21 ...........................................................   17,350,000   17,929,143
   FGIC Insured, 5.625%, 7/01/25 ..........................................................    7,000,000    7,295,610
   Pre-Refunded, 7.75%, 7/01/09 ...........................................................    2,375,000    2,459,146
Gainesville Utilities Systems Revenue,
   Series A, 5.20%, 10/01/26 ..............................................................    7,590,000    7,663,775
   Series B, 6.00%, 10/01/17 ..............................................................    3,500,000    3,683,365
Gateway Services District Revenue, Transportation Roadway Service Charges, 8.75%, 5/01/14 .    8,675,000    9,744,281
Gulf Breeze Revenue, Local Government Loan Program, FGIC Insured, 7.75%, 12/01/15 .........    2,000,000    2,094,640
Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured,
   5.30%, 12/20/18 ........................................................................    1,240,000    1,272,476
Highlands County Health Facilities Authority Revenue, Adventist Health Systems, 5.25%,
   11/15/20 ...............................................................................   11,000,000   10,789,680
   11/15/28 ...............................................................................    3,000,000    2,907,660
Hillsborough County Aviation Authority Revenue,
   Special Purpose, Delta Airlines Inc., Refunding, 7.75%, 1/01/24 ........................   14,945,000   15,521,728
   Tampa International Airport, Series A, FGIC Insured, 6.90%, 10/01/11 ...................    4,490,000    4,661,249
   Tampa International Airport, Series A, FGIC Insured, Pre-Refunded, 6.90%, 10/01/11 .....    3,510,000    3,658,789
   Tampa International Airport, Series B, FGIC Insured, 5.875%, 10/01/23 ..................    5,730,000    6,231,604
Hillsborough County Capital Improvement Revenue,
   County Center Project, Second Series, Pre-Refunded, 6.625%, 7/01/12 ....................    8,300,000    9,213,830

FRANKLIN TAX-FREE TRUST

                                                                                               PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                            AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Hillsborough County Capital Improvement Revenue, (cont.)
   County Center Project, Second Series, Pre-Refunded, 6.75%, 7/01/22 .......................  $ 1,250,000  $ 1,392,475
   Warehouse and Sheriffs Facilities Project, FSA Insured, 5.00%, 7/01/28 ...................    3,825,000    3,778,335
Hillsborough County Educational Facilities Authority Revenue, University of Tampa Project,
Asset Guaranty Insured, 5.00%, 12/01/28 .....................................................      700,000      675,787
Hillsborough County IDAR, Colonial Penn Insurance Project, 7.35%, 8/01/13 ...................    5,300,000    5,778,908
Hillsborough County Port District Revenue, Tampa Port Authority, Pre-Refunded, 8.25%, 6/01/09    3,000,000    3,306,150
Hillsborough County School Board COP,
   Master Lease Program, Series A, MBIA Insured, 5.25%, 7/01/22 .............................   22,000,000   22,374,440
   MBIA Insured, Pre-Refunded, 6.00%, 7/01/12 ...............................................    9,500,000   10,678,855
   MBIA Insured, Pre-Refunded, 6.00%, 7/01/14 ...............................................    5,500,000    6,182,495
Hillsborough County Utilities Revenue, Refunding,
   Series A, 6.625%, 8/01/11 ................................................................   10,400,000   11,113,128
   Series A, 7.00%, 8/01/14 .................................................................    5,515,000    5,939,986
   Series A, 6.50%, 8/01/16 .................................................................    3,000,000    3,196,500
   Series B, 6.50%, 8/01/16 .................................................................    1,000,000    1,065,500
Indian River County Hospital District Revenue, Refunding, FSA Insured, 5.70%, 10/01/15 ......    1,000,000    1,076,370
Indian Trace CDD, Water Management Special Benefit Assessment, MBIA Insured, 5.00%, 5/01/27 .   10,000,000    9,880,200
Jacksonville Capital Improvement Revenue, Certificates, Gator Bowl Project, 5.875%, 10/01/25     5,000,000    5,386,300
Jacksonville Electric Authority Revenue, Water and Sewer, Series B, FGIC Insured, 5.40%,
   10/01/20 .................................................................................    3,000,000    3,089,070
Jacksonville Health Facilities Authority Hospital Revenue,
   Baptist Medical Center Project, Series A, MBIA Insured, Pre-Refunded, 7.30%, 6/01/19 .....    2,500,000    2,576,025
   Riverside Hospital Project, Pre-Refunded, 7.625%, 10/01/13 ...............................    8,480,000    8,871,946
Jacksonville Hospital Revenue, University Medical Center Inc. Project, Connie Lee Insured,
   6.60%, 2/01/21 ...........................................................................    1,750,000    1,889,878
Jupiter Sales Tax Revenue, Series 1990, Pre-Refunded, 7.40%, 9/01/20 ........................    1,000,000    1,079,120
Kissimmee Water and Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/15 ................    5,000,000    5,390,750
Lake County School Board COP, MBIA Insured, 5.00%, 7/01/23 ..................................   11,760,000   11,580,190
Lakeland Electric and Water Revenue,
   5.50%, 10/01/26 ..........................................................................   10,700,000   11,078,031
   5.625%, 10/01/36 .........................................................................   11,670,000   12,192,116
   Refunding and Improvement, Senior Series B, 5.625%, 10/01/19 .............................   12,800,000   13,428,224
Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured, 6.00%,
   10/01/17 .................................................................................    4,500,000    4,934,835
Lee County Capital Bonds, Refunding, Series A, MBIA Insured, 7.30%, 10/01/07 ................    1,000,000    1,040,990
Lee County Hospital Board of Directors Hospital Revenue, Lee Memorial Health System,
   Series A, MBIA Insured,  5.875%, 4/01/24 .................................................   18,000,000   19,553,040
Lee County IDAR, Bonita Springs Sewer Project, Asset Guaranty, Insured,
   7.20%, 11/01/11 ..........................................................................    5,000,000    5,411,600
   7.25%, 11/01/20 ..........................................................................    2,000,000    2,151,440
Lee County Local Option Gas Tax Revenue, FGIC Insured, 5.75%, 10/01/20 ......................    2,575,000    2,760,194
Lee County Solid Waste System Revenue, Series A, MBIA Insured, 7.00%,
   10/01/04 .................................................................................    1,945,000    2,135,727
   10/01/05 .................................................................................    1,175,000    1,291,748
   10/01/06 .................................................................................    1,305,000    1,431,272
   10/01/11 .................................................................................    4,600,000    5,039,116
Lee County Transportation Facilities Revenue, MBIA Insured, 5.75%,
   10/01/22 .................................................................................    4,500,000    4,830,210
   10/01/27 .................................................................................    5,900,000    6,320,021
Leesburg Hospital Revenue, Leesburg Regional Medical Center Project,
   Capital Improvement, Series A, Pre-Refunded, 7.375%, 7/01/11 .............................    1,250,000    1,416,738
   Capital Improvement, Series A, Pre-Refunded, 7.50%, 7/01/21 ..............................    2,115,000    2,405,347
   Refunding, Series A, 6.125%, 7/01/18 .....................................................    7,000,000    7,460,670
Leesburg Utilities Revenue, Refunding, FGIC Insured, 7.60%, 10/01/09 ........................      500,000      511,615
Leon HFA, SFMR, Series A, GNMA Secured, 7.30%, 4/01/21 ......................................      740,000      772,752
Manatee County HFA, SFMR, Series A, GNMA Secured,
   6.85%, 11/01/23 ..........................................................................    4,265,000    4,467,588
   Pre-Refunded, 8.10%, 11/01/20 ............................................................      760,000      776,971
Manatee County IDR, Manatee Hospital and Health System Inc.,
   ETM, 8.25%, 3/01/01 ......................................................................      900,000      944,415
   Pre-Refunded, 9.25%, 3/01/21 .............................................................    6,700,000    7,567,918

FRANKLIN TAX-FREE TRUST

                                                                                                      PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                   AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 .....................   $5,575,000  $ 6,423,348
 Martin County Consolidated Utilities System Revenue,
    FGIC Insured, Pre-Refunded, 6.00%, 10/01/24 ...................................................    3,265,000    3,684,618
    Refunding, FGIC Insured, 6.00%, 10/01/24 ......................................................      735,000      799,151
 Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center
 Project, AMBAC Insured, 5.00%, 11/15/28 ..........................................................    1,000,000      980,210
 Martin County PCR, Florida Power and Light Co. Project, Refunding, MBIA Insured, 7.30% 7/01/20 ...   14,500,000   15,382,905
 Martin County Utilities System Revenue, Refunding, FGIC Insured, 5.00%, 10/01/24 .................    2,000,000    1,977,160
 Miami Beach Special Obligation, Subordinated, ETM, FGIC Insured, 7.375%, 12/01/08 ................    2,000,000    2,090,260
 Miami-Dade County HFA, MFMR, Villa Esperanza Apartments Project,
    5.25%, 10/01/19 ...............................................................................      430,000      429,983
    5.40%, 10/01/33 ...............................................................................    1,500,000    1,499,925
 Miami Health Facilities Authority Revenue, Mercy Hospital Project, Series A, Pre-Refunded,
7.35%, 8/01/15 ....................................................................................    7,500,000    7,783,275
 Miramar Wastewater Improvement Assessment Revenue,
    FGIC Insured, 5.00%, 10/01/19 .................................................................      500,000      499,340
    FGIC Insured, 5.00%, 10/01/28 .................................................................      650,000      642,057
 FGIC Insured, Pre-Refunded, 6.75%, 10/01/25 ......................................................    6,500,000    7,508,085
    Refunding, MBIA Insured, 5.00%, 10/01/19 ......................................................    5,125,000    5,118,235
    Refunding, MBIA Insured, 5.00%, 10/01/25 ......................................................    8,750,000    8,648,150
 Nassau County PCR, ITT Rayonier Inc. Project, Refunding, 6.25%, 6/01/10 ..........................    5,000,000    5,308,500
 North Broward Hospital District Revenue, Refunding and Improvement, MBIA Insured,
    5.375%, 1/15/24 ...............................................................................   10,710,000   11,035,905
    5.75%, 1/15/27 ................................................................................   14,370,000   15,422,028
 North Miami Health Facilities Authority Revenue, Catholic Health Services Obligation Group, 6.00%,
    8/15/16 .......................................................................................    2,000,000    2,128,960
    8/15/24 .......................................................................................    1,750,000    1,854,773
 North Port Utilities Revenue, FGIC Insured, Pre-Refunded, 6.25%, 10/01/22 ........................    1,500,000    1,661,355
 Northern Palm Beach County Water Control District Revenue, Unit Development No. 31, Project 2,
    6.75%, 11/01/07 ...............................................................................      725,000      772,698
    6.625%, 11/01/13 ..............................................................................    1,470,000    1,551,835
 Orange County Health Facilities Authority Revenue,
    Adventist/Sunbelt, Series A, AMBAC Insured, 6.875%, 11/15/15 ..................................    1,000,000    1,089,430
    Adventist/Sunbelt, Series A, FSA Insured, 7.00%, 11/15/14 .....................................    3,000,000    3,124,530
    Orlando Regional Healthcare, Refunding, Series A, MBIA Insured, 6.00%, 11/01/24 ...............    1,000,000    1,071,250
 Orange County HFAR,
    Refunding, Series A, GNMA Secured, 7.60%, 1/01/24 .............................................    4,730,000    4,958,932
    Series A, GNMA Secured, 7.75%, 11/01/12 .......................................................    1,405,000    1,451,309
    Series A, GNMA Secured, 7.375%, 9/01/24 .......................................................      410,000      432,415
    Series D, GNMA Secured, 7.80%, 10/01/22 .......................................................      580,000      603,664
 Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 .........................    5,050,000    5,543,234
 Orange County Sales Tax Revenue, FGIC Insured, 5.125%, 1/01/28 ...................................    2,500,000    2,507,000
 Orange County Tourist Development Tax Revenue,
    AMBAC Insured, Pre-Refunded, 7.25%, 10/01/10 ..................................................    3,000,000    3,240,030
    Refunding, MBIA Insured, 5.125%, 10/01/20 .....................................................   10,000,000   10,078,700
    Series B, MBIA Insured, Pre-Refunded, 6.00%, 10/01/24 .........................................   24,675,000   27,846,231
 Orlando and Orange County Expressway Authority Expressway Revenue,
    Junior Lien, FGIC Insured, 5.00%, 7/01/28 .....................................................   26,025,000   25,707,495
    Senior Lien, ETM, AMBAC Insured, 7.625%, 7/01/18 ..............................................      265,000      270,970
 Orlando Community RDA, Tax Increment Revenue, Series A,
    6.50%, 10/01/11 ...............................................................................    2,155,000    2,300,398
    6.75%, 10/01/16 ...............................................................................    2,585,000    2,774,325
 Orlando Wastewater Systems Revenue, Refunding, Series C, AMBAC Insured,
    5.15%, 10/01/13 ...............................................................................    3,410,000    3,524,474
    5.20%, 10/01/14 ...............................................................................    2,740,000    2,822,036
 Osceola County Gas Tax Revenue, Refunding and Improvement, FGIC Insured, 6.00%, 4/01/13 ..........    3,500,000    3,790,045

FRANKLIN TAX-FREE TRUST

                                                                                             PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                          AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Osceola County IDA, Community Provider Pooled Loan Program,
    Series A, FSA Insured, 7.75%, 7/01/10 ...............................................  $ 4,634,000  $ 4,966,675
    Series C, FSA Insured, 7.60%, 7/01/10 ...............................................      795,000      851,087
 Pace Property Finance Authority Inc. Utility Systems Revenue, Refunding and Improvement,
    AMBAC Insured, 6.125%, 9/01/07 ......................................................      270,000      283,856
    AMBAC Insured, 6.25%, 9/01/13 .......................................................      685,000      721,387
    Pre-Refunded, 6.125%, 9/01/07 .......................................................      730,000      774,837
    Pre-Refunded, 6.25%, 9/01/13 ........................................................    1,860,000    1,979,021
    Pre-Refunded, 6.125%, 9/01/17 .......................................................      840,000      891,593
 Palm Bay Utility System Capital Improvement Revenue, MBIA Insured, 5.00%, 10/01/28 .....    3,750,000    3,704,175
 Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured,
    6.00%, 6/01/15 ......................................................................    5,000,000    5,474,900
    Pre-Refunded, 7.25%, 6/01/11 ........................................................    6,950,000    7,423,851
 Palm Beach County Financing Authority MFR, Housing Windsor Park Apartment Project,
    Series A, 5.90%, 6/01/38 ............................................................    1,000,000    1,042,490
 Palm Beach County Health Facilities Authority Retirement Community Revenue, Acts
 Retirement-Life Communities, 5.125%, 11/15/29 ..........................................    3,650,000    3,484,254
 Palm Beach County HFA, SFM Purchase Revenue,
    Series A, GNMA Secured, 7.70%, 3/01/22 ..............................................    6,585,000    6,866,048
    Series B, GNMA Secured, 7.60%, 3/01/23 ..............................................    4,580,000    4,812,389
 Palm Beach County IDR, Lourdes-Noreen Mckeen Residence, Geriatric Care Inc. Project,
    6.55%, 12/01/16 .....................................................................    1,755,000    1,874,235
    6.625%, 12/01/26 ....................................................................    4,000,000    4,271,720
 (c) Palm Beach County Solid Waste IDR, Okeelanta Power and Light Co. Project,
  Series A,
    6.50%, 2/15/09 ......................................................................    3,600,000    2,808,000
    6.70%, 2/15/15 ......................................................................   11,700,000    9,126,000
 Pensacola Airport Revenue, Series A, MBIA Insured, 5.75%, 10/01/27 .....................    5,615,000    6,087,109
 Pensacola-Westwood Homes Development Corp. Revenue, Mortgage Loan, Refunding, FHA
 Insured, 6.40%, 7/15/23 ................................................................      985,000    1,024,725
 Pinellas County HFA,
    SFHR, Multi-County Program, Series A-1, 5.30%, 9/01/30 ..............................    1,500,000    1,511,565
    SFHR, Multi-County Program, Series C-1, FNMA/GNMA Insured, 5.45%, 9/01/29 ...........    1,765,000    1,784,680
    SFMR, Multi-County Program, Series B, GNMA Secured, 6.875%, 8/01/10 .................    1,170,000    1,223,516
    SFMR, Multi-County Program, Series B, GNMA Secured, 7.375%, 2/01/24 .................    4,740,000    4,969,274
    SFMR, Series A, GNMA Secured, 7.30%, 8/01/22 ........................................    1,515,000    1,576,736
    SFMR, Series A, GNMA Secured, 7.75%, 8/01/23 ........................................    1,430,000    1,496,810
 Pinellas County PCR, Florida Power and Light Co., Refunding, 7.20%, 12/01/14 ...........   12,200,000   13,235,780
 Plantation Health Facilities Authority Revenue, Covenant Retirement Community Inc.,
 Pre-Refunded,
    7.625%, 12/01/12 ....................................................................    1,500,000    1,732,995
    7.75%, 12/01/22 .....................................................................    3,000,000    3,478,980
 Polk County HFA, Refunding, Series A, GNMA Secured, 7.15%, 9/01/23 .....................    2,035,000    2,133,352
 Polk County IDAR, Solid Waste Disposal Facility, Tampa Electric Co. Project, 5.85%,
    12/01/30 ............................................................................   20,500,000   21,586,910
 (b)Polk County School Board COP, Series A, FSA Insured, 5.00%,
    1/01/24 .............................................................................   10,000,000    9,915,000
 Port Everglades Authority Port Improvement Revenue,
    ETM, Series 1986, 7.50%, 11/01/06 ...................................................      575,000      672,284
    Series A, Pre-Refunded, 7.50%, 9/01/12 ..............................................   18,050,000   18,805,934
 Port St. Lucie Utilities Revenue, Refunding and Improvement, Series A, MBIA Insured,
 5.125%, 9/0 ............................................................................   20,640,000   20,714,717
 Santa Rosa County Health Facilities Authority Revenue, Gulf Breeze Hospital Inc.,
    Refunding, 8.60%, 10/01/02 ..........................................................       20,000       20,467
    Series A, 6.20%, 10/01/14 ...........................................................   14,350,000   15,091,178
 Santa Rosa County IDR, Refunding, Holley Navarre Water System Project, 6.75%, 5/01/24 ..    4,290,000    4,648,987
 Sarasota County Solid Waste System Revenue, AMBAC Insured, 5.50%, 10/01/16 .............    6,250,000    6,558,063
 Sarasota County Utilities System Revenue, FGIC Insured,
    5.75%, 10/01/27 .....................................................................   18,000,000   19,402,020
    Refunding, Series A, 5.25%, 10/01/25 ................................................    9,000,000    9,148,680
 Seminole County Sales Tax Revenue, MBIA Insured, Pre-Refunded, 5.80%, 10/01/26 .........    5,000,000    5,620,200
 Seminole County School Board COP,
    Series A, MBIA Insured, Pre-Refunded, 6.125%, 7/01/14 ...............................    1,150,000    1,299,592
    Series B, MBIA Insured, Pre-Refunded, 6.50%, 7/01/21 ................................    5,000,000    5,686,150
 South Broward Hospital District Revenue, Refunding, MBIA Insured, 5.25%, 5/01/21 .......    5,000,000    5,090,600

FRANKLIN TAX-FREE TRUST

                                                                                               PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                            AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

 South Florida Water Management District Special Obligation, Land Acquisition Bonds, AMBAC
 Insured, 6.00%, 10/01/15 .................................................................   $ 1,000,000   $ 1,084,830
 South Miami Florida Health Facilities Authority Hospital Revenue, Baptist Health System
 Obligation Group, MBIA Insured,  5.00%, 11/15/28 .........................................    10,000,000     9,802,100
 St. John's County IDA, IDR, Professional Golf Hall of Fame Project, MBIA Insured,
 5.80%, 9/01/16 ...........................................................................     4,660,000     5,044,217
 St. John's County Water and Sewer Revenue, Series B-1, FGIC Insured, 7.00%, 6/01/11 ......     2,995,000     3,048,760
 St. Lucie County Solid Waste Disposal Revenue, Florida Power and Light Co. Project, 7.15%,
2/01/23 ...................................................................................     7,500,000     7,997,400
 St. Lucie West Services District Capital Improvement Revenue, Lake Charles Project, 7.50%,
 2/01/00 ..................................................................................     2,750,000     2,788,253
 St. Petersburg Health Facilities Authority Revenue, Allegany Health System,
    Series A, MBIA Insured, Pre-Refunded, 7.00%, 12/01/15 .................................    10,500,000    11,673,165
    St. Mary, Series B, Pre-Refunded, 7.75%, 12/01/15 .....................................     8,630,000     9,104,391
 Sunrise Lakes Recreation District, Phase 4,
    Refunding, AMBAC Insured, 5.25%, 8/01/24 ..............................................     4,320,000     4,390,373
    Series A, 6.75%, 8/01/24 ..............................................................     6,120,000     7,177,169
    Series A, Pre-Refunded, 6.75%, 8/01/15 ................................................     3,080,000     3,612,039
 Sunrise Special Tax District No. 1, Refunding, 6.375%,
    11/01/08 ..............................................................................     3,485,000     3,705,182
    11/01/21 ..............................................................................    12,390,000    13,124,727
 Sunrise Utilities System Revenue,
    Refunding, AMBAC Insured, 5.20%, 10/01/22 .............................................     2,550,000     2,613,113
    Series A, AMBAC Insured, Pre-Refunded, 5.75%, 10/01/16 ................................     1,780,000     2,001,236
    Series A, AMBAC Insured, Pre-Refunded, 5.90%, 10/01/18 ................................     4,230,000     4,796,947
    Series A, AMBAC Insured, Pre-Refunded, 5.75%, 10/01/21 ................................     3,000,000     3,372,870
    Series A, AMBAC Insured, Pre-Refunded, 5.75%, 10/01/26 ................................    10,000,000    11,208,000
 Tallahassee Consolidated Utility System Revenue, Series1994, 6.20%, 10/01/19 .............     3,400,000     3,696,480
 Tallahassee Energy System Revenue,
    Refunding, Series A, FSA Insured, 5.00%, 10/01/28 .....................................    10,000,000     9,877,800
    Series B, FSA Insured, 5.00%, 10/01/28 ................................................     7,500,000     7,408,350
 Tampa Allegheny Health System Revenue, St. Joseph, MBIA Insured, Pre-Refunded,
    6.75%, 12/01/17 .......................................................................     1,180,000     1,304,183
    6.50%, 12/01/23 .......................................................................     7,000,000     8,079,400
 Tampa Guaranteed Entitlement Revenue, Refunding, AMBAC Insured, 7.15%, 10/01/18 ..........     2,000,000     2,184,240
 Tampa-Hillsborough County Expressway Authority Revenue, AMBAC Insured, 5.00%, 7/01/22 ....    11,500,000    11,420,880
 Tampa Occupational License Tax, Refunding, Series B, FGIC Insured, 5.50%, 10/01/27 .......    10,525,000    10,978,207
 Tampa Sports Authority Revenue,
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.00%, 10/01/15 ............     1,000,000     1,142,270
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.05%, 10/01/20 ............     1,715,000     1,978,304
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.10%, 10/01/26 ............     2,695,000     3,158,432
    Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.05%, 10/01/15 ...........     4,250,000     4,807,260
    Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.10%, 10/01/20 ...........     5,160,000     5,850,460
    Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.125%, 10/01/26 ..........     6,800,000     7,719,020
 Tampa Water and Sewer Revenue, Sub Lien, Series A, AMBAC Insured, 7.25%, 10/01/16 ........     1,330,000     1,333,338
 Titusville Water and Sewer Revenue, Refunding, MBIA Insured, 6.20%, 10/01/14 .............     6,000,000     6,831,000
 University Community Hospital Inc. Revenue, FSA Insured, Pre-Refunded,
    7.375%, 9/01/07 .......................................................................     5,000,000     5,397,600
    7.50%, 9/01/11 ........................................................................     5,000,000     5,406,650
 Venice Health Care Revenue, Bon Secours Health System Project, MBIA Insured, 5.625%,
 8/15/26 ..................................................................................     6,000,000     6,288,720
 Viera East CDD,
    Special Assessment, 8.50%, 5/01/04 ....................................................     3,245,000     3,666,590
    Special Assessment, 8.625%, 5/01/14 ...................................................    10,640,000    12,071,718
    Special Assessment, ETM, 7.50%, 5/01/03 ...............................................     1,730,000     1,924,279
    Special Assessment, ETM, Series B, 6.75%, 5/01/14 .....................................     7,490,000     7,767,205
    Special Assessment, Pre-Refunded, 7.50%, 5/01/12 ......................................     5,225,000     5,921,702
    Special Assessment, Refunding, 6.30%, 5/01/26 .........................................     7,355,000     7,985,838
    Special Assessment, Refunding, Series A, 6.00%, 5/01/14 ...............................    11,295,000    11,729,067
    Special Assessment, Water Management, Refunding, Series A, 6.50%, 5/01/22 .............    11,340,000    11,806,981
    Special Assessment, Water Management, Series B, 6.50%, 5/01/05 ........................       465,000       477,741

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                     PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                  AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Viera East CDD, (cont.)
   Special Assessment, Water Management, Series B, 6.50%, 5/01/22 ............................   $    4,580,000   $    4,703,431
   Water and Sewer Revenue, 7.875%, 5/01/03 ..................................................        2,950,000        3,104,197
   Water and Sewer Revenue, 6.75%, 5/01/09 ...................................................        2,850,000        2,990,477
Village CDD No. 2, Special Assessment Revenue, MBIA Insured, 5.20%, 5/01/19 ..................        1,720,000        1,754,933
Village Center CDD,
   Recreational Revenue, Refunding, Series A, MBIA Insured, 5.00%, 11/01/21 ..................        5,000,000        4,966,150
   Utility Revenue, Refunding, Series A, 5.00%, 10/01/23 .....................................        5,500,000        5,453,635
   Utility Revenue, Refunding, Series B, 5.00%, 10/01/23 .....................................        1,000,000          991,570
Volusia County Educational Facility Authority Revenue, Embry-Riddle Aeronautical University,
Connie Lee Insured,  6.625%, 10/15/22 ........................................................          500,000          547,100
Volusia County Health Facilities Authority Revenue, Hospital Facilities, Memorial Health
Systems Project, AMBAC Insured,  5.50%, 11/15/26 .............................................        9,770,000       10,090,847
West Lake CDD, Special Assessment Revenue, MBIA Insured, 5.75%, 5/01/17 ......................        1,970,000        2,168,812
West Palm Beach Utilities System Revenue, MBIA Insured, 5.75%, 10/01/27 ......................        3,000,000        3,323,760
Westgate/Belvedere Homes Community RDAR, Series 1992,
   6.50%, 11/01/09 ...........................................................................          410,000          431,988
   6.60%, 11/01/17 ...........................................................................        1,410,000        1,486,930
                                                                                                                   -------------
TOTAL BONDS (COST $1,645,856,635) ............................................................                     1,749,181,420
                                                                                                                   -------------
ZERO COUPON BONDS 4.5%
Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC Insured, 10/01/08 .        3,670,000        2,455,523
Dade County Guaranteed Entitlement Revenue, Capital Appreciation, AMBAC Insured, Pre-Refunded,
8/01/18 ......................................................................................       17,020,000        5,182,420
Florida HFC Revenue, Deferred Interest, Homeowner Mortgage,
   Series 1, MBIA Insured, 7/01/17 ...........................................................        3,400,000        1,270,307
   Series 2, MBIA Insured, 1/01/29 ...........................................................       51,400,000        9,941,273
Florida State Mid-Bay Bridge Authority Revenue, Series A, AMBAC Insured,
   10/01/25 ..................................................................................        9,845,000        2,418,128
   10/01/26 ..................................................................................        2,500,000          581,624
Lakeland Electric and Water Revenue, Capital Appreciation, 10/01/14 ..........................        5,770,000        2,697,936
Miami-Dade County Special Obligation,
   Sub Series B, MBIA Insured, 10/01/36 ......................................................        5,635,000          727,252
   Sub Series C, MBIA Insured, 10/01/28 ......................................................        8,305,000        1,685,000
   Subordinate Lien, Refunding, Series A, MBIA Insured, 10/01/25 .............................       22,365,000        5,402,488
Port Everglades Authority Port Improvement Revenue,
   Capital Appreciation, 9/01/10 .............................................................       24,525,000       14,345,898
   Capital Appreciation, ETM, 9/01/10 ........................................................       25,475,000       15,240,163
   Refunding, Series A, 9/01/02 ..............................................................       10,575,000        9,233,455
   Refunding, Series A, 9/01/03 ..............................................................        9,075,000        7,571,816
   Refunding, Series A, 9/01/04 ..............................................................        3,550,000        2,822,143
Sarasota Special Obligated Revenue, Refunding, AMBAC Insured,
   11/01/09 ..................................................................................        1,365,000          865,450
   11/01/12 ..................................................................................        1,780,000          941,103
   11/01/15 ..................................................................................        2,180,000          957,433
                                                                                                                   -------------
TOTAL ZERO COUPON BONDS (COST $61,970,788) ...................................................                        84,339,412
                                                                                                                   -------------
TOTAL LONG TERM INVESTMENTS (COST $1,707,827,423) ............................................                     1,833,520,832
                                                                                                                   -------------
(a)SHORT TERM INVESTMENTS 1.4%
Dade County Health Facilities Authority Hospital Revenue, Miami Children's Hospital Project,
Daily VRDN and Put, 3.20%, 9/01/20 ...........................................................          995,000          995,000
Dade County HFA, MFMR, Weekly VRDN and Put, 2.95%, 6/01/15 ...................................        2,245,000        2,245,000
Dade County IDA,
   IDR, Dolphins Stadium Project, Series A, Weekly VRDN and Put, 2.95%, 1/01/16 ..............          800,000          800,000
   PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 3.15%, 4/01/20 ...        1,800,000        1,800,000
Dade County Water and Sewer System Revenue, FGIC Insured, Weekly VRDN and Put,
   3.00%, 10/05/22 ...........................................................................          700,000          700,000
Hillsborough County IDA, PCR, Daily VRDN and Put, 3.15%, 5/15/18 .............................          700,000          700,000
Jacksonville PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 3.15%,
5/01/29 ......................................................................................        2,700,000        2,700,000
Manatee County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 3.20%,
9/01/24 ......................................................................................        1,000,000        1,000,000

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                               PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (CONT.)
Pinellas County Health Facilities Authority Revenue, Refunding, Pooled Hospital Loan
Program, AMBAC Insured, Daily VRDN and Put, 3.20%, 12/01/15 ............................   $    7,600,000   $    7,600,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC
Insured, Weekly VRDN and Put,  2.60%, 7/01/28 ..........................................        3,900,000        3,900,000
Putnam County Development Authority PCR, Florida Power and Light Co. Project, Refunding,
Daily VRDN and Put, 3.20%, 9/01/24 .....................................................        1,600,000        1,600,000
St. Lucie County PCR, Florida Power and Light
Co. Project, Refunding, Daily VRDN and Put, 3.15%, 3/01/27 .............................        1,750,000        1,750,000
                                                                                                            --------------
TOTAL SHORT TERM INVESTMENTS (COST $25,790,000) ........................................                        25,790,000
                                                                                                            --------------
TOTAL INVESTMENTS (COST $1,733,617,423) 99.5% ..........................................                     1,859,310,832
OTHER ASSETS, LESS LIABILITIES .5% .....................................................                         9,004,819
                                                                                                            --------------
NET ASSETS 100.0% ......................................................................                    $1,868,315,651
                                                                                                            ==============


 See glossary of terms on page 107.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c) See Note 6 regarding defaulted securities.


72                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN GEORGIA TAX-FREE INCOME FUND


                                                                       YEAR ENDED FEBRUARY 28,
                                                ------------------------------------------------------------------
CLASS A                                                1999         1998         1997         1996***         1995
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     12.12  $     11.86  $     11.88  $     11.54     $     12.00
                                                ------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .61          .63          .65          .66             .66
 Net realized and unrealized gains (losses)..           .01          .27         (.02)         .34            (.46)
                                                ------------------------------------------------------------------
Total from investment operations ............           .62          .90          .63         1.00             .20
                                                ------------------------------------------------------------------
Less distributions from:
 Net investment income ......................          (.61)(2)     (.64)(1)     (.65)        (.66)           (.66)
 Net realized gains .........................          (.06)        --           --           --              --
                                                ------------------------------------------------------------------
Total distributions .........................          (.67)        (.64)        (.65)        (.66)           (.66)
                                                ------------------------------------------------------------------
Net asset value, end of year ................   $     12.07  $     12.12  $     11.86  $     11.88     $     11.54
                                                ==================================================================

Total return* ...............................          5.22%        7.75%        5.47%        8.90%           1.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $  164,669   $  149,642   $  139,903  $   130,380      $  116,771
Ratios to average net assets:
 Expenses ...................................           .76%         .76%         .75%         .77%            .76%
 Net investment income ......................          5.00%        5.28%        5.49%        5.58%           5.76%
Portfolio turnover rate .....................         12.84%       14.77%       17.47%       10.98%          36.17%

CLASS C
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $    12.19     $    11.92    $    11.92    $    11.57
                                                -----------------------------------------------------
Income from investment operations:
 Net investment income ......................          .54            .57           .58           .50
 Net realized and unrealized gains (losses)..          .02            .27          (.01)          .34
                                                -----------------------------------------------------
Total from investment operations ............          .56            .84           .57           .84
                                                -----------------------------------------------------
Less distributions from:
 Net investment income ......................         (.54)(2)       (.57)         (.57)         (.49)
 Net realized gains .........................         (.06)          --            --            --
                                                -----------------------------------------------------
Total distributions .........................         (.60)          (.57)         (.57)         (.49)
                                                -----------------------------------------------------
Net asset value, end of year ................   $    12.15     $    12.19    $    11.92    $    11.92
                                                =====================================================

Total return* ...............................         4.70%          7.19%         4.97%         7.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   17,277     $    9,107    $    4,484    $    1,335
Ratios to average net assets:
 Expenses ...................................         1.31%          1.32%         1.32%         1.34%**
 Net investment income ......................         4.45%          4.72%         4.87%         5.04%**
Portfolio turnover rate .....................        12.84%         14.77%        17.47%        10.98%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

** Annualized

*** For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.

(1) Includes distributions in excess of net investment income in the amount of $.001.

(2) Includes distributions in excess of net investment income in the amount of $.004 and $.003 for Class A and C, respectively.


                  See notes to financial statements.                         73

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999



                                                                                          PRINCIPAL
 FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                     AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.8%
Albany-Daugherty County Hospital Authority Revenue, Anticipation Certificates,
   Series B, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/10 ............................... $  500,000       $   540,285
Atlanta Airport Facilities Revenue, Series B, AMBAC Insured, 6.00%, 1/01/21 ............  1,100,000         1,174,184
Atlanta and Fulton Counties Recreation Authority Revenue, Downtown Arena Public
   Improvement Project, Refunding, Series A, MBIA Insured, 5.375%,
   12/01/21 ............................................................................  3,000,000         3,089,100
   12/01/26 ............................................................................  1,500,000         1,544,550
Atlanta COP, Pretrial Detention Center, MBIA Insured, Pre-Refunded, 6.25%,
   12/01/11 ............................................................................  1,000,000         1,109,490
   12/01/17 ............................................................................  3,800,000         4,216,062
Atlanta Downtown Development Authority Revenue, Underground Atlanta Project,
   Refunding, 6.25%, 10/01/16 ..........................................................  2,000,000         2,147,120
Atlanta GO,
   Refunding, FGIC Insured, 5.00%, 12/01/20 ............................................  4,500,000         4,470,165
   Refunding, FGIC Insured, 5.00%, 12/01/23 ............................................  1,500,000         1,481,010
   Series A, Pre-Refunded, 6.125%, 12/01/23 ............................................  6,000,000         6,793,440
Atlanta HDC, Mortgage Revenue, Oakland City/West, Refunding, Series A, FHA
   Insured, 6.375%, 3/01/23 ............................................................  1,480,000         1,563,354
Atlanta Special Purpose Facilities Revenue, Delta Air Lines Inc. Project,
   Series B, 7.90%, 12/01/18 ...........................................................  3,500,000         3,653,230
Atlanta Urban Residential Finance Authority MFHR,
   Defoors Ferry Manor Project, 5.90%, 10/01/18 ........................................  1,700,000         1,799,314
   Fulton Cotton Mill, 6.00%, 5/20/17 ..................................................  1,045,000         1,110,501
   Fulton Cotton Mill, 6.125%, 5/20/27 .................................................  1,575,000         1,668,665
Atlanta Water and Sewer Revenue,
   FGIC Insured, 5.25%, 1/01/27 ........................................................  1,900,000         1,917,290
   Second sub. lien, FGIC Insured, 5.375%, 1/01/20 .....................................  1,000,000         1,029,550
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
   5.25%, 12/01/22 .....................................................................  2,615,000         2,521,958
   5.375%, 12/01/28 ....................................................................  2,000,000         1,932,200
Barnesville Water and Sewer Revenue, Pre-Refunded, 6.85%, 9/01/17 ......................  1,000,000         1,076,140
Brunswick and Glynn County Development Authority Revenue, Georgia Pacific
   Project,  Refunding, 5.55%, 3/01/26 .................................................  3,900,000         3,925,194
Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle,
   1st Series, 6.10%, 4/01/25 ..........................................................  1,000,000         1,039,330
   Series 1984-1, MBIA Insured, 6.60%, 7/01/24 ......................................... 10,000,000        10,280,700
Camden County Joint Development Authority PCR, Union Carbide Corp. Project,
   Refunding, 5.00%, 1/01/12 ...........................................................  1,000,000           995,250
Chatham County Hospital Authority Revenue, Memorial Medical Center, Refunding
   and Improvement, Series A, AMBAC Insured, 5.70%, 1/01/19 ............................  1,000,000         1,062,530
Cherokee County Water and Sewage Authority Revenue,
   FGIC Insured, 5.00%, 8/01/27 ........................................................  2,000,000         1,958,320
   Refunding, MBIA Insured, 6.90%, 8/01/18 .............................................  1,595,000         1,723,844
Clayton County Development Authority Special Facility Revenue, Delta Air Lines
   Inc. Project, Refunding, 7.625%, 1/01/20 ............................................  1,400,000         1,461,670
Clayton County Hospital Authority Revenue, Anticipation Certificates, Southern
   Regional Medical Center, MBIA Insured, Pre-Refunded, 7.00%, 8/01/13 .................  2,400,000         2,639,592
Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%, 7/01/23 ......  1,000,000         1,037,870
Cobb County Kennestone Hospital Authority Revenue, ETM, Series A, MBIA Insured,
   7.75%, 2/01/07 ......................................................................    100,000           115,239
Columbia County GO, Courthouse/Detention Center Projects, 5.00%, 2/01/24 ...............  2,460,000         2,415,203
Commerce Combined Public Utility Revenue, Refunding and Improvement, AMBAC
   Insured, Pre-Refunded, 7.50%, 12/01/20 ..............................................    100,000           105,276
Conyers Water and Sewer Revenue, Series A, ETM, AMBAC Insured, 6.60%, 7/01/15 ..........  1,000,000         1,097,700
Coweta County Association County Commissioners Leasing Program COP, MBIA
   Insured, Pre-Refunded, 7.00%, 12/01/10 ..............................................    750,000           783,975
Dade County Water and Sewer Authority Revenue, FGIC Insured, Pre-Refunded,
   7.60%, 7/01/15 ......................................................................    300,000           310,434
DeKalb County Housing Authority SFMR, GNMA Secured, 7.70%, 2/01/24 .....................    290,000           305,976
Douglas County Housing Authority MFHR, Millwood Park Apartments, FNMA Insured,
   5.45%, 1/01/18 ......................................................................  1,880,000         1,915,983
Downtown Smyrna Development Authority Revenue, Refunding and Improvement, 5.15%,
   2/01/16 .............................................................................    550,000           566,940
Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series
   A, MBIA Insured, 6.50%, 7/01/24 .....................................................    935,000           981,114
Fulco Hospital Authority Revenue, Anticipation Certificates, Health System,
   Catholic Health East, Series A, MBIA Insured, 5.00%, 11/15/28 .......................  4,000,000         3,914,880
Fulton County Building Authority Revenue,
   Human Resources and Government Facilities Program, 7.10%, 1/01/15 ...................    750,000           799,253
   Judicial Center Facilities Project, Refunding, 6.50%, 1/01/15 .......................  1,000,000         1,049,280
Fulton County Development Authority Special Facilities Revenue, Delta Airlines
   Inc. Project, 5.45%, 5/01/23 ........................................................  1,805,000         1,778,629
Fulton Dekalb Hospital Authority Revenue, Grady Memorial Hospital Project,
   Series A, AMBAC Insured, Pre-Refunded, 7.25%, 1/01/20 ...............................  1,480,000         1,559,210

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (cont.)



                                                                                                       PRINCIPAL
 FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                  AMOUNT            VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (cont.)

Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates, Northeast
   Georgia Health Care Project, Refunding,
   MBIA Insured, 5.75%, 10/01/17 ................................................................     $   210,000     $   226,057
   MBIA Insured, 6.00%, 10/01/25 ................................................................         750,000         815,640
   Series B, MBIA Insured, 7.20%, 10/01/20 ......................................................         455,000         465,260
Georgia Municipal Electric Authority Power Revenue, Series W, 6.60%, 1/01/18 ....................       1,000,000       1,193,630
Georgia State HFAR,
   Homeownership Opportunity Program, Series A-1, 6.75%, 6/01/17 ................................       2,895,000       3,070,727
   Homeownership Opportunity Program, Series C, 6.60%, 12/01/23 .................................         485,000         513,916
   MF, Club Candlewood Project, FSA Insured, Pre-Refunded, 7.15%, 1/01/25 .......................       1,000,000       1,184,000
   MF, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27 .....................       1,000,000       1,056,270
   SFM, Series A, FHA Insured, 6.60%, 12/01/23 ..................................................       1,995,000       2,107,398
   SFM, Series B, Sub Series B-2, 6.15%, 12/01/28 ...............................................       1,000,000       1,050,210
   SFM, Sub Series B-2, 5.85%, 12/01/28 .........................................................       3,000,000       3,112,050
Georgia State Residential Finance Authority Home Ownership Mortgage Revenue,
   Convertible Loans, Series B, Sub Series B, 7.50%, 6/01/17 ....................................         190,000         200,974
   Series B, FHA Insured, 7.00%, 12/01/12 .......................................................         885,000         943,038
   Series E, Sub Series E-1, FHA Insured, 7.50%, 6/01/17 ........................................         310,000         327,481
Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured, 6.00%, 10/01/23 .....       3,300,000       3,748,536
Houston County School District Intergovernmental Contract Trust COP, MBIA Insured, Pre-Refunded,
   6.00%, 3/01/14 ...............................................................................       2,000,000       2,231,600
La Grange Water and Sewer Revenue, Pre-Refunded, 7.375%, 1/01/12 ................................       1,000,000       1,054,110
Lee County Utilities Authority Water and Sewer Revenue, FSA Insured, 5.00%, 7/01/18 .............       1,800,000       1,760,598
Liberty County IDR, Leconte Property Inc. Project, Refunding, 7.875%, 12/01/14 ..................         850,000         910,733
Marietta Development Authority Revenue, First Mortgage, Life College Inc.,
   Refunding, Series A, FSA Insured, 5.75%, 9/01/14 .............................................       1,800,000       1,948,212
   Refunding, Series A, FSA Insured, 5.80%, 9/01/19 .............................................       1,100,000       1,179,959
   Refunding, Series A, FSA Insured, 5.95%, 9/01/19 .............................................       1,000,000       1,081,130
   Series B, FSA Insured, 5.75%, 9/01/14 ........................................................         800,000         865,872
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue,
   Second Indenture, Refunding, Series A, MBIA Insured, 5.625%, 7/01/20 .........................       2,670,000       2,833,885
   Second Indenture, Series B, MBIA Insured, 5.10%, 7/01/20 .....................................       1,000,000       1,001,630
   Series A, MBIA Insured, Pre-Refunded, 6.90%, 7/01/20 .........................................       5,930,000       6,890,067
   Series L, Pre-Refunded, 7.20%, 7/01/10 .......................................................         250,000         258,330
Monroe County Development Authority PCR,
   Georgia Power Co., AMBAC Insured, 6.25%, 7/01/19 .............................................       1,000,000       1,035,370
   Georgia Power Co., Scherer Project, senior lien, First Series, 5.75%, 9/01/23 ................       1,000,000       1,016,900
   Oglethorpe Power Co., Scherer Project, Refunding, Series A, 6.80%, 1/01/12 ...................       1,500,000       1,768,920
Municipal Electric Authority, Project One, Refunding, Sub Series A, MBIA Insured, 5.375%, 1/01/19       4,820,000       4,928,595
Paulding County Water and Sewer Revenue, AMBAC Insured, 5.80%, 12/01/16 .........................         500,000         541,165
Peachtree City Water and Sewer Authority Sewer Systems Revenue, Series A, 5.60%, 3/01/27 ........       3,000,000       3,113,940
Pike County School District, Refunding, AMBAC Insured, 5.70%, 2/01/16 ...........................       1,000,000       1,104,610
Polk County Water Authority Water and Sewerage Revenue, Refunding, MBIA Insured, 7.00%, 12/01/15          100,000         104,074
Private Colleges and Universities Authority Revenue, Emory University Project, Series A,
   5.00%, 11/01/24 ..............................................................................       2,250,000       2,227,388
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Refunding, Series R,
   7.15%, 7/01/00 ...............................................................................         230,000         241,029
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
   7.90%, 7/01/07 ...............................................................................          15,000          15,500
   7.50%, 7/01/09 ...............................................................................           5,000           5,111
Puerto Rico Electric Power Authority Revenue,
   Pre-Refunded, Series O, 7.125%, 7/01/14 ......................................................         235,000         241,728
   Refunding, Series N, 7.125%, 7/01/14 .........................................................          50,000          51,423
   Refunding, Series O, 7.125%, 7/01/14 .........................................................         165,000         169,696
   Refunding, Series U, 6.00%, 7/01/14 ..........................................................       1,000,000       1,100,080
   Series N, Pre-Refunded, 7.125%, 7/01/14 ......................................................         130,000         133,722
   Series T, 6.00%, 7/01/16 .....................................................................       1,000,000       1,082,100
Richmond County Development Authority, Solid Waste Disposal Revenue, International Paper Co. ....
   Project, 5.80%, 12/01/20 .....................................................................       1,500,000       1,563,195
Savannah EDA, IDR, Hershey Foods Corp. Project, Refunding, 6.60%, 6/01/12 .......................       1,000,000       1,087,890
Savannah Hospital Authority Revenue,
   St. Joseph/Candler Health System, Refunding, FSA Insured, 5.00%, 7/01/23 .....................       2,750,000       2,678,060
   St. Joseph's Hospital Project, Pre-Refunded, 6.20%, 7/01/23 ..................................       2,000,000       2,228,000

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (cont.)



                                                                                                   PRINCIPAL
 FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                              AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (cont.)
Savannah Port Authority PCR, Union Carbide Plastic Co. Inc., Refunding, 7.55%, 8/01/04 ..       $  4,600,000       $  4,628,888
St. Mary's Housing Authority MFMR,
   Cumberland Oaks Apartments, Refunding, Series A, FNMA Insured, 7.375%, 9/01/22 .......            500,000            524,855
   Pine Apartments, Series C, FNMA Insured, 7.375%, 4/01/22 .............................            700,000            722,071
Tift County School District, MBIA Insured, 6.125%, 2/01/15 ..............................          2,330,000          2,417,445
Upper Oconee Basin Water Authority Revenue, FGIC Insured, 5.25%, 7/01/27 ................          3,000,000          3,043,290
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
   5.40%, 10/01/12 ......................................................................            850,000            869,066
   5.50%, 10/01/22 ......................................................................          1,200,000          1,204,020
   5.625%, 10/01/25 .....................................................................          1,530,000          1,557,953
Walker, Dade and Catoosa County Hospital Authority Revenue, Anticipation Certificates,
   Series A, FGIC Insured, Pre-Refunded, 7.00%, 10/01/10 ................................          1,500,000          1,657,680
Walton County Water and Sewer Authority Revenue, Refunding and Improvement, MBIA Insured,
   6.00%, 2/01/21 .......................................................................          2,000,000          2,194,540
White County IDAR, Clark Schwebel Fiber Glass, Refunding, 6.85%, 6/01/10 ................          1,780,000          1,912,090
                                                                                                                   ------------
TOTAL LONG TERM INVESTMENTS (COST $168,485,233) .........................................                           177,862,707
                                                                                                                   ------------
(a)SHORT TERM INVESTMENTS .6 %
Hapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, 2.70%, 11/01/15 ...............            200,000            200,000
Monroe County Development Authority PCR, Georgia Power Co., Plant Scherer, Daily VRDN and
   Put, 3.15%, 9/01/29 ..................................................................            100,000            100,000
Putnam County Development Authority PCR, Georgia Power Co., Plant Branch, First Series,
   Daily VRDN and Put, 3.15%, 6/01/23 ...................................................            800,000            800,000
                                                                                                                   ------------
TOTAL SHORT TERM INVESTMENTS (COST $1,100,000) ..........................................                             1,100,000
                                                                                                                   ------------
TOTAL INVESTMENTS (COST $169,585,233) 98.4% .............................................                           178,962,707
OTHER ASSETS, LESS LIABILITIES 1.6% .....................................................                             2,983,759
                                                                                                                   ------------
NET ASSETS 100.0% .......................................................................                          $181,946,466
                                                                                                                   ============

See glossary of terms on page 107.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

                                                                                YEAR ENDED FEBRUARY 28,
                                                       --------------------------------------------------------------------
                                                             1999            1998          1997          1996          1995
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................  $    11.45      $    11.05    $    11.04    $    10.54    $    11.18
                                                       ----------      ----------    ----------    ----------    ----------
Income from investment operations:
 Net investment income ..............................         .59             .61           .61           .62           .61
 Net realized and unrealized gains (losses) .........         .03             .40           .01           .50          (.62)
                                                       ----------      ----------    ----------    ----------    ----------
Total from investment operations ....................         .62            1.01           .62          1.12          (.01)
                                                       ----------      ----------    ----------    ----------    ----------
Less distributions from net investment income .......        (.60)(1)        (.61)         (.61)         (.62)         (.63)
                                                       ----------      ----------    ----------    ----------    ----------
Net asset value, end of year ........................  $    11.47      $    11.45    $    11.05    $    11.04    $    10.54
                                                       ==========      ==========    ==========    ==========    ==========

Total return* .......................................        5.51%           9.38%         5.86%        10.73%          .11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................  $   64,516      $   54,211    $   44,289    $   38,991    $   32,831
Ratios to average net assets:
 Expenses ...........................................         .42%            .35%          .34%          .33%          .29%
 Expenses excluding waiver and payments
    by affiliates ...................................         .81%            .81%          .81%          .82%          .80%
 Net investment income ..............................        5.12%           5.40%         5.63%         5.65%         5.94%
Portfolio turnover rate .............................       10.49%          26.61%        24.81%        31.89%        32.92%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income reinvested at the offering price.

(1)Includes distribution in excess of net investment income in the amount of $.004.

See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999



                                                                                                       PRINCIPAL
FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                   AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.4%

Ashland PCR, Ashland Oil Inc. Project, Refunding, 6.65%, 8/01/09 .................................     $  700,000     $  754,698
Ashland Solid Waste Revenue, Ashland Oil Inc. Project, 7.20%, 10/01/20 ...........................      1,000,000      1,080,510
Boone County PCR, Collateralized, Dayton Power and Light Co., Refunding, Series A, 6.50%, 11/15/22        710,000        771,664
Carroll County PCR, Collateralized, Kentucky Utilities Co. Project, Series B, 6.25%, 2/01/18 .....        325,000        344,035
Christian County Hospital Revenue, Jennie Stuart Medical Center, Series A, 6.00%, 7/01/17 ........      1,000,000      1,056,940
Danville Multi-City Lease Revenue,
   Campbellsville, Series B, MBIA Insured, 6.15%, 7/01/12 ........................................      1,500,000      1,661,520
   Housing Authority, Jefferson County, 6.50%, 3/01/19 ...........................................        125,000        132,980
   Shelbyville, Series H, MBIA Insured, 6.70%, 7/01/11 ...........................................        100,000        109,292
Daviess County Hospital Revenue, Odch Inc., Series A, MBIA Insured, 6.25%,
   8/01/12 .......................................................................................        100,000        107,818
   8/01/22 .......................................................................................        210,000        225,584
Daviess County Public Improvement Corp. Revenue, First Mortgage, Court Facilities Project,
   Refunding, Series A, 5.70%, 10/01/14 ..........................................................        545,000        577,373
Eastern University Revenues, Consolidated Educational Building, Series Q, AMBAC Insured,
   6.40%, 5/01/08 ................................................................................        100,000        107,373
Elizabethtown Public Properties Holding Inc. Revenue, First Mortgage, Administrative Office of
   the Courts, Judicial Facilities Project, MBIA Insured, 5.20%, 4/01/22 .........................      2,000,000      2,022,640
Fulton County Industrial Building Revenue, H.I.S. Income Project, 7.50%, 2/01/10 .................        500,000        518,725
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects,
   Refunding, Series A, MBIA Insured, 6.10%, 1/01/24 .............................................      2,000,000      2,068,580
Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 ........................................        400,000        435,796
Guam Power Authority Revenue, Series A, 6.30%, 10/01/22 ..........................................        225,000        242,541
Hancock County Solid Waste Disposal Revenue, Willamette Industries Inc. Project, 6.60%, 5/01/26 ..      1,000,000      1,097,840
Henry County Water District No. 002 Water Revenue, Refunding, MBIA Insured, 4.75%, 1/01/28 .......      1,000,000        948,820
Hopkins County Hospital Revenue, Trover Clinic Foundation Inc., MBIA Insured, 6.625%, 11/15/11 ...        125,000        134,753
Jefferson County Capital Projects Corp. Lease Revenue, MBIA Insured, 5.375%, 6/01/22 .............      2,000,000      2,057,780
Jefferson County Health Facilities Revenue,
   Jewish Hospital Healthcare Services Inc., AMBAC Insured, 6.50%, 5/01/15 .......................        750,000        813,435
   Jewish Hospital Healthcare Services Inc., AMBAC Insured, 6.55%, 5/01/22 .......................        720,000        779,494
   Jewish Hospital Healthcare Services Inc., Refunding, AMBAC Insured, 5.75%, 1/01/26 ............      2,000,000      2,148,960
   University Medical Center Inc. Project, MBIA Insured, 5.50%, 7/01/17 ..........................      1,500,000      1,577,160
Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11 ..............      1,930,000      2,051,629
Jefferson County PCR,
   DuPont, Series A, 6.30%, 7/01/12 ..............................................................        450,000        493,943
   Louisville Gas and Electric Co. Project, Refunding, Series A, 7.45%, 6/15/15 ..................        100,000        106,049
Kenton County Airport Board Revenue,
Cincinnati/Northern Kentucky International Airport, Series B, MBIA Insured, 5.75%, 3/01/13 .......      1,230,000      1,349,530
   Special Facilities, Delta Airlines Inc. Project, Series A, 7.50%, 2/01/20 .....................        445,000        485,896
   Special Facilities, Delta Airlines Inc. Project, Series A, 7.125%, 2/01/21 ....................        325,000        351,406
   Special Facilities, Delta Airlines Inc. Project, Series B, 7.25%, 2/01/22 .....................        445,000        483,924
Kenton County Water District No. 001 Waterworks Revenue,
   Refunding, FGIC Insured, 6.375%, 2/01/17 ......................................................        155,000        168,618
   Series A, MBIA Insured, 5.80%, 2/01/15 ........................................................        500,000        541,015
   Series B, FGIC Insured, 5.70%, 2/01/20 ........................................................        500,000        531,365
Kentucky Development Finance Authority Hospital Revenue, St. Elizabeth Medical Center,
   Refunding and Improvement, Series A, FGIC Insured, 6.00%, 11/01/10 ............................        750,000        779,963
Kentucky Development Finance Authority Revenue, Sisters of Charity of Nazareth Health Corp.,
   Pre-Refunded, 6.75%, 11/01/12 .................................................................        100,000        110,007
Kentucky Economic Development Finance Authority Hospital Facilities Revenue, St. Elizabeth Medical
   Center Project, Series A, FGIC Insured, 6.00%, 12/01/22 .......................................        625,000        670,830
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian Regional
   Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ...........................      2,000,000      2,056,480
Kentucky Economic Development Finance Authority Medical Center Revenue, Ashland Hospital Corp.,
   Refunding and Improvement, Series A, FSA Insured, 6.125%, 2/01/12 .............................        500,000        541,160
Kentucky Economic Development Finance Authority Revenue, Refunding and Improvement,
   Catholic Health, Series A, 5.00%, 12/01/18 ....................................................      2,000,000      1,967,800
Kentucky HFC Revenue,
   Refunding, Series A, 6.375%, 7/01/28 ..........................................................      1,500,000      1,575,645
   Series B, 6.25%, 7/01/28 ......................................................................      1,280,000      1,348,134
   Series C, FHA Insured, 6.40%, 1/01/17 .........................................................      1,285,000      1,368,576
   SFMR, Series A, 6.60%, 7/01/11 ................................................................         40,000         42,274

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999



                                                                                                        PRINCIPAL
FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                   AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (cont.)
Kentucky HFC Revenue, (cont.)
   SFMR, Series B, 6.60%, 7/01/11 ................................................................     $   150,000     $   158,526
   SFMR, Series D, FHA Insured, 7.45%, 1/01/23 ...................................................          90,000          94,406
Kentucky Infrastructure Authority Revenue, Revolving Fund Program,
   Series J, 6.375%, 6/01/14 .....................................................................         500,000         555,760
   Wastewater Revolving Fund Program, Series D, 5.75%, 6/01/15 ...................................         300,000         316,890
Kentucky State Property and Buildings Commission Revenue, Project No. 56, 6.00%, 9/01/14 .........         700,000         754,460
Lexington-Fayette Urban County Government Revenue, University of Kentucky Library Project,
   MBIA Insured, Pre-Refunded,
   6.625%, 11/01/13 ..............................................................................         500,000         578,000
   6.75%, 11/01/24 ...............................................................................         750,000         871,725
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
   Refunding, Series A, 5.00%, 5/15/22 ...........................................................       1,000,000         983,740
   Refunding, Series B, MBIA Insured, 5.30%, 5/15/18 .............................................       1,000,000       1,020,390
   Series A, AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 .........................................         300,000         348,950
   Series A, FGIC Insured, 5.00%, 5/15/30 ........................................................       3,000,000       2,939,400
   Series A, MBIA Insured, 5.50%, 5/15/21 ........................................................         500,000         520,150
Louisville and Jefferson County Regional Airport Authority Airport Systems Revenue,
   MBIA Insured, 5.00%, 7/01/25 ..................................................................       1,500,000       1,455,045
Madison County Utility District Revenue, Refunding, FSA Insured, 5.20%, 2/01/22 ..................       1,000,000       1,010,760
McCracken County Hospital Revenue, Mercy Health System, Refunding, Series A, MBIA Insured,
   6.40%, 11/01/07 ...............................................................................         500,000         560,895
Northern Kentucky Water Service District Revenue, MBIA Insured, 4.875%, 2/01/20 ..................       1,270,000       1,236,650
Pendleton County Multi-County Lease Revenue, Kentucky Association of Counties Leasing Trust,
   Series A, 6.50%, 3/01/19 ......................................................................       1,050,000       1,135,544
Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17 ........................................         430,000         491,985
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, sub., Puerto Rico State
   Infrastructure Bank, 5.00%, 7/01/28 ...........................................................       1,250,000       1,218,013
Puerto Rico Industrial Medical and Environmental PCFA, Revenue, American Airlines Corp., Series A,
   6.45%, 12/01/25 ...............................................................................       1,480,000       1,615,450
Russell Health System Revenue,
   8.10%, 7/01/15 ................................................................................         205,000         244,885
   Our Lady of Bellefonte, Refunding, 5.50%, 7/01/15 .............................................       1,800,000       1,856,178
   Pre-Refunded, 8.10%, 7/01/15 ..................................................................         145,000         183,532
Russellville Housing Authority MFR, The Field Manor Project, GNMA Secured, 5.65%, 4/20/34 ........       1,455,000       1,496,337
Shelbyville COP, Water and Sewer Project, Refunding and Improvement, Series A, MBIA Insured,
   5.15%, 7/01/18 ................................................................................       1,000,000       1,005,900
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 ..       2,000,000       2,036,540
                                                                                                                       -----------
TOTAL LONG TERM INVESTMENTS (COST $60,041,733) ...................................................                      63,490,666
                                                                                                                       -----------
(a)SHORT TERM INVESTMENTS .6%
Ashland PCR, Ashland Oil Inc. Project, Weekly VRDN and Put, 2.90%, 4/01/09 (COST $400,000) .......         400,000         400,000
                                                                                                                       -----------
TOTAL INVESTMENTS (COST $60,441,733) 99.0% .......................................................                      63,890,666
OTHER ASSETS, LESS LIABILITIES 1.0% ..............................................................                         624,938
                                                                                                                       -----------
NET ASSETS 100.0% ................................................................................                     $64,515,604
                                                                                                                       ===========


See glossary of terms on page 107.


(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance accrued interest at specific dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                                              YEAR ENDED FEBRUARY 28,
                                                --------------------------------------------------------------------------------
CLASS A                                                1999              1998            1997            1996***           1995
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     11.61       $     11.32     $     11.32     $     11.03       $     11.56
                                                -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .60               .63             .65             .66               .66
 Net realized and unrealized gains (losses) .          (.01)              .30            --               .28              (.55)
                                                --------------------------------------------------------------------------------
Total from investment operations ............           .59               .93             .65             .94               .11
                                                --------------------------------------------------------------------------------
Less distributions from net investment income          (.61)(1)          (.64)           (.65)           (.65)             (.64)
                                                --------------------------------------------------------------------------------
Net asset value, end of year ................   $     11.59       $     11.61     $     11.32     $     11.32       $     11.03
                                                ================================================================================

Total return* ...............................          5.23%             8.46%           5.94%           8.75%             1.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   158,099       $   134,922     $   112,981     $   107,461       $   104,980
Ratios to average net assets:
 Expenses ...................................           .75%              .76%            .76%            .78%              .75%
 Net investment income ......................          5.14%             5.50%           5.76%           5.89%             5.98%
Portfolio turnover rate .....................         14.99%            15.26%          13.68%           5.23%            32.28%

CLASS C
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     11.68       $     11.37     $     11.37     $     11.01
                                                -----------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .54               .57             .58             .49
 Net realized and unrealized gains (losses) .          (.01)              .32              --             .35
                                                -----------------------------------------------------------------
Total from investment operations ............           .53               .89             .58             .84
                                                -----------------------------------------------------------------
Less distributions from net investment income          (.55)(1)          (.58)           (.58)           (.48)
                                                -----------------------------------------------------------------
Net asset value, end of year ................   $     11.66       $     11.68     $     11.37     $     11.37
                                                -----------------------------------------------------------------

Total return* ...............................          4.61%             8.02%           5.27%           7.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $     9,982       $     4,469     $     3,004      $     1,438
Ratios to average net assets:
 Expenses ...................................          1.31%             1.32%           1.33%           1.35%**
 Net investment income ......................          4.58%             4.95%           5.29%           5.27%**
Portfolio turnover rate .....................         14.99%            15.26%          13.68%           5.23%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

***For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

(1)Includes distributions in excess of net investment income in the amount of $.0006 and $.0004 for Class A and C, respectively.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                       PRINCIPAL
FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                                 AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.6%
BONDS 96.2%
Ascension Parish Sales and Use Tax, Gravity Drainage District No 1, Pre-Refunded, 7.25%,
   12/01/06 .......................................................................................   $  300,000   $  313,584
   12/01/07 .......................................................................................      300,000      313,584
   12/01/08 .......................................................................................      200,000      209,056
Bastrop PCR, International Paper Co. Project, Refunding, 6.90%, 3/01/07 ...........................      500,000      539,970
Baton Rouge Public Improvement Sales and Use Tax Revenue, AMBAC Insured, 7.00%, 8/01/08 ...........      150,000      155,388
Bossier City Public Improvement Sales and Use Tax Revenue,
   FGIC Insured, 5.00%, 12/01/19 ..................................................................    1,145,000    1,121,745
   Refunding, FGIC Insured, 5.00%, 12/01/21 .......................................................    1,875,000    1,825,163
   Refunding, FGIC Insured, 5.00%, 12/01/22 .......................................................    1,515,000    1,473,837
Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding,
   Series A, 7.75%, 6/01/12 .......................................................................      645,000      683,403
   Series B, 6.875%, 11/01/12 .....................................................................      785,000      834,824
Calcasieu Parish Public Trust Authority SFMR, Series A, 6.40%, 4/01/32 ............................      285,000      300,342
De Soto Parish Environmental Improvement Revenue, International Paper Co. Project,
   5.60%, 11/01/22 ................................................................................    2,250,000    2,256,975
   Series A, 7.70%, 11/01/18 ......................................................................    1,500,000    1,723,290
   Series A, 5.65%, 12/01/21 ......................................................................    1,000,000    1,012,760
Denham Spring Livingston Housing and Mortgage Finance Authority SFHR, ETM, Series A,
   7.20%, 8/01/10 .................................................................................    1,380,000    1,637,522
East Baton Rouge Mortgage Finance Authority, SFM Purchase,
   Refunding, Series A, 6.10%, 10/01/29 ...........................................................      990,000    1,043,510
   Series A, GNMA Secured, 7.875%, 8/01/23 ........................................................      665,000      693,628
   Series F, GNMA Secured, 7.875%, 12/01/21 .......................................................      880,000      930,477
East Baton Rouge Parish Sales and Use Tax, FGIC Insured, 5.90%, 2/01/18 ...........................      750,000      805,298
Ernest N. Morial New Orleans Exhibit Hall Authority Special Tax, MBIA Insured, 5.00%, 7/15/27 .....    1,000,000      967,560
Hammond Tangipahoa Home Mortgage Authority Revenue, University Facilities Inc. Project, MBIA
   Insured, 5.375%, 7/15/15 .......................................................................    1,090,000    1,116,476
Jefferson Parish Hospital Service District No. 1 Hospital Revenue, West Jefferson Medical
   Center, Series A, FSA Insured, 5.00%, 1/01/21 ..................................................    3,000,000    2,906,820
Jefferson Parish School Board Sales and Use Tax Revenue, ETM, Series A, 7.35%, 2/01/03 ............      500,000      510,450
Jefferson Sales Tax District Special Sales Tax Revenue, Refunding, FSA Insured, 5.00%, 12/01/22 ...    3,000,000    2,938,500
Lafayette Parish Consolidated School District No. 1, FGIC Insured, Pre-Refunded, 7.70%, 3/01/07 ...      400,000      404,000
Lafayette Public Trust Financing Authority SFMR,
   ETM, Series A, 7.20%, 4/01/11 ..................................................................       30,000       30,091
   Refunding, Series A, 8.50%, 11/15/12 ...........................................................      230,719      238,778
Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%, 7/01/10 ................................       95,000      111,908
Lake Charles Harbor and Terminal District Port Facilities Revenue, Occidental Petroleum Corp.,
   Refunding, 7.20%, 12/01/20 .....................................................................    3,000,000    3,304,890
Lake Charles Nonprofit HDC, Section 8 Assisted Mortgage Revenue, Chateau Project, Refunding,
   Series A, FSA Insured, 7.875%, 2/15/25 .........................................................      750,000      791,685
Leesville IDBR, Wal-Mart Stores Inc. Project, Refunding, 7.10%, 3/01/11 ...........................    1,750,000    1,831,445
Louisiana HFA, Mortgage Revenue,
   MF, Refunding, Series A, FHA Insured, 7.00%, 7/01/22 ...........................................    2,795,000    2,829,546
   MF Westview Project, FHA Insured, 7.80%, 4/01/30 ...............................................      750,000      782,453
Louisiana Public Facilities Authority Hospital Revenue,
   Franciscan Missionaries, Refunding, Series A, 5.00%, 7/01/25 ...................................    3,000,000    2,914,260
   Franciscan Missionaries, Series C, MBIA Insured, 5.00%, 7/01/19 ................................    4,250,000    4,128,238
   Louisiana Health Systems Corp. Project, Refunding, FSA Insured, 5.00%, 10/01/22 ................    1,000,000      967,680
   Pendleton Memorial Methodist, Refunding, 5.25%, 6/01/28 ........................................    5,000,000    4,732,700
   Women's Hospital Foundation Project, Refunding, FSA Insured, 5.60%, 10/01/19 ...................    1,500,000    1,547,310
Louisiana Public Facilities Authority Lease Revenue, Orleans Parish School Board Project,
   FSA Insured, 5.65%, 6/15/11 ....................................................................    1,230,000    1,307,502
Louisiana Public Facilities Authority Revenue,
   Alton Ochsner Medical Foundation Project, Series C, MBIA Insured, 6.50%, 5/15/22 ...............      930,000    1,005,553
   Centenary College Project, 5.90%, 2/01/17 ......................................................    1,000,000    1,028,650
   Dillard University Project, Refunding, AMBAC Insured, 5.00%, 2/01/18 ...........................    2,000,000    1,971,060
   Jefferson Parish East Bank Office, Refunding, FGIC Insured, 7.70%, 8/01/10 .....................      200,000      206,554
   Loyola University Project, Refunding, MBIA Insured, 5.625%, 10/01/16 ...........................    1,000,000    1,066,050
   MF Housing, One Lakeshore, Refunding, Series A, GNMA Secured, 6.40%, 7/20/20 ...................    1,900,000    2,011,891
   MFHR, Pontchartrain Apartments, Series A, GNMA Secured, 8.375%, 7/20/23 ........................       61,145       63,811

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (cont.)


                                                                                                            PRINCIPAL
FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                                      AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Louisiana Public Facilities Authority Revenue, (cont.)
 Mortgage Purchase, HFA, 6.05%, 1/01/26 ................................................................  $  1,200,000  $  1,258,415
    SFM Purchase, Series C, 8.45%, 12/01/12 ............................................................     1,129,189     1,201,253
    Student Loan, Series A, Sub Series 3, 7.00%, 9/01/06 ...............................................       955,000     1,009,836
    Tulane University, AMBAC Insured, 6.05%, 10/01/25 ..................................................     5,500,000     6,079,370
    Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/17 ....................     1,000,000     1,019,400
    Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27 ....................     6,015,000     6,092,472
 Louisiana Stadium and Exposition District Hotel Occupancy Tax and Stadium Revenue,
    FGIC Insured, Series A, Pre-Refunded, 6.00%, 7/01/16 ...............................................     3,000,000     3,356,790
    Refunding, Series B, FGIC Insured, 5.00%, 7/01/26 ..................................................     3,500,000     3,418,205
 Louisiana State Gas and Fuels Tax Revenue, Series A, 7.25%, 11/15/04 ..................................       500,000       521,970
 Louisiana State Offshore Terminal Authority Deepwater Port Revenue,
    Loop Inc., First Stage, Refunding, Series B, 7.20%, 9/01/08 ........................................     1,000,000     1,085,140
    Series E, 7.60%, 9/01/10 ...........................................................................       480,000       512,856
    Series E, Pre-Refunded, 7.60%, 9/01/10 .............................................................       520,000       561,850
 Louisiana State University Agricultural and Mechanical College University Revenues,
    Auxiliary, MBIA Insured, 5.50%, 7/01/26 ............................................................     1,500,000     1,547,355
    Louisiana State University Eunice Project, MBIA Insured, 5.00%, 6/01/18 ............................     1,025,000     1,007,514
 Mississippi River Bridge Authority Revenue, 6.75%, 11/01/12 ...........................................     1,050,000     1,150,421
 Natchitoches Parish GO, Consolidated School District No. 7,
    Pre-Refunded, 8.30%, 3/01/10 .......................................................................       125,000       126,250
    Series B, Pre-Refunded, 7.50%, 3/01/09 .............................................................       230,000       239,375
    Series B, Pre-Refunded, 7.50%, 3/01/10 .............................................................       235,000       244,579
 New Orleans Aviation Board Revenue, Series B-1, AMBAC Insured, 5.45%, 10/01/27 ........................     1,200,000     1,227,060
 New Orleans GO,
    Drain Systems, AMBAC Insured, 5.00%, 12/01/18 ......................................................     1,000,000       997,440
    Public Improvement, Series A, AMBAC Insured, 5.125%, 12/01/27 ......................................     1,000,000       991,740
    Public Improvement, Series A, FGIC Insured, Pre-Refunded, 5.50%, 12/01/21 ..........................     1,290,000     1,413,195
    Refunding, AMBAC Insured, 6.00%, 9/01/21 ...........................................................     2,000,000     2,066,220
 New Roads Electric System Revenue, 7.00%, 7/01/17 .....................................................     1,000,000     1,067,630
 Office Facility Corp. Capital Facilities Bonds, 7.75%, 12/01/10 .......................................     1,600,000     1,752,832
 Orleans Levee District GO, Levee Improvement, FSA Insured, 5.95%, 11/01/14 ............................       910,000     1,007,296
 Orleans Parish Parishwide School District GO,
    AMBAC Insured, 5.375%, 9/01/21 .....................................................................     2,000,000     2,033,100
    Refunding, Series B, 5.50%, 9/01/20 ................................................................     1,000,000     1,039,530
    Series A, 5.125%, 9/01/22 ..........................................................................     1,000,000     1,003,930
 Orleans Parish School Board, Series 95, FGIC Insured, 5.375%, 9/01/18 .................................     1,950,000     1,984,710
 Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical Center,
    Refunding, FSA Insured, 5.75%, 5/15/21 .............................................................     2,500,000     2,696,975
 Puerto Rico Commonwealth GO, Series 1990, Pre-Refunded, 7.70%, 7/01/20 ................................       500,000       538,920
 Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
    7.90%, 7/01/07 .....................................................................................       120,000       123,996
    7.75%, 7/01/08 .....................................................................................        50,000        51,123
 Puerto Rico Electric Power Authority Revenue, Refunding, Series N, 7.125%, 7/01/14 ....................       560,000       575,938
 Puerto Rico HFC, SFMR, Portfolio No. 1,
    Series B, GNMA Secured, 7.65%, 10/15/22 ............................................................       110,000       115,337
    Series C, GNMA Secured, 6.85%, 10/15/23 ............................................................       650,000       685,276
 Rapides Parish GO, Consolidated School District No. 52, Pineville, Pre-Refunded, 8.40%,
    3/01/03 ............................................................................................        75,000        75,000
 Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase, ETM,
    FHA Insured, 7.25%, 8/01/10 ........................................................................     1,370,000     1,558,622
 Shreveport Airport System Revenue, Series A, FSA Insured, 5.375%, 1/01/28 .............................     1,000,000     1,015,930
 Shreveport Airport Systems Revenue, Passenger Facility Charge, Series B, FSA Insured,
    5.375%, 1/01/24 ....................................................................................     2,000,000     2,031,860
 Shreveport Certificates of Indebtedness, Refunding, Series A, AMBAC Insured, 5.00%, 10/01/16 ..........     1,000,000       995,330
 Shreveport Water and Sewer Revenue, Series A, FGIC Insured, 5.95%, 12/01/14 ...........................     3,500,000     3,777,900
 St. Bernard Parish Exempt Facilities Revenue, Mobil Oil Corp. Project, 5.90%, 11/01/26 ................     2,000,000     2,130,120
 St. Bernard Parish Home Mortgage Authority Revenue SFMR, ETM, Series A, FGIC Insured,
    7.50%, 9/01/10 .....................................................................................       435,000       522,809
 St. Bernard Parish Home Mortgage Authority SFMR, Refunding, Series A, 8.00%, 3/25/12 ..................       597,855       641,547
 St. Charles Parish PCR, Louisiana Power and Light Co. Project, 7.50%, 6/01/21 .........................     2,500,000     2,686,700
 St. Charles Parish PCR, Union Carbide Corp. Project, Refunding, 5.10%, 1/01/12 ........................     3,000,000     2,985,840

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                            PRINCIPAL
FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                                      AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

 St. Charles Parish Solid Waste Disposal Revenue, Louisiana Power and Light Co. Project,
    7.05%, 4/01/22 .....................................................................................    $1,500,000    $1,590,030
    Series A, 7.00%, 12/01/22 ..........................................................................       750,000       815,993
    St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 .......................     2,500,000     2,479,650
 St. John's Baptist Parish Sales Tax District, 7.30%,
    12/01/08 ...........................................................................................       430,000       451,840
    12/01/09 ...........................................................................................       275,000       288,467
 St. Mary's Public Trust Financing Authority SFMR, Refunding, Series A, 7.625%, 3/25/12 ................       118,738       122,293
 St. Tammany's Public Trust Financing Authority SFMR, ETM, Series A, 7.20%,
    7/01/10 ............................................................................................       165,000       193,586
    7/01/11 ............................................................................................        50,000        60,130
 State Colleges and Universities Lease Revenue, University of Southwestern Louisiana,
    Cajundome, MBIA Insured, 5.65%, 9/01/26 ............................................................     4,080,000     4,366,783
 Tangipahoa Parish Hospital Service Revenue, District No. 1, Refunding, AMBAC Insured, 6.25%,
    2/01/24 ............................................................................................     5,500,000     5,957,270
 Ville Platte Utilities Revenue, Pre-Refunded, 7.80%, 5/01/02 ..........................................       205,000       208,575
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ........     3,000,000     3,033,150
 West Feliciana Parish PCR, Gulf State Utility Co. Project,
    7.70%, 12/01/14 ....................................................................................     6,500,000     7,162,220
    Refunding, 8.00%, 12/01/24 .........................................................................     5,000,000     5,223,650
                                                                                                                        ------------
 TOTAL BONDS (COST $153,438,884) .......................................................................                 161,770,811
                                                                                                                        ------------
 ZERO COUPON BONDS 1.4%
 Shreveport Water and Sewer Revenue, Refunding, Series B, FGIC Insured,12/01/11 (COST $2,054,418) ......     5,000,000     2,305,400
                                                                                                                        ------------
 TOTAL LONG TERM INVESTMENTS (COST $155,493,302) .......................................................                 164,076,211
                                                                                                                        ------------
(a)SHORT TERM INVESTMENTS .8%
 De Soto Parish PCR, Central Louisiana Electric Co., Refunding, Weekly VRDN and Put, 2.95%, 7/01/18 ....       100,000       100,000
 Lake Charles Harbor and Terminal District Revenue Updates, Reynolds Metal Company Project,
    Weekly VRDN and Put, 2.90%, 5/01/06 ................................................................       400,000       400,000
 Louisiana Public Facilities Authority Hospital Revenue, Willis Knighton Medical Center Weekly
    VRDN and Put, 3.10%, 9/01/27 .......................................................................       100,000       100,000
 Louisiana Public Facilities Authority Revenue, Kenner Hotel, Ltd., Daily VRDN and Put, 3.15%, 12/01/15        100,000       100,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
    Weekly VRDN and Put, 2.60%, 7/01/28 ................................................................       700,000       700,000
                                                                                                                        ------------
 TOTAL SHORT TERM INVESTMENTS (COST $1,400,000) ........................................................                   1,400,000
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $156,893,302) 98.4% ...........................................................                 165,476,211
 OTHER ASSETS, LESS LIABILITIES 1.6% ...................................................................                   2,605,332
                                                                                                                        ------------
 NET ASSETS 100.0% .....................................................................................                $168,081,543
                                                                                                                        ============

See glossary of terms on page 107.

(a) Variable rate demand notes (VRDN) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                                                YEAR ENDED FEBRUARY 28,
                                                 ---------------------------------------------------------------------------------
CLASS A                                              1999              1998             1997             1996***           1995
                                                 -----------        -----------      -----------      -----------      -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $     11.64        $     11.33      $     11.38      $     10.92      $     11.36
                                                 -----------        -----------      -----------      -----------      -----------

Income from investment operations:
 Net investment income ......................            .58                .59              .61              .62              .63
 Net realized and unrealized gains (losses) .            .06                .32             (.03)             .47             (.45)
                                                 -----------        -----------      -----------      -----------      -----------
Total from investment operations ............            .64                .91              .58             1.09              .18
                                                 -----------        -----------      -----------      -----------      -----------
Less distributions from:
 Net investment income ......................           (.58)(2)           (.60)(1)         (.63)            (.63)            (.62)
 Net realized gains .........................           (.04)                --               --               --               --
                                                 -----------        -----------      -----------      -----------      -----------
Total distributions .........................           (.62)              (.60)            (.63)            (.63)            (.62)
                                                 -----------        -----------      -----------      -----------      -----------
Net asset value, end of year ................    $     11.66        $     11.64      $     11.33      $     11.38      $     10.92
                                                 -----------        -----------      -----------      -----------      -----------

Total return* ...............................           5.64%              8.27%            5.24%           10.18%            1.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   253,014        $   213,005      $   185,234      $   175,078      $   153,145
Ratios to average net assets:
 Expenses ...................................            .74%               .74%             .73%             .74%             .73%
 Net investment income ......................           4.91%              5.20%            5.42%            5.56%            5.86%
Portfolio turnover rate .....................           6.02%              3.19%           12.71%            8.11%           20.30%

CLASS C
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........    $    11.72      $    11.40      $    11.44     $    10.93
                                               ----------      ----------      ----------     ----------

Income from investment operations:
 Net investment income ....................           .51             .54             .55            .47
 Net realized and unrealized gains (losses)           .07             .31            (.03)           .51
                                               ----------      ----------      ----------     ----------
Total from investment operations ..........           .58             .85             .52            .98
                                               ----------      ----------      ----------     ----------
Less distributions from:
 Net investment income ....................          (.51)(2)        (.53)           (.56)          (.47)
 Net realized gains .......................          (.04)             --              --             --
                                               ----------      ----------      ----------     ----------
Total distributions .......................          (.55)           (.53)           (.56)          (.47)
                                               ----------      ----------      ----------     ----------
Net asset value, end of year ..............    $    11.75      $    11.72      $    11.40     $    11.44
                                               ----------      ----------      ----------     ----------

Total return* .............................          5.11%           7.70%           4.68%          9.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........    $   16,826      $   10,515      $    5,084     $      913
Ratios to average net assets:
 Expenses .................................          1.29%           1.30%           1.27%          1.31%**
 Net investment income ....................          4.35%           4.63%           4.78%          4.95%**

Portfolio turnover rate ...................          6.02%           3.19%          12.71%          8.11%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

***For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

(1) Includes distributions in excess of net investment income in the amount of $.005.

(2) Includes distributions in excess of net investment income in the amount of $.004 and $.003 for Class A and C, respectively.

84                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999



                                                                                                          PRINCIPAL
FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                      AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 94.8%
Anne Arundel County GO, Second Issue, 7.75%, 3/15/08 ...............................................     $   200,000     $   204,420
Anne Arundel County Mortgage Revenue, Refunding, Series, A, MBIA Insured, 6.00%, 1/01/26 ...........       1,650,000       1,732,962
Anne Arundel County PCR, Baltimore Gas and Electric Co. Project, Refunding, 6.00%, 4/01/24 .........       9,500,000      10,188,370
Baltimore Consolidated Public Improvement, Series A, FGIC Insured, 5.30%,
    10/15/15 .......................................................................................       1,470,000       1,532,990
    10/15/17 .......................................................................................       1,500,000       1,549,125
Baltimore Convention Center Revenue, FGIC Insured, Pre-Refunded, 6.15%, 9/01/19 ....................       4,250,000       4,752,223
Baltimore COP,
    Emergency Telecommunication Phase II, Series A, MBIA Insured, 5.00%, 10/01/17 ..................       2,000,000       2,012,160
    Refunding, Series C, MBIA Insured, 7.25%, 4/01/16 ..............................................         545,000         574,337
Baltimore County Authority Revenue, Series 1989, 7.20%, 7/01/19 ....................................          90,000          92,582
Baltimore County Mortgage Revenue, Old Orchard Apartments Project, Refunding, Series A,
    MBIA Insured,
    7.00%, 7/01/16 .................................................................................       1,000,000       1,090,120
    7.125%, 1/01/27 ................................................................................       3,000,000       3,283,170
Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding, Series A,
    6.75%, 8/01/02 .................................................................................       1,010,000       1,085,689
    7.00%, 8/01/11 .................................................................................       3,225,000       3,553,466
Baltimore GO, Series B, 7.15%, 10/15/08 ............................................................       1,000,000       1,234,040
Baltimore Port Facilities Revenue, Consolidated Coal Sales, Series A, 6.50%, 10/01/11 ..............       1,850,000       2,024,363
Baltimore Project Revenue, Wastewater Project, Refunding, Series B, FGIC Insured, 5.00%,
    7/01/18 ........................................................................................       1,000,000       1,000,790
    7/01/28 ........................................................................................       4,000,000       3,963,240
Baltimore Revenue, Wastewater Project, Refunding, Series A, FGIC Insured,
    5.80%, 7/01/15 .................................................................................       5,000,000       5,408,350
    5.50%, 7/01/26 .................................................................................       3,150,000       3,285,072
Frederick County College Revenue, Hood College Project, 7.20%, 7/01/09 .............................         350,000         368,011
Frederick County EDR, Manekin Frederick Project, Refunding, Series A, 7.50%, 12/01/14 ..............         500,000         523,325
Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and
    Improvement, FSA Insured, 6.00%, 9/01/21 .......................................................       8,000,000       8,689,920
Harford County Mortgage Revenue, Greenbrier V Apartments Project, Refunding, FHA Insured,
    6.50%, 11/01/26 ................................................................................       3,000,000       3,250,140
Howard County Mortgage Revenue, Normandy Woods III Apartments Project, Refunding, Series A,
    6.10%, 7/01/25 .................................................................................       2,000,000       2,125,460
Kent County College Revenue, Washington College Project, Pre-Refunded, 7.70%, 7/01/18 ..............         300,000         308,886
Maryland Environmental Services COP, Water and Waste Facilities, Series A, 6.70%, 6/01/11 ..........       1,900,000       2,026,293
    Maryland Local Government Insurance Trust Capitalization Program, Series A, 7.125%, 8/01/09 ....         650,000         690,885
Maryland State CDA,
    Department of Economics and Community Development, MFHR, Series A, 7.375%, 5/15/26 .............         155,000         156,550
    Department of Housing and Community Development, Infrastructure Financing, Series A,
AMBAC Insured, Pre-Refunded, 7.25%, 6/01/09 ........................................................         130,000         133,938
    Department of Housing and Community Development, MFHR, Series A, 7.50%, 5/15/31 ................          30,000          30,813
    Department of Housing and Community Development, MFHR Mortgage, Series A, 7.80%, 5/15/32 .......         985,000       1,032,241
    Department of Housing and Community Development, MFHR Mortgage, Series A, 6.85%, 5/15/33 .......       1,800,000       1,913,580
    Department of Housing and Community Development, MFHR Mortgage, Series D, 7.70%, 5/15/20 .......       1,000,000       1,056,440
    Department of Housing and Community Development, MFHR Mortgage, Series E, 7.10%, 5/15/28 .......         675,000         711,443
    Department of Housing and Community Development, Residential, Series D, 5.25%, 9/01/29 .........       5,000,000       4,962,400
    Department of Housing and Community Development, Series B, 5.35%, 9/01/30 ......................       3,000,000       3,017,340
    Department of Housing and Community Development, SF Program, 1st Series, 7.40%, 4/01/17 ........         140,000         143,088
    Department of Housing and Community Development, SF Program, 2nd Series, 7.60%, 4/01/23 ........         510,000         534,602
    Department of Housing and Community Development, SF Program, 3rd Series, 7.375%, 4/01/26 .......         300,000         306,795
    Department of Housing and Community Development, SF Program, 3rd Series, 7.25%, 4/01/27 ........       1,435,000       1,500,565
    Department of Housing and Community Development, SF Program, 4th Series, 7.375%, 4/01/10 .......         995,000       1,035,566
    Department of Housing and Community Development, SF Program, 4th Series, 7.45%, 4/01/32 ........         940,000         981,689
    Department of Housing and Community Development, SF Program, 5th Series, 6.85%, 4/01/11 ........       1,955,000       2,053,591
    Department of Housing and Community Development, SFHR Program, First Series, 7.30%, 4/01/17 ....       1,000,000       1,047,660
Maryland State EDC, Lease Revenue, Hilton Street Facilities, Series A, 7.00%, 1/01/10 ..............       1,000,000       1,095,590
Maryland State Energy Financing Administration Solid Waste Disposal Revenue,
    Limited Obligation, Wheelabrator Water Projects, 6.45%, 12/01/16 ...............................       3,000,000       3,278,580
Maryland State Health and Higher Educational Facilities Authority Revenue,
    Anne Arundel Medical Center, FSA Insured, 5.10%, 7/01/18 .......................................       3,375,000       3,392,078
    Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/28 ......................................       2,000,000       2,010,960

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                                          PRINCIPAL
FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                      AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Maryland State Health and Higher Educational Facilities Authority Revenue, (cont.)
    Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 ......................................    $  5,190,000    $  5,196,280
    Charity Obligation Group, Series A, 5.00%, 11/01/19 ............................................       1,515,000       1,499,502
    Charity Obligation Group, Series A, 5.00%, 11/01/29 ............................................       2,250,000       2,194,718
    Doctors Community Hospital, Pre-Refunded, 8.75%, 7/01/12 .......................................       1,000,000       1,090,690
    Doctors Community Hospital, Pre-Refunded, 8.75%, 7/01/22 .......................................         250,000         272,673
    Doctors Community Hospital, Refunding, 5.75%, 7/01/13 ..........................................       3,000,000       3,053,790
    Francis Scott Key Facility, junior lien, Refunding, 5.625%, 7/01/25 ............................       2,520,000       2,596,079
    Franklin Square Hospital, MBIA Insured, Pre-Refunded, 7.50%, 7/01/19 ...........................         150,000         155,195
    Helix Health Issue, ETM, 5.00%, 7/01/27 ........................................................      11,000,000      10,802,990
    Johns Hopkins Medical Institutions, Parking Facilities, AMBAC Insured, 5.50%, 7/01/26 ..........       9,750,000      10,138,635
    Johns Hopkins Medicine, Howard County Hospital, General Hospital Acquisition Issue,
      MBIA Insured, 5.00%, 7/01/29 .................................................................       2,250,000       2,211,885
    Johns Hopkins Medicine, MBIA Insured, 5.00%, 7/01/19 ...........................................       3,000,000       2,988,420
    Johns Hopkins University, Refunding, 5.625%, 7/01/17 ...........................................       1,150,000       1,221,645
    Kernan Hospital, Connie Lee Insured, 6.10%, 7/01/24 ............................................       1,700,000       1,840,794
    Mercy Medical Center Project, Refunding, FSA Insured, 5.75%, 7/01/26 ...........................       1,500,000       1,593,270
    Upper Chesapeake Hospitals, Series A, FSA Insured, 5.375%, 1/01/28 .............................       9,440,000       9,667,315
 Maryland State Industrial Development Financing Authority EDR, FSA Insured, Pre-Refunded,
    7.10%, 7/01/18 .................................................................................       1,350,000       1,485,756
 Maryland State Industrial Development Financing Authority Revenue,
    American Center Physics Headquarters, 6.625%, 1/01/17 ..........................................       6,000,000       6,478,320
 Maryland State Stadium Authority Lease Revenue, Convention Center Expansion, AMBAC Insured,
    5.875%, 12/15/14 ...............................................................................       4,655,000       5,074,276
 Maryland State Stadium Authority Sports Facilities Lease Revenue,
    AMBAC Insured, 5.75%, 3/01/22 ..................................................................       5,000,000       5,308,900
    AMBAC Insured, 5.80%, 3/01/26 ..................................................................       2,045,000       2,171,095
    Series D, 7.60%, 12/15/19 ......................................................................         500,000         523,475
 Maryland State Transportation Facilities Authority Revenue, Refunding, Series 1992,
    5.75%, 7/01/13 .................................................................................       5,400,000       5,563,998
 Maryland Water Quality Financing Administration Revenue, Revolving Loan Fund, Series A,
    6.55%, 9/01/14 .................................................................................       1,000,000       1,078,540
 Montgomery County Housing Opportunities Commission MFHR, Series B, 6.00%, 7/01/37 .................       2,500,000       2,638,575
 Montgomery County Housing Opportunities Commission MFMR, Series A,
    7.25%, 7/01/11 .................................................................................         430,000         456,875
    7.00%, 7/01/23 .................................................................................       2,410,000       2,564,626
 Montgomery County Housing Opportunities Commission SFMR, Series A,
    6.80%, 7/01/17 .................................................................................       1,940,000       2,028,833
    7.50%, 7/01/17 .................................................................................         445,000         464,362
    7.625%, 7/01/17 ................................................................................          90,000          91,225
 Montgomery County Revenue Authority Golf Course System Revenue, Series A, 6.125%, 10/01/22 ........       1,000,000       1,058,980
 Northeast Solid Waste Disposal Authority Revenue, Montgomery County Resources Recreation
    Project, Series A,
    6.20%, 7/01/10 .................................................................................       3,100,000       3,361,175
    6.30%, 7/01/16 .................................................................................       6,000,000       6,413,520
 Ocean City GO, Refunding, MBIA Insured, 5.75%,
    3/15/12 ........................................................................................       1,880,000       2,039,650
    3/15/13 ........................................................................................       1,120,000       1,209,802
    3/15/14 ........................................................................................       1,180,000       1,274,058
 Prince George's County COP, Real Estate Acquisition Program II, MBIA Insured, 6.00%, 9/15/14 ......       2,050,000       2,252,356
 Prince George's County GO, Consolidated Public Improvement, MBIA Insured, 5.00%, 4/15/18 ..........       2,100,000       2,105,208
 Prince George's County Hospital Revenue, Dimensions Health Corp., Pre-Refunded, 7.00%, 7/01/22 ....       1,000,000       1,123,430
 Prince George's County Housing Authority MFHR, Emerson House Project, Series A, 7.00%, 4/15/19 ....       5,500,000       5,946,930
 Prince George's County Housing Authority Mortgage Revenue, New Keystone Apartments Project,
    Refunding, Series A, MBIA Insured, 6.80%, 7/01/25 ..............................................       2,900,000       3,045,377
 Prince George's County IDA, Lease Revenue, Upper Marlboro Justice Center Project,
    MBIA Insured, 5.80%, 6/30/14 ...................................................................       2,750,000       2,945,498
 Prince George's County Parking Authority Revenue, Justice Center Facilities Project,
    Refunding, 6.45%, 5/01/05 ......................................................................         500,000         543,680
 Prince George's County PCR, Refunding, Potomac Electric Project,
    6.00%, 9/01/22 .................................................................................       1,200,000       1,277,748
    6.375%, 1/15/23 ................................................................................       2,975,000       3,219,724
 Puerto Rico Commonwealth GO,
    5.50%, 7/01/17 .................................................................................       4,050,000       4,257,764
    5.40%, 7/01/25 .................................................................................       1,950,000       2,026,595
    Public Improvement, Refunding, 5.75%, 7/01/17 ..................................................       3,000,000       3,245,370
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, 5.50%, 7/01/26 ...       6,900,000       7,248,656

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                                          PRINCIPAL
FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                      AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Puerto Rico Electric Power Authority Revenue, Series AA, MBIA Insured, 5.375%, 7/01/27 ............    $ 3,000,000     $  3,096,990
 Rockville Mortgage Revenue, Summit Apartments Project, Refunding, Series A, MBIA Insured,
    5.70%, 1/01/26 .................................................................................       1,145,000       1,191,463
 University of Maryland Auxiliary Facilities System and Tuition Revenue, Series A, 5.60%, 4/01/16 ..       1,000,000       1,051,640
 Virgin Islands PFA Revenue, senior lien,
    Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ..........................................       1,700,000       1,718,784
    Refunding, Series A, 5.50%, 10/01/14 ...........................................................       3,300,000       3,379,397
 Washington Suburban Sanitary District GO, General Construction, 5.25%, 6/01/19 ....................       1,330,000       1,353,966
                                                                                                                        ------------
 TOTAL LONG TERM INVESTMENTS (COST $241,637,414) ...................................................                     255,786,396
                                                                                                                        ------------
(a)SHORT TERM INVESTMENTS 4.0%
 Community Development Administration MF Development Revenue,
    Avalon Lea Apartments Project, Refunding, FNMA Insured, Weekly VRDN and Put, 2.90%, 6/15/26 ....       2,200,000       2,200,000
    Avalon Ridge Apartments Project, Refunding, FNMA Insured, Weekly VRDN and Put, 2.90%, 6/15/26 ..       2,600,000       2,600,000
 Maryland State Health and Higher Educational Facilities Authority Revenue,
    Catholic Health Initiatives, Series B, Weekly VRDN and Put, 3.00%, 12/01/15 ....................       3,300,000       3,300,000
    Pooled Loan Program, Series A, Weekly VRDN and Put, 2.95%, 4/01/35 .............................         200,000         200,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
    AMBAC Insured, Weekly VRDN and Put, 2.60%, 7/01/28 .............................................       2,600,000       2,600,000
                                                                                                                        ------------
 TOTAL SHORT TERM INVESTMENTS (COST $10,900,000) ...................................................                      10,900,000
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $252,537,414) 98.8% .......................................................                     266,686,396
 OTHER ASSETS, LESS LIABILITIES 1.2% ...............................................................                       3,153,081
                                                                                                                        ------------
 NET ASSETS 100.0% .................................................................................                    $269,839,477
                                                                                                                        ============

See Glossary of terms on page 107.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.                     87

FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                                                 YEAR ENDED FEBRUARY 28,
                                                   -------------------------------------------------------------------------------
CLASS A                                                1999            1998              1997           1996***           1995
                                                   -----------      -----------      -----------      -----------      -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............    $     12.23      $     11.83      $     11.94      $     11.44      $     11.94
                                                   -----------      -----------      -----------      -----------      -----------

Income from investment operations:
 Net investment income ........................            .61              .64              .65              .65              .65
 Net realized and unrealized gains (losses) ...             --              .44             (.07)             .49             (.50)
                                                   -----------      -----------      -----------      -----------      -----------
Total from investment operations ..............            .61             1.08              .58             1.14              .15
                                                   -----------      -----------      -----------      -----------      -----------
Less distributions from:
 Net investment income ........................           (.62)            (.64)            (.65)            (.64)            (.65)
 Net realized gains ...........................           (.03)            (.04)            (.04)              --               --
                                                   -----------      -----------      -----------      -----------      -----------
Total distributions ...........................           (.65)            (.68)            (.69)            (.64)            (.65)
                                                   -----------      -----------      -----------      -----------      -----------
Net asset value, end of year ..................    $     12.19      $     12.23      $     11.83      $     11.94      $     11.44
                                                   ===========      ===========      ===========      ===========      ===========

Total return* .................................           5.12%            9.43%            5.06%           10.23%            1.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............    $   386,948      $   308,045      $   269,564      $   247,522      $   227,442
Ratios to average net assets:
 Expenses .....................................            .70%             .71%             .70%             .71%             .70%
 Net investment income ........................           4.99%            5.32%            5.56%            5.58%            5.75%
Portfolio turnover rate .......................          15.21%           14.30%           21.81%           18.27%           19.84%

CLASS C
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........    $    12.27      $    11.85      $    11.97     $    11.47
                                               ----------      ----------      ----------     ----------

Income from investment operations:
 Net investment income ....................           .54             .58             .57            .48
 Net realized and unrealized gains (losses)           .01             .45            (.07)           .50
                                               ----------      ----------      ----------     ----------
Total from investment operations ..........           .55            1.03             .50            .98
                                               ----------      ----------      ----------     ----------
Less distributions from:
 Net investment income ....................          (.55)           (.57)           (.58)          (.48)
 Net realized gains .......................          (.03)           (.04)           (.04)            --
                                               ----------      ----------      ----------     ----------
Total distributions .......................          (.58)           (.61)           (.62)          (.48)
                                               ----------      ----------      ----------     ----------
Net asset value, end of year ..............    $    12.24      $    12.27      $    11.85     $    11.97
                                               ==========      ==========      ==========     ==========

Total return* .............................          4.58%           8.96%           4.32%          8.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........    $   20,396      $   10,045      $    4,295     $    1,325
Ratios to average net assets:
 Expenses .................................          1.25%           1.27%           1.27%          1.27%**
 Net investment income ....................          4.44%           4.75%           4.92%          4.94%**
Portfolio turnover rate ...................         15.21%          14.30%          21.81%         18.27%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

***For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

88                           See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                         PRINCIPAL
FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                     AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.4%
Audrain County Hospital Revenue, Audrain Medical Center Project, Refunding,
   AMBAC Insured, 7.35%, 11/01/08 ..................................................................     $   500,000     $   549,780
Bi State Development Agency Missouri Illinois Metropolitan District,
   St. Clair County Metrolink Extension, Series A, MBIA Insured, 5.00%, 7/01/28 ....................      11,500,000      11,290,815
   Term Facilities Revenue, American Commercial Lines Inc., Pre-Refunded, 7.75%, 6/01/10 ...........       3,000,000       3,249,570
Cape Girardeau County IDA, Solid Waste Disposal Revenue, Procter and Gamble Paper Products,
   5.30%, 5/15/28 ..................................................................................       6,875,000       6,885,931
Fenton Public Facility Authority Leasehold Revenue, 5.25%, 1/01/18 .................................       2,250,000       2,239,178
Guam Airport Authority Revenue,
   Series A, 6.50%, 10/01/23 .......................................................................       1,075,000       1,171,202
   Series B, 6.60%, 10/01/10 .......................................................................         500,000         548,520
   Series B, 6.70%, 10/01/23 .......................................................................       4,000,000       4,390,560
Hannibal IDA, Health Facilities, 5.75%, 3/01/22 ....................................................       1,800,000       1,925,082
Hazelwood IDA, MFHR, Lakes Apartments Project, Refunding, Series A, 6.10%, 9/20/26 .................       1,745,000       1,831,151
Jackson County IDAR, St. Joseph's Health Center Corp., MBIA Insured, 6.50%, 7/01/19 ................       3,000,000       3,245,700
Jackson County Public Building Corp. Leasehold Revenue, Capital Improvement Projects,
   MBIA Insured, 5.70%, 12/01/17 ...................................................................       1,595,000       1,697,846
Jefferson County GO, Reorganized School District No. R-3, AMBAC Insured, 7.00%, 3/01/09 ............         370,000         389,333
Kansas City Airport Revenue, General Improvement, Series B, FSA Insured, Pre-Refunded,
   6.875%, 9/01/12 .................................................................................         605,000         701,389
Kansas City IDA, MFHR,
   Hilltop Village Apartments Project, Refunding, Series A, 5.70%, 10/01/17 ........................       1,030,000       1,055,915
   Hilltop Village Apartments Project, Refunding, Series A, 5.80%, 10/01/27 ........................       1,555,000       1,596,099
   Mews Apartments Project, Series A, 6.30%, 7/01/20 ...............................................       3,345,000       3,562,927
Kansas City IDAR, Ewing Marion Kauffman, Series B, 5.70%, 4/01/27
Kansas City Land Clearance RDA Lease Revenue, Municipal Auditorium..................................      11,100,000      11,640,792
and Muehlebach Hotel, Series A, FSA Insured, 5.90%, 12/01/18........................................       5,000,000       5,422,100
Kansas City MAC Revenue, Leasehold Improvement,
   Citywide Infrastructure, Series B, FSA Insured, 6.50%, 3/01/14 ..................................       7,790,000       8,571,259
   Truman Medical Center, Series A, Pre-Refunded, 7.00%, 11/01/11 ..................................       1,665,000       1,813,951
Kansas City Tax Increment Financing Commission Tax Increment Revenue, Briarcliff West Project,
   Series B, 7.00%, 11/01/14 .......................................................................       3,525,000       3,674,249
Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
   Pre-Refunded, 6.25%, 12/01/16 ...................................................................       4,535,000       5,275,203
   Pre-Refunded, 6.40%, 12/01/25 ...................................................................       7,000,000       8,211,840
   Refunding, 5.25%, 12/01/14 ......................................................................       1,000,000         999,920
   Refunding, 5.25%, 12/01/26 ......................................................................       1,000,000         985,540
Lee's Summit IDAR, John Knox Village Project,
   6.55%, 8/15/10 ..................................................................................       1,000,000       1,085,780
   6.625%, 8/15/13 .................................................................................       2,000,000       2,176,240
Missouri School Board Association COP, Pooled Finance Program,
   Series A-3, BIG Insured, 7.875%, 3/01/06 ........................................................           5,000           5,071
   Series A-5, BIG Insured, 7.375%, 3/01/06 ........................................................         130,000         132,350
Missouri School Board Association Lease COP,
   Fox C-6 School District, FSA Insured, 5.75%, 3/01/16 ............................................       6,150,000       6,613,649
   Republic R-3 School District Project, Refunding, FSA Insured, 6.00%, 3/01/16 ....................       2,220,000       2,404,082
Missouri State Development Finance Board Recreation Facilities Revenue, YMCA Greater
   Saint Louis Project, Series A, 5.40%, 9/01/18 ...................................................       7,420,000       7,613,959
Missouri State Environmental Improvement and Energy Resources Authority
   Environmental Improvement Revenue, Union Electric Co. Project, Series A, 7.40%, 5/01/20 .........       2,390,000       2,535,240
Missouri State Environmental Improvement and Energy Resources Authority PCR,
   National Rural Association, Electric Project, Series G-6, AMBAC Insured, 5.85%, 2/01/13 .........       2,100,000       2,280,621
   Thomas Hill Electric Cooperative, 5.50%, 12/01/11 ...............................................       2,000,000       2,139,520
Missouri State Environmental Improvement and Energy Resources Authority Water PCR,
   Revolving Fund Program, PCR, Kansas City Project, Series A, 5.75%, 1/01/16 ......................       1,000,000       1,061,310
   Series A, 7.00%, 10/01/10 .......................................................................         940,000       1,004,070
   Series A, 6.55%, 7/01/14 ........................................................................       4,500,000       4,894,470
   Series A, FSA Insured, 6.05%, 7/01/16 ...........................................................       1,000,000       1,091,900
   Series B, 7.125%, 12/01/10 ......................................................................         430,000         462,310
   Series B, 5.80%, 1/01/15 ........................................................................       1,000,000       1,067,900
   Series B, 7.20%, 7/01/16 ........................................................................       2,000,000       2,288,780
 Missouri State HDC,
   MFHR, FHA Insured, 8.50%, 12/01/29 ..............................................................         135,000         137,487
   Series B, GNMA Secured, 6.40%, 12/01/24 .........................................................       2,190,000       2,292,295

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                       PRINCIPAL
FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                   AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Missouri State HDC, (cont.)
     SFMR, Homeowner Loan, Series D, GNMA Secured, 6.125%, 3/01/28 ............................       $ 1,755,000       $ 1,835,906
     SFMR, Series A, GNMA Secured, 7.625%, 2/01/22 ............................................           270,000           279,172
     SFMR, Series B, GNMA Secured, 6.10%, 9/01/14 .............................................         1,775,000         1,871,116
     SFMR, Series B, GNMA Secured, 7.625%, 6/01/21 ............................................           235,000           240,546
     SFMR, Series B, GNMA Secured, 7.75%, 6/01/22 .............................................         1,235,000         1,286,351
     SFMR, Series B, GNMA Secured, 6.45%, 9/01/27 .............................................         1,675,000         1,776,204
     SFMR, Series B-2, 5.50%, 3/01/25 .........................................................         2,070,000         2,100,201
     SFMR, Series C, GNMA Secured, 6.90%, 7/01/18 .............................................         1,345,000         1,416,850
     SFMR, Series D-2, FNMA/GNMA Insured, 5.40%, 9/01/28 ......................................         2,350,000         2,368,730
 Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
     Washington University, 5.00%, 11/15/37 ...................................................         3,000,000         2,934,450
 Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
     BJC Health System, MBIA Insured, 5.00%, 5/15/38 ..........................................         5,000,000         4,776,800
     Children's Mercy Hospital, 5.30%, 5/15/28 ................................................        12,420,000        12,273,444
     Freeman Health Systems Project, 5.25%, 2/15/28 ...........................................         2,750,000         2,678,088
     Health Midwest, Series A, MBIA Insured, 6.40%, 2/15/15 ...................................         5,000,000         5,373,200
     Health Midwest, Series B, MBIA Insured, 6.10%, 6/01/11 ...................................           700,000           764,554
     Health Midwest, Series B, MBIA Insured, 6.25%, 6/01/14 ...................................         1,990,000         2,202,154
     Health Midwest, Series B, MBIA Insured, 6.25%, 2/15/22 ...................................         1,100,000         1,175,988
     Heartland Health, Refunding and Improvement, 8.125%, 10/01/10 ............................           865,000           904,738
     Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17 ..........................         2,745,000         2,977,364
     Jefferson Memorial Hospital Obligated Group, 6.75%, 5/15/15 ..............................         4,000,000         4,367,200
     Jefferson Memorial Hospital Obligated Group, 6.80%, 5/15/25 ..............................         3,250,000         3,533,400
     Lake of the Ozarks General Hospital, 6.25%, 2/15/11 ......................................           410,000           446,088
     Lake of the Ozarks General Hospital, FSA Insured, 5.10%, 2/15/18 .........................         2,000,000         2,011,620
     Lake of the Ozarks General Hospital, FSA Insured, 5.125%, 2/15/24 ........................         3,500,000         3,487,680
     Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 ...........................           330,000           358,961
     Lake of the Ozarks General Hospital, Refunding, Pre-Refunded, 6.25%, 2/15/11 .............           840,000           966,428
     Lake of the Ozarks General Hospital, Refunding, Pre-Refunded, 6.50%, 2/15/21 .............           670,000           780,919
     Lutheran Senior Services, Refunding, 5.875%, 2/01/23 .....................................         2,600,000         2,687,646
     Lutheran Senior Services, Series A, 6.375%, 2/01/27 ......................................         4,000,000         4,287,360
     Park Lane Medical Center, Series A, 4.70%, 1/01/04 .......................................         1,900,000         1,961,978
     Park Lane Medical Center, Series A, 5.60%, 1/01/15 .......................................        10,300,000        10,717,253
     SSM Health Care, Refunding, Series AA, MBIA Insured, 6.25%, 6/01/16 ......................           795,000           862,845
     SSM Health Care, Series AA, MBIA Insured, Pre-Refunded, 6.25%, 6/01/16 ...................           205,000           225,799
 Missouri State Health and Educational Facilities Authority Revenue, SSM Health Care,
     Refunding, Series A, MBIA Insured, 5.00%,
     6/01/18 ..................................................................................         7,310,000         7,282,588
     6/01/22 ..................................................................................         5,000,000         4,938,700
 Missouri State Western College Revenue, Student Housing, Pre-Refunded, 8.00%, 10/01/16 .......         5,000,000         5,647,900
 Moberly Water and Sewer Revenue, Refunding and Improvement, FGIC Insured, Pre-Refunded, 7.50%,
     8/01/15 ..................................................................................         1,000,000         1,077,950
 North Kansas City Hospital Revenue, AMBAC Insured, 5.00%, 11/15/28 ...........................         4,300,000         4,221,353
 Northeast State University Recreational Facility Revenue, Campus Recreational Center Project,
 AMBAC Insured, 5.80%, 6/01/15 ................................................................         1,000,000         1,064,410
 Northwest Educational Facilities Authority Leasehold Revenue, Jefferson County, FSA Insured,
     5.70%, 3/01/15 ...........................................................................         5,200,000         5,482,776
 O Fallon Public Facilities Authority Leasehold Revenue,
     Refunding, AMBAC Insured, 5.10%, 9/01/18 .................................................         2,000,000         1,992,660
     Series A, AMBAC Insured, 5.40%, 2/01/17 ..................................................         1,575,000         1,626,062
 Phelps County Hospital Revenue, Regional Medical Center, Refunding, Connie Lee Insured, 6.00%,
     5/15/13 ..................................................................................         5,000,000         5,334,950
 Poplar Bluff Public Building Corp. Leasehold Revenue, Series A, MBIA Insured, Pre-Refunded,
     5.50%, 9/01/12 ...........................................................................         2,820,000         3,116,241
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
     Pre-Refunded, 9.00%, 7/01/09 .............................................................            40,000            49,564
 Puerto Rico Commonwealth GO,
     5.00%, 7/01/27 ...........................................................................         2,000,000         1,964,180
     Public Improvement, 5.00%, 7/01/28 .......................................................         4,000,000         3,927,240
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, 5.00%,
     7/01/38 ..................................................................................         5,000,000         4,857,300
 Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
    7.90%, 7/01/07 ............................................................................            50,000            51,665
    7.75%, 7/01/08 ............................................................................           475,000           485,669

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                   AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Puerto Rico Electric Power Authority Revenue,
    Refunding, Series N, 7.125%, 7/01/14 .......................................................       $ 1,110,000       $ 1,141,591
    Refunding, Series O, 7.125%, 7/01/14 .......................................................           280,000           287,969
    Series DD, 5.00%, 7/01/28 ..................................................................         2,470,000         2,406,793
    Series X, 6.00%, 7/01/15 ...................................................................         2,375,000         2,573,455
Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ............................           320,000           332,486
Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ................         1,265,000         1,333,652
Puerto Rico Industrial Medical and Environmental PCFA, Revenue, Upjohn Co. Project, 7.50%,
     12/01/23 ..................................................................................           300,000           310,029
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%, 7/01/22 ....         2,500,000         2,577,550
 Puerto Rico Port Authority Revenue, Special Facilities, American Airlines, Series A, 6.25%,
6/01/26 ........................................................................................         2,500,000         2,692,400
 Puerto Rico Public Finance Corp. Commonwealth Appropriation, Series A, 5.00%, 6/01/26 .........         1,865,000         1,818,785
 Raymore GO, FSA Insured, 6.00%, 3/01/14 .......................................................         1,000,000         1,061,030
 Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
    5.625%, 8/15/18 ............................................................................         3,000,000         2,946,000
    5.70%, 8/15/28 .............................................................................         5,250,000         5,154,293
 Springfield Waterworks Revenue, Series A, Pre-Refunded, 5.60%, 5/01/23 ........................         2,000,000         2,184,500
 St. Charles County Community College, Pre-Refunded, 7.25%, 3/01/06 ............................           500,000           515,000
 St. Charles County IDA, MFHR, Ashwood Apartments Project, Series A, FSA Insured, 5.60%,
    4/01/30 ....................................................................................         1,000,000         1,018,970
 St. Charles Public Facility Authority Leasehold Revenue, Refunding, AMBAC Insured, 5.80%,
    2/01/10 ....................................................................................         3,000,000         3,219,600
 St. Louis Airport Revenue, Lambert-St. Louis International Airport, Refunding and Improvement,
    FGIC Insured, 6.125%, 7/01/15 ..............................................................         2,000,000         2,138,240
 St. Louis County Housing Authority MFHR, Kensington Square Apartments Project, Refunding,
    6.55%, 3/01/14 .............................................................................         1,000,000         1,062,550
    6.65%, 3/01/20 .............................................................................         2,750,000         2,964,005
 St. Louis County IDA,
    Elderly Housing Revenue, Centenary Towers Apartments Project, 6.40%, 4/01/14 ...............         1,000,000         1,076,080
    Elderly Housing Revenue, Centenary Towers Apartments Project, 6.55%, 4/01/19 ...............         1,000,000         1,066,000
    Health Facilities Revenue, Mother of Perpetual Help, 6.40%, 8/01/35 ........................         1,895,000         2,086,376
    MFHR, South Summit Apartments, Refunding, Series A, 6.10%, 4/20/32 .........................         1,250,000         1,326,513
 St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28 ......................         1,500,000         1,503,660
 St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 ..............................            20,000            20,419
 St. Louis County Regional Convention and Sports Complex Authority Revenue, Convention and
Sports Project, Refunding, Series B, 5.75%, 8/15/21 ............................................         5,565,000         5,697,057
 St. Louis IDA, Sewer and Solid Waste Disposal Facilities Revenue, Anheuser-Busch Project,
    5.875%, 11/01/26 ...........................................................................         1,000,000         1,063,710
 St. Louis Land Clearance RDA, Kiel Site Lease, Refunding, Series A, MBIA Insured, 5.125%,
    7/01/21 ....................................................................................         1,625,000         1,637,204
 St. Louis Municipal Finance Corp. Leasehold Revenue,
    City Justice Center Improvement, Series A, AMBAC Insured, 6.00%, 2/15/19 ...................         5,370,000         5,874,189
    Refunding, Series A, 6.00%, 7/15/13 ........................................................        10,000,000        10,450,200
 St. Louis Parking Facilities Revenue,
    Marquette Building Facilities, Series A, MBIA Insured, 5.25%, 12/15/23 .....................         1,000,000         1,019,080
    Pre-Refunded, 6.625%, 12/15/21 .............................................................           470,000           527,157
 St. Louis Regional Convention and Sports Complex Authority Revenue,
    Convention and Sports Facilities, Refunding, Series C, AMBAC Insured, 5.625%, 8/15/21 ......         4,725,000         4,982,985
    Series C, 7.75%, 8/15/01 ...................................................................         1,640,000         1,739,610
    Series C, 7.90%, 8/15/21 ...................................................................           555,000           609,212
    Series C, Pre-Refunded, 7.90%, 8/15/21 .....................................................        10,345,000        12,112,340
 Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association,
    5.30%, 5/15/18 .............................................................................         3,000,000         2,974,770
 Taney County Reorganization School District No. R-V GO, Direct Deposit Program,
    5.80%, 3/01/17 .............................................................................         2,585,000         2,812,170
 University of Missouri Health Facilities Revenue,
    Health System, Refunding, Series A , AMBAC Insured, 5.60%, 11/01/26 ........................         5,000,000         5,262,500
    Series A, AMBAC Insured, 5.125%, 11/01/28 ..................................................         5,000,000         4,965,700
 University of Missouri Revenues, System Facilities, 5.80%, 11/01/27 ...........................         4,000,000         4,255,120
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 ............................................................................         2,500,000         2,556,075
    5.50%, 10/01/22 ............................................................................         2,500,000         2,508,375
 Webb City School District No. R-VII Facilities Group Leasehold Revenue, Refunding and
    Improvement, FSA Insured, 5.625%, 8/01/16 ..................................................         1,115,000         1,171,740

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                   AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
West Plains IDA, Hospital Revenue, Ozarks Medical Center Project,
    Refunding, 5.50%, 11/15/12 ...............................................................       $  1,000,000       $  1,016,090
    Refunding, 5.60%, 11/15/17 ...............................................................          1,700,000          1,701,190
    Refunding, 5.65%, 11/15/22 ...............................................................          1,500,000          1,501,050
    Series A, Pre-Refunded, 8.625%, 9/15/20 ..................................................          1,935,000          2,094,115
                                                                                                                        ------------
 TOTAL LONG TERM INVESTMENTS (COST $375,017,737) .............................................                           396,614,712
                                                                                                                        ------------
(a)SHORT TERM INVESTMENTS .7%
 Kansas City IDA, Hospital Revenue, Research Health Services System, MBIA Insured, Daily VRDN
and Put,
    3.25%, 10/15/14 ..........................................................................          1,300,000          1,300,000
    3.25%, 10/15/15 ..........................................................................          1,300,000          1,300,000
 Missouri Higher Education Loan Authority Student Loan Revenue, Refunding, Series A, Weekly
VRDN and Put, 3.10%, 6/01/17 .................................................................            300,000            300,000
                                                                                                                        ------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,900,000) ..............................................                             2,900,000
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $377,917,737) 98.1% .................................................                           399,514,712
 OTHER ASSETS, LESS LIABILITIES 1.9% .........................................................                             7,829,107
                                                                                                                        ------------
 NET ASSETS 100.0% ...........................................................................                          $407,343,819
                                                                                                                        ------------

See glossary of terms on page 107.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                         YEAR ENDED FEBRUARY 28,
                                                                    ----------------------------------------------------------------
CLASS A                                                               1999           1998            1997         1996***     1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................    $ 12.11         $11.73         $ 11.75      $ 11.37     $11.92
                                                                    ----------------------------------------------------------------
Income from investment operations:
 Net investment income .........................................        .60            .62             .64          .64        .65
 Net realized and unrealized gains (losses) ....................        .06            .38            (.03)         .39       (.55)
                                                                    ----------------------------------------------------------------
Total from investment operations ...............................        .66           1.00             .61         1.03        .10
                                                                    ----------------------------------------------------------------
Less distributions from net investment income ..................       (.61)          (.62)           (.63)        (.65)(1)   (.65)
                                                                    ----------------------------------------------------------------
Net asset value, end of year ...................................    $ 12.16        $ 12.11         $ 11.73      $ 11.75     $ 11.37
                                                                    ================================================================

Total return* ..................................................       5.54%          8.78%           5.38%        9.28%       1.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................   $ 349,419      $ 297,406       $ 260,979    $ 247,031   $ 216,263
Ratios to average net assets:
 Expenses ......................................................        .70%            .70%           .70%         .71%        .70%
 Net investment income .........................................       4.95%           5.24%          5.47%        5.52%       5.75%
Portfolio turnover rate ........................................       5.44%           9.95%          9.98%       25.19%      25.05%


CLASS C
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................    $ 12.18          $ 11.79       $ 11.80      $ 11.41
                                                                    -------------------------------------------------------
Income from investment operations:
 Net investment income .........................................        .54              .56           .57          .49
 Net realized and unrealized gains (losses) ....................        .06              .39          (.02)         .38
                                                                    -------------------------------------------------------
Total from investment operations ...............................        .60              .95           .55          .87
                                                                    -------------------------------------------------------
Less distributions from net investment income ..................       (.54)            (.56)         (.56)        (.48)
                                                                    -------------------------------------------------------
Net asset value, end of year ...................................    $ 12.24          $ 12.18       $ 11.79       $ 11.80
                                                                    =======================================================

Total return* ..................................................       5.02%            8.22%         4.83%         7.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................   $ 38,171         $ 20,043       $ 9,607       $ 2,430
Ratios to average net assets:
 Expenses ......................................................       1.25%            1.26%         1.26%         1.28%**
 Net investment income .........................................       4.40%            4.69%         4.85%         4.90%**
Portfolio turnover rate ........................................       5.44%            9.95%         9.98%        25.19%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

** Annualized

*** For the period May 1, 1995 (effective date) to February 29, 1996 for
    Class C.

(1)Includes distributions in excess of net investment income in the amount of $.001.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                          PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                                AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.3%
Appalachian State University Revenue, Teachers College Utility System,
  MBIA Insured, Pre-Refunded, 6.10%, 5/15/13 ..............................................................$1,075,000  $1,210,998
  Refunding, MBIA Insured, 5.00%, 5/15/24 ................................................................. 4,410,000   4,329,077
Asheville COP, Series A, MBIA Insured, 5.125%, 6/01/18 .................................................... 1,000,000   1,009,850
Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 .............................................. 4,000,000   4,282,360
Buncombe County Metropolitan Sewage District System Revenue, Series B, 6.75%, 7/01/16 .....................    10,000      10,863
Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%, 9/01/19 ....................... 5,115,000   5,166,713
Charlotte COP, Convention Facility Project, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/11 .................. 2,250,000   2,501,393
Charlotte GO,
  Public Improvements, Series A, 5.00%, 2/01/22 ........................................................... 2,190,000   2,213,827
  Water and Sewer, Pre-Refunded, 5.90%, 2/01/18 ........................................................... 1,000,000   1,112,250
  Water and Sewer, Pre-Refunded, 5.60%, 5/01/20 ........................................................... 5,980,000   6,680,258
Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
  5.90%, 1/15/16 .......................................................................................... 3,465,000   3,701,278
  Carolinas Healthcare System, Series A, 5.125%, 1/15/22 .................................................. 8,000,000   7,888,160
  Pre-Refunded, 5.90%, 1/15/16 ............................................................................ 1,535,000   1,731,910
  Refunding, Series 1992, 6.25%, 1/01/20 .................................................................. 2,620,000   2,780,711
  Refunding, Series 1992, Pre-Refunded, 6.25%, 1/01/20 .................................................... 1,000,000   1,090,080
Coastal Solid Waste Disposal System Authority Revenue,
  Regional Solid Waste Management, Refunding, 6.50%, 6/01/08 .............................................. 3,100,000   3,357,238
Columbus County Industrial Facilities and PCFA, Solid Water
 Disposal Revenue, International Paper Co. Project, Refunding, Series A,
 5.80%, 12/01/16 .......................................................................................... 1,450,000   1,511,089
Concord COP, Series B, MBIA Insured,
  5.75%, 6/01/16 .......................................................................................... 1,475,000   1,591,053
  6.125%, 6/01/21 ......................................................................................... 2,180,000   2,394,163
Concord Utilities Systems Revenue, Series A, MBIA Insured, 5.00%, 12/01/22 ................................ 2,000,000   1,969,780
Cumberland County COP, Civic Center Project,
  Refunding, AMBAC Insured, 5.00%, 12/01/18 ............................................................... 3,000,000   2,944,410
  Refunding, AMBAC Insured, 5.00%, 12/01/24 ............................................................... 2,760,000   2,708,830
  Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/19 .................................................. 3,500,000   4,031,615
  Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/24 .................................................. 3,765,000   4,336,866
Cumberland County Hospital Facility System Revenue, MBIA Insured, 6.00%, 10/01/21 ......................... 2,500,000   2,594,525
Dare County COP, Series B, MBIA Insured, 5.00%, 5/01/19 ...................................................   400,000     394,476
Davidson County COP, MBIA Insured, 5.00%, 6/01/18 .........................................................   600,000     584,046
Davie County GO, North Carolina Water, Unlimited Tax, Pre-Refunded, 7.10%,
  4/01/10 .................................................................................................   350,000     371,102
  4/01/11 .................................................................................................   250,000     265,073
Duplin County COP, Social Service Administrative Building,
 Solid Waste Project, FGIC Insured, 6.75%, 9/01/12 ........................................................ 2,000,000   2,162,600
Durham COP, Series 1991, 6.875%, 4/01/09 .................................................................. 1,650,000   1,774,344
Durham County COP,
  Hospital and Office Facilities Project, Pre-Refunded, 6.00%, 5/01/14 .................................... 3,000,000   3,370,230
  Hospital and Office Facilities Project, Pre-Refunded, 6.00%, 5/01/17 .................................... 3,200,000   3,594,912
  Jail Facilities and Computer Equipment Project, Pre-Refunded, 6.625%, 5/01/14 ........................... 3,000,000   3,255,570
Fayetteville Public Works Commission Revenue,
  FSA Insured, 5.125%, 3/01/17 ............................................................................ 2,500,000   2,540,075
  FSA Insured, 5.125%, 3/01/24 ............................................................................ 2,000,000   2,021,040
  Series A, FSA Insured, 6.00%, 3/01/16 ................................................................... 2,000,000   2,121,660
Forsyth County COP, 5.00%, 10/01/18 ....................................................................... 1,000,000     982,930
Gaston COP, Police Station Project, FGIC Insured, 5.70%, 8/01/15 .......................................... 1,500,000   1,603,155
Gaston County COP, Public Facilities Project, MBIA Insured, 5.25%, 12/01/16 ............................... 1,000,000   1,038,570
Gaston County Industrial Facilities and PCFA Revenue, Duke Power Co. Project, 7.70%, 10/01/12 .............   750,000     787,470
Gastonia Combined Utilities System Revenue, MBIA Insured, Pre-Refunded, 6.10%, 5/01/19 .................... 2,200,000   2,476,738
Greensboro COP, Coliseum Arena Expansion Project, 6.75%, 12/01/09 ......................................... 1,610,000   1,739,605
Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24 ....................... 1,320,000   1,393,405
Greenville COP, Public Facilities and Equipment Project, 5.00%, 6/01/20 ...................................   800,000     784,544
Guam Power Authority Revenue, Series A, 6.375%, 10/01/08 .................................................. 1,000,000   1,086,310
Halifax County Industrial Facilities and PCFA Revenue, Champion International
 Corporate Project, 5.45%, 11/01/33 ....................................................................... 4,000,000   3,896,400
Halifax County Insured Facility PCR, Solid Waste Disposal,
  Champion International Corp., 8.15%, 11/01/19 ...........................................................   400,000     417,916

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                                AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Haywood County Industrial Facilities and PCFA,
    Environmental Improvement Revenue, Champion International Project, 6.25%, 9/01/25 ...........     $ 2,000,000     $ 2,118,780
    Solid Waste Disposal Revenue, Champion International, 8.10%, 11/01/09 .......................         195,000         203,816
    Solid Waste Disposal Revenue, Champion International, Pre-Refunded, 8.10%, 11/01/09 .........           5,000           5,265
 Highpoint Special Obligation Sales Tax Revenue, Solid Waste Management Project, 7.15%, 7/01/01 .       1,165,000       1,179,621

 Kinston Enterprise System Revenue, Combined Enterprise System, FSA Insured, 5.70%, 4/01/21 .....       1,700,000       1,815,311
 Kinston Housing Authority Mortgage Revenue, Kinston Towers Project, Refunding, 6.75%, 12/01/18 .       3,155,000       3,331,459

 Martin County Industrial Facilities and PCFA Revenue,
    Pollution Control, Weyerhaeuser Co. Project, Refunding, 6.375%, 1/01/10 .....................       3,000,000       3,204,480
    Solid Waste, Weyerhaeuser Co. Project, 5.65%, 12/01/23 ......................................       2,000,000       2,028,900
    Solid Waste, Weyerhaeuser Co. Project, 6.00%, 11/01/25 ......................................       4,000,000       4,214,840
 Mooresville Grade School District COP, AMBAC Insured, 6.35%, 10/01/14 ..........................       1,000,000       1,088,280
(b)New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project,
    MBIA Insured, 5.00%, 10/01/28
                                                                                                        4,000,000       3,897,360
 New Hanover County Industrial Facilities and PCFA Revenue, Refunding, 6.70%, 7/01/19 ...........       1,000,000       1,075,750
 North Carolina Central University Revenue, Student Fee, O'Kelley/Riddick, AMBAC Insured, 5.00%,
    4/01/18 .....................................................................................         500,000         492,725
    4/01/23 .....................................................................................         650,000         638,365
 North Carolina Eastern Municipal Power Agency Power System Revenue,
    Refunding, MBIA Insured, 5.375%, 1/01/24 ....................................................       9,300,000       9,510,087
    Refunding, Series A, 6.50%, 1/01/17 .........................................................       9,000,000       9,546,930
    Refunding, Series A, 6.50%, 1/01/18 .........................................................       3,000,000       3,413,640
    Refunding, Series B, 6.00%, 1/01/14 .........................................................       3,000,000       3,123,660
    Series B, MBIA Insured, 5.875%, 1/01/21 .....................................................       5,000,000       5,426,150
 North Carolina Educational Facilities Finance Agency Revenue, High Point College Project, 7.10%,
    12/01/07 ....................................................................................         190,000         197,993
    12/01/08 ....................................................................................         205,000         213,549
    12/01/09 ....................................................................................         220,000         228,991
 North Carolina HFA,
    Home Ownership, Series 2-B, 5.10%, 7/01/17 ..................................................       1,450,000       1,457,990
    MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28 ...........................       2,500,000       2,654,150
    MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 ......................................       3,000,000       3,132,000
    MF, Refunding, Series J, 5.45%, 7/01/17 .....................................................       2,175,000       2,226,548
    MFR, Refunding, Series B, 6.90%, 7/01/24 ....................................................       2,925,000       3,142,796
    Refunding, Series F, 6.70%, 1/01/27 .........................................................       4,855,000       5,263,500
    SF, Refunding, Series DD, 6.20%, 9/01/27 ....................................................       2,965,000       3,097,802
    SF, Series JJ, 6.45%, 9/01/27 ...............................................................       4,805,000       5,069,659
    SFMR, Series H, Pre-Refunded, 8.05%, 3/01/19 ................................................          40,000          40,749
    SFMR, Series J, 7.40%, 3/01/22 ..............................................................         160,000         165,352
    SFMR, Series M, 7.85%, 9/01/28 ..............................................................         310,000         320,754
    SFR, Refunding, Series S, 6.95%, 3/01/17 ....................................................       2,550,000       2,708,687
    SFR, Series AA, 6.25%, 3/01/17 ..............................................................         935,000         992,269
    SFR, Series RR, 5.85%, 9/01/28 ..............................................................       3,000,000       3,122,010
    SFR, Series X, 6.65%, 9/01/19 ...............................................................       2,135,000       2,270,637
 North Carolina Medical Care Commission Health Care Facilities Revenue,
    Duke University Health Systems Project, Series B, 5.00%, 6/01/28 ............................       5,000,000       4,828,300
    Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/18 ...................       1,500,000       1,476,030
    Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/24 ...................       5,500,000       5,375,535
    Stanley Memorial Hospital Project, Pre-Refunded, 7.80%, 10/01/19 ............................       1,250,000       1,309,388
 North Carolina Medical Care Commission Health System Revenue, Catholic Health East Project,
    Series C, AMBAC Insured, 5.00%,
    11/15/18 ....................................................................................       2,500,000       2,447,675
    11/15/28 ....................................................................................       4,850,000       4,696,546
 North Carolina Medical Care Commission Hospital Revenue,
    Annie Penn Memorial Hospital Project, Pre-Refunded, 7.50%, 8/15/21 ..........................       4,700,000       5,293,140
    Annie Penn Memorial Hospital Project, Refunding, 5.25%, 1/01/12 .............................       1,940,000       1,954,201
    Annie Penn Memorial Hospital Project, Refunding, 5.375%, 1/01/22 ............................       1,920,000       1,906,118
    Duke University Hospital Project, Series C, 5.25%, 6/01/26 ..................................       1,500,000       1,493,415
    Halifax Memorial Hospital Project, Pre-Refunded, 6.75%, 8/15/24 .............................       3,500,000       3,910,445
    Halifax Regional Medical Center Project, 5.00%, 8/15/18 .....................................       1,500,000       1,426,530

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                                AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 North Carolina Medical Care Commission Hospital Revenue, (cont.)
    Halifax Regional Medical Center Project, 5.00%, 8/15/24 .....................................     $ 2,800,000     $ 2,623,908
    Mission St. Joseph's Health System Project, MBIA Insured, 5.125%, 10/01/28 ..................       5,000,000       4,921,200
    North Carolina Baptist Hospitals Project, Refunding, Series A, 6.00%, 6/01/22 ...............       4,830,000       5,111,589
    Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 .......................................       2,780,000       2,737,299
    Roanoke-Chowan Hospital Project, Pre-Refunded, 7.75%, 10/01/19 ..............................       3,000,000       3,140,790
    Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19 ....................       1,090,000       1,114,209
    Wake County Hospital System Project, MBIA Insured, 5.375%, 10/01/26 .........................      10,500,000      10,767,855
    Wayne Memorial Hospital Project, AMBAC Insured, Pre-Refunded, 6.00%, 10/01/21 ...............       1,000,000       1,083,250
    Wilson Memorial Hospital Project, Refunding, AMBAC Insured, 5.625%, 11/01/18 ................       5,000,000       5,300,050
    Wyne Memorial Hospital Project, Refunding, AMBAC Insured, 5.00%, 10/01/21 ...................       2,205,000       2,152,433
 North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
    Refunding, 6.25%, 1/01/17 ...................................................................       6,820,000       7,221,084
    Series A, MBIA Insured, 5.125%, 1/01/17 .....................................................       1,000,000       1,005,300
    Series A, MBIA Insured, 5.00%, 1/01/20 ......................................................       2,000,000       1,961,800
 North Carolina State Education Assistance Authority Revenue, Guaranteed,
    Student Loan, Subordinated Lien,
    Series A, 6.05%, 7/01/10 ....................................................................       3,310,000        3,461,499
    Series A, 6.30%, 7/01/15 ....................................................................       1,500,000        1,583,280
    Series C, 6.35%, 7/01/16 ....................................................................       4,500,000        4,738,860
 Northampton County Insured Facility PCR, Solid Waste Disposal,
  Champion International Corp., 8.05%, 11/01/04 .................................................         400,000          417,712
Onslow County Combined Enterprise System Revenue, MBIA Insured, 6.00%, 6/01/15 ..................       2,000,000        2,172,240
Pender County COP, Pre-Refunded, 7.70%, 6/01/11 .................................................       1,195,000        1,327,203
Person County COP, Law Enforcement Center Project, Series 1991, MBIA Insured, 7.125%, 6/01/11 ...       2,165,000        2,343,894
Pitt County COP,
   FGIC Insured, 6.00%, 4/01/12 .................................................................         750,000          803,115
   MBIA Insured, 5.85%, 4/01/17 .................................................................       5,055,000        5,539,926
Puerto Rico Commonwealth GO,
   Pre-Refunded, 6.45%, 7/01/17 .................................................................       8,050,000        9,210,408
   Series 1990, Pre-Refunded, 7.25%, 7/01/10 ....................................................         500,000          535,675
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Refunding, Series R, 7.15%, 7/01/00 ..........................................................       1,250,000        1,309,938
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
   7.75%, 7/01/08 ...............................................................................         100,000          102,246
   7.50%, 7/01/09 ...............................................................................          25,000           25,555
Puerto Rico Electric Power Authority Revenue,
   Refunding, Series N, 7.125%, 7/01/14 .........................................................         160,000          164,554
   Refunding, Series O, 7.125%, 7/01/14 .........................................................         850,000          874,191
   Series P, Pre-Refunded, 7.00%, 7/01/21 .......................................................       1,000,000        1,099,530
   Series T, Pre-Refunded, 6.375%, 7/01/24 ......................................................       1,000,000        1,142,050
   Series X, 6.125%, 7/01/21 ....................................................................       5,000,000        5,711,700
Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .............................         365,000          379,242
Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 .................       2,205,000        2,324,665
Puerto Rico Industrial Medical and Environmental
  PCFA Revenue, Upjohn Co. Project, 7.50%, 12/01/23 .............................................         300,000          310,029
Puerto Rico Public Finance Corp. Commonwealth Appropriation, Series A, 5.00%, 6/01/26 ...........       1,000,000          975,220
Puerto Rico Telephone Authority Revenue, Refunding, Series L,
   6.00%, 1/01/12 ...............................................................................       1,885,000        1,995,876
   6.125%, 1/01/22 ..............................................................................       1,490,000        1,575,601
Raeford HDC Revenue, First Lien, Yadkin Trail, Refunding, Series A, 6.00%, 7/15/22 ..............       1,420,000        1,473,122
Robeson County GO, Refunding, 7.20%,
   6/01/10 ......................................................................................         110,000          113,161
   6/01/11 ......................................................................................         115,000          118,313
   6/01/12 ......................................................................................         120,000          123,440
Robeson County Industrial Facilities and PCFA Revenue, Campbell Soup Co. Project,
  Refunding 6.40%, 12/01/06 .....................................................................       1,750,000        1,993,460
Rutherford County COP, Public Facilities Project, FGIC Insured, 6.25%, 6/01/23 ..................       1,850,000        2,020,700
Sampson Area Development Corp. Installment Payment Revenue, MBIA Insured, 4.75%, 6/01/24 ........       1,900,000        1,806,044
Scotland County COP, Jail/Courthouse Project, FSA Insured, 6.75%, 3/01/11 .......................       1,000,000        1,068,900
Stokes County COP, MBIA Insured, 7.00%, 3/01/06 .................................................       1,000,000        1,077,050
University of North Carolina at Chapel Hill Revenue, Parking System, Series A, 5.70%, 5/15/27 ...       3,000,000        3,128,370

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                                AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 University of North Carolina at Charlotte Revenue, Student Activity Center, MBIA Insured, 5.50%,
    6/01/16 .....................................................................................      $ 1,000,000      $ 1,047,810
    6/01/21 .....................................................................................        3,500,000        3,643,150
 University of North Carolina at Greensboro Revenue, Student Facilities System,
    Series B, MBIA Insured, 5.45%, 4/01/23 ......................................................        1,000,000        1,036,850
    Series C, AMBAC Insured, 5.30%, 4/01/23 .....................................................        3,785,000        3,898,057
 University of North Carolina at Wilmington Revenue, Student Union System,
  AMBAC Insured, Pre-Refunded, 6.90%, 1/01/07 ...................................................          250,000          262,777
 Virgin Islands PFA Revenue, Senior Lien, Fund Loan Notes, Refunding, Series A,
    5.50%, 10/01/18 .............................................................................        2,000,000        2,022,100
    5.625%, 10/01/25 ............................................................................        1,575,000        1,603,774
 Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co., 6.90%, 4/01/09       10,000,000       10,509,400

 Wilmington COP, AMBAC Insured, 5.20%, 11/01/17 .................................................        1,500,000        1,523,940
 Winston-Salem SFMR, 8.00%, 9/01/07 .............................................................          290,000          303,310
 Winston-Salem Water and Sewer System Revenue, Series B, 5.70%, 6/01/17 .........................        2,250,000        2,381,647
                                                                                                                        ------------
TOTAL LONG TERM INVESTMENTS (COST $360,019,289)                                                                         380,969,997
                                                                                                                        ------------
(a)SHORT TERM INVESTMENTS 1.3%
North Carolina Educational Facilities Finance Agency Revenue,
 Belmont Abbey College, Weekly  VRDN and Put,2.85%, 6/01/18 ...........................................     1,745,000      1,745,000
 North Carolina Medical Care Commission Hospital Revenue,
    Angel Medical Center Inc. Project, Weekly VRDN and Put, 2.85%, 10/01/16 ...........................       700,000        700,000
    Pooled Financing Project, ACES, Series B, Daily VRDN and Put, 3.20%, 10/01/13 .....................       500,000        500,000
    Vadese General Hospital Inc. Project, Refunding, Weekly VRDN and Put, 2.85%, 10/01/16 .............       300,000        300,000
 North Carolina Medical Care Commission Revenue, Carol Woods Project, Daily VRDN and Put 3.20%, 4/01/21       800,000        800,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
    Weekly VRDN and Put,  2.60%, 7/01/28 ..............................................................     1,100,000      1,100,000
                                                                                                                        ------------
 TOTAL SHORT TERM INVESTMENTS (COST $5,145,000) .......................................................                    5,145,000
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $365,164,289) 99.6% ..........................................................                  386,114,997
 OTHER ASSETS, LESS LIABILITIES .4% ...................................................................                    1,474,844
                                                                                                                        ------------
 NET ASSETS 100.0% ....................................................................................                 $387,589,841
                                                                                                                        ============



 See glossary of terms on page 107.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN TEXAS TAX-FREE INCOME FUND

                                                                                      YEAR ENDED FEBRUARY 28,
                                                                        ------------------------------------------------------------
CLASS A                                                                    1999      1998         1997       1996***          1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................   $ 11.68      $ 11.37     $ 11.58     $ 11.25       $ 11.72
                                                                        ------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................................       .60          .62         .66         .67          .68
 Net realized and unrealized gains (losses) .........................      (.05)         .36         --          .34         (.49)
                                                                        ------------------------------------------------------------
Total from investment operations ....................................       .55          .98         .66        1.01          .19
                                                                        ------------------------------------------------------------
Less distributions from:
 Net investment income ..............................................      (.60)(2)     (.63)       (.67)       (.68)         (.66)
 In excess of net investment income .................................        --         (.01)        --          --           --
 Net realized gains .................................................      (.21)        (.03)       (.20)        --           --
                                                                        ------------------------------------------------------------
Total distributions .................................................      (.81)        (.67)       (.87)       (.68)         (.66)
                                                                        ------------------------------------------------------------
Net asset value, end of year ........................................   $ 11.42       $ 11.68     $ 11.37    $ 11.58       $ 11.25
                                                                        ============================================================

Total return* .......................................................      4.86%         8.91%       5.91%       9.15%        1.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................  $127,739     $ 130,578    $126,612     $129,702     $130,684
Ratios to average net assets:
 Expenses ...........................................................       .77%          .76%        .75%          .76%        .73%
 Net investment income ..............................................      5.17%         5.44%       5.70%         5.86%       6.05%
Portfolio turnover rate .............................................     25.26%        34.52%      35.57%        18.38%       6.36%


CLASS C
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $ 11.81      $ 11.49     $ 11.68    $ 11.27
                                                                             ------------------------------------------------
Income from investment operations:
 Net investment income ...................................................       .53          .58         .60         .51
 Net realized and unrealized gains (losses) ..............................      (.03)         .35         .02         .40
                                                                             ------------------------------------------------
Total from investment operations .........................................       .50          .93         .62         .91
                                                                             ------------------------------------------------
Less distributions from:
Net investment income ....................................................      (.53)(2)     (.58)(1)    (.61)        (.50)
Net realized gains .......................................................      (.21)        (.03)       (.20)           -
                                                                             ------------------------------------------------
Total distributions ......................................................      (.74)        (.61)       (.81)        (.50)
                                                                             ------------------------------------------------
Net asset value, end of year .............................................   $ 11.57       $ 1.81     $ 11.49      $ 11.68
                                                                             ================================================
Total return* ............................................................      4.40%        8.31%       5.48%        8.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................................   $ 5,229       $2,076        $740          $79
Ratios to average net assets:
 Expenses ................................................................      1.33%        1.33%       1.32%        1.33%**
 Net investment income ...................................................      4.61%        4.79%       5.03%        5.23%**
Portfolio turnover rate                                                        25.26%       34.52%      35.57%       18.38%



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

***For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

(1)Includes distributions in excess of net investment income in the amount of $.001.

(2)Includes distributions in excess of net investment income in the amount of $.0005 and $.0003 for Class A and Class C, respectively.

                       See notes to financial statements

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999



                                                                                                          PRINCIPAL
FRANKLIN TEXAS TAX-FREE INCOME FUND                                                                         AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 100.4%
Aldine ISD, Series A, 5.00%, 2/15/22 ...............................................................      $3,000,000      $2,947,650
Alliance Airport Authority Special Facilities Revenue, American Airlines Inc.
    Project, 7.00%, 12/01/11 .......................................................................       2,250,000       2,646,788
Austin Utility System Revenue,
    Refunding, MBIA Insured, 5.50%, 5/15/14 ........................................................       1,325,000       1,382,068
    Series A, AMBAC Insured, 6.75%, 11/15/07 .......................................................         800,000         868,152
    Series A, Pre-Refunded, 8.00%, 11/15/16 ........................................................          50,000          54,832
Bexar County Health Facilities Development Corp. Revenue, Incarnate Word
    Health Services, ETM, Refunding, FSA Insured, Pre-Refunded,
    6.00%, 11/15/15 ................................................................................       3,000,000       3,414,450
Bexar County HFC Revenue, GNMA Secured, 8.10%, 3/01/24 .............................................         100,000         105,204
Bexar Metropolitan Water District Waterworks Systems Revenue,
   Refunding, MBIA Insured, 6.35%, 5/01/25 .........................................................       1,890,000       2,101,661
Brazos Higher Education Authority Revenue, Student Loan Inc.,
   Refunding, Series A-2, 6.80%, 12/01/04 ..........................................................         825,000         885,514
Brazos River Authority PCR, Texas Utilities Electric Co. Project, Collateralized,
   Refunding, Series C, 5.55%, 6/01/30 .............................................................       3,000,000       2,925,840
   Series A, 7.875%, 3/01/21 .......................................................................         500,000         541,395
Brazos River Authority Revenue, Houston Light and Power Co. Project,
   Collateralized, Refunding, Series A,  7.625%, 5/01/19 ...........................................         100,000         103,184
Cameron County HFC, Collateralized Mortgage Obligation,
  Refunding, Series B, FGIC Insured, 7.85%, 3/01/24 ................................................          80,000          84,176
Castleberry ISD, Refunding, 6.00%, 8/15/25 .........................................................       2,000,000       2,213,380
Cimarron MUD, Waterworks and Sewer System, Combined Tax and Revenue,
  Asset Guaranteed, 7.50%, 3/01/15 .................................................................       2,275,000       2,352,760
Clint ISD, GO,
  7.00%, 3/01/15 ...................................................................................       3,425,000       3,425,000
  Pre-Refunded, 7.00%, 3/01/15 .....................................................................         575,000         575,000
Comal County Health Facilities Development Corp. Revenue, McKenna Memorial Hospital,
  Refunding, FHA Insured, 7.375%, 1/15/21 ..........................................................       1,750,000       1,855,928
Coppell ISD, Refunding, 6.50%, 8/15/26 .............................................................       1,500,000       1,531,680
Corpus Christi HFC, SFMR, Refunding, Series A, MBIA Insured, 7.70%, 7/01/11 ........................         890,000         945,376
Dallas Civic Center Convention Complex Revenue, senior lien, AMBAC Insured,
  Pre-Refunded, 7.00%, 1/01/10 .....................................................................       2,000,000       2,126,420
Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue,
  American Airlines Inc., 8.00%, 11/01/24 ..........................................................       1,000,000       1,076,580
  American Airlines Inc., Refunding, 6.00%, 11/01/14 ...............................................       2,000,000       2,115,980
  Delta Airlines Inc., 7.625%, 11/01/21 ............................................................       2,000,000       2,175,700
Dallas-Fort Worth Regional Airport Revenue, Joint Dallas- Fort Worth
  International, Refunding, MBIA Insured,  5.75%, 11/01/24 .........................................       1,000,000       1,044,090
Dallas HFC, SFMR, GNMA Secured, 7.85%, 12/01/10 ....................................................         110,000         115,116
Dallas Housing Corp. Capital Projects Revenue, Section Eight,
  Assisted Projects, Refunding, 7.70%, 8/01/05 .....................................................         500,000         520,290
Denison Hospital Authority Revenue, Texoma Medical Center Inc. Project, 7.00%, 8/15/14 .............       1,250,000       1,370,075
El Paso HFC, SFMR, Refunding, Series A, 8.75%, 10/01/11 ............................................         425,000         457,636
Fort Worth HFC,
  HMR, Refunding, Series A, 8.50%, 10/01/11 ........................................................         750,000         805,020
  SFMR, GNMA Secured, 8.25%, 12/01/11 ..............................................................          25,000          25,733
Gonzales County Hospital District GO, Refunding, MBIA Insured, 7.65%, 2/15/07 ......................         100,000         101,937
Gulf Coast Waste Disposal Authority PCR, Union Carbide Corp., 7.45%, 8/01/04 .......................       1,200,000       1,203,912
Gulf Coast Waste Disposal Authority Revenue,
    Champion international Corp., Series A, 6.875%, 12/01/28 .......................................       1,000,000       1,086,520
    (b)Energy Corp, Project, 5.70%, 4/01/32 ........................................................       3,000,000       2,982,150
Gulf Coast Water Authority Texas Water Systems Contract Revenue,
   La Marque Project, Series D, AMBAC Insured,  5.00%, 8/15/22 .....................................       1,020,000         999,274
Harris County Health Facilities Development Corp. Hospital Revenue,
  Memorial Hospital System Project, AMBAC  Insured, Pre-Refunded,7.00%, 6/01/12 ....................         225,000         231,651
  Harris County Health Facilities Development Corp. Revenue,
  Hermann Hospital Project, FSA Insured, Pre-Refunded, 7.00%, 10/01/14 .............................         750,000         828,840
  Harrison County Health Facilities Development Corp. Hospital Revenue,
  Marshall Regional Medical Center Project, 5.50%, 1/01/18 .........................................       1,750,000       1,804,618
Laredo Airport COP, Limited Tax, AMBAC Insured, 7.00%, 8/01/09 .....................................         200,000         202,670
Leon County PCR, Nucor Corp. Project, Refunding, Series A, 7.375%, 8/01/09 .........................       2,000,000       2,171,580
Lower Colorado River Authority Revenue, Refunding, Series B, AMBAC Insured, 7.00%, 1/01/11 .........         205,000         219,194
Lower Neches Valley Authority IDC Revenue, Mobil Oil Refunding Corp., Refunding, 5.55% 3/01/33 .....       1,500,000       1,528,440
Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project,
  Collateralized, 7.50%, 12/15/14 ..................................................................       1,200,000       1,266,000
  Refunding, Series E, MBIA Insured, 6.10%, 7/01/28 ................................................       1,500,000       1,569,105
Matagorda County Navigation District No. 1 Revenue, Houston Light and Power Co.,
  Refunding, Series C, FGIC Insured, 7.125%, 7/01/19 ...............................................       1,500,000       1,547,370
  Mesquite Health Facilities Development Corp. Revenue, Retirement Facility,
  Christian Care Centers Inc.,  Refunding, Series A, 6.40%,
  2/15/16 ..........................................................................................       1,000,000       1,068,370
  2/15/20 ..........................................................................................       2,000,000       2,133,140


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                            PRINCIPAL
FRANKLIN TEXAS TAX-FREE INCOME FUND                                                                         AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Montgomery County Texas GO, Library,
    FGIC Insured, Pre-Refunded, 6.75%, 9/01/10 ...................................................      $    280,000      $  308,235
    FGIC Insured, Pre-Refunded, 6.75%, 9/01/11 ...................................................           295,000         324,748
    Refunding, FGIC Insured, 6.75%, 9/01/10 ......................................................           495,000         539,491
    Refunding, FGIC Insured, 6.75%, 9/01/11 ......................................................           530,000         577,636
 North Central Health Facility Development Corp. Revenue, C.C. Young Memorial Home Project,
    Refunding, 6.30%, 2/15/15 ....................................................................         1,530,000       1,634,499
    Refunding, 6.375%, 2/15/20 ...................................................................         2,785,000       2,994,014
    Series A, 5.375%, 2/15/14 ....................................................................           500,000         503,070
    Series A, 5.375%, 2/15/25 ....................................................................         1,750,000       1,727,040
 Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project,
Refunding, 5.60%, 1/01/27 ........................................................................         6,000,000       5,842,800
 Port Corpus Christi IDC Revenue, Valero, Refunding, Series C, 5.40%, 4/01/18 ....................         2,000,000       1,978,780
 Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%, 12/01/22 ....         2,000,000       2,063,720
 Red River Authority PCR, West Texas Utilities Co. Project, Oklahoma Central Power
and Light Co., Refunding, MBIA Insured,
 6.00%, 6/01/20 ..................................................................................         7,000,000       7,670,810
 Sabine River Authority PCR,
    Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18 .....................         5,000,000       5,501,800
    Texas Utilities Electric Co. Project, Collateralized, Refunding,
     FGIC Insured, 6.55%, 10/01/22 ...............................................................         1,200,000       1,306,284
 Socorro ISD, GO, 5.00%, 8/15/21 .................................................................         1,000,000         986,690
 Tarrant County Health Facilities Development Corp. Health Systems Revenue,
 Harris Methodist Health, ETM, FGIC Insured, 6.00%, 9/01/24 ......................................         4,000,000       4,341,880
 Tarrant County Health Facilities Development Corp. Revenue,
Bethesda Living Centers, Series C, 5.75%,
    8/15/18 ......................................................................................         1,570,000       1,550,061
    8/15/28 ......................................................................................         3,900,000       3,797,352
 Texas City IDC, Marine Terminal Revenue, ARCO Pipe Line Co. Project,
Refunding, 7.375%, 10/01/20 ......................................................................           500,000         649,330
 Texas Housing Agency Residential Development Mortgage Revenue, Series A, 7.60%, 7/01/16 .........         1,410,000       1,462,805
 Texas State Department of Housing and Community Affairs HMR,
Refunding, Series A, GNMA Secured, 6.95%, 7/01/23 ................................................         1,535,000       1,639,656
 Texas State GO, Veterans Housing Assistance Fund I, Refunding, 6.15%, 12/01/25 ..................         1,000,000       1,048,080
 Texas State Higher Education Coordinating Board College Student Loan Revenue,
senior lien, 7.70%, 10/01/25 .....................................................................         1,105,000       1,163,001
 Texas State Turnpike Authority Revenue, Mountain Creek Lake Bridge, 7.00%, 1/01/07 ..............            25,000          25,367
 Texas Water Development Board Revenue, State Revolving Fund, senior lien,
Series A, 5.75%, 7/15/16 .........................................................................         3,275,000       3,438,979
 Texas Water Resources Finance Authority Revenue, 7.625%, 8/15/08 ................................           755,000         767,148
 Tomball Hospital Authority Revenue, Refunding, 6.125%, 7/01/23 ..................................         2,000,000       2,089,740
 Travis County HFC, SFMR, GNMA Secured, 8.20%, 4/01/22 ...........................................            55,000          56,695
(b)Tyler Health Facilities Development Corp. Hospital Revenue,
 East Texas Medical Center Project, Series D, FSA Insured, 5.375%, 11/01/27 ......................         5,000,000       4,967,050
 University of Texas Revenues, Financing System, Refunding,
    Series A, 7.00%, 8/15/07 .....................................................................           665,000         724,318
    Series B, 6.75%, 8/15/13 .....................................................................         1,300,000       1,399,866
 Van Alstyne ISD, GO, Refunding, 5.95%, 8/15/29 ..................................................         1,885,000       2,092,086
    Waco Health Facilities Development Corp. Hospital Revenue,
Hillcrest Baptist Medical Center Project, MBIA  Insured, 7.125%, 9/01/14 .........................           500,000         533,610
 Waxahachie Community Development Corp. Sales Tax Revenue, MBIA Insured, 5.20%, 8/01/19 ..........         1,500,000       1,511,024
 West Side Calhoun County Navigation District Solid Waste Disposal Revenue,
Union Carbide Chemical and Plastics Co. Project, 8.20%, 3/15/21 ..................................         1,000,000       1,085,700
 Wylie ISD, GO,
    7.00%, 8/15/24 ...............................................................................           550,000         661,825
    Pre-Refunded, 7.00%, 8/15/24 .................................................................           450,000         557,302
 Ysleta ISD, GO, AMBAC Insured, Pre-Refunded, 7.10%, 8/15/05 .....................................           200,000         203,675
                                                                                                                         -----------
 TOTAL LONG TERM INVESTMENTS (COST $126,033,563) .................................................                       133,463,616
                                                                                                                         -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999(CONT.)

                                                                                          PRINCIPAL
FRANKLIN TEXAS TAX-FREE INCOME FUND                                                        AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------------------------
(a) SHORT TERM INVESTMENTS 4.7%

Brazos River Harbor Naval District Brazoria County Revenue,
  Dow Chemical Company Project, Refunding, Series A, Daily VRDN
  and Put, 3.20%, 8/01/22 ......................................................       $     200,000        $     200,000
Harris County IDC, PCR, Daily VRDN and Put, 3.25%, 3/01/24 .....................           2,700,000            2,700,000
Lone Star Airport Improvement Authority Revenue, Multiple Mode, Series A-1,
Daily VRDN and Put, 3.35%, 12/01/14 ............................................             500,000              500,000
Lubbock Health Facilities Development Corp. Revenue, St. Joseph Health System,
  Daily VRDN and Put, 3.25%, 7/01/13 ...........................................             200,000              200,000
North Central Health Facility Development Corp. Revenue,
   DATES, Hospital Presbyterian Medical Center, Series D, MBIA Insured, Daily
     VRDN and Put, 3.35%, 12/01/15 .............................................             400,000              400,000
   Hospital Presbyterian Medical Center, DATES, Series C, MBIA Insured, Daily
     VRDN and Put, 3.35%, 12/01/15 .............................................             300,000              300,000
Port Arthur Navigation District IDC, American Petrofina Inc., Daily VRDN and
  Put, 3.20%, 5/01/03 ..........................................................             100,000              100,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
  AMBAC Insured, Weekly VRDN and Put, 2.60%, 7/01/28 ...........................           1,900,000            1,900,000
                                                                                                            -------------
TOTAL SHORT TERM INVESTMENTS (COST $6,300,000) .................................                                6,300,000
                                                                                                            -------------
TOTAL INVESTMENTS (COST $132,333,563) 105.1% ...................................                              139,763,616
OTHER ASSETS, LESS LIABILITIES (5.1%) ..........................................                               (6,795,622)
                                                                                                            -------------
NET ASSETS 100.0% ..............................................................                            $ 132,967,994
                                                                                                            =============


See glossary of terms on page 107.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.





                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                                              YEAR ENDED FEBRUARY 28,
                                                -------------------------------------------------------------------------------
CLASS A .....................................          1999            1998            1997            1996***           1995
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     11.88     $     11.65     $     11.72     $     11.33       $     11.82
                                                -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .60             .62             .65             .66               .66
 Net realized and unrealized gains (losses) .           .03             .35            (.07)            .38              (.50)
                                                -------------------------------------------------------------------------------
Total from investment operations ............           .63             .97             .58            1.04               .16
                                                -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................        (.60)(1)          (.64)           (.64)           (.65)             (.65)
 Net realized gains .........................          (.03)           (.10)           (.01)           --                --
                                                -------------------------------------------------------------------------------
Total distributions .........................          (.63)           (.74)           (.65)           (.65)             (.65)
                                                -------------------------------------------------------------------------------
Net asset value, end of year ................   $     11.88     $     11.88     $     11.65     $     11.72       $     11.33
                                                -------------------------------------------------------------------------------

Total return* ...............................          5.40%           8.53%           5.15%           9.41%             1.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   379,670     $   332,199     $   287,172     $   271,396       $   255,965
Ratios to average net assets:
 Expenses ...................................           .68%            .69%            .69%            .69%              .69%
 Net investment income ......................          4.98%           5.29%           5.56%           5.66%             5.86%
Portfolio turnover rate .....................          8.90%          12.90%          19.25%          12.72%            21.73%

CLASS C
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     11.95     $     11.71     $     11.77     $     11.35
                                                -----------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .53             .57             .58             .49
 Net realized and unrealized gains (losses)             .03             .34            (.05)            .41
                                                -----------------------------------------------------------
Total from investment operations ............           .56             .91             .53             .90
                                                -----------------------------------------------------------
Less distributions from:
 Net investment income ......................        (.53)(1)          (.57)           (.58)           (.48)
 Net realized gains .........................          (.03)           (.10)           (.01)           --
                                                -----------------------------------------------------------
Total distributions .........................          (.56)           (.67)           (.59)           (.48)
                                                -----------------------------------------------------------
Net asset value, end of year ................   $     11.95      $    11.95     $     11.71     $     11.77
                                                -----------------------------------------------------------

Total return* ...............................          4.78%           7.97%           4.61%           8.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $    22,796      $   13,186     $     6,674     $     2,050
Ratios to average net assets:
 Expenses ...................................          1.24%           1.25%           1.25%           1.26%**
 Net investment income ......................          4.42%           4.72%           4.94%           5.06%**
Portfolio turnover rate .....................          8.90%          12.90%          19.25%          12.72%




*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

***For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

(1)Includes distributions in excess of net investment income in the amount of $.0005 and $.0004 for Class A and C, respectively.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999



                                                                                                   PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.5%
Abingdon IDA, Hospital Facilities Revenue, Johnston Memorial Hospital,
  Refunding, 5.375%, 7/01/28 ...............................................................     $ 5,000,000     $ 5,035,450
Albermarle County IDAR,
    Martha Jefferson Hospital, Refunding, 5.875%, 10/01/13 .................................       5,000,000       5,256,750
    University of Virginia Health Services Foundation, Pre-Refunded, 6.50%, 10/01/22 .......       1,125,000       1,251,360
    Arlington County GO, Pre-Refunded, 6.00%, 8/01/13 ......................................       2,085,000       2,346,855
Arlington County IDA, Hospital Facility Revenue, Arlington Hospital, Series A,
   Pre-Refunded, 7.125%, 9/01/21 ...........................................................       2,000,000       2,213,500
Augusta County IDAR, Augusta Hospital Corp. Project,
    AMBAC Insured, Pre-Refunded, 6.625%, 9/01/12 ...........................................       1,000,000       1,094,890
    Pre-Refunded, 7.00%, 9/01/21 ...........................................................       2,000,000       2,205,040
Augusta County Virginia Service Authority Water and Sewer Revenue, MBIA Insured,
   5.00%, 11/01/24 .........................................................................       2,400,000       2,355,600
Bedford County GO, Series A, FGIC Insured, 5.35%, 12/15/17..................................       1,250,000       1,288,300
Bedford County IDA, IDR, Nekoosa Packaging Corp. Project,Refunding,5.60%, 12/01/25..........      11,000,000      11,044,000
Blacksburg Polytechnic Institute Sanitation Authority Sewer System Revenue, 6.25%, 11/01/12.       1,230,000       1,305,116
Bristol GO, MBIA Insured, 5.25%, 4/01/16 ...................................................       1,025,000       1,055,350
Chesapeake Hospital Authority Facilities Revenue, Chesapeake General Hospital,
   8.20%, 7/01/05 ..........................................................................       2,500,000       2,676,275
Chesapeake IDA,
    Nursing Home Revenue, Sentara Life Care Corp. Project, 8.00%, 11/01/17 .................         225,000         230,180
    Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured, 6.00%, 6/01/12 .       3,940,000       4,320,092
Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 6.65%, 9/01/18 .....       5,000,000       5,555,050
Danville COP, Social Services, Pre-Refunded, 7.625%, 4/01/13 ...............................       2,000,000       2,205,340
Danville GO, Series 1991, Pre-Refunded, 6.75%,
    2/01/10 ................................................................................         655,000         707,524
    2/01/11 ................................................................................         705,000         761,534
Danville IDA,
    Hospital Revenue, Danville Regional Medical Center, FGIC Insured, Pre-Refunded,
      6.50%, 10/01/24 ......................................................................       5,000,000       5,713,150
    Solid Waste Disposal Revenue, International Paper Co., 6.50%, 3/01/19 ..................         500,000         549,150
Fairfax County EDA, Parking Revenue, Huntington Metrorail, Pre-Refunded, 7.00%, 9/01/10 ....       1,000,000       1,073,330
Fairfax County IDAR, Health Care, Inova Health System Project,
    6.00%, 8/15/26 .........................................................................       5,000,000       5,465,250
    Refunding, Series A, 5.00%, 8/15/25 ....................................................       5,000,000       4,857,000
Fairfax County Redevelopment and Housing Authority MFHR,
    Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27 ..................................       4,700,000       5,074,402
    Paul Spring Center, Refunding, Series A, FHA Insured, 5.90%, 6/15/17 ...................       1,000,000       1,069,920
    Paul Spring Center, Refunding, Series A, FHA Insured, 6.00%, 12/15/28 ..................       1,000,000       1,067,010
Fairfax County Sewer Revenue, MBIA Insured, 5.875%, 7/15/28 ................................       6,500,000       7,088,380
Frederick County IDA, Lease Revenue, Government Complex Facilities Project, MBIA
   Insured, 6.50%, 12/01/09 ................................................................       2,040,000       2,289,186
Fredericksburg IDA, Hospital Facilities Revenue, Medicorp Health System Obligation,
   Refunding, AMBAC Insured, 5.25%,
    6/15/16 ................................................................................       1,860,000       1,901,385
    6/15/23 ................................................................................      10,000,000      10,134,100
Front Royal and Warren County IDAR, Mortgage, Heritage Hall No. 13, Refunding,
   FHA Insured, 8.25%, 7/15/05 .............................................................          20,000          20,293
Goochland County IDA, IDR, Nekoosa Packaging Corp., Refunding, 5.65%, 12/01/25 .............       5,500,000       5,537,015
Guam Airport Authority Revenue,
    Refunding, Series A, 6.375%, 10/01/10 ..................................................         830,000         902,916
    Series A, 6.50%, 10/01/23 ..............................................................       1,000,000       1,089,490
Halifax County IDA, Exempt Facilities Revenue, Old Dominion Electric Cooperative
   Project, 6.50%, 12/01/12 ................................................................       3,000,000       3,227,130
Hampton Redevelopment and Housing Authority Senior Living Association Revenue,
   Refunding, Series A, GNMA Secured, 6.00%, 1/20/26 .......................................       1,060,000       1,118,099
Hampton Roads Medical College General Revenue, Refunding, Series A, 6.875%, 11/15/16 .......       1,500,000       1,607,355
Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A, MBIA
   Insured, 5.00%, 7/01/28 .................................................................      10,000,000       9,803,200
Hanover County IDA, Hospital Revenue, Bon Secours Health Systems Projects, MBIA
   Insured, 5.50%, 8/15/25 .................................................................       1,000,000       1,030,610
Hanover County Water and Sewer System Revenue, MBIA Insured, 5.25%, 2/01/26 ................       4,175,000       4,243,136
Henrico County IDAR, Solid Waste, Browning-Ferris Industries, South Atlantic
   Inc., Series A, 5.875%, 3/01/17 .........................................................       1,000,000       1,056,090
Henrico County Water and Sewer Revenue, Refunding, 5.00%, 5/01/28 ..........................       2,400,000       2,367,192
Henry County IDA, Hospital Revenue, Memorial Hospital of Martinsville and Henry,
   Refunding, 6.00%, 1/01/27 ...............................................................       1,250,000       1,325,200
Leesburg Utilities System Revenue, Refunding, MBIA Insured, 5.125%, 7/01/22 ................       3,750,000       3,778,163
Loudoun County IDA, Hospital Revenue, Loudoun Hospital Center, FSA Insured, 5.80%,
    6/01/20 ................................................................................       2,000,000       2,153,280
    6/01/26 ................................................................................       3,000,000       3,228,210

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (cont.)


                                                                                               PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                           AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (cont.)

 Loudoun County Sanitation Authority Water and Sewer Revenue,
   Refunding, FGIC Insured, 5.125%, 1/01/26 ................................................     $3,795,000     $3,810,711
   Refunding, FGIC Insured, 5.125%, 1/01/30 ................................................      5,250,000      5,271,735
   Series 96, FGIC Insured, 5.25%, 1/01/26 .................................................      6,500,000      6,614,400
   Series 96, FGIC Insured, 5.25%, 1/01/30 .................................................      1,000,000      1,017,600
Lynchburg IDA, Healthcare Facilities Revenue, Centra Health, Refunding, 5.20%, 1/01/28 .....      9,000,000      8,854,020
Lynchburg Redevelopment and Housing Authority Revenue, Waldon Pond III, Refunding, Series A,
   GNMA Secured, 6.20%, 7/20/27 ............................................................      1,000,000      1,078,860
Manassas IDA, Hospital Revenue, Prince William Hospital, Pre-Refunded, 8.125%, 4/01/19 .....        500,000        511,945
Mecklenburg County IDAR, Exempt Facility, Series A, 7.35%, 5/01/08 .........................      4,500,000      4,773,555
Medical College Hospital Authority Revenue, MBIA Insured, 5.125%, 7/01/23 ..................      4,250,000      4,246,770
Metropolitan Washington D.C. Airports Authority General Airport Revenue,
   Series A, 7.60%, 10/01/14 ...............................................................      1,000,000      1,065,460
   Series A, 5.375%, 10/01/23 ..............................................................      3,985,000      4,057,248
   Series B, 5.75%, 10/01/20 ...............................................................      6,000,000      6,277,080
Newport News IDA, Mortgage Revenue, Mennowood Communities Inc., Series A, GNMA Secured,
   6.25%, 8/01/36 ..........................................................................      2,990,000      3,175,530
Newport News Redevelopment and Housing Authority Revenue, Refunding, Series A, GNMA
   Secured, 5.85%, 12/20/30 ................................................................      1,250,000      1,290,288
Norfolk GO, MBIA Insured, Pre-Refunded, 5.75%, 6/01/14 .....................................      2,075,000      2,302,109
Norfolk IDAR,
   Children's Hospital of the Kings' Daughters Inc., Series A, 8.375%, 6/01/12 .............         50,000         50,990
   Children's Hospital of the Kings' Group Inc., AMBAC Insured, Pre-Refunded, 7.00%, 6/01/11      3,000,000      3,290,340
   Health Care, Bon Secours Health, Series B, MBIA Insured, 5.25%, 8/15/26 .................      4,000,000      4,057,720
   Medical Center Hospital Project, Series A, 7.00%, 11/01/07 ..............................         20,000         20,042
Norfolk Parking System Revenue, MBIA Insured,
      5.55%, 2/01/27 .......................................................................      4,475,000      4,700,988
   (b)5.00%, 2/01/29 .......................................................................      2,000,000      1,978,460
Norfolk Water Revenue,
   AMBAC Insured, 5.375%, 11/01/23 .........................................................      1,500,000      1,532,280
   MBIA Insured, 5.875%, 11/01/20 ..........................................................      7,000,000      7,588,980
   MBIA Insured, 5.90%, 11/01/25 ...........................................................      5,900,000      6,401,205
   Refunding, FSA Insured, 5.125%, 11/01/28 ................................................      2,000,000      1,986,280
Northern Virginia Transportation District Commission Commuter Rail Revenue, Railway
   Express Project, FSA Insured, Pre-Refunded, 7.00%, 7/01/05 ..............................        360,000        384,527
Peninsula Airport Commission Revenue, Airport Improvement, 7.25%, 7/15/11 ..................      1,000,000      1,074,320
Peninsula Ports Authority Coal Terminal Revenue, Coal Terminal Association Project,
   Refunding, 7.375%, 6/01/20 ..............................................................      5,480,000      5,989,202
Peninsula Ports Authority Health Care Facilities Revenue, Bon Secours Health System,
   Refunding, Series A, MBIA Insured, 5.25%, 8/15/23 .......................................      1,500,000      1,525,305
Peninsula Ports Authority Health System Revenue, Riverside Health System Project,
   Series A, Pre-Refunded, 6.625%, 7/01/18 .................................................      6,000,000      6,660,600
Peninsula Ports Authority Hospital Facility Revenue, Whittaker Memorial Hospital
   Project, Refunding, FHA Insured, 8.70%, 8/01/23 .........................................         50,000         50,859
Portsmouth GO, FGIC Insured, 5.25%, 8/01/21 ................................................      1,000,000      1,019,290
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Series Q, Pre-Refunded, 8.00%, 7/01/18 ..................................................      1,000,000      1,081,700
   Series Y, Pre-Refunded, 6.00%, 7/01/22 ..................................................      2,000,000      2,281,060
Puerto Rico Commonwealth IDC, General Purpose Revenue, Series B, 5.375%, 7/01/16 ...........      2,800,000      2,918,132
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
   7.90%, 7/01/07 ..........................................................................        100,000        103,330
   7.75%, 7/01/08 ..........................................................................        350,000        357,861
Puerto Rico Electric Power Authority Revenue,
   Refunding, Series Z, 5.25%, 7/01/21 .....................................................      1,500,000      1,512,735
   Series P, Pre-Refunded, 7.00%, 7/01/21 ..................................................      1,500,000      1,649,295
Puerto Rico HFC Revenue,
   MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ..............................................      2,055,000      2,135,186
   Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured, Pre-Refunded, 7.75%, 12/01/26          20,000         24,403
Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ............        160,000        167,763
Puerto Rico Industrial Medical and Environmental PCFA, Revenue, Upjohn Co. Project,
   7.50%, 12/01/23 .........................................................................        250,000        258,358
Puerto Rico Telephone Authority Revenue, Refunding, Series L, 6.125%, 1/01/22 ..............      5,000,000      5,287,250
Richmond Metropolitan Authority Expressway Revenue,
   Refunding, Series B, FGIC Insured, 6.25%, 7/15/22 .......................................      5,000,000      5,388,900
   Series A, FGIC Insured, Pre-Refunded, 6.375%, 7/15/16 ...................................      2,500,000      2,766,525
Richmond Public Utility Revenue, Refunding, Series A, 5.125%, 1/15/28 ......................      4,395,000      4,332,811

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (cont.)

                                                                                                        PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                    AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (cont.)

Russell County IDA, PCR, Appalachian Power Co. Project, Series H, MBIA Insured, 5.00%, 11/01/21 ..     $  5,000,000     $  4,919,750
South Boston IDAR, Halifax Community Hospital Inc. Project, Pre-Refunded, 7.375%, 9/01/11 ........        4,250,000        4,723,493
Spotsylvania County Water and Sewer System Revenue GO, MBIA Insured,
   5.25%, 6/01/22 ................................................................................        5,500,000        5,617,590
   5.40%, 6/01/27 ................................................................................        8,800,000        9,064,528
   Staunton IDA, Facilities Revenue, Mary Baldwin College, Series B, Pre-Refunded, 8.00%, 11/01/17          895,000          987,820
Tazewell County IDA, Lease Revenue, Courthouse Project, MBIA Insured,
   5.25%, 1/01/17 ................................................................................        1,250,000        1,279,788
   5.30%, 1/01/27 ................................................................................          500,000          510,720
University of Virginia Revenue, General, Series A, 5.00%, 6/01/24 ................................        8,000,000        7,886,480
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
   10/01/15 ......................................................................................        1,500,000        1,526,940
   10/01/18 ......................................................................................        1,500,000        1,516,575
Virginia College Building Authority Educational Facilities Revenue,
   Marymount University Project, Pre-Refunded 7.00%, 7/01/22 .....................................        1,750,000        1,963,063
   Twenty-first Century College Program, 5.25%, 8/01/16 ..........................................        1,000,000        1,024,580
   Washington and Lee University, 5.75%, 1/01/19 .................................................           50,000           52,973
   Washington and Lee University, Pre-Refunded, 5.75%, 1/01/19 ...................................        2,295,000        2,528,838
   Washington and Lee University Project, Refunding, Pre-Refunded, 5.80%, 1/01/24 ................        3,500,000        3,864,280
Virginia Polytechnic Institute Revenue, Dormitory and Dining Hall, BIG Insured, 7.00%, 6/01/09 ...          900,000          924,597
Virginia Port Authority Revenue, MBIA Insured, 5.50%, 7/01/24 ....................................        4,250,000        4,384,851
Virginia State HDA,
   Commonwealth Mortgage, Series A, 7.10%, 1/01/17 ...............................................        1,000,000        1,053,040
   Commonwealth Mortgage, Series A, 7.15%, 1/01/33 ...............................................        4,440,000        4,681,223
   Commonwealth Mortgage, Series A, Sub Series A-1, 8.10%, 1/01/17 ...............................            5,000            5,062
   Commonwealth Mortgage, Series B, Sub Series B-3, 7.375%, 7/01/17 ..............................           45,000           46,444
   Commonwealth Mortgage, Series B, Sub Series B-4, 6.55%, 1/01/27 ...............................        2,000,000        2,082,640
   Commonwealth Mortgage, Series C, Sub Series C-3, 6.00%, 1/01/17 ...............................        2,000,000        2,101,820
   Commonwealth Mortgage, Series D, Sub Series D-1, 6.40%, 7/01/17 ...............................        4,215,000        4,516,371
   Commonwealth Mortgage, Series D, Sub Series D-2, 7.35%, 7/01/17 ...............................          155,000          157,106
   Commonwealth Mortgage, Series H, Sub Series H-2, 6.55%, 1/01/17 ...............................        1,000,000        1,064,000
   MF Housing, Series C, 5.30%, 11/01/16 .........................................................        2,830,000        2,891,581
   MF Housing, Series C, 5.30%, 11/01/17 .........................................................        2,980,000        3,036,948
   MF Housing, Series F, 7.10%, 5/01/13 ..........................................................        9,000,000        9,541,618
   MF Housing, Series H, 5.55%, 5/01/15 ..........................................................        2,000,000        2,060,260
Virginia State Resources Authority Sewer System Revenue, Harrisonburg Rockingham Region,
   Series A, Pre-Refunded, 6.00%, 5/01/22 ........................................................        1,000,000        1,089,910
Virginia State Resources Authority Water and Sewer System Revenue,
   Pooled Loan Program, ETM, Series A, 7.35%, 11/01/16 ...........................................           45,000           45,696
   Pooled Loan Program, ETM, Series A, 7.45%, 11/01/16 ...........................................           10,000           10,156
   Pooled Loan Program, Series A, Pre-Refunded, 7.35%, 11/01/16 ..................................          190,000          199,150
   Pooled Loan Program, Series A, Pre-Refunded, 7.85%, 11/01/17 ..................................          100,000          102,764
   Rapidan Service Authority, Refunding, 5.30%, 10/01/18 .........................................        1,610,000        1,636,002
Virginia State Resources Authority Water System Revenue, Refunding, Series A, 6.125%, 4/01/19 ....        1,000,000        1,037,160
Virginia State Transportation Board Transportation Contract Revenue, U.S. Route 28 Project,
   Refunding, 6.50%, 4/01/18 .....................................................................        9,000,000        9,668,520
Washington County IDA,
   College Facilities Revenue, Emory and Henry College Project, 6.375%, 4/01/23 ..................        3,295,000        3,457,674
   Hospital Facilities Revenue, First Mortgage, Johnston Memorial Hospital, Pre-Refunded
      7.00%, 7/01/22 .............................................................................        3,000,000        3,365,250
West Point IDA, Solid Waste Disposal Revenue, Chesapeake Corp. Project, Refunding, Series B,
   6.25%, 3/01/19 ................................................................................        5,450,000        5,793,132
Winchester IDA, Educational Facilities Revenue, First Mortgage, Shenandoah University Project,
   Asset Guaranty Insured, Refunding, 6.80%, 10/01/24 ............................................        2,000,000        2,225,360
   MBIA Insured, 5.25%, 10/01/28 .................................................................        7,000,000        7,090,650
                                                                                                                        ------------
TOTAL LONG TERM INVESTMENTS (COST $373,765,543) ..................................................                       396,338,259
                                                                                                                        ============

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (cont.)

                                                                                                PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------
(a)Short Term Investments .9%
 Alexander IDAR, Resource Recovery, Alexandria Arlington Waste Energy Facilities, Daily
    VRDN and Put, 3.20%, 12/01/16 .....................................................       $    400,000       $    400,000
 Hopewell IDAR, Exempt Facility-Hadson Power 13, Series A, Daily VRDN and Put,
    3.40%, 4/01/15 ....................................................................            100,000            100,000
 Petersburg Hospital Authority Revenue, Hospital Facility, Southside Regional,
    Daily VRDN and Put, 3.30%, 7/01/17 ................................................            300,000            300,000
 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
    Weekly VRDN and Put, 2.40%, 12/01/15 ..............................................            100,000            100,000
 Richmond BAN Revenue, Weekly VRDN and Put, 2.95%, 6/30/01 ............................          1,230,000          1,230,000
 Roanoke IDA Hospital Revenue, Carilion Health System, Series B, Daily VRDN and
    Put, 3.30%, 7/01/27 ...............................................................          1,100,000          1,100,000
 Southampton County IDAR, Various Exempt Facilities, Hadson Power, 11-A, Daily
    VRDN and Put, 3.40%, 4/01/15 ......................................................            400,000            400,000
                                                                                                                 ------------
 TOTAL SHORT TERM INVESTMENTS ($3,630,000) ............................................                             3,630,000
                                                                                                                 ------------
 TOTAL INVESTMENTS (COST $377,395,543) 99.4% ..........................................                           399,968,259
 OTHER ASSETS, LESS LIABILITIES .6% ...................................................                             2,497,079
                                                                                                                 ------------
 NET ASSETS 100.0% ....................................................................                          $402,465,338
                                                                                                                 ============



See glossary of terms on page 107.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN
TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

GLOSSARY OF TERMS
--------------------------------------------------------------------------------
ACES   - Adjustable Convertible Exempt Securities
AMBAC  - American Municipal Bond Assurance Corp.
BAN    - Bond Anticipator Notes
BIG    - Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).
CDA    - Community Development Authority/Agency
CDD    - Community Development District
COP    - Certificate of Participation
DATES  - Demand Adjustable Tax-Exempt Securities
EDA    - Economic Development Authority
EDC    - Economic Development Corp.
EDR    - Economic Development Revenue
ETM    - Escrow to Maturity
FGIC   - Financial Guaranty Insurance Co.
FHA    - Federal Housing Authority/Agency
FNMA   - Federal National Mortgage Association
FSA    - Financial Security Assistance (some of the securities shown as FSA
         Insured were originally issued by Capital Guaranty Insurance Co. (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).
GNMA   - Government National Mortgage Association
GO     - General Obligation
HDA    - Housing Development Authority/Agency
HDC    - Housing Development Corp.
HFA    - Housing Finance Authority/Agency
HFAR   - Housing Finance Authority/Agency Revenue
HFC    - Housing Finance Corp.
HMR    - Home Mortgage Revenue
ID     - Improvement District
IDA    - Industrial Development Authority/Agency
IDAR   - Industrial Development Authority/Agency Revenue
IDB    - Industrial Development Board
IDBR   - Industrial Development Board Revenue
IDC    - Industrial Development Corp.
IDR    - Industrial Development Revenue
ISD    - Independent School District
LP     - Limited Partnership
MAC    - Municipal Assistance Corporation
MBIA   - Municipal Bond Investors Assurance Corp.
MF     - Multi-Family
MFHR   - Multi-Family Housing Revenue
MFMR   - Multi-Family Mortgage Revenue
MFR    - Multi-Family Revenue
MUD    - Municipal Utility District
PBA    - Public Building Authority
PCFA   - Pollution Control Financing Authority
PCR    - Pollution Control Revenue
PFA    - Public Financing Authority
RDA    - Redevelopment Authority/Agency
RDAR   - Redevelopment Authority/Agency Revenue
SF     - Single Family
SFHR   - Single Family Housing Revenue
SFM    - Single Family Mortgage
SFMR   - Single Family Mortgage Revenue
VRDN   - Variable Rate Demand Notes

FRANKLIN TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999

                                                                 FRANKLIN         FRANKLIN          FRANKLIN          FRANKLIN
                                                             ALABAMA TAX-FREE  FLORIDA TAX-FREE  GEORGIA TAX-FREE  KENTUCKY TAX-FREE
                                                                INCOME FUND      INCOME FUND       INCOME FUND       INCOME FUND
Assets:
 Investments in securities:
  Cost ......................................................  $   239,591,493   $ 1,733,617,423   $   169,585,233   $   60,441,733
                                                               =====================================================================
  Value .....................................................      249,338,365     1,859,310,832       178,962,707       63,890,666
 Cash .......................................................          453,849         2,937,764           909,151           97,700
 Receivables:
  Capital shares sold .......................................          599,658         2,737,845           307,653            4,883
  Interest ..................................................        4,179,533        30,917,500         2,548,605          903,493
                                                               ---------------------------------------------------------------------
  Total assets ..............................................      254,571,405     1,895,903,941       182,728,116       64,896,742
                                                               ---------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........................             --          19,026,081              --               --
  Capital shares redeemed ...................................          173,771         2,620,703           187,629          201,385
  Affiliates ................................................          172,958         1,091,345           136,264           32,062
  Shareholders ..............................................          379,198         2,831,171           238,312           74,870
 Distributions to shareholders ..............................          268,322         1,943,819           208,863           67,858
 Other liabilities ..........................................           11,685            75,171            10,582            4,963
                                                               ---------------------------------------------------------------------
  Total liabilities ..........................................       1,005,934        27,588,290           781,650          381,138
                                                               ---------------------------------------------------------------------
  Net assets, at value ......................................  $   253,565,471   $ 1,868,315,651   $   181,946,466   $   64,515,604
                                                               =====================================================================
Net assets consist of:
 Accumulated distributions in excess of net
   investment income ........................................  $      (118,337)  $    (1,446,933)  $       (69,534)  $      (19,790)
 Net unrealized appreciation ................................        9,746,872       125,693,409         9,377,474        3,448,933
 Accumulated net realized gain (loss) .......................          157,462           130,672            25,857         (842,587)
 Capital shares .............................................      243,779,474     1,743,938,503       172,612,669       61,929,048
                                                               ---------------------------------------------------------------------
  Net assets, at value ......................................  $   253,565,471   $ 1,868,315,651   $   181,946,466   $   64,515,604
                                                               =====================================================================
CLASS A:
 Net assets, at value .......................................  $   238,670,394   $ 1,785,719,850   $   164,669,052   $   64,515,604
                                                               =====================================================================
 Shares outstanding .........................................       20,428,832       149,957,856        13,640,887        5,622,682
                                                               =====================================================================
 Net asset value per share* .................................  $         11.68   $         11.91   $         12.07   $        11.47
                                                               =====================================================================
 Maximum offering price per share
 (net asset value per share / 95.75%) .......................  $         12.20   $         12.44   $         12.61   $        11.98
                                                               =====================================================================
CLASS C:
 Net assets, at value .......................................  $    14,895,077   $    82,595,801   $    17,277,414             --
                                                               =====================================================================
 Shares outstanding .........................................        1,268,242         6,879,584         1,422,594             --
                                                               =====================================================================
 Net asset value per share* .................................  $         11.74   $         12.01   $         12.15             --
                                                               =====================================================================
 Maximum offering price per share
 (net asset value per share / 99.00%) .......................  $         11.86   $         12.13   $         12.27             --
                                                               =====================================================================



*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (cont.)
FEBRUARY 28, 1999


                                                    FRANKLIN            FRANKLIN             FRANKLIN            FRANKLIN
                                               LOUISIANA TAX-FREE   MARYLAND TAX-FREE   MISSOURI TAX-FREE  NORTH CAROLINA TAX-FREE
                                                   INCOME FUND        INCOME FUND           INCOME FUND         INCOME FUND
                                                  ---------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ....................................       $ 156,893,302        $ 252,537,414        $ 377,917,737       $ 365,164,289
                                                  ---------------------------------------------------------------------------
  Value ...................................         165,476,211          266,686,396          399,514,712         386,114,997
 Cash .....................................             305,781              249,157            6,058,078             289,929
 Receivables:
  Capital shares sold .....................             193,094              250,439              940,376             525,872
  Interest ................................           2,673,199            3,706,195            5,850,968           5,895,624
                                                  ---------------------------------------------------------------------------
Total assets ..............................         168,648,285          270,892,187          412,364,134         392,826,422
                                                  ---------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........                --                   --              3,476,279           3,937,636
  Capital shares redeemed .................              64,529              155,328              224,167             228,736
  Affiliates ..............................             118,507              187,716              259,392             268,786
  Shareholders ............................             196,422              431,179              632,906             395,566
 Distributions to shareholders ............             175,419              263,307              406,193             388,343
 Other liabilities ........................              11,865               15,180               21,378              17,514
                                                  ---------------------------------------------------------------------------
Total liabilities .........................             566,742            1,052,710            5,020,315           5,236,581
                                                  ---------------------------------------------------------------------------
 Net assets, at value .....................       $ 168,081,543        $ 269,839,477        $ 407,343,819       $ 387,589,841
                                                  ---------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ......       $        --          $        --          $     291,898       $      84,190
 Accumulated distributions in excess of net
    investment income .....................              (8,082)            (132,235)                --                  --
 Net unrealized appreciation ..............           8,582,909           14,148,982           21,596,975          20,950,708
 Accumulated net realized gain (loss) .....            (965,535)             720,738              467,053            (547,047)
 Capital shares ...........................         160,472,251          255,101,992          384,987,893         367,101,990
                                                  ---------------------------------------------------------------------------
 Net assets, at value .....................       $ 168,081,543        $ 269,839,477        $ 407,343,819       $ 387,589,841
                                                  ---------------------------------------------------------------------------
CLASS A:
 Net assets, at value .....................       $ 158,099,404        $ 253,013,935        $ 386,947,824       $ 349,418,706
                                                  ---------------------------------------------------------------------------
 Shares outstanding .......................          13,646,332           21,707,475           31,744,185          28,736,778
                                                  ---------------------------------------------------------------------------
 Net asset value per share* ...............       $       11.59        $       11.66        $       12.19       $       12.16
                                                  ---------------------------------------------------------------------------
 Maximum offering price per share
 (net asset value per share / 95.75%) .....       $       12.10        $       12.18        $       12.73       $       12.70
                                                  ---------------------------------------------------------------------------
CLASS C:
 Net assets, at value .....................       $   9,982,139        $  16,825,542        $  20,395,995       $  38,171,135
                                                  ---------------------------------------------------------------------------
 Shares outstanding .......................             856,418            1,432,197            1,666,913           3,119,698
                                                  ---------------------------------------------------------------------------
 Net asset value per share* ...............       $       11.66        $       11.75        $       12.24       $       12.24
                                                  ---------------------------------------------------------------------------
 Maximum offering price per share
 (net asset value per share / 99.00%) .....       $       11.78        $       11.87        $       12.36       $       12.36
                                                  ---------------------------------------------------------------------------




*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (cont.)
FEBRUARY 28, 1999


                                                                                 FRANKLIN           FRANKLIN
                                                                              TEXAS TAX-FREE    VIRGINIA TAX-FREE
                                                                                INCOME FUND         INCOME FUND
                                                                               ----------------------------------
Assets:
 Investments in securities:
  Cost .................................................................       $ 132,333,563        $ 377,395,543
                                                                               ----------------------------------
  Value ................................................................         139,763,616          399,968,259
 Cash ..................................................................              24,642              110,911
 Receivables:
  Capital shares sold ..................................................              36,132              652,072
  Interest .............................................................           1,831,209            5,745,538
                                                                               ----------------------------------
  Total assets .........................................................         141,655,599          406,476,780
                                                                               ----------------------------------
Liabilities:
 Payables:
  Investment securities purchased ......................................           8,029,248            1,985,682
  Capital shares redeemed ..............................................             206,802              739,184
  Affiliates ...........................................................              95,044              263,947
  Shareholders .........................................................             207,824              597,830
 Distributions to shareholders .........................................             140,294              406,789
 Other liabilities .....................................................              8,393               18,010
                                                                               ----------------------------------
  Total liabilities ....................................................           8,687,605            4,011,442
                                                                               ----------------------------------
  Net assets, at value .................................................       $ 132,967,994        $ 402,465,338
                                                                               ----------------------------------
Net assets consist of:
 Accumulated distributions in excess of net investment income ..........       $    (129,623)       $     (17,990)
 Net unrealized appreciation ...........................................           7,430,053           22,572,716
 Accumulated net realized gain (loss) ..................................             456,980              (11,611)
 Capital shares ........................................................         125,210,584          379,922,223
                                                                               ----------------------------------
 Net assets, at value ..................................................       $ 132,967,994        $ 402,465,338
                                                                               ----------------------------------
CLASS A:
  Net assets, at value .................................................       $ 127,738,892        $ 379,669,732
                                                                               ----------------------------------
 Shares outstanding ....................................................          11,183,309           31,970,839
                                                                               ----------------------------------
 Net asset value per share* ............................................       $       11.42        $       11.88
                                                                               ----------------------------------
 Maximum offering price per share (net asset value per share / 95.75%)..       $       11.93        $       12.41
                                                                               ----------------------------------
CLASS C:
 Net assets, at value ..................................................       $   5,229,102        $  22,795,606
                                                                               ----------------------------------
 Shares outstanding ....................................................             452,098            1,906,852
                                                                               ----------------------------------
 Net asset value per share* ............................................       $       11.57        $       11.95
                                                                               ----------------------------------
 Maximum offering price per share (net asset value per share / 99.00%)..       $       11.69        $       12.07
                                                                               ----------------------------------


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1999


                                                       FRANKLIN           FRANKLIN            FRANKLIN             FRANKLIN
                                                   ALABAMA TAX-FREE    FLORIDA TAX-FREE   GEORGIA TAX-FREE     KENTUCKY TAX-FREE
                                                      INCOME FUND         INCOME FUND        INCOME FUND          INCOME FUND
                                                      ------------------------------------------------------------------------
Investment income:
 Interest .....................................       $ 14,252,165        $102,651,131       $  9,886,345        $  3,317,212

Expenses:
 Management fees (Note 3) .....................          1,332,672           8,253,117            990,149             377,311
 Distribution fees (Note 3)
  Class A .....................................            209,832           1,569,714            152,350              59,866
  Class C .....................................             78,435             443,736             86,811                --
 Transfer agent fees (Note 3) .................             92,147             547,300             80,455              23,451
 Custodian fees ...............................              2,396              17,681              1,720                 596
 Reports to shareholders ......................             27,561             193,208             25,678               8,419
 Registration and filing fees .................             10,023              68,561              6,728               3,019
 Professional fees ............................              8,267              41,903              4,988               2,386
 Trustees' fees and expenses ..................              2,256              15,436              1,651                 645
 Other ........................................             17,879              70,887             16,873               9,321
                                                      ------------------------------------------------------------------------
  Total expenses ..............................          1,781,468          11,221,543          1,367,403             485,014
  Expenses waived/paid by affiliate (Note 3) ..               --                  --                 --              (234,025)
                                                      ------------------------------------------------------------------------
      Net expenses ............................          1,781,468          11,221,543          1,367,403             250,989
                                                      ------------------------------------------------------------------------
       Net investment income ..................         12,470,697          91,429,588          8,518,942           3,066,223
                                                      ------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain from investments ..........            818,129           2,085,930            628,282              77,954
  Net unrealized appreciation (depreciation) on
     investments ..............................         (5,618,719)          5,208,364           (506,735)             73,621
                                                      ------------------------------------------------------------------------
Net realized and unrealized gain (loss) .......         (4,800,590)          7,294,294            121,547             151,575
                                                      ------------------------------------------------------------------------
Net increase in net assets resulting from
   operations .................................       $  7,670,107         $98,723,882       $  8,640,489        $  3,217,798
                                                      ========================================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 1999




                                                                                                           FRANKLIN
                                                FRANKLIN            FRANKLIN           FRANKLIN         NORTH CAROLINA
                                           LOUISIANA TAX-FREE  MARYLAND TAX-FREE   MISSOURI TAX-FREE       TAX-FREE
                                               INCOME FUND        INCOME FUND         INCOME FUND         INCOME FUND
                                           ---------------------------------------------------------------------------
Investment income:
 Interest .............................       $  9,140,227        $ 13,945,587        $ 20,143,987        $ 19,706,684
                                           ---------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .............            908,906           1,369,242           1,860,465           1,834,435
 Distribution fees (Note 3)
  Class A .............................            132,654             228,527             333,608             308,798
  Class C .............................             49,091              91,261              98,494             192,150
 Transfer agent fees (Note 3) .........             55,112             119,957             161,190             145,708
 Custodian fees .......................              1,559               2,477               3,497               3,526
 Reports to shareholders ..............             18,799              39,758              58,596              42,973
 Registration and filing fees .........              7,033              11,514              14,296              13,437
 Professional fees ....................              4,591               6,009               9,168               8,889
 Trustees' fees and expenses ..........              1,485               2,289               3,265               3,171
 Other ................................             24,111              19,278              22,023              25,756
                                           ---------------------------------------------------------------------------
  Total expenses ......................          1,203,341           1,890,312           2,564,602           2,578,843
                                           ---------------------------------------------------------------------------
      Net investment income ...........          7,936,886          12,055,275          17,579,385          17,127,841
                                           ---------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain from investments ..            488,946           1,358,390             490,267             832,636
  Net unrealized appreciation
    (depreciation) on investments .....           (690,249)            (76,966)           (605,052)            413,367
                                           ---------------------------------------------------------------------------
Net realized and unrealized
  gain (loss)..........................           (201,303)          1,281,424            (114,785)          1,246,003
                                           ---------------------------------------------------------------------------
Net increase in net assets resulting
  from operations .....................       $  7,735,583        $ 13,336,699        $ 17,464,600        $ 18,373,844
                                           ===========================================================================


112                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 1999


                                                                   FRANKLIN          FRANKLIN
                                                                TEXAS TAX-FREE   VIRGINIA TAX-FREE
                                                                  INCOME FUND       INCOME FUND
                                                                --------------------------------
Investment income:
 Interest ...................................................     $ 7,846,303        $21,347,613
                                                                --------------------------------

Expenses:
 Management fees (Note 3) ...................................         786,294          1,958,381
 Distribution fees (Note 3)
  Class A ...................................................         111,678            333,635
  Class C ...................................................          22,659            114,347
 Transfer agent fees (Note 3) ...............................          59,127            157,671
 Custodian fees .............................................           1,375              3,812
 Reports to shareholders ....................................          17,347             50,204
 Registration and filing fees ...............................          22,510             15,948
 Professional fees ..........................................           4,082              9,690
 Trustees' fees and expenses ................................           1,316              3,458
 Other ......................................................          13,809             23,349
                                                                --------------------------------
  Total expenses ............................................       1,040,197          2,670,495
                                                                --------------------------------
      Net investment income .................................       6,806,106         18,677,118
                                                                --------------------------------
Realized and unrealized gains (losses):
  Net realized gain from investments ........................       1,167,854            267,647
  Net unrealized appreciation (depreciation) on investments..      (1,644,556)           703,456
                                                                --------------------------------
Net realized and unrealized gain (loss) .....................        (476,702)           971,103
                                                                --------------------------------
Net increase in net assets resulting from operations ........     $ 6,329,404        $19,648,221
                                                                ================================


                       See notes to financial statements.                    113

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                           FRANKLIN ALABAMA                         FRANKLIN FLORIDA
                                                         TAX-FREE INCOME FUND                     TAX-FREE INCOME FUND
                                                   ----------------------------------------------------------------------------
                                                       1999                1998                 1999                 1998
                                                   ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................       $ 12,470,697        $ 11,383,019        $   91,429,588        $   86,115,157
  Net realized gain from investments .......            818,129           1,367,201             2,085,930             3,659,832
  Net unrealized appreciation (depreciation)
    on investments .........................         (5,618,719)          5,167,385             5,208,364            37,696,255
                                                   ----------------------------------------------------------------------------
   Net increase in net assets resulting
    from operations ........................          7,670,107          17,917,605            98,723,882           127,471,244
 Distributions to shareholders from:
  Net investment income:
   Class A .................................        (11,939,099)        (11,265,935)          (88,302,683)          (85,826,824)
   Class C .................................           (559,627)           (367,384)           (3,126,905)           (1,948,786)
  In excess of net investment income:
   Class A .................................           (113,035)                 --               (71,693)           (1,333,610)
   Class C .................................             (5,302)                 --                (2,539)              (39,091)
  Net realized gains:
   Class A .................................           (917,072)         (1,673,585)           (1,175,768)                   --
   Class C .................................            (51,296)            (63,191)              (52,335)                   --
                                                   ----------------------------------------------------------------------------
 Total distributions to shareholders .......        (13,585,431)        (13,370,095)          (92,731,923)          (89,148,311)
 Capital share transactions: (Note 2)
   Class A .................................         27,324,497          19,138,051           129,875,026           154,783,628
   Class C .................................          5,704,773           3,617,627            26,353,188            31,346,278
                                                   ----------------------------------------------------------------------------
 Total capital share transactions ..........         33,029,270          22,755,678           156,228,214           186,129,906
   Net increase in net assets ..............         27,113,946          27,303,188           162,220,173           224,452,839
Net assets:
 Beginning of year .........................        226,451,525         199,148,337         1,706,095,478         1,481,642,639
                                                   ----------------------------------------------------------------------------
 End of year ...............................       $253,565,471        $226,451,525        $1,868,315,651        $1,706,095,478
                                                   ----------------------------------------------------------------------------
Undistributed net investment income
 (accumulated distributions in excess
 of net investment income) included in
 net assets:
  End of year ..............................       $   (118,337)       $     28,029        $   (1,446,933)       $   (1,372,701)
                                                   ============================================================================


114                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                              FRANKLIN GEORGIA                        FRANKLIN KENTUCKY
                                                            TAX-FREE INCOME FUND                     TAX-FREE INCOME FUND
                                                    ----------------------------------------------------------------------------
                                                         1999                 1998                1999                  1998
                                                    ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................       $   8,518,942        $   7,829,673        $   3,066,223        $   2,613,916
  Net realized gain from investments ........             628,282            1,121,637               77,954              224,890
  Net unrealized appreciation (depreciation)
     on investments .........................            (506,735)           2,137,360               73,621            1,505,198
                                                    ----------------------------------------------------------------------------
   Net increase in net assets resulting
    from operations .........................           8,640,489           11,088,670            3,217,798            4,344,004
 Distributions to shareholders from:
  Net investment income:
   Class A ..................................          (7,931,954)          (7,567,564)          (3,089,344)          (2,620,364)
   Class C ..................................            (586,988)            (284,878)                  --                   --
  In excess of net investment income:
   Class A ..................................             (51,167)             (21,182)             (19,790)                  --
   Class C ..................................              (3,786)                  --                   --                   --
  Net realized gains:
   Class A ..................................            (739,309)                  --                   --                   --
   Class C ..................................             (67,075)                  --                   --                   --
                                                    ----------------------------------------------------------------------------
 Total distributions to shareholders ........          (9,380,279)          (7,873,624)          (3,109,134)          (2,620,364)
 Capital share transactions: (Note 2)
   Class A ..................................          15,711,376            6,663,292           10,196,210            8,198,426
   Class C ..................................           8,225,919            4,483,272                   --                   --
                                                    ----------------------------------------------------------------------------
 Total capital share transactions ...........          23,937,295           11,146,564           10,196,210            8,198,426
   Net increase in net assets ...............          23,197,505           14,361,610           10,304,874            9,922,066
Net assets:
 Beginning of year ..........................         158,748,961          144,387,351           54,210,730           44,288,664
                                                    ----------------------------------------------------------------------------
 End of year ................................       $ 181,946,466        $ 158,748,961        $  64,515,604        $  54,210,730
                                                    ----------------------------------------------------------------------------
Undistributed net investment income
  (accumulated distributions in excess of net
  investment income) included in net assets:
  End of year ...............................       $     (69,534)       $     (14,581)       $     (19,790)       $      23,121
                                                    ============================================================================

                       See notes to financial statements.                    115

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                           FRANKLIN LOUISIANA                         FRANKLIN MARYLAND
                                                          TAX-FREE INCOME FUND                      TAX-FREE INCOME FUND
                                                   ----------------------------------------------------------------------------
                                                        1999                 1998                 1999                1998
                                                   ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................       $   7,936,886        $   6,898,866        $  12,055,275        $  10,725,033
  Net realized gain from investments .......             488,946              999,780            1,358,390              545,277
  Net unrealized appreciation (depreciation)
    on investments .........................            (690,249)           2,382,871              (76,966)           5,243,088
                                                   ----------------------------------------------------------------------------
   Net increase in net assets resulting
    from operations ........................           7,735,583           10,281,517           13,336,699           16,513,398
 Distributions to shareholders from:
  Net investment income:
   Class A .................................          (7,761,641)          (6,832,628)         (11,448,258)         (10,413,553)
   Class C .................................            (350,878)            (185,379)            (607,017)            (352,414)
  In excess of net investment income:
   Class A .................................              (7,732)                  --              (84,177)             (45,566)
   Class C .................................                (350)                  --               (4,463)                  --
  Net realized gains:
   Class A .................................                  --                   --             (871,879)                  --
   Class C .................................                  --                   --              (56,008)                  --
                                                   ----------------------------------------------------------------------------
 Total distributions to shareholders .......          (8,120,601)          (7,018,007)         (13,071,802)         (10,811,533)
 Capital share transactions: (Note 2)
   Class A .................................          23,548,340           18,779,995           39,756,722           22,298,675
   Class C .................................           5,527,638            1,361,804            6,298,607            5,199,913
                                                   ----------------------------------------------------------------------------
 Total capital share transactions ..........          29,075,978           20,141,799           46,055,329           27,498,588
   Net increase in net assets ..............          28,690,960           23,405,309           46,320,226           33,200,453
Net assets:
 Beginning of year .........................         139,390,583          115,985,274          223,519,251          190,318,798
 End of year ...............................       $ 168,081,543        $ 139,390,583        $ 269,839,477        $ 223,519,251
                                                   ----------------------------------------------------------------------------
Undistributed net investment income
 (accumulated distributions in excess of net
 investment income) included in net assets:
  End of year ..............................       $      (8,082)       $     175,633        $    (132,235)       $     (43,595)
                                                   ============================================================================

116                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                             FRANKLIN MISSOURI                      FRANKLIN NORTH CAROLINA
                                                           TAX-FREE INCOME FUND                      TAX-FREE INCOME FUND
                                                   ----------------------------------------------------------------------------
                                                        1999                 1998                 1999                1998
                                                   ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................       $  17,579,385        $  15,507,424        $  17,127,841        $  15,161,836
                                                   ----------------------------------------------------------------------------
  Net realized gain from investments .......             490,267            1,728,020              832,636            1,738,033
  Net unrealized appreciation (depreciation)
    on investments .........................            (605,052)           9,244,449              413,367            7,658,995
                                                   ----------------------------------------------------------------------------
   Net increase in net assets resulting
    from operations ........................          17,464,600           26,479,893           18,373,844           24,558,864
 Distributions to shareholders from:
  Net investment income:
   Class A .................................         (17,097,301)         (15,241,932)         (15,908,188)         (14,484,337)
   Class C .................................            (677,489)            (326,894)          (1,292,262)            (658,410)
  Net realized gains:
   Class A .................................            (848,423)          (1,036,132)                  --                   --
   Class C .................................             (35,015)             (28,341)                  --                   --
                                                   ----------------------------------------------------------------------------
 Total distributions to shareholders .......         (18,658,228)         (16,633,299)         (17,200,450)         (15,142,747)
 Capital share transactions: (Note 2)
   Class A .................................          80,047,632           28,895,509           50,945,959           27,492,884
   Class C .................................          10,400,259            5,488,123           18,021,556            9,954,454
                                                   ----------------------------------------------------------------------------
 Total capital share transactions ..........          90,447,891           34,383,632           68,967,515           37,447,338
   Net increase in net assets ..............          89,254,263           44,230,226           70,140,909           46,863,455
Net assets:
 Beginning of year .........................         318,089,556          273,859,330          317,448,932          270,585,477
                                                   ----------------------------------------------------------------------------
 End of year ...............................       $ 407,343,819        $ 318,089,556        $ 387,589,841        $ 317,448,932
                                                   ============================================================================

Undistributed net investment income
  included in net assets:
  End of year ..............................       $     291,898        $     487,303        $      84,190        $     156,799
                                                   ============================================================================


                       See notes to financial statements.                    117

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                              FRANKLIN TEXAS                         FRANKLIN VIRGINIA
                                                           TAX-FREE INCOME FUND                     TAX-FREE INCOME FUND
                                                   ----------------------------------------------------------------------------
                                                        1999                 1998                 1999                1998
                                                   ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................       $   6,806,106        $   7,003,510        $  18,677,118        $  16,760,495
  Net realized gain from investments .......           1,167,854            1,689,323              267,647            2,402,402
  Net unrealized appreciation (depreciation)
    on investments .........................          (1,644,556)           2,206,546              703,456            6,947,724
                                                   ----------------------------------------------------------------------------
   Net increase in net assets resulting
    from operations ........................           6,329,404           10,899,379           19,648,221           26,110,621
 Distributions to shareholders from:
  Net investment income:
   Class A .................................          (6,648,209)          (6,995,404)         (18,091,651)         (16,626,624)
   Class C .................................            (157,897)             (60,074)            (779,882)            (473,087)
  In excess of net investment income:
   Class A .................................              (6,115)            (123,177)             (17,247)                  --
   Class C .................................                (145)                (186)                (743)                  --
  Net realized gains:
   Class A .................................          (2,340,989)            (344,573)            (789,058)          (2,622,841)
   Class C .................................             (58,681)              (3,045)             (38,432)             (87,981)
                                                   ----------------------------------------------------------------------------
 Total distributions to shareholders .......          (9,212,036)          (7,526,459)         (19,717,013)         (19,810,533)
 Capital share transactions: (Note 2)
   Class A .................................             (25,786)             628,778           47,531,270           38,943,306
   Class C .................................           3,223,143            1,299,563            9,617,382            6,296,146
                                                   ----------------------------------------------------------------------------
 Total capital share transactions ..........           3,197,357            1,928,341           57,148,652           45,239,452
Net increase in net assets .................             314,725            5,301,261           57,079,860           51,539,540
Net assets:
 Beginning of year .........................         132,653,269          127,352,008          345,385,478          293,845,938
                                                   ----------------------------------------------------------------------------
 End of year ...............................       $ 132,967,994        $ 132,653,269        $ 402,465,338        $ 345,385,478
                                                   ----------------------------------------------------------------------------
Undistributed net investment income
 (accumulated distributions in excess of net
 investment income) included in net assets:
  End of year ..............................       $    (129,623)       $    (123,363)       $     (17,990)       $     194,415
                                                   ============================================================================


118                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-eight separate series (the Funds). All Funds included in this report are diversified except the Franklin Maryland Tax-Free Income Fund. The Funds' investment objective is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS,INVESTMENT INCOME,EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Funds, except for the Franklin Kentucky Tax-Free Income Fund, offer two classes of shares: Class A and Class C. Each class of shares differs by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively.

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

At February 28, 1999, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                                        FRANKLIN ALABAMA                 FRANKLIN FLORIDA
                                                                      TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                                  ---------------------------------------------------------------
CLASS A SHARES:                                                      SHARES          AMOUNT          SHARES            AMOUNT
                                                                  ---------------------------------------------------------------
1999
 Shares sold ...................................................    3,928,750     $ 46,288,384      27,102,249     $ 322,736,020
 Shares issued in reinvestment of distributions ................      497,017        5,847,857       2,172,745        25,852,864
 Shares redeemed ...............................................   (2,107,060)     (24,811,744)    (18,386,112)     (218,713,858)
                                                                  ---------------------------------------------------------------
 Net increase ..................................................    2,318,707     $ 27,324,497      10,888,882     $ 129,875,026
                                                                  ===============================================================
1998
 Shares sold ...................................................    2,766,059     $ 32,748,491      30,212,848     $ 353,306,324
 Shares issued in reinvestment of distributions ................      475,292        5,629,619       2,010,605        23,484,183
 Shares redeemed ...............................................   (1,626,797)     (19,240,059)    (18,970,452)     (222,006,879)
                                                                  ---------------------------------------------------------------
 Net increase ..................................................    1,614,554     $ 19,138,051      13,253,001     $ 154,783,628
                                                                  ===============================================================
CLASS C SHARES:
1999
 Shares sold ...................................................      572,980     $  6,785,441       3,192,922     $  38,333,343
 Shares issued in reinvestment of distributions ................       27,698          327,338         142,767         1,712,748
 Shares redeemed ...............................................     (119,184)      (1,408,006)     (1,141,979)      (13,692,903)
                                                                  ---------------------------------------------------------------
 Net increase ..................................................      481,494     $  5,704,773       2,193,710     $  26,353,188
                                                                  ===============================================================
1998
 Shares sold ...................................................      390,828     $  4,643,941       3,083,120     $  36,239,035
 Shares issued in reinvestment of distributions ................       18,074          215,421          93,070         1,097,230
 Shares redeemed ...............................................     (104,751)      (1,241,735)       (508,837)       (5,989,987)
                                                                  ---------------------------------------------------------------
 Net increase ..................................................      304,151     $  3,617,627       2,667,353     $  31,346,278
                                                                  ===============================================================

                                                                       FRANKLIN GEORGIA               FRANKLIN KENTUCKY
                                                                     TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                                  ---------------------------------------------------------------
CLASS A SHARES:                                                      SHARES         AMOUNT          SHARES         AMOUNT
                                                                  ---------------------------------------------------------------
1999
 Shares sold ...................................................    2,585,504    $ 31,326,826     1,245,441    $ 14,308,425
 Shares issued in reinvestment of distributions ................      368,092       4,460,541       117,256       1,347,644
 Shares redeemed ...............................................   (1,656,003)    (20,075,991)     (474,917)     (5,459,859)
                                                                  ---------------------------------------------------------------
 Net increase ..................................................    1,297,593    $ 15,711,376       887,780    $ 10,196,210
                                                                  ===============================================================
1998
 Shares sold ...................................................    1,933,459    $ 23,129,282     1,010,210    $ 11,338,175
 Shares issued in reinvestment of distributions ................      320,830       3,839,224       100,997       1,132,387
 Shares redeemed ...............................................   (1,703,156)    (20,305,214)     (383,160)     (4,272,136)
                                                                  ---------------------------------------------------------------
 Net increase ..................................................      551,133    $  6,663,292       728,047    $  8,198,426
                                                                  ===============================================================
CLASS C SHARES:
1999
 Shares sold ...................................................      929,760    $ 11,327,791
 Shares issued in reinvestment of distributions ................       35,188         428,887
 Shares redeemed ...............................................     (289,533)     (3,530,759)
                                                                  ------------------------------
 Net increase ..................................................      675,415    $  8,225,919
                                                                  ==============================
1998
 Shares sold ...................................................      460,913    $  5,568,131
 Shares issued in reinvestment of distributions ................       15,385         185,462
 Shares redeemed ...............................................     (105,355)     (1,270,321)
                                                                  ------------------------------
 Net increase ..................................................      370,943    $  4,483,272
                                                                  ==============================

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                          FRANKLIN LOUISIANA                 FRANKLIN MARYLAND
                                                                         TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                                                    ----------------------------------------------------------------
CLASS A SHARES:                                                       SHARES        AMOUNT            SHARES        AMOUNT
                                                                    ----------------------------------------------------------------
1999
 Shares sold ....................................................     3,221,007     $ 37,387,696      4,888,050     $ 57,057,592
 Shares issued in reinvestment of distributions .................       306,021        3,551,482        564,968        6,597,373
 Shares redeemed ................................................    (1,499,172)     (17,390,838)    (2,046,845)     (23,898,243)
                                                                    ----------------------------------------------------------------
 Net increase ...................................................     2,027,856     $ 23,548,340      3,406,173     $ 39,756,722
                                                                   =================================================================

1998
 Shares sold ....................................................     2,544,019     $ 29,162,908      3,401,350     $ 38,843,827
 Shares issued in reinvestment of distributions .................       258,819        2,962,814        470,311        5,386,462
 Shares redeemed ................................................    (1,168,965)     (13,345,727)    (1,917,780)     (21,931,614)
                                                                    ----------------------------------------------------------------
 Net increase ...................................................     1,633,873     $ 18,779,995      1,953,881     $ 22,298,675
                                                                    ================================================================
CLASS C SHARES:
1999
 Shares sold ....................................................       536,583     $  6,261,123        747,540     $  8,797,704
 Shares issued in reinvestment of distributions .................        16,406          191,580         38,241          450,176
 Shares redeemed ................................................       (79,281)        (925,065)      (250,371)      (2,949,273)
                                                                   ----------------------------------------------------------------
 Net increase ...................................................       473,708     $  5,527,638        535,410     $  6,298,607
                                                                   =================================================================
1998
 Shares sold ....................................................       169,745     $  1,955,399        505,326     $  5,826,287
 Shares issued in reinvestment of distributions .................        10,646          122,620         18,074          208,949
 Shares redeemed ................................................       (61,812)        (716,215)       (72,523)        (835,323)
                                                                    ----------------------------------------------------------------
 Net increase ...................................................       118,579     $  1,361,804        450,877     $  5,199,913
                                                                   =================================================================

                                                                          FRANKLIN MISSOURI             FRANKLIN NORTH CAROLINA
                                                                         TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                                    ----------------------------------------------------------------
CLASS A SHARES:                                                         SHARES           AMOUNT         SHARES           AMOUNT
                                                                    ----------------------------------------------------------------
1999
 Shares sold ....................................................     8,870,628     $ 108,367,210      6,146,411     $ 74,796,684
 Shares issued in reinvestment of distributions .................       712,755         8,699,355        654,741        7,962,453
 Shares redeemed ................................................    (3,032,017)      (37,018,933)    (2,617,169)     (31,813,178)
                                                                    ----------------------------------------------------------------
 Net increase ...................................................     6,551,366     $  80,047,632      4,183,983     $ 50,945,959
                                                                    ================================================================
1998
 Shares sold ....................................................     4,811,731     $  57,764,722      4,574,465     $ 54,388,614
 Shares issued in reinvestment of distributions .................       652,053         7,829,150        597,307        7,104,620
 Shares redeemed ................................................    (3,060,282)      (36,698,363)    (2,864,958)     (34,000,350)
                                                                    ----------------------------------------------------------------
 Net increase ...................................................     2,403,502     $  28,895,509      2,306,814     $ 27,492,884
                                                                    ================================================================
CLASS C SHARES:
1999
 Shares sold ....................................................       904,387     $  11,088,809      1,597,185     $ 19,527,930
 Shares issued in reinvestment of distributions .................        41,559           509,208         68,045          832,816
 Shares redeemed ................................................       (97,734)       (1,197,758)      (190,827)      (2,339,190)
                                                                   -----------------------------------------------------------------
 Net increase ...................................................       848,212     $  10,400,259      1,474,403     $ 18,021,556
                                                                   =================================================================
1998
 Shares sold ....................................................       497,123     $   5,978,580        917,204     $ 10,991,546
 Shares issued in reinvestment of distributions .................        20,221           244,143         33,729          404,561
 Shares redeemed ................................................       (61,062)         (734,600)      (120,346)      (1,441,653)
                                                                    ----------------------------------------------------------------
 Net increase ...................................................       456,282     $   5,488,123        830,587     $  9,954,454
                                                                    ================================================================

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                              FRANKLIN TEXAS                    FRANKLIN VIRGINIA
                                                           TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                       ------------------------------------------------------------------
CLASS A SHARES:                                          SHARES            AMOUNT             SHARES           AMOUNT
                                                       ------------------------------------------------------------------
1999
 Shares sold .......................................    1,063,854      $  12,279,433        6,206,679      $  73,827,181
 Shares issued in reinvestment of distributions ....      369,534          4,258,680          791,873          9,417,456
 Shares redeemed ...................................   (1,433,300)       (16,563,899)      (3,001,436)       (35,713,367)
                                                       ------------------------------------------------------------------
 Net increase (decrease) ...........................           88      $     (25,786)       3,997,116      $  47,531,270
                                                       ==================================================================
1998
 Shares sold .......................................    1,263,835      $  14,515,942        5,205,834      $  61,022,963
 Shares issued in reinvestment of distributions ....      278,940          3,202,284          795,583          9,347,069
 Shares redeemed ...................................   (1,490,778)       (17,089,448)      (2,681,610)       (31,426,726)
                                                       ------------------------------------------------------------------
 Net increase ......................................       51,997      $     628,778        3,319,807      $  38,943,306
                                                      ==================================================================
CLASS C SHARES:
1999
 Shares sold .......................................      324,935      $   3,790,151          916,509      $  10,970,899
 Shares issued in reinvestment of distributions ....       12,858            149,890           41,576            497,850
 Shares redeemed ...................................      (61,489)          (716,898)        (154,863)        (1,851,367)
                                                      -------------------------------------------------------------------
 Net increase ......................................      276,304      $   3,223,143          803,222      $   9,617,382
                                                      ===================================================================
1998
 Shares sold .......................................      125,740      $   1,465,061          626,031      $   7,380,721
 Shares issued in reinvestment of distributions ....        4,001             46,495           28,027            331,650
 Shares redeemed ...................................      (18,321)          (211,993)        (120,298)        (1,416,225)
                                                       ------------------------------------------------------------------
 Net increase ......................................      111,420      $   1,299,563          533,760      $   6,296,146
                                                       ===================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

    ANNUALIZED
     FEE RATE             MONTH-END NET ASSETS
    ------------------------------------------------------------------------
      .625%               First $100 million
      .500%               Over $100 million, up to and including $250 million
      .450%               In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive a portion of the management fees for the Franklin Kentucky Tax-Free Income Fund as noted in the Statement of Operations.

The Funds reimburse Distributors up to .10% and .65% per year of their average daily net asset of Class A and Class C, respectively, for costs incurred in marketing the Fund's shares.

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

Distributors received (paid) net commissions from (on) sales of the Funds shares, and received contingent deferred sales charges for the year as follows:

                                                 FRANKLIN      FRANKLIN        FRANKLIN        FRANKLIN       FRANKLIN
                                                 ALABAMA       FLORIDA         GEORGIA         KENTUCKY       LOUISIANA
                                                 TAX-FREE      TAX-FREE        TAX-FREE        TAX-FREE       TAX-FREE
                                                INCOME FUND   INCOME FUND     INCOME FUND     INCOME FUND    INCOME FUND
                                                ------------------------------------------------------------------------
Net commissions received (paid) .............    $(63,518)    $(582,368)      $(119,203)       $10,329        $(76,609)
Contingent deferred sales charges ...........    $  3,487     $  35,807       $  11,492        $    --        $  3,048

                                                 FRANKLIN      FRANKLIN        FRANKLIN         FRANKLIN       FRANKLIN
                                                 MARYLAND      MISSOURI      NORTH CAROLINA      TEXAS         VIRGINIA
                                                 TAX-FREE      TAX-FREE        TAX-FREE         TAX-FREE       TAX-FREE
                                                INCOME FUND   INCOME FUND     INCOME FUND      INCOME FUND    INCOME FUND
                                                -------------------------------------------------------------------------
Net commissions received (paid) .............    $(79,654)     $(209,521)      $(208,870)       $(21,445)       $(61,565)
Contingent deferred sales charges ...........    $ 10,749      $   5,859       $  14,317        $  1,125        $ 10,724

The Funds paid transfer agent fees of $1,442,118 of which $1,156,051 was paid to Investor Services.

4. INCOME TAXES

At February 28, 1999, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                  FRANKLIN          FRANKLIN            FRANKLIN
                                                  KENTUCKY          LOUISIANA        NORTH CAROLINA
                                                  TAX-FREE          TAX-FREE           TAX-FREE
                                                 INCOME FUND       INCOME FUND        INCOME FUND
                                               -----------------------------------------------------
Capital loss carryovers expiring in:
 2003                                             $450,595           $965,535           $357,415
 2004                                               65,389                 --                 --
 2005                                              294,278                 --            187,812
                                               -----------------------------------------------------
                                                  $810,262           $965,535           $545,227
                                               =====================================================

At February 28, 1999, Franklin Kentucky Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund have deferred capital loss occurring subsequent to October 31, 1998 of $32,325 and $11,635, respectively. For tax purposes, such losses will be reflected in the year ending February 29, 2000.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At February 28, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                             FRANKLIN           FRANKLIN            FRANKLIN           FRANKLIN          FRANKLIN
                                              ALABAMA           FLORIDA             GEORGIA            KENTUCKY          LOUISIANA
                                             TAX-FREE           TAX-FREE            TAX-FREE           TAX-FREE          TAX-FREE
                                            INCOME FUND        INCOME FUND         INCOME FUND        INCOME FUND       INCOME FUND
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------
Investments at cost ....................   $239,591,493      $1,733,617,423       $169,585,233        $60,441,733      $156,893,302
                                           =========================================================================================
Unrealized appreciation ................   $ 13,653,915      $  129,880,295       $  9,538,820        $ 3,514,113      $  8,707,100
Unrealized depreciation ................     (3,907,043)         (4,186,886)          (161,346)           (65,180)         (124,191)
                                           -----------------------------------------------------------------------------------------
Net unrealized appreciation ............   $  9,746,872      $  125,693,409       $  9,377,474        $ 3,448,933      $  8,582,909
                                           =========================================================================================

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INCOME TAXES (CONT.)

                                             FRANKLIN          FRANKLIN            FRANKLIN           FRANKLIN            FRANKLIN
                                             MARYLAND          MISSOURI         NORTH CAROLINA         TEXAS              VIRGINIA
                                             TAX-FREE          TAX-FREE           TAX-FREE            TAX-FREE            TAX-FREE
                                            INCOME FUND       INCOME FUND        INCOME FUND         INCOME FUND         INCOME FUND
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------
Investments at cost ....................   $252,537,414      $377,918,414        $365,166,109       $132,333,563       $377,395,543
                                          ------------------------------------------------------------------------------------------
Unrealized appreciation ................   $ 14,221,824      $ 21,991,800        $ 21,292,215       $  7,733,433       $ 22,841,856
Unrealized depreciation ................        (72,842)         (395,502)           (343,327)          (303,380)          (269,140)
                                          ------------------------------------------------------------------------------------------
Net unrealized appreciation ............   $ 14,148,982      $ 21,596,298        $ 20,948,888       $  7,430,053       $ 22,572,716
                                          ------------------------------------------------------------------------------------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28,1999 were as follows:

                                            FRANKLIN           FRANKLIN            FRANKLIN           FRANKLIN           FRANKLIN
                                             ALABAMA           FLORIDA             GEORGIA            KENTUCKY           LOUISIANA
                                            TAX-FREE           TAX-FREE            TAX-FREE           TAX-FREE           TAX-FREE
                                           INCOME FUND        INCOME FUND         INCOME FUND        INCOME FUND        INCOME FUND
                                          ------------------------------------------------------------------------------------------
Purchases ..............................   $50,507,349        $289,098,467        $43,563,894        $18,856,615        $51,146,054
Sales ..................................   $20,412,935        $133,138,077        $21,540,685        $ 6,146,966        $23,017,326

                                            FRANKLIN            FRANKLIN            FRANKLIN          FRANKLIN           FRANKLIN
                                            MARYLAND            MISSOURI          NORTH CAROLINA       TEXAS             VIRGINIA
                                            TAX-FREE            TAX-FREE            TAX-FREE          TAX-FREE           TAX-FREE
                                           INCOME FUND         INCOME FUND         INCOME FUND       INCOME FUND        INCOME FUND
                                          ------------------------------------------------------------------------------------------
Purchases ..............................   $48,017,428         $131,026,568        $87,122,334       $33,075,902        $82,664,315
Sales ..................................   $14,482,995         $ 52,921,989        $18,645,238       $37,731,603        $32,940,682

6. CREDIT RISK AND DEFAULTED SECURITIES

At February 28, 1999, the Franklin Florida Tax-Free Income Fund held defaulted securities with a value aggregating $11,934,000 representing .64% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Funds have investments in excess of 10% of their total net assets in their respective states. Such concentration may subject the Funds more significantly to economic changes occurring within those states.

FRANKLIN TAX-FREE TRUST
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the ten funds included in the report, which are part of the Franklin Tax-Free Trust, (hereafter referred to as the "Trust") at February 28, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
April 2, 1999

FRANKLIN TAX-FREE TRUST
TAX INFORMATION

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Trust hereby designates the following amounts as capital gain dividends for the fiscal year ended February 28, 1999.

Franklin Alabama Tax-Free Income Fund .............................   $  817,379
Franklin Florida Tax-Free Income Fund .............................    1,358,775
Franklin Georgia Tax-Free Income Fund .............................      628,282
Franklin Maryland Tax-Free Income Fund ............................    1,358,390
Franklin Missouri Tax-Free Income Fund ............................      489,903
Franklin Texas Tax-Free Income Fund ...............................    1,087,712
Franklin Virginia Tax-Free Income Fund ............................      279,282

Under Section 852 (b)(5)(A) of the Internal Revenue Code, the Trust hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 1999.

                       This page intentionally left blank.

                      This page intentionally left blank.

SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's annual report for the 12 months ended February 28, 1999.

The year under review was challenging for the global and domestic bond markets. Rarely have we witnessed the magnitude of volatility that we experienced over the past year, which was due to a number of different factors, ranging from the global financial crisis that impacted regions in Asia, Latin America and eastern Europe, to the liquidity crisis created by the concerns and uncertainties associated with a number of hedge funds' investment activities in third quarter 1998. Although certain market segments, such as the corporate high yield and mortgage areas, were hit the hardest, the municipal bond market also faced some challenges. The four-year declining interest-rate trend continued in 1998 as many regions around the world experienced slowing and, in certain cases, recession- or even depression-like economies. These regions had a direct impact on the U.S. economy through fewer purchases of American goods, reducing U.S. export levels. Throughout the same period, the American consumer boosted the domestic economy at much higher-than-anticipated levels. With global and domestic inflation virtually nonexistent, the Federal Reserve Board's (the Fed's) monetary policy panel, the Federal Open Market Committee, three times made quarter-point cuts to the federal funds target rate, lowering it to 4.75% on November 17, 1998. The Fed hoped to stimulate global economic growth and instill confidence in the financial markets. The 30-year Treasury bond followed suit, dropping from 5.92% on February 28, 1998, to 5.57% on February 28, 1999.

As interest rates declined, municipal bond issuers increased their refinancing activity of outstanding, higher interest-rate debt. In addition, many municipalities were in excellent fiscal condition due to the strong national economy, which gave them greater confidence to borrow money for new projects. These two conditions led to a surge in 1998's new-issue supply with total volume closely matching 1993's record $293 billion. Although demand from individual investors was relatively stable, at


CONTENTS

Shareholder Letter .......................................................     1

Special Feature:
A Word About
Municipal Bond Insurance .................................................     4

Fund Reports

  Franklin Arizona
  Tax-Free Income Fund ...................................................     6

  Franklin Colorado
  Tax-Free Income Fund ...................................................    11

  Franklin Connecticut
  Tax-Free Income Fund ...................................................    16

  Franklin Federal
  Intermediate-Term
  Tax-Free Income Fund ...................................................    21

  Franklin High Yield
  Tax-Free Income Fund ...................................................    25

  Franklin Indiana
  Tax-Free Income Fund ...................................................    31

  Franklin Michigan
  Tax-Free Income Fund ...................................................    36

  Franklin New Jersey
  Tax-Free Income Fund ...................................................    41

  Franklin Oregon
  Tax-Free Income Fund ...................................................    46

  Franklin Pennsylvania
  Tax-Free Income Fund ...................................................    51

  Franklin Puerto Rico
  Tax-Free Income Fund ...................................................    56

Municipal Bond Ratings ...................................................    61

Financial Highlights &
Statement of Investments .................................................    63

Financial Statements .....................................................   135

Notes to Financial Statements ............................................   147

Independent Auditors' Report .............................................   153

Tax Information ..........................................................   154

FUND CATEGORY

[PYRAMID GRAPHIC]
times, the municipal bond market had difficulty absorbing this huge bond supply, which caused the municipal bond market to underperform the Treasury bond market during the past year. To put it in perspective, in October 1998 an investor could purchase a 30-year, AAA municipal bond yielding approximately 105% of the yield on a comparable Treasury bond versus the historical average of approximately 89%. The last time we saw such attractive municipal market valuations was 1985 or 1986.

The prevalence of bond insurance was another trend affecting municipal bond market fundamentals. The increasingly higher percentages of AAA-insured municipal bond issues coming to market over the past four years seems to have finally peaked at approximately 50% in 1998, compared with 37% in 1994. One of the impacts on the market from having so many new bonds insured has been fewer and fewer uninsured bonds. With investors continuing to demand higher yields in a falling interest-rate environment, municipal bond market credit spreads, or the additional interest rate paid to investors for AAA- versus BBB-rated bonds, were extremely narrow. This condition abruptly changed in July 1998 when a large health care organization, with a substantial amount of insured debt outstanding, filed for bankruptcy. In large part, this significant event prompted municipal bond insurers to reevaluate their business models and use a less aggressive strategy in certain market sectors, particularly health care. The market impact has been a widening of credit spreads in the lower-quality, or high yield, market segment.

Franklin's municipal bond portfolio managers and research analysts certainly welcome the widening credit spreads, as we have focused on purchasing AAA-insured securities for the most part, over the past few years. We felt we weren't getting the appropriate reward of higher interest rates, to take on the additional credit risk of many lower-quality bonds. As a result, many of our investment-grade portfolios have a record-high percentage of their net assets invested in AAA bonds at the funds' fiscal year-end. We believe this puts us in an excellent position to take advantage of portfolio management opportunities, as we are now seeing lower-quality securities with the appropriate risk/reward relationship. Our team of research analysts will continue to seek out these opportunities and work closely with the portfolio managers in making their recommendations.

Looking forward, we anticipate supply pressures to moderate in 1999. Already, municipal new issuance for the first six weeks of the year was down about 18%, compared with the same period last calendar year.* We also expect mid-1998's improved municipal bond demand to continue. Under such circumstances, the municipal bond market would be well-positioned in 1999.

Municipal bonds continue to be an attractive investment for those investors seeking tax-free income as well as providing an opportunity to diversify risk in their portfolios. Generally, a taxable investment would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment. We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,




/s/ Charles B. Johnson
----------------------
Charles B. Johnson
Chairman
Franklin Tax-Free Trust




/s/ Thomas J. Kenny
----------------------
Thomas J. Kenny
Director
Franklin Municipal Bond Department

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.+ You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your fund's report.

+For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

*Source: The Bond Buyer, February 18, 1999.

A WORD ABOUT MUNICIPAL BOND INSURANCE

[SPECIAL FEATURE LOGO]

Municipal bond insurers guarantee the timely payment of interest and principal on insured bond issues, providing bond investors with additional protection against the potential of the issuer's payment default. Moody's and Standard & Poor's assign the four principal municipal bond insurers -- MBIA, AMBAC, FGIC and FSA -- their highest rating, AAA, based on their ability to pay claims. This is important, as once a bond is insured it no longer carries the underlying security's rating, but the insurer's rating. In 1998, the four primary municipal bond insurers comprised more than 98% of the market, with MBIA controlling the largest share, 35.4%.

Municipal bond insurers often work with bond reinsurers to enhance their ability to generate new business. By purchasing portions of insured bond portfolios from the insurers, bond reinsurers assume a portion of the risk, freeing up the insurers' capital and enabling them to insure additional municipal bond issues. The added capital provided by the reinsurers, in turn, increases the overall size of the insured municipal bond market.

Currently, many municipal bond issuers favor the use of bond insurance. In 1998, municipal bond insurers covered 50.8% of the new-issue municipal bond market, involving 5,825 new issues valued at $145 billion. For issuers, obtaining bond insurance can often lower their borrowing costs as it often improves their credit rating, which more than makes up for the cost of the insurance. In addition, the four primary, AAA-rated bond insurers presently charge issuers comparatively inexpensive insurance premiums, due to the extremely competitive environment for municipal bond insurance. Bond insurance also enables issuers to market their bonds to a larger pool of potential buyers. For example, insured municipal bond funds purchase primarily, if not exclusively, insured bonds.

Low-cost municipal bond insurance benefits investors beyond the credit protection it provides against payment default. As insured bonds appeal to a wider variety of investors, insurance can lead to improved liquidity, allowing investors to more easily buy and sell bonds.

[PIE CHART]

INSURERS' MARKET SHARE*
12/31/98

MBIA     35.4%
FSA      22.0%
GFIC     21.5%
AMBAC    19.6%
Other     1.5%

[BAR GRAPH]

INSURED MUNICIPAL BOND ISSUES*
As a % of Municipal Bond Market

1993     37.0%
1994     37.0%
1995     43.0%
1996     46.0%
1997     49.0%
1998     50.8%

*Source: The Bond Buyer, 1999.

FRANKLIN ARIZONA TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin Arizona Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

[PIE CHART]

AAA      50.2%
AA       17.2%
A        14.6%
BBB      18.0%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Arizona Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of Arizona municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[ARIZONA STATE GRAPHIC]

Fueled by solid economic gains, high income tax receipts and stringent borrowing practices, Arizona achieved tremendous growth during the year under review. This was accomplished despite the state's lower-than-average income levels and reduced corporate and personal income tax rates.(2) Unemployment levels remained below the nation's while efforts to shift away from the traditional pillars of mining, agriculture and real estate were successful. The state generated its fourth consecutive operating surplus as ongoing diversification efforts increased the activities of the services and manufacturing sectors. With exports accounting for more than 100,000 jobs, and high-technology goods making up some 80% of the total, Arizona, like many states, faced vulnerabilities as a result of the Asian economic crisis. However, the state's ample $291 million budget stabilization fund could counter a cyclical downturn. In addition, the state intends to increase maximum contribution levels to this "rainy day" fund to 7.1%, from 5.6% of general fund revenues, in fiscal 1999.(2)

The state predicts some general fund depletion in fiscal 1999, in part due to increased spending as a result of "Students FIRST." This legislation, upheld by the Arizona Supreme Court, mandated centralization of various aspects of the school system. Although not allowed to issue general obligation (GO) debt, which helps to explain the low overall debt levels and Standard & Poor's high ratings on the state's revenue bonds, certain districts will be allowed to vote in support of property tax increases that may ultimately help fund special GO issues. Regardless, as one of the fastest-growing economies in the nation, Arizona looks well-positioned to handle the increased burden.

(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2) Source: Standard & Poor's(R) CreditWeek Municipal, August 10, 1998.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 64 of this report.

PORTFOLIO NOTES

The supply of Arizona bonds in 1998 was very strong at $4.18 billion, an increase of 35.6% from 1997. Fifty-eight percent of Arizona bonds were insured, compared with 47.5% in 1997, as bond insurance was comparatively inexpensive during the 12 months under review. The large supply of insured bonds, which typically garner the highest investment rating, enabled the fund to maintain approximately 50% of the portfolio in AAA-rated securities at the end of the reporting period.

We focused on purchasing insured and high quality bonds during the 12 months under review, as a result of the tight credit spreads, the difference in the interest rates of lower- and higher-quality issues. Such purchases included Chandler Hospital District, Gilbert School District #41, Mesa General Obligation and Mohave County United School District #1.

We also found value in the hospital sector during the reporting period. We felt the bonds were cheap relative to other market sectors. Hospitals increased from 11.8% of total long-term investments on February 28, 1998, to 16.7% on February 28, 1999. Significant purchases included Maricopa County Industrial Development Authority Catholic Healthcare West Project, Arizona Health Facilities Authority Hospital System Revenue - Northern Arizona Healthcare Systems and Maricopa County Industrial Development Authority for the Mayo Clinic Hospital.

Asset growth was steady during the fund's fiscal year -- the fund's total net assets increased 7%, from $824.8 million on February 28, 1998, to $884.9 million at the end of the reporting period. However, due to the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from prerefunded bond sales. Thus, the fund made distributions totaling 4.81 cents per share in long-term capital gains and 0.19 cents per share in short-term capital gains in June and December. In addition, we were forced to invest proceeds from sales as well as new money in securities that carried a lower interest rate than those bonds we sold. As a result, the dividend decreased in March 1998, and the fund may make another capital gain distribution in June 1999.

PORTFOLIO BREAKDOWN
Franklin Arizona
Tax-Free Income Fund
2/28/99

                                 % OF TOTAL
                                 LONG-TERM
SECTOR                           INVESTMENTS
------                           -----------
Utilities                           30.2%
Hospitals                           16.7%
Prerefunded                         13.2%
Education                            9.2%
Industrial                           6.8%
Housing                              6.6%
General Obligation                   4.6%
Transportation                       4.4%
Other Revenue                        4.3%
Certificates of Participation        2.7%
Miscellaneous                        0.8%
Sales Tax                            0.5%

Going forward, we expect the Arizona bond supply to remain stable in 1999. This, combined with strong demand for the state's bonds, should continue to make Arizona municipal securities attractive investments for investors seeking tax-free income. We will continue our strategy of protecting share value and maintaining the fund's competitive yield.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Arizona Tax-Free Income Fund
3/1/98 - 2/28/99

                                                 DIVIDEND PER SHARE
                                      ------------------------------------------
MONTH                                 CLASS A                         CLASS C
--------------------------------------------------------------------------------
March                                 5.0 cents                       4.44 cents
April                                 5.0 cents                       4.47 cents
May                                   5.0 cents                       4.47 cents
June                                  5.0 cents                       4.47 cents
July                                  5.0 cents                       4.46 cents
August                                5.0 cents                       4.46 cents
September                             4.8 cents                       4.26 cents
October                               4.8 cents                       4.23 cents
November                              4.8 cents                       4.23 cents
December                              4.8 cents                       4.23 cents
January                               4.8 cents                       4.23 cents
February                              4.8 cents                       4.23 cents
--------------------------------------------------------------------------------
TOTAL                                 58.8 CENTS                      52.18 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                       CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                               -$0.06           $11.38    $11.44

                                              DISTRIBUTIONS
                                              ----------------------------------
Dividend Income                               $0.5880
Long-Term Capital Gain                        $0.0481
Short-Term Capital Gain                       $0.0019
Total                                         $0.6380

CLASS C                                       CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                               -$0.06           $11.45    $11.51

                                              DISTRIBUTIONS
                                              ----------------------------------
Dividend Income                               $0.5218
Long-Term Capital Gain                        $0.0481
Short-Term Capital Gain                       $0.0019
Total                                         $0.5718

PERFORMANCE

                                                                            INCEPTION
CLASS A                                          1-YEAR  5-YEAR    10-YEAR   (9/1/87)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +5.17%  +33.16%  +107.43%   +133.44%
Average Annual Total Return(2)                   +0.68%   +4.99%    +7.10%     +7.25%
Distribution Rate(3)                     4.79%
Taxable Equivalent Distribution Rate(4)  8.35%
30-Day Standardized Yield(5)             3.87%
Taxable Equivalent Yield(4)              6.75%


                                                                  INCEPTION
CLASS C                                          1-YEAR  3-YEAR   (5/1/95)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +4.54%  +18.06%    +27.03%
Average Annual Total Return(2)                   +2.47%   +5.35%     +6.17%
Distribution Rate(3)                     4.40%
Taxable Equivalent Distribution Rate(4)  7.67%
30-Day Standardized Yield(5)             3.45%
Taxable Equivalent Yield(4)              6.01%

Franklin Arizona Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 4.81 cents ($0.0481) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance is not predictive of future results.

FRANKLIN ARIZONA
TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Arizona state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN ARIZONA
TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
---------------------------------
1-Year                     +0.68%
5-Year                     +4.99%
10-Year                    +7.10%
Since Inception (9/1/87)   +7.25%

AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
---------------------------------
1-Year                     +2.47%
3-Year                     +5.35%
Since Inception (5/1/95)   +6.17%

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

CLASS A (3/1/89--2/28/99)

The following line graph compares the performance of the Franklin Arizona Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

-------------------------------------------------------------------------------
Fund No. 0126           Inception 9/1/87
-------------------------------------------------------------------------------
Date                  Franklin Arizona       Lehman Brothers             CPI
                      Tax-Free Income        Municipal Bond
                       Fund-Class A               Index
-------------------------------------------------------------------------------
        3/1/89     $9,575                 $10,000                      $10,000
       3/31/89     $9,551       -0.24%     $9,976        0.58%         $10,058
       4/30/89     $9,769        2.37%    $10,212        0.65%         $10,123
       5/31/89     $9,979        2.08%    $10,425        0.57%         $10,181
       6/30/89     $10,105       1.36%    $10,567        0.24%         $10,206
       7/31/89     $10,194       1.36%    $10,710        0.24%         $10,230
       8/31/89     $10,122      -0.98%    $10,605        0.16%         $10,246
       9/30/89     $10,068      -0.30%    $10,574        0.32%         $10,279
      10/31/89     $10,159       1.22%    $10,703        0.48%         $10,329
      11/30/89     $10,308       1.75%    $10,890        0.24%         $10,353
      12/31/89     $10,390       0.82%    $10,979        0.16%         $10,370
       1/31/90     $10,316      -0.47%    $10,928        1.03%         $10,477
       2/28/90     $10,438       0.89%    $11,025        0.47%         $10,526
       3/31/90     $10,442       0.03%    $11,028        0.55%         $10,584
       4/30/90     $10,386      -0.72%    $10,949        0.16%         $10,601
       5/31/90     $10,601       2.18%    $11,187        0.23%         $10,625
       6/30/90     $10,707       0.88%    $11,286        0.54%         $10,682
       7/31/90     $10,884       1.48%    $11,453        0.38%         $10,723
       8/31/90     $10,601      -1.45%    $11,287        0.92%         $10,822
       9/30/90     $10,595       0.06%    $11,294        0.84%         $10,913
      10/31/90     $10,755       1.81%    $11,498        0.60%         $10,978
      11/30/90     $10,989       2.01%    $11,729        0.22%         $11,002
      12/31/90     $10,993       0.44%    $11,781        0.00%         $11,002
       1/31/91     $11,188       1.34%    $11,939        0.60%         $11,068
       2/28/91     $11,298       0.87%    $12,042        0.15%         $11,085
       3/31/91     $11,324       0.04%    $12,047        0.15%         $11,102
       4/30/91     $11,479       1.34%    $12,209        0.15%         $11,118
       5/31/91     $11,559       0.89%    $12,317        0.30%         $11,152
       6/30/91     $11,538      -0.10%    $12,305        0.29%         $11,184
       7/31/91     $11,713       1.22%    $12,455        0.15%         $11,201
       8/31/91     $11,835       1.32%    $12,620        0.29%         $11,233
       9/30/91     $12,001       1.30%    $12,784        0.44%         $11,283
      10/31/91     $12,068       0.90%    $12,899        0.15%         $11,299
      11/30/91     $12,113       0.28%    $12,935        0.29%         $11,332
      12/31/91     $12,339       2.15%    $13,213        0.07%         $11,340
       1/31/92     $12,384       0.23%    $13,243        0.15%         $11,357
       2/29/92     $12,379       0.03%    $13,247        0.36%         $11,398
       3/31/92     $12,386       0.04%    $13,253        0.51%         $11,456
       4/30/92     $12,485       0.89%    $13,370        0.14%         $11,472
       5/31/92     $12,642       1.18%    $13,528        0.14%         $11,488
       6/30/92     $12,800       1.68%    $13,756        0.36%         $11,530
       7/31/92     $13,263       3.00%    $14,168        0.21%         $11,554
       8/31/92     $13,118      -0.98%    $14,029        0.28%         $11,586
       9/30/92     $13,219       0.65%    $14,121        0.28%         $11,619
      10/31/92     $13,072      -0.98%    $13,982        0.35%         $11,659
      11/30/92     $13,377       1.79%    $14,232        0.14%         $11,676
      12/31/92     $13,552       1.02%    $14,378       -0.07%         $11,667
       1/31/93     $13,728       1.16%    $14,544        0.49%         $11,725
       2/28/93     $14,062       3.62%    $15,071        0.35%         $11,766
       3/31/93     $13,984      -1.06%    $14,911        0.35%         $11,807
       4/30/93     $14,064       1.01%    $15,062        0.28%         $11,840
       5/31/93     $14,145       0.56%    $15,146        0.14%         $11,856
       6/30/93     $14,375       1.67%    $15,399        0.14%         $11,873
       7/31/93     $14,370       0.13%    $15,419        0.00%         $11,873
       8/31/93     $14,651       2.08%    $15,740        0.28%         $11,906
       9/30/93     $14,808       1.14%    $15,919        0.21%         $11,931
      10/31/93     $14,851       0.19%    $15,949        0.41%         $11,980
      11/30/93     $14,782      -0.88%    $15,809        0.07%         $11,989
      12/31/93     $15,068       2.11%    $16,143        0.00%         $11,989
       1/31/94     $15,215       1.14%    $16,327        0.27%         $12,021
       2/28/94     $14,900      -2.59%    $15,904        0.34%         $12,062
       3/31/94     $14,416      -4.07%    $15,257        0.34%         $12,103
       4/30/94     $14,485       0.85%    $15,386        0.14%         $12,120
       5/31/94     $14,554       0.87%    $15,520        0.07%         $12,128
       6/30/94     $14,518      -0.61%    $15,425        0.34%         $12,170
       7/31/94     $14,745       1.83%    $15,708        0.27%         $12,202
       8/31/94     $14,802       0.35%    $15,763        0.40%         $12,251
       9/30/94     $14,660      -1.47%    $15,531        0.27%         $12,284
      10/31/94     $14,450      -1.78%    $15,255        0.07%         $12,293
      11/30/94     $14,188      -1.81%    $14,978        0.13%         $12,309
      12/31/94     $14,461       2.20%    $15,308        0.00%         $12,309
       1/31/95     $14,776       2.86%    $15,746        0.40%         $12,358
       2/28/95     $15,146       2.91%    $16,204        0.40%         $12,408
       3/31/95     $15,302       1.15%    $16,390        0.33%         $12,448
       4/30/95     $15,348       0.12%    $16,410        0.33%         $12,490
       5/31/95     $15,725       3.19%    $16,933        0.20%         $12,515
       6/30/95     $15,620      -0.87%    $16,786        0.20%         $12,540
       7/31/95     $15,723       0.95%    $16,946        0.00%         $12,540
       8/31/95     $15,883       1.27%    $17,161        0.26%         $12,572
       9/30/95     $15,958       0.63%    $17,269        0.20%         $12,597
      10/31/95     $16,175       1.45%    $17,519        0.33%         $12,639
      11/30/95     $16,422       1.66%    $17,810       -0.07%         $12,630
      12/31/95     $16,574       0.96%    $17,981       -0.07%         $12,621
       1/31/96     $16,652       0.76%    $18,118        0.59%         $12,696
       2/29/96     $16,541      -0.68%    $17,995        0.32%         $12,736
       3/31/96     $16,358      -1.28%    $17,764        0.52%         $12,803
       4/30/96     $16,334      -0.28%    $17,714        0.39%         $12,852
       5/31/96     $16,354      -0.04%    $17,707        0.19%         $12,877
       6/30/96     $16,553       1.09%    $17,900        0.06%         $12,885
       7/31/96     $16,663       0.91%    $18,063        0.19%         $12,909
       8/31/96     $16,676      -0.02%    $18,060        0.19%         $12,934
       9/30/96     $16,905       1.40%    $18,313        0.32%         $12,975
      10/31/96     $17,060       1.13%    $18,519        0.32%         $13,017
      11/30/96     $17,306       1.83%    $18,858        0.19%         $13,041
      12/31/96     $17,264      -0.42%    $18,779        0.00%         $13,041
       1/31/97     $17,298       0.19%    $18,815        0.32%         $13,083
       2/28/97     $17,439       0.92%    $18,988        0.31%         $13,124
       3/31/97     $17,240      -1.33%    $18,735        0.25%         $13,156
       4/30/97     $17,384       0.84%    $18,893        0.12%         $13,172
       5/31/97     $17,590       1.51%    $19,178       -0.06%         $13,164
       6/30/97     $17,753       1.07%    $19,383        0.12%         $13,180
       7/31/97     $18,167       2.77%    $19,920        0.12%         $13,196
       8/31/97     $18,043      -0.94%    $19,733        0.19%         $13,221
       9/30/97     $18,237       1.19%    $19,968        0.25%         $13,254
      10/31/97     $18,337       0.64%    $20,096        0.25%         $13,287
      11/30/97     $18,453       0.59%    $20,214       -0.06%         $13,279
      12/31/97     $18,691       1.46%    $20,509       -0.12%         $13,263
       1/31/98     $18,841       1.03%    $20,720        0.19%         $13,288
       2/28/98     $18,860       0.03%    $20,727        0.19%         $13,314
       3/31/98     $18,860       0.09%    $20,745        0.19%         $13,339
       4/30/98     $18,827      -0.45%    $20,652        0.18%         $13,363
       5/31/98     $19,060       1.58%    $20,978        0.18%         $13,387
       6/30/98     $19,117       0.39%    $21,060        0.12%         $13,403
       7/31/98     $19,168       0.25%    $21,113        0.12%         $13,419
       8/31/98     $19,405       1.55%    $21,440        0.12%         $13,435
       9/30/98     $19,640       1.25%    $21,708        0.12%         $13,451
      10/31/98     $19,619       0.00%    $21,708        0.24%         $13,484
      11/30/98     $19,684       0.35%    $21,784        0.00%         $13,484
      12/31/98     $19,707       0.25%    $21,838       -0.06%         $13,476
       1/31/99     $19,912       1.19%    $22,098        0.24%         $13,508
       2/28/99     $19,862      -0.44%    $22,001        0.12%         $13,524

Total Return        98.62%                120.01%                       35.24%
-------------------------------------------------------------------------------


CLASS C (5/1/95--2/28/99)

The following line graph compares the performance of the Franklin Arizona Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

------------------------------------------------------------------------------
Date               Franklin Arizona      Lehman Brothers                CPI
                   Tax-Free Income       Municipal Bond
                     Fund-Class C         Index
------------------------------------------------------------------------------
        5/1/95     $9,902                 $10,000                  $10,000
       5/31/95     $10,155       3.19%    $10,319        0.20%     $10,020
       6/30/95     $10,082      -0.87%    $10,229        0.20%     $10,040
       7/31/95     $10,142       0.95%    $10,326        0.00%     $10,040
       8/31/95     $10,249       1.27%    $10,458        0.26%     $10,066
       9/29/95     $10,301       0.63%    $10,523        0.20%     $10,086
      10/31/95     $10,426       1.45%    $10,676        0.33%     $10,120
      11/30/95     $10,588       1.66%    $10,853       -0.07%     $10,112
      12/29/95     $10,671       0.96%    $10,957       -0.07%     $10,105
       1/31/96     $10,724       0.76%    $11,041        0.59%     $10,165
       2/29/96     $10,638      -0.68%    $10,966        0.32%     $10,198
       3/29/96     $10,527      -1.28%    $10,825        0.52%     $10,251
       4/30/96     $10,507      -0.28%    $10,795        0.39%     $10,291
       5/31/96     $10,515      -0.04%    $10,791        0.19%     $10,310
       6/28/96     $10,627       1.09%    $10,908        0.06%     $10,316
       7/31/96     $10,701       0.91%    $11,008        0.19%     $10,336
       8/30/96     $10,704      -0.02%    $11,005        0.19%     $10,356
       9/30/96     $10,844       1.40%    $11,159        0.32%     $10,389
      10/31/96     $10,947       1.13%    $11,286        0.32%     $10,422
      11/29/96     $11,098       1.83%    $11,492        0.19%     $10,442
      12/31/96     $11,065      -0.42%    $11,444        0.00%     $10,442
       1/31/97     $11,072       0.19%    $11,466        0.32%     $10,475
       2/28/97     $11,158       0.92%    $11,571        0.31%     $10,508
       3/31/97     $11,039      -1.33%    $11,417        0.25%     $10,534
       4/30/97     $11,126       0.84%    $11,513        0.12%     $10,547
       5/31/97     $11,252       1.51%    $11,687       -0.06%     $10,540
       6/30/97     $11,339       1.07%    $11,812        0.12%     $10,553
       7/31/97     $11,598       2.77%    $12,139        0.12%     $10,565
       8/31/97     $11,524      -0.94%    $12,025        0.19%     $10,586
       9/30/97     $11,642       1.19%    $12,168        0.25%     $10,612
      10/31/97     $11,700       0.64%    $12,246        0.25%     $10,639
      11/30/97     $11,768       0.59%    $12,318       -0.06%     $10,632
      12/31/97     $11,912       1.46%    $12,498       -0.12%     $10,619
       1/31/98     $12,012       1.03%    $12,627        0.19%     $10,640
       2/28/98     $12,018       0.03%    $12,631        0.19%     $10,660
       3/31/98     $12,013       0.09%    $12,642        0.19%     $10,680
       4/30/98     $11,975      -0.45%    $12,585        0.18%     $10,699
       5/31/98     $12,117       1.58%    $12,784        0.18%     $10,719
       6/30/98     $12,159       0.39%    $12,834        0.12%     $10,731
       7/31/98     $12,174       0.25%    $12,866        0.12%     $10,744
       8/31/98     $12,329       1.55%    $13,065        0.12%     $10,757
       9/30/98     $12,482       1.25%    $13,229        0.12%     $10,770
      10/31/98     $12,452       0.00%    $13,229        0.24%     $10,796
      11/30/98     $12,487       0.35%    $13,275        0.00%     $10,796
      12/31/98     $12,495       0.25%    $13,308       -0.06%     $10,789
       1/31/99     $12,617       1.19%    $13,466        0.24%     $10,815
       2/28/99     $12,579      -0.44%    $13,407        0.12%     $10,828

Total Return        25.79%                 34.07%                    8.28%
-----------------------------------------------------------------------------


*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.

FRANKLIN COLORADO TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Colorado Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Colorado state personal income taxes through a portfolio consisting primarily of Colorado municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[COLORADO STATE GRAPHIC]

Colorado finds itself the envy of most of the nation, with a booming and diverse economy, exceptionally low debt, and a unique, actively practiced tax rebate policy. Employment growth continued unabated for the year under review, rising approximately 3.9%, while the 3.1% unemployment rate remained below the national average. The state continued to outpace the nation in population, retail trade, personal income and employment.(2) Further resiliency came from the sector makeup among services, trade, government and manufacturing, which provided a considerable buffer against a cyclical downturn. Proving this point, the previous military base closures, which resulted in the loss of some 7,000 jobs, were absorbed with no noticeable consequences. Adding another layer against economic shock, the state's general fund held approximately $1.26 billion as of year-end 1998.

Colorado avoids issuing debt whenever possible. Preferring the pay-as-you-go method to traditional debt financing, the state constitution prohibits the issuance of general obligation (GO) bond issues. As a result, the state's debt ratios, at $158 per capita in 1997, were among the nation's lowest. The taxpayer bill of rights (TABOR), enacted in 1992, further underscores prudent fiscal control. TABOR restricts state expenditures to inflation and population growth, with any additional annual revenues rebated back to the populace. Projections for 1999 show continued general fund income tax growth above 6.0%.(3)

CREDIT QUALITY BREAKDOWN*
Franklin Colorado Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

[PIE CHART]

AAA      64.7%
AA        8.0%
A        14.0%
BBB      13.3%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency

(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2) Source: Moody's Investors Service, Municipal Credit Research, April 22,
1998.

(3) Source: Standard & Poor's CreditWeek Municipal, August 24, 1998.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 70 of this report.

PORTFOLIO BREAKDOWN
Franklin Colorado
Tax-Free Income Fund
2/28/99

                                 % OF TOTAL
                                  LONG-TERM
SECTOR                           INVESTMENTS
--------------------------------------------
Hospitals                           17.7%
Utilities                           13.4%
Transportation                      12.0%
Housing                             11.5%
Education                           10.5%
Prerefunded                          8.2%
Certificates of Participation        7.5%
Health Care                          6.0%
General Obligation                   3.9%
Sales Tax                            3.8%
Industrial                           3.0%
Other Revenue                        2.1%
Tax Allocation                       0.4%

PORTFOLIO NOTES

Franklin Colorado Tax-Free Income Fund enjoyed healthy performance for the 12 months under review. The 1998 Colorado bond supply was $3.21 billion, down 36.7% from 1997. However, 55% of the Colorado bond market was insured in 1998. The fund took advantage of the tight credit spreads and the market's abundance of insurance to increase the percentage of high-quality bonds in the portfolio. AAA- rated securities increased to 64.7% of the portfolio's total long-term investments on February 28, 1999, compared with 63.1% on February 28, 1998. Some of our high-grade purchases included Auraria Higher Education Certificates of Participation, Englewood Civic Center Project Certificates of Participation and Jefferson County School District #R-1.

During the one-year period, we attempted to maintain diversification by making purchases in a number of different industries. We found value in the hospital sector in particular, which we felt was inexpensive relative to other sectors. The large bond supply temporarily pushed down the price, and we were able to take advantage of the situation. During the reporting period, hospitals increased from 12.9% of total long-term investments on February 28, 1998, to 17.7% at the end of the reporting period. Significant purchases in this sector included Colorado Health Facilities Authority Revenue for Parkview Medical Center Inc. Project, Colorado Health Facilities Authority Revenue for Kaiser Permanente and Colorado Health Facilities Authority Revenue for National Benevolent Association.

We also participated in the $255 million Denver City and County School District issue, which was the state's largest voted school district deal ever. As a result of the TABOR, all new issues must be approved by taxpayers, and the size of this deal indicates strong voter support.

The fund's Class A share price, as measured by net asset value, decreased six cents, from $12.11 on February 28, 1998, to $12.05 on February 28, 1999. However, due to the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from prerefunded bond sales. Thus, the fund made distributions totaling 7.4 cents per share in long-term capital gains and 0.2 cents per share in short-term capital gains in June and December. As a result, the dividend decreased in June 1998, and the fund may make another capital gain distribution in June 1999.

Looking forward, the 1999 municipal bond supply is expected to remain approximately the same as in 1998. This coupled with strong demand for Colorado bonds should continue to make Colorado municipals attractive investments for investors seeking income. Please keep in mind that the fund can distribute only what it earns, so it is probable that dividend payments will remain suppressed while interest rates stay down.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Colorado Tax-Free Income Fund
3/1/98 - 2/28/99

                                                            DIVIDEND PER SHARE
                                                          ----------------------
MONTH                                                     CLASS A      CLASS C
--------------------------------------------------------------------------------
March                                                     5.2 cents   4.61 cents
April                                                     5.2 cents   4.64 cents
May                                                       5.2 cents   4.64 cents
June                                                      5.0 cents   4.44 cents
July                                                      5.0 cents   4.42 cents
August                                                    5.0 cents   4.42 cents
September                                                 5.0 cents   4.42 cents
October                                                   5.0 cents   4.43 cents
November                                                  5.0 cents   4.43 cents
December                                                  5.0 cents   4.43 cents
January                                                   5.0 cents   4.43 cents
February                                                  5.0 cents   4.43 cents
--------------------------------------------------------------------------------
TOTAL                                                    60.6 CENTS  53.74 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

FRANKLIN COLORADO
TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Colorado state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                       CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                               -$0.06           $12.05    $12.11

                                              DISTRIBUTIONS
                                              ----------------------------------
Dividend Income                               $0.606
Long-Term Capital Gain                        $0.074
Short-Term Capital Gain                       $0.002
Total                                         $0.682

CLASS C                                       CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                               -$0.06           $12.11    $12.17

                                              DISTRIBUTIONS
                                              ----------------------------------
Dividend Income                               $0.5374
Long-Term Capital Gain                        $0.0740
Short-Term Capital Gain                       $0.0020
Total                                         $0.6134

PERFORMANCE

                                                                            INCEPTION
CLASS A                                         1-YEAR  5-YEAR     10-YEAR   (9/1/87)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                      +5.24%  +34.47%    +112.18%   +141.22%
Average Annual Total Return(2)                  +0.75%   +5.18%      +7.34%    +7.55%
Distribution Rate(3)                     4.72%
Taxable Equivalent Distribution Rate(4)  8.23%
30-Day Standardized Yield(5)             3.95%
Taxable Equivalent Yield(4)              6.88%

                                                                 INCEPTION
CLASS C                                         1-YEAR  3-YEAR    (5/1/95)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                      +4.63%  +18.99%    +29.20%
Average Annual Total Return(2)                  +2.62%   +5.61%    +6.62%
Distribution Rate(3)                     4.30%
Taxable Equivalent Distribution Rate(4)  7.49%
30-Day Standardized Yield(5)             3.53%
Taxable Equivalent Yield(4)              6.15%

Franklin Colorado Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 7.4 cents ($0.074) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance is not predictive of future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

CLASS A (3/1/89--2/28/99)

The following line graph compares the performance of the Franklin Colorado Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

--------------------------------------------------------------------------------
Date          Franklin Colorado      Lehman Brothers                 CPI
               Tax-Free Income       Municipal Bond
                Fund-Class A              Index
--------------------------------------------------------------------------------
3/1/89               $9,573                   $10,000                    $10,000
3/31/89              $9,539         -0.24%     $9,976          0.58%     $10,058
4/30/89              $9,725          2.37%    $10,212          0.65%     $10,123
5/31/89              $9,940          2.08%    $10,425          0.57%     $10,181
6/30/89              $10,073         1.36%    $10,567          0.24%     $10,206
7/31/89              $10,159         1.36%    $10,710          0.24%     $10,230
8/31/89              $10,106        -0.98%    $10,605          0.16%     $10,246
9/30/89              $10,052        -0.30%    $10,574          0.32%     $10,279
10/31/89             $10,140         1.22%    $10,703          0.48%     $10,329
11/30/89             $10,277         1.75%    $10,890          0.24%     $10,353
12/31/89             $10,366         0.82%    $10,979          0.16%     $10,370
1/31/90              $10,301        -0.47%    $10,928          1.03%     $10,477
2/28/90              $10,440         0.89%    $11,025          0.47%     $10,526
3/31/90              $10,433         0.03%    $11,028          0.55%     $10,584
4/30/90              $10,357        -0.72%    $10,949          0.16%     $10,601
5/31/90              $10,578         2.18%    $11,187          0.23%     $10,625
6/30/90              $10,700         0.88%    $11,286          0.54%     $10,682
7/31/90              $10,874         1.48%    $11,453          0.38%     $10,723
8/31/90              $10,605        -1.45%    $11,287          0.92%     $10,822
9/30/90              $10,598         0.06%    $11,294          0.84%     $10,913
10/31/90             $10,733         1.81%    $11,498          0.60%     $10,978
11/30/90             $10,982         2.01%    $11,729          0.22%     $11,002
12/31/90             $10,965         0.44%    $11,781          0.00%     $11,002
1/31/91              $11,113         1.34%    $11,939          0.60%     $11,068
2/28/91              $11,210         0.87%    $12,042          0.15%     $11,085
3/31/91              $11,255         0.04%    $12,047          0.15%     $11,102
4/30/91              $11,416         1.34%    $12,209          0.15%     $11,118
5/31/91              $11,515         0.89%    $12,317          0.30%     $11,152
6/30/91              $11,519        -0.10%    $12,305          0.29%     $11,184
7/31/91              $11,694         1.22%    $12,455          0.15%     $11,201
8/31/91              $11,795         1.32%    $12,620          0.29%     $11,233
9/30/91              $11,950         1.30%    $12,784          0.44%     $11,283
10/31/91             $12,008         0.90%    $12,899          0.15%     $11,299
11/30/91             $12,066         0.28%    $12,935          0.29%     $11,332
12/31/91             $12,319         2.15%    $13,213          0.07%     $11,340
1/31/92              $12,316         0.23%    $13,243          0.15%     $11,357
2/29/92              $12,336         0.03%    $13,247          0.36%     $11,398
3/31/92              $12,368         0.04%    $13,253          0.51%     $11,456
4/30/92              $12,478         0.89%    $13,370          0.14%     $11,472
5/31/92              $12,657         1.18%    $13,528          0.14%     $11,488
6/30/92              $12,827         1.68%    $13,756          0.36%     $11,530
7/31/92              $13,308         3.00%    $14,168          0.21%     $11,554
8/31/92              $13,168        -0.98%    $14,029          0.28%     $11,586
9/30/92              $13,202         0.65%    $14,121          0.28%     $11,619
10/31/92             $12,979        -0.98%    $13,982          0.35%     $11,659
11/30/92             $13,329         1.79%    $14,232          0.14%     $11,676
12/31/92             $13,528         1.02%    $14,378         -0.07%     $11,667
1/31/93              $13,680         1.16%    $14,544          0.49%     $11,725
2/28/93              $14,143         3.62%    $15,071          0.35%     $11,766
3/31/93              $14,058        -1.06%    $14,911          0.35%     $11,807
4/30/93              $14,164         1.01%    $15,062          0.28%     $11,840
5/31/93              $14,235         0.56%    $15,146          0.14%     $11,856
6/30/93              $14,453         1.67%    $15,399          0.14%     $11,873
7/31/93              $14,485         0.13%    $15,419          0.00%     $11,873
8/31/93              $14,775         2.08%    $15,740          0.28%     $11,906
9/30/93              $14,956         1.14%    $15,919          0.21%     $11,931
10/31/93             $15,014         0.19%    $15,949          0.41%     $11,980
11/30/93             $14,973        -0.88%    $15,809          0.07%     $11,989
12/31/93             $15,254         2.11%    $16,143          0.00%     $11,989
1/31/94              $15,411         1.14%    $16,327          0.27%     $12,021
2/28/94              $15,089        -2.59%    $15,904          0.34%     $12,062
3/31/94              $14,488        -4.07%    $15,257          0.34%     $12,103
4/30/94              $14,519         0.85%    $15,386          0.14%     $12,120
5/31/94              $14,615         0.87%    $15,520          0.07%     $12,128
6/30/94              $14,518        -0.61%    $15,425          0.34%     $12,170
7/31/94              $14,795         1.83%    $15,708          0.27%     $12,202
8/31/94              $14,828         0.35%    $15,763          0.40%     $12,251
9/30/94              $14,639        -1.47%    $15,531          0.27%     $12,284
10/31/94             $14,396        -1.78%    $15,255          0.07%     $12,293
11/30/94             $14,128        -1.81%    $14,978          0.13%     $12,309
12/31/94             $14,425         2.20%    $15,308          0.00%     $12,309
1/31/95              $14,870         2.86%    $15,746          0.40%     $12,358
2/28/95              $15,251         2.91%    $16,204          0.40%     $12,408
3/31/95              $15,378         1.15%    $16,390          0.33%     $12,448
4/30/95              $15,425         0.12%    $16,410          0.33%     $12,490
5/31/95              $15,824         3.19%    $16,933          0.20%     $12,515
6/30/95              $15,722        -0.87%    $16,786          0.20%     $12,540
7/31/95              $15,811         0.95%    $16,946          0.00%     $12,540
8/31/95              $16,039         1.27%    $17,161          0.26%     $12,572
9/30/95              $16,114         0.63%    $17,269          0.20%     $12,597
10/31/95             $16,329         1.45%    $17,519          0.33%     $12,639
11/30/95             $16,587         1.66%    $17,810         -0.07%     $12,630
12/31/95             $16,748         0.96%    $17,981         -0.07%     $12,621
1/31/96              $16,826         0.76%    $18,118          0.59%     $12,696
2/29/96              $16,790        -0.68%    $17,995          0.32%     $12,736
3/31/96              $16,642        -1.28%    $17,764          0.52%     $12,803
4/30/96              $16,634        -0.28%    $17,714          0.39%     $12,852
5/31/96              $16,641        -0.04%    $17,707          0.19%     $12,877
6/30/96              $16,793         1.09%    $17,900          0.06%     $12,885
7/31/96              $16,916         0.91%    $18,063          0.19%     $12,909
8/31/96              $16,922        -0.02%    $18,060          0.19%     $12,934
9/30/96              $17,149         1.40%    $18,313          0.32%     $12,975
10/31/96             $17,317         1.13%    $18,519          0.32%     $13,017
11/30/96             $17,575         1.83%    $18,858          0.19%     $13,041
12/31/96             $17,538        -0.42%    $18,779          0.00%     $13,041
1/31/97              $17,561         0.19%    $18,815          0.32%     $13,083
2/28/97              $17,702         0.92%    $18,988          0.31%     $13,124
3/31/97              $17,499        -1.33%    $18,735          0.25%     $13,156
4/30/97              $17,643         0.84%    $18,893          0.12%     $13,172
5/31/97              $17,847         1.51%    $19,178         -0.06%     $13,164
6/30/97              $18,037         1.07%    $19,383          0.12%     $13,180
7/31/97              $18,488         2.77%    $19,920          0.12%     $13,196
8/31/97              $18,327        -0.94%    $19,733          0.19%     $13,221
9/30/97              $18,577         1.19%    $19,968          0.25%     $13,254
10/31/97             $18,689         0.64%    $20,096          0.25%     $13,287
11/30/97             $18,817         0.59%    $20,214         -0.06%     $13,279
12/31/97             $19,094         1.46%    $20,509         -0.12%     $13,263
1/31/98              $19,286         1.03%    $20,720          0.19%     $13,288
2/28/98              $19,273         0.03%    $20,727          0.19%     $13,314
3/31/98              $19,308         0.09%    $20,745          0.19%     $13,339
4/30/98              $19,247        -0.45%    $20,652          0.18%     $13,363
5/31/98              $19,539         1.58%    $20,978          0.18%     $13,387
6/30/98              $19,619         0.39%    $21,060          0.12%     $13,403
7/31/98              $19,651         0.25%    $21,113          0.12%     $13,419
8/31/98              $19,896         1.55%    $21,440          0.12%     $13,435
9/30/98              $20,126         1.25%    $21,708          0.12%     $13,451
10/31/98             $20,077         0.00%    $21,708          0.24%     $13,484
11/30/98             $20,159         0.35%    $21,784          0.00%     $13,484
12/31/98             $20,187         0.25%    $21,838         -0.06%     $13,476
1/31/99              $20,371         1.19%    $22,098          0.24%     $13,508
2/28/99              $20,311        -0.44%    $22,001          0.12%     $13,524

Total Return         103.11%                  120.01%                     35.24%
--------------------------------------------------------------------------------


CLASS C (3/1/89--2/28/99)

The following line graph compares the performance of the Franklin Colorado Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

-----------------------------------------------------------------------------------
        Date       Franklin Colorado     Lehman Brothers               CPI
                        Tax-Free         Municipal Bond
                       Income Fund-           Index
                         Class C
-----------------------------------------------------------------------------------
       5/1/95            $9,896                   $10,000                   $10,000
       5/31/95           $10,143         3.19%    $10,319        0.20%      $10,020
       6/30/95           $10,082        -0.87%    $10,229        0.20%      $10,040
       7/31/95           $10,133         0.95%    $10,326        0.00%      $10,040
       8/31/95           $10,273         1.27%    $10,458        0.26%      $10,066
       9/29/95           $10,316         0.63%    $10,523        0.20%      $10,086
      10/31/95           $10,457         1.45%    $10,676        0.33%      $10,120
      11/30/95           $10,617         1.66%    $10,853       -0.07%      $10,112
      12/29/95           $10,714         0.96%    $10,957       -0.07%      $10,105
       1/31/96           $10,758         0.76%    $11,041        0.59%      $10,165
       2/29/96           $10,730        -0.68%    $10,966        0.32%      $10,198
       3/29/96           $10,630        -1.28%    $10,825        0.52%      $10,251
       4/30/96           $10,621        -0.28%    $10,795        0.39%      $10,291
       5/31/96           $10,620        -0.04%    $10,791        0.19%      $10,310
       6/28/96           $10,720         1.09%    $10,908        0.06%      $10,316
       7/31/96           $10,785         0.91%    $11,008        0.19%      $10,336
       8/30/96           $10,794        -0.02%    $11,005        0.19%      $10,356
       9/30/96           $10,933         1.40%    $11,159        0.32%      $10,389
      10/31/96           $11,035         1.13%    $11,286        0.32%      $10,422
      11/29/96           $11,194         1.83%    $11,492        0.19%      $10,442
      12/31/96           $11,165        -0.42%    $11,444        0.00%      $10,442
       1/31/97           $11,174         0.19%    $11,466        0.32%      $10,475
       2/28/97           $11,259         0.92%    $11,571        0.31%      $10,508
       3/31/97           $11,125        -1.33%    $11,417        0.25%      $10,534
       4/30/97           $11,210         0.84%    $11,513        0.12%      $10,547
       5/31/97           $11,334         1.51%    $11,687       -0.06%      $10,540
       6/30/97           $11,458         1.07%    $11,812        0.12%      $10,553
       7/31/97           $11,729         2.77%    $12,139        0.12%      $10,565
       8/31/97           $11,631        -0.94%    $12,025        0.19%      $10,586
       9/30/97           $11,774         1.19%    $12,168        0.25%      $10,612
      10/31/97           $11,839         0.64%    $12,246        0.25%      $10,639
      11/30/97           $11,924         0.59%    $12,318       -0.06%      $10,632
      12/31/97           $12,093         1.46%    $12,498       -0.12%      $10,619
       1/31/98           $12,209         1.03%    $12,627        0.19%      $10,640
       2/28/98           $12,204         0.03%    $12,631        0.19%      $10,660
       3/31/98           $12,211         0.09%    $12,642        0.19%      $10,680
       4/30/98           $12,167        -0.45%    $12,585        0.18%      $10,699
       5/31/98           $12,345         1.58%    $12,784        0.18%      $10,719
       6/30/98           $12,389         0.39%    $12,834        0.12%      $10,731
       7/31/98           $12,414         0.25%    $12,866        0.12%      $10,744
       8/31/98           $12,562         1.55%    $13,065        0.12%      $10,757
       9/30/98           $12,700         1.25%    $13,229        0.12%      $10,770
      10/31/98           $12,663         0.00%    $13,229        0.24%      $10,796
      11/30/98           $12,709         0.35%    $13,275        0.00%      $10,796
      12/31/98           $12,721         0.25%    $13,308       -0.06%      $10,789
       1/31/99           $12,830         1.19%    $13,466        0.24%      $10,815
       2/28/99           $12,785        -0.44%    $13,407        0.12%      $10,828

    Total Return          27.85%                   34.07%                     8.28%
-----------------------------------------------------------------------------------


*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.

CREDIT QUALITY BREAKDOWN*
Franklin Connecticut Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

[PIE CHART]

AAA      29.0%
AA       22.5%
A        16.5%
BBB      32.0%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Connecticut Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Connecticut state personal income taxes through a portfolio consisting primarily of Connecticut municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE(2)

[CONNECTICUT STATE GRAPHIC]

Connecticut's economy during the year under review can be compared to a tortoise, slow but steady. Deeply affected by the recession of the early '90s, the state is undergoing an economic recovery that, while slower than much of the nation's, appears to be solid and enduring. Employment grew 1.1% in the 12 months ended September 1998. Although this was less than half of the national increase during the same period, Connecticut's unemployment rate stood at 3.9% in September 1998, down from 4.9% in September 1997 and below the national rate of 4.6%. Gains in construction, financial services, real estate and other services propelled the growth. The expansion of two casinos, run by the Pequot and Mohegan Indians, significantly added to the growth in the construction and services sectors.

Connecticut is a wealthy state with per capita personal income at 142% of the national average as of December 1998, the highest of any state. Personal income per capita rose a strong 6.1% in 1997, higher than the national average of 4.8%. However, the state's collective growth in personal income remains below the national average, owing to a weak employment growth rate, low unemployment and a slowly diminishing population. In what may be a sign that the population declines are over, Connecticut recorded 0.1% population increase in 1997, the first since 1990.

(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

(2) Source: Moody's, December 1998.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 75 of this report.

Although Connecticut is one the nation's wealthiest states, it also carries a heavy debt load. Debt ratios are among the country's highest, with a per capita debt of $3,135 compared with the median state debt of $446. Recently, the state announced that it is negotiating to move the New England Patriots football team to Hartford and build a new stadium and practice facilities. If successful, this would add approximately $375 million to the state's already burgeoning debt level.

Reflecting the state's high level of wealth and positive economic outlook going forward, Standard and Poor's, a national credit rating agency, recently upgraded the state's rating to AA.(3)

PORTFOLIO NOTES

In 1998, Connecticut's new bond issuance increased to $3.9 billion, 14.2% higher than 1997. The state's low issuance level kept demand strong and yields low compared with national levels. During this time of limited diversification choices, the fund purchased Puerto Rico issues, which enjoy tax-free exemption in a number of states. Puerto Rico securities are in general highly liquid and well-received in the marketplace. When opportunities allowed, the fund sold Puerto Rico bonds and bought attractively priced state issues. The fund's total net assets grew, from $212.3 million on February 28, 1998, to $268.5 million on February 28, 1999. In addition, the fund's Class A share price, as measured by net asset value, increased four cents, from $11.23, to $11.27, during the same period.

More than 50% of the municipal debt brought to market nationally in 1998 was insured, which generally raises the issue's rating to AAA, as once insured, a security carries the insurer's credit rating. Partially due to the number of insured issues, the majority of the fund's purchases had bond insurance, maintaining the percentage of the portfolio's AAA-rated bonds. As of February 28, 1999, AAA-rated bonds comprised 29.0% of the fund's total long-term investments.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase-depending on their call date.

(3) This does not indicate Standard and Poor's rating of the fund.

PORTFOLIO BREAKDOWN
Franklin Connecticut
Tax-Free Income Fund
2/28/99

                  % OF TOTAL
                   LONG-TERM
SECTOR            INVESTMENTS
-----------------------------
Hospitals            22.9%
Prerefunded          20.9%
Housing              16.5%
Utilities            12.2%
Education            11.7%
General Obligation    5.5%
Health Care           4.9%
Other Revenue         3.8%
Industrial            0.9%
Transportation        0.7%

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value. On February 28, 1999, prerefunded bonds comprised 20.9% of the fund's total long-term investments, compared with 19.9% a year earlier.

Franklin Connecticut Tax-Free Income Fund maintained sector diversity with purchases in a wide range of industries. The fund's most recent purchases were Puerto Rico Commonwealth General Obligation, Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Connecticut State Health and Educational Facilities Authority Revenue - Trinity College, Connecticut State Health and Educational Facilities Authority Revenue - Quinnipiac College and Connecticut State Health and Educational Facilities Authority Revenue - Hebrew Home and Hospital. Going forward, we will continue to follow our strategy of investing for income, price stability and tax efficiency.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Connecticut Tax-Free Income Fund
3/1/98 - 2/28/99

                                                           DIVIDEND PER SHARE
                                                          ----------------------
MONTH                                                      CLASS A     CLASS C
--------------------------------------------------------------------------------
March                                                     4.9 cents   4.37 cents
April                                                     4.9 cents   4.38 cents
May                                                       4.9 cents   4.38 cents
June                                                      4.8 cents   4.28 cents
July                                                      4.8 cents   4.30 cents
August                                                    4.8 cents   4.30 cents
September                                                 4.8 cents   4.30 cents
October                                                   4.8 cents   4.26 cents
November                                                  4.8 cents   4.26 cents
December                                                  4.8 cents   4.26 cents
January                                                   4.8 cents   4.26 cents
February                                                  4.8 cents   4.26 cents
--------------------------------------------------------------------------------
TOTAL                                                    57.9 CENTS  51.61 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during

PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                      CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                              +$0.04           $11.27    $11.23

                                             DISTRIBUTIONS
                                             -----------------------------------
Dividend Income                              $0.579

CLASS C                                      CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                              +$0.04           $11.30    $11.26

                                             DISTRIBUTIONS
                                             -----------------------------------
Dividend Income                              $0.5161

PERFORMANCE

                                                                           INCEPTION
CLASS A                                         1-YEAR  5-YEAR    10-YEAR  (10/3/88)
------------------------------------------------------------------------------------
Cumulative Total Return(1)                      +5.62%  +32.54%  +100.57%   +104.92%
Average Annual Total Return(2)                  +1.12%   +4.88%    +6.74%     +6.70%
Distribution Rate(3)                     4.74%
Taxable Equivalent Distribution Rate(4)  8.22%
30-Day Standardized Yield(5)             3.81%
Taxable Equivalent Yield(4)              6.61%

                                                                 INCEPTION
CLASS C                                         1-YEAR  3-YEAR    (5/1/95)
------------------------------------------------------------------------------------
Cumulative Total Return(1)                      +5.02%  +19.24%    +28.13%
Average Annual Total Return(2)                  +3.02%   +5.69%     +6.40%
Distribution Rate(3)                     4.33%
Taxable Equivalent Distribution Rate(4)  7.51%
30-Day Standardized Yield(5)             3.38%
Taxable Equivalent Yield(4)              5.86%

FRANKLIN CONNECTICUT
TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Connecticut state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN CONNECTICUT
TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
---------------------------------
1-Year                     +1.12%
5-Year                     +4.88%
10-Year                    +6.74%
Since Inception (10/3/88)  +6.70%

AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
---------------------------------
1-Year                      +3.02%
3-Year                      +5.69%
Since Inception (5/1/95)    +6.40%

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

CLASS A (3/1/89--2/28/99)

The following line graph compares the performance of the Franklin Connecticut Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

-----------------------------------------------------------------------
Date           Franklin Connecticut      Lehman              CPI
                 Tax-Free Income        Brothers
                   Fund-Class A        Municipal
                                       Bond Index
-----------------------------------------------------------------------
       3/1/89   $9,576                   10,000                  10,000
      3/31/89   $9,554     -0.24%        9,976          0.58%    10,058
      4/28/89   $9,779      2.37%        10,212         0.65%    10,123
      5/31/89   $9,977      2.08%        10,425         0.57%    10,181
      6/30/89   $10,089     1.36%        10,567         0.24%    10,206
      7/31/89   $10,183     1.36%        10,710         0.24%    10,230
      8/31/89   $10,112    -0.98%        10,605         0.16%    10,246
      9/29/89   $10,060    -0.30%        10,574         0.32%    10,279
     10/31/89   $10,126     1.22%        10,703         0.48%    10,329
     11/30/89   $10,281     1.75%        10,890         0.24%    10,353
     12/29/89   $10,377     0.82%        10,979         0.16%    10,370
      1/31/90   $10,304    -0.47%        10,928         1.03%    10,477
      2/28/90   $10,431     0.89%        11,025         0.47%    10,526
      3/30/90   $10,408     0.03%        11,028         0.55%    10,584
      4/30/90   $10,334    -0.72%        10,949         0.16%    10,601
      5/31/90   $10,565     2.18%        11,187         0.23%    10,625
      6/29/90   $10,665     0.88%        11,286         0.54%    10,682
      7/31/90   $10,827     1.48%        11,453         0.38%    10,723
      8/31/90   $10,554    -1.45%        11,287         0.92%    10,822
      9/28/90   $10,520     0.06%        11,294         0.84%    10,913
     10/31/90   $10,653     1.81%        11,498         0.60%    10,978
     11/30/90   $10,903     2.01%        11,729         0.22%    11,002
     12/31/90   $10,889     0.44%        11,781         0.00%    11,002
      1/31/91   $11,067     1.34%        11,939         0.60%    11,068
      2/28/91   $11,128     0.87%        12,042         0.15%    11,085
      3/29/91   $11,168     0.04%        12,047         0.15%    11,102
      4/30/91   $11,306     1.34%        12,209         0.15%    11,118
      5/31/91   $11,390     0.89%        12,317         0.30%    11,152
      6/28/91   $11,244    -0.10%        12,305         0.29%    11,184
      7/31/91   $11,406     1.22%        12,455         0.15%    11,201
      8/30/91   $11,547     1.32%        12,620         0.29%    11,233
      9/30/91   $11,711     1.30%        12,784         0.44%    11,283
     10/31/91   $11,786     0.90%        12,899         0.15%    11,299
     11/29/91   $11,839     0.28%        12,935         0.29%    11,332
     12/31/91   $12,062     2.15%        13,213         0.07%    11,340
      1/31/92   $12,070     0.23%        13,243         0.15%    11,357
      2/28/92   $12,052     0.03%        13,247         0.36%    11,398
      3/31/92   $12,068     0.04%        13,253         0.51%    11,456
      4/30/92   $12,153     0.89%        13,370         0.14%    11,472
      5/29/92   $12,332     1.18%        13,528         0.14%    11,488
      6/30/92   $12,477     1.68%        13,756         0.36%    11,530
      7/31/92   $12,881     3.00%        14,168         0.21%    11,554
      8/31/92   $12,720    -0.98%        14,029         0.28%    11,586
      9/30/92   $12,748     0.65%        14,121         0.28%    11,619
     10/30/92   $12,549    -0.98%        13,982         0.35%    11,659
     11/30/92   $12,840     1.79%        14,232         0.14%    11,676
     12/31/92   $13,048     1.02%        14,378        -0.07%    11,667
      1/29/93   $13,221     1.16%        14,544         0.49%    11,725
      2/26/93   $13,613     3.62%        15,071         0.35%    11,766
      3/31/93   $13,543    -1.06%        14,911         0.35%    11,807
      4/30/93   $13,644     1.01%        15,062         0.28%    11,840
      5/31/93   $13,697     0.56%        15,146         0.14%    11,856
      6/30/93   $13,937     1.67%        15,399         0.14%    11,873
      7/30/93   $13,940     0.13%        15,419         0.00%    11,873
      8/31/93   $14,244     2.08%        15,740         0.28%    11,906
      9/30/93   $14,411     1.14%        15,919         0.21%    11,931
     10/29/93   $14,450     0.19%        15,949         0.41%    11,980
     11/30/93   $14,388    -0.88%        15,809         0.07%    11,989
     12/31/93   $14,656     2.11%        16,143         0.00%    11,989
      1/31/94   $14,786     1.14%        16,327         0.27%    12,021
      2/28/94   $14,479    -2.59%        15,904         0.34%    12,062
      3/31/94   $13,963    -4.07%        15,257         0.34%    12,103
      4/29/94   $13,951     0.85%        15,386         0.14%    12,120
      5/31/94   $14,083     0.87%        15,520         0.07%    12,128
      6/30/94   $13,992    -0.61%        15,425         0.34%    12,170
      7/29/94   $14,243     1.83%        15,708         0.27%    12,202
      8/31/94   $14,271     0.35%        15,763         0.40%    12,251
      9/30/94   $14,100    -1.47%        15,531         0.27%    12,284
     10/31/94   $13,834    -1.78%        15,255         0.07%    12,293
     11/30/94   $13,488    -1.81%        14,978         0.13%    12,309
     12/30/94   $13,866     2.20%        15,308         0.00%    12,309
      1/31/95   $14,220     2.86%        15,746         0.40%    12,358
      2/28/95   $14,534     2.91%        16,204         0.40%    12,408
      3/31/95   $14,631     1.15%        16,390         0.33%    12,448
      4/28/95   $14,687     0.12%        16,410         0.33%    12,490
      5/31/95   $15,033     3.19%        16,933         0.20%    12,515
      6/30/95   $14,910    -0.87%        16,786         0.20%    12,540
      7/31/95   $14,995     0.95%        16,946         0.00%    12,540
      8/31/95   $15,193     1.27%        17,161         0.26%    12,572
      9/29/95   $15,321     0.63%        17,269         0.20%    12,597
     10/31/95   $15,506     1.45%        17,519         0.33%    12,639
     11/30/95   $15,708     1.66%        17,810        -0.07%    12,630
     12/29/95   $15,853     0.96%        17,981        -0.07%    12,621
      1/31/96   $15,928     0.76%        18,118         0.59%    12,696
      2/29/96   $15,844    -0.68%        17,995         0.32%    12,736
      3/29/96   $15,703    -1.28%        17,764         0.52%    12,803
      4/30/96   $15,720    -0.28%        17,714         0.39%    12,852
      5/31/96   $15,752    -0.04%        17,707         0.19%    12,877
      6/28/96   $15,916     1.09%        17,900         0.06%    12,885
      7/31/96   $16,023     0.91%        18,063         0.19%    12,909
      8/30/96   $16,069    -0.02%        18,060         0.19%    12,934
      9/30/96   $16,236     1.40%        18,313         0.32%    12,975
     10/31/96   $16,359     1.13%        18,519         0.32%    13,017
     11/29/96   $16,573     1.83%        18,858         0.19%    13,041
     12/31/96   $16,561    -0.42%        18,779         0.00%    13,041
      1/31/97   $16,594     0.19%        18,815         0.32%    13,083
      2/28/97   $16,719     0.92%        18,988         0.31%    13,124
      3/31/97   $16,584    -1.33%        18,735         0.25%    13,156
      4/30/97   $16,695     0.84%        18,893         0.12%    13,172
      5/31/97   $16,914     1.51%        19,178        -0.06%    13,164
      6/30/97   $17,069     1.07%        19,383         0.12%    13,180
      7/31/97   $17,460     2.77%        19,920         0.12%    13,196
      8/31/97   $17,350    -0.94%        19,733         0.19%    13,221
      9/30/97   $17,539     1.19%        19,968         0.25%    13,254
     10/31/97   $17,619     0.64%        20,096         0.25%    13,287
     11/30/97   $17,746     0.59%        20,214        -0.06%    13,279
     12/31/97   $17,969     1.46%        20,509        -0.12%    13,263
      1/31/98   $18,113     1.03%        20,720         0.19%    13,288
      2/28/98   $18,162     0.03%        20,727         0.19%    13,314
      3/31/98   $18,176     0.09%        20,745         0.19%    13,339
      4/30/98   $18,191    -0.45%        20,652         0.18%    13,363
      5/31/98   $18,418     1.58%        20,978         0.18%    13,387
      6/30/98   $18,496     0.39%        21,060         0.12%    13,403
      7/31/98   $18,559     0.25%        21,113         0.12%    13,419
      8/31/98   $18,754     1.55%        21,440         0.12%    13,435
      9/30/98   $18,934     1.25%        21,708         0.12%    13,451
     10/31/98   $18,913     0.00%        21,708         0.24%    13,484
     11/30/98   $18,977     0.35%        21,784         0.00%    13,484
     12/31/98   $19,041     0.25%        21,838        -0.06%    13,476
      1/31/99   $19,241     1.19%        22,098         0.24%    13,508
      2/28/99   $19,206    -0.44%        22,001         0.12%    13,524

Total Return     92.06%                 120.01%                  35.24%
---------------------------------------------------------------------------


CLASS C (5/1/95--2/28/99)

The following line graph compares the performance of the Franklin Connecticut Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

--------------------------------------------------------------------------
Date                 Franklin          Lehman Brothers         CPI
                   Connecticut            Municipal
                 Tax-Free Income          Bond Index
                   Fund-Class C
--------------------------------------------------------------------------
     5/1/95      $9,898                   $10,000                  $10,000
    5/31/95      $10,125        3.19%     $10,319         0.20%    $10,020
    6/30/95      $10,045       -0.87%     $10,229         0.20%    $10,040
    7/31/95      $10,097        0.95%     $10,326         0.00%    $10,040
    8/31/95      $10,234        1.27%     $10,458         0.26%    $10,066
    9/29/95      $10,323        0.63%     $10,523         0.20%    $10,086
   10/31/95      $10,442        1.45%     $10,676         0.33%    $10,120
   11/30/95      $10,572        1.66%     $10,853        -0.07%    $10,112
   12/29/95      $10,644        0.96%     $10,957        -0.07%    $10,105
    1/31/96      $10,689        0.76%     $11,041         0.59%    $10,165
    2/29/96      $10,618       -0.68%     $10,966         0.32%    $10,198
    3/29/96      $10,523       -1.28%     $10,825         0.52%    $10,251
    4/30/96      $10,539       -0.28%     $10,795         0.39%    $10,291
    5/31/96      $10,555       -0.04%     $10,791         0.19%    $10,310
    6/28/96      $10,631        1.09%     $10,908         0.06%    $10,316
    7/31/96      $10,708        0.91%     $11,008         0.19%    $10,336
    8/30/96      $10,754       -0.02%     $11,005         0.19%    $10,356
    9/30/96      $10,861        1.40%     $11,159         0.32%    $10,389
   10/31/96      $10,938        1.13%     $11,286         0.32%    $10,422
   11/29/96      $11,076        1.83%     $11,492         0.19%    $10,442
   12/31/96      $11,053       -0.42%     $11,444         0.00%    $10,442
    1/31/97      $11,069        0.19%     $11,466         0.32%    $10,475
    2/28/97      $11,157        0.92%     $11,571         0.31%    $10,508
    3/31/97      $11,061       -1.33%     $11,417         0.25%    $10,534
    4/30/97      $11,130        0.84%     $11,513         0.12%    $10,547
    5/31/97      $11,271        1.51%     $11,687        -0.06%    $10,540
    6/30/97      $11,379        1.07%     $11,812         0.12%    $10,553
    7/31/97      $11,623        2.77%     $12,139         0.12%    $10,565
    8/31/97      $11,545       -0.94%     $12,025         0.19%    $10,586
    9/30/97      $11,675        1.19%     $12,168         0.25%    $10,612
   10/31/97      $11,712        0.64%     $12,246         0.25%    $10,639
   11/30/97      $11,801        0.59%     $12,318        -0.06%    $10,632
   12/31/97      $11,944        1.46%     $12,498        -0.12%    $10,619
    1/31/98      $12,034        1.03%     $12,627         0.19%    $10,640
    2/28/98      $12,060        0.03%     $12,631         0.19%    $10,660
    3/31/98      $12,064        0.09%     $12,642         0.19%    $10,680
    4/30/98      $12,068       -0.45%     $12,585         0.18%    $10,699
    5/31/98      $12,213        1.58%     $12,784         0.18%    $10,719
    6/30/98      $12,259        0.39%     $12,834         0.12%    $10,731
    7/31/98      $12,295        0.25%     $12,866         0.12%    $10,744
    8/31/98      $12,419        1.55%     $13,065         0.12%    $10,757
    9/30/98      $12,532        1.25%     $13,229         0.12%    $10,770
   10/31/98      $12,512        0.00%     $13,229         0.24%    $10,796
   11/30/98      $12,548        0.35%     $13,275         0.00%    $10,796
   12/31/98      $12,585        0.25%     $13,308        -0.06%    $10,789
    1/31/99      $12,711        1.19%     $13,466         0.24%    $10,815
    2/28/99      $12,682       -0.44%     $13,407         0.12%    $10,828

Total Return      26.82%                   34.07%                    8.28%
--------------------------------------------------------------------------


*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.

FRANKLIN FEDERAL INTERMEDIATE-TERM
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio of municipal bonds with an average weighted maturity (the time in which a debt must be repaid) between three and 10 years.(1)
--------------------------------------------------------------------------------


PORTFOLIO NOTES

During the 12 months under review, the U.S. economy remained a bastion of growth. Concurrently, interest rates declined, unusual in a time of such heady economic expansion. The yield on the 30-year Treasury bond declined from 5.92% on February 28, 1998, to a low of 4.70% on October 5, 1998. However, toward the end of the reporting period, interest rates crept back up, reflecting the economy's continuing strength.

In general, most municipalities' fiscal health remained robust, due to increasing tax revenues and payrolls. New municipal bond supply was extremely strong in 1998, $284 billion, more than 28.5% greater than 1997's new issuance supply. Insured bonds, typically rated AAA, reached a record 50.8% of all new issues for the year. Throughout much of the reporting period, yield spreads, the interest-rate difference between AAA- and BBB-rated securities, narrowed, as investors purchased lower quality issues to earn additional yields. However, in a sign that the trend may be changing, yield spreads began to widen late in the reporting period. The fund was very selective in each issue purchased during the reporting period. Utilizing our extensive research capabilities, we were able to add some lower-rated securities to capture additional yield without compromising the fund's overall credit quality.



CREDIT QUALITY BREAKDOWN*
Franklin Federal Intermediate-Term
Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]

AAA - 14.6%
AA - 12.6%
A - 20.3%
BBB - 50.4%
Below Investment Grade - 2.1%



*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.






(1) For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments than a fund with broader diversification.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 78 of this report.

DIVIDEND DISTRIBUTIONS*
Franklin Federal Intermediate-Term
Tax-Free Income Fund
3/1/98 - 2/28/99

                    DIVIDEND
MONTH               PER SHARE
-----------------------------
March              4.4 cents
April              4.4 cents
May                4.4 cents
June               4.4 cents
July               4.4 cents
August             4.4 cents
September          4.4 cents
October            4.4 cents
November           4.4 cents
December           4.2 cents
January            4.2 cents
February           4.2 cents
-----------------------------
TOTAL             52.2 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


PORTFOLIO BREAKDOWN
Franklin Federal Intermediate-Term
Tax-Free Income Fund
2/28/99

                                     % OF TOTAL
                                      LONG-TERM
SECTOR                              INVESTMENTS
-----------------------------------------------
Utilities                                 20.4%
Hospitals                                 13.1%
Industrial                                11.0%
Transportation                             8.9%
Housing                                    8.7%
General Obligation                         6.3%
Other Revenue                              6.1%
Special Assessment                         5.7%
Health Care                                5.2%
Education                                  5.0%
Prerefunded                                3.4%
Certificates of Participation              3.3%
Marks-Roos                                 1.7%
Tax Allocation                             1.2%



Franklin Federal Intermediate-Term Tax-Free Income Fund's Class A share price, as measured by net asset value, increased five cents, from $11.25 on February 28, 1998, to $11.30 on February 28, 1999. In addition, the fund's total net assets increased by approximately $56.1 million during the reporting period, from $139.5 million to $195.6 million. We invested new money and proceeds from sold securities in current coupon bonds as they became available.

Due to the number of insured bonds, the fund's overall quality improved slightly during the 12 months under review. As of February 28, 1999, AAA-rated bonds comprised 14.6% of the fund's total long-term investments, compared with 13.7% a year earlier. However, the fund purchased bonds with different credit qualities and maturities as the fund looked for value in a declining interest-rate environment. We purchased bonds in a variety of sectors, maintaining the fund's strong diversification and an average maturity of approximately nine years. Significant purchases included Port Saint Lucie, FL Special Assessment Revenue; Adams County Schools, CO Certificate of Participation; Virgin Islands Water and Power Authority Water System Revenue; and New York City Metropolitan Transportation Authority Commuter Facilities Revenue. Going forward, we will continue to follow our strategy of investing for income, price stability and tax efficiency.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                +$0.05           $11.30    $11.25


                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.522





PERFORMANCE

                                                                      INCEPTION
CLASS A                                             1-YEAR   5-YEAR   (9/23/92)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          +5.17%   +34.07%   +53.82%
Average Annual Total Return(2)                      +2.80%    +5.56%    +6.54%
Distribution Rate(3)                       4.31%
Taxable Equivalent Distribution Rate(4)    7.14%
30-Day Standardized Yield(5)               3.80%
Taxable Equivalent Yield(4)                6.29%




FRANKLIN FEDERAL
INTERMEDIATE-TERM
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the maximum 2.25% initial sales charge. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.80%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.
--------------------------------------------------------------------------------


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge.

(3) Distribution rate is based on an annualization of the current 4.15 cent per share monthly dividend and the maximum offering price of $11.56 on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.







--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------




Past performance is not predictive of future results.
                                                                              23

FRANKLIN FEDERAL INTERMEDIATE-TERM
TAX-FREE INCOME FUND




AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
----------------------------------
1-Year                      +2.80%

5-Year                      +5.56%

Since Inception (9/23/92)   +6.54%



TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge, fund expenses, account fees and reinvested distributions.
Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


CLASS A (9/23/92 - 2/28/99)

The following line graph compares the performance of the Franklin Federal Intermediate-Term Tax-Free Income Fund's shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 9/23/92 to 2/28/99.

Date            Franklin Federal       Lehman Brothers         CPI
                Intermediate-Term      Municipal Bond
                 Tax-Free Income            Index
                  Fund-Class A
-----------------------------------------------------------------------
      9/23/92   $ 9,775              $10,000                   $10,000
      9/30/92   $ 9,785       0.19%  $10,019        0.07%      $10,007
     10/31/92   $ 9,746      -1.02%  $ 9,917        0.35%      $10,042
     11/30/92   $ 9,932       1.83%  $10,099        0.14%      $10,056
     12/31/92   $10,010       1.16%  $10,216       -0.07%      $10,049
      1/31/93   $10,094       1.69%  $10,388        0.49%      $10,098
      2/28/93   $10,395       3.66%  $10,769        0.35%      $10,133
      3/31/93   $10,420      -1.46%  $10,611        0.35%      $10,169
      4/30/93   $10,496       0.95%  $10,712        0.28%      $10,197
      5/31/93   $10,531       0.35%  $10,750        0.14%      $10,211
      6/30/93   $10,687       1.97%  $10,962        0.14%      $10,226
      7/31/93   $10,744       0.25%  $10,989        0.00%      $10,226
      8/31/93   $10,931       2.07%  $11,216        0.28%      $10,254
      9/30/93   $11,038       1.23%  $11,354        0.21%      $10,276
     10/31/93   $11,105       0.16%  $11,373        0.41%      $10,318
     11/30/93   $11,040      -0.82%  $11,279        0.07%      $10,325
     12/31/93   $11,280       2.13%  $11,520        0.00%      $10,325
      1/31/94   $11,408       1.23%  $11,661        0.27%      $10,353
      2/28/94   $11,205      -2.74%  $11,342        0.34%      $10,388
      3/31/94   $10,855      -3.82%  $10,908        0.34%      $10,424
      4/30/94   $10,912       1.10%  $11,028        0.14%      $10,438
      5/31/94   $11,000       0.80%  $11,117        0.07%      $10,445
      6/30/94   $10,972      -0.43%  $11,069        0.34%      $10,481
      7/31/94   $11,124       1.68%  $11,255        0.27%      $10,509
      8/31/94   $11,203       0.39%  $11,299        0.40%      $10,551
      9/30/94   $11,111      -1.35%  $11,146        0.27%      $10,580
     10/31/94   $10,965      -1.46%  $10,983        0.07%      $10,587
     11/30/94   $10,820      -1.89%  $10,776        0.13%      $10,601
     12/31/94   $10,975       1.80%  $10,970        0.00%      $10,601
      1/31/95   $11,229       2.59%  $11,254        0.40%      $10,643
      2/28/95   $11,440       2.83%  $11,572        0.40%      $10,686
      3/31/95   $11,543       1.35%  $11,729        0.33%      $10,721
      4/30/95   $11,570       0.12%  $11,743        0.33%      $10,757
      5/31/95   $11,862       3.17%  $12,115        0.20%      $10,778
      6/30/95   $11,801      -0.62%  $12,040        0.20%      $10,800
      7/31/95   $11,907       1.47%  $12,217        0.00%      $10,800
      8/31/95   $12,070       1.36%  $12,383        0.26%      $10,828
      9/30/95   $12,178       0.64%  $12,462        0.20%      $10,849
     10/31/95   $12,319       1.15%  $12,606        0.33%      $10,885
     11/30/95   $12,473       1.34%  $12,774       -0.07%      $10,878
     12/31/95   $12,560       0.61%  $12,852       -0.07%      $10,870
      1/31/96   $12,635       1.01%  $12,982        0.59%      $10,934
      2/29/96   $12,573      -0.41%  $12,929        0.32%      $10,969
      3/31/96   $12,477      -1.24%  $12,769        0.52%      $11,026
      4/30/96   $12,472      -0.35%  $12,724        0.39%      $11,069
      5/31/96   $12,455      -0.28%  $12,688        0.19%      $11,090
      6/30/96   $12,579       0.95%  $12,809        0.06%      $11,097
      7/31/96   $12,656       0.96%  $12,932        0.19%      $11,118
      8/31/96   $12,663       0.00%  $12,932        0.19%      $11,139
      9/30/96   $12,788       1.03%  $13,065        0.32%      $11,175
     10/31/96   $12,925       1.26%  $13,230        0.32%      $11,210
     11/30/96   $13,099       2.02%  $13,497        0.19%      $11,232
     12/31/96   $13,094      -0.45%  $13,436        0.00%      $11,232
      1/31/97   $13,102       0.39%  $13,489        0.32%      $11,268
      2/28/97   $13,217       0.94%  $13,615        0.31%      $11,303
      3/31/97   $13,091      -1.34%  $13,433        0.25%      $11,331
      4/30/97   $13,195       0.74%  $13,532        0.12%      $11,344
      5/31/97   $13,276       1.42%  $13,724       -0.06%      $11,338
      6/30/97   $13,430       1.10%  $13,875        0.12%      $11,351
      7/31/97   $13,732       2.81%  $14,265        0.12%      $11,365
      8/31/97   $13,665      -0.97%  $14,127        0.19%      $11,386
      9/30/97   $13,772       1.27%  $14,306        0.25%      $11,415
     10/31/97   $13,842       0.53%  $14,382        0.25%      $11,443
     11/30/97   $13,925       0.46%  $14,448       -0.06%      $11,437
     12/31/97   $14,105       1.58%  $14,677       -0.12%      $11,423
      1/31/98   $14,274       1.11%  $14,840        0.19%      $11,445
      2/28/98   $14,279      -0.01%  $14,838        0.19%      $11,466
      3/31/98   $14,284      -0.07%  $14,828        0.19%      $11,488
      4/30/98   $14,263      -0.55%  $14,746        0.18%      $11,509
      5/31/98   $14,448       1.70%  $14,997        0.18%      $11,530
      6/30/98   $14,491       0.37%  $15,052        0.12%      $11,543
      7/31/98   $14,535       0.16%  $15,076        0.12%      $11,557
      8/31/98   $14,696       1.74%  $15,339        0.12%      $11,571
      9/30/98   $14,844       1.49%  $15,567        0.12%      $11,585
     10/31/98   $14,836       0.04%  $15,573        0.24%      $11,613
     11/30/98   $14,881       0.30%  $15,620        0.00%      $11,613
     12/31/98   $14,923       0.31%  $15,669       -0.06%      $11,606
      1/31/99   $15,098       1.53%  $15,908        0.24%      $11,634
      2/28/99   $15,036      -0.90%  $15,765        0.12%      $11,648

Total Return      50.36%               57.65%                    16.48%
-----------------------------------------------------------------------








*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin High Yield Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of higher-yielding, medium- to lower-rated and non-rated municipal securities.(1) As discussed in the fund's prospectus, these securities entail greater risk than higher-rated municipal securities.
--------------------------------------------------------------------------------


PORTFOLIO NOTES

The high yield municipal bond market was especially challenging during the year under review. For the first time in a number of years, the average national high yield fund, according to Lipper, underperformed the average national investment grade fund. As mentioned in the Shareholder Letter, credit spreads finally widened after narrowing for a number of years, due in part to the aggressive strategy of the municipal bond insurers and investors demanding higher yields in a declining interest-rate environment. As credit spreads widened, the weakness of high yield bonds dampened the performance of Franklin High Yield Tax-Free Income Fund. As a result, the fund's Class A share price, as measured by net asset value, decreased 19 cents, from $11.68 on February 28, 1998, to $11.49 on February 28, 1999.

Health care and project finance-related bond issuers were the most volatile over the 12-month period. In health care financing, and hospitals specifically, the market was especially volatile. The two main catalysts to the health care sector's problems continue to be an extremely competitive environment and a declining reimbursement system to health care providers. Many higher quality health care systems received downgrades from the rating agencies, while some lower quality borrowers defaulted



CREDIT QUALITY BREAKDOWN*
Franklin High Yield Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]


AAA - 26.2%
AA - 2.6%
A - 10.8%
BBB - 22.0%
Below Investment Grade - 38.4%



*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.





(1) For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 86 of this report.

PORTFOLIO BREAKDOWN
Franklin High Yield
Tax-Free Income Fund
2/28/99

                                     % OF TOTAL
                                      LONG-TERM
SECTOR                              INVESTMENTS
-----------------------------------------------
Utilities                                 31.3%
Prerefunded                               13.2%
Hospitals                                 10.1%
Transportation                             9.1%
General Obligation                         7.6%
Special Assessment                         7.0%
Industrial                                 6.5%
Health Care                                4.9%
Housing                                    3.6%
Other Revenue                              2.8%
Mello-Roos                                 1.2%
Certificates of Participation              1.2%
Education                                  1.1%
Tax Allocation                             0.3%
Marks-Roos                                 0.1%



on their bond obligations or filed for bankruptcy protection. Moody's, a national credit rating agency, downgraded 54 hospitals and health systems with $10.7 billion of par amount outstanding during the past year. Although the fund avoided many of the worst situations, some of its health care holdings did face pressures, resulting in a decline in market value.

The project finance sector, where bond repayment depends on the income produced by a public project, also faced a number of challenges during the period under review. One holding, a resource recovery or waste-to-energy project, experienced a significant decline in market value after the owner was forced to take an accounting write-off for its equity investment in the project. Although the project is having some difficulties, there are sufficient reserves and company-guaranteed support to prevent default for three or more years. While these situations dampened the fund's performance during the year under review, the prevailing market conditions provided our portfolio management team with some excellent investment opportunities. With approximately 26% of the fund in AAA holdings, we believe we are well positioned to take advantage of buying opportunities in market sectors that were heavily impacted.

On a positive note, the fund benefited from many investments in other market sectors made over the past few years. We acquired large holdings, such as New York City and Washington, D.C. general obligation bonds, when investors were extremely nervous about these issuers' prospects. These holdings were among the market's best performers. Similarly, the fund took advantage of utility sector weakness during the past three years with the threat of deregulation in the utility industry. This provided some excellent investment opportunities in such issuers as Tucson Electric Power Company Project PCR; Public Service Co. of New Hampshire Project; Sam Rayburn Municipal Power Agency Supply System Revenue
(TX); Iberville Parish (LA) PCR Entergy Gulf States Inc. Project, and others where we felt we were receiving superior income and potential total return before the market fully understood the specific situation.

At times, the market tends to "paint issuers with the same broad brush" without differentiating among them. These opportunities can provide significant returns to those who have the ability to find value and are willing to take a contrarian approach when appropriate. This strategy is one that we strive for and will continue to employ in the future. It has served the fund's investors well in the past, and we hope to attain similar results going forward.

However, in the generally declining interest-rate environment over the past several years, many municipalities prerefunded their higher yielding outstanding debt. The fund has profited by selling many of its prerefunded securities for more than it paid, which may make a capital gain distribution necessary in June 1999.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin High Yield Tax-Free Income Fund
3/1/98 - 2/28/99

                                              DIVIDEND PER SHARE
                               -------------------------------------------------
MONTH                           CLASS A           CLASS B**            CLASS C
--------------------------------------------------------------------------------
March                          5.6 cents              --             5.04 cents
April                          5.6 cents              --             5.04 cents
May                            5.6 cents              --             5.04 cents
June                           5.5 cents              --             4.94 cents
July                           5.5 cents              --             4.95 cents
August                         5.5 cents              --             4.95 cents
September                      5.4 cents              --             4.85 cents
October                        5.4 cents              --             4.87 cents
November                       5.4 cents              --             4.87 cents
December                       5.4 cents              --             4.87 cents
January                        5.4 cents          3.91 cents         4.87 cents
February                       5.4 cents          4.87 cents         4.87 cents
--------------------------------------------------------------------------------

TOTAL                          65.7 CENTS         8.78 CENTS         59.16 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

**January 1, 1999, the fund began offering Class B shares to investors. See the prospectus for details.

FRANKLIN HIGH YIELD
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.


CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.


CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.



PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.19           $11.49    $11.68

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.6570

Long-Term Capital Gain                         $0.0156

        TOTAL                                  $0.6726


CLASS B                                        CHANGE           2/28/99   1/1/99
--------------------------------------------------------------------------------
Net Asset Value                                +$0.01           $11.52    $11.51

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.0878


CLASS C                                        CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.18           $11.57    $11.75

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.5916

Long-Term Capital Gain                         $0.0156

        TOTAL                                  $0.6072







Franklin High Yield Tax-Free Income Fund paid distributions derived from long-term capital gains of 1.56 cents ($0.0156) per share in December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).



Past performance is not predictive of future results.

PERFORMANCE

                                                                            INCEPTION
CLASS A                                          1-YEAR  5-YEAR   10-YEAR   (3/18/86)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +4.21%  +40.57%  +122.45%  +184.76%
Average Annual Total Return(2)                   -0.23%   +6.12%    +7.85%    +8.06%

Distribution Rate(3)                     5.40%
Taxable Equivalent Distribution Rate(4)  8.94%
30-Day Standardized Yield(5)             4.71%
Taxable Equivalent Yield(4)              7.80%


                                                 INCEPTION
CLASS B                                           (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          +0.96%
Aggregate Annual Total Return(2)                    -3.04%
Distribution Rate(3)                      5.04%
Taxable Equivalent Distribution Rate(4)   8.34%
30-Day Standardized Yield(5)              4.56%
Taxable Equivalent Yield(4)               7.55%


                                                                    INCEPTION
CLASS C                                           1-YEAR   3-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +3.69%   +21.48%    +32.74%
Average Annual Total Return(2)                    +1.67%    +6.35%     +7.39%

Distribution Rate(3)                      4.92%
Taxable Equivalent Distribution Rate(4)   8.15%
30-Day Standardized Yield(5)              4.32%
Taxable Equivalent Yield(4)               7.15%





(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, the figures for that class represent aggregate total return from inception; therefore, average annual total returns are not provided.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.






--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance is not predictive of future results.
                                                                              29

FRANKLIN HIGH YIELD
TAX-FREE INCOME FUND



AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
----------------------------------
1-Year                      -0.23%
5-Year                      +6.12%
10-Year                     +7.85%
Since Inception (3/18/86)   +8.06%



AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
----------------------------------
1-Year                      +1.67%
3-Year                      +6.35%
Since Inception (5/1/95)    +7.39%



TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


CLASS A (3/1/89 - 2/28/99)

The following line graph compares the performance of the Franklin High Yield Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

Date             Franklin High Yield      Lehman               CPI
                   Tax-Free Income       Brothers
                    Fund-Class A        Municipal
                                           Bond
                                          Index
-------------------------------------------------------------------------------
        3/1/89   $ 9,572                 $10,000                       $10,000
       3/31/89   $ 9,586        -0.24%   $ 9,976        0.58%          $10,058
       4/30/89   $ 9,783         2.37%   $10,212        0.65%          $10,123
       5/31/89   $ 9,945         2.08%   $10,425        0.57%          $10,181
       6/30/89   $10,081         1.36%   $10,567        0.24%          $10,206
       7/31/89   $10,142         1.36%   $10,710        0.24%          $10,230
       8/31/89   $10,118        -0.98%   $10,605        0.16%          $10,246
       9/30/89   $10,085        -0.30%   $10,574        0.32%          $10,279
      10/31/89   $10,176         1.22%   $10,703        0.48%          $10,329
      11/30/89   $10,297         1.75%   $10,890        0.24%          $10,353
      12/31/89   $10,370         0.82%   $10,979        0.16%          $10,370
       1/31/90   $10,311        -0.47%   $10,928        1.03%          $10,477
       2/28/90   $10,449         0.89%   $11,025        0.47%          $10,526
       3/31/90   $10,439         0.03%   $11,028        0.55%          $10,584
       4/30/90   $10,359        -0.72%   $10,949        0.16%          $10,601
       5/31/90   $10,580         2.18%   $11,187        0.23%          $10,625
       6/30/90   $10,702         0.88%   $11,286        0.54%          $10,682
       7/31/90   $10,855         1.48%   $11,453        0.38%          $10,723
       8/31/90   $10,660        -1.45%   $11,287        0.92%          $10,822
       9/30/90   $10,649         0.06%   $11,294        0.84%          $10,913
      10/31/90   $10,743         1.81%   $11,498        0.60%          $10,978
      11/30/90   $10,921         2.01%   $11,729        0.22%          $11,002
      12/31/90   $10,900         0.44%   $11,781        0.00%          $11,002
       1/31/91   $11,039         1.34%   $11,939        0.60%          $11,068
       2/28/91   $11,081         0.87%   $12,042        0.15%          $11,085
       3/31/91   $11,135         0.04%   $12,047        0.15%          $11,102
       4/30/91   $11,298         1.34%   $12,209        0.15%          $11,118
       5/31/91   $11,396         0.89%   $12,317        0.30%          $11,152
       6/30/91   $11,441        -0.10%   $12,305        0.29%          $11,184
       7/31/91   $11,596         1.22%   $12,455        0.15%          $11,201
       8/31/91   $11,718         1.32%   $12,620        0.29%          $11,233
       9/30/91   $11,886         1.30%   $12,784        0.44%          $11,283
      10/31/91   $11,966         0.90%   $12,899        0.15%          $11,299
      11/30/91   $12,011         0.28%   $12,935        0.29%          $11,332
      12/31/91   $12,251         2.15%   $13,213        0.07%          $11,340
       1/31/92   $12,217         0.23%   $13,243        0.15%          $11,357
       2/29/92   $12,205         0.03%   $13,247        0.36%          $11,398
       3/31/92   $12,264         0.04%   $13,253        0.51%          $11,456
       4/30/92   $12,392         0.89%   $13,370        0.14%          $11,472
       5/31/92   $12,581         1.18%   $13,528        0.14%          $11,488
       6/30/92   $12,766         1.68%   $13,756        0.36%          $11,530
       7/31/92   $13,203         3.00%   $14,168        0.21%          $11,554
       8/31/92   $13,004        -0.98%   $14,029        0.28%          $11,586
       9/30/92   $13,023         0.65%   $14,121        0.28%          $11,619
      10/31/92   $12,846        -0.98%   $13,982        0.35%          $11,659
      11/30/92   $13,158         1.79%   $14,232        0.14%          $11,676
      12/31/92   $13,361         1.02%   $14,378       -0.07%          $11,667
       1/31/93   $13,541         1.16%   $14,544        0.49%          $11,725
       2/28/93   $13,934         3.62%   $15,071        0.35%          $11,766
       3/31/93   $13,890        -1.06%   $14,911        0.35%          $11,807
       4/30/93   $13,985         1.01%   $15,062        0.28%          $11,840
       5/31/93   $14,067         0.56%   $15,146        0.14%          $11,856
       6/30/93   $14,317         1.67%   $15,399        0.14%          $11,873
       7/31/93   $14,336         0.13%   $15,419        0.00%          $11,873
       8/31/93   $14,640         2.08%   $15,740        0.28%          $11,906
       9/30/93   $14,801         1.14%   $15,919        0.21%          $11,931
      10/31/93   $14,832         0.19%   $15,949        0.41%          $11,980
      11/30/93   $14,890        -0.88%   $15,809        0.07%          $11,989
      12/31/93   $15,134         2.11%   $16,143        0.00%          $11,989
       1/31/94   $15,299         1.14%   $16,327        0.27%          $12,021
       2/28/94   $15,130        -2.59%   $15,904        0.34%          $12,062
       3/31/94   $14,677        -4.07%   $15,257        0.34%          $12,103
       4/30/94   $14,693         0.85%   $15,386        0.14%          $12,120
       5/31/94   $14,777         0.87%   $15,520        0.07%          $12,128
       6/30/94   $14,807        -0.61%   $15,425        0.34%          $12,170
       7/31/94   $15,003         1.83%   $15,708        0.27%          $12,202
       8/31/94   $15,047         0.35%   $15,763        0.40%          $12,251
       9/30/94   $14,937        -1.47%   $15,531        0.27%          $12,284
      10/31/94   $14,783        -1.78%   $15,255        0.07%          $12,293
      11/30/94   $14,546        -1.81%   $14,978        0.13%          $12,309
      12/31/94   $14,746         2.20%   $15,308        0.00%          $12,309
       1/31/95   $15,104         2.86%   $15,746        0.40%          $12,358
       2/28/95   $15,479         2.91%   $16,204        0.40%          $12,408
       3/31/95   $15,682         1.15%   $16,390        0.33%          $12,448
       4/30/95   $15,756         0.12%   $16,410        0.33%          $12,490
       5/31/95   $16,137         3.19%   $16,933        0.20%          $12,515
       6/30/95   $16,152        -0.87%   $16,786        0.20%          $12,540
       7/31/95   $16,257         0.95%   $16,946        0.00%          $12,540
       8/31/95   $16,423         1.27%   $17,161        0.26%          $12,572
       9/30/95   $16,558         0.63%   $17,269        0.20%          $12,597
      10/31/95   $16,770         1.45%   $17,519        0.33%          $12,639
      11/30/95   $16,983         1.66%   $17,810       -0.07%          $12,630
      12/31/95   $17,151         0.96%   $17,981       -0.07%          $12,621
       1/31/96   $17,244         0.76%   $18,118        0.59%          $12,696
       2/29/96   $17,230        -0.68%   $17,995        0.32%          $12,736
       3/31/96   $17,063        -1.28%   $17,764        0.52%          $12,803
       4/30/96   $17,080        -0.28%   $17,714        0.39%          $12,852
       5/31/96   $17,112        -0.04%   $17,707        0.19%          $12,877
       6/30/96   $17,286         1.09%   $17,900        0.06%          $12,885
       7/31/96   $17,414         0.91%   $18,063        0.19%          $12,909
       8/31/96   $17,478        -0.02%   $18,060        0.19%          $12,934
       9/30/96   $17,719         1.40%   $18,313        0.32%          $12,975
      10/31/96   $17,945         1.13%   $18,519        0.32%          $13,017
      11/30/96   $18,220         1.83%   $18,858        0.19%          $13,041
      12/31/96   $18,206        -0.42%   $18,779        0.00%          $13,041
       1/31/97   $18,257         0.19%   $18,815        0.32%          $13,083
       2/28/97   $18,421         0.92%   $18,988        0.31%          $13,124
       3/31/97   $18,274        -1.33%   $18,735        0.25%          $13,156
       4/30/97   $18,419         0.84%   $18,893        0.12%          $13,172
       5/31/97   $18,647         1.51%   $19,178       -0.06%          $13,164
       6/30/97   $18,875         1.07%   $19,383        0.12%          $13,180
       7/31/97   $19,358         2.77%   $19,920        0.12%          $13,196
       8/31/97   $19,251        -0.94%   $19,733        0.19%          $13,221
       9/30/97   $19,569         1.19%   $19,968        0.25%          $13,254
      10/31/97   $19,701         0.64%   $20,096        0.25%          $13,287
      11/30/97   $19,833         0.59%   $20,214       -0.06%          $13,279
      12/31/97   $20,138         1.46%   $20,509       -0.12%          $13,263
       1/31/98   $20,358         1.03%   $20,720        0.19%          $13,288
       2/28/98   $20,404         0.03%   $20,727        0.19%          $13,314
       3/31/98   $20,415         0.09%   $20,745        0.19%          $13,339
       4/30/98   $20,407        -0.45%   $20,652        0.18%          $13,363
       5/31/98   $20,665         1.58%   $20,978        0.18%          $13,387
       6/30/98   $20,763         0.39%   $21,060        0.12%          $13,403
       7/31/98   $20,789         0.25%   $21,113        0.12%          $13,419
       8/31/98   $21,031         1.55%   $21,440        0.12%          $13,435
       9/30/98   $21,164         1.25%   $21,708        0.12%          $13,451
      10/31/98   $21,135         0.00%   $21,708        0.24%          $13,484
      11/30/98   $21,070         0.35%   $21,784        0.00%          $13,484
      12/31/98   $21,106         0.25%   $21,838       -0.06%          $13,476
       1/31/99   $21,279         1.19%   $22,098        0.24%          $13,508
       2/28/99   $21,292        -0.44%   $22,001        0.12%          $13,524

Total Return      112.92%                 120.01%                        35.24%
-------------------------------------------------------------------------------


CLASS C (5/1/95 - 2/28/99)

The following line graph compares the performance of the Franklin High Yield Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

Date            Franklin High Yield      Lehman Brothers       CPI
                  Tax-Free Income        Municipal Bond
                    Fund-Class C              Index
-----------------------------------------------------------------------
        5/1/95   $ 9,899               $10,000               $10,000
       5/31/95   $10,138        3.19%  $10,319       0.20%   $10,020
       6/30/95   $10,152       -0.87%  $10,229       0.20%   $10,040
       7/31/95   $10,221        0.95%  $10,326       0.00%   $10,040
       8/31/95   $10,319        1.27%  $10,458       0.26%   $10,066
       9/29/95   $10,399        0.63%  $10,523       0.20%   $10,086
      10/31/95   $10,525        1.45%  $10,676       0.33%   $10,120
      11/30/95   $10,662        1.66%  $10,853      -0.07%   $10,112
      12/29/95   $10,762        0.96%  $10,957      -0.07%   $10,105
       1/31/96   $10,814        0.76%  $11,041       0.59%   $10,165
       2/29/96   $10,800       -0.68%  $10,966       0.32%   $10,198
       3/29/96   $10,692       -1.28%  $10,825       0.52%   $10,251
       4/30/96   $10,697       -0.28%  $10,795       0.39%   $10,291
       5/31/96   $10,712       -0.04%  $10,791       0.19%   $10,310
       6/28/96   $10,816        1.09%  $10,908       0.06%   $10,316
       7/31/96   $10,890        0.91%  $11,008       0.19%   $10,336
       8/30/96   $10,925       -0.02%  $11,005       0.19%   $10,356
       9/30/96   $11,070        1.40%  $11,159       0.32%   $10,389
      10/31/96   $11,205        1.13%  $11,286       0.32%   $10,422
      11/29/96   $11,371        1.83%  $11,492       0.19%   $10,442
      12/31/96   $11,357       -0.42%  $11,444       0.00%   $10,442
       1/31/97   $11,392        0.19%  $11,466       0.32%   $10,475
       2/28/97   $11,489        0.92%  $11,571       0.31%   $10,508
       3/31/97   $11,392       -1.33%  $11,417       0.25%   $10,534
       4/30/97   $11,476        0.84%  $11,513       0.12%   $10,547
       5/31/97   $11,611        1.51%  $11,687      -0.06%   $10,540
       6/30/97   $11,747        1.07%  $11,812       0.12%   $10,553
       7/31/97   $12,040        2.77%  $12,139       0.12%   $10,565
       8/31/97   $11,969       -0.94%  $12,025       0.19%   $10,586
       9/30/97   $12,170        1.19%  $12,168       0.25%   $10,612
      10/31/97   $12,235        0.64%  $12,246       0.25%   $10,639
      11/30/97   $12,311        0.59%  $12,318      -0.06%   $10,632
      12/31/97   $12,504        1.46%  $12,498      -0.12%   $10,619
       1/31/98   $12,634        1.03%  $12,627       0.19%   $10,640
       2/28/98   $12,657        0.03%  $12,631       0.19%   $10,660
       3/31/98   $12,657        0.09%  $12,642       0.19%   $10,680
       4/30/98   $12,646       -0.45%  $12,585       0.18%   $10,699
       5/31/98   $12,799        1.58%  $12,784       0.18%   $10,719
       6/30/98   $12,853        0.39%  $12,834       0.12%   $10,731
       7/31/98   $12,874        0.25%  $12,866       0.12%   $10,744
       8/31/98   $13,006        1.55%  $13,065       0.12%   $10,757
       9/30/98   $13,082        1.25%  $13,229       0.12%   $10,770
      10/31/98   $13,069        0.00%  $13,229       0.24%   $10,796
      11/30/98   $13,023        0.35%  $13,275       0.00%   $10,796
      12/31/98   $13,028        0.25%  $13,308      -0.06%   $10,789
       1/31/99   $13,139        1.19%  $13,466       0.24%   $10,815
       2/28/99   $13,140       -0.44%  $13,407       0.12%   $10,828

Total Return       31.40%                34.07%                 8.28%
-----------------------------------------------------------------------



*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.

FRANKLIN INDIANA TAX-FREE INCOME FUND






--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Indiana Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Indiana state personal income taxes through a portfolio consisting primarily of Indiana municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE(2)

[MAP OF INDIANA]
Indiana's manufacturing sector continued to be a powerful economic force in the state during the year under review. Unlike most states, which have seen a gradual shift away from manufacturing to trade and services, manufacturing industries made up almost 25% of Indiana's employment. Among the state's largest employers were vehicle manufacturing companies as well as those in the steel industry. In 1998, the state's moderate labor costs, low utility rates and affordable cost of living tended to attract such companies.

The state is a primary beneficiary of the continued U.S. economic expansion, as manufacturing is generally highly dependent on economic cycles. The unemployment rate was 2.7% in October 1998, well below the national rate of 4.3%. In addition, median household income per capita grew and the state's poverty rate declined faster than the national average during the reporting period.

However, Indiana's strong manufacturing sector also exposed the state to economic risks that more diversified states might not face. Auto manufacturing and steel are highly cyclical and export oriented. If the Canadian economy weakens, it could have a negative effect on the state, as Canada is Indiana's primary trading partner. Furthermore, the Asian crisis dealt Indiana a double blow, however moderate. First, Asian economies recently were importing less than they did before the crisis and second, they exported cheaper steel and other raw materials to many of Indiana's trading partners.







CREDIT QUALITY BREAKDOWN*
Franklin Indiana Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]

AAA                        48.3%
AA                          8.4%
A                          19.2%
BBB                        24.1%


*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.



(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2) Source: Moody's, January 1999.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 110 of this report.

DIVIDEND DISTRIBUTIONS*
Franklin Indiana
Tax-Free Income Fund
3/1/98 - 2/28/99

                    DIVIDEND
MONTH               PER SHARE
-----------------------------
March               5.3 cents
April               5.3 cents
May                 5.3 cents
June                5.3 cents
July                5.3 cents
August              5.3 cents
September           5.2 cents
October             5.2 cents
November            5.2 cents
December            5.1 cents
January             5.1 cents
February            5.1 cents
-----------------------------
TOTAL              62.7 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.




A growing payroll allowed Indiana to improve its financial position. In fiscal 1998, Indiana had combined reserve balances of $2.06 billion. Debt ratios were among the nation's lowest, with debt per capita, at $213, ranked 40th nationally. Reflecting these positive trends, Standard and Poor's, a national credit rating agency, assigned Indiana an AA+ rating.(3) These trends should continue into 1999, making the outlook for the Hoosier State rather upbeat.

PORTFOLIO NOTES

The improving national and state environments favorably affected Franklin Indiana Tax-Free Income Fund's performance over the reporting period. The value of many of the portfolio's bonds increased, as interest rates generally declined in 1998. Lower interest rates led to higher municipal bond supply as issuers took advantage of the rate environment to issue new or refunded debt. Nationally, issuance in 1998 topped $284 billion, far outpacing the $220 billion issued in 1997.

Partially because of the fund's robust performance during the period, total net assets increased 8%, from $54.6 million on February 28, 1998, to approximately $59.0 million at the end of the reporting period, giving the fund an increasingly stable and diversified asset base. Such diversification helped reduce the fund's exposure to risk and volatility that may affect any one sector. In addition, the fund's superior credit quality, with 75% of the fund rated A or higher, further increased the fund's stability.

The fund was able to take advantage of Franklin's size during the reporting period to structure and control issues to fit the portfolio's needs. In managing more than $50 billion in municipal assets, Franklin has a distinct advantage over its competitors in locating value. Consequently, the fund was able to use the entire fund group's buying power to find and control new issues. Many dealers, underwriters and issuers know and trust Franklin and will come to us to help them structure and price new issues, giving Franklin Indiana Tax-Free Income Fund more leverage in defining the marketplace. Recent fund purchases included Indiana State Educational Facilities Authority Revenue Valparaiso University and Indiana Health Facility Financing Authority Hospital Revenue -- Sisters of St. Francis Health.


(3) This does not indicate Standard and Poor's rating of the fund.

We continue to follow our strategy of investing for income, price stability and tax efficiency. The fund should perform well into the next reporting period, aided by stable interest rates and an ample supply of new bonds. However, the fund's new investments in the current, historically low interest-rate environment has increased pressure on the dividend payment. Additionally, the fund may make another capital gain distribution in June 1999.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Indiana Tax-Free Income Fund was closed to new investors after the close of business on January 12, 1999, when Franklin Tax-Free Trust's board of trustees approved a proposal to merge Franklin Indiana Tax-Free Income Fund into Franklin Federal Tax-Free Income Fund, subject to shareholder approval. If the merger is approved, existing shareholders would benefit from the lower expenses of the larger Franklin Federal Tax-Free Income Fund. The investment goal of Franklin Indiana Tax-Free Income Fund is to seek a high level of current income exempt from federal and Indiana state income taxes by investing in Indiana municipal securities. Although Franklin Federal Tax-Free Income Fund's investment goal is similar, it seeks income exempt only from federal income tax by investing in municipal securities throughout the nation.



PORTFOLIO BREAKDOWN
Franklin Indiana
Tax-Free Income Fund
2/28/99

                                   % OF TOTAL
                                    LONG-TERM
SECTOR                            INVESTMENTS
---------------------------------------------
Education                               25.1%
Hospitals                               15.0%
Industrial                              12.1%
General Obligation                      11.6%
Prerefunded                              9.7%
Housing                                  6.3%
Sales Tax                                5.1%
Certificates of Participation            4.8%
Utilities                                4.5%
Health Care                              3.0%
Transportation                           2.7%
Tax Assessment                           0.1%

FRANKLIN INDIANA
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
--------------------------------------------------------------------------------


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

(3) Distribution rate is based on an annualization of the current 5.1 cent per share monthly dividend and the maximum offering price of $12.56 on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Indiana state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.





--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.04           $12.03    $12.07

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.6270
Long-Term Capital Gain                         $0.0013
Short-Term Capital Gain                        $0.0320
       TOTAL                                   $0.6603


PERFORMANCE

                                                                             INCEPTION
CLASS A                                           1-YEAR   5-YEAR  10-YEAR    (9/1/87)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +5.25%   +32.92% +112.31%   +141.93%
Average Annual Total Return(2)                    +0.74%    +4.95%   +7.35%     +7.58%

Distribution Rate(3)                      4.87%
Taxable Equivalent Distribution Rate(4)   8.43%
30-Day Standardized Yield(5)              3.89%
Taxable Equivalent Yield(4)               6.74%







Franklin Indiana Tax-Free Income Fund paid distributions derived from long-term capital gains of 0.13 cents ($0.0013) per share in June 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).



         CLASS A (3/1/89 - 2/28/99)

The following line graph compares the performance of the Franklin Indiana Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

Date             Franklin Indiana         Lehman               CPI
                  Tax-Free Income        Brothers
                   Fund-Class A         Municipal
                                        Bond Index
------------------------------------------------------------------------------
       3/1/89  $ 9,571                   $10,000                       $10,000
      3/31/89  $ 9,583         -0.24%    $ 9,976         0.58%         $10,058
      4/30/89  $ 9,752          2.37%    $10,212         0.65%         $10,123
      5/31/89  $ 9,967          2.08%    $10,425         0.57%         $10,181
      6/30/89  $10,109          1.36%    $10,567         0.24%         $10,206
      7/31/89  $10,206          1.36%    $10,710         0.24%         $10,230
      8/31/89  $10,162         -0.98%    $10,605         0.16%         $10,246
      9/30/89  $10,127         -0.30%    $10,574         0.32%         $10,279
     10/31/89  $10,224          1.22%    $10,703         0.48%         $10,329
     11/30/89  $10,371          1.75%    $10,890         0.24%         $10,353
     12/31/89  $10,499          0.82%    $10,979         0.16%         $10,370
      1/31/90  $10,434         -0.47%    $10,928         1.03%         $10,477
      2/28/90  $10,544          0.89%    $11,025         0.47%         $10,526
      3/31/90  $10,537          0.03%    $11,028         0.55%         $10,584
      4/30/90  $10,471         -0.72%    $10,949         0.16%         $10,601
      5/31/90  $10,734          2.18%    $11,187         0.23%         $10,625
      6/30/90  $10,859          0.88%    $11,286         0.54%         $10,682
      7/31/90  $11,025          1.48%    $11,453         0.38%         $10,723
      8/31/90  $10,757         -1.45%    $11,287         0.92%         $10,822
      9/30/90  $10,752          0.06%    $11,294         0.84%         $10,913
     10/31/90  $10,901          1.81%    $11,498         0.60%         $10,978
     11/30/90  $11,122          2.01%    $11,729         0.22%         $11,002
     12/31/90  $11,127          0.44%    $11,781         0.00%         $11,002
      1/31/91  $11,330          1.34%    $11,939         0.60%         $11,068
      2/28/91  $11,398          0.87%    $12,042         0.15%         $11,085
      3/31/91  $11,446          0.04%    $12,047         0.15%         $11,102
      4/30/91  $11,599          1.34%    $12,209         0.15%         $11,118
      5/31/91  $11,679          0.89%    $12,317         0.30%         $11,152
      6/30/91  $11,674         -0.10%    $12,305         0.29%         $11,184
      7/31/91  $11,842          1.22%    $12,455         0.15%         $11,201
      8/31/91  $11,967          1.32%    $12,620         0.29%         $11,233
      9/30/91  $12,136          1.30%    $12,784         0.44%         $11,283
     10/31/91  $12,197          0.90%    $12,899         0.15%         $11,299
     11/30/91  $12,257          0.28%    $12,935         0.29%         $11,332
     12/31/91  $12,485          2.15%    $13,213         0.07%         $11,340
      1/31/92  $12,502          0.23%    $13,243         0.15%         $11,357
      2/29/92  $12,502          0.03%    $13,247         0.36%         $11,398
      3/31/92  $12,536          0.04%    $13,253         0.51%         $11,456
      4/30/92  $12,650          0.89%    $13,370         0.14%         $11,472
      5/31/92  $12,890          1.18%    $13,528         0.14%         $11,488
      6/30/92  $13,051          1.68%    $13,756         0.36%         $11,530
      7/31/92  $13,501          3.00%    $14,168         0.21%         $11,554
      8/31/92  $13,350         -0.98%    $14,029         0.28%         $11,586
      9/30/92  $13,385          0.65%    $14,121         0.28%         $11,619
     10/31/92  $13,186         -0.98%    $13,982         0.35%         $11,659
     11/30/92  $13,481          1.79%    $14,232         0.14%         $11,676
     12/31/92  $13,694          1.02%    $14,378        -0.07%         $11,667
      1/31/93  $13,861          1.16%    $14,544         0.49%         $11,725
      2/28/93  $14,312          3.62%    $15,071         0.35%         $11,766
      3/31/93  $14,224         -1.06%    $14,911         0.35%         $11,807
      4/30/93  $14,366          1.01%    $15,062         0.28%         $11,840
      5/31/93  $14,435          0.56%    $15,146         0.14%         $11,856
      6/30/93  $14,675          1.67%    $15,399         0.14%         $11,873
      7/31/93  $14,672          0.13%    $15,419         0.00%         $11,873
      8/31/93  $14,951          2.08%    $15,740         0.28%         $11,906
      9/30/93  $15,133          1.14%    $15,919         0.21%         $11,931
     10/31/93  $15,201          0.19%    $15,949         0.41%         $11,980
     11/30/93  $15,170         -0.88%    $15,809         0.07%         $11,989
     12/31/93  $15,453          2.11%    $16,143         0.00%         $11,989
      1/31/94  $15,598          1.14%    $16,327         0.27%         $12,021
      2/28/94  $15,275         -2.59%    $15,904         0.34%         $12,062
      3/31/94  $14,707         -4.07%    $15,257         0.34%         $12,103
      4/30/94  $14,765          0.85%    $15,386         0.14%         $12,120
      5/31/94  $14,848          0.87%    $15,520         0.07%         $12,128
      6/30/94  $14,815         -0.61%    $15,425         0.34%         $12,170
      7/31/94  $15,055          1.83%    $15,708         0.27%         $12,202
      8/31/94  $15,088          0.35%    $15,763         0.40%         $12,251
      9/30/94  $14,898         -1.47%    $15,531         0.27%         $12,284
     10/31/94  $14,680         -1.78%    $15,255         0.07%         $12,293
     11/30/94  $14,397         -1.81%    $14,978         0.13%         $12,309
     12/31/94  $14,683          2.20%    $15,308         0.00%         $12,309
      1/31/95  $15,024          2.86%    $15,746         0.40%         $12,358
      2/28/95  $15,366          2.91%    $16,204         0.40%         $12,408
      3/31/95  $15,495          1.15%    $16,390         0.33%         $12,448
      4/30/95  $15,528          0.12%    $16,410         0.33%         $12,490
      5/31/95  $15,875          3.19%    $16,933         0.20%         $12,515
      6/30/95  $15,827         -0.87%    $16,786         0.20%         $12,540
      7/31/95  $15,903          0.95%    $16,946         0.00%         $12,540
      8/31/95  $16,090          1.27%    $17,161         0.26%         $12,572
      9/30/95  $16,166          0.63%    $17,269         0.20%         $12,597
     10/31/95  $16,354          1.45%    $17,519         0.33%         $12,639
     11/30/95  $16,558          1.66%    $17,810        -0.07%         $12,630
     12/31/95  $16,762          0.96%    $17,981        -0.07%         $12,621
      1/31/96  $16,840          0.76%    $18,118         0.59%         $12,696
      2/29/96  $16,776         -0.68%    $17,995         0.32%         $12,736
      3/31/96  $16,640         -1.28%    $17,764         0.52%         $12,803
      4/30/96  $16,619         -0.28%    $17,714         0.39%         $12,852
      5/31/96  $16,640         -0.04%    $17,707         0.19%         $12,877
      6/30/96  $16,807          1.09%    $17,900         0.06%         $12,885
      7/31/96  $16,916          0.91%    $18,063         0.19%         $12,909
      8/31/96  $16,937         -0.02%    $18,060         0.19%         $12,934
      9/30/96  $17,150          1.40%    $18,313         0.32%         $12,975
     10/31/96  $17,320          1.13%    $18,519         0.32%         $13,017
     11/30/96  $17,624          1.83%    $18,858         0.19%         $13,041
     12/31/96  $17,602         -0.42%    $18,779         0.00%         $13,041
      1/31/97  $17,624          0.19%    $18,815         0.32%         $13,083
      2/28/97  $17,767          0.92%    $18,988         0.31%         $13,124
      3/31/97  $17,608         -1.33%    $18,735         0.25%         $13,156
      4/30/97  $17,737          0.84%    $18,893         0.12%         $13,172
      5/31/97  $17,943          1.51%    $19,178        -0.06%         $13,164
      6/30/97  $18,119          1.07%    $19,383         0.12%         $13,180
      7/31/97  $18,496          2.77%    $19,920         0.12%         $13,196
      8/31/97  $18,411         -0.94%    $19,733         0.19%         $13,221
      9/30/97  $18,603          1.19%    $19,968         0.25%         $13,254
     10/31/97  $18,719          0.64%    $20,096         0.25%         $13,287
     11/30/97  $18,867          0.59%    $20,214        -0.06%         $13,279
     12/31/97  $19,096          1.46%    $20,509        -0.12%         $13,263
      1/31/98  $19,245          1.03%    $20,720         0.19%         $13,288
      2/28/98  $19,283          0.03%    $20,727         0.19%         $13,314
      3/31/98  $19,304          0.09%    $20,745         0.19%         $13,339
      4/30/98  $19,292         -0.45%    $20,652         0.18%         $13,363
      5/31/98  $19,491          1.58%    $20,978         0.18%         $13,387
      6/30/98  $19,582          0.39%    $21,060         0.12%         $13,403
      7/31/98  $19,636          0.25%    $21,113         0.12%         $13,419
      8/31/98  $19,886          1.55%    $21,440         0.12%         $13,435
      9/30/98  $20,087          1.25%    $21,708         0.12%         $13,451
     10/31/98  $20,024          0.00%    $21,708         0.24%         $13,484
     11/30/98  $20,110          0.35%    $21,784         0.00%         $13,484
     12/31/98  $20,162          0.25%    $21,838        -0.06%         $13,476
      1/31/99  $20,366          1.19%    $22,098         0.24%         $13,508
      2/28/99  $20,321         -0.44%    $22,001         0.12%         $13,524

Total Return    103.21%                   120.01%                        35.24%
-------------------------------------------------------------------------------


*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.

FRANKLIN MICHIGAN TAX-FREE INCOME FUND



CREDIT QUALITY BREAKDOWN*
Franklin Michigan Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]

AAA                        52.9%
AA                         23.4%
A                           4.9%
BBB                        18.8%


*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Michigan Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting primarily of Michigan municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE

[MAP OF MICHIGAN]
Perhaps no other state has benefited more than Michigan from the nation's prolonged economic expansion. Since July 1996, the state's unemployment rate has been lower than the U.S. average, in contrast to the prior 15-year period, when Michigan's rate was higher than the national average. Personal income grew 4.6% in 1997, extending a period of strong growth that began with the end of the recession in the early '90s. While the state is still dependent on the cyclical auto industry, corporate restructuring and reinvestment improved the auto companies' competitive positions, which should make them less vulnerable to economic cycles than in the past.(2)

As a result of the healthy economic environment, the state was able to improve its financial situation significantly. Spending in recent years was below revenue levels, eliminating the state's once sizable deficit and allowing Michigan to build up a large surplus. At the same time, the government went through a period of downsizing and cost reduction and control. Furthermore, these factors enabled the state to introduce substantial tax cuts.(3)










(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

(2) Source: Fitch IBCA, November 1998.

(3) Source: Moody's, November 1998.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 113 of this report.

With record low unemployment, strong personal income growth, solid financial operations and an auto industry less susceptible to economic cycles, Michigan is hitting on all cylinders. Reflecting the state's healthy economy, Moody's, a national credit rating agency, rated Michigan's general obligation debt Aa1.(4)


PORTFOLIO NOTES

During the reporting period, the fund's total net assets experienced remarkable growth of 84%, from $9.3 million on February 28, 1998, to $17.1 million on February 28, 1999. The fund diligently sought to buy municipal securities with the best relative value consistent with the goal of providing long-term, tax-exempt income to shareholders. The fund purchased current coupon bonds with at least 10-year call protection in an attempt to protect the fund's long-term income stream. As a result, our disciplined investment approach helped protect the fund's share value and maintain a competitive yield. The fund's share price, as measured by net asset value, increased seven cents, from $11.02 on February 28, 1998, to $11.09 on February 28, 1999. However, due to the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from bond sales. Thus, the fund made distributions of
0.47 cents per share in long-term capital gains and 1.78 cents per share in short-term capital gains in June.

The fund found value in and purchased several bonds including Michigan State Building Authority Revenue; Kent County Building Authority General Obligation; Detroit Water Supply System Revenue; Michigan State Hospital Financing Authority Revenue for the Hospital - Charity Obligation Group and Oakland County Economic Development Corp. for the Cranbrook Educational Community. These purchases maintained diversification in a broad range of sectors, which helped reduce the fund's exposure to risk and volatility that may affect any one sector.

We are closely monitoring the supply of Michigan tax-exempt municipal bonds. For 1998, the state issued a total of $9.9 billion, a remarkable 67.2% increase from 1997. Because supply outpaced demand during the period, the purchases mentioned above were acquired at relatively attractive yields. The state's low debt burden and growing need for new infrastructure such as highways, schools and affordable housing should maintain the requirement for new borrowing. In addition, if interest rates remain low,



DIVIDEND DISTRIBUTIONS*
Franklin Michigan
Tax-Free Income Fund
3/1/98 - 2/28/99

                    DIVIDEND
MONTH               PER SHARE
-----------------------------
March               4.8 cents
April               4.8 cents
May                 4.8 cents
June                4.8 cents
July                4.8 cents
August              4.8 cents
September           4.8 cents
October             4.8 cents
November            4.8 cents
December            4.7 cents
January             4.7 cents
February            4.7 cents
-----------------------------
TOTAL              57.3 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.




(4) This does not indicate Moody's rating of the fund.

PORTFOLIO BREAKDOWN
Franklin Michigan
Tax-Free Income Fund
2/28/99

                        % OF TOTAL
                        LONG-TERM
SECTOR                 INVESTMENTS
----------------------------------
Hospitals                    28.4%
Education                    20.3%
Utilities                    10.7%
Prerefunded                   9.7%
Other Revenue                 8.0%
Transportation                6.1%
Industrial                    6.0%
Housing                       5.4%
General Obligation            4.8%
Tax Allocation                0.6%


refunding issues resulting from lower borrowing costs available to issuers could add to the supply of new issues. Going forward, we will continue to follow our strategy of investing for income, price stability and tax efficiency.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Michigan Tax-Free Income Fund was closed to new investors after the close of business on January 12, 1999, when Franklin Tax-Free Trust's board of trustees approved a proposal to merge the Franklin Michigan Tax-Free Income Fund into Franklin Michigan Insured Tax-Free Income Fund, subject to shareholder approval. The board of trustees believes this proposed merger would benefit shareholders. The investment goal of both funds is to seek a high level of current income exempt from federal and Michigan state income taxes; however, Franklin Michigan Insured Tax-Free Income Fund invests primarily in insured municipal securities from the state of Michigan.(5)









(5) Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE          2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                +$0.07          $11.09    $11.02

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.5730
Long-Term Capital Gain                         $0.0047
Short-Term Capital Gain                        $0.0178
       TOTAL                                   $0.5955


PERFORMANCE

CLASS A                                            1-YEAR   (7/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         +6.15%    +25.80%
Average Annual Total Return(2)                     +1.63%     +7.25%

Distribution Rate(3)                      4.56%
Taxable Equivalent Distribution Rate(4)   7.90%
30-Day Standardized Yield(5)              4.55%
Taxable Equivalent Yield(4)               7.88%



FRANKLIN MICHIGAN
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the maximum 4.25% initial sales charge. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.76%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
--------------------------------------------------------------------------------

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge.

(3) Distribution rate is based on an annualization of the current 4.4 cent per share monthly dividend and the maximum offering price of $11.58 on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Michigan state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.

(5). Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.




--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



Franklin Michigan Tax-Free Income Fund paid distributions derived from long-term capital gains of 0.47 cents ($0.0047) per share in June 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.

FRANKLIN MICHIGAN
TAX-FREE INCOME FUND








AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
---------------------------------
1-Year                     +1.63%
Since Inception (7/1/96)   +7.25%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


         CLASS A (7/1/96 - 2/28/99)

The following line graph compares the performance of the Franklin Michigan Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 7/1/96 to 2/28/99.

-----------------------------------------------------------------------------------------------
Date                    Franklin Michigan               Lehman                          CPI
                         Tax-Free Income               Brothers
                           Fund-Class A             Municipal Bond
                                                         Index
-----------------------------------------------------------------------------------------------
       7/1/96         $9,579                            $10,000                        $10,000
      7/31/96         $9,703            0.91%           $10,091          0.19%         $10,019
      8/31/96         $9,655           -0.02%           $10,089          0.19%         $10,038
      9/30/96         $9,856            1.40%           $10,230          0.32%         $10,070
     10/31/96         $9,933            1.13%           $10,346          0.32%         $10,102
     11/30/96        $10,101            1.83%           $10,535          0.19%         $10,122
     12/31/96        $10,058           -0.42%           $10,491          0.00%         $10,122
      1/31/97        $10,053            0.19%           $10,511          0.32%         $10,154
      2/28/97        $10,155            0.92%           $10,608          0.31%         $10,185
      3/31/97         $9,996           -1.33%           $10,466          0.25%         $10,211
      4/30/97        $10,112            0.84%           $10,554          0.12%         $10,223
      5/31/97        $10,278            1.51%           $10,714         -0.06%         $10,217
      6/30/97        $10,404            1.07%           $10,828          0.12%         $10,229
      7/31/97        $10,720            2.77%           $11,128          0.12%         $10,242
      8/31/97        $10,608           -0.94%           $11,024          0.19%         $10,261
      9/30/97        $10,746            1.19%           $11,155          0.25%         $10,287
     10/31/97        $10,825            0.64%           $11,226          0.25%         $10,312
     11/30/97        $10,924            0.59%           $11,293         -0.06%         $10,306
     12/31/97        $11,135            1.46%           $11,457         -0.12%         $10,294
      1/31/98        $11,235            1.03%           $11,575          0.19%         $10,313
      2/28/98        $11,335            0.03%           $11,579          0.19%         $10,333
      3/31/98        $11,343            0.09%           $11,589          0.19%         $10,353
      4/30/98        $11,331           -0.45%           $11,537          0.18%         $10,371
      5/31/98        $11,516            1.58%           $11,719          0.18%         $10,390
      6/30/98        $11,579            0.39%           $11,765          0.12%         $10,402
      7/31/98        $11,608            0.25%           $11,795          0.12%         $10,415
      8/31/98        $11,775            1.55%           $11,977          0.12%         $10,427
      9/30/98        $11,953            1.25%           $12,127          0.12%         $10,440
     10/31/98        $11,897            0.00%           $12,127          0.24%         $10,465
     11/30/98        $11,949            0.35%           $12,170          0.00%         $10,465
     12/31/98        $11,978            0.25%           $12,200         -0.06%         $10,459
      1/31/99        $12,115            1.19%           $12,345          0.24%         $10,484
      2/28/99        $12,050           -0.44%           $12,291          0.12%         $10,496

Total Return          20.50%                             22.91%                          4.96%
-----------------------------------------------------------------------------------------------




*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
Your Fund's Goal: Franklin New Jersey Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and New Jersey state personal income taxes through a portfolio consisting primarily of New Jersey municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE(2)

[MAP OF NEW JERSEY]
During the year under review, everything came up roses in the Garden State. The well-diversified economy expanded beyond expectations during 1998, showing gains of 2.3% after a 2% increase in 1997. The state's employment growth was the region's strongest, with virtually every sector except for manufacturing recording job gains. Unemployment continued to decline, falling to 4.8% in 1998. Due to these factors, Moody's, a national credit rating agency, assigned New Jersey an Aa1 rating.

New Jersey enjoyed income per capita of $32,654, second only to Connecticut. The state's central location, modern transportation and state-of-the-art port facilities make it an ideal location for many corporate headquarters and international business offices. Furthermore, due to its proximity to New York City, many professionals working in New York reside in New Jersey. As a result of the state's growing number of citizens with incomes more than $100,000, income tax collections have surged recently, even outpacing the state's overall impressive economic performance.

Somewhat surprisingly, tax-supported debt has ballooned in the past few years, growing faster than increases in population and personal income. At the end of 1998, net tax-supported debt was approximately $12.8 billion, the fourth highest in the nation. However, a significant portion of the increase was due to the state's emphasis on improving its transportation infrastructure and renovating office buildings, which should support economic growth going forward. In addition, New Jersey's debt levels remain affordable, due to its strong, well-diversified economy.



CREDIT QUALITY BREAKDOWN*
Franklin New Jersey Tax-Free
Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]

AAA                        73.0%
AA                          7.0%
A                           5.7%
BBB                        13.1%
Below Investment Grade      1.2%


*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.



(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2) Source: Moody's, January 1999. This does not indicate Moody's rating of the fund.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 116 of this report.

PORTFOLIO BREAKDOWN
Franklin New Jersey
Tax-Free Income Fund
2/28/99

                                   % OF TOTAL
                                   LONG-TERM
SECTOR                            INVESTMENTS
---------------------------------------------
Hospitals                               15.9%
Utilities                               15.8%
Prerefunded                             15.0%
Education                               12.9%
Transportation                          12.8%
Housing                                 10.2%
Other Revenue                            6.8%
General Obligation                       3.5%
Health Care                              3.1%
Certificates of Participation            2.9%
Industrial                               1.1%




New Jersey's large and broad-based economy, high levels of personal income and strong financial operations make the outlook for 1999 quite encouraging.

PORTFOLIO NOTES

More than 50% of the municipal debt brought to market nationally in 1998 was insured, as was the majority of the fund's purchases. Most insured bonds carry an AAA rating, thus the percentage of the fund's AAA-rated securities increased during the period. As of February 28, 1999, AAA-rated bonds comprised 73.0% of the fund's total long-term investments, compared with 67.4% a year earlier.

New Jersey's 1998 issuance was 3.7% less than 1997's, which was a very strong year. There continued to be large demand for the state's bonds, and yields remained significantly higher compared with national yield levels. In spite of the strong appetite for New Jersey's securities, credit spreads, the interest rate difference between higher- and lower-quality issues, did widen toward the close of the calendar year. Prior to the fourth quarter of 1998, speculative bond yields were not high enough to compensate for the greater risk. We did not buy the higher-risk issues, as we did not see the reward for the added risk the projects involved.

Franklin New Jersey Tax-Free Income Fund's Class A share price, as measured by net asset value, increased four cents, from $11.92 on February 28, 1998, to $11.96 on February 28, 1999. The fund was able to purchase some attractively yielding bonds across a variety of industries, thus maintaining the fund's diversification. The fund's composition changed slightly during the period. Hospitals, comprising 15.9% of total long-term investments, was the largest sector holding, followed by utilities, which made up 15.8% of the portfolio. During the period, Franklin New Jersey Tax-Free Income Fund purchased Rutgers State University, New Brunswick Parking Authority Revenue, Moorestown Township School District, New Jersey Health Care Facility Financing Authority Revenue St. Barnabas Health and Hudson County Improvement Authority Solid Waste Systems Revenue - Koppers Site Project.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.

Going forward, we believe New Jersey municipal securities will continue to be attractive investments for individuals seeking tax-free income. However, due to the low interest- rate environment, it may be difficult to generate enough capital losses to offset the gains realized from prerefunded bond sales. Thus, the fund may make a capital gain distribution in June 1999.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin New Jersey Tax-Free Income Fund
3/1/98 - 2/28/99

                                                         DIVIDEND PER SHARE
                                                    ---------------------------
MONTH                                                CLASS A          CLASS C
--------------------------------------------------------------------------------
March                                               5.2 cents        4.62 cents
April                                               5.2 cents        4.64 cents
May                                                 5.2 cents        4.64 cents
June                                                5.2 cents        4.64 cents
July                                                5.2 cents        4.64 cents
August                                              5.2 cents        4.64 cents
September                                           5.1 cents        4.54 cents
October                                             5.1 cents        4.52 cents
November                                            5.1 cents        4.52 cents
December                                            5.1 cents        4.52 cents
January                                             5.1 cents        4.52 cents
February                                            5.1 cents        4.52 cents
--------------------------------------------------------------------------------
TOTAL                                              61.8 CENTS       54.96 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

FRANKLIN NEW JERSEY
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and New Jersey state personal income tax bracket of 43.4%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.



--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE          2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                +$0.04          $11.96    $11.92

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.6180

CLASS C                                        CHANGE          2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                +$0.05          $12.03    $11.98

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.5496




PERFORMANCE

                                                                               INCEPTION
CLASS A                                           1-YEAR   5-YEAR   10-YEAR    (5/12/88)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +5.63%   +33.19%  +107.84%    +126.59%
Average Annual Total Return(2)                    +1.13%    +4.99%    +7.12%      +7.44%

Distribution Rate(3)                      4.80%
Taxable Equivalent Distribution Rate(4)   8.49%
30-Day Standardized Yield(5)              3.83%
Taxable Equivalent Yield(4)               6.77%


                                                                     INCEPTION
CLASS C                                           1-YEAR   3-YEAR     (5/1/95)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +5.09%   +18.50%    +28.00%
Average Annual Total Return(2)                    +3.06%    +5.46%     +6.39%

Distribution Rate(3)                      4.38%
Taxable Equivalent Distribution Rate(4)   7.75%
30-Day Standardized Yield(5)              3.40%
Taxable Equivalent Yield(4)               6.01%





Past performance is not predictive of future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


         CLASS A (3/1/89 - 2/28/99)

The following line graph compares the performance of the Franklin New Jersey Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

------------------------------------------------------------------------------------------
Date                    Franklin New Jersey            Lehman                       CPI
                          Tax-Free Income             Brothers
                            Fund-Class A              Municipal
                                                        Bond
                                                       Index
------------------------------------------------------------------------------------------
       3/1/89            $9,572                        $10,000                    $10,000
      3/31/89            $9,568        -0.24%           $9,976         0.58%      $10,058
      4/30/89            $9,802         2.37%          $10,212         0.65%      $10,123
      5/31/89           $10,009         2.08%          $10,425         0.57%      $10,181
      6/30/89           $10,135         1.36%          $10,567         0.24%      $10,206
      7/31/89           $10,205         1.36%          $10,710         0.24%      $10,230
      8/31/89           $10,106        -0.98%          $10,605         0.16%      $10,246
      9/30/89           $10,035        -0.30%          $10,574         0.32%      $10,279
     10/31/89           $10,201         1.22%          $10,703         0.48%      $10,329
     11/30/89           $10,350         1.75%          $10,890         0.24%      $10,353
     12/31/89           $10,412         0.82%          $10,979         0.16%      $10,370
      1/31/90           $10,330        -0.47%          $10,928         1.03%      $10,477
      2/28/90           $10,452         0.89%          $11,025         0.47%      $10,526
      3/31/90           $10,437         0.03%          $11,028         0.55%      $10,584
      4/30/90           $10,363        -0.72%          $10,949         0.16%      $10,601
      5/31/90           $10,576         2.18%          $11,187         0.23%      $10,625
      6/30/90           $10,691         0.88%          $11,286         0.54%      $10,682
      7/31/90           $10,887         1.48%          $11,453         0.38%      $10,723
      8/31/90           $10,609        -1.45%          $11,287         0.92%      $10,822
      9/30/90           $10,624         0.06%          $11,294         0.84%      $10,913
     10/31/90           $10,824         1.81%          $11,498         0.60%      $10,978
     11/30/90           $11,073         2.01%          $11,729         0.22%      $11,002
     12/31/90           $11,096         0.44%          $11,781         0.00%      $11,002
      1/31/91           $11,275         1.34%          $11,939         0.60%      $11,068
      2/28/91           $11,403         0.87%          $12,042         0.15%      $11,085
      3/31/91           $11,437         0.04%          $12,047         0.15%      $11,102
      4/30/91           $11,577         1.34%          $12,209         0.15%      $11,118
      5/31/91           $11,675         0.89%          $12,317         0.30%      $11,152
      6/30/91           $11,683        -0.10%          $12,305         0.29%      $11,184
      7/31/91           $11,865         1.22%          $12,455         0.15%      $11,201
      8/31/91           $11,971         1.32%          $12,620         0.29%      $11,233
      9/30/91           $12,132         1.30%          $12,784         0.44%      $11,283
     10/31/91           $12,206         0.90%          $12,899         0.15%      $11,299
     11/30/91           $12,259         0.28%          $12,935         0.29%      $11,332
     12/31/91           $12,478         2.15%          $13,213         0.07%      $11,340
      1/31/92           $12,509         0.23%          $13,243         0.15%      $11,357
      2/29/92           $12,518         0.03%          $13,247         0.36%      $11,398
      3/31/92           $12,538         0.04%          $13,253         0.51%      $11,456
      4/30/92           $12,649         0.89%          $13,370         0.14%      $11,472
      5/31/92           $12,805         1.18%          $13,528         0.14%      $11,488
      6/30/92           $12,985         1.68%          $13,756         0.36%      $11,530
      7/31/92           $13,442         3.00%          $14,168         0.21%      $11,554
      8/31/92           $13,278        -0.98%          $14,029         0.28%      $11,586
      9/30/92           $13,288         0.65%          $14,121         0.28%      $11,619
     10/31/92           $13,134        -0.98%          $13,982         0.35%      $11,659
     11/30/92           $13,436         1.79%          $14,232         0.14%      $11,676
     12/31/92           $13,604         1.02%          $14,378        -0.07%      $11,667
      1/31/93           $13,732         1.16%          $14,544         0.49%      $11,725
      2/28/93           $14,134         3.62%          $15,071         0.35%      $11,766
      3/31/93           $14,047        -1.06%          $14,911         0.35%      $11,807
      4/30/93           $14,141         1.01%          $15,062         0.28%      $11,840
      5/31/93           $14,211         0.56%          $15,146         0.14%      $11,856
      6/30/93           $14,450         1.67%          $15,399         0.14%      $11,873
      7/31/93           $14,470         0.13%          $15,419         0.00%      $11,873
      8/31/93           $14,734         2.08%          $15,740         0.28%      $11,906
      9/30/93           $14,876         1.14%          $15,919         0.21%      $11,931
     10/31/93           $14,920         0.19%          $15,949         0.41%      $11,980
     11/30/93           $14,854        -0.88%          $15,809         0.07%      $11,989
     12/31/93           $15,098         2.11%          $16,143         0.00%      $11,989
      1/31/94           $15,231         1.14%          $16,327         0.27%      $12,021
      2/28/94           $14,924        -2.59%          $15,904         0.34%      $12,062
      3/31/94           $14,374        -4.07%          $15,257         0.34%      $12,103
      4/30/94           $14,419         0.85%          $15,386         0.14%      $12,120
      5/31/94           $14,527         0.87%          $15,520         0.07%      $12,128
      6/30/94           $14,430        -0.61%          $15,425         0.34%      $12,170
      7/31/94           $14,669         1.83%          $15,708         0.27%      $12,202
      8/31/94           $14,727         0.35%          $15,763         0.40%      $12,251
      9/30/94           $14,536        -1.47%          $15,531         0.27%      $12,284
     10/31/94           $14,278        -1.78%          $15,255         0.07%      $12,293
     11/30/94           $13,981        -1.81%          $14,978         0.13%      $12,309
     12/31/94           $14,315         2.20%          $15,308         0.00%      $12,309
      1/31/95           $14,730         2.86%          $15,746         0.40%      $12,358
      2/28/95           $15,094         2.91%          $16,204         0.40%      $12,408
      3/31/95           $15,232         1.15%          $16,390         0.33%      $12,448
      4/30/95           $15,262         0.12%          $16,410         0.33%      $12,490
      5/31/95           $15,659         3.19%          $16,933         0.20%      $12,515
      6/30/95           $15,567        -0.87%          $16,786         0.20%      $12,540
      7/31/95           $15,653         0.95%          $16,946         0.00%      $12,540
      8/31/95           $15,822         1.27%          $17,161         0.26%      $12,572
      9/30/95           $15,923         0.63%          $17,269         0.20%      $12,597
     10/31/95           $16,148         1.45%          $17,519         0.33%      $12,639
     11/30/95           $16,389         1.66%          $17,810        -0.07%      $12,630
     12/31/95           $16,547         0.96%          $17,981        -0.07%      $12,621
      1/31/96           $16,622         0.76%          $18,118         0.59%      $12,696
      2/29/96           $16,513        -0.68%          $17,995         0.32%      $12,736
      3/31/96           $16,333        -1.28%          $17,764         0.52%      $12,803
      4/30/96           $16,309        -0.28%          $17,714         0.39%      $12,852
      5/31/96           $16,314        -0.04%          $17,707         0.19%      $12,877
      6/30/96           $16,493         1.09%          $17,900         0.06%      $12,885
      7/31/96           $16,628         0.91%          $18,063         0.19%      $12,909
      8/31/96           $16,604        -0.02%          $18,060         0.19%      $12,934
      9/30/96           $16,843         1.40%          $18,313         0.32%      $12,975
     10/31/96           $16,995         1.13%          $18,519         0.32%      $13,017
     11/30/96           $17,266         1.83%          $18,858         0.19%      $13,041
     12/31/96           $17,213        -0.42%          $18,779         0.00%      $13,041
      1/31/97           $17,219         0.19%          $18,815         0.32%      $13,083
      2/28/97           $17,358         0.92%          $18,988         0.31%      $13,124
      3/31/97           $17,199        -1.33%          $18,735         0.25%      $13,156
      4/30/97           $17,341         0.84%          $18,893         0.12%      $13,172
      5/31/97           $17,528         1.51%          $19,178        -0.06%      $13,164
      6/30/97           $17,686         1.07%          $19,383         0.12%      $13,180
      7/31/97           $18,118         2.77%          $19,920         0.12%      $13,196
      8/31/97           $17,971        -0.94%          $19,733         0.19%      $13,221
      9/30/97           $18,174         1.19%          $19,968         0.25%      $13,254
     10/31/97           $18,286         0.64%          $20,096         0.25%      $13,287
     11/30/97           $18,413         0.59%          $20,214        -0.06%      $13,279
     12/31/97           $18,650         1.46%          $20,509        -0.12%      $13,263
      1/31/98           $18,810         1.03%          $20,720         0.19%      $13,288
      2/28/98           $18,813         0.03%          $20,727         0.19%      $13,314
      3/31/98           $18,847         0.09%          $20,745         0.19%      $13,339
      4/30/98           $18,803        -0.45%          $20,652         0.18%      $13,363
      5/31/98           $19,061         1.58%          $20,978         0.18%      $13,387
      6/30/98           $19,160         0.39%          $21,060         0.12%      $13,403
      7/31/98           $19,195         0.25%          $21,113         0.12%      $13,419
      8/31/98           $19,441         1.55%          $21,440         0.12%      $13,435
      9/30/98           $19,637         1.25%          $21,708         0.12%      $13,451
     10/31/98           $19,687         0.00%          $21,708         0.24%      $13,484
     11/30/98           $19,722         0.35%          $21,784         0.00%      $13,484
     12/31/98           $19,789         0.25%          $21,838        -0.06%      $13,476
      1/31/99           $19,955         1.19%          $22,098         0.24%      $13,508
      2/28/99           $19,896        -0.44%          $22,001         0.12%      $13,524

Total Return             98.96%                        120.01%                     35.24%
------------------------------------------------------------------------------------------



         CLASS C (5/1/95 - 2/28/99)

The following line graph compares the performance of the Franklin New Jersey Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

-----------------------------------------------------------------------------------------------------
Date                        Franklin New Jersey            Lehman Brothers        CPI
                              Tax-Free Income              Municipal Bond
                                Fund-Class C                    Index
-----------------------------------------------------------------------------------------------------
      5/1/95               $9,904                              $10,000                     $10,000
     5/31/95              $10,162          3.19%               $10,319         0.20%       $10,020
     6/30/95              $10,098         -0.87%               $10,229         0.20%       $10,040
     7/31/95              $10,157          0.95%               $10,326         0.00%       $10,040
     8/31/95              $10,261          1.27%               $10,458         0.26%       $10,066
     9/29/95              $10,330          0.63%               $10,523         0.20%       $10,086
    10/31/95              $10,470          1.45%               $10,676         0.33%       $10,120
    11/30/95              $10,620          1.66%               $10,853        -0.07%       $10,112
    12/29/95              $10,717          0.96%               $10,957        -0.07%       $10,105
     1/31/96              $10,769          0.76%               $11,041         0.59%       $10,165
     2/29/96              $10,684         -0.68%               $10,966         0.32%       $10,198
     3/29/96              $10,565         -1.28%               $10,825         0.52%       $10,251
     4/30/96              $10,544         -0.28%               $10,795         0.39%       $10,291
     5/31/96              $10,551         -0.04%               $10,791         0.19%       $10,310
     6/28/96              $10,661          1.09%               $10,908         0.06%       $10,316
     7/31/96              $10,744          0.91%               $11,008         0.19%       $10,336
     8/30/96              $10,715         -0.02%               $11,005         0.19%       $10,356
     9/30/96              $10,864          1.40%               $11,159         0.32%       $10,389
    10/31/96              $10,955          1.13%               $11,286         0.32%       $10,422
    11/29/96              $11,122          1.83%               $11,492         0.19%       $10,442
    12/31/96              $11,080         -0.42%               $11,444         0.00%       $10,442
     1/31/97              $11,079          0.19%               $11,466         0.32%       $10,475
     2/28/97              $11,172          0.92%               $11,571         0.31%       $10,508
     3/31/97              $11,066         -1.33%               $11,417         0.25%       $10,534
     4/30/97              $11,151          0.84%               $11,513         0.12%       $10,547
     5/31/97              $11,266          1.51%               $11,687        -0.06%       $10,540
     6/30/97              $11,361          1.07%               $11,812         0.12%       $10,553
     7/31/97              $11,634          2.77%               $12,139         0.12%       $10,565
     8/31/97              $11,545         -0.94%               $12,025         0.19%       $10,586
     9/30/97              $11,660          1.19%               $12,168         0.25%       $10,612
    10/31/97              $11,726          0.64%               $12,246         0.25%       $10,639
    11/30/97              $11,802          0.59%               $12,318        -0.06%       $10,632
    12/31/97              $11,958          1.46%               $12,498        -0.12%       $10,619
     1/31/98              $12,044          1.03%               $12,627         0.19%       $10,640
     2/28/98              $12,050          0.03%               $12,631         0.19%       $10,660
     3/31/98              $12,066          0.09%               $12,642         0.19%       $10,680
     4/30/98              $12,022         -0.45%               $12,585         0.18%       $10,699
     5/31/98              $12,191          1.58%               $12,784         0.18%       $10,719
     6/30/98              $12,238          0.39%               $12,834         0.12%       $10,731
     7/31/98              $12,255          0.25%               $12,866         0.12%       $10,744
     8/31/98              $12,415          1.55%               $13,065         0.12%       $10,757
     9/30/98              $12,534          1.25%               $13,229         0.12%       $10,770
    10/31/98              $12,560          0.00%               $13,229         0.24%       $10,796
    11/30/98              $12,576          0.35%               $13,275         0.00%       $10,796
    12/31/98              $12,613          0.25%               $13,308        -0.06%       $10,789
     1/31/99              $12,713          1.19%               $13,466         0.24%       $10,815
     2/28/99              $12,677         -0.44%               $13,407         0.12%       $10,828

Total Return               26.77%                               34.07%                       8.28%
-----------------------------------------------------------------------------------------------------




*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.

FRANKLIN OREGON TAX-FREE INCOME FUND



CREDIT QUALITY BREAKDOWN*
Franklin Oregon Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]

AAA                        48.3%
AA                         20.7%
A                          18.0%
BBB                        13.0%


*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.




--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Oregon Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Oregon state personal income taxes through a portfolio consisting primarily of Oregon municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE

[MAP OF OREGON]
Oregon's economic expansion continued throughout the year under review, although at a reduced pace, despite shocks from the Asian crisis on the state's agriculture and timber sectors. More than half of merchandise exports were destined for Asia, and new industries, particularly high-technology semiconductor manufacturers, experienced setbacks. As a result, projections for Oregon and other Pacific states allow for future growth, but at a tempered gait below that of the nation.

Measure 5 created obstacles for the taxing arm of state and local governments. The measure, a property tax limitation plan, required the state to indemnify school districts for budgetary shortfalls. As a result, Oregon now finances some 40% of K-12 education, up from approximately 33% prior to Measure 5 taking effect.(2) The state funded the increase by cutting other programs and continued reliance on lottery revenues.

Oregon achieved solid credit ratings mainly due to sound spending practices, low overall debt levels and general revenues that exceeded expectations. Underscoring the state's fiscal conservatism is the so-called "2% kicker," a direct tax-rebate initiative that takes effect when revenue growth exceeds budget levels by more than 2%. While financially beneficial to individuals and corporations, the "kicker" places a strain on the state's ability to add substantially to its reserves. Balanced against this, the state






(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2) Moody's Investor's Service, Municipal Credit Research, February 22, 1999.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 121 of this report.

often issues general obligation (GO) debt for self-supporting projects, in themselves a significant proportion of total state debt. So, while these types of GO issues carry Oregon's full faith and credit, the state is somewhat insulated because many of the projects are able to pay the debt costs without outside assistance.

Oregon's economy continues to diversify, particularly in high technology and international trade. Manageable debt levels, conservative finances and a growing population base afford the state a relatively high Aa2 rating from Moody's, a national credit rating agency.(3)


PORTFOLIO NOTES

The improving national and state environments favorably affected Franklin Oregon Tax-Free Income Fund's performance over the reporting period. The value of many of the portfolio's bonds increased, as interest rates generally declined. However, the fund's Class A share price, as measured by net asset value, decreased three cents, from $11.86 on February 28, 1998, to $11.83 on February 28, 1999, as a result of the volatility during the 12 months under review. Lower interest rates led to higher municipal supply as issuers took advantage of the rate environment to issue new or refunded debt. Nationally, issuance in 1998 topped $284 billion, far outpacing the $220 billion issued in 1997.

The fund's total net assets increased 17%, from $443.0 million on February 28, 1998, to approximately $516.6 million at the end of the reporting period, giving the fund an increasingly stable and diversified asset base. Such diversification helped reduce the fund's exposure to risk and volatility that may affect any one sector. In addition, the fund's superior credit quality, with 69% of the fund's securities rated AA or higher, further increased the fund's stability. The fund's asset allocation did not change significantly in the year under review. The hospital sector remained the fund's largest weighting, at 17.5% of total long-term investments, followed by prerefunded securities, at 16.6%. Recent fund purchases included Marion County Certificate of Participation -- Courthouse Square Project and Portland International Airport Revenue.



PORTFOLIO BREAKDOWN
Franklin Oregon
Tax-Free Income Fund
2/28/99

                                   % OF TOTAL
                                   LONG-TERM
SECTOR                            INVESTMENTS
---------------------------------------------
Hospitals                               17.5%
Prerefunded                             16.6%
Housing                                 15.2%
Certificates of Participation           10.5%
Utilities                                9.1%
Industrial                               8.9%
General Obligation                       8.0%
Transportation                           7.8%
Education                                3.0%
Tax Allocation                           1.1%
Health Care                              1.0%
Other Revenue                            1.0%
Special Assessment                       0.2%
Sales Tax Revenue                        0.1%




(3) This does not indicate Moody's rating of the fund.

The fund should perform well into the next reporting period, aided by stable interest rates and ample supply of new bonds. We will continue to follow our fiscally responsible strategy of investing for income, price stability and tax efficiency. However, the fund's substantial new investments in the current, historically low interest-rate environment increased pressure on the dividend payment. If interest rates stay in the same range, it is likely that there will be further pressure on the dividend payment in the next reporting period.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Oregon Tax-Free Income Fund
3/1/98 - 2/28/99

                                                         DIVIDEND PER SHARE
                                                     --------------------------
MONTH                                                 CLASS A         CLASS C
--------------------------------------------------------------------------------
March                                                5.2 cents       4.64 cents
April                                                5.2 cents       4.65 cents
May                                                  5.2 cents       4.65 cents
June                                                 5.2 cents       4.65 cents
July                                                 5.2 cents       4.63 cents
August                                               5.2 cents       4.63 cents
September                                            5.1 cents       4.53 cents
October                                              5.1 cents       4.54 cents
November                                             5.1 cents       4.54 cents
December                                             5.0 cents       4.44 cents
January                                              5.0 cents       4.44 cents
February                                             5.0 cents       4.44 cents
--------------------------------------------------------------------------------
TOTAL                                               61.5 CENTS      54.78 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98 - 2/28/99)

CLASS A                                        CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.03           $11.83    $11.86

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.615

CLASS C                                        CHANGE           2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.01           $11.91    $11.92

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.5478



PERFORMANCE

                                                                             INCEPTION
CLASS A                                          1-YEAR    5-YEAR   10-YEAR   (9/1/87)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +5.12%   +32.39%   +102.72%  +125.66%
Average Annual Total Return(2)                   +0.62%    +4.86%     +6.86%    +6.93%

Distribution Rate(3)                      4.71%
Taxable Equivalent Distribution Rate(4)   8.57%
30-Day Standardized Yield(5)              3.86%
Taxable Equivalent Yield(4)               7.02%

                                                                    INCEPTION
CLASS C                                           1-YEAR   3-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +4.59%   +17.77%   +27.07%
Average Annual Total Return(2)                    +2.55%    +5.24%    +6.18%

Distribution Rate(3)                      4.27%
Taxable Equivalent Distribution Rate(4)   7.77%
30-Day Standardized Yield(5)              3.44%
Taxable Equivalent Yield(4)               6.26%


FRANKLIN OREGON
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.


CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Oregon state personal income tax bracket of 45.0%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.






--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



Past performance is not predictive of future results.
                                                                              49

FRANKLIN OREGON
TAX-FREE INCOME FUND





AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
---------------------------------
1-Year                     +0.62%
5-Year                     +4.86%
10-Year                    +6.86%
Since Inception (9/1/87)   +6.93%





AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
---------------------------------
1-Year                     +2.55%
3-Year                     +5.24%
Since Inception (5/1/95)   +6.18%






TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).






         CLASS A (3/1/89 - 2/28/99)

The following line graph compares the performance of the Franklin Oregon Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

---------------------------------------------------------------------------
Date               Franklin Oregon          Lehman             CPI
                   Tax-Free Income         Brothers
                     Fund-Class A         Municipal
                                             Bond
                                            Index
---------------------------------------------------------------------------
        3/1/89    $9,578                  $10,000                   $10,000
       3/31/89    $9,549         -0.24%   $9,976        0.58%       $10,058
       4/30/89    $9,750          2.37%   $10,212       0.65%       $10,123
       5/31/89    $9,980          2.08%   $10,425       0.57%       $10,181
       6/30/89   $10,110          1.36%   $10,567       0.24%       $10,206
       7/31/89   $10,175          1.36%   $10,710       0.24%       $10,230
       8/31/89   $10,108         -0.98%   $10,605       0.16%       $10,246
       9/30/89   $10,041         -0.30%   $10,574       0.32%       $10,279
      10/31/89   $10,126          1.22%   $10,703       0.48%       $10,329
      11/30/89   $10,259          1.75%   $10,890       0.24%       $10,353
      12/31/89   $10,345          0.82%   $10,979       0.16%       $10,370
       1/31/90   $10,276         -0.47%   $10,928       1.03%       $10,477
       2/28/90   $10,382          0.89%   $11,025       0.47%       $10,526
       3/31/90   $10,381          0.03%   $11,028       0.55%       $10,584
       4/30/90   $10,282         -0.72%   $10,949       0.16%       $10,601
       5/31/90   $10,509          2.18%   $11,187       0.23%       $10,625
       6/30/90   $10,628          0.88%   $11,286       0.54%       $10,682
       7/31/90   $10,798          1.48%   $11,453       0.38%       $10,723
       8/31/90   $10,554         -1.45%   $11,287       0.92%       $10,822
       9/30/90   $10,533          0.06%   $11,294       0.84%       $10,913
      10/31/90   $10,695          1.81%   $11,498       0.60%       $10,978
      11/30/90   $10,930          2.01%   $11,729       0.22%       $11,002
      12/31/90   $10,919          0.44%   $11,781       0.00%       $11,002
       1/31/91   $11,095          1.34%   $11,939       0.60%       $11,068
       2/28/91   $11,229          0.87%   $12,042       0.15%       $11,085
       3/31/91   $11,281          0.04%   $12,047       0.15%       $11,102
       4/30/91   $11,427          1.34%   $12,209       0.15%       $11,118
       5/31/91   $11,522          0.89%   $12,317       0.30%       $11,152
       6/30/91   $11,521         -0.10%   $12,305       0.29%       $11,184
       7/31/91   $11,660          1.22%   $12,455       0.15%       $11,201
       8/31/91   $11,788          1.32%   $12,620       0.29%       $11,233
       9/30/91   $11,950          1.30%   $12,784       0.44%       $11,283
      10/31/91   $12,025          0.90%   $12,899       0.15%       $11,299
      11/30/91   $12,068          0.28%   $12,935       0.29%       $11,332
      12/31/91   $12,298          2.15%   $13,213       0.07%       $11,340
       1/31/92   $12,330          0.23%   $13,243       0.15%       $11,357
       2/29/92   $12,325          0.03%   $13,247       0.36%       $11,398
       3/31/92   $12,364          0.04%   $13,253       0.51%       $11,456
       4/30/92   $12,448          0.89%   $13,370       0.14%       $11,472
       5/31/92   $12,578          1.18%   $13,528       0.14%       $11,488
       6/30/92   $12,754          1.68%   $13,756       0.36%       $11,530
       7/31/92   $13,171          3.00%   $14,168       0.21%       $11,554
       8/31/92   $12,994         -0.98%   $14,029       0.28%       $11,586
       9/30/92   $13,023          0.65%   $14,121       0.28%       $11,619
      10/31/92   $12,854         -0.98%   $13,982       0.35%       $11,659
      11/30/92   $13,139          1.79%   $14,232       0.14%       $11,676
      12/31/92   $13,344          1.02%   $14,378      -0.07%       $11,667
       1/31/93   $13,503          1.16%   $14,544       0.49%       $11,725
       2/28/93   $13,910          3.62%   $15,071       0.35%       $11,766
       3/31/93   $13,833         -1.06%   $14,911       0.35%       $11,807
       4/30/93   $13,934          1.01%   $15,062       0.28%       $11,840
       5/31/93   $14,000          0.56%   $15,146       0.14%       $11,856
       6/30/93   $14,174          1.67%   $15,399       0.14%       $11,873
       7/31/93   $14,204          0.13%   $15,419       0.00%       $11,873
       8/31/93   $14,417          2.08%   $15,740       0.28%       $11,906
       9/30/93   $14,605          1.14%   $15,919       0.21%       $11,931
      10/31/93   $14,658          0.19%   $15,949       0.41%       $11,980
      11/30/93   $14,565         -0.88%   $15,809       0.07%       $11,989
      12/31/93   $14,801          2.11%   $16,143       0.00%       $11,989
       1/31/94   $14,940          1.14%   $16,327       0.27%       $12,021
       2/28/94   $14,654         -2.59%   $15,904       0.34%       $12,062
       3/31/94   $14,128         -4.07%   $15,257       0.34%       $12,103
       4/30/94   $14,166          0.85%   $15,386       0.14%       $12,120
       5/31/94   $14,256          0.87%   $15,520       0.07%       $12,128
       6/30/94   $14,181         -0.61%   $15,425       0.34%       $12,170
       7/31/94   $14,412          1.83%   $15,708       0.27%       $12,202
       8/31/94   $14,465          0.35%   $15,763       0.40%       $12,251
       9/30/94   $14,273         -1.47%   $15,531       0.27%       $12,284
      10/31/94   $14,002         -1.78%   $15,255       0.07%       $12,293
      11/30/94   $13,718         -1.81%   $14,978       0.13%       $12,309
      12/31/94   $14,074          2.20%   $15,308       0.00%       $12,309
       1/31/95   $14,470          2.86%   $15,746       0.40%       $12,358
       2/28/95   $14,856          2.91%   $16,204       0.40%       $12,408
       3/31/95   $14,991          1.15%   $16,390       0.33%       $12,448
       4/30/95   $15,019          0.12%   $16,410       0.33%       $12,490
       5/31/95   $15,397          3.19%   $16,933       0.20%       $12,515
       6/30/95   $15,278         -0.87%   $16,786       0.20%       $12,540
       7/31/95   $15,375          0.95%   $16,946       0.00%       $12,540
       8/31/95   $15,568          1.27%   $17,161       0.26%       $12,572
       9/30/95   $15,653          0.63%   $17,269       0.20%       $12,597
      10/31/95   $15,861          1.45%   $17,519       0.33%       $12,639
      11/30/95   $16,084          1.66%   $17,810      -0.07%       $12,630
      12/31/95   $16,197          0.96%   $17,981      -0.07%       $12,621
       1/31/96   $16,297          0.76%   $18,118       0.59%       $12,696
       2/29/96   $16,216         -0.68%   $17,995       0.32%       $12,736
       3/31/96   $16,051         -1.28%   $17,764       0.52%       $12,803
       4/30/96   $16,054         -0.28%   $17,714       0.39%       $12,852
       5/31/96   $16,070         -0.04%   $17,707       0.19%       $12,877
       6/30/96   $16,244          1.09%   $17,900       0.06%       $12,885
       7/31/96   $16,346          0.91%   $18,063       0.19%       $12,909
       8/31/96   $16,363         -0.02%   $18,060       0.19%       $12,934
       9/30/96   $16,553          1.40%   $18,313       0.32%       $12,975
      10/31/96   $16,686          1.13%   $18,519       0.32%       $13,017
      11/30/96   $16,906          1.83%   $18,858       0.19%       $13,041
      12/31/96   $16,895         -0.42%   $18,779       0.00%       $13,041
       1/31/97   $16,912          0.19%   $18,815       0.32%       $13,083
       2/28/97   $17,047          0.92%   $18,988       0.31%       $13,124
       3/31/97   $16,917         -1.33%   $18,735       0.25%       $13,156
       4/30/97   $17,039          0.84%   $18,893       0.12%       $13,172
       5/31/97   $17,221          1.51%   $19,178      -0.06%       $13,164
       6/30/97   $17,358          1.07%   $19,383       0.12%       $13,180
       7/31/97   $17,737          2.77%   $19,920       0.12%       $13,196
       8/31/97   $17,680         -0.94%   $19,733       0.19%       $13,221
       9/30/97   $17,849          1.19%   $19,968       0.25%       $13,254
      10/31/97   $17,944          0.64%   $20,096       0.25%       $13,287
      11/30/97   $18,070          0.59%   $20,214      -0.06%       $13,279
      12/31/97   $18,288          1.46%   $20,509      -0.12%       $13,263
       1/31/98   $18,430          1.03%   $20,720       0.19%       $13,288
       2/28/98   $18,448          0.03%   $20,727       0.19%       $13,314
       3/31/98   $18,451          0.09%   $20,745       0.19%       $13,339
       4/30/98   $18,439         -0.45%   $20,652       0.18%       $13,363
       5/31/98   $18,662          1.58%   $20,978       0.18%       $13,387
       6/30/98   $18,728          0.39%   $21,060       0.12%       $13,403
       7/31/98   $18,763          0.25%   $21,113       0.12%       $13,419
       8/31/98   $19,005          1.55%   $21,440       0.12%       $13,435
       9/30/98   $19,199          1.25%   $21,708       0.12%       $13,451
      10/31/98   $19,152          0.00%   $21,708       0.24%       $13,484
      11/30/98   $19,234          0.35%   $21,784       0.00%       $13,484
      12/31/98   $19,283          0.25%   $21,838      -0.06%       $13,476
       1/31/99   $19,462          1.19%   $22,098       0.24%       $13,508
       2/28/99   $19,417         -0.44%   $22,001       0.12%       $13,524

Total Return      94.17%                  120.01%                    35.24%
---------------------------------------------------------------------------



         CLASS C (5/1/95 - 2/28/99)

The following line graph compares the performance of the Franklin Oregon Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

----------------------------------------------------------------------
Date              Franklin Oregon        Lehman Brothers         CPI
                  Tax-Free Income         Municipal Bond
                    Fund-Class C              Index
----------------------------------------------------------------------
        5/1/95   $9,903                $10,000                 $10,000
       5/31/95   $10,162        3.19%  $10,319         0.20%   $10,020
       6/30/95   $10,079       -0.87%  $10,229         0.20%   $10,040
       7/31/95   $10,138        0.95%  $10,326         0.00%   $10,040
       8/31/95   $10,268        1.27%  $10,458         0.26%   $10,066
       9/29/95   $10,318        0.63%  $10,523         0.20%   $10,086
      10/31/95   $10,450        1.45%  $10,676         0.33%   $10,120
      11/30/95   $10,590        1.66%  $10,853        -0.07%   $10,112
      12/29/95   $10,668        0.96%  $10,957        -0.07%   $10,105
       1/31/96   $10,729        0.76%  $11,041         0.59%   $10,165
       2/29/96   $10,670       -0.68%  $10,966         0.32%   $10,198
       3/29/96   $10,560       -1.28%  $10,825         0.52%   $10,251
       4/30/96   $10,547       -0.28%  $10,795         0.39%   $10,291
       5/31/96   $10,562       -0.04%  $10,791         0.19%   $10,310
       6/28/96   $10,671        1.09%  $10,908         0.06%   $10,316
       7/31/96   $10,733        0.91%  $11,008         0.19%   $10,336
       8/30/96   $10,739       -0.02%  $11,005         0.19%   $10,356
       9/30/96   $10,858        1.40%  $11,159         0.32%   $10,389
      10/31/96   $10,940        1.13%  $11,286         0.32%   $10,422
      11/29/96   $11,089        1.83%  $11,492         0.19%   $10,442
      12/31/96   $11,067       -0.42%  $11,444         0.00%   $10,442
       1/31/97   $11,082        0.19%  $11,466         0.32%   $10,475
       2/28/97   $11,165        0.92%  $11,571         0.31%   $10,508
       3/31/97   $11,073       -1.33%  $11,417         0.25%   $10,534
       4/30/97   $11,147        0.84%  $11,513         0.12%   $10,547
       5/31/97   $11,261        1.51%  $11,687        -0.06%   $10,540
       6/30/97   $11,345        1.07%  $11,812         0.12%   $10,553
       7/31/97   $11,586        2.77%  $12,139         0.12%   $10,565
       8/31/97   $11,553       -0.94%  $12,025         0.19%   $10,586
       9/30/97   $11,658        1.19%  $12,168         0.25%   $10,612
      10/31/97   $11,714        0.64%  $12,246         0.25%   $10,639
      11/30/97   $11,780        0.59%  $12,318        -0.06%   $10,632
      12/31/97   $11,926        1.46%  $12,498        -0.12%   $10,619
       1/31/98   $12,013        1.03%  $12,627         0.19%   $10,640
       2/28/98   $12,019        0.03%  $12,631         0.19%   $10,660
       3/31/98   $12,015        0.09%  $12,642         0.19%   $10,680
       4/30/98   $11,991       -0.45%  $12,585         0.18%   $10,699
       5/31/98   $12,140        1.58%  $12,784         0.18%   $10,719
       6/30/98   $12,177        0.39%  $12,834         0.12%   $10,731
       7/31/98   $12,194        0.25%  $12,866         0.12%   $10,744
       8/31/98   $12,345        1.55%  $13,065         0.12%   $10,757
       9/30/98   $12,464        1.25%  $13,229         0.12%   $10,770
      10/31/98   $12,428        0.00%  $13,229         0.24%   $10,796
      11/30/98   $12,475        0.35%  $13,275         0.00%   $10,796
      12/31/98   $12,501        0.25%  $13,308        -0.06%   $10,789
       1/31/99   $12,611        1.19%  $13,466         0.24%   $10,815
       2/28/99   $12,584       -0.44%  $13,407         0.12%   $10,828

Total Return      25.84%                34.07%                   8.28%
----------------------------------------------------------------------




*Source: Standard and Poor's Micropal.




Past performance is not predictive of future results.

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Pennsylvania Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Pennsylvania state personal income taxes through a portfolio consisting primarily of Pennsylvania municipal bonds.(1)
--------------------------------------------------------------------------------


COMMONWEALTH UPDATE

[MAP OF PENNSYLVANIA]

Pennsylvania's economy rode the wave of the U.S. economic expansion to new heights during the year under review. A perennial laggard to the nation, the commonwealth's economy showed steady if not eye-popping growth, as it diversified its economic base. Services accounted for approximately 14.5% of employment, while the once all-important manufacturing sector accounted for 17% of employment as of August 1998.(2) The mix of service and manufacturing jobs more closely resembled that of the U.S., which should reduce Pennsylvania's vulnerability to a cyclical recession. However, the shift to service jobs, which tend to pay less than manufacturing jobs, caused personal income to grow more slowly than the nation's.

Employment growth also trailed the national average. In 1997, total employment increased 1.7%, compared with the national average of 2.5%, but was a good deal stronger than the 0.9% annual growth the commonwealth experienced from 1990 to 1996. In 1998, job growth slowed to gains of slightly more than 1%, compared with the U.S. average of 2.5%.(2)








CREDIT QUALITY BREAKDOWN*
Franklin Pennsylvania Tax-Free
Income Fund
Based on Total Long-Term Investments
2/28/99

           [PIE CHART]

AAA                        60.3%
AA                         10.1%
A                           8.8%
BBB                        20.8%


*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.






(1) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The fund's shares are free from Pennsylvania personal property tax and income is free from Philadelphia School Investment Net Income Tax.

(2) Source: Fitch IBCA, August 1998.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 126 of this report.

PORTFOLIO BREAKDOWN
Franklin Pennsylvania
Tax-Free Income Fund
2/28/99

                       % OF TOTAL
                        LONG-TERM
SECTOR                 INVESTMENTS
----------------------------------
Prerefunded                  19.6%
Utilities                    17.0%
Hospitals                    15.8%
Education                    14.7%
Housing                       8.9%
General Obligation            5.9%
Health Care                   5.9%
Industrial                    4.5%
Other Revenue                 4.4%
Transportation                2.4%
Miscellaneous                 0.9%






Nevertheless, Pennsylvania boasted a strong financial condition as a result of its sound fiscal management and greater-than-expected revenues. 1997 marked the seventh consecutive year the commonwealth recorded a budget surplus. Earlier in the decade, Pennsylvania eliminated its $1 billion accumulated deficit, and debt levels, only slightly higher than the national average, continue to decline.(3) Partially as a result of these factors, Moody's, a national credit rating agency, assigned an Aa3 rating.(4)


PORTFOLIO NOTES

More than 50% of the municipal debt brought to market nationally in 1998 was insured, as was the majority of the fund's purchases. Most insured bonds carry an AAA rating, thus the percentage of AAA-rated securities in the fund increased during the period. As of February 28, 1999, AAA-rated bonds comprised 60.3% of the fund's total long-term investments, compared with 57.2% a year earlier.

We maintained our strategy of lowering risk by diversifying across a number of sectors. The fund's asset allocation changed slightly over the reporting period. On February 28, 1999, prerefunded securities comprised the largest portion of the fund's total long-term investments, at 19.6%, followed by utilities, which made up 17.0%. Recent purchases included Philadelphia General Obligation, Butler Area School District, Philadelphia Parking Authority Airport Revenue, Allegheny County IDLER Environmental Improvement - USX Corp and Montgomery County IDA Retirement Community - ACT Retirement-Life Communities.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline







(3) Source: Moody's, December 1998.
(4) This does not indicate Moody's rating of the fund.

rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.

Going forward, we believe Pennsylvania municipal securities will continue to be attractive investments for individuals seeking tax-free income. However, due to the low interest-rate environment, it may be difficult for the fund to generate enough capital losses to offset the gains realized from prerefunded bond sales. Thus, the fund may make a capital gain distribution in June 1999.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Pennsylvania Tax-Free Income Fund
3/1/98 - 2/28/99

                                                          DIVIDEND PER SHARE
                                                      --------------------------
MONTH                                                  CLASS A          CLASS C
--------------------------------------------------------------------------------
March                                                 4.7 cents       4.18 cents
April                                                 4.7 cents       4.21 cents
May                                                   4.7 cents       4.21 cents
June                                                  4.7 cents       4.21 cents
July                                                  4.7 cents       4.20 cents
August                                                4.7 cents       4.20 cents
September                                             4.6 cents       4.10 cents
October                                               4.6 cents       4.11 cents
November                                              4.6 cents       4.11 cents
December                                              4.5 cents       4.01 cents
January                                               4.5 cents       4.01 cents
February                                              4.5 cents       4.01 cents
TOTAL                                                55.5 CENTS      49.56 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

FRANKLIN PENNSYLVANIA
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.


CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Pennsylvania state personal income tax bracket of 41.3%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999.



--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------




PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                        CHANGE          2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.04           $10.52    $10.56

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.5550
Long-Term Capital Gain                         $0.0137
       TOTAL                                   $0.5687

CLASS C                                        CHANGE          2/28/99   2/28/98
--------------------------------------------------------------------------------
Net Asset Value                                -$0.04           $10.57   $10.61

                                               DISTRIBUTIONS
                                               ---------------------------------
Dividend Income                                $0.4956
Long-Term Capital Gain                         $0.0137
       TOTAL                                   $0.5093



PERFORMANCE

                                                                               INCEPTION
CLASS A                                           1-YEAR   5-YEAR   10-YEAR    (12/1/86)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +5.11%   +34.83%  +110.70%    +132.85%
Average Annual Total Return(2)                    +0.63%    +5.24%    +7.27%      +6.77%

Distribution Rate(3)                      4.80%
Taxable Equivalent Distribution Rate(4)   8.18%
30-Day Standardized Yield(5)              4.03%
Taxable Equivalent Yield(4)               6.86%

                                                                    INCEPTION
CLASS C                                           1-YEAR   3-YEAR    (5/1/95)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +4.50%   +18.86%    +28.03%
Average Annual Total Return(2)                    +2.44%    +5.56%     +6.39%

Distribution Rate(3)                      4.37%
Taxable Equivalent Distribution Rate(4)   7.44%
30-Day Standardized Yield(5)              3.61%
Taxable Equivalent Yield(4)               6.15%



Franklin Pennsylvania Tax-Free Income Fund paid distributions derived from long-term capital gains of 1.37 cents ($0.0137) per share in December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).



         CLASS A (3/1/89 - 2/28/99)

The following line graph compares the performance of the Franklin Pennsylvania Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.

-----------------------------------------------------------------------
Date          Franklin Pennsylvania     Lehman             CPI
                 Tax-Free Income       Brothers
                  Fund-Class A        Municipal
                                         Bond
                                        Index
-----------------------------------------------------------------------
       3/1/89   $9,577               $10,000                    $10,000
      3/31/89   $9,568       -0.24%   $9,976         0.58%      $10,058
      4/30/89   $9,801        2.37%  $10,212         0.65%      $10,123
      5/31/89  $10,015        2.08%  $10,425         0.57%      $10,181
      6/30/89  $10,138        1.36%  $10,567         0.24%      $10,206
      7/31/89  $10,211        1.36%  $10,710         0.24%      $10,230
      8/31/89  $10,159       -0.98%  $10,605         0.16%      $10,246
      9/30/89  $10,117       -0.30%  $10,574         0.32%      $10,279
     10/31/89  $10,201        1.22%  $10,703         0.48%      $10,329
     11/30/89  $10,339        1.75%  $10,890         0.24%      $10,353
     12/31/89  $10,445        0.82%  $10,979         0.16%      $10,370
      1/31/90  $10,370       -0.47%  $10,928         1.03%      $10,477
      2/28/90  $10,456        0.89%  $11,025         0.47%      $10,526
      3/31/90  $10,456        0.03%  $11,028         0.55%      $10,584
      4/30/90  $10,358       -0.72%  $10,949         0.16%      $10,601
      5/31/90  $10,599        2.18%  $11,187         0.23%      $10,625
      6/30/90  $10,677        0.88%  $11,286         0.54%      $10,682
      7/31/90  $10,844        1.48%  $11,453         0.38%      $10,723
      8/31/90  $10,542       -1.45%  $11,287         0.92%      $10,822
      9/30/90  $10,474        0.06%  $11,294         0.84%      $10,913
     10/31/90  $10,645        1.81%  $11,498         0.60%      $10,978
     11/30/90  $10,873        2.01%  $11,729         0.22%      $11,002
     12/31/90  $10,850        0.44%  $11,781         0.00%      $11,002
      1/31/91  $11,023        1.34%  $11,939         0.60%      $11,068
      2/28/91  $11,093        0.87%  $12,042         0.15%      $11,085
      3/31/91  $11,140        0.04%  $12,047         0.15%      $11,102
      4/30/91  $11,316        1.34%  $12,209         0.15%      $11,118
      5/31/91  $11,405        0.89%  $12,317         0.30%      $11,152
      6/30/91  $11,436       -0.10%  $12,305         0.29%      $11,184
      7/31/91  $11,610        1.22%  $12,455         0.15%      $11,201
      8/31/91  $11,736        1.32%  $12,620         0.29%      $11,233
      9/30/91  $11,912        1.30%  $12,784         0.44%      $11,283
     10/31/91  $11,992        0.90%  $12,899         0.15%      $11,299
     11/30/91  $12,059        0.28%  $12,935         0.29%      $11,332
     12/31/91  $12,312        2.15%  $13,213         0.07%      $11,340
      1/31/92  $12,331        0.23%  $13,243         0.15%      $11,357
      2/29/92  $12,325        0.03%  $13,247         0.36%      $11,398
      3/31/92  $12,356        0.04%  $13,253         0.51%      $11,456
      4/30/92  $12,476        0.89%  $13,370         0.14%      $11,472
      5/31/92  $12,621        1.18%  $13,528         0.14%      $11,488
      6/30/92  $12,829        1.68%  $13,756         0.36%      $11,530
      7/31/92  $13,269        3.00%  $14,168         0.21%      $11,554
      8/31/92  $13,144       -0.98%  $14,029         0.28%      $11,586
      9/30/92  $13,199        0.65%  $14,121         0.28%      $11,619
     10/31/92  $13,060       -0.98%  $13,982         0.35%      $11,659
     11/30/92  $13,338        1.79%  $14,232         0.14%      $11,676
     12/31/92  $13,500        1.02%  $14,378        -0.07%      $11,667
      1/31/93  $13,689        1.16%  $14,544         0.49%      $11,725
      2/28/93  $14,079        3.62%  $15,071         0.35%      $11,766
      3/31/93  $14,029       -1.06%  $14,911         0.35%      $11,807
      4/30/93  $14,113        1.01%  $15,062         0.28%      $11,840
      5/31/93  $14,198        0.56%  $15,146         0.14%      $11,856
      6/30/93  $14,419        1.67%  $15,399         0.14%      $11,873
      7/31/93  $14,410        0.13%  $15,419         0.00%      $11,873
      8/31/93  $14,688        2.08%  $15,740         0.28%      $11,906
      9/30/93  $14,857        1.14%  $15,919         0.21%      $11,931
     10/31/93  $14,902        0.19%  $15,949         0.41%      $11,980
     11/30/93  $14,851       -0.88%  $15,809         0.07%      $11,989
     12/31/93  $15,076        2.11%  $16,143         0.00%      $11,989
      1/31/94  $15,204        1.14%  $16,327         0.27%      $12,021
      2/28/94  $14,951       -2.59%  $15,904         0.34%      $12,062
      3/31/94  $14,526       -4.07%  $15,257         0.34%      $12,103
      4/30/94  $14,542        0.85%  $15,386         0.14%      $12,120
      5/31/94  $14,644        0.87%  $15,520         0.07%      $12,128
      6/30/94  $14,616       -0.61%  $15,425         0.34%      $12,170
      7/31/94  $14,834        1.83%  $15,708         0.27%      $12,202
      8/31/94  $14,879        0.35%  $15,763         0.40%      $12,251
      9/30/94  $14,735       -1.47%  $15,531         0.27%      $12,284
     10/31/94  $14,544       -1.78%  $15,255         0.07%      $12,293
     11/30/94  $14,281       -1.81%  $14,978         0.13%      $12,309
     12/31/94  $14,579        2.20%  $15,308         0.00%      $12,309
      1/31/95  $14,924        2.86%  $15,746         0.40%      $12,358
      2/28/95  $15,285        2.91%  $16,204         0.40%      $12,408
      3/31/95  $15,423        1.15%  $16,390         0.33%      $12,448
      4/30/95  $15,456        0.12%  $16,410         0.33%      $12,490
      5/31/95  $15,824        3.19%  $16,933         0.20%      $12,515
      6/30/95  $15,766       -0.87%  $16,786         0.20%      $12,540
      7/31/95  $15,861        0.95%  $16,946         0.00%      $12,540
      8/31/95  $16,004        1.27%  $17,161         0.26%      $12,572
      9/30/95  $16,100        0.63%  $17,269         0.20%      $12,597
     10/31/95  $16,274        1.45%  $17,519         0.33%      $12,639
     11/30/95  $16,513        1.66%  $17,810        -0.07%      $12,630
     12/31/95  $16,674        0.96%  $17,981        -0.07%      $12,621
      1/31/96  $16,756        0.76%  $18,118         0.59%      $12,696
      2/29/96  $16,680       -0.68%  $17,995         0.32%      $12,736
      3/31/96  $16,539       -1.28%  $17,764         0.52%      $12,803
      4/30/96  $16,526       -0.28%  $17,714         0.39%      $12,852
      5/31/96  $16,561       -0.04%  $17,707         0.19%      $12,877
      6/30/96  $16,724        1.09%  $17,900         0.06%      $12,885
      7/31/96  $16,839        0.91%  $18,063         0.19%      $12,909
      8/31/96  $16,838       -0.02%  $18,060         0.19%      $12,934
      9/30/96  $17,052        1.40%  $18,313         0.32%      $12,975
     10/31/96  $17,201        1.13%  $18,519         0.32%      $13,017
     11/30/96  $17,434        1.83%  $18,858         0.19%      $13,041
     12/31/96  $17,417       -0.42%  $18,779         0.00%      $13,041
      1/31/97  $17,468        0.19%  $18,815         0.32%      $13,083
      2/28/97  $17,602        0.92%  $18,988         0.31%      $13,124
      3/31/97  $17,432       -1.33%  $18,735         0.25%      $13,156
      4/30/97  $17,586        0.84%  $18,893         0.12%      $13,172
      5/31/97  $17,791        1.51%  $19,178        -0.06%      $13,164
      6/30/97  $17,967        1.07%  $19,383         0.12%      $13,180
      7/31/97  $18,383        2.77%  $19,920         0.12%      $13,196
      8/31/97  $18,261       -0.94%  $19,733         0.19%      $13,221
      9/30/97  $18,450        1.19%  $19,968         0.25%      $13,254
     10/31/97  $18,570        0.64%  $20,096         0.25%      $13,287
     11/30/97  $18,708        0.59%  $20,214        -0.06%      $13,279
     12/31/97  $18,982        1.46%  $20,509        -0.12%      $13,263
      1/31/98  $19,176        1.03%  $20,720         0.19%      $13,288
      2/28/98  $19,172        0.03%  $20,727         0.19%      $13,314
      3/31/98  $19,184        0.09%  $20,745         0.19%      $13,339
      4/30/98  $19,160       -0.45%  $20,652         0.18%      $13,363
      5/31/98  $19,375        1.58%  $20,978         0.18%      $13,387
      6/30/98  $19,480        0.39%  $21,060         0.12%      $13,403
      7/31/98  $19,511        0.25%  $21,113         0.12%      $13,419
      8/31/98  $19,729        1.55%  $21,440         0.12%      $13,435
      9/30/98  $19,945        1.25%  $21,708         0.12%      $13,451
     10/31/98  $19,900        0.00%  $21,708         0.24%      $13,484
     11/30/98  $19,987        0.35%  $21,784         0.00%      $13,484
     12/31/98  $20,022        0.25%  $21,838        -0.06%      $13,476
      1/31/99  $20,202        1.19%  $22,098         0.24%      $13,508
      2/28/99  $20,180       -0.44%  $22,001         0.12%      $13,524

Total Return     101.80%               120.01%                   35.24%
------------------------------------------------------------------------



         CLASS C (5/1/95 - 2/28/99)

The following line graph compares the performance of the Franklin Pennsylvania Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 2/28/99.

--------------------------------------------------------------------
Date           Franklin Pennsylvania     Lehman Brothers        CPI
                  Tax-Free Income         Municipal Bond
                   Fund-Class C               Index
--------------------------------------------------------------------
       5/1/95   $ 9,903                $10,000               $10,000
      5/31/95   $10,140         3.19%  $10,319       0.20%   $10,020
      6/30/95   $10,098        -0.87%  $10,229       0.20%   $10,040
      7/31/95   $10,154         0.95%  $10,326       0.00%   $10,040
      8/31/95   $10,241         1.27%  $10,458       0.26%   $10,066
      9/29/95   $10,307         0.63%  $10,523       0.20%   $10,086
     10/31/95   $10,413         1.45%  $10,676       0.33%   $10,120
     11/30/95   $10,550         1.66%  $10,853      -0.07%   $10,112
     12/29/95   $10,658         0.96%  $10,957      -0.07%   $10,105
      1/31/96   $10,705         0.76%  $11,041       0.59%   $10,165
      2/29/96   $10,651        -0.68%  $10,966       0.32%   $10,198
      3/29/96   $10,557        -1.28%  $10,825       0.52%   $10,251
      4/30/96   $10,543        -0.28%  $10,795       0.39%   $10,291
      5/31/96   $10,571        -0.04%  $10,791       0.19%   $10,310
      6/28/96   $10,659         1.09%  $10,908       0.06%   $10,316
      7/31/96   $10,737         0.91%  $11,008       0.19%   $10,336
      8/30/96   $10,721        -0.02%  $11,005       0.19%   $10,356
      9/30/96   $10,852         1.40%  $11,159       0.32%   $10,389
     10/31/96   $10,951         1.13%  $11,286       0.32%   $10,422
     11/29/96   $11,092         1.83%  $11,492       0.19%   $10,442
     12/31/96   $11,075        -0.42%  $11,444       0.00%   $10,442
      1/31/97   $11,102         0.19%  $11,466       0.32%   $10,475
      2/28/97   $11,182         0.92%  $11,571       0.31%   $10,508
      3/31/97   $11,069        -1.33%  $11,417       0.25%   $10,534
      4/30/97   $11,161         0.84%  $11,513       0.12%   $10,547
      5/31/97   $11,286         1.51%  $11,687      -0.06%   $10,540
      6/30/97   $11,391         1.07%  $11,812       0.12%   $10,553
      7/31/97   $11,649         2.77%  $12,139       0.12%   $10,565
      8/31/97   $11,567        -0.94%  $12,025       0.19%   $10,586
      9/30/97   $11,680         1.19%  $12,168       0.25%   $10,612
     10/31/97   $11,750         0.64%  $12,246       0.25%   $10,639
     11/30/97   $11,843         0.59%  $12,318      -0.06%   $10,632
     12/31/97   $12,010         1.46%  $12,498      -0.12%   $10,619
      1/31/98   $12,115         1.03%  $12,627       0.19%   $10,640
      2/28/98   $12,118         0.03%  $12,631       0.19%   $10,660
      3/31/98   $12,120         0.09%  $12,642       0.19%   $10,680
      4/30/98   $12,087        -0.45%  $12,585       0.18%   $10,699
      5/31/98   $12,228         1.58%  $12,784       0.18%   $10,719
      6/30/98   $12,288         0.39%  $12,834       0.12%   $10,731
      7/31/98   $12,291         0.25%  $12,866       0.12%   $10,744
      8/31/98   $12,433         1.55%  $13,065       0.12%   $10,757
      9/30/98   $12,551         1.25%  $13,229       0.12%   $10,770
     10/31/98   $12,529         0.00%  $13,229       0.24%   $10,796
     11/30/98   $12,578         0.35%  $13,275       0.00%   $10,796
     12/31/98   $12,594         0.25%  $13,308      -0.06%   $10,789
      1/31/99   $12,701         1.19%  $13,466       0.24%   $10,815
      2/28/99   $12,678        -0.44%  $13,407       0.12%   $10,828

Total Return       26.78%                 34.07%                8.28%
--------------------------------------------------------------------



*Source: Standard and Poor's Micropal.



Past performance is not predictive of future results.

FRANKLIN PUERTO RICO TAX-FREE INCOME FUND



CREDIT QUALITY BREAKDOWN*
Franklin Puerto Rico Tax-Free
Income Fund
Based on Total Long-Term Investments
2/28/99

[PIE CHART]


AAA                                                                        47.0%
AA                                                                          1.9%
A                                                                           8.8
BBB                                                                        42.3%

* Quality breakdown may include internal ratings for bonds not rated by a national rating agency.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Puerto Rico Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and many states' personal income taxes through a portfolio consisting primarily of Puerto Rico municipal bonds.(1)
--------------------------------------------------------------------------------


COMMONWEALTH UPDATE

[MAP OF PUERTO RICO GRAPHIC]

Continued spending in excess of tax-supported revenue streams are reason in part for Puerto Rico's high overall debt levels and moderate credit ratings during the year under review. The commonwealth continued to progress with the phaseout of Section 936 of the IRS Code, a plan which afforded U.S. corporations in Puerto Rico meaningful tax advantages over their mainland counterparts. The 10-year plan, initiated in 1996, could serve to weaken this moderately diversified, island economy. The debt burden, at 46% of tax-supported debt, is well ahead of the 1.9% U.S. median and the 10.7% rate sported by Hawaii, the next highest contender. Total tax-supported debt through fiscal 1998 stood at a staggering $15.6 billion, which is more than that of all but three U.S. states. Moody's, a national credit rating agency, recently gave Puerto Rico its Baa1 rating with a near-term "stable" outlook.(2)

In 1998, Puerto Rico focused on expanding its economy, notably tourism and general infrastructure. These efforts yielded gains so far, with hotel reservations up 7% in fiscal 1998, while investment in highways, mass transit, sewage and electric utilities continued at significant levels.(2) Not without irony, further economic stimulus should come from the rebuilding effort spurred by Hurricane Georges. In response to one of the century's most destructive storms, FEMA aid and insurance payments introduced approximately $3 billion of new monies into the commonwealth.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Moody's Investors Service, Municipal Credit Research, November 23, 1998. This does not indicate Moody's rating of the fund.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 132 of this report.

PORTFOLIO NOTES

Puerto Rico's municipal bond supply was extremely strong in 1998, reaching approximately $5 billion, an increase of 38% over 1997's level of $3.7 billion. This large supply was due to refundings of existing bonds as well as new bond issuance. We took advantage of the large supply to purchase bonds at what we felt were attractive levels. Purchases during the period included Virgin Islands Water and Power Authority Water System Revenue, Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Hospital Revenue Mennonite General Hospital and Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Industrial Revenue Guaynabo Municipal Government.

Franklin Puerto Rico Tax-Free Income Fund's Class A share price, as measured by net asset value, increased two cents, from $11.86 on February 28, 1998, to $11.88 on February 28, 1999. Prerefunded securities, which increased to 19.4% of the fund's total long-term investments on February 28, 1999, from 9.7% a year ago, was the fund's heaviest weighting. In a declining interest-rate environment, such as existed for much of the reporting period, issuers often prerefunded their existing bonds. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase depending on their call date. Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price.

Going forward, the fund should continue to do well. We expect the new issue bond supply to be much more moderate in 1999. We will continue our fiscally responsible strategy of investing for income and share price stability. However, please keep in


PORTFOLIO BREAKDOWN
Franklin Puerto Rico
Tax-Free Income Fund
2/28/99

                                                                    % OF TOTAL
                                                                     LONG-TERM
SECTOR                                                              INVESTMENTS
--------------------------------------------------------------------------------
Prerefunded                                                               19.4%

Transportation                                                            16.2%

Utilities                                                                 15.2%

Other Revenue                                                             13.6%

Hospitals                                                                 10.8%

Education                                                                  7.6%

Housing                                                                    7.4%

General Obligation                                                         7.0%

Industrial                                                                 2.8%

mind that the fund can distribute only what it earns, so dividend payments may continue to be lower than in the past, if interest rates remain at current or lower levels. Additionally, the fund may not be able to generate enough capital losses to offset gains realized from prerefunded bond sales. Thus, the fund may make a capital gain distribution in June 1999.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Puerto Rico Tax-Free Income Fund
3/1/98 - 2/28/99

                                                       DIVIDEND PER SHARE
                                                   --------------------------
MONTH                                               CLASS A         CLASS C
-----                                              ---------       ----------
March                                              5.1 cents       4.52 cents

April                                              5.1 cents       4.55 cents

May                                                5.1 cents       4.55 cents

June                                               5.1 cents       4.55 cents

July                                               5.1 cents       4.54 cents

August                                             5.1 cents       4.54 cents

September                                          5.0 cents       4.44 cents

October                                            5.0 cents       4.45 cents

November                                           5.0 cents       4.45 cents

December                                           4.9 cents       4.35 cents

January                                            4.9 cents       4.35 cents

February                                           4.9 cents       4.35 cents
                                                  ----------      -----------
TOTAL                                             60.3 CENTS      53.64 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION (3/1/98-2/28/99)

CLASS A                                  CHANGE                2/28/99   2/28/98
-------                                  ------                -------   -------
Net Asset Value                          +$0.02                 $11.88    $11.86

                                         DISTRIBUTIONS
                                         -------------
Dividend Income                          $0.6030

Long-Term Capital Gain                   $0.0301

Short-Term Capital Gain                  $0.0077

Total                                    $0.6408


CLASS C                                  CHANGE                2/28/99   2/28/98
-------                                  ------                -------   -------
Net Asset Value                          +$0.02                 $11.89    $11.87


                                         DISTRIBUTIONS
                                         -------------
Dividend Income                          $0.5364

Long-Term Capital Gain                   $0.0301

Short-Term Capital Gain                  $0.0077

Total                                    $0.5742


PERFORMANCE

                                                                                   INCEPTION
CLASS A                                  1-YEAR        5-YEAR        10-YEAR        (4/3/85)
--------------------------------------------------------------------------------------------
Cumulative Total Return(1)               +5.68%        +34.65%       +107.89%       +186.69%

Average Annual Total Return(2)           +1.16%         +5.20%        +7.12%          +7.53%

Distribution Rate(3)                      4.59%

Taxable Equivalent Distribution Rate(4)   7.60%

30-Day Standardized Yield(5)              3.80%

Taxable Equivalent Yield(4)               6.29%


                                                                   INCEPTION
CLASS C                                  1-YEAR        3-YEAR       (5/1/95)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)               +5.09%        +19.62%       +28.26%

Average Annual Total Return(2)           +3.04%         +5.79%        +6.44%
                                                                                                                      72
Distribution Rate(3)                      4.18%

Taxable Equivalent Distribution Rate(4)   6.92%

30-Day Standardized Yield(5)              3.37%

Taxable Equivalent Yield(4)               5.58%


Franklin Puerto Rico Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 3.01 cents ($0.0301) per share in June and December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


FRANKLIN PUERTO RICO
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on February 28, 1999.

(4) Taxable equivalent distribution rate and yield assume the 1999 maximum federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended February 28, 1999. Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance is not predictive of future results.

FRANKLIN PUERTO RICO
TAX-FREE INCOME FUND

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS A
-------
1-Year                                                                   +1.16%

5-Year                                                                   +5.20%

10-Year                                                                  +7.12%

Since Inception (4/3/85)                                                 +7.53%

The following line graph compares the performance of the Franklin Puerto Rico Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 3/1/89 to 2/28/99.


---------------------------------------------------------------------
Date           Franklin Puerto Rico    Lehman Brothers        CPI
                 Tax-Free Income        Municipal Bond
                   Fund-Class A             Index
---------------------------------------------------------------------
       3/1/89    $9,573               $10,000                 $10,000
      3/31/89    $9,547       -0.24%   $9,976       0.58%     $10,058
      4/30/89    $9,777        2.37%  $10,212       0.65%     $10,123
      5/31/89    $9,980        2.08%  $10,425       0.57%     $10,181
      6/30/89   $10,111        1.36%  $10,567       0.24%     $10,206
      7/31/89   $10,214        1.36%  $10,710       0.24%     $10,230
      8/31/89   $10,158       -0.98%  $10,605       0.16%     $10,246
      9/30/89   $10,092       -0.30%  $10,574       0.32%     $10,279
     10/31/89   $10,168        1.22%  $10,703       0.48%     $10,329
     11/30/89   $10,310        1.75%  $10,890       0.24%     $10,353
     12/31/89   $10,406        0.82%  $10,979       0.16%     $10,370
      1/31/90   $10,339       -0.47%  $10,928       1.03%     $10,477
      2/28/90   $10,455        0.89%  $11,025       0.47%     $10,526
      3/31/90   $10,445        0.03%  $11,028       0.55%     $10,584
      4/30/90   $10,386       -0.72%  $10,949       0.16%     $10,601
      5/31/90   $10,602        2.18%  $11,187       0.23%     $10,625
      6/30/90   $10,701        0.88%  $11,286       0.54%     $10,682
      7/31/90   $10,871        1.48%  $11,453       0.38%     $10,723
      8/31/90   $10,660       -1.45%  $11,287       0.92%     $10,822
      9/30/90   $10,610        0.06%  $11,294       0.84%     $10,913
     10/31/90   $10,762        1.81%  $11,498       0.60%     $10,978
     11/30/90   $11,007        2.01%  $11,729       0.22%     $11,002
     12/31/90   $10,965        0.44%  $11,781       0.00%     $11,002
      1/31/91   $11,151        1.34%  $11,939       0.60%     $11,068
      2/28/91   $11,264        0.87%  $12,042       0.15%     $11,085
      3/31/91   $11,306        0.04%  $12,047       0.15%     $11,102
      4/30/91   $11,463        1.34%  $12,209       0.15%     $11,118
      5/31/91   $11,547        0.89%  $12,317       0.30%     $11,152
      6/30/91   $11,558       -0.10%  $12,305       0.29%     $11,184
      7/31/91   $11,707        1.22%  $12,455       0.15%     $11,201
      8/31/91   $11,814        1.32%  $12,620       0.29%     $11,233
      9/30/91   $11,965        1.30%  $12,784       0.44%     $11,283
     10/31/91   $12,052        0.90%  $12,899       0.15%     $11,299
     11/30/91   $12,117        0.28%  $12,935       0.29%     $11,332
     12/31/91   $12,311        2.15%  $13,213       0.07%     $11,340
      1/31/92   $12,329        0.23%  $13,243       0.15%     $11,357
      2/29/92   $12,326        0.03%  $13,247       0.36%     $11,398
      3/31/92   $12,367        0.04%  $13,253       0.51%     $11,456
      4/30/92   $12,463        0.89%  $13,370       0.14%     $11,472
      5/31/92   $12,617        1.18%  $13,528       0.14%     $11,488
      6/30/92   $12,805        1.68%  $13,756       0.36%     $11,530
      7/31/92   $13,188        3.00%  $14,168       0.21%     $11,554
      8/31/92   $13,072       -0.98%  $14,029       0.28%     $11,586
      9/30/92   $13,092        0.65%  $14,121       0.28%     $11,619
     10/31/92   $12,929       -0.98%  $13,982       0.35%     $11,659
     11/30/92   $13,204        1.79%  $14,232       0.14%     $11,676
     12/31/92   $13,410        1.02%  $14,378      -0.07%     $11,667
      1/31/93   $13,560        1.16%  $14,544       0.49%     $11,725
      2/28/93   $13,910        3.62%  $15,071       0.35%     $11,766
      3/31/93   $13,813       -1.06%  $14,911       0.35%     $11,807
      4/30/93   $13,916        1.01%  $15,062       0.28%     $11,840
      5/31/93   $14,009        0.56%  $15,146       0.14%     $11,856
      6/30/93   $14,198        1.67%  $15,399       0.14%     $11,873
      7/31/93   $14,196        0.13%  $15,419       0.00%     $11,873
      8/31/93   $14,447        2.08%  $15,740       0.28%     $11,906
      9/30/93   $14,638        1.14%  $15,919       0.21%     $11,931
     10/31/93   $14,670        0.19%  $15,949       0.41%     $11,980
     11/30/93   $14,630       -0.88%  $15,809       0.07%     $11,989
     12/31/93   $14,885        2.11%  $16,143       0.00%     $11,989
      1/31/94   $15,018        1.14%  $16,327       0.27%     $12,021
      2/28/94   $14,765       -2.59%  $15,904       0.34%     $12,062
      3/31/94   $14,248       -4.07%  $15,257       0.34%     $12,103
      4/30/94   $14,320        0.85%  $15,386       0.14%     $12,120
      5/31/94   $14,417        0.87%  $15,520       0.07%     $12,128
      6/30/94   $14,323       -0.61%  $15,425       0.34%     $12,170
      7/31/94   $14,549        1.83%  $15,708       0.27%     $12,202
      8/31/94   $14,622        0.35%  $15,763       0.40%     $12,251
      9/30/94   $14,451       -1.47%  $15,531       0.27%     $12,284
     10/31/94   $14,200       -1.78%  $15,255       0.07%     $12,293
     11/30/94   $13,925       -1.81%  $14,978       0.13%     $12,309
     12/31/94   $14,247        2.20%  $15,308       0.00%     $12,309
      1/31/95   $14,585        2.86%  $15,746       0.40%     $12,358
      2/28/95   $15,004        2.91%  $16,204       0.40%     $12,408
      3/31/95   $15,093        1.15%  $16,390       0.33%     $12,448
      4/30/95   $15,168        0.12%  $16,410       0.33%     $12,490
      5/31/95   $15,567        3.19%  $16,933       0.20%     $12,515
      6/30/95   $15,385       -0.87%  $16,786       0.20%     $12,540
      7/31/95   $15,500        0.95%  $16,946       0.00%     $12,540
      8/31/95   $15,671        1.27%  $17,161       0.26%     $12,572
      9/30/95   $15,773        0.63%  $17,269       0.20%     $12,597
     10/31/95   $15,986        1.45%  $17,519       0.33%     $12,639
     11/30/95   $16,186        1.66%  $17,810      -0.07%     $12,630
     12/31/95   $16,318        0.96%  $17,981      -0.07%     $12,621
      1/31/96   $16,422        0.76%  $18,118       0.59%     $12,696
      2/29/96   $16,303       -0.68%  $17,995       0.32%     $12,736
      3/31/96   $16,198       -1.28%  $17,764       0.52%     $12,803
      4/30/96   $16,205       -0.28%  $17,714       0.39%     $12,852
      5/31/96   $16,211       -0.04%  $17,707       0.19%     $12,877
      6/30/96   $16,418        1.09%  $17,900       0.06%     $12,885
      7/31/96   $16,524        0.91%  $18,063       0.19%     $12,909
      8/31/96   $16,543       -0.02%  $18,060       0.19%     $12,934
      9/30/96   $16,781        1.40%  $18,313       0.32%     $12,975
     10/31/96   $16,932        1.13%  $18,519       0.32%     $13,017
     11/30/96   $17,187        1.83%  $18,858       0.19%     $13,041
     12/31/96   $17,140       -0.42%  $18,779       0.00%     $13,041
      1/31/97   $17,146        0.19%  $18,815       0.32%     $13,083
      2/28/97   $17,286        0.92%  $18,988       0.31%     $13,124
      3/31/97   $17,111       -1.33%  $18,735       0.25%     $13,156
      4/30/97   $17,253        0.84%  $18,893       0.12%     $13,172
      5/31/97   $17,502        1.51%  $19,178      -0.06%     $13,164
      6/30/97   $17,646        1.07%  $19,383       0.12%     $13,180
      7/31/97   $18,077        2.77%  $19,920       0.12%     $13,196
      8/31/97   $17,971       -0.94%  $19,733       0.19%     $13,221
      9/30/97   $18,173        1.19%  $19,968       0.25%     $13,254
     10/31/97   $18,268        0.64%  $20,096       0.25%     $13,287
     11/30/97   $18,410        0.59%  $20,214      -0.06%     $13,279
     12/31/97   $18,647        1.46%  $20,509      -0.12%     $13,263
      1/31/98   $18,774        1.03%  $20,720       0.19%     $13,288
      2/28/98   $18,807        0.03%  $20,727       0.19%     $13,314
      3/31/98   $18,872        0.09%  $20,745       0.19%     $13,339
      4/30/98   $18,841       -0.45%  $20,652       0.18%     $13,363
      5/31/98   $19,099        1.58%  $20,978       0.18%     $13,387
      6/30/98   $19,163        0.39%  $21,060       0.12%     $13,403
      7/31/98   $19,197        0.25%  $21,113       0.12%     $13,419
      8/31/98   $19,426        1.55%  $21,440       0.12%     $13,435
      9/30/98   $19,654        1.25%  $21,708       0.12%     $13,451
     10/31/98   $19,621        0.00%  $21,708       0.24%     $13,484
     11/30/98   $19,687        0.35%  $21,784       0.00%     $13,484
     12/31/98   $19,716        0.25%  $21,838      -0.06%     $13,476
      1/31/99   $19,913        1.19%  $22,098       0.24%     $13,508
      2/28/99   $19,902       -0.44%  $22,001       0.12%     $13,524

Total Return        99.02%              120.01%                35.24%
---------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN
2/28/99

CLASS C
-------
1-Year                                                                    +3.04%

3-Year                                                                    +5.79%

Since Inception (5/1/95)                                                  +6.44%

The following line graph compares the performance of the Franklin Puerto Rico Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95to 2/28/99.

----------------------------------------------------------------
Date          Franklin Puerto Rico   Lehman Brothers       CPI
                 Tax-Free Income      Municipal Bond
                  Fund-Class C            Index
----------------------------------------------------------------
       5/1/95   $ 9,904             $10,000              $10,000
      5/31/95   $10,155      3.19%  $10,319     0.20%    $10,020
      6/30/95   $10,031     -0.87%  $10,229     0.20%    $10,040
      7/31/95   $10,110      0.95%  $10,326     0.00%    $10,040
      8/31/95   $10,216      1.27%  $10,458     0.26%    $10,066
      9/29/95   $10,277      0.63%  $10,523     0.20%    $10,086
     10/31/95   $10,410      1.45%  $10,676     0.33%    $10,120
     11/30/95   $10,543      1.66%  $10,853    -0.07%    $10,112
     12/29/95   $10,615      0.96%  $10,957    -0.07%    $10,105
      1/31/96   $10,686      0.76%  $11,041     0.59%    $10,165
      2/29/96   $10,603     -0.68%  $10,966     0.32%    $10,198
      3/29/96   $10,521     -1.28%  $10,825     0.52%    $10,251
      4/30/96   $10,530     -0.28%  $10,795     0.39%    $10,291
      5/31/96   $10,520     -0.04%  $10,791     0.19%    $10,310
      6/28/96   $10,648      1.09%  $10,908     0.06%    $10,316
      7/31/96   $10,712      0.91%  $11,008     0.19%    $10,336
      8/30/96   $10,730     -0.02%  $11,005     0.19%    $10,356
      9/30/96   $10,870      1.40%  $11,159     0.32%    $10,389
     10/31/96   $10,962      1.13%  $11,286     0.32%    $10,422
     11/29/96   $11,112      1.83%  $11,492     0.19%    $10,442
     12/31/96   $11,076     -0.42%  $11,444     0.00%    $10,442
      1/31/97   $11,084      0.19%  $11,466     0.32%    $10,475
      2/28/97   $11,169      0.92%  $11,571     0.31%    $10,508
      3/31/97   $11,031     -1.33%  $11,417     0.25%    $10,534
      4/30/97   $11,127      0.84%  $11,513     0.12%    $10,547
      5/31/97   $11,282      1.51%  $11,687    -0.06%    $10,540
      6/30/97   $11,370      1.07%  $11,812     0.12%    $10,553
      7/31/97   $11,642      2.77%  $12,139     0.12%    $10,565
      8/31/97   $11,569     -0.94%  $12,025     0.19%    $10,586
      9/30/97   $11,693      1.19%  $12,168     0.25%    $10,612
     10/31/97   $11,749      0.64%  $12,246     0.25%    $10,639
     11/30/97   $11,825      0.59%  $12,318    -0.06%    $10,632
     12/31/97   $11,981      1.46%  $12,498    -0.12%    $10,619
      1/31/98   $12,057      1.03%  $12,627     0.19%    $10,640
      2/28/98   $12,072      0.03%  $12,631     0.19%    $10,660
      3/31/98   $12,118      0.09%  $12,642     0.19%    $10,680
      4/30/98   $12,093     -0.45%  $12,585     0.18%    $10,699
      5/31/98   $12,242      1.58%  $12,784     0.18%    $10,719
      6/30/98   $12,278      0.39%  $12,834     0.12%    $10,731
      7/31/98   $12,294      0.25%  $12,866     0.12%    $10,744
      8/31/98   $12,445      1.55%  $13,065     0.12%    $10,757
      9/30/98   $12,574      1.25%  $13,229     0.12%    $10,770
     10/31/98   $12,548      0.00%  $13,229     0.24%    $10,796
     11/30/98   $12,594      0.35%  $13,275     0.00%    $10,796
     12/31/98   $12,607      0.25%  $13,308    -0.06%    $10,789
      1/31/99   $12,717      1.19%  $13,466     0.24%    $10,815
      2/28/99   $12,702     -0.44%  $13,407     0.12%    $10,828

Total Return       27.02%              34.07%               8.28%
-----------------------------------------------------------------




*Source: Standard and Poor's Micropal.


Past performance is not predictive of future results.

MUNICIPAL BOND RATINGS


MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN ARIZONA TAX-FREE INCOME FUND
                                                                                 YEAR ENDED FEBRUARY 28,
                                                  --------------------------------------------------------------------------------
CLASS A                                               1999             1998             1997             1996(1)             1995
---------------------------------------------     -----------      -----------      -----------       -----------      -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........     $     11.44      $     11.24      $     11.34       $     11.11      $     11.58
                                                  -----------      -----------      ------------      ------------     ------------

Income from investment operations:
 Net investment income ......................             .59              .61              .62               .64              .65
 Net realized and unrealized gains (losses) .            (.01)             .29             (.04)              .36             (.48)
                                                  -----------      -----------      ------------      ------------     ------------
Total from investment operations ............             .58              .90              .58              1.00              .17
                                                  -----------      -----------      ------------      ------------     -------------
Less distributions from:
 Net investment income ......................          (.59)(2)           (.61)            (.63)             (.65)            (.64)
 In excess of net investment income .........              --             (.01)              --                --               --
 Net realized gains .........................            (.05)            (.08)            (.05)             (.12)              --
                                                  -----------      -----------      ------------      ------------     ------------
Total distributions .........................            (.64)            (.70)            (.68)             (.77)            (.64)
                                                  -----------      -----------      ------------      ------------     ------------

Net asset value, end of year ................     $     11.38      $     11.44      $     11.24       $     11.34      $     11.11

                                                  ============      ============      ============     ============    ============
Total return* ...............................            5.17%            8.23%            5.33%             9.24%            1.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $   861,020      $   810,250      $   752,335       $   750,797      $   720,801
Ratios to average net assets:
 Expenses ...................................             .63%             .63%             .62%              .62%             .60%
 Net investment income ......................            5.11%            5.40%            5.59%             5.67%            5.86%
Portfolio turnover rate .....................           14.11%           20.02%           16.57%            25.12%           18.65%

CLASS C
-------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........       $     11.51        $     11.30        $     11.38         $     11.15
                                                    -----------         -----------       -----------         ------------
Income from investment operations:
 Net investment income ......................               .52                .56                .57                 .49
 Net realized and unrealized gains (losses) .              (.01)               .29               (.03)                .34
                                                    -----------         -----------       -----------         ------------
Total from investment operations ............               .51                .85                .54                 .83
                                                    -----------         -----------       -----------         ------------
Less distributions from:
 Net investment income ......................              (.52)(3)           (.56)              (.57)               (.48)
 Net realized gains .........................              (.05)              (.08)              (.05)               (.12)
                                                    -----------         -----------       -----------         ------------
Total distributions .........................              (.57)              (.64)              (.62)               (.60)
                                                    -----------         -----------       -----------         ------------
Net asset value, end of year ................       $     11.45        $     11.51        $     11.30         $     11.38
                                                    ===========        ===========        ===========         ============

Total return* ...............................              4.54%              7.67%              4.89%               7.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............       $    23,871        $    14,537        $     5,486         $     1,892
Ratios to average net assets:
 Expenses ...................................              1.19%              1.19%              1.19%               1.20%**
 Net investment income ......................              4.55%              4.82%              5.01%               5.05%**
Portfolio turnover rate .....................             14.11%             20.02%             16.57%              25.12%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**       Annualized

(1)      For the period May 1, 1995 (effective date) to February 29, 1996 for
         Class C.

(2) Includes distributions in excess of net investment income in the amount of $.002.

(3) Includes distributions in excess of net investment income in the amount of $.001.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                        PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                    AMOUNT            VALUE
-------------------------------------                                                                  -----------       -----------
(a) LONG TERM INVESTMENTS 98.9%
Apache Junction Water Utilities Community, 5.80%, 7/01/17 ......................................       $ 1,200,000       $ 1,294,296
Arizona Educational Loan Marketing Corp. Revenue,
  Senior Series, 6.375%, 9/01/05 ...............................................................        10,000,000        10,559,500
  Series B, MBIA Insured, 7.00%, 3/01/03 .......................................................         1,000,000         1,076,310
  Series B, MBIA Insured, 7.35%, 9/01/04 .......................................................         1,000,000         1,032,840
  Series B, MBIA Insured, 7.00%, 3/01/05 .......................................................         1,000,000         1,076,310
  Series B, MBIA Insured, 7.375%, 9/01/05 ......................................................           775,000           800,079
  Sub Series, 6.625%, 9/01/05 ..................................................................         1,000,000         1,071,210
Arizona Health Facilities Authority Hospital System Revenue,
  Northern Arizona Healthcare System, AMBAC Insured, 5.00%, 10/01/23 ...........................         1,500,000         1,479,060
  Northern Arizona Healthcare System, Refunding, AMBAC Insured, 4.75%, 10/01/30 ................         2,000,000         1,887,660
  Phoenix Baptist Hospital, ETM, MBIA Insured, 6.25%, 9/01/11 ..................................         2,000,000         2,172,300
Arizona Health Facilities Authority Revenue, Arizona Voluntary Hospital,
  Hospital Federal Pooled Loan Revenue, Series B, FGIC Insured, Pre-Refunded, 7.75%, 10/01/07 ..           770,000           787,002
  Series B, FGIC Insured, 7.25%, 10/01/13 ......................................................         5,000,000         5,150,450
Arizona State COP,
  FSA Insured, 6.625%, 9/01/08 .................................................................         5,000,000         5,367,050
  Refunding, Series B, AMBAC Insured, 6.25%, 9/01/10 ...........................................         5,000,000         5,409,600
Arizona State Municipal Financing Program COP,
  Dysart School, ETM, Series 22, BIG Insured, 7.875%, 8/01/05 ..................................         1,350,000         1,647,459
  ETM, Series 20, BIG Insured, 7.625%, 8/01/06 .................................................         3,250,000         3,790,248
  Peoria School, ETM, Series 19, BIG Insured, 7.75%, 8/01/04 ...................................           500,000           594,410
  Series 25, BIG Insured, 7.875%, 8/01/14 ......................................................           500,000           673,320
  Series 29, BIG Insured, Pre-Refunded, 7.125%, 8/01/14 ........................................         2,500,000         2,566,900
Arizona State Wastewater Management Authority Wastewater Financial Assistance Revenue,
  6.80%, 7/01/11 ...............................................................................         4,000,000         4,397,120
  Series A, AMBAC Insured, 5.625%, 7/01/15 .....................................................         1,000,000         1,078,540
Arizona Water Infrastructure Financial Authority Revenue, Water Quality Financial Assistance,
  Series A, 5.00%, 7/01/17 .....................................................................         1,670,000         1,669,883
Bullhead City Municipal Property Corp., Municipal Facilities Revenue, MBIA Insured,
  Pre-Refunded, 7.20%, 7/01/09 .................................................................         2,125,000         2,175,108
Casa Grande Excise Tax Revenue, 6.20%, 4/01/15 .................................................           930,000         1,022,024
Casa Grande IDA,
  IDR, Frito Lay/PepsiCo, 6.65%, 12/01/14 ......................................................           500,000           552,435
  PCR, Frito Lay/PepsiCo, 6.60%, 12/01/10 ......................................................         1,800,000         1,986,354
Chandler GO, FGIC Insured,
  Pre-Refunded, 6.80%, 7/01/13 .................................................................         1,750,000         2,010,698
  Pre-Refunded, 6.85%, 7/01/14 .................................................................         1,625,000         1,870,960
  Refunding, 7.00%, 7/01/12 ....................................................................         1,000,000         1,075,090
Chandler IDA, MFHR, Hacienda Apartments Project, Refunding, Series A, GNMA Secured,
  6.05%, 7/20/30 ...............................................................................         4,055,000         4,246,558
Chandler Street and Highway Revenue, MBIA Insured, Pre-Refunded, 6.85%, 7/01/13 ................         1,250,000         1,439,200
Chandler Water and Sewer Revenue, Refunding, FGIC Insured,
  7.00%, 7/01/12 ...............................................................................         6,715,000         7,219,229
  6.25%, 7/01/13 ...............................................................................         2,165,000         2,352,467
  5.25%, 7/01/15 ...............................................................................         2,270,000         2,342,935
Coconino County Flagstaff USD, No. 1, AMBAC Insured, 6.20%, 7/01/06 ............................         1,095,000         1,139,928
Coconino County PCR,
  Arizona Public Service Co., Refunding, Series A, MBIA Insured, 5.875%, 8/15/28 ...............         5,275,000         5,606,903
  Nevada Power Co., 6.375%, 10/01/36 ...........................................................         3,500,000         3,790,640
  Nevada Power Co., Refunding, Series E, 5.35%, 10/01/22 .......................................         7,265,000         7,206,953
  Nevada Power Co., Series B, 5.80%, 11/01/32 ..................................................         6,500,000         6,593,210
Eloy Municipal Property Corp. Facilities Revenue, 7.80%, 7/01/09 ...............................         1,475,000         1,542,245
Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 .......................................        45,900,000        45,003,573
Gilbert ID No. 11, FGIC Insured, 7.60%, 1/01/05 ................................................         1,500,000         1,549,875
Gilbert Water and Sewer Revenue, Refunding, FGIC Insured, 6.50%,
  7/01/12 ......................................................................................         1,500,000         1,678,890
  7/01/22 ......................................................................................         3,250,000         3,612,895
Glendale IDA,
  Educational Facilities Revenue, American Graduate School International, Connie Lee Insured,
  Pre-Refunded, 7.00%, 7/01/14 .................................................................         1,000,000         1,177,030
  Educational Facilities Revenue, American Graduate School International, Connie Lee Insured,
  Pre-Refunded, 7.125%, 7/01/20 ................................................................         1,250,000         1,479,963
  Educational Facilities Revenue, American Graduate School International, Refunding,
    Connie Lee Insured, 5.875%, 7/01/15 ........................................................         2,200,000         2,401,322

FRANKLIN TAX-FREE TRUST

                                                                                                      PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                  AMOUNT              VALUE
-------------------------------------                                                                 ----------         ----------
(a) LONG TERM INVESTMENTS (CONT.)
Glendale IDA, (cont.)
    Midwestern University, Series A, 6.00%, 5/15/16 ..........................................        $   455,000        $   499,599
    Midwestern University, Series A, 5.375%, 5/15/28 .........................................         15,000,000         14,835,150
    Midwestern University, Series A, Connie Lee Insured, 6.00%, 5/15/26 ......................            340,000            377,536
    Midwestern University, Series A, Pre-Refunded, 6.00%, 5/15/16 ............................          1,485,000          1,691,445
    Midwestern University, Series A, Pre-Refunded, 6.00%, 5/15/26 ............................          1,660,000          1,890,773
Glendale Municipal Property Corp., Refunding, MBIA Insured, 7.00%, 7/01/09 ...................          2,400,000          2,448,696
Guam Power Authority Revenue, Series A, 6.30%,
    10/01/12 .................................................................................          3,630,000          3,928,059
    10/01/22 .................................................................................          4,000,000          4,311,840
Lake Havasu City Wastewater COP, FGIC Insured, 7.00%, 6/01/05 ................................          2,700,000          2,894,292
Marana Municipal Property Corp. Municipal Facilities Revenue, Refunding, MBIA Insured,
    5.25%, 7/01/22 ...........................................................................          1,170,000          1,190,920
Maricopa County COP, 6.00%, 6/01/04 ..........................................................          8,000,000          8,444,480
Maricopa County GO,
     Hospital District No. 1, AMBAC Insured, 5.00%, 6/01/21 ..................................          2,000,000          1,970,800
     School District No. 4, Mesa Unified, FGIC Insured, Pre-Refunded, 5.65%, 7/01/11 .........          1,500,000          1,669,350
     School District No. 4, Mesa Unified, FGIC Insured, Pre-Refunded, 5.70%, 7/01/12 .........          2,000,000          2,231,360
     School District No. 8, Osborn, Refunding, Series A, FGIC Insured, 5.875%, 7/01/14 .......          3,500,000          3,831,765
     School District No. 8, Osborn, School Improvement Project, Series B, Pre-Refunded,
     7.10%, 7/01/05 ..........................................................................            500,000            511,545
     School District No. 8, Osborn, School Improvement Project, Series B, Pre-Refunded,
     7.15%, 7/01/07 ..........................................................................          1,075,000          1,099,994
     School District No. 8, Osborn, School Improvement Project, Series B, Pre-Refunded,
     7.20%, 7/01/09 ..........................................................................          1,885,000          1,929,128
     School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%, 7/01/10 ........          6,300,000          6,919,353
     School District No. 11, Peoria Unified, Refunding, MBIA Insured, 7.00%, 7/01/10 .........          2,800,000          3,014,144
     School District No. 28, Kyrene Elementary, Series B, FGIC Insured, 6.00%, 7/01/14 .......          2,000,000          2,152,340
     School District No. 98, Fountain Hills Unified, 6.625%, 7/01/10 .........................            475,000            507,956
     School District No. 98, Fountain Hills Unified, Pre-Refunded, 6.625%, 7/01/10 ...........            825,000            890,678
     UHSD No. 210, Series A, Pre-Refunded, 5.70%, 7/01/15 ....................................            500,000            552,440
     UHSD No. 210, Series B, Pre-Refunded, 5.50%, 7/01/17 ....................................          9,050,000          9,941,787
     USD No. 41, Gilbert, 6.25%, 7/01/15 .....................................................          2,000,000          2,167,320
     USD No. 41, Gilbert, Project of 1993, Series F, FSA Insured, 5.125%, 7/01/18 ............          2,555,000          2,565,169
     USD No. 65, Littleton School Improvement, Series B, FGIC Insured, 6.40%, 7/01/14 ........          1,175,000          1,295,402
     USD No. 66, Roosevelt Elementary Project, Series B, FGIC Insured, 5.25%, 7/01/17 ........          2,500,000          2,549,700
     USD No. 69, Paradise Valley, Series A, Pre-Refunded, 7.10%, 7/01/05 .....................          1,000,000          1,155,970
     USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 6.00%, 7/01/13 ........................          1,600,000          1,799,232
     USD No. 89, Dysart, Refunding and Improvement, FGIC Insured, 6.70%, 7/01/05 .............            240,000            251,292
     USD No. 89, Dysart, Refunding and Improvement, FGIC Insured, 6.75%, 7/01/06 .............          1,760,000          1,844,638
     USD No. 214, Tolleson GO, FGIC Insured, Pre-Refunded, 5.75%, 7/01/14 ....................          1,000,000          1,110,630
Maricopa County Hospital Revenue, Sun Health Corp., Refunding,
     5.80%, 4/01/08 ..........................................................................          3,870,000          4,169,615
     5.90%, 4/01/09 ..........................................................................          2,120,000          2,292,186
     6.125%, 4/01/18 .........................................................................         15,650,000         16,824,533
Maricopa County IDA,
     (b) Health Facilities Revenue, Catholic Healthcare West Project, Refunding, Series A,
     5.00%, 7/01/16 ..........................................................................          6,000,000          5,870,340
Health Facilities Revenue, Catholic Healthcare West Project, Refunding, Series A,
     5.00%, 7/01/21 ..........................................................................         17,600,000         16,890,016
     Hospital Facility Revenue, FSA Insured, 7.50%, 12/01/13 1,445,000 1,563,158
     Hospital Facility Revenue, FSA Insured, Pre-Refunded, 7.50%, 12/01/13 ...................          1,305,000          1,421,732
     Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 ........................         30,000,000         29,751,900
     Hospital Facility Revenue, Samaritan Health
     Service Hospital, Refunding, Series A, MBIA Insured, 7.00%, 12/01/16 ....................          1,890,000          2,369,663
     Hospital Facility Revenue, Samaritan Hospital Health Services, Refunding, Series A,
     MBIA Insured, 7.00%, 12/01/13 ...........................................................         17,800,000         19,106,698
     IDR, Citizens Utilities Co. Project, 6.20%, 5/01/30 .....................................          5,000,000          5,369,400
     MFHR, Madera Pointe Apartments Project, Refunding, FSA Insured, 5.90%, 6/01/26 ..........          2,105,000          2,227,700
     MFHR, National Health Facilities II Project, Series A, FSA Insured, 5.10%, 1/01/33 ......         12,500,000         12,419,250
     MFHR, Stanford Court Apartments Project, Series A, MBIA Insured, 5.30%, 7/01/28 .........          1,235,000          1,251,710
     Water System Revenue, Improvement, Chaparral Water Co., Series A, AMBAC Insured,
     5.40%, 12/01/22 .........................................................................          1,000,000          1,021,180
Maricopa County IDAR,
     Mercy Health System, Series A, MBIA Insured, Pre-Refunded, 7.125%, 7/01/07 ..............          1,585,000          1,630,585
     SFMR, GNMA Secured, 8.00%, 9/01/09 ......................................................            685,000            704,570
Maricopa County Stadium District Revenue, MBIA Insured, 5.75%, 7/01/16 .......................          3,000,000          3,223,920
Mesa Arizona IDAR, Lutheran Health Systems, Refunding, Series A-1, MBIA Insured,
     5.00%, 1/01/19 ..........................................................................          6,000,000          5,947,440

FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                    AMOUNT             VALUE
-------------------------------------                                                                  -----------       -----------
(a) LONG TERM INVESTMENTS (CONT.)
Mesa GO, FGIC Insured, 5.00%, 7/01/18 ..........................................................       $ 1,000,000       $   991,370
Mesa Utility System Revenue, FGIC Insured, 5.375%, 7/01/17 .....................................        15,500,000        16,026,535
Mohave County Hospital District No. 1, Kingman Regional Medical Center Project,
  FGIC Insured, 6.50%, 6/01/15 .................................................................         1,500,000         1,621,350
  Pre-Refunded, 8.375%, 6/01/15 ................................................................         6,350,000         6,848,920
Mohave County IDA,
  Health Care Revenue, Refunding, GNMA Secured, 6.375%, 11/01/31 ...............................         1,585,000         1,730,868
  Hospital Systems Revenue, Baptist Hospital, MBIA Insured, 5.50%, 9/01/21 .....................         1,500,000         1,558,440
  Hospital Systems Revenue, Baptist Hospital, MBIA Insured, 5.75%, 9/01/26 .....................         4,675,000         5,047,457
  Hospital Systems Revenue, Medical Environments Inc., Phoenix Hospital and Medical Center,
  ETM, 5.80%, 7/01/99 ..........................................................................         1,595,000         1,609,610
  IDR, Citizens Utilities Co. Project, 6.60%, 5/01/29 ..........................................         4,100,000         4,462,563
  IDR, Citizens Utilities Co. Project, Series A, 7.15%, 2/01/26 ................................        10,000,000        10,398,000
  IDR, Citizens Utilities Co. Project, Series B, 7.15%, 2/01/26 ................................         5,000,000         5,199,000
Mohave County USD No. 1, Lake Havasu, 5.00%, 7/01/14 ...........................................         1,075,000         1,090,727
Navajo County PCR, Arizona Public Service Co., Series A,
  MBIA Insured, 5.875%, 8/15/28 ................................................................         3,000,000         3,188,760
  Refunding, 5.875%, 8/15/28 ...................................................................        54,500,000        56,492,509
Nogales Municipal Development Authority Inc. Municipal Facilities Revenue, Refunding,
  MBIA Insured, 7.20%, 6/01/08 .................................................................         6,350,000         6,831,076
Northern Arizona University System Revenue,
  Pre-Refunded, 7.50%, 6/01/06 .................................................................         3,700,000         3,740,367
  Refunding, FGIC Insured, 6.40%, 6/01/07 ......................................................         2,750,000         2,956,388
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
  Series A, 6.40%, 3/15/28 .....................................................................         8,885,000         8,665,274
Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured,
  5.55%, 7/01/17 ...............................................................................         1,150,000         1,230,512
  5.75%, 7/01/17 ...............................................................................         1,000,000         1,087,710
  5.375%, 7/01/26 ..............................................................................         1,000,000         1,022,500
Peoria Municipal Development Authority Water and Sewer Revenue, Refunding, FGIC Insured,
  6.625%, 7/01/06 ..............................................................................         1,000,000         1,043,160
Phoenix Airport Revenue, MBIA Insured,
  Refunding, Series B, 6.20%, 7/01/10 ..........................................................           700,000           772,429
  Refunding, Series C, 6.30%, 7/01/10 ..........................................................         1,680,000         1,844,858
  Refunding, Series C, 6.40%, 7/01/11 ..........................................................         1,785,000         1,964,053
  Refunding, Series C, 6.40%, 7/01/12 ..........................................................           570,000           631,754
  Series D, 6.30%, 7/01/10 .....................................................................         1,800,000         1,976,634
  Series D, 6.40%, 7/01/11 .....................................................................         3,825,000         4,208,686
  Series D, 6.40%, 7/01/12 .....................................................................           820,000           908,839
Phoenix Civic Improvement Corp. Airport Terminal Excise Tax Revenue, Refunding, senior lien,
  5.00%, 7/01/14 ...............................................................................         1,245,000         1,245,909
Phoenix Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, MBIA Insured,
  Pre-Refunded, 6.90%, 7/01/21 .................................................................         1,000,000         1,161,900
Phoenix Civic Improvement Corp. Water System Revenue,
  junior lien, MBIA Insured, 5.375%, 7/01/22 ...................................................         8,130,000         8,312,762
  Pre-Refunded, 5.95%, 7/01/15 .................................................................         1,090,000         1,223,776
  Pre-Refunded, 5.95%, 7/01/16 .................................................................         3,665,000         4,114,805
  Pre-Refunded, 6.00%, 7/01/19 .................................................................         3,000,000         3,377,640
Phoenix Civic Plaza Building Corp., 6.00%, 7/01/14 .............................................         4,300,000         4,654,277
Phoenix GO,
  5.25%, 7/01/20 ...............................................................................         2,000,000         2,043,040
  Refunding, 6.375%, 7/01/13 ...................................................................         5,000,000         5,467,000
  Refunding, Series A, 5.50%, 7/01/15 ..........................................................         5,000,000         5,280,100
  Refunding, Series A, 5.00%, 7/01/19 ..........................................................         3,500,000         3,508,260
  (b) Series 1999, 4.75%, 7/01/23 ..............................................................         2,000,000         1,935,420
  Series B, 5.25%, 7/01/15 .....................................................................         2,775,000         2,867,824
Phoenix HFC, Mortgage Revenue,
  Project A, Refunding, MBIA Insured, 6.50%, 7/01/24 ...........................................         2,750,000         2,880,020
  Section 8 Project, Refunding, Series A, MBIA Insured, 6.90%, 1/01/23 .........................         1,750,000         1,836,870
  Section 8 Project, Refunding, Series A, MBIA Insured, 7.25%, 1/01/23 .........................         2,260,000         2,338,490
Phoenix IDA,
  Hospital Revenue, Refunding, Series B, Connie Lee Insured, 5.75%, 12/01/16 ...................         3,500,000         3,806,950
  SFMR, FNMA Insured, 6.30%, 12/01/12 ..........................................................           755,000           802,233
  SFMR, Statewide, Series C, GNMA Secured, 5.30%, 4/01/20 ......................................         2,000,000         2,012,320
Phoenix Municipal Housing Revenue, Fillmore Gardens Project, Refunding, 6.30%, 6/01/09 .........         1,500,000         1,616,985

FRANKLIN TAX-FREE TRUST

                                                                                                         PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                      AMOUNT          VALUE
-------------------------------------                                                                   -----------      ----------
(a) LONG TERM INVESTMENTS (CONT.)
Phoenix Street and Highway Revenue,
  ETM, 6.80%, 7/01/03 ..........................................................................       $ 1,000,000       $ 1,120,730
  Refunding, 6.60%, 7/01/07 ....................................................................         5,000,000         5,468,900
Pima County IDA,
  Health Care Corp. Revenue, Carondelet St. Joseph's and St. Mary's Hospital, BIG Insured,
  8.00%, 7/01/13 ...............................................................................            65,000            66,476
  Health Care Corp. Revenue, Carondelet St. Joseph's and St. Mary's Hospital, MBIA Insured,
  6.75%, 7/01/10 ...............................................................................         2,250,000         2,419,785
  MFR, Series A, 6.00%, 12/01/21 ...............................................................         2,720,000         2,875,938
  SFMR, GNMA Secured, 6.40%, 11/01/09 ..........................................................           795,000           841,142
  SFMR, GNMA Secured, 8.125%, 9/01/20 ..........................................................         1,115,000         1,138,382
  SFMR, GNMA Secured, 6.75%, 11/01/27 ..........................................................         3,555,000         3,779,285
  SFMR, Refunding, Series A, 7.625%, 2/01/12 ...................................................         2,975,000         3,104,085
  SFMR, Refunding, Series A, 6.50%, 2/01/17 ....................................................           705,000           745,122
Pima County IDAR,
  MFHR, Housing Ria Nova and Villa Projects, GNMA Secured, 5.20%, 12/20/31 .....................         2,370,000         2,355,022
  Refunding, Series A, MBIA Insured, 5.625%, 4/01/14 ...........................................         2,250,000         2,415,465
Pima County Sewer Revenue, Refunding, FGIC Insured, 6.75%, 7/01/15 .............................         1,410,000         1,514,975
Pima County USD, Tucson Project No. 1, FGIC Insured, 5.875%, 7/01/14 ...........................        21,000,000        22,715,490
Pinal County USD No. 43, Apache Junction Improvement,
  FGIC Insured, Pre-Refunded, 7.15%, 7/01/05 ...................................................           500,000           510,790
  FGIC Insured, Pre-Refunded, 7.20%, 7/01/07 ...................................................           700,000           716,506
  Series A, FGIC Insured, 5.85%, 7/01/15 .......................................................         2,500,000         2,716,775
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
  Pre-Refunded, 9.00%, 7/01/09 .................................................................            75,000            92,932
Puerto Rico Commonwealth GO,
  Pre-Refunded, 6.50%, 7/01/23 .................................................................         4,850,000         5,548,061
  Public Improvement, 5.00%, 7/01/28 ...........................................................        10,000,000         9,818,100
  Public Improvement, Refunding, 5.375%, 7/01/25 ...............................................         1,975,000         2,035,652
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
  5.00%, 7/01/36 ...............................................................................         9,000,000         8,954,100
Puerto Rico Commonwealth IDC, General Purpose Revenue, Series B, 5.375%, 7/01/16 ...............         2,800,000         2,918,132
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
  7.75%, 7/01/08 ...............................................................................         1,550,000         1,584,813
  7.50%, 7/01/09 ...............................................................................           335,000           342,440
Puerto Rico Electric Power Authority Revenue,
  Refunding, Series N, 7.00%, 7/01/07 ..........................................................           745,000           765,905
  Refunding, Series N, 7.125%, 7/01/14 .........................................................         2,205,000         2,267,754
  Refunding, Series O, 7.125%, 7/01/14 .........................................................         1,510,000         1,552,975
  Series X, 6.125%, 7/01/21 ....................................................................        25,720,000        29,380,985
Puerto Rico HFC Revenue,
  MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ...................................................         1,215,000         1,262,409
  Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured, Pre-Refunded, 7.75%, 12/01/26 .....            40,000            48,806
Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ................           490,000           513,775
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
  Financing Authority Hospital Revenue,
  Dr. Pila Hospital, Refunding, 5.875%, 8/01/12 ................................................         5,225,000         5,637,462
  Hospital Auxilio Mutuo Obligation, Series A, 6.25%, 7/01/24 ..................................         1,950,000         2,162,726
Puerto Rico Public Finance Corp. Commonwealth Appropriation, Series A, 5.00%, 6/01/26 ..........         6,000,000         5,851,320
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
  Refunding, Series A, 5.75%, 1/01/13 ..........................................................         2,435,000         2,607,666
  Refunding, Series A, 5.00%, 1/01/20 ..........................................................         7,500,000         7,480,200
  Series A, 6.00%, 1/01/31 .....................................................................         4,600,000         4,753,732
  Series A, MBIA Insured, 6.00%, 1/01/31 .......................................................         1,845,000         1,902,712
  Series C, 6.20%, 1/01/12 .....................................................................         5,925,000         6,354,326
  Series C, 6.25%, 1/01/19 .....................................................................         9,975,000        10,713,749
  Series D, 6.25%, 1/01/27 .....................................................................         4,890,000         5,250,784
San Luis Municipal Property Corp. Municipal Facilities Revenue, 8.125%, 7/01/19 ................         3,160,000         3,242,602
Santa Cruz County IDAR, Citizens Utilities Co. Project, 6.60%, 5/01/29 .........................         8,000,000         8,707,440
Scottsdale IDA Hospital Revenue, Scottsdale Memorial Hospital, Refunding, Series A,
  AMBAC Insured, 5.70%, 9/01/15 ................................................................         1,250,000         1,298,575
  9/01/18 ......................................................................................         4,045,000         4,202,189

FRANKLIN TAX-FREE TRUST

                                                                                                      PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                  AMOUNT              VALUE
-------------------------------------                                                                -----------        ------------
(a) LONG TERM INVESTMENTS (CONT.)
Sedona Sewer Sales Tax Revenue, Refunding,
  6.75%, 7/01/07 .............................................................................        $ 3,800,000       $  4,261,396
  7.00%, 7/01/12 .............................................................................          5,000,000          5,463,850
Tucson Airport Authority Revenue, MBIA Insured,
  Series A, 6.875%, 6/01/20 ..................................................................          1,090,000          1,145,732
  Series B, 7.125%, 6/01/15 ..................................................................          1,175,000          1,244,525
  Series B, 7.25%, 6/01/20 ...................................................................          1,125,000          1,192,545
Tucson GO, Series A, 5.375%, 7/01/20 .........................................................          1,800,000          1,857,762
Tucson IDA, MFR,
  La Entrada, Refunding, 7.40%, 7/01/26 ......................................................          1,830,000          1,933,340
  Los Portales Apartments, Refunding, 5.90%, 12/20/31 ........................................          2,000,000          2,103,100
 Tucson Water Revenue, Refunding,
  FGIC Insured, 5.00%, 7/01/19 ...............................................................          2,100,000          2,083,977
  FGIC Insured, 5.125%, 7/01/20 ..............................................................          4,000,000          4,014,520
  FGIC Insured, 5.125%, 7/01/21 ..............................................................          9,030,000          9,056,639
  MBIA Insured, 7.00%, 7/01/10 ...............................................................          2,250,000          2,304,428
University of Arizona System Revenue,
  6.25%, 6/01/11 .............................................................................          1,000,000          1,129,300
  6.35%, 6/01/14 .............................................................................          1,300,000          1,474,200
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
  10/01/13 ...................................................................................          2,500,000          2,562,325
  10/01/22 ...................................................................................          3,750,000          3,762,563
Virgin Islands Water and Power Authority Electric System Revenue, Refunding,
 5.30%, 7/01/18 2,475,000 2,471,832
Virgin Islands Water and Power Authority
 Water System Revenue, Refunding, 5.50%, 7/01/17 1,500,000 1,477,755
Yavapai County GO, USD No. 22 Humboldt, Project of 1995, Series B, MBIA Insured,
  5.60%, 7/01/14 .............................................................................          1,825,000          1,957,459
Yavapai County IDA,
  Hospital Facility Revenue, Yavapai Regional Medical Center, Series A, FSA Insured,
  5.125%, 12/01/13 ...........................................................................          2,000,000          2,053,600
  IDR, Citizens Utilities Co. Project, 5.45%, 6/01/33 ........................................          6,000,000          6,079,380
Yuma County GO,
  Elementary School District No. 1, MBIA Insured, 5.50%, 7/01/14 .............................          2,000,000          2,132,640
  Elementary School District No. 1, Series A, MBIA Insured, 5.75%, 7/01/14 ...................          1,500,000          1,628,625
Yuma IDA,
  Hospital Revenue, Regency Apartments, Refunding, Series A, GNMA Secured, 5.50%, 12/20/32 ...          2,000,000          2,027,540
  Hospital Revenue, Yuma Regional Medical Center, Refunding, MBIA Insured, 5.50%, 8/01/17 ....          4,000,000          4,203,720
  MFHR, Alexandrite Sands Apartments Project, FHA Insured, 7.60%, 12/01/15 ...................          1,000,000          1,036,060
  MFHR, Alexandrite Sands Apartments Project, FHA Insured, 7.70%, 12/01/29 ...................          2,000,000          2,094,520
                                                                                                                         -----------
 TOTAL LONG TERM INVESTMENTS (COST $825,524,466) .............................................                           875,335,864
                                                                                                                         -----------
(a) SHORT TERM INVESTMENTS .7%
Apache County IDA, IDR, Tucson Electric Power Co. Project, Springerville Project,
  Series A, Weekly VRDN and Put, 3.00%, 12/15/18 .............................................          3,000,000          3,000,000
Maricopa County IDA, Hospital Facility Revenue, Samaritan Health Service Hospital,
  Series B, 2, MBIA Insured, Daily VRDN and Put, 3.25%, 12/01/08 .............................          1,600,000          1,600,000
Maricopa County PCC, PCR, Arizona Public Service Co., Refunding,
  Series A, Daily VRDN and Put, 3.20%, 5/01/29 ...............................................            250,000            250,000
  Series D, Daily VRDN and Put, 3.10%, 5/01/29 ...............................................            500,000            500,000
Pinal County IDA,,
  DATES, Magma-Copper/Newmont Mining Corp., Daily VRDN and Put, 3.20%, 12/01/09 ..............            200,000            200,000
  Magma-Copper/Newmont Mining Corp., Daily VRDN and Put, 3.20%, 12/01/09 .....................            200,000            200,000
                                                                                                                        ------------

 TOTAL SHORT TERM INVESTMENTS (COST $5,750,000) ..............................................                             5,750,000
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $831,274,466) 99.6% .................................................                           881,085,864
OTHER ASSETS, LESS LIABILITIES .4% ..........................................................                              3,805,022
                                                                                                                        ------------
 NET ASSETS 100.0% ...........................................................................                          $884,890,886
                                                                                                                        ============

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN COLORADO TAX-FREE INCOME FUND
                                                                               YEAR ENDED FEBRUARY 28,
                                               -----------------------------------------------------------------------------------
CLASS A                                              1999             1998              1997             1996(1)             1995
---------------------------------------------   -----------       -----------       -----------       -----------      -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     12.11       $     11.80       $     11.84       $     11.38      $     11.94
                                                -----------       -----------       -----------       -----------      -----------
Income from investment operations:
 Net investment income ......................           .60               .63               .66               .67              .67
 Net realized and unrealized gains (losses) .           .02               .39              (.04)              .45             (.57)
                                                -----------       -----------       -----------       -----------      -----------
Total from investment operations ............           .62              1.02               .62              1.12              .10
                                                -----------       -----------       -----------       -----------      -----------
Less distributions from:
 Net investment income ......................          (.60)             (.64)             (.66)             (.66)            (.66)
 Net realized gains .........................          (.08)             (.07)               --                --               --
                                                -----------       -----------       -----------       -----------      -----------
Total distributions .........................          (.68)             (.71)             (.66)             (.66)            (.66)
                                                -----------       -----------       -----------       -----------      -----------
Net asset value, end of year ................   $     12.05       $     12.11       $     11.80       $     11.84      $     11.38
                                                ===========       ===========       ===========       ===========      ===========

Total return* ...............................          5.24%             8.86%             5.44%            10.12%            1.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   301,381       $   266,599       $   236,609       $   215,609      $   194,564
Ratios to average net assets:
 Expenses ...................................           .70%              .71%              .71%              .71%             .70%
 Net investment income ......................          4.93%             5.28%             5.59%             5.73%            5.94%
Portfolio turnover rate .....................         12.60%            22.97%            14.13%            17.58%           28.83%


CLASS C
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................  $    12.17          $    11.84          $    11.87         $    11.40
                                                      ----------          ----------          ----------         ----------
Income from investment operations:
 Net investment income .............................         .54                 .57                 .59                .50
 Net realized and unrealized gains (losses) ........         .02                 .40                (.02)               .46
                                                      ----------          ----------          ----------         ----------
Total from investment operations ...................         .56                 .97                 .57                .96
                                                      ----------          ----------          ----------         ----------
Less distributions from:
 Net investment income .............................        (.54)               (.57)               (.60)              (.49)
 Net realized gains ................................        (.08)               (.07)                 --                 --
                                                      ----------          ----------          ----------         ----------
Total distributions ................................        (.62)               (.64)               (.60)              (.49)
                                                      ----------          ----------          ----------         ----------
Net asset value, end of year .......................  $    12.11          $    12.17          $    11.84         $    11.87
                                                      ============         ==========          ==========         ==========
Total return* ......................................        4.63%               8.39%               4.93%              8.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................  $   21,899          $   10,855          $    5,654         $    1,656
Ratios to average net assets:
 Expenses ..........................................        1.26%               1.27%               1.28%              1.29%**
 Net investment income .............................        4.38%               4.72%               4.99%              5.12%**
Portfolio turnover rate ............................       12.60%              22.97%              14.13%             17.58%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**       Annualized

(1)      For the period May 1, 1995 (effective date) to February 29, 1996 for
         Class C.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                     PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                                               AMOUNT            VALUE
--------------------------------------                                                              -----------     -----------
(a)  LONG TERM INVESTMENTS 97.7%
Adams County PCR, Public Service Co. of Colorado Project,
    Refunding, AMBAC Insured, 5.10%, 1/01/19 .....................................................  $ 3,500,000     $ 3,482,465
    Series A, Pre-Refunded, 7.375%, 11/01/09 .....................................................      770,000         770,639
Adams County School No.12 GO, FGIC Insured, 5.40%, 12/15/14 ......................................    1,000,000       1,051,910
Arapahoe County Capital Improvements Transportation Fund Highway Revenue,
   Vehicle Registration, Series A, MBIA Insured,
   6.15%, 8/31/26 ................................................................................    8,000,000       8,882,320
Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16 ....................................      805,000         883,214
Arapahoe County School District No. 2, Refunding, MBIA Insured, 5.70%, 6/01/19 ...................    2,200,000       2,346,256
Arvada IDR, Wanco Inc. Project,
    5.25%, 12/01/07 ..............................................................................      100,000         101,816
    5.80%, 12/01/17 ..............................................................................      480,000         489,178
Arvada MFHR, Springwood Community Project, Refunding, 6.35%, 8/20/16 .............................    1,000,000       1,052,900
Auraria Higher Education Center Colorado COP, Administrative Office Facility Project,
    AMBAC Insured, 5.125%, 5/01/18 ...............................................................    1,000,000       1,003,920
Aurora COP, Refunding, 6.25%, 12/01/09 ...........................................................    2,850,000       3,117,302
Bayfield School District No. 10, MBIA Insured, Pre-Refunded, 6.65%, 6/01/15 ......................    1,000,000       1,148,050
Boulder County Hospital Revenue, Longmont United Hospital Project,
    5.50%, 12/01/12 ..............................................................................    1,000,000       1,024,370
    5.80%, 12/01/13 ..............................................................................    2,000,000       2,060,760
    5.60%, 12/01/17 ..............................................................................    3,385,000       3,447,623
    5.875%, 12/01/20 .............................................................................    1,285,000       1,326,197
    Pre-Refunded, 8.20%, 12/01/20 ................................................................    3,000,000       3,272,610
Boulder GO, Refunding, 7.20%, 8/15/13 ............................................................    1,250,000       1,280,788
Boulder, Larimer and Weld Counties GO, Vrain Valley School District RE1J, Series A, FGIC Insured,
    5.00%, 12/15/18 ..............................................................................    1,000,000         997,430
    12/15/22 .....................................................................................    7,000,000       6,951,350
Castle Pines Metropolitan District GO, Refunding and Improvement, FSA Insured,
    5.25%, 12/01/15 ..............................................................................    1,900,000       1,964,277
 Colorado Health Facilities Authority Revenue,
    Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 4/01/26 .............................    1,615,000       1,661,254
    Boulder Community Hospital, Refunding, Series B, MBIA Insured, 5.875%, 10/01/23 ..............    1,500,000       1,605,630
    Catholic Health Initiatives, Series A, 5.00%, 12/01/28 .......................................    1,800,000       1,743,012
    Children's Hospital Association Project, MBIA Insured, 5.25%, 10/01/26 .......................    1,000,000       1,015,000
    Community Provider Pooled Loan Program, FSA Insured, 6.75%, 7/15/17 ..........................      954,000       1,022,135
    Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 7/15/17 ................    6,570,000       7,099,936
    Covenant Retirement Communities, 6.75%, 12/01/15 .............................................    1,750,000       1,952,685
    Covenant Retirement Communities, 6.75%, 12/01/25 .............................................    4,950,000       5,514,251
    Kaiser Permanente, Series A, 5.35%, 11/01/16 .................................................    8,000,000       8,067,040
    Mercy Medical Center Durango, 6.20%, 11/15/15 ................................................    1,250,000       1,341,463
    National Benevolent Association, Refunding, Series A, 5.20%, 1/01/18 .........................      700,000         685,958
    National Benevolent Association, Refunding, Series A, 5.25%, 1/01/27 .........................    1,180,000       1,149,603
    National Benevolent Association, Series B, 5.25%, 2/01/18 ....................................      750,000         739,358
    National Benevolent Association, Series B, 5.25%, 2/01/28 ....................................    2,500,000       2,434,600
    Oakbrook Manor, Series A, GNMA Secured, 7.25%, 4/01/11 .......................................      375,000         389,359
    Oakbrook Manor, Series A, GNMA Secured, 7.625%, 4/01/26 ......................................      885,000         910,346
    Parkview Medical Center Inc. Project, 5.25%, 9/01/18 .........................................    1,660,000       1,630,203
    Parkview Medical Center Inc. Project, 5.30%, 9/01/25 .........................................    1,615,000       1,581,247
    PSL Health System Project, Series B, Pre-Refunded, 8.50%, 2/15/21 ............................    1,000,000       1,114,140
    Sisters of Charity Leavenworth, 5.125%, 12/01/18 .............................................    1,000,000       1,003,480
Colorado HFA,
    GO, Series A, 7.50%, 5/01/29 .................................................................    1,000,000       1,046,630
    MF, Series A, 6.80%, 8/01/14 .................................................................    3,550,000       3,750,540
    MF, Series A, 6.85%, 8/01/24 .................................................................    5,790,000       6,111,113
    MF, Series A, 6.875%, 8/01/30 ................................................................    2,300,000       2,427,121
    MF, Series A-2, 6.00%, 10/01/28 ..............................................................    1,000,000       1,054,060
    MF, Series A-2, FHA Insured, 5.45%, 10/01/29 .................................................    1,000,000       1,005,540
    SF Program, Refunding, Series A-2, MBIA Insured, 5.625%, 11/01/23 ............................    4,000,000       4,100,040
    SF Program, Series A-1, 8.00%, 8/01/17 .......................................................      145,000         148,945
    SF Program, Series A-2, 7.70%, 2/01/23 .......................................................      445,000         464,411
    SF Program, Series A-3, 7.90%, 8/01/21 .......................................................      165,000         170,567

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                                                    AMOUNT           VALUE
--------------------------------------                                                                  ----------       -----------
     LONG TERM INVESTMENTS (CONT.)
Colorado HFA, (cont.)
    SF Program, Series C-2, 7.375%, 8/01/10 ....................................................        $  815,000        $  847,127
    SF Program, Series C-2, 7.85%, 2/01/21 .....................................................           125,000           128,243
Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior Series A,
    MBIA Insured,
    5.25%, 9/01/18 .............................................................................         3,795,000         3,856,213
    5.00%, 9/01/21 .............................................................................         2,000,000         1,960,300
Colorado Springs Airport Revenue, Series A, MBIA Insured, 5.25%, 1/01/22 .......................         2,500,000         2,554,525
Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%,
    12/15/15 ...................................................................................         5,575,000         6,165,393
    12/15/24 ...................................................................................        10,955,000        12,067,590
Colorado Springs Utilities Revenue,
    Refunding and Improvement, Series A, 5.25%, 11/15/22 .......................................         2,000,000         2,023,520
    Refunding and Improvement, Series A, 5.375%, 11/15/26 ......................................         3,340,000         3,401,256
    Series A, 5.75%, 11/15/23 ..................................................................         1,450,000         1,518,672
    Series A, Pre-Refunded, 6.10%, 11/15/24 ....................................................         9,000,000        10,156,950
    System Improvement, Subordinate Lien, Series A, 5.00%, 11/15/27 ............................         5,000,000         4,880,500
Colorado State Board of Agriculture COP, MBIA Insured, 5.35%, 5/01/18 ..........................         1,000,000         1,025,840
Colorado State Board of Agriculture State University Revenue, Refunding,
    5.125%, 3/01/17 ............................................................................         1,000,000         1,014,750
Colorado State Board of
 Community Colleges and Occupational Education Revenue, Red Rocks Community
 College Project, AMBAC Insured, Pre-Refunded,
    6.00%, 11/01/19 ............................................................................         1,090,000         1,179,871
Colorado Water Resource and Power Authority Drinking Water Revenue,
 Series A, 5.30%, 9/01/18 ......................................................................           875,000           885,535
Colorado Water Resource and Power Development Authority, Stagecoach Project,
    Pre-Refunded, 8.00%, 11/01/17 ..............................................................            65,000            67,107
Colorado Water Resource and Power Development Authority Clean Water Revenue, Series A,
    6.15%, 9/01/11 .............................................................................         1,765,000         1,892,574
    6.30%, 9/01/14 .............................................................................         1,000,000         1,084,890
    5.80%, 9/01/17 .............................................................................         2,000,000         2,153,120
Colorado Water Resource and Power Development Authority Small Water Resource Revenue,
    Series A, FGIC Insured, 6.70%, 11/01/12 ....................................................           750,000           827,685
Denver City and County Airport Revenue,
    Series A, 5.60%, 11/15/20 ..................................................................         3,200,000         3,349,952
    Series A, 7.50%, 11/15/23 ..................................................................         3,315,000         3,806,979
    Series A, 8.50%, 11/15/23 ..................................................................         3,645,000         3,945,093
    Series A, Pre-Refunded, 7.50%, 11/15/12 ....................................................         3,000,000         3,448,620
    Series A, Pre-Refunded, 7.50%, 11/15/23 ....................................................           685,000           816,993
    Series A, Pre-Refunded, 8.50%, 11/15/23 ....................................................           355,000           391,022
    Series D, 7.75%, 11/15/13 ..................................................................         1,000,000         1,265,650
    Series E, MBIA Insured, 5.50%, 11/15/25 ....................................................         3,750,000         3,875,325
Denver City and County IDR, University of Denver Project, 7.50%, 3/01/11 .......................         1,880,000         2,006,317
Denver City and County MFHR, The Boston Lofts Project, Series A, 5.75%, 10/01/27 ...............         1,500,000         1,540,590
Denver City and County Revenue,
    Children's Hospital Association Project, FGIC Insured, 6.00%, 10/01/15 .....................         3,150,000         3,389,337
    St. Anthony's Hospital, Sisters of Charity Health Care System, Series A, MBIA Insured,
    Pre-Refunded, 7.75%, 5/01/14 ...............................................................           150,000           152,630
Denver City and County School District No.1 GO, FGIC Insured, 5.00%, 12/01/23 ..................         6,475,000         6,393,027
Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
     Series A, 6.875%, 10/01/32 ................................................................         2,000,000         2,150,780
Donala Water and Sanitary District GO, Improvement, Series B, 6.50%, 12/01/14 ..................           995,000         1,052,481
Douglas County MFR, Housing Mortgage, Parker Hilltop Project, FHA Insured, 5.45%, 8/01/28 ......         2,000,000         2,023,640
Douglas County School District No. 1 GO, Douglas and Elbert Counties, Improvement, Series A,
    MBIA Insured, 6.50%, 12/15/16 ..............................................................           230,000           257,446
    Pre-Refunded, 6.50%, 12/15/16 ..............................................................         2,000,000         2,288,340
Englewood COP, Civic Center Project, MBIA Insured, 5.10%,
    6/01/18 ....................................................................................         2,000,000         1,975,700
    6/01/23 ....................................................................................         3,200,000         3,151,584
Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 9/01/31 ........................         5,000,000         5,310,600
Fremont County COP, Lease Purchase, MBIA Insured, 5.30%, 12/15/17 ..............................         1,570,000         1,619,455
Frisco Fire Protection District, Refunding and Improvement, 7.20%, 12/01/05 ....................           250,000           257,658
Greeley MFR, Housing Mortgage, Creek Stone Project, FHA Insured, 5.95%, 7/01/28 ................         1,000,000         1,038,200

FRANKLIN TAX-FREE TRUST

                                                                                                     PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                                                 AMOUNT              VALUE
--------------------------------------                                                               ------------       ------------
     LONG TERM INVESTMENTS (CONT.)
Guam Airport Authority Revenue,
    Refunding, Series A, 6.375%, 10/01/10 ....................................................       $    400,000       $    435,140
    Series A, 6.50%, 10/01/23 ................................................................            800,000            871,592
Guam Power Authority Revenue, Series A, 6.375%, 10/01/08 .....................................          1,000,000          1,086,310
Jefferson County District Wide Sales Tax Revenue, Local ID, MBIA Insured,
     6.30%, 6/01/22 ..........................................................................          7,450,000          7,933,133
Jefferson County GO, School District No R-001, Series A, FGIC Insured,
     5.00%, 12/15/17 .........................................................................          5,000,000          4,999,600
Jefferson County SFMR, Refunding, Series A, MBIA Insured,
     8.875%, 10/01/13 ........................................................................            280,000            296,181
Lakewood MFHR Mortgage, FHA Insured Mortgage,
    6.65%, 10/01/25 ..........................................................................          1,235,000          1,335,418
    6.70%, 10/01/36 ..........................................................................          3,025,000          3,261,767
Larimer County COP, School District No. R1, Poudre, MBIA Insured,
    5.65%, 12/01/16 ..........................................................................          2,300,000          2,461,782
Las Animas County School District No. 1, Refunding,
    6.15%, 12/01/08 ..........................................................................          1,000,000          1,077,580
    6.20%, 12/01/10 ..........................................................................            935,000          1,010,754
Left Hand Water District Revenue, MBIA Insured, 5.70%, 11/15/15 ..............................          1,400,000          1,500,674
Logan County SFMR, Refunding, Series A, 8.50%, 11/01/11 ......................................            235,000            246,962
Metex Metropolitan District GO, Refunding, Series A, MBIA Insured,
 5.80%, 12/01/16 .............................................................................            500,000            542,355
Montrose County COP, 6.35%, 6/15/06 ..........................................................          1,850,000          2,021,088
Mountain College Residence Hall Revenue Authority, MBIA Insured,
 5.75%, 6/01/23 ..............................................................................          3,000,000          3,187,710
Municipal Subdistrict of Northern Colorado Water Conservancy District Revenue, Series G,
     5.25%, 12/01/15 .........................................................................          2,000,000          2,084,960
Platte River Power Authority Revenue, Refunding, Series D-2, MBIA Insured,
     5.375%, 6/01/17 .........................................................................          5,490,000          5,742,650
Postsecondary Educational Facilities Authority Revenue,
    Auraria Foundation Project, FSA Insured, 6.00%, 9/01/15 ..................................          1,000,000          1,090,120
    University of Denver Project, Refunding and Improvement, MBIA Insured,
     5.375%, 3/01/18 .........................................................................          2,500,000          2,581,875
Pueblo County, MBIA Insured, 6.00%, 6/01/16 ..................................................          4,395,000          4,742,029
Pueblo County COP, Public Parking, 6.90%, 7/01/15 ............................................            510,000            534,531
Pueblo County School District No. 70 GO, Pueblo Rural, AMBAC Insured, Pre-Refunded,
     6.40%, 12/01/14 .........................................................................          1,000,000          1,132,980
Pueblo Urban Renewal Authority Tax Increment Revenue, Refunding, AMBAC Insured,
     6.10%, 12/01/15 .........................................................................          1,000,000          1,087,300
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
     Pre-Refunded, 9.00%, 7/01/09 ............................................................             55,000             68,150
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
     5.00%, 7/01/38 ..........................................................................          7,000,000          6,800,220
Puerto Rico Electric Power Authority Revenue, Refunding, Series N, 7.125%, 7/01/14 ...........            155,000            159,411
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Industrial Revenue,
Guaynabo Municipal Government, 5.625%, 7/01/22 ...............................................          1,335,000          1,376,412
Regional Transportation District Sales Tax Revenue, FGIC Insured, 6.25%, 11/01/12 ............            160,000            173,408
Southwestern SFMR, Refunding, Series A, 7.375%, 9/01/11 ......................................            435,000            452,491
Stonegate Village Metropolitan District, Refunding and Improvement, Series A, FSA Insured,
     5.60%, 12/01/25 .........................................................................          4,500,000          4,731,525
Summit County SFMR, Series A, 7.50%, 12/01/11 ................................................            135,000            140,415
Summit County Sports Facilities Revenue, Keystone Resorts Project, Ralston Purina Co.,
     Refunding, 7.875%, 9/01/08 ..............................................................          2,750,000          3,348,840
University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
    5.20%, 11/15/17 ..........................................................................          1,000,000          1,013,030
    5.25%, 11/15/22 ..........................................................................          4,000,000          4,071,840
University of Northern Colorado Authority Facilities System Revenue, MBIA Insured,
     5.60%, 6/01/24 ..........................................................................          2,000,000          2,109,120
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 ..........................................................................          2,500,000          2,556,075
    5.50%, 10/01/22 ..........................................................................          2,500,000          2,508,375
Westminster City Sales and Use Tax Revenue,
    Refunding and Improvement, FGIC Insured, 7.00%, 12/01/08 .................................          2,000,000          2,123,160
    Storm Project, Refunding and Improvement, Series A, 5.60%, 12/01/16 ......................          1,500,000          1,594,515
Westminster COP, Ice Centre Project, AMBAC Insured, 5.40%, 1/15/23 ...........................          4,400,000          4,483,020
Widefield Water and Sanitary District Water and Sewage Revenue, Refunding and Improvement,
     Series A, MBIA Insured, 5.70%, 12/01/16 .................................................          2,000,000          2,163,540
                                                                                                                         -----------
 TOTAL LONG TERM INVESTMENTS (COST $297,658,251) .............................................                           315,932,160
                                                                                                                         -----------

FRANKLIN TAX-FREE TRUST

                                                                                                    PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                                               AMOUNT                VALUE
--------------------------------------                                                            ------------          ------------
(a)  SHORT TERM INVESTMENTS .8%
Colorado Health Facilities Authority Revenue,
    Catholic Health Initiatives, Series B, Weekly VRDN and Put, 3.00%, 12/01/25 ........          $  1,600,000          $  1,600,000
    North Colorado Medical Center, Weekly VRDN and Put, 3.00%, 5/15/20 .................             1,100,000             1,100,000
                                                                                                                        ------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,700,000) ........................................                                   2,700,000
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $300,358,251) 98.5% ...........................................                                 318,632,160
 OTHER ASSETS, LESS LIABILITIES 1.5% ...................................................                                   4,647,905
                                                                                                                        ------------
 NET ASSETS 100.0% .....................................................................                                $323,280,065
                                                                                                                        ------------






See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                                              YEAR ENDED FEBRUARY 28,
CLASS A                                              1999              1998             1997           1996(1)             1995
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $  11.23         $  10.92         $  10.96         $  10.64           $  11.23
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .58              .60              .61              .62                .62
 Net realized and unrealized gains (losses) .           .04              .32             (.02)             .32               (.60)
                                                   -------------------------------------------------------------------------------
Total from investment operations ............           .62              .92              .59              .94                .02
                                                   -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................          (.58)(2)         (.60)            (.63)            (.62)              (.61)
 In excess of net investment income .........            --             (.01)              --               --                 --
                                                   -------------------------------------------------------------------------------
Total distributions .........................          (.58)            (.61)            (.63)            (.62)              (.61)
                                                   -------------------------------------------------------------------------------
Net asset value, end of year ................      $  11.27         $  11.23         $  10.92         $  10.96           $  10.64
                                                   -------------------------------------------------------------------------------

Total return* ...............................          5.62%            8.62%            5.52%            9.04%               .37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............      $245,016         $203,643         $183,649         $167,045           $155,623
Ratios to average net assets:
 Expenses ...................................           .72%             .73%             .72%             .73%               .71%
 Net investment income ......................          5.08%            5.41%            5.62%            5.70%              5.83%
Portfolio turnover rate .....................          5.87%           18.54%           14.53%            3.88%             75.72%

CLASS C
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $  11.26         $  10.94         $  10.97         $  10.65
                                                   ------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .52              .55              .60              .47
 Net realized and unrealized gains (losses) .           .03              .31             (.07)             .31
                                                   ------------------------------------------------------------
Total from investment operations ............           .55              .86              .53              .78
                                                   ------------------------------------------------------------
Less distributions from net investment income          (.51)(2)         (.54)            (.56)            (.46)
                                                   ------------------------------------------------------------
Net asset value, end of year ................      $  11.30         $  11.26         $  10.94         $  10.97
                                                   ------------------------------------------------------------

Total return* ...............................          5.02%            8.08%            5.03%            7.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............      $ 23,443         $  8,636         $  4,149         $  1,656
Ratios to average net assets:
 Expenses ...................................          1.28%            1.29%            1.29%            1.30%**
 Net investment income ......................          4.53%            4.85%            5.01%            5.12%**
Portfolio turnover rate .....................          5.87%           18.54%           14.53%            3.88%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
(**) Annualized 1For the period May 1, 1995 (effective date) to February 29,
     1996 for Class C.
(2) Includes distributions in excess of net investment income in the amount of $.002.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                 PRINCIPAL
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                          AMOUNT              VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.7%
Bridgeport GO,
    Series A, 7.25%, 6/01/00 ...........................................................        $   300,000       $    312,663
    Series B, 7.55%, 11/15/00 ..........................................................          1,375,000          1,453,403
    Series B, Pre-Refunded, 7.75%, 11/15/10 ............................................          3,750,000          4,094,325
    Unlimited Tax, ETM, Series A, 7.30%, 3/01/99 .......................................            750,000            750,000
 Connecticut State Development Authority First Mortgage Revenue, Health Care Project,
    Church Homes Inc., Refunding, 5.80%, 4/01/21 .......................................          1,000,000          1,022,150
    Elim Park Baptist Home, Refunding, Series A, 5.375%, 12/01/18 ......................          1,100,000          1,088,692
 Connecticut State Development Authority PCR, New England Power Co., 7.25%, 10/15/15 ...            750,000            784,260
 Connecticut State Development Authority Revenue, Life Care Facilities, Seabury Project,
    Refunding, Asset Guaranty, 5.00%, 9/01/21 ..........................................          3,840,000          3,758,784
 Connecticut State Development Authority Solid Waste Disposal Facilities Revenue, Pfizer
    Inc. Project, 7.00%, 7/01/25 .......................................................          2,000,000          2,289,580
 Connecticut State Development Authority Water Facility Revenue, Bridgeport
   Hydraulic Co. Project, 6.15%, 4/01/35 ...............................................          1,000,000          1,082,080
    6.00%, 9/01/36 .....................................................................         10,000,000         10,670,700
    Refunding, 7.25%, 6/01/20 ..........................................................          1,000,000          1,055,630
 Connecticut State Health and Educational Facilities Authority Revenue,
    Abbot Terrace Health Center Project, Series A, 6.00%, 11/01/14 .....................          2,000,000          2,234,720
    Capital Assets, ETM, Series B, 7.00%, 1/01/00 ......................................            635,000            655,314
    Capital Assets, Series C, MBIA Insured, 7.00%, 1/01/20 .............................          1,265,000          1,354,448
    Capital Assets, Series C, MBIA Insured,Pre-Refunded, 7.00%, 1/01/20 ................            200,000            216,590
    Choate Rosemary Hall, Series A, MBIA Insured, Pre-Refunded, 7.00%, 7/01/25 .........          1,500,000          1,741,710
    Greenwich Hospital, Series A, MBIA Insured, 5.75%, 7/01/16 .........................          1,000,000          1,083,160
    Greenwich Hospital, Series A, MBIA Insured, 5.80%, 7/01/26 .........................          2,500,000          2,674,375
    Hartford University, Series C, Pre-Refunded, 8.00%, 7/01/18 ........................          1,300,000          1,456,546
    Hartford University, Series D, 6.80%, 7/01/22 ......................................          5,000,000          5,278,200
    Hebrew Home and Hospital, Series A, 7.00%, 8/01/30 .................................          1,170,000          1,183,022
    Hebrew Home and Hospital, Series B, FHA Insured, 5.15%, 8/01/28 ....................          3,800,000          3,726,470
    Hospital for Special Care, Refunding, Series B, 5.375%, 7/01/17 ....................          7,205,000          7,252,697
    Hospital for Special Care, Refunding, Series B, 5.50%, 7/01/27 .....................         17,000,000         17,118,490
    Lutheran General Health Care System, ETM, 7.375%, 7/01/19 ..........................            500,000            620,620
    New Britain Memorial Hospital, Series A, Pre-Refunded, 7.75%, 7/01/22 ..............          1,000,000          1,146,740
    New Horizons Village Project, 7.30%, 11/01/16 ......................................          2,905,000          3,377,847
    Quinnipiac College, Series E, FSA Insured, 4.75%, 7/01/24 ..........................          2,000,000          1,925,720
    Quinnipiac College, Refunding, Series E, FSA Insured, 4.75%, 7/01/28 ...............          2,500,000          2,400,500
    Quinnipiac College, Series C, Pre-Refunded, 7.75%, 7/01/20 .........................            960,000          1,034,026
    Sacred Heart University, Refunding, Series C, 6.50%, 7/01/16 .......................          1,000,000          1,137,350
    Sacred Heart University, Refunding, Asset Guaranty, Series E, 5.00%, 7/01/28 .......          7,000,000          6,851,880
    Sacred Heart University, Series C, 6.625%, 7/01/26 .................................          7,000,000          8,077,370
    Sacred Heart University, Series D, Pre-Refunded, 6.20%, 7/01/27 ....................          1,700,000          1,967,308
    St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ...........................          4,615,000          4,702,039
    St. Mary's Hospital, Refunding, Series E, 5.875%, 7/01/22 ..........................          3,510,000          3,680,024
    St. Mary's Hospital, Series C, Pre-Refunded, 7.375%, 7/01/20 .......................          1,000,000          1,072,960
    Taft School, Series A, Pre-Refunded, 7.375%, 7/01/20 ...............................          1,000,000          1,072,280
    Taft School, Series C, Pre-Refunded, 6.00%, 7/01/16 ................................          2,500,000          2,690,375
    Taft School, Series C, Pre-Refunded, 5.75%, 7/01/26 ................................          3,325,000          3,563,635
    Trinity College, Series E, MBIA Insured, 5.875%, 7/01/26 ...........................          2,200,000          2,381,258
    Trinity College, Series F, MBIA Insured, 5.00%, 7/01/28 ............................          2,000,000          1,984,640
    Veterans Memorial Medical Center, Series A, MBIA Insured, 5.50%, 7/01/26 ...........          4,210,000          4,377,811
    Windham Community Memorial Hospital, Series C, 6.00%, 7/01/20 ......................          8,000,000          8,292,080
    Yale New Haven Hospital, Refunding, Series H, MBIA Insured, 5.70%, 7/01/25 .........          4,500,000          4,797,855
    Yale New Haven Hospital, Series F, MBIA Insured, Pre-Refunded, 7.10%, 7/01/25 ......          7,000,000          7,485,940
 Connecticut State HFA, Housing Mortgage Finance Program,
    Series B, 6.75%, 11/15/23 ..........................................................         14,705,000         16,006,098
    Series C-1, 6.60%, 11/15/23 ........................................................            500,000            537,465
    Series C-2, 6.25%, 11/15/18 ........................................................          1,500,000          1,627,395
    Series C-2, 6.70%, 11/15/22 ........................................................          3,765,000          4,004,266
    Series E, 6.30%, 5/15/17 ...........................................................          3,670,000          3,951,562
    Sub Series B-1, 6.30%, 5/15/25 .....................................................            700,000            748,881
    Sub Series B-1, 5.30%, 11/15/28 ....................................................          1,700,000          1,715,589
    Sub Series C-2, 5.85%, 11/15/28 ....................................................          1,495,000          1,560,122
    Sub Series D-1, 5.55%, 11/15/28 ....................................................          1,000,000          1,023,410

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                           AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Connecticut State HFA, Housing Mortgage Finance Program, (cont.)
    Sub Series E-1, 5.125%, 5/15/21 .....................................................        $  1,255,000        $  1,257,460
    Sub Series E-2, 5.20%, 11/15/21 .....................................................           1,840,000           1,847,342
    Sub Series G-1, 6.20%, 11/15/16 .....................................................           1,335,000           1,393,980
    Sub Series G-1, 5.20%, 11/15/28 .....................................................           5,960,000           6,001,124
 Connecticut State Higher Education Supplemental Loan Authority, Series A,
    7.00%, 11/15/05 .....................................................................             755,000             798,360
    7.20%, 11/15/10 .....................................................................             230,000             242,979
    7.50%, 11/15/10 .....................................................................             375,000             385,181
 Connecticut State Resource Recovery Authority Revenue, Bridgeport Resco Ltd. Partnership
    Project, Series A, 7.625%, 1/01/09 ..................................................             835,000             856,009
 East Haven Bank Qualified GO, Pre-Refunded, 7.00%, 9/15/07 .............................             200,000             207,156
 Eastern Connecticut Resource Recovery Authority Solid Waste Revenue, Wheelabrator
    Lisbon Project, Series A, 5.50%, 1/01/15 ............................................           8,000,000           8,026,960
 Griswold GO, AMBAC Insured, 7.50%, 4/01/06 .............................................             200,000             241,674
 Guam Airport Authority Revenue, Series B,
    6.60%, 10/01/10 .....................................................................             250,000             274,260
    6.70%, 10/01/23 .....................................................................           1,300,000           1,426,932
 Guam Power Authority Revenue, Series A, 6.75%, 10/01/24 ................................           5,500,000           6,132,225
 New Haven GO, Series A, Pre-Refunded, 7.40%, 3/01/12 ...................................           4,545,000           5,119,761
 Plainfield GO,
    Series 1988, 7.30%, 9/01/10 .........................................................             150,000             164,849
    Series 1991, 7.25%, 9/01/05 .........................................................             335,000             367,766
    Series 1991, 7.30%, 9/01/07 .........................................................             335,000             368,162
    Series 1991, 7.30%, 9/01/09 .........................................................             335,000             368,162
 Puerto Rico Commonwealth GO, Public Improvement, 5.00%, 7/01/28 ........................           5,000,000           4,909,050
(b) Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
    5.00%, 7/01/38 ......................................................................           4,210,000           4,089,847
 Puerto Rico Electric Power Authority Revenue,
    Series P, Pre-Refunded, 7.00%, 7/01/21 ..............................................           2,450,000           2,693,849
    Series T, Pre-Refunded, 6.375%, 7/01/24 .............................................           5,000,000           5,710,250
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ........             775,000             817,059
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities,
 Guaynabo Warehouse, Series A,
    5.15%, 7/01/19 ......................................................................           4,845,000           4,808,469
 Puerto Rico Municipal Finance Agency GO, Series A, 6.50%, 7/01/19 ......................           5,000,000           5,588,350
 Stratford GO, Unlimited Tax, Pre-Refunded, 7.30%, 3/01/12 ..............................           1,130,000           1,235,418
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/13 ............................................................................           2,500,000           2,562,325
    10/01/22 ............................................................................           2,500,000           2,508,375
 Virgin Islands Water and Power Authority Electric System Revenue,
    Refunding, 5.30%, 7/01/18 ...........................................................           1,500,000           1,498,080
    Refunding, 5.30%, 7/01/21 ...........................................................           1,000,000             992,160
    Series A, Pre-Refunded, 7.40%, 7/01/11 ..............................................           6,065,000           6,616,305
 Waterbury GO, Pre-Refunded,
    7.25%, 3/01/03 ......................................................................             785,000             857,479
    7.25%, 3/01/04 ......................................................................             785,000             857,479
    7.50%, 3/01/07 ......................................................................             780,000             855,746
 TOTAL LONG TERM INVESTMENTS (COST $247,013,211) ........................................                             262,233,638
                                                                                                                     ------------
(a) SHORT TERM INVESTMENTS 1.2%
 Connecticut State Health and Educational Facilities Authority Revenue, Yale University,
 Series T-1, Weekly VRDN and Put,
    2.85%, 7/01/29 ......................................................................           2,900,000           2,900,000
 Connecticut State Special Tax Obligation Revenue, Weekly VRDN and Put, 2.70%, 12/01/10 .             400,000             400,000
                                                                                                                     ------------
 TOTAL SHORT TERM INVESTMENTS (COST $3,300,000) .........................................                               3,300,000
                                                                                                                     ------------
 TOTAL INVESTMENTS (COST $250,313,211) 98.9% ............................................                             265,533,638
 OTHER ASSETS, LESS LIABILITIES 1.1% ....................................................                               2,925,407
                                                                                                                     ------------
 NET ASSETS 100.0% ......................................................................                            $268,459,045
                                                                                                                     ------------

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                               YEAR ENDED FEBRUARY 28,
                                                           1999            1998           1997          1996         1995
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................     $  11.25       $  10.94       $  10.95       $ 10.48      $ 10.80
                                                         ------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................          .51            .53            .55           .55          .54
 Net realized and unrealized gains (losses) ........          .06            .33           (.01)          .47         (.33)
                                                         ------------------------------------------------------------------
Total from investment operations ...................          .57            .86            .54          1.02          .21
                                                         ------------------------------------------------------------------
Less distributions from net investment income ......         (.52)          (.55)          (.55)         (.55)        (.53)
                                                         ------------------------------------------------------------------
Net asset value, end of year .......................     $  11.30       $  11.25       $  10.94       $ 10.95      $ 10.48
                                                         ------------------------------------------------------------------

Total return* ......................................         5.17%          8.02%          5.12%         9.93%        (.20%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................     $195,598       $139,545       $104,715       $85,967      $73,977
Ratios to average net assets:
 Expenses ..........................................          .75%           .75%           .68%          .65%         .56%
 Expenses excluding waiver and payments by affiliate          .78%           .82%           .84%          .85%         .84%
 Net investment income .............................         4.53%          4.83%          5.16%         5.12%        5.25%
Portfolio turnover rate ............................        16.57%         23.32%         22.54%         3.35%       38.46%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                   PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                             AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.2%
BONDS 97.1%
ALABAMA .6%
Morgan County Decatur Health Care Authority Hospital Revenue, Refunding, Connie Lee
 Insured, 5.80%, 3/01/04 ....................................................................     $1,000,000    $ 1,084,050
                                                                                                                -----------
ALASKA .3%
Alaska State HFC, Collateral, Veteran's Mortgage Program, First Series, 5.80%, 6/01/04 ......        445,000        470,232
Anchorage Parking Authority Revenue, 5th Avenue Garage Lease Project, Refunding, 6.50%,
 12/01/02 ...................................................................................        170,000        182,187
                                                                                                                -----------
                                                                                                                    652,419
                                                                                                                -----------
ARIZONA 1.0%
Maricopa County COP, 5.625%, 6/01/00 ........................................................        640,000        652,461
Maricopa County GO, School District No. 40, Glendale Improvement, 6.10%, 7/01/08 ............      1,000,000      1,099,950
Mohave County IDA, Hospital Systems Revenue, Medical Environments Inc., Phoenix Hospital
 and Medical Center, Refunding, ETM, 6.00%, 7/01/00 .........................................        200,000        207,212
Phoenix HFC, Mortgage Revenue, Project A, Refunding, MBIA Insured, 6.00%, 7/01/02 ...........         40,000         41,782
                                                                                                                -----------
                                                                                                                  2,001,405
                                                                                                                -----------
CALIFORNIA 7.4%
ABAG Finance Corp. COP, ABAG XXVI, Series B, 6.30%, 10/01/02 ................................        100,000        107,765
Bakersfield PFA Revenue, Refunding, Series A, 5.80%, 9/15/05 ................................      3,000,000      3,198,120
California Educational Facilities Authority Revenue, Pooled College and University Financing,
 Refunding, Series B, 5.90%, 6/01/03 ........................................................      1,500,000      1,610,130
California Statewide CDA Revenue, COP, Health Facilities, Barton Memorial Hospital,
 Refunding, Series B, 6.40%, 12/01/05 .......................................................        300,000        322,338
California Statewide Communities Development Corp. COP, Pacific Homes, Series A, 5.90%,
 4/01/09 ....................................................................................      1,000,000      1,077,210
Coastside County Water District 1915 Act GO, Crystal Springs Project, Refunding,
   5.10%, 9/02/03 ...........................................................................        500,000        513,115
   5.30%, 9/02/05 ...........................................................................        625,000        633,200
Fresno Joint Powers Financing Authority Local Agency Revenue, Refunding, Series A, 6.00%,
   9/02/01 ..................................................................................      1,000,000      1,029,110
Los Angeles County Transport Commission COP, Series B, 5.90%, 7/01/00 .......................        100,000        103,570
San Diego Port Facilities Revenue, National Steel and Shipbuilding Co., Refunding, 6.60%,
   12/01/02 .................................................................................        100,000        104,975
San Francisco City and County RDA, Mortgage Revenue, Refunding, Series A, MBIA Insured,
   6.125%, 7/01/02 ..........................................................................         50,000         50,377
San Francisco Downtown Parking Corp. Parking Revenue, 6.25%, 4/01/04 ........................        200,000        222,174
San Joaquin County COP, General Hospital Project, 5.90%, 9/01/03 ............................        200,000        215,576
San Ramon Valley USD, COP, Measure A, Capital Project, Series A, 5.95%, 10/01/01 ............      1,535,000      1,570,305
Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1,
   5.00%, 9/02/06 ...........................................................................        465,000        468,469
   5.25%, 9/02/11 ...........................................................................      1,000,000        999,090
Snowline Joint USD, COP, ETM,
   5.60%, 7/01/01 ...........................................................................        260,000        273,281
   5.70%, 7/01/02 ...........................................................................        275,000        293,835
   5.80%, 7/01/03 ...........................................................................        290,000        315,340
Solano County COP, Justice Facility and Public Building Project, Refunding, 5.875%, 10/01/05         400,000        421,292
Southern California Rapid Transit District Revenue, Special Benefit AD A2, 6.00%, 9/01/02 ...        100,000        106,798
Susanville PFA Revenue, Series A, AMBAC Insured,
   5.90%, 9/01/02 ...........................................................................         25,000         26,398
   6.00%, 9/01/03 ...........................................................................        100,000        105,810
Tahoe City PUD, COP, Capital Facilities Project, Series B, 6.05%, 6/01/01 ...................        500,000        523,950
Tuolumne County COP, Multiple Facilities Project, 6.00%, 6/01/99 ............................        100,000        100,680
                                                                                                                 14,392,908
                                                                                                                -----------
COLORADO 3.9%
Adams County School No 12 COP, Adams Twelve Five Star Schools, MBIA Insured, 4.90%, 12/15/13       2,400,000      2,379,912
Denver City and County Airport Revenue,
   Series A, 7.00%, 11/15/99 ................................................................      3,000,000      3,071,760
   Series C, 6.25%, 11/15/00 ................................................................        335,000        348,085
Montrose County COP, 6.20%, 6/15/03 .........................................................      1,500,000      1,609,680
Summit County Recreational Facilities Revenue, Copper Mountain, Mandatory put, 10/01/99,
 Refunding, 5.90%, 4/01/17 ..................................................................        255,000        258,374
                                                                                                                -----------
                                                                                                                  7,667,811
                                                                                                                -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS
BONDS (CONT.)
CONNECTICUT 3.9%
 Connecticut State Health and Educational Facilities Authority Revenue, Sacred Heart
  University, Refunding, Series C, 6.00%, 7/01/05 .............................................     $   560,000     $   608,339
 Connecticut State HFA, Housing Mortgage Finance Program, Series C-2, 6.00%, 11/15/10 .........       2,000,000       2,151,980
 Stamford Housing Authority MFR, Fairfield Apartments Project, 4.75%, 12/01/28 ................       5,000,000       4,957,150
                                                                                                                    -----------
                                                                                                                      7,717,469
                                                                                                                    -----------
FLORIDA 7.9%
Alachua County Health Facilities Authority Revenue, Santa Fe Health Systems Project,
  Pre-Refunded, 6.875%, 11/15/02 ..............................................................         100,000         104,852
 Gateway Services District Revenue, Transportation Roadway Service Charges, 8.50%, 5/01/04 ....       1,240,000       1,375,693
 Meadow Pointe II CDD, Capital Improvement Revenue,
    6.00%, 7/01/01 ............................................................................       1,750,000       1,772,138
    Series A, 5.25%, 8/01/03 ..................................................................       2,445,000       2,414,633
 Nassau County PCR, ITT Rayonier Inc. Project, Refunding, 6.25%, 6/01/10 ......................       1,000,000       1,061,700
 Northern Palm Beach County Water Control District Revenue, Unit Development No. 31,
    Program 1, Refunding, 6.60%, 11/01/03 .....................................................         405,000         432,998
    Program 2, Refunding, 6.60%, 11/01/03 .....................................................         320,000         342,122
 Palm Beach County IDR, Lourdes-Noreen Mckeen Residence, Geriatric Care Inc. Project,
    6.20%, 12/01/08 ...........................................................................         275,000         293,406
    6.30%, 12/01/09 ...........................................................................         580,000         619,771
(c) Palm Beach County Solid Waste IDR, Okeelanta Power and Light Co. Project, Series A,
    6.375%, 2/15/07 ...........................................................................       1,400,000       1,092,000
 Pembroke Pines Special Assessment, No. 9, 5.75%, 11/01/05 ....................................         785,000         839,950
 Port Saint Lucie Special Assessment Revenue, Utility Service Area No. 3 and 4-A, MBIA
  Insured, 5.00%, 10/01/13 ....................................................................       5,000,000       5,136,300
                                                                                                                    -----------
                                                                                                                     15,485,563
                                                                                                                    -----------
 GEORGIA 2.9%
 Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%, 12/01/13 ...       1,020,000       1,021,683
 Fulton County Development Authority Special Facilities Revenue, Delta Airlines Inc. Project,
  Refunding, 6.85%, 11/01/07 ..................................................................         100,000         108,200
 Macon-Bibb County Urban Development Authority Revenue, MF Housing, Refunding, Series
  A, MBIA Insured, 5.00%, 1/01/07 .............................................................       1,290,000       1,326,081
 Wayne County Development Authority PCR, ITT Rayonier Inc. Project, Refunding, 6.10%, 11/01/07        3,105,000       3,308,781
                                                                                                                    -----------
                                                                                                                      5,764,745
                                                                                                                    -----------
 HAWAII 2.8%
 Hawaii State Department of Budget and Finance Special Purpose Revenue,
    Kaiser Permanente, Series A, 5.10%, 3/01/14 ...............................................       5,000,000       4,963,750
 Kapi'Olani Health Obligation, 5.60%, 7/01/06 .................................................         500,000         537,850
                                                                                                                    -----------
                                                                                                                      5,501,600
                                                                                                                    -----------
 ILLINOIS 3.1%
 Chicago O'Hare International Airport Special Facilities Revenue, United Air Lines Project,
  Refunding, Series A, 5.35%, 9/01/16 .........................................................       2,000,000       1,993,240
 Illinois Educational Facilities Authority Revenue, Columbia College, 5.875%, 12/01/03 ........         850,000         907,596
 Illinois HDA Revenue, Homeowner Mortgage, Sub Series A-1, 6.10%, 2/01/05 .....................         360,000         383,821
 Illinois Health Facilities Authority Revenue,
    St. Elizabeth's Hospital, 6.00%, 7/01/05 ..................................................         425,000         458,040
    Victory Health Services, Series A, 5.25%, 8/15/09 .........................................       1,170,000       1,204,211
 Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
  Convention Center, 5.75%, 7/01/06 ...........................................................       1,000,000       1,070,840
                                                                                                                    -----------
                                                                                                                      6,017,748
                                                                                                                    -----------
 INDIANA 3.1%
 Franklin EDR, Hoover Universal Inc. Project, Johnson Controls, Refunding, 6.10%, 12/01/04 ....       2,000,000       2,179,240
 Indianapolis Local Public Improvement Bond, Refunding, Series D, 6.10%, 2/01/02 ..............         100,000         106,562
 Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C, 5.95%, 5/01/09 ........       3,500,000       3,685,535
                                                                                                                    -----------
                                                                                                                      5,971,337
                                                                                                                    -----------
 IOWA .1%
 Iowa State Financial Authority Hospital Facilities Revenue, Trinity Regional Hospital Project,
  Refunding, ETM, 6.50%, 7/01/00 ..............................................................         200,000         206,028
                                                                                                                    -----------
 KANSAS .8%
 Kansas State Development Finance Authority Hospital Revenue, Susan B. Allen Memorial
  Hospital, Series Z, 4.70%, 12/15/09 .........................................................       1,635,000       1,622,607
                                                                                                                    -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                  PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                            AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
KENTUCKY 1.4%
Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project, Series
  A, 6.75%, 2/01/02 ........................................................................     $  100,000     $  106,182
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
 Regional Health Center Facility, Refunding and Improvement,
   5.70%, 10/01/10 .........................................................................      1,000,000      1,052,850
   5.75%, 10/01/11 .........................................................................      1,500,000      1,579,080
                                                                                                                ----------
                                                                                                                 2,738,112
                                                                                                                ----------
LOUISIANA 3.1%
Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding, Series B, 6.375%,
   11/01/02 ................................................................................         15,000         15,789
Louisiana Public Facilities Authority Revenue, Student Loan, Refunding, Series A-1,
   6.20%, 3/01/01 ..........................................................................         80,000         83,030
Louisiana State Offshore Terminal Authority Deepwater Port Revenue, First Stage, Loop Inc.,
 Refunding, Series B, 6.20%, 9/01/03 .......................................................        100,000        107,605
St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ...............      6,000,000      5,951,160
                                                                                                                ----------
                                                                                                                 6,157,584
                                                                                                                ----------
MARYLAND .1%
Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding,
 Series A, 6.75%, 8/01/02 ..................................................................        160,000        171,990
                                                                                                                ----------

MASSACHUSETTS 4.5%
Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Ogden Haverhill
 Project, Refunding, Series A,
   4.95%, 12/01/06 .........................................................................      2,500,000      2,541,625
   5.15%, 12/01/07 .........................................................................      2,000,000      2,006,120
   5.20%, 12/01/08 .........................................................................      2,000,000      2,006,360
Massachusetts State Industrial Finance Agency Revenue, Youville Senior Care, Series D,
   5.50%, 10/01/12 .........................................................................      1,745,000      1,795,692
New England Educational Loan Marketing Corp. Student Loan Revenue, Refunding, Series
   B, 5.60%, 6/01/02 .......................................................................        415,000        432,679
                                                                                                                ----------
                                                                                                                 8,782,476
                                                                                                                ----------
MICHIGAN 1.2%
Chippewa County Hospital Financing Authority Revenue, Chippewa County War Memorial
  Hospital, Refunding, Series B,
   5.30%, 11/01/07 .........................................................................        815,000        839,466
   5.625%, 11/01/14 ........................................................................        350,000        356,293
Detroit GO, Refunding, Series B, 6.375%, 4/01/06 ...........................................      1,000,000      1,110,830
                                                                                                                ----------
                                                                                                                 2,306,589
                                                                                                                ----------
MINNESOTA .1%
Minneapolis CDA, Supported Development Revenue, Common Bond Fund, Series 91-5A,
7.20%, 12/01/04 ............................................................................        200,000        216,504
                                                                                                                ----------
MISSISSIPPI .4%
Mississippi Development Bank Special Obligation, Oktibbeha County Hospital Revenue
 Project, Refunding, 5.65%, 7/01/06 ........................................................        725,000        765,847
                                                                                                                ----------
MISSOURI 3.2%
Lake of the Ozarks Community Bridge Corp. Bridge System Revenue, Refunding, 5.00%, 12/01/08       3,000,000      2,976,960
Missouri State Health and Educational Facilities Authority Health Facilities Revenue, Park
 Lane Medical Center, Series A, 4.70%, 1/01/04 .............................................      1,200,000      1,239,144
Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association, 5.10%,
  5/15/10 ..................................................................................      1,420,000      1,442,933
West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding, 5.00%, 11/15/04        560,000        571,928
                                                                                                                ----------
                                                                                                                 6,230,965
                                                                                                                ----------
NEBRASKA .8%
Omaha Stadium Facilities Corp. Lease Revenue, Rosenblatt Stadium Project, Series A,
  4.90%, 11/01/13 ..........................................................................      1,100,000      1,107,711
Wayne State College Revenue, Student Fees and Facilities, Refunding, MBIA Insured,
  5.05%, 7/01/10 ...........................................................................        365,000        372,132
                                                                                                                ----------
                                                                                                                 1,479,843
                                                                                                                ----------
NEVADA 1.9%
Clark County Nevada PCR, Nevada Power Co. Project, Refunding, Series D, 5.30%, 10/01/11 ....      1,500,000      1,512,585
Sparks RDA, Tax Allocation Revenue, Refunding, Asset Guaranty, 5.15%, 1/15/08 ..............      2,110,000      2,199,844
                                                                                                                ----------
                                                                                                                 3,712,429
                                                                                                                ----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                 PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                           AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW HAMPSHIRE 2.3%
 New Hampshire Higher Education and Health Facilities Authority Revenue, New Hampshire
  Catholic Charities, Refunding, Series A,
 5.10%, 8/01/04 ...........................................................................     $1,385,000    $ 1,404,529
 New Hampshire State Business Finance Authority PCR, United Illumination, Mandatory put,
  2/01/04, Refunding, Series A,
 4.55%, 7/01/27 ...........................................................................      3,000,000      2,984,250
                                                                                                              -----------
                                                                                                                4,388,779
                                                                                                              -----------
 NEW JERSEY 1.1%
 Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series 1,
 5.90%, 1/01/15 ...........................................................................      1,000,000        995,830
 New Jersey EDA Revenue, Economic Growth, 2nd Series F-1, 6.00%, 12/01/02 .................         70,000         73,403
 New Jersey Health Care Facilities Financing Authority Revenue, Monmouth Medical Center,
  Refunding, ETM, Series C, FSA Insured,
  5.80%, 7/01/04 ..........................................................................      1,000,000      1,098,110
                                                                                                              -----------
                                                                                                                2,167,343
                                                                                                              -----------
 NEW YORK 10.1%
 Metropolitan Transportation Authority Commuter Facilities Revenue, Services Contract,
  Refunding, Series R, 5.50%, 7/01/11 .....................................................      2,215,000      2,368,721
 New York City GO,
    ETM, Series B, 6.25%, 10/01/01 ........................................................         25,000         26,712
    Pre-Refunded, 6.50%, 8/01/04 ..........................................................        105,000        115,726
    Refunding, Series H, 5.90%, 8/01/09 ...................................................        500,000        555,695
    Refunding, Series J, 6.00%, 8/01/08 ...................................................      3,000,000      3,370,830
    Series B, 6.25%, 10/01/01 .............................................................         75,000         79,925
    Series C, 6.50%, 8/01/04 ..............................................................        410,000        449,389
    Series C, 6.50%, 8/01/07 ..............................................................      1,515,000      1,647,850
    Series C, Pre-Refunded, 6.50%, 8/01/07 ................................................        335,000        369,220
    Series H, 7.00%, 2/01/05 ..............................................................         30,000         32,911
    Series H, Pre-Refunded, 7.00%, 2/01/05 ................................................        220,000        243,463
    Series J, 6.00%, 2/15/04 ..............................................................      1,000,000      1,087,580
 New York City Health and Hospital Corp. Revenue, Refunding, Series A, 6.00%, 2/15/06 .....      2,500,000      2,664,950
 New York City IDA, Civic Facility Revenue, New York Blood Center Inc. Project, ETM,
    6.80%, 5/01/02 ........................................................................         90,000         95,311
 New York State Dormitory Authority Revenue, Mental Health Services Facilities Improvement,
  Refunding, Series D, 5.60%, 2/15/07 .....................................................        140,000        152,044
 New York State HFAR, Health Facilities, New York City, Refunding, Series A, 5.90%, 5/01/05      1,000,000      1,084,040
 New York State Tollway Authority Service Contract Revenue, Local Highway and Bridge,
    5.75%, 4/01/08 ........................................................................        500,000        547,040
    5.75%, 4/01/09 ........................................................................      1,150,000      1,248,659
 Pre-Refunded, 5.90%, 4/01/08 .............................................................      1,000,000      1,120,180
 Oneida-Herkimer Solid Waste Management Authority Solid Waste Systems Revenue, Refunding,
  ETM, 6.20%, 4/01/00 .....................................................................        100,000        103,150
 Port Authority of New York and New Jersey Special Obligation Revenue, 3rd Installment,
 7.00%, 10/01/07 ..........................................................................      1,000,000      1,161,550
 Ulster County Resource Recovery Agency Solid Waste System Revenue, 5.90%, 3/01/07 ........      1,100,000      1,171,225
                                                                                                              -----------
                                                                                                               19,696,171
                                                                                                              -----------
 OHIO .9%
 Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services,
  Refunding,
    5.25%, 7/01/08 ........................................................................        575,000        572,027
    5.40%, 7/01/10 ........................................................................        775,000        768,467
    5.50%, 7/01/11 ........................................................................        500,000        497,745
                                                                                                              -----------
                                                                                                                1,838,239
                                                                                                              -----------
 OKLAHOMA 1.5%
 Jackson County Memorial Hospital Authority Revenue, Jackson County Memorial Hospital
  Project, Refunding, 6.75%, 8/01/04 ......................................................      1,775,000      1,878,358
 Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
   5.75%, 8/15/06 .........................................................................      1,000,000      1,039,210
                                                                                                              -----------
                                                                                                                2,917,568
                                                                                                              -----------
 OREGON 1.1%
 Clackamas County Hospital Facilities Authority Revenue, Willamette View Inc. Project,
  Refunding, 6.00%, 11/01/06 ..............................................................        500,000        522,720
 Hillsborough Hospital Facilities Authority Revenue, Refunding, 5.75%, 10/01/12 ...........      1,000,000      1,057,110
 Port Umpqua PCR, International Paper Co. Project, Refunding, Series A, 5.05%, 6/01/09 ....        500,000        517,355
                                                                                                              -----------
                                                                                                                2,097,185
                                                                                                              -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                               AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS
BONDS (CONT.)
PENNSYLVANIA 3.1%
 Cambria County Hospital Development Authority Revenue, Conemaugh Valley Memorial Hospital,
  Refunding and Improvement,
 Series B, Connie Lee Insured, 5.90%, 7/01/03 .................................................     $   100,000     $   108,758
 Chartiers Valley Industrial and Commercial Development Authority Revenue, First Mortgage,
  Asbury Place Project, 6.25%, 2/01/06 ........................................................         270,000         285,306
 Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding, 5.40%, 7/01/07       1,135,000       1,154,704
 Northeastern Hospital and Educational Authority College Revenue, Kings College Project,
  Refunding, Series B, 5.60%, 7/15/03 .........................................................         410,000         430,492
 Philadelphia Gas Works Revenue,
    First Series C, FSA Insured, 5.00%, 7/01/13 ...............................................       1,680,000       1,707,451
    Refunding, Series A, 5.70%, 7/01/00 .......................................................         300,000         307,137
    Refunding, Series A, 5.80%, 7/01/01 .......................................................         300,000         312,819
 Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc.,
  Pre-Refunded, 6.50%, 1/01/10 ................................................................       1,685,000       1,732,399
                                                                                                                    -----------
                                                                                                                      6,039,066
                                                                                                                    -----------
 SOUTH CAROLINA .5%
 Charleston County Resource Recovery Revenue, Foster Wheeler Charleston, Refunding, AMBAC
   Insured, 5.25%, 1/01/10 ....................................................................       1,000,000       1,055,750
                                                                                                                    -----------

 SOUTH DAKOTA .5%
 South Dakota HDA Revenue, Homeownership Mortgage, Series D, 6.05%, 5/01/04 ...................         990,000       1,057,082

 TENNESSEE .9%
 Memphis-Shelby County Airport Authority Special Facilities and Project Revenue, Federal
  Express Corp., Refunding, 5.35%, 9/01/12 ....................................................       1,000,000       1,041,030
 Metropolitan Government of Nashville and Davidson County IDBR, Osco Treatment Inc.,
  Refunding and Improvement, 6.00%, 5/01/03 ...................................................         750,000         783,810
                                                                                                                    -----------
                                                                                                                      1,824,840
                                                                                                                    -----------
 TEXAS 4.0%
 Abilene Higher Educational Facilities Corp.,
    ETM, 5.90%, 10/01/05 ......................................................................          65,000          72,277
    Higher Education Revenue, Abilene Christian, Refunding and Improvement, 5.90%, 10/01/05 ...         720,000         781,078
 Houston Airport System Revenue, sub. lien, Series B, 4.80%, 7/01/13 ..........................       2,000,000       1,971,360
 Houston ISD, Refunding, 5.50%, 8/15/09 .......................................................       1,000,000       1,044,400
 North Central Health Facility Development Corp. Revenue, C.C. Young Memorial Home Project,
  Refunding, Series C, 6.10%, 2/15/06 .........................................................         400,000         431,144
 Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.35%, 11/01/10 .       2,500,000       2,559,550
 Travis County GO, Refunding, 5.00%, 3/01/11 ..................................................       1,000,000       1,029,110
                                                                                                                    -----------
                                                                                                                      7,888,919
                                                                                                                    -----------
 US TERRITORIES 6.3%
 District of Columbia GO,
    ETM, Series A, 5.875%, 6/01/05 ............................................................          30,000          32,992
    Refunding, Series A, 5.875%, 6/01/05 ......................................................         670,000         719,989
 Puerto Rico Electric Power Authority Revenue,
    Refunding, Series Q, 5.90%, 7/01/01 .......................................................         100,000         105,223
    Series T, 6.00%, 7/01/04 ..................................................................       1,345,000       1,476,904
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.30%, 10/01/11       5,000,000       5,082,050
 Virgin Islands Water and Power Authority Water System Revenue, Refunding,
    5.00%, 7/01/03 ............................................................................         500,000         509,505
    4.875%, 7/01/06 ...........................................................................       2,000,000       2,007,820
    5.00%, 7/01/09 ............................................................................       2,400,000       2,394,096
                                                                                                                    -----------
                                                                                                                     12,328,579
                                                                                                                    -----------
 UTAH .5%
 Salt Lake County College Revenue, Westminster College Project, 5.50%, 10/01/12 ...............         340,000         347,344
 Utah State HFA, SFM, Refunding, 5.85%, 7/01/08 ...............................................         575,000         614,129
                                                                                                                    -----------
                                                                                                                        961,473
                                                                                                                    -----------
 VIRGINIA 4.8%
 Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 5.85%, 9/01/04 .......       2,800,000       3,028,872
 Virginia State GO, 5.00%, 6/01/09 ............................................................       1,000,000       1,061,640

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                  PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                             AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 VIRGINIA (CONT.)
 Virginia State HDA,
    Commonwealth Mortgage, Sub Series C-7, 5.60%, 1/01/03 .................................     $  1,695,000      $ 1,776,157
    Commonwealth Mortgage, Sub Series C-7, 5.70%, 1/01/04 .................................        1,475,000        1,554,680
    MF Housing, Series B, 5.15%, 11/01/12 .................................................        1,905,000        1,938,311
                                                                                                                 ------------
                                                                                                                    9,359,660
                                                                                                                 ------------
 WASHINGTON 3.6%
(b) Grant County PUD No. 2, Priest Rapids Hydroelectric Revenue, Second Series, Series A,
  MBIA Insured, 5.00%, 1/01/14 ............................................................        1,095,000        1,075,805
 Marysville Water and Sewer Revenue, Refunding, MBIA Insured, 5.75%, 12/01/05 .............          600,000          645,192
 Spokane Downtown Foundation Parking Revenue, River Park Square Project, Asset Guaranty
  Insured, 5.00%, 8/01/08 .................................................................        3,000,000        3,095,340
 Washington State Public Power Supply System Revenue,
    Nuclear Project No. 1, Refunding, Series A, AMBAC Insured, 5.70%, 7/01/09 .............        1,000,000        1,092,510
    Nuclear Project No. 2, Refunding, Series A, 5.375%, 7/01/10 ...........................        1,000,000        1,040,110
                                                                                                                 ------------
                                                                                                                    6,948,957
                                                                                                                 ------------
 WEST VIRGINIA .8%
 West Virginia Public Energy Authority Energy Revenue, Morgantown Association Project,
   Series A, 5.05%, 7/01/08 ...............................................................        1,500,000        1,535,595
                                                                                                                 ------------
 WISCONSIN .6%
 Wisconsin State GO, Refunding, Series 1, 5.50%, 5/01/10 ..................................        1,000,000        1,078,230
                                                                                                                  -----------
 TOTAL BONDS ..............................................................................                       189,831,465
                                                                                                                 ------------
(d) ZERO COUPON BONDS 1.1%
 CALIFORNIA
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien,
  Refunding, Series A, 1/15/17 ............................................................        3,000,000        2,101,590
                                                                                                                 ------------
 TOTAL LONG TERM INVESTMENTS (COST $184,761,831) ..........................................                       191,933,055
                                                                                                                 ------------
(a) SHORT TERM INVESTMENTS 1.3%
 Hawaii State Housing Finance and Development Corp. Revenue, Rental Housing System,
 Series A, Weekly VRDN and Put,
 3.00%, 7/01/24 ...........................................................................          300,000          300,000
 Irvine 1915 Act, AD No. 93, Daily VRDN and Put, 2.75%, 9/02/23 ...........................        1,200,000        1,200,000
 Lake Charles Harbor and Terminal District Revenue Updates, Reynolds Metal Company Project,
  Weekly VRDN and Put, 2.20%, 5/01/06 .....................................................          100,000          100,000
 North Carolina Medical Care Commission Revenue, Carol Woods Project, Daily VRDN and
  Put, 3.00%, 4/01/21 .....................................................................          700,000          700,000
 Perry County PCR, Leaf River Forest Project, Refunding, Daily VRDN and Put, 3.20%, 3/01/02          300,000          300,000
                                                                                                                 ------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,600,000) ...........................................                         2,600,000
                                                                                                                 ------------
 TOTAL INVESTMENTS (COST $187,361,831) 99.5% ..............................................                       194,533,055
 OTHER ASSETS, LESS LIABILITIES .5% .......................................................                         1,065,313
                                                                                                                 ------------
 NET ASSETS 100.0% ........................................................................                      $195,598,368
                                                                                                                 ------------

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
(c) See Note 6 regarding defaulted securities.
(d) Zero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                                                   YEAR ENDED FEBRUARY 28,
CLASS A                                                    1999(2)           1998            1997           1996          1995
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $    11.68       $    11.21     $    11.19     $    10.74    $    11.25
                                                         ------------------------------------------------------------------------
Income from investment operations:
 Net investment income ...............................          .66              .69            .71            .74           .74
 Net realized and unrealized gains (losses) ..........         (.18)             .47            .04            .45          (.51)
                                                         ------------------------------------------------------------------------
Total from investment operations .....................          .48             1.16            .75           1.19           .23
                                                         ------------------------------------------------------------------------
Less distributions from:
 Net investment income ...............................         (.65)            (.68)          (.73)(1)       (.74)         (.74)
 In excess of net investment income ..................           --             (.01)            --             --            --
 Net realized gains ..................................         (.02)              --             --             --            --
                                                         ------------------------------------------------------------------------
Total distributions ..................................         (.67)            (.69)          (.73)          (.74          (.74)
                                                         ------------------------------------------------------------------------
Net asset value, end of year .........................   $    11.49       $    11.68     $    11.21     $    11.19    $    10.74
                                                         ------------------------------------------------------------------------

Total return* ........................................         4.21%           10.64%          7.01%         11.35          2.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $5,988,204       $5,742,939     $4,505,258     $3,787,147    $3,287,270
Ratios to average net assets:
 Expenses ............................................          .62%             .61%           .62%           .61           .60%
 Net investment income ...............................         5.64%            5.98%          6.41%          6.68          6.92%
Portfolio turnover rate ..............................        18.55%           15.84%          6.98%          9.23         15.89%

CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................       $11.51
                                                             -------
Income from investment operations-net investment
  income .............................................          .11
Less distributions from net investment income ........         (.10)
                                                             -------
Net asset value, end of period .......................       $11.52
                                                             -------

Total return* ........................................          .96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) $15,487 Ratios
 to average net assets:
 Expenses ............................................         1.18%**
 Net investment income ...............................         5.06%**
Portfolio turnover rate ..............................        18.55%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
(**) Annualized.
(1) Includes distributions in excess of net investment income in the amount of $.008.
(2) For the period January 1, 1999 (effective date) to February 28, 1999 for Class B.

FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND (CONT.)


                                                                        YEAR ENDED FEBRUARY 28,
CLASS C                                              1999               1998              1997            1996(1)
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........        $  11.75          $  11.26          $  11.24          $ 10.81
                                                   --------------------------------------------------------------
Income from investment operations:
 Net investment income ....................             .60               .63               .66              .56
 Net realized and unrealized gains (losses)            (.18)              .48               .03              .42
                                                   --------------------------------------------------------------
Total from investment operations ..........             .42              1.11               .69              .98
                                                   --------------------------------------------------------------
Less distributions from:
 Net investment income ....................            (.59)             (.62)             (.67)(2)           (.55)
 Net realized gains .......................            (.02)               --                --               --
                                                   --------------------------------------------------------------
Total distributions .......................            (.61)             (.62)             (.67)            (.55)
                                                   --------------------------------------------------------------
Net asset value, end of year ..............        $  11.56          $  11.75          $  11.26          $ 11.24
                                                   --------------------------------------------------------------

Total return* .............................            3.69%            10.15%             6.36%            9.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........        $631,974          $423,264          $194,400          $48,163
Ratios to average net assets:
 Expenses .................................            1.18%             1.18%             1.18%            1.18%**
 Net investment income ....................            5.07%             5.38%             5.78%            6.07%**
Portfolio turnover rate ...................           18.55%            15.84%             6.98%            9.23%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
(**) Annualized
(1)  For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.
(2) Includes distributions in excess of net investment income in the amount of $.003.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                      PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.1%
 BONDS 94.6%
 ALABAMA 1.2%
 Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., Boise Cascade
  Corp., 6.45%, 12/01/23 ....................................................................        $20,400,000     $ 21,822,288
 Jefferson County Sewer Revenue, wts., Series D, FGIC Insured, 5.75%,
      2/01/22 ...............................................................................          7,500,000        8,097,825
      2/01/27 ...............................................................................         18,535,000       19,999,636
 Marshall County Health Care Authority Hospital Revenue, Boaz-Albertville Medical Center,
  Refunding, 6.20%, 1/01/08 .................................................................          3,300,000        3,455,364
 Mcintosh IDB, Environmental Improvement Revenue, CIBA Specialty, Refunding, Series
   C, 5.375%, 6/01/28 .......................................................................          3,000,000        3,033,840
 Mobile IDB, Solid Waste Disposal Revenue, Mobile Energy Service Co. Project, Refunding,
  6.95%, 1/01/20 ............................................................................         46,500,000       24,645,000
                                                                                                                     ------------
                                                                                                                       81,053,953
                                                                                                                     ------------
 ALASKA .9%
 Alaska Industrial Development and Export Authority Power Revenue, Upper Lynn Canal
  Regional Power,
    5.70%, 1/01/12 ..........................................................................          2,000,000        2,024,000
    5.80%, 1/01/18 ..........................................................................          1,245,000        1,254,848
    5.875%, 1/01/32 .........................................................................          3,600,000        3,621,132
 Alaska Industrial Development and Export Authority Revenue, American President Lines
   Project, Refunding, 8.00%, 11/01/09 ......................................................          4,000,000        4,158,640
 Alaska Industrial Development and Export Authority, Revolving Fund, Series A, 6.20%, 4/01/10            815,000          874,283
 Alaska State HFC,
    Refunding, Series A, 6.10%, 12/01/37 ....................................................         22,000,000       23,109,020
    Refunding, Series A, MBIA Insured, 6.00%, 12/01/15 ......................................          3,655,000        3,886,435
    Refunding, Series A, MBIA Insured, 5.875%, 12/01/24 .....................................          5,000,000        5,212,850
    Refunding, Series A, MBIA Insured, 5.875%, 12/01/30 .....................................         12,475,000       12,961,775
    Series A, MBIA Insured, 5.85%, 12/01/15 .................................................          4,670,000        4,887,389
                                                                                                                     ------------
                                                                                                                       61,990,372
                                                                                                                     ------------
 ARIZONA 5.3%
 Apache County IDA, PCR, Tucson Electric Power Co. Project,
    Series A, 5.85%, 3/01/28 ................................................................         49,150,000       48,810,374
    Series B, 5.875%, 3/01/33 ...............................................................         54,450,000       54,251,258
    Series C, 5.85%, 3/01/26 ................................................................         16,500,000       16,389,120
 Arizona Health Facilities Authority Revenue, Bethesda Foundation Project, Series A,
    6.375%, 8/15/15 .........................................................................            400,000          423,608
    6.40%, 8/15/27 ..........................................................................          3,000,000        3,158,700
 Coconino County PCR, Tucson Electric Power Navajo, Refunding,
    Series A, 7.125%, 10/01/32 ..............................................................         21,125,000       23,603,596
    Series B, 7.00%, 10/01/32 ...............................................................          7,500,000        8,371,275
 Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ...................................          4,000,000        3,921,880
 Gilbert Water Resources Municipal Property Corp. Water and Wastewater System Revenue,
    sub. lien, 6.875%,
    4/01/14 .................................................................................          1,000,000        1,024,700
    4/01/16 .................................................................................          1,000,000        1,035,940
 Maricopa County PCC, PCR, Public Service Co. of Colorado,
    Palo Verde, Refunding, Series A, 6.375%, 8/15/23 ........................................          8,500,000        8,999,375
    Refunding, Series A, 5.75%, 11/01/22 ....................................................         20,150,000       20,235,033
 Maricopa County Rural Road ID, 8.625%, 7/01/07 .............................................          4,000,000        4,334,520
    Pima County IDAR, Tucson Electric Power Co. Project,
    Series A, 6.10%, 9/01/25 ................................................................          3,990,000        3,980,105
    Series B, 6.00%, 9/01/29 ................................................................         94,690,000       94,452,328
    Series C, 6.00%, 9/01/29 ................................................................         37,000,000       36,907,130
 Red Hawk Canyon Community Facility Revenue, 7.625%, 6/01/05 ................................         14,810,000       15,451,569
 Salt River Project Agricultural Improvement and Power District Electric System Revenue,
  Series A, 6.00%, 1/01/31 ..................................................................          5,000,000        5,167,100
                                                                                                                     ------------
                                                                                                                      350,517,611
                                                                                                                     ------------
 ARKANSAS .4%
 Baxter County IDR, Aeroquip/Trinova Corp. Project, Refunding, 5.80%, 10/01/13 ..............          2,400,000        2,589,192
 Conway Hospital Revenue, Refunding, 8.375%, 7/01/11 ........................................          1,000,000        1,069,640
 Independence County PCR,
    Arkansas Power and Light Co. Project, Refunding, 6.25%, 1/01/21 .........................          5,000,000        5,337,000
    Mississippi Power and Light Co. Project, Series A, 9.00%, 7/01/13 .......................          4,275,000        4,341,733

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT              VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 ARKANSAS (CONT.)
 Independence County PCR, (cont.)
    Mississippi Power and Light Co. Project, Series B, 9.00%, 7/01/13 ....................        $ 1,185,000        $ 1,203,498
    Mississippi Power and Light Co. Project, Series C, 9.50%, 7/01/14 ....................            200,000            203,436
 Jefferson County PCR, Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17 .........         12,150,000         12,387,654
 North Little Rock Health Facilities Board Health Care Revenue, Baptist Health Facility,
   Series A, MBIA Insured, 5.50%, 12/01/21 ...............................................            700,000            730,534
                                                                                                                     -----------
                                                                                                                      27,862,687
                                                                                                                     -----------
 CALIFORNIA 7.4%
 Adelanto Water Authority Revenue, sub. lien, Water Systems Acquisition Project, Series A,
    7.50%, 9/01/28 .......................................................................         21,330,000         23,214,719
 Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 ......         12,950,000         14,069,528
 Antioch 1915 Act, AD No. 27, Lone Tree,
    Series C, 7.70%, 9/02/17 .............................................................         11,030,000         11,360,900
    Series D, 7.30%, 9/02/13 .............................................................          4,315,000          4,444,450
 Antioch PFA, Reassessment Revenue, sub. lien, Series B, 5.85%, 9/02/15 ..................          7,000,000          6,948,830
 Arroyo Grande Hospital System COP, Vista Hospital Systems,
    Refunding, Series A, 9.50%, 7/01/20 ..................................................         22,515,000         25,400,973
    Series A, 8.375%, 7/01/06 ............................................................          2,500,000          2,671,625
 Avenal PFA Revenue, Refunding,
    7.00%, 9/02/10 .......................................................................          1,660,000          1,694,594
    7.25%, 9/02/27 .......................................................................          3,665,000          3,792,872
 Azusa RDA, Tax Allocation, Merged Area Project, Refunding, Series A, 6.75%, 8/01/23 .....          2,850,000          3,086,208
 Beaumont PFA Revenue, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23 ..          4,575,000          5,617,231
 Benicia 1915 Act, Fleetside Industrial Park Assessment, Refunding,
    5.25%, 9/02/99 .......................................................................            180,000            180,655
    5.50%, 9/02/00 .......................................................................            195,000            197,906
    5.65%, 9/02/01 .......................................................................            205,000            209,490
    5.80%, 9/02/02 .......................................................................            215,000            221,429
    5.90%, 9/02/03 .......................................................................            225,000            232,614
    6.00%, 9/02/04 .......................................................................            240,000            248,057
    6.10%, 9/02/05 .......................................................................            255,000            263,428
    6.20%, 9/02/06 .......................................................................            270,000            278,918
    6.30%, 9/02/07 .......................................................................            290,000            299,605
    6.40%, 9/02/08 .......................................................................            305,000            314,989
    6.50%, 9/02/09 .......................................................................            325,000            335,657
    6.60%, 9/02/10 .......................................................................            340,000            351,091
    6.70%, 9/02/11 .......................................................................            365,000            377,009
    6.80%, 9/02/12 .......................................................................            245,000            253,119
 California Educational Facilities Authority Revenue, Pooled College and University
  Financing, Series B, 6.125%, 6/01/09 ...................................................          3,000,000          3,239,520
 California Health Facilities Financing Authority Revenue, Summit Medical Center,
    Series A, Pre-Refunded, 7.50%, 5/01/09 ...............................................          4,370,000          4,489,083
    Series A, Pre-Refunded, 7.60%, 5/01/15 ...............................................          2,155,000          2,214,069
    Series B, Pre-Refunded, 7.50%, 5/01/09 ...............................................          5,255,000          5,398,199
 California HFAR, MFHR, Series A, AMBAC Insured, 6.05%, 8/01/27 ..........................          2,000,000          2,134,340
 California Special Districts Association Finance Corp., COP, Series V, 7.50%, 5/01/13 ...            820,000            890,061
 California State GO, 5.75%, 3/01/19 .....................................................            310,000            332,534
 California Statewide CDA, California State University Northridge, Refunding, AMBAC
   Insured, 6.00%, 4/01/26 ...............................................................          2,500,000          2,741,700
 Capistrano USD, CFD,
    Special Tax No. 9, 6.60%, 9/01/05 ....................................................            285,000            324,404
    Special Tax No. 9, 6.70%, 9/01/06 ....................................................            280,000            319,864
    Special Tax No. 9, 6.80%, 9/01/07 ....................................................            325,000            372,606
    Special Tax No. 9, 6.90%, 9/01/08 ....................................................            260,000            299,153
    Special Tax No. 9, 7.00%, 9/01/18 ....................................................          1,000,000          1,154,710
 Contra Costa County PFA Revenue, Refunding,
    6.625%, 9/02/10 ......................................................................          2,300,000          2,374,612
    6.875%, 9/02/16 ......................................................................          2,610,000          2,695,138

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
 Corona COP,
    Corona Community Hospital Project, ETM, 9.425%, 9/01/06 ...............................       $ 7,955,000       $ 9,698,497
    Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ......................         8,820,000        12,307,340
    Vista Hospital System, Refunding, Series B, 8.375%, 7/01/06 ...........................        11,100,000        11,862,015
    Vista Hospital System, Refunding, Series B, 9.50%, 7/01/20 ............................        10,885,000        12,280,239
 Eden Township Hospital District Health Facilities Revenue COP, Insured Eden Hospital
  Health Services Corp., Refunding,
    5.85%, 7/01/18 ........................................................................         4,845,000         5,133,907
 Emeryville RDA, MFHR, Emery Bay Apartments II,
    Refunding, Series A, 5.85%, 10/01/28 ..................................................        15,125,000        15,308,164
    sub. lien, Refunding, Series B, 6.35%, 10/01/28 .......................................         3,555,000         3,580,525
    sub. lien, Refunding, Series C, 7.875%, 10/01/28 ......................................         2,095,000         2,113,038
 Foothill/Eastern Corridor Agency, Toll Road Revenue, senior lien, Series A, 6.50%, 1/01/32        37,675,000        42,140,241
 Gateway Improvement Authority Revenue, Marin City CFD, Series A, Pre-Refunded,
    7.75%, 9/01/25 ........................................................................         4,500,000         5,454,180
 Hawthorne CRDA, Hawthorne Plaza Project, Refunding, 8.50%, 7/01/20 .......................         4,175,000         4,380,619
 Hesperia PFA Revenue, Series B, 7.375%, 10/01/23 .........................................         6,365,000         6,737,225
 Irvine 1915 Act, AD No. 96, Group One, 5.75%, 9/02/22 ....................................         1,000,000         1,010,780
 Lake Elsinore 1915 Act, AD No. 9, Series A, 7.90%, 9/02/24 ...............................         6,000,000         6,352,560
 Long Beach Special Tax, CFD No. 2, 7.50%, 9/01/11 ........................................         3,065,000         3,082,379
 Los Angeles County CFD No. 4 Special Tax, Improvement Area B, Series A, 9.25%, 9/01/22 ...        29,500,000        30,708,615
 Los Angeles MFR, Refunding,
    Series J-1A, 7.125%, 1/01/24 ..........................................................           175,000           180,651
    Series J-1B, 7.125%, 1/01/24 ..........................................................           675,000           696,796
    Series J-1C, 7.125%, 1/01/24 ..........................................................         1,435,000         1,481,336
    Series J-2A, 8.50%, 1/01/24 ...........................................................           955,000           983,621
    Series J-2B, 8.50%, 1/01/24 ...........................................................         3,330,000         3,429,800
    Series J-2C, 8.50%, 1/01/24 ...........................................................         7,090,000         7,302,487
 Los Angeles Regional Airports Improvement Corp. Lease Revenue,
    Facilities Sub-Lease, Continental Airlines, 9.00%, 8/01/08 ............................         1,800,000         1,850,112
    Facilities Sub-Lease, Continental Airlines, 9.00%, 8/01/17 ............................         7,595,000         7,806,445
    Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ...............        25,000,000        27,217,500
    United Airlines, International Airport, Refunding, 6.875%, 11/15/12 ...................         9,500,000        10,394,140
 Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 ........................         2,335,000         2,613,846
 Orinda 1915 Act, AD No. 9, Oak Springs, 8.25%, 9/02/19 ...................................         2,834,000         2,934,579
 Palmdale Special Tax CFD, No. 9 Ritter Ranch Project, Series A, 8.50%, 9/01/24 ...........        23,500,000        21,150,000
 Perris PFA, Local Agency Revenue, Series B,
    7.125%, 8/15/15 .......................................................................         2,035,000         2,143,018
    7.25%, 8/15/23 ........................................................................         4,095,000         4,322,232
 Riverside County COP, Airforce Village Project West Inc., Series A, 8.125%,
    6/15/07 ...............................................................................         7,160,000         7,708,742
    6/15/12 ...............................................................................         5,290,000         5,687,226
 Roseville Special Tax, North Central CFD No. 1,
    8.60%, 11/01/17 .......................................................................        12,000,000        13,197,120
    5.75%, 9/01/23 ........................................................................         3,000,000         3,031,650
 San Bernardino County Finance Authority Revenue, Public Improvement, AD, Refunding,
      Series A,
    6.00%, 9/02/01 ........................................................................         1,450,000         1,486,192
    6.50%, 9/02/04 ........................................................................         1,285,000         1,317,626
    7.00%, 9/02/17 ........................................................................         2,720,000         2,787,293
 San Francisco Downtown Parking Corp. Parking Revenue,
    6.55%, 4/01/12 ........................................................................         1,800,000         1,985,184
    6.65%, 4/01/18 ........................................................................         2,150,000         2,366,398
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, 5.00%, 1/01/33 .......         5,930,000         5,732,531
 San Jose MFHR, Timberwood Apartments, Series B, 9.25%, 2/01/10 ...........................         1,500,000         1,546,695
 San Luis Obispo COP, Vista Hospital System Inc., 8.375%, 7/01/29 .........................        22,000,000        23,674,420
 San Ramon 1915 Act, Fostoria Parkway Reassessment District No. 9,
    6.30%, 9/02/03 ........................................................................           185,000           192,911
    6.80%, 9/02/15 ........................................................................           680,000           710,185
 Santa Margarita/Dana Point Authority Revenue, ID 3, 3A, 4, and 4A, Refunding,
    Series B, MBIA Insured, 5.75%, 8/01/20 ................................................         3,000,000         3,214,860

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
 Santa Rosa 1915 Act, Fountain Grove Parkway Extension Assessment, Pre-Refunded,
    7.40%, 9/02/13 ........................................................................        $  3,340,000      $  3,440,200
    7.625%, 9/02/19 .......................................................................           3,450,000         3,553,500
 South San Francisco RDA Tax Allocation, Gateway Redevelopment Project, Pre-Refunded,
   7.60%, 9/01/18 .........................................................................           2,000,000         2,134,680
 Vallejo Special Tax, CFD No. 198, 8.90%, 8/01/21 .........................................           7,500,000         8,233,800
                                                                                                                     ------------
                                                                                                                      493,703,990
                                                                                                                     ------------
 COLORADO 2.5%
 Adams County PCR, Public Service Co. of Colorado Project, Refunding, AMBAC Insured,
    5.10%, 1/01/19 ........................................................................           6,750,000         6,716,183
 Arvada Limited Sales and Use Tax Revenue, Pre-Refunded, 7.50%, 6/01/11 ...................           2,485,000         2,700,375
 Arvada MFHR, Springwood Community Project, 6.45%, 2/20/26 ................................           3,000,000         3,161,520
 Auraria Higher Education Center, Parking Facilities Revenue, Pre-Refunded,
    7.75%, 4/01/09 ........................................................................           3,450,000         3,612,978
    7.875%, 4/01/12 .......................................................................           1,600,000         1,677,696
 Colorado Health Facilities Authority Revenue,
    Beneficial Living System Inc., Series A, 10.125%, 10/01/20 ............................          12,300,000        13,198,392
    Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.45%,
     7/01/08 ..............................................................................           1,135,000         1,137,372
    Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.75%,
     7/01/20 ..............................................................................           3,000,000         2,956,260
    Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.875%,
     7/01/28 ..............................................................................           5,290,000         5,313,382
 Colorado HFA,
    SF Program, Series A-2, 9.25%, 8/01/01 ................................................             105,000           108,949
    SF Program, Series A-2, 9.375%, 8/01/02 ...............................................             240,000           251,321
    SF Program, Series B-1, 8.70%, 8/01/01 ................................................             175,000           180,619
    SFMR, Series B-3, 9.75%, 8/01/02 ......................................................             230,000           235,886
    SFMR, Series C, 9.20%, 8/01/02 ........................................................             385,000           400,138
    SFMR, Series C, 9.075%, 8/01/03 .......................................................             640,000           673,286
 Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior Series A, MBIA
   Insured, 5.00%, 9/01/21 ................................................................           9,000,000         8,821,350
 Colorado Springs Utilities Revenue, Series A, Pre-Refunded, 6.10%, 11/15/24 ..............           3,735,000         4,215,134
 Denver City and County Airport Revenue,
    Series A, 8.25%, 11/15/12 .............................................................           5,350,000         5,764,251
    Series A, 8.50%, 11/15/23 .............................................................          29,060,000        31,452,510
    Series A, 8.00%, 11/15/25 .............................................................             135,000           145,024
    Series A, MBIA Insured, 5.50%, 11/15/25 ...............................................           8,830,000         9,103,730
    Series A, Pre-Refunded, 8.25%, 11/15/12 ...............................................             490,000           537,716
    Series A, Pre-Refunded, 8.50%, 11/15/23 ...............................................           2,740,000         3,018,028
    Series A, Pre-Refunded, 8.00%, 11/15/25 ...............................................              10,000            10,933
    Series D, 7.75%, 11/15/13 .............................................................             500,000           632,825
    Series D, 7.75%, 11/15/21 .............................................................           3,425,000         3,751,642
    Series D, Pre-Refunded, 7.75%, 11/15/21 ...............................................             765,000           859,822
 Eagle County Airport Terminal Project Revenue, 7.50%, 5/01/21 ............................           2,305,000         2,485,228
 Eagle County Sports and Housing Facilities Revenue, Vail Associate Project, Refunding,
    6.95%, 8/01/19 ........................................................................          41,200,000        46,004,332
 Fremont County COP, Lease Purchase, MBIA Insured, 5.30%, 12/15/17 ........................           2,000,000         2,063,000
 Stonegate Village Metropolitan District, Refunding and Improvement, Series A, FSA Insured,
    5.60%, 12/01/25 .......................................................................           4,640,000         4,878,728
(e)Villages Castle Rock Metropolitan District No. 4, Refunding, 8.50%, 6/01/31 ............           3,000,000         1,804,740
                                                                                                                     ------------
                                                                                                                      167,873,350
                                                                                                                     ------------
 CONNECTICUT 2.2%
 Connecticut State Development Authority First Mortgage Revenue, East Hill Gladeview
  Health Project 86, Pre-Refunded,
    9.75%, 12/15/16 .......................................................................           2,600,000         2,853,422
 Connecticut State Development Authority PCR,
    Connecticut Light and Power, Refunding, Series B, 5.95%, 9/01/28 ......................          21,750,000        21,851,355
    Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 ......................          74,975,000        75,319,885
    Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 ...............          12,500,000        12,557,500
 Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic
  Co. Project, 6.15%, 4/01/35 .............................................................           3,000,000         3,246,240
 Connecticut State Health and Educational Facilities Authority Revenue,
    Sacred Heart University, Refunding, Series C, 6.50%, 7/01/16 ..........................           2,000,000         2,274,700
    Windham Community Memorial Hospital, Series C, 6.00%, 7/01/11 .........................           2,400,000         2,532,096

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CONNECTICUT (CONT.)
 Connecticut State HFA, Housing Mortgage Finance Program,
    Series C-1, 6.30%, 11/15/17 ..........................................................        $19,995,000       $ 21,727,567
    Sub Series F-1, 6.00%, 5/15/17 .......................................................          3,500,000          3,746,715
                                                                                                                    ------------
                                                                                                                     146,109,480
                                                                                                                    ------------
 FLORIDA 6.8%
 Alachua County Health Facilities Authority Revenue, Shands Teaching Hospital, Series A,
  MBIA Insured, 5.80%, 12/01/26 ..........................................................          2,990,000          3,236,825
 Brooks of Bonita Springs CDD, Capital Improvement Revenue,
    Series A, 6.20%, 5/01/19 .............................................................         11,200,000         11,147,808
    Series B, 5.65%, 5/01/06 .............................................................          2,850,000          2,820,075
 Broward County Resource Recovery Revenue, Broward Waste Energy Co., LP, North Project,
  Series 1984, 7.95%, 12/01/08 ...........................................................         18,160,000         19,167,880
 Capron Trails CDD,
    9.375%, 12/01/01 .....................................................................          1,100,000          1,165,043
    9.50%, 12/01/10 ......................................................................          5,795,000          6,134,587
 Championsgate CDD, Capital Improvement Revenue,
    Series A, 6.25%, 5/01/20 .............................................................          2,835,000          2,798,712
    Series B, 5.70%, 5/01/05 .............................................................          1,520,000          1,511,306
 East County Water Control District, Lee County Drain, Series 1991, Pre-Refunded,
    8.75%, 9/01/01 .......................................................................          1,800,000          1,918,674
    8.625%, 9/01/11 ......................................................................         10,565,000         11,588,220
 Florida State Board of Education Capital Outlay, Public Education, Series B, 5.875%,
    6/01/24 ..............................................................................          7,000,000          7,619,220
    6/01/25 ..............................................................................          2,000,000          2,176,920
 Gateway Services District Water Management Benefit Tax Revenue, Second Assessment Area,
  Phase One, 8.00%, 5/01/20 ..............................................................          4,010,000          4,311,993
 Heritage Harbor CDD, Special Assessment Revenue,
    Series A, 6.70%, 5/01/19 .............................................................          1,895,000          1,905,062
    Series B, 6.00%, 5/01/03 .............................................................          2,750,000          2,767,793
 Heritage Isles CDD, Special Assessment Revenue, Series A, 5.75%, 5/01/05 ................          2,000,000          2,013,200
 Heritage Palms CDD, Capital Improvement Revenue, 5.40%, 11/01/03 ........................          5,140,000          5,118,720
 Highlands County Health Facilities Authority Revenue, Adventist Health Systems, 5.25%,
    11/15/28 .............................................................................         10,000,000          9,692,200
 Indian Trace CDD,
    Water and Sewer Revenue, Expansion, 6.875%, 4/01/10 ..................................         10,400,000         10,896,392
    Water Management Special Benefit, Refunding, Sub Series B, 8.25%, 5/01/05 ............          9,065,000         10,101,492
    Water Management Special Benefit, Refunding, Sub Series B, 8.25%, 5/01/11 ............         12,760,000         14,328,842
 Lakeland Retirement Community Revenue, First Mortgage, Carpenters Home, Refunding,
  Series A, 6.75%, 1/01/19 ...............................................................         15,345,000         15,326,433
 Lakewood Ranch CDD 2, Benefit Special Assessment,
    6.25%, 5/01/18 .......................................................................         11,970,000         11,811,038
    Series A, 8.125%, 5/01/17 ............................................................         10,245,000         11,265,914
    Series B, 8.125%, 5/01/17 ............................................................          4,565,000          5,019,902
 Lakewood Ranch CDD 3, Special Assessment Revenue, 7.625%, 5/01/18 .......................          8,245,000          8,872,609
 Manatee County IDR, Manatee Hospital and Health System Inc., Pre-Refunded, 9.25%, 3/01/21          6,500,000          7,342,010
 Meadow Pointe CDD, Capital Improvement Revenue, 6.875%, 7/01/99 .........................          7,870,000          7,909,665
 Meadow Pointe II CDD, Capital Improvement Revenue,
    Series A, 5.25%, 8/01/03 .............................................................          1,000,000            987,580
    Series B, 5.50%, 8/01/05 .............................................................          3,675,000          3,626,086
 Mount Dora County Club CDD, Special Assessment Revenue,
    6.75%, 5/01/03 .......................................................................            340,000            341,214
    7.125%, 5/01/05 ......................................................................          3,490,000          3,539,733
    7.75%, 5/01/13 .......................................................................          2,090,000          2,152,825
 Naples Heritage CDD, Capital Improvement Revenue, 6.15%, 11/01/01 .......................          5,940,000          6,014,785
 North Broward Hospital District Revenue, Refunding and Improvement, MBIA Insured,
    5.75%, 1/15/27 .......................................................................         20,000,000         21,464,200
 North Springs ID,
    Special Assessment Revenue, Parkland Isles Project, Series A, 7.00%, 5/01/19 .........          1,300,000          1,369,862
    Special Assessment Revenue, Parkland Isles Project, Series B, 6.25%, 5/01/05 .........          3,785,000          3,887,574
    Water Management, Series A, Pre-Refunded, 8.20%, 5/01/24 .............................          1,940,000          2,097,858
    Water Management, Series B, 8.30%, 5/01/24 ...........................................          1,705,000          2,084,942

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
FLORIDA (CONT.)
 Northwood CDD, Special Assessment Revenue,
    6.40%, 5/01/02 ..........................................................................      $  2,925,000      $  2,971,361
    Series A, 7.125%, 5/01/00 ...............................................................           390,000           393,069
    Series B, 7.60%, 5/01/17 ................................................................         1,575,000         1,637,354
 Orlando Special Assessment Revenue, Conroy Road Interchange Project, Series A,
    5.80%, 5/01/26 ..........................................................................         3,250,000         3,249,708
 Palm Beach County Health Facilities Authority Revenue, Abbey del Ray South Project,
  Refunding, 8.25%, 10/01/15 ................................................................         6,000,000         6,541,800
(c) Palm Beach County Solid Waste IDR, Okeelanta Power and Light Co. Project, Series A,
    6.85%, 2/15/21 ..........................................................................        27,000,000        21,060,000
 Pelican Marsh CDD, Special Assessment Revenue,
    ETM, Series A, 8.25%, 5/01/99 ...........................................................           215,000           216,817
    ETM, Series A, 8.25%, 5/01/00 ...........................................................           230,000           243,255
    ETM, Series A, 8.25%, 5/01/01 ...........................................................           250,000           275,315
    ETM, Series A, 8.25%, 5/01/02 ...........................................................           270,000           307,608
    ETM, Series A, 8.25%, 5/01/03 ...........................................................           295,000           346,303
    ETM, Series A, 8.25%, 5/01/04 ...........................................................           315,000           380,107
    Refunding, Series A, 5.00%, 5/01/11 .....................................................         7,220,000         7,451,906
    Refunding, Series A, 5.50%, 5/01/16 .....................................................         4,370,000         4,506,956
    Refunding, Series B, 5.25%, 5/01/09 .....................................................           325,000           335,309
    Series A, Pre-Refunded, 8.25%, 5/01/16 ..................................................         6,590,000         7,891,986
    Series C, 7.00%, 5/01/19 ................................................................        13,460,000        13,852,359
    Series D, 6.95%, 5/01/19 ................................................................         8,185,000         8,424,166
 Pembroke Pines Capital Improvement Revenue, AMBAC Insured, 5.95%, 10/01/20 .................         1,225,000         1,323,245
 Piney-Z CDD, Capital Improvement Revenue,
    Series A, 7.25%, 5/01/19 ................................................................           995,000         1,013,457
    Series B, 6.50%, 5/01/02 ................................................................         6,320,000         6,321,074
 Port Orange Lease Finance Corp. Recreation Facilities Lease Revenue, Pre-Refunded, 8.75%,
    10/01/12 ................................................................................         2,230,000         2,347,320
 Reserve CDD,
    Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 ......................         4,395,000         4,659,140
    Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%, 12/01/22 ...........         4,400,000         4,386,360
 River Ridge CDD, Capital Improvement Revenue, 5.75%, 5/01/08 ...............................         4,000,000         3,952,080
 Riverwood Community Development Revenue, Special AD, Series A,
    6.75%, 5/01/04 ..........................................................................         3,320,000         3,457,116
    7.75%, 5/01/14 ..........................................................................         1,265,000         1,333,753
 Santa Rosa County Health Facilities Authority Revenue, Gulf Breeze Hospital Inc., Refunding,
    8.60%, 10/01/02 .........................................................................           195,000           199,551
 St. Lucie West Services District Capital Improvement Revenue,
    Cascades Project, 6.10%, 5/01/18 ........................................................         2,560,000         2,548,301
    Lake Charles Project, 6.375%, 8/01/02 ...................................................         3,135,000         3,140,079
 St. Lucie West Services District Revenue, Port St. Lucie, Refunding,
    7.875%, 5/01/20 .........................................................................        19,785,000        20,922,044
    8.25%, 12/01/23 .........................................................................        22,715,000        24,374,785
 St. Lucie West Services District Water Management Benefit Tax, 7.70%, 5/01/25 ..............         4,945,000         5,161,443
 Stoneybrook CDD, Capital Improvement Revenue,
    Series A, 6.10%, 5/01/19 ................................................................           830,000           834,150
    Series B, 5.70%, 5/01/08 ................................................................         2,610,000         2,622,711
 Sumter County IDAR, Little Sumter Utility Co. Project,
    6.75%, 10/01/27 .........................................................................         2,950,000         2,952,478
    7.25%, 10/01/27 .........................................................................         4,200,000         4,270,644
 Tampa Revenue, Aquarium Inc. Project, Pre-Refunded, 7.55%, 5/01/12 .........................         9,300,000        10,553,826
 Village CDD No. 1, Capital Improvement Revenue,
    6.75%, 5/01/02 ..........................................................................            60,000            62,003
    8.40%, 5/01/12 ..........................................................................           945,000         1,005,849
    8.00%, 5/01/15 ..........................................................................         2,895,000         3,048,927
 Village Center CDD, Recreational Revenue,
    Sub Series B, 8.25%, 1/01/17 ............................................................         2,700,000         2,871,396
    Sub Series C, 7.375%, 1/01/19 ...........................................................         2,640,000         2,650,322
 Westchase East CDD, Capital Improvement Revenue, 6.10%, 5/01/20 ............................         6,200,000         6,204,092
                                                                                                                     ------------
                                                                                                                      449,836,719
                                                                                                                     ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                           AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
GEORGIA .7%
 Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%,
    12/01/28 ...........................................................................        $  1,470,000        $  1,420,167
 Chatham County Hospital Authority Revenue, Memorial Medical Center, Refunding and
  Improvement, Series A, AMBAC Insured,
    5.70%, 1/01/19 .....................................................................          10,000,000          10,625,300
 Forsyth County Hospital Authority Revenue, Anticipation Certificate, Georgia
    Baptist Health Care System Project,
    6.25%, 10/01/18 ....................................................................           6,000,000           5,926,320
    6.375%, 10/01/28 ...................................................................           9,000,000           8,899,020
 Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second Indenture,
    Refunding, Series A, MBIA Insured,
    5.625%, 7/01/20 ....................................................................          15,000,000          15,920,700
 Tift County IDAR, Beverly Enterprises, 10.125%, 9/01/10 ...............................           1,270,000           1,381,760
                                                                                                                    ------------
                                                                                                                      44,173,267
                                                                                                                    ------------
 HAWAII .2%
 Hawaii State Department of Transportation Special Facilities Revenue, Continental
    Airlines Inc., 9.70%, 6/01/20 ......................................................           6,500,000           6,942,065
 Hawaii State Special AD No. 17, AMBAC Insured, 9.50%, 8/01/11 .........................           4,640,000           4,891,117
 Hawaiian Home Lands Department Revenue, Pre-Refunded, 7.60%, 7/01/08 ..................           1,315,000           1,458,690
                                                                                                                    ------------
                                                                                                                      13,291,872
                                                                                                                    ------------
 IDAHO .4%
 Nez Perce County PCR, Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 ..............          22,360,000          23,868,853
                                                                                                                    ------------
 ILLINOIS 4.8%
 Alton Hospital Facilities Revenue, St. Anthony's Health Center Project,
    Pre-Refunded, 8.375%, 9/01/14 ......................................................           8,655,000           9,052,178
 Aurora MFR, Fox Valley Two-Oxford Limited Development, Refunding, Series A, GNMA
    Secured, 6.125%, 2/20/32 ...........................................................           5,635,000           5,928,753
 Bryant PCR, Central Illinois Light Co. Project, Refunding, MBIA Insured,
    5.90%, 8/01/23 .....................................................................          11,000,000          11,623,150
 Chicago O'Hare International Airport Special Facilities Revenue,
    American Airlines Inc. Project, 8.20%, 12/01/24 ....................................           7,830,000           9,310,340
    United Airlines Inc. Project, Series A, 8.85%, 5/01/18 .............................          14,840,000          16,268,944
    United Airlines Inc. Project, Series B, 8.85%, 5/01/18 .............................           3,540,000           3,880,867
 Chicago Wastewater Transmission Revenue, MBIA Insured, Pre-Refunded, 6.375%, 1/01/24 ..           4,780,000           5,467,412
 Cook County GO, Refunding, Series A, MBIA Insured, 5.625%, 11/15/22 ...................          22,875,000          23,938,230
 Illinois Development Finance Authority Hospital Revenue, Adventist Health System,
    Sunbelt Obligation,
    5.65%, 11/15/24 ....................................................................          10,000,000           9,945,400
    5.50%, 11/15/29 ....................................................................          10,000,000           9,654,500
 Illinois Development Finance Authority PCR, Commonwealth Edison Co. Project,
    Refunding, Series 1991, 7.25%, 6/01/11 .............................................           7,000,000           7,524,790
 Illinois Development Finance Authority Revenue, Provena Health, Series A, MBIA Insured,
    5.50%, 5/15/21 .....................................................................          10,500,000          10,826,970
 Illinois Educational Facilities Authority Revenue, Osteopathic Health Systems,
    ETM, 7.125%, 5/15/11 ...............................................................           2,330,000           2,561,159
    Pre-Refunded, 7.25%, 5/15/22 .......................................................           7,000,000           9,037,420
 Illinois Health Facilities Authority Revenue,
    Northwestern Medical Center, Pre-Refunded, 6.625%, 11/15/25 ........................           6,500,000           7,519,395
    Rush Presbyterian Hospital, Refunding, Series A, MBIA Insured, 6.25%, 11/15/20 .....           9,000,000          10,011,510
    Sarah Bush Lincoln Health Center, Pre-Refunded, 7.25%, 5/15/12 .....................           2,000,000           2,254,320
    Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 ..............           3,370,000           3,655,102
    Servantcor, Series B, Pre-Refunded, 7.875%, 8/15/19 ................................           3,000,000           3,123,990
    St. Elizabeth's Hospital, 6.25%, 7/01/16 ...........................................           1,215,000           1,304,521
    St. Elizabeth's Hospital, 6.375%, 7/01/26 ..........................................           6,695,000           7,222,231
    Thorek Hospital and Medical Center, Refunding, 5.25%, 8/15/18 ......................           5,125,000           4,913,953
    Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 .....................           8,595,000           8,233,666
 Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue,
    McCormick Place Convention Center,
    5.75%, 7/01/06 .....................................................................           1,650,000           1,766,886
    6.25%, 7/01/17 .....................................................................          11,000,000          11,881,430
    7.00%, 7/01/26 .....................................................................           7,500,000           9,178,575
 Robbins Resource Recovery Revenue,
    Series A, 8.375%, 10/15/10 .........................................................          10,000,000           5,500,000
    Series A, 8.375%, 10/15/16 .........................................................         145,175,000          79,846,250
    Series B, 8.375%, 10/15/16 .........................................................          47,200,000          25,960,000
 Sterling First Mortgage Revenue, Hoosier Care Project, Series A, 9.75%, 8/01/19 .......           1,275,000           1,324,445
                                                                                                                    ------------
                                                                                                                     318,716,387
                                                                                                                    ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT               VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
INDIANA .4%
Crawfordsville Industrial EDR, Kroger Co., Refunding, 7.70%, 11/01/12 ....................        $  5,000,000        $  5,631,750
Duneland School Building Corp. First Mortgage, MBIA Insured, 5.50%, 8/01/17 ..............           4,060,000           4,223,090
Goshen Industrial Revenue, Greencroft Hospital Association Inc., Refunding, 5.75%,
    8/15/19 ..............................................................................           3,000,000           2,946,840
    8/15/28 ..............................................................................           5,000,000           4,861,650
 Indiana Health Facility Financing Authority Hospital Revenue,
 Hancock Memorial Hospital Project, Series 1990, Pre-Refunded, 8.30%, 8/15/20 ............           3,000,000           3,267,810
 Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17 .....................           1,500,000           1,446,240
 White River Elementary Building Corp. First Mortgage, AMBAC Insured, 5.00%, 7/15/16 .....           1,000,000           1,001,600
                                                                                                                      ------------
                                                                                                                        23,378,980
                                                                                                                      ------------
 KANSAS .1%
 Prairie Village Revenue, Claridge Court Project, Series A, 8.75%, 8/15/23 ...............           5,730,000           6,538,675
                                                                                                                      ------------

 KENTUCKY .8%
 Adair County Public Hospital Corp. Revenue, Refunding and Improvement,
    5.40%, 1/01/12 .......................................................................             460,000             465,000
    5.70%, 1/01/19 .......................................................................           1,100,000           1,107,854
 Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project,
    8.10%, 12/01/15 ......................................................................          11,000,000          11,498,300
    Series A, 7.50%, 2/01/20 .............................................................          11,230,000          12,262,037
    Series B, 7.25%, 2/01/22 .............................................................           3,595,000           3,909,455
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
    Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 .........           7,835,000           8,056,260
 Powderly IDR, First Mortgage Revenue, Kroger Co., Refunding, 7.375%, 9/01/06 ............             830,000             922,570
 Russell Health System Revenue,
    8.10%, 7/01/15 .......................................................................           3,230,000           3,858,429
    Franciscan Health Center, Series B, 8.10%, 7/01/01 ...................................           1,100,000           1,185,217
    Our Lady of Bellefonte, Refunding, 5.50%, 7/01/15 ....................................           1,000,000           1,031,210
    Pre-Refunded, 8.10%, 7/01/15 .........................................................           4,270,000           5,404,710
 Stanford Health Facilities Revenue, Beverly Project, Refunding, 10.375%, 11/01/09 .......             900,000             988,119
                                                                                                                      ------------
                                                                                                                        50,689,161
                                                                                                                      ------------
 LOUISIANA 2.5%
 Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding, Series A, 7.75%,
    6/01/12 ..............................................................................           1,565,000           1,658,180
 Iberville Parish PCR, Entergy Gulf States Inc. Project, Refunding, 5.70%, 1/01/14 .......          15,500,000          15,678,870
 Lake Charles Harbor and Terminal District Port Facilities Revenue, Trunkline Co. Project,
  Refunding, 7.75%, 8/15/22 ..............................................................          35,000,000          39,593,400
 Louisiana Public Facilities Authority Revenue, Xavier University of Louisiana Project,
  Refunding, MBIA Insured, 5.25%, 9/01/17 ................................................           5,000,000           5,097,000
 Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ..           4,850,000           5,182,322
 St. Charles Parish PCR, Louisiana Power and Light Co. Project,
    8.25%, 6/01/14 .......................................................................          25,500,000          26,494,500
    8.00%, 12/01/14 ......................................................................          13,525,000          14,254,674
 St. Tammany Public Trust Financing Authority Revenue, Christwood Project, Refunding,
    5.70%, 11/15/28 ......................................................................           4,000,000           3,844,840
 West Feliciana Parish PCR,
    Gulf State Utility Co. Project, Refunding, 8.00%, 12/01/24 ...........................          17,200,000          17,969,356
    Gulf State Utility Co. Project, Series D, 5.80%, 12/01/15 ............................           4,000,000           4,066,520
    Gulf State Utility Co. Project, Series D, 5.80%, 4/01/16 .............................          19,600,000          19,887,532
    Series A, 7.50%, 5/01/15 .............................................................           8,740,000           9,641,181
                                                                                                                      ------------
                                                                                                                       163,368,375
                                                                                                                      ------------
 MAINE .6%
 Maine State Finance Authority Solid Waste Disposal Revenue, Boise Cascade Corp. Project,
    7.90%, 6/01/15 .......................................................................           5,000,000           5,283,800
 Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ....................           4,800,000           5,222,880
 Skowhegan PCR, S.D. Warren Co.,
    Series A, 6.65%, 10/15/15 ............................................................          24,570,000          26,226,509
    Series B, 6.65%, 10/15/15 ............................................................           4,940,000           5,273,055
                                                                                                                      ------------
                                                                                                                        42,006,244
                                                                                                                      ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MARYLAND .6%
 Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding
    and Improvement,
    Series B, 8.50%, 9/01/03 ............................................................        $  4,510,000        $  5,288,742
    Series B, 8.50%, 9/01/07 ............................................................           5,340,000           6,692,302
    Series B, Pre-Refunded, 8.50%, 9/01/22 ..............................................           3,550,000           4,179,060
    Series C, Pre-Refunded, 6.00%, 9/01/21 ..............................................           5,000,000           5,431,200
 Maryland State CDA, Department of Housing and Community Development, Series A,
    5.875%, 7/01/16 .....................................................................           3,975,000           4,182,217
 Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital Project,
   Series B, 8.50%,
    9/01/03 .............................................................................           4,700,000           5,511,549
    9/01/07 .............................................................................           6,975,000           8,741,349
                                                                                                                       40,026,419
 MASSACHUSETTS 1.9%
 Massachusetts Bay Transportation Authority Revenue, General Transportation System,
    Refunding, Series C, 5.00%, 3/01/24 .................................................           5,000,000           4,964,700
    Series A, 7.00%, 3/01/21 ............................................................           2,000,000           2,502,040
 Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue,
    Series A, 6.75%, 7/01/11 ............................................................           4,435,000           4,760,662
    Series B, 6.75%, 7/01/17 ............................................................           3,170,000           3,390,632
 Massachusetts State Health and Educational Facilities Authority Revenue,
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 .....................           5,000,000           5,398,500
    Framingham Union Hospital, Pre-Refunded, 8.50%, 7/01/10 .............................           1,910,000           2,075,731
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 .................           9,000,000           9,145,530
    Saint Memorial Medical Center, Refunding, Series A, 5.75%, 10/01/06 .................           3,250,000           3,258,645
    Saint Memorial Medical Center, Refunding, Series A, 6.00%, 10/01/23 .................           5,735,000           5,750,083
 Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Semass Project,
    Series A, 9.00%, 7/01/15 ............................................................          15,490,000          17,247,960
    Series B, 9.25%, 7/01/15 ............................................................          20,470,000          22,855,983
 Massachusetts State Industrial Finance Agency Revenue, Cape Cod Health Systems,
  Pre-Refunded, 8.50%, 11/15/20 .........................................................           4,500,000           4,972,500
 Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
    Series A, MBIA Insured, 5.00%, 1/01/37 ..............................................          38,500,000          37,105,530
    Sub Series B, MBIA Insured, 5.25%, 1/01/29 ..........................................           1,625,000           1,629,826
                                                                                                                      125,058,322
 MICHIGAN 2.2%
 Cadillac Local Development Finance Authority Tax Increment Revenue, Refunding, 8.50%,
    3/01/10 .............................................................................           5,720,000           6,194,932
 Detroit GO,
    City School District, Series A, AMBAC Insured, Pre-Refunded, 5.85%, 5/01/16 .........           5,175,000           5,860,998
    Refunding, Series B, 6.375%, 4/01/07 ................................................           7,535,000           8,370,104
    Refunding, Series B, 6.25%, 4/01/08 .................................................           3,000,000           3,312,690
    Series A, Pre-Refunded, 6.80%, 4/01/15 ..............................................           5,160,000           6,003,402
 Dickinson County Memorial Hospital System Revenue, 8.125%, 11/01/24 ....................           4,250,000           4,882,060
 Garden City Hospital Financing Authority Hospital Revenue, Refunding,
    5.625%, 9/01/10 .....................................................................           2,000,000           1,987,960
    5.75%, 9/01/17 ......................................................................           1,000,000             993,030
 Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist
   Hospital, Refunding, MBIA Insured,
   5.50%, 5/15/28 .......................................................................           4,180,000           4,320,991
 Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System,
    Series A, MBIA Insured, Pre-Refunded,
    6.125%, 1/15/21 .....................................................................          11,770,000          13,475,826
 Michigan Higher Education Facilities Authority Revenue, Limited Obligation,
    Calvin College Project, 5.55%, 6/01/17 ..............................................           1,000,000           1,002,230
 Michigan State Hospital Finance Authority Revenue,
    Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13 ........           4,250,000           4,330,963
    Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18 ........          11,500,000          11,871,450
    Genesys Regional Medical Center, Refunding, Series A, 5.50%, 10/01/27 ...............          16,500,000          15,834,390
    Mercy Health Services, Series Q, AMBAC Insured, 5.75%, 8/15/16 ......................           9,310,000          10,008,343
    Mercy Health Services, Series Q, AMBAC Insured, 5.375%, 8/15/26 .....................           4,750,000           4,832,603
    Mercy Health Services, Series W, FSA Insured, 5.25%, 8/15/27 ........................           4,000,000           4,035,120
    Sinai Hospital, Refunding, 6.625%, 1/01/16 ..........................................           2,990,000           3,139,291
    Sinai Hospital, Refunding, 6.70%, 1/01/26 ...........................................           7,250,000           7,648,968

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                      PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MICHIGAN (CONT.)
 Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co.,
 Pollution Project, Refunding, Series BB,
    MBIA Insured, 6.20%, 8/15/25 ................................................................   $  7,825,000   $  8,642,634
Muskegon Hospital Finance Authority Hospital Revenue,
 Muskegon General Hospital, Refunding, Series A, 8.25%, 2/15/11 ..................................     3,500,000      3,737,055
 Tawas City Hospital Finance Authority, Tawas St. Joseph's Hospital Project,
    Refunding, Series A, 5.60%, 2/15/13 ..........................................................     2,395,000      2,388,031
    Series A, 5.75%, 2/15/23 .....................................................................     4,125,000      4,131,476
 Wayne County Downriver Systems Sewer Disposal Revenue, Series A, 7.00%, 11/01/13 ................     1,900,000      2,082,096
 Wayne County GO,
    IDA, Building Authority, Pre-Refunded, 8.00%, 3/01/17 ........................................     4,500,000      5,138,190
    South Huron Valley Wastewater Control, Refunding, 7.875%, 5/01/02 ............................     2,640,000      2,791,166
 Wyandotte Tax Increment Finance Authority Central Development Area Project, Pre-Refunded,
    7.875%,
    6/01/09 ......................................................................................       500,000        510,870
    6/01/10 ......................................................................................       500,000        510,870
                                                                                                                   ------------
                                                                                                                    148,037,739
                                                                                                                   ------------
 MINNESOTA 2.3%
 Burnsville Solid Waste Revenue, Freeway Transfer Inc. Project, 9.00%,
    10/01/00 .....................................................................................       245,000        258,607
    4/01/10 ......................................................................................     1,500,000      1,602,675
 Duluth Commercial Development Revenue, Duluth Radisson Hotel Project, Refunding,
    8.00%, 12/01/15 ......      5,000,000      4,251,050
 International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22 ................    10,500,000     10,257,555
 Maplewood Health Care Facility Revenue, Health East Project, 5.95%, 11/15/06 ....................     2,200,000      2,193,070
 Minneapolis CDA, Supported Development Revenue, Limited Tax,
    Series 2, 8.40%, 12/01/12 ....................................................................     2,785,000      2,867,909
    Series 3-A, 8.375%, 12/01/19 .................................................................       600,000        649,128
 Minneapolis Revenue, Walker Methodist Senior Services, Series A,
    5.875%, 11/15/18 .............................................................................     2,500,000      2,523,975
6.00%, 11/15/28 ..................................................................................     4,750,000      4,825,383
 Minnesota Agriculture and Economic Development Board Revenue, Health Care
 System, Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26
                                                                                                      23,380,000     24,997,662
Minnesota State HFA, Rental Housing, Refunding, Series D,
 MBIA Insured, 5.95%, 2/01/18 ....................................................................     3,330,000      3,505,558
Northfield First Mortgage
 Nursing Home Revenue, Minnesota Odd Fellows Home Project, 8.75%, 10/01/03
                                                                                                         880,000        899,149
Northwest Multi-County RDAR, Government Housing, Pooled Housing
 Project, 7.40%, 7/01/26 .........................................................................     5,165,000      4,390,250
Robbinsdale MFHR, Copperfield Phase
 II Apartments, Refunding, 9.00%, 3/01/25 ........................................................     4,110,000      4,239,424
Rochester Health
 Care Facilities Revenue, Mayo Foundation, Series A, 5.50%, 11/15/27 .............................    15,000,000     15,649,200
Roseville MFHR, Rosepointe I Project, Refunding, Series C, 8.00%,
 12/01/29 ........................................................................................     3,445,000      3,733,312
 (e) South Central Multi-County Housing and RDAR, Pooled Housing, 8.00%, 2/01/25 .................    10,000,000      6,000,000
 St. Cloud IDR, Nahan Printing, 9.75%, 6/01/20 ...................................................     5,785,000      6,276,609
 St. Paul Housing and RDA, Housing Tax, 8.625%, 9/01/07 ..........................................     1,345,000      1,471,820
 St. Paul Port Authority Commercial Development, Theole Printing Project, 9.00%,
     10/01/21 ..............        570,000        596,214
 St. Paul Port Authority IDR,
    Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/09 ........................................        40,000         40,398
    SDA Enterprises, Series K, 10.25%, 10/01/10 ..................................................     1,095,000      1,085,714
    Series A-I, 8.50%, 12/01/01 ..................................................................       665,000        660,983
    Series A-I, 9.00%, 12/01/02 ..................................................................       260,000        262,543
    Series A-I, 9.00%, 12/01/12 ..................................................................     4,300,000      4,069,864
    Series A-II, 8.50%, 12/01/01 .................................................................       650,000        646,074
    Series A-II, 9.00%, 12/01/02 .................................................................       255,000        257,494
    Series A-II, 9.00%, 12/01/12 .................................................................     4,235,000      4,008,343
    Series A-III, 8.50%, 12/01/01 ................................................................       680,000        675,893
    Series A-III, 9.00%, 12/01/02 ................................................................       265,000        267,592
    Series A-III, 9.00%, 12/01/12 ................................................................     4,430,000      4,192,906
    Series A-IV, 8.50%, 12/01/01 .................................................................       525,000        521,829
    Series A-IV, 9.00%, 12/01/02 .................................................................       205,000        207,005
    Series A-IV, 9.00%, 12/01/12 .................................................................     3,375,000      3,194,370
    Series C, 10.00%, 12/01/01 ...................................................................       860,000        872,470
    Series C, 10.00%, 12/01/02 ...................................................................       715,000        725,368

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                          PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                    AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MINNESOTA (CONT.)
 St. Paul Port Authority IDR, (cont.)
    Series C, 10.00%, 12/01/06 .......................................................   $  2,930,000   $  2,903,747
    Series C, 9.875%, 12/01/08 .......................................................      3,100,000      3,057,189
    Series F, 10.25%, 10/01/99 .......................................................         65,000         65,168
    Series F, 8.00%, 9/01/00 .........................................................         25,000         24,931
    Series F, 10.25%, 10/01/00 .......................................................         70,000         70,657
    Series F, 8.00%, 9/01/01 .........................................................         25,000         24,991
    Series F, 10.25%, 10/01/01 .......................................................         80,000         80,799
    Series F, 8.00%, 9/01/02 .........................................................         25,000         25,060
    Series F, 10.25%, 10/01/02 .......................................................         90,000         90,647
    Series F, 8.00%, 9/01/19 .........................................................      1,025,000        870,338
    Series I, 10.75%, 12/01/00 .......................................................         15,000         15,219
    Series I, 10.75%, 12/01/01 .......................................................         15,000         15,331
    Series I, 10.75%, 12/01/02 .......................................................         15,000         15,331
    Series J, 9.50%, 12/01/01 ........................................................         80,000         81,342
    Series J, 9.50%, 12/01/02 ........................................................         95,000         96,535
    Series J, 9.50%, 12/01/11 ........................................................      1,325,000      1,304,529
    Series L, 9.50%, 12/01/01 ........................................................         40,000         40,671
    Series L, 9.75%, 12/01/01 ........................................................         25,000         25,416
    Series L, 9.50%, 12/01/02 ........................................................         45,000         45,727
    Series L, 9.75%, 12/01/02 ........................................................         30,000         30,478
    Series L, 9.50%, 12/01/14 ........................................................      1,025,000      1,007,524
    Series L, 9.75%, 12/01/14 ........................................................      1,530,000      1,509,284
    Series N, 10.00%, 12/01/01 .......................................................         65,000         66,046
    Series N, 10.75%, 10/01/02 .......................................................      1,300,000      1,313,182
    Series N, 10.00%, 12/01/02 .......................................................         65,000         66,024
    Series N, 10.00%, 12/01/14 .......................................................      1,405,000      1,392,847
    Series S, 9.625%, 12/01/01 .......................................................         55,000         55,065
    Series S, 9.625%, 12/01/02 .......................................................         60,000         60,043
    Series S, 9.625%, 12/01/14 .......................................................      1,280,000      1,270,950
    Series T, 9.625%, 12/01/01 .......................................................         30,000         30,502
    Series T, 9.625%, 12/01/02 .......................................................         35,000         35,562
    Series T, 9.625%, 12/01/14 .......................................................        910,000        903,566
 St. Paul Port Authority Lease Revenue, Mears Park Center Project, 6.50%,
    6/01/16 ..........................................................................      5,040,000      5,120,086
    6/01/26 ..........................................................................     10,660,000     10,829,387
                                                                                                        ------------
                                                                                                         155,421,570
                                                                                                        ------------
 MISSISSIPPI 1.3%
 Claiborne County PCR,
    Middle South Energy Inc. Project, Series A, 9.50%, 12/01/13 ......................      8,515,000      8,828,863
    Middle South Energy Inc. Project, Series B, 8.25%, 6/01/14 .......................      9,750,000     10,118,453
    Systems Energy Resources Inc., Refunding, 7.30%, 5/01/25 .........................      2,500,000      2,621,225
    Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 .........................     33,295,000     34,327,145
 Corinth and Alcorn County Hospital Revenue, Magnolia Regional Health Center Project,
    Refunding, Series A, 5.50%, 10/01/21 .............................................      4,000,000      3,943,840
    Series B, 5.50%, 10/01/21 ........................................................      1,000,000        985,960
 Lowndes County Hospital Revenue, Golden Triangle Medical Center, 8.50%, 2/01/10 .....      4,035,000      4,239,090
 Mississippi Business Finance Corp. PCR, Systems Energy Resources Inc. Project, 5.875%,
    4/01/22 ..........................................................................     23,400,000     23,372,388
                                                                                                        ------------
                                                                                                          88,436,964
                                                                                                        ------------
 MISSOURI 1.4%
 Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
    Pre-Refunded, 6.25%, 12/01/16 ....................................................      1,000,000      1,163,220
    Pre-Refunded, 6.40%, 12/01/25 ....................................................      3,000,000      3,519,360
    Refunding, 5.25%, 12/01/20 .......................................................     12,280,000     12,200,303
    Refunding, 5.25%, 12/01/26 .......................................................      8,875,000      8,746,668
 Marshall IDA, Hospital Revenue, John Fitzgibbon Memorial Hospital, Pre-Refunded,
    10.00%, 5/01/20 ..................................................................      8,600,000      9,421,214

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                              PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MISSOURI (CONT.)
 Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
    Heartland Health, Refunding and Improvement,
    8.125%, 10/01/10 .....................................................................   $ 7,300,000   $ 7,635,362
 Newton County IDA, Health Facilities Revenue, Beverly Enterprises, 10.375%, 11/01/08 ....     1,320,000     1,397,075
 Perry County GO, Perry Memorial Hospital, Pre-Refunded, 9.125%, 6/01/11 .................     1,600,000     1,743,296
 St. Louis County IDA, Kiel Center, Refunding,
    7.625%, 12/01/09 .....................................................................     8,000,000     8,732,000
    7.75%, 12/01/13 ......................................................................     5,175,000     5,651,721
    7.875%, 12/01/24 .....................................................................     6,000,000     6,556,380
 St. Louis Municipal Finance Corp. Leasehold Revenue,
    City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 ..............     8,640,000     9,452,851
    Refunding, Series A, 6.00%, 7/15/13 ..................................................    14,250,000    14,891,535
                                                                                                           -----------
                                                                                                            91,110,985
                                                                                                           -----------
 MONTANA .3%
 Montana State Board of Housing SFM,
    Senior Bonds, Series B-2, 8.90%, 10/01/00 ............................................       125,000       127,579
    Series A, FHA Insured, 8.275%, 10/01/03 ..............................................       405,000       423,970
 Montana State Board of Investments Resource Recovery Revenue, Yellowstone Energy Project,
    7.00%, 12/31/19 ......................................................................    20,770,000    20,090,198
                                                                                                           -----------
                                                                                                            20,641,747
                                                                                                           -----------
 NEBRASKA .5%
 Douglas County Hospital Authority No. 1 Revenue, Alegent Health, Immanuel Medical Center,
    Refunding, 5.25%, 9/01/21 ............................................................     3,670,000     3,720,242
 Kearney IDR, Great Platte River Road, 6.75%,
    1/01/23 ..............................................................................     9,000,000     8,831,700
    1/01/28 ..............................................................................     6,500,000     6,338,215
 Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1,
    Series A, MBIA Insured, 5.375%, 6/01/19 ..............................................     5,465,000     5,605,232
 Nebraska Investment Finance Authority Health Facilities Revenue, Children's Healthcare
    Services, AMBAC Insured, 5.50%, 8/15/27 ..............................................     8,000,000     8,354,480
 Scotts Bluff County Hospital Authority No. 1 Hospital Revenue,
    Regional West, 6.375%, 12/15/08 ......................................................     1,145,000     1,240,676
    Regional West Medical Center, Pre-Refunded, 6.375%, 12/15/08 .........................       955,000     1,062,781
                                                                                                           -----------
                                                                                                            35,153,326
                                                                                                           -----------
 NEVADA 3.4%
 Clark County IDR,
    Nevada Power Co. Project, Refunding, Series C, 5.50%, 10/01/30 .......................    38,400,000    37,279,104
    Nevada Power Co. Project, Series A, 5.60%, 10/01/30 ..................................    23,900,000    23,550,582
    Nevada Power Co. Project, Series A, 5.90%, 11/01/32 ..................................     9,325,000     9,413,308
    Southwest Gas Corp., Series A, 6.50%, 12/01/33 .......................................    13,775,000    14,848,761
 Clark County Special ID No. 108, Summerlin, 6.625%, 2/01/17 .............................     7,550,000     7,790,770
 Henderson Local ID,
    No. 2, 9.50%, 8/01/11 ................................................................     5,725,000     5,917,990
    No. T-1, Series A, 8.50%, 8/01/13 ....................................................    22,870,000    24,567,183
    No. T-4, Series A, 8.50%, 11/01/12 ...................................................     9,120,000     9,480,149
    No. T-4, Series B, 7.30%, 11/01/12 ...................................................     4,630,000     4,783,253
    No. T-10, 7.50%, 8/01/15 .............................................................     7,275,000     7,520,895
    No. T-12, Series A, 7.375%, 8/01/18 ..................................................    49,995,000    49,811,518
 Las Vegas Downtown RDA, Tax Increment Revenue, Fremont Street Project, Series A,
    6.10%, 6/15/14 .......................................................................     3,500,000     3,676,855
 Las Vegas Local Improvement Bond Special Assessment,
    ID No. 404, 5.85%, 11/01/09 ..........................................................     3,395,000     3,472,712
    ID No. 707, 6.60%, 6/01/05 ...........................................................     1,000,000     1,035,430
    ID No. 707, 6.70%, 6/01/06 ...........................................................     1,235,000     1,279,052
    ID No. 707, 6.80%, 6/01/07 ...........................................................     1,805,000     1,869,818
    ID No. 707, 7.10%, 6/01/16 ...........................................................     8,000,000     8,293,040
 Las Vegas Special Assessment ID No. 505, Elkhorn Springs, 8.00%, 9/15/13 ................     7,615,000     7,796,770
 Nevada Housing Division, SF Program, Subordinated,
    FI/GML, Series A, 9.30%, 10/01/00 ....................................................        80,000        81,966
    FI/GML, Series A-1, 8.75%, 10/01/04 ..................................................       220,000       232,632
    FI/GML, Series A-2, 9.375%, 10/01/00 .................................................        85,000        87,182

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                 PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

 NEVADA (CONT.)
 Nevada Housing Division, SF Program, Subordinated, (cont.)
    FI/GML, Series A-2, 8.65%, 10/01/01 ...................................................   $    240,000   $    245,018
    FI/GML, Series A-3, 9.20%, 10/01/00 ...................................................        115,000        117,640
    FI/GML, Series B, 9.50%, 10/01/01 .....................................................        175,000        181,309
    FI/GML, Series B-1, 7.90%, 10/01/05 ...................................................        575,000        602,474
    FI/GML, Series C-1, 7.55%, 10/01/05 ...................................................        715,000        754,218
    Series B-2, 9.65%, 10/01/02 ...........................................................        145,000        149,765
    Series C-1, 9.60%, 10/01/02 ...........................................................        215,000        216,926
                                                                                                             ------------
                                                                                                              225,056,320
                                                                                                             ------------
 NEW HAMPSHIRE 2.6%
 New Hampshire Higher Education and Health Facilities Authority Revenue,
    Hillcrest Terrace, 7.50%, 7/01/24 .....................................................     18,750,000     20,172,375
    Hospital Littleton Hospital Association, Series B, 5.90%, 5/01/28 .....................      2,000,000      1,988,780
    Kendal at Hanover Project, Pre-Refunded, 8.00%, 10/01/19 ..............................      9,290,000      9,736,385
    New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 .................      1,300,000      1,330,368
 New Hampshire State Business Finance Authority PCR,
    Connecticut Light and Power Co., Refunding, Series A, 5.85%, 12/01/22 .................     21,000,000     21,047,670
    Public Service Co. of New Hampshire, Refunding, Series D, 6.00%, 5/01/21 ..............     28,000,000     28,526,120
    Public Service Co. of New Hampshire, Refunding, Series E, 6.00%, 5/01/21 ..............     21,800,000     22,209,622
    United Illuminating Co., Refunding, Series A, 5.875%, 10/01/33 ........................      3,000,000      3,064,560
 New Hampshire State IDAR, Pollution Control,
    Connecticut Light and Power Co., 5.90%, 11/01/16 ......................................      5,400,000      5,484,888
    Connecticut Light and Power Co., 5.90%, 8/01/18 .......................................      8,000,000      8,111,600
    Public Service Co. of New Hampshire Project, Series A, 7.65%, 5/01/21 .................     10,970,000     11,594,522
    Public Service Co. of New Hampshire Project, Series C, 7.65%, 5/01/21 .................     34,635,000     36,606,771
                                                                                                             ------------
                                                                                                              169,873,661
                                                                                                             ------------
 NEW JERSEY .4%
 Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
    Series 1, 6.00%, 1/01/19 ..............................................................      2,180,000      2,169,776
    Series 1, 6.00%, 1/01/29 ..............................................................      5,000,000      4,904,250
    Series 2, 6.125%, 1/01/19 .............................................................      2,125,000      2,110,083
    Series 2, 6.125%, 1/01/29 .............................................................      5,105,000      4,995,038
 New Jersey EDA Revenue, First Mortgage, Keswick Pines, Refunding, 5.75%, 1/01/24 .........      1,500,000      1,490,055
 New Jersey Health Care Facilities Financing Authority Revenue, Lutheran Home, Series A,
    8.40%, 7/01/19 ........................................................................      2,100,000      2,154,768
 New Jersey State Housing and Mortgage Finance Agency MFHR, Refunding, Series A,
    AMBAC Insured,
    6.00%, 11/01/14 .......................................................................      3,000,000      3,204,990
    6.05%, 11/01/20 .......................................................................      5,500,000      5,863,715
                                                                                                             ------------
                                                                                                               26,892,675
                                                                                                             ------------
 NEW MEXICO 4.2%
 Farmington PCR,
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.30%, 12/01/16    29,045,000     30,754,298
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 5.80%, 4/01/22     22,000,000     22,324,280
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.40%, 8/15/23     58,250,000     61,030,273
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series B, 6.30%, 12/01/16    14,500,000     15,353,325
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series B, 5.80%, 4/01/22     19,500,000     19,787,430
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series C, 5.80%, 4/01/22     13,900,000     14,104,886
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 6.375%, 4/01/22    64,125,000     68,366,869
    Tucson Electric Power Co., Series A, 6.95%, 10/01/20 ..................................     37,000,000     40,904,240
 New Mexico Mortgage Finance Authority SFM Program,
    Refunding, Series A-1, 7.90%, 7/01/04 .................................................        820,000        855,178
    Series A, 9.50%, 9/01/00 ..............................................................        170,000        172,385
    Series A, 9.10%, 9/01/03 ..............................................................        720,000        759,859
    Series A, FHA Insured, 8.80%, 9/01/01 .................................................        195,000        200,376

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

 NEW MEXICO (CONT.)
 New Mexico Mortgage Finance Authority SFM Program, (cont.)
    Series B, 9.30%, 9/01/00 ...............................................................   $     60,000   $     60,835
    Sub Series A, 9.55%, 9/01/02 ...........................................................        575,000        591,704
 Rio Rancho Water and Wastewater Revenue, Series A, FSA Insured, Pre-Refunded, 5.90%, 5/15/15     3,620,000      3,930,777
                                                                                                              ------------
                                                                                                               279,196,715
                                                                                                              ------------
 NEW YORK 12.2%
 Long Island Power Authority Electric System Revenue, Series A, FSA Insured, 5.25%, 12/01/26     50,470,000     50,892,434
 Metropolitan Transportation Authority Commuter Facilities Revenue,
    Series 8, 5.50%, 7/01/21 ...............................................................     16,775,000     17,520,481
    Series A, 5.625%, 7/01/27 ..............................................................     12,880,000     13,575,391
    Series R, 5.50%, 7/01/17 ...............................................................      2,000,000      2,096,980
    Service Contract, Refunding, Series 1, 5.70%, 7/01/24 ..................................     10,000,000     10,499,300
 Metropolitan Transportation Authority Service Contract Revenue,
    Commuter Facilities, Refunding, Series 5, 6.50%, 7/01/16 ...............................      3,860,000      4,126,494
    Commuter Facilities, Refunding, Series N, 6.80%, 7/01/04 ...............................      3,330,000      3,688,075
    Commuter Facilities, Refunding, Series N, 6.90%, 7/01/05 ...............................      3,050,000      3,383,365
    Transit Facilities, Refunding, Series N, 6.80%, 7/01/04 ................................      2,330,000      2,580,545
    Transit Facilities, Refunding, Series N, 6.90%, 7/01/05 ................................      2,470,000      2,739,971
    Transit Facilities, Refunding, Series N, 7.125%, 7/01/09 ...............................      7,830,000      8,706,412
    Transit Facilities, Refunding, Series P, 5.75%, 7/01/15 ................................      6,065,000      6,407,733
 Metropolitan Transportation Authority Transit Facilities Revenue,
    Series A, MBIA Insured, 5.875%, 7/01/27 ................................................     22,700,000     24,981,350
    Service Contract, Refunding, Series R, 5.50%, 7/01/17 ..................................      5,000,000      5,250,100
 New York City GO,
    Refunding, Series F, 6.00%, 8/01/11 ....................................................     10,000,000     11,057,200
    Refunding, Series F, 5.25%, 8/01/15 ....................................................     20,580,000     20,938,298
    Refunding, Series F, 5.375%, 8/01/19 ...................................................     41,250,000     41,912,063
    Refunding, Series H, 6.25%, 8/01/15 ....................................................     25,000,000     27,945,500
    Refunding, Series H, 6.125%, 8/01/25 ...................................................      5,600,000      6,158,096
    Refunding, Series J, 6.00%, 8/01/21 ....................................................     10,000,000     10,925,300
    Series A, 6.125%, 8/01/06 ..............................................................     10,190,000     11,262,701
    Series A, 6.25%, 8/01/08 ...............................................................     10,000,000     11,087,000
    Series A, 7.25%, 3/15/20 ...............................................................        120,000        125,710
    Series A, 6.25%, 8/01/21 ...............................................................        845,000        903,516
    Series A, Pre-Refunded, 7.25%, 3/15/20 .................................................        210,000        221,621
    Series B, 6.75%, 10/01/15 ..............................................................         30,000         32,914
    Series B, 7.00%, 2/01/18 ...............................................................      4,090,000      4,454,910
    Series B, 7.00%, 2/01/19 ...............................................................      4,850,000      5,277,091
    Series B, 7.00%, 2/01/20 ...............................................................      4,980,000      5,417,144
    Series B, 6.00%, 8/15/26 ...............................................................      4,355,000      4,733,406
    Series B, Pre-Refunded, 6.75%, 10/01/15 ................................................         70,000         78,012
    Series B, Pre-Refunded, 7.00%, 2/01/19 .................................................        150,000        165,777
    Series B, Pre-Refunded, 7.00%, 2/01/20 .................................................        765,000        845,463
    Series B, Pre-Refunded, 6.00%, 8/15/26 .................................................        645,000        732,352
    Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 .................................     17,070,000     19,829,024
    Series B, Sub Series B-1, Pre-Refunded, 7.25%, 8/15/19 .................................      5,000,000      5,869,050
    Series C, 5.375%, 11/15/27 .............................................................      7,450,000      7,573,670
    Series C, 5.50%, 11/15/37 ..............................................................      2,000,000      2,094,240
    Series C, Pre-Refunded, 7.25%, 8/15/24 .................................................      7,905,000      8,604,751
    Series C, Sub Series C-1, 7.00%, 8/01/16 ...............................................         15,000         16,516
    Series C, Sub Series C-1, 7.00%, 8/01/17 ...............................................        150,000        165,264
    Series C, Sub Series C-1, 7.50%, 8/01/21 ...............................................        135,000        150,543
    Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/16 .................................         40,000         44,790
    Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/17 .................................        220,000        246,345
    Series C, Sub Series C-1, Pre-Refunded, 7.50%, 8/01/21 .................................        300,000        340,692
    Series D, 6.00%, 2/15/10 ...............................................................      9,445,000     10,285,699

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                            PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)

 NEW YORK (CONT.)
 New York City GO, (cont.)
   Series D, 7.625%, 2/01/13 .............................................................   $    70,000   $    77,533
   Series D, 7.625%, 2/01/14 .............................................................       170,000       188,246
   Series D, 7.50%, 2/01/18 ..............................................................        50,000        55,139
   Series D, Pre-Refunded, 6.00%, 2/15/10 ................................................     2,155,000     2,404,247
   Series D, Pre-Refunded, 7.70%, 2/01/11 ................................................       150,000       168,875
   Series D, Pre-Refunded, 7.625%, 2/01/13 ...............................................       330,000       370,844
   Series D, Pre-Refunded, 7.625%, 2/01/14 ...............................................       680,000       764,164
   Series D, Pre-Refunded, 7.50%, 2/01/18 ................................................       335,000       375,317
   Series D, Pre-Refunded, 7.50%, 2/01/19 ................................................       330,000       369,716
   Series E, 6.25%, 2/15/07 ..............................................................     4,960,000     5,520,728
   Series E, 7.50%, 2/01/18 ..............................................................        45,000        49,625
   Series E, Pre-Refunded, 6.25%, 2/15/07 ................................................     5,040,000     5,703,466
   Series E, Pre-Refunded, 7.50%, 2/01/18 ................................................       480,000       537,768
   Series F, 7.625%, 2/01/13 .............................................................        45,000        49,843
   Series F, 7.625%, 2/01/15 .............................................................        30,000        33,194
   Series F, 7.50%, 2/01/21 ..............................................................       110,000       121,146
   Series F, Pre-Refunded, 7.625%, 2/01/13 ...............................................       310,000       348,369
   Series F, Pre-Refunded, 7.625%, 2/01/14 ...............................................       275,000       309,037
   Series F, Pre-Refunded, 7.50%, 2/01/21 ................................................       575,000       644,201
   Series F, Pre-Refunded, 6.625%, 2/15/25 ...............................................     8,625,000     9,881,231
   Series G, 5.75%, 8/01/10 ..............................................................       505,000       543,981
   Series G, 6.125%, 10/15/11 ............................................................    20,480,000    23,083,213
   Series G, 6.20%, 10/15/14 .............................................................    10,000,000    11,187,100
   Series G, 7.50%, 2/01/22 ..............................................................        60,000        66,062
   Series G, Pre-Refunded, 5.75%, 8/01/10 ................................................     1,290,000     1,424,392
   Series H, 7.20%, 2/01/14 ..............................................................       625,000       684,875
   Series H, 7.20%, 2/01/15 ..............................................................     1,375,000     1,505,529
   Series H, 7.00%, 2/01/19 ..............................................................       750,000       816,263
   Series H, 7.00%, 2/01/20 ..............................................................        80,000        87,045
   Series H, 7.00%, 2/01/22 ..............................................................        10,000        10,875
   Series H, Pre-Refunded, 7.00%, 2/01/19 ................................................     1,495,000     1,654,442
   Series H, Pre-Refunded, 7.00%, 2/01/20 ................................................       200,000       221,036
   Series H, Pre-Refunded, 7.00%, 2/01/22 ................................................        25,000        27,630
   Series I, 6.25%, 4/15/17 ..............................................................    24,935,000    27,634,214
   Series I, 6.25%, 4/15/27 ..............................................................     9,600,000    10,611,840
   Series I, Pre-Refunded, 6.25%, 4/15/17 ................................................       435,000       498,880
   Series I, Pre-Refunded, 6.25%, 4/15/27 ................................................    13,320,000    15,276,042
New York City Health and Hospital Corp. Revenue, Refunding, Series A, 6.30%, 2/15/20 .....     8,885,000     9,337,691
New York City IDA,
   Civic Facility Revenue, Amboy Properties Corp. Project, 9.625%, 6/01/15 ...............     6,370,000     6,796,280
   IDR, La Guardia Association LP Project, Refunding, 6.00%, 11/01/28 ....................     7,500,000     7,555,575
New York State Dormitory Authority Revenue,
   City University System, Third General, Series 2, 6.00%, 7/01/26 .......................     6,100,000     6,645,340
   City University System, Third General, Series 2, Pre-Refunded, 6.00%, 7/01/26 .........    15,750,000    17,914,365
   City University System Consolidated, Series 1, 5.375%, 7/01/24 ........................     5,500,000     5,560,335
   Mental Health Services Facilities, Refunding, Series B, 5.625%, 2/15/21 ...............     8,360,000     8,859,594
   Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ...........................    11,240,000    12,315,780
   Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ...........................     5,000,000     5,355,800
   Second Hospital, St. Agnes Hospital, Series A, 5.30%, 2/15/19 .........................     4,250,000     4,299,173
   Second Hospital, St. Clare's Hospital, Series B, 5.40%, 2/15/25 .......................     6,500,000     6,569,420
   State University Educational Facilities, 5.50%, 5/15/26 ...............................     6,055,000     6,257,540
   State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 .................     5,000,000     5,678,250
   State University Educational Facilities, Refunding, 5.125%, 5/15/27 ...................     3,755,000     3,718,764
New York State Environmental Facilities Corp. Special Obligation PCR, State Water Revenue,
   New York Municipal Water, Refunding, Series A, 5.875%, 6/15/14 ........................     5,000,000     5,364,500



100

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                                PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

NEW YORK (CONT.)
 New York State HFA, Service Contract Obligation Revenue, Series A,
    6.00%, 3/15/26 .........................................................................   $  4,975,000   $  5,411,606
    Pre-Refunded, 7.80%, 9/15/10 ...........................................................      6,850,000      7,442,799
    Pre-Refunded, 7.80%, 9/15/20 ...........................................................      9,715,000     10,555,736
    Pre-Refunded, 6.50%, 3/15/25 ...........................................................     10,000,000     11,610,500
 New York State HFAR, Refunding, Series A, 5.90%, 11/01/05 .................................     12,515,000     13,640,599
 New York State Medical Care Facilities Finance Agency Revenue,
    Hospital and Nursing, Series B, 6.95%, 2/15/32 .........................................      3,305,000      3,596,699
    Hospital and Nursing, Series B, Pre-Refunded, 6.95%, 2/15/32 ...........................        695,000        776,850
    Montefiore Medical Center, Insured Mortgage, Series A, AMBAC Insured, FHA Guaranteed,
    5.75%, 2/15/25 .........................................................................      6,175,000      6,600,828
 New York State Mortgage Agency Revenue, Homeowners Mortgage,
    Series 59, 6.10%, 10/01/15 .............................................................      2,000,000      2,118,860
    Series 59, 6.15%, 10/01/17 .............................................................      2,750,000      2,917,310
    Series 61, 5.80%, 10/01/16 .............................................................      7,100,000      7,412,897
 New York State Urban Development Corp., Corporate Purpose, sub. lien, Refunding,
    5.50%, 7/01/22 .........................................................................      7,975,000      8,262,738
 New York State Urban Development Corp. Revenue, Correctional Capital Facilities,
    Series 6, 5.375%, 1/01/25 ..............................................................      5,750,000      5,811,928
    Series 7, 5.70%, 1/01/27 ...............................................................     22,750,000     24,117,958
 Onondaga County IDA, Solid Waste Disposal Facility Revenue, Solvay Paperboard LLC Project,
    Refunding, 6.80%, 11/01/14 .............................................................      5,000,000      5,082,700
    7.00%, 11/01/30 ........................................................................      7,000,000      7,116,200
 Port Authority of New York and New Jersey Revenue, Special Obligation Revenue, Consolidated,
   102nd Series, MBIA Insured, 5.75%, 10/15/23 .............................................      5,000,000      5,293,400
 Port Authority of New York and New Jersey Special Obligation Revenue,
    2nd Installment, 6.50%, 10/01/01 .......................................................      1,000,000      1,060,110
    3rd Installment, 7.00%, 10/01/07 .......................................................      8,000,000      9,292,400
    4th Installment, Special Project, 6.75%, 10/01/11 ......................................        925,000      1,030,043
    5th Installment, 6.75%, 10/01/19 .......................................................     17,500,000     19,405,575
    Continental Airlines Inc., Eastern Project, La Guardia, 9.00%, 12/01/10 ................     10,000,000     10,879,400
    Continental Airport Project, Eastern Project, La Guardia, 9.125%, 12/01/15 .............     27,650,000     30,138,777
 Warren and Washington Counties IDAR, Adirondack Resource Recovery Project, Refunding,
    Series A, 7.90%, 12/15/07 ..............................................................      1,150,000      1,187,398
                                                                                                              ------------
                                                                                                               812,241,115
                                                                                                              ------------
 NORTH CAROLINA .8%
 Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 ..............................      2,500,000      2,676,475
 North Carolina Eastern Municipal Power Agency Power System Revenue,
    Refunding, Series B, 6.00%, 1/01/14 ....................................................     16,000,000     16,659,520
    Series G, 5.875%, 1/01/21 ..............................................................     20,000,000     21,704,600
 North Carolina HFA, SF, Series II, GNMA Secured, 6.20%,
    3/01/16 ................................................................................      2,880,000      3,052,973
    9/01/17 ................................................................................      1,915,000      2,030,015
 University of North Carolina at Chapel Hill Hospital Revenue, 5.25%, 2/15/26 ..............      6,570,000      6,579,067
                                                                                                              ------------
                                                                                                                52,702,650
                                                                                                              ------------
 NORTH DAKOTA .4%
 Mercer County PCR, Basin Electric Power Corp., Refunding, Second Series, AMBAC Insured,
    6.05%, 1/01/19 .........................................................................     24,655,000     27,133,814
                                                                                                              ------------
 OHIO 5.6%
 Cleveland Airport Special Revenue, Continental Airlines Inc. Project,
    9.00%, 12/01/19 ........................................................................     21,235,000     22,546,898
    (b) Refunding, 5.70%, 12/01/19 .........................................................     11,520,000     11,098,483
 Cuyahoga County Hospital Revenue, University Hospitals Health System, Refunding, Series B,
    MBIA Insured, 5.50%, 1/15/16 ...........................................................     10,065,000     10,531,311
 Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
    Refunding,
    Series A, 5.625%, 2/01/18 ..............................................................      5,000,000      5,116,450
    Series C, 6.05%, 10/01/09 ..............................................................      7,500,000      8,108,475
    Series E, 6.05%, 10/01/09 ..............................................................      4,000,000      4,324,520
 Elyria GO, FGIC Insured, 5.40%, 12/01/22 ..................................................      2,785,000      2,851,005

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                              PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

 OHIO (CONT.)
 Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services,
    Refunding, 5.50%, 7/01/17 ............................................................   $  3,100,000   $  3,064,505
    Refunding, 5.50%, 7/01/21 ............................................................      4,700,000      4,610,794
    Series A, 6.625%, 7/01/13 ............................................................      1,000,000      1,094,740
 Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding, Series B,
    MBIA Insured,
    5.50%, 9/01/27 .......................................................................     17,885,000     18,578,759
 Lucas County Health Facilities Revenue, Presbyterian Retirement Services, Refunding,
    Series A, 6.625%, 7/01/14 ............................................................      1,000,000      1,081,090
    6.75%, 7/01/20 .......................................................................      2,000,000      2,165,280
 Montgomery County Health Systems Revenue,
    Franciscan at Saint Leonard, Refunding, 5.50%, 7/01/18 ...............................      3,630,000      3,650,292
    Franciscan Medical Center-Dayton, Refunding, 5.50%, 7/01/18 ..........................      1,900,000      1,909,082
    Refunding, Series B, 8.10%, 7/01/01 ..................................................        800,000        850,160
    Refunding, Series B-1, 8.10%, 7/01/01 ................................................        700,000        754,075
    Refunding, Series B-1, 8.10%, 7/01/18 ................................................      1,955,000      2,342,031
    Series B-1, Pre-Refunded, 8.10%, 7/01/18 .............................................      4,345,000      5,499,640
    Series B-2, 8.10%, 7/01/18 ...........................................................      1,995,000      2,369,621
    Series B-2, Pre-Refunded, 8.10%, 7/01/18 .............................................      4,505,000      5,702,159
    St. Leonard, Series B, 8.10%, 7/01/18 ................................................      3,100,000      3,745,606
    St. Leonard, Series B, Pre-Refunded, 8.10%, 7/01/18 ..................................      6,500,000      8,227,310
 Muskingum County Hospital Facilities Revenue, Franciscan Sisters, Refunding, Connie Lee
    Insured, 5.375%, 2/15/12 .............................................................      1,200,000      1,260,492
 Oak Hills Local School District GO, MBIA Insured, 5.45%, 12/01/21 .......................      4,925,000      5,113,135
 Ohio State Air Quality Development Authority Revenue,
    Dayton Power and Light Co. Project, Refunding, 6.10%, 9/01/30 ........................     17,900,000     19,281,701
    PCR, Toledo Edison, Series B, Refunding, 8.00%, 5/15/19 ..............................      5,265,000      5,544,098
    Pollution Control, Cleveland Electric, Refunding, Series A, 6.10%, 8/01/20 ...........     10,400,000     10,616,216
    Pollution Control, Cleveland Electric, Refunding, Series B, 6.00%, 8/01/20 ...........     39,760,000     40,590,586
    Pollution Control, Toledo Edison, Refunding, Series A, 6.10%, 8/01/27 ................      5,000,000      5,103,950
 Ohio State HFA, Retirement Rental Housing Revenue, Beverly Enterprises Project, 10.375%,
    4/01/09 ..............................................................................      9,500,000      9,815,970
 Ohio State Solid Waste Disposal Revenue, USG Corp. Project, 5.65%, 3/01/33 ..............      7,000,000      6,989,430
 Ohio State Solid Waste Revenue, Republic Engineered Steels Inc., 9.00%, 6/01/21 .........     16,650,000     18,485,163
 Ohio State Water Development Authority PCR, Facilities Revenue,
    Cleveland Electric, Refunding, Series A, 6.10%, 8/01/20 ..............................     18,000,000     18,374,220
    Cleveland Electric, Refunding, Series A, 8.00%, 10/01/23 .............................     27,700,000     31,726,472
    Toledo Edison, Series A, 8.00%, 5/15/19 ..............................................      6,200,000      6,528,662
 Ohio State Water Development Authority Revenue, Fresh Water Service, AMBAC Insured, 5.90%,
    12/01/21 .............................................................................      9,250,000     10,008,500
 Toledo-Lucas County Port Authority Airport Revenue, Burlington Air Express,
    Project 1, 7.00%, 4/01/04 ............................................................      5,240,000      5,634,153
    Project 1, 7.25%, 4/01/09 ............................................................      5,385,000      5,876,543
    Project 1, 7.375%, 4/01/14 ...........................................................      8,200,000      8,955,138
    Project 1, 7.50%, 4/01/19 ............................................................     14,365,000     15,699,509
    Series 1, 9.125%, 9/15/01 ............................................................        735,000        810,124
    Series 1, 9.125%, 9/15/13 ............................................................      5,875,000      6,475,484
 Toledo-Lucas County Port Authority Development Revenue, Northwest Ohio Bond Fund,
    Series A, Pre-Refunded, 8.625%, 5/15/10 ..............................................      1,125,000      1,222,808
    Series B, 9.00%, 11/15/08 ............................................................        980,000      1,007,763
    Series D, 8.25%, 5/15/20 .............................................................      2,920,000      3,115,815
 Willoughby IDR, Presbyterian Retirement Services, Refunding, Series A, 6.875%, 7/01/16 ..      1,500,000      1,568,055
                                                                                                            ------------
                                                                                                             370,026,273
                                                                                                            ------------
 OKLAHOMA .3%
 Tulsa County Municipal Airport Revenue, American Airlines Inc., 7.375%,
 12/01/20 12,845,000 13,714,607 Valley View Hospital Authority Revenue, Valley
 View Regional Medical Center, Refunding, 6.00%, 8/15/14 4,000,000 4,166,680
 Washington County Medical Authority Revenue, Bartlesville, Jane Phillips
 Hospital, Series A, Pre-Refunded, 8.50%, 11/01/10 .......................................      2,385,000      2,453,163
                                                                                                            ------------
                                                                                                              20,334,450
                                                                                                            ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 OREGON .2%
 Northern Wasco County Peoples Utilities District Electric Revenue, FGIC Insured, 5.625%,
    12/01/22 .................................................................................   $ 2,500,000   $ 2,640,175
 Oregon State Department of Administrative Services COP,
    Series A, MBIA Insured, 5.50%, 11/01/20 ..................................................     5,585,000     5,821,860
    Series C, MBIA Insured, 5.75%, 5/01/17 ...................................................     4,665,000     5,028,450
                                                                                                               -----------
                                                                                                                13,490,485
                                                                                                               -----------
 PENNSYLVANIA 4.5%
 Allegheny County Hospital Development Authority Revenue,
    Allegheny Valley Health Facilities Management Co., 7.50%, 8/01/13 ........................     9,100,000     8,073,611
    Allegheny Valley Hospital, 7.75%, 8/01/20 ................................................     2,100,000     1,857,219
 Bucks County IDA, Environmental Improvement Revenue, USX Corp. Project, Refunding, 5.60%,
    3/01/33 ..................................................................................     4,125,000     4,131,683
 Chartiers Valley Industrial and Commercial Development Authority Revenue, Asbury Health Center
    Project, Refunding, 7.40%, 12/01/15 ......................................................     5,250,000     5,727,645
 Delaware River Port Authority Pennsylvania and New Jersey Revenue, Series 1995, FGIC Insured,
    5.50%, 1/01/26 ...........................................................................    20,750,000    21,921,338
 Franklin County IDA, Health Facilities Revenue, Encore Nursing Center,
    10.375%, 7/01/11 .........................................................................       650,000       716,651
    Refunding, 10.375%, 7/01/11 ..............................................................     2,900,000     3,197,366
 Gettysburg IDA Health Facilities Revenue, Encore Nursing Center, Refunding, 10.375%, 7/01/11      3,000,000     3,307,620
 Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding, Series A, MBIA
   Insured, 6.15%, 8/01/29 ...................................................................     4,000,000     4,370,040
 Monroeville Hospital Authority Hospital Revenue, Forbes Health Systems, Refunding,
    5.75%, 10/01/05 ..........................................................................     1,000,000       899,510
    7.00%, 10/01/13 ..........................................................................     8,825,000     8,194,101
    6.25%, 10/01/15 ..........................................................................     4,545,000     4,083,228
 Montgomery County Higher Education and Health Authority Revenue,
    First Mortgage, Holy Redeemer Long-Term Care, Series A, Pre-Refunded, 8.20%, 6/01/06 .....     1,615,000     1,811,788
    First Mortgage, Holy Redeemer Long-Term Care, Series A, Pre-Refunded, 8.00%, 6/01/22 .....     3,500,000     3,967,355
    St. Joseph's University, Pre-Refunded, 8.30%, 6/01/10 ....................................     5,000,000     5,397,950
    United Hospital, Series A, Pre-Refunded, 8.375%, 11/01/11 ................................       200,000       210,962
    United Hospital, Series A, Pre-Refunded, 7.50%, 11/01/12 .................................     3,560,000     3,665,056
    United Hospital, Series A, Pre-Refunded, 7.50%, 11/01/13 .................................       750,000       772,133
    United Hospital, Series A, Pre-Refunded, 7.50%, 11/01/14 .................................       600,000       617,706
    United Hospital, Series B, Pre-Refunded, 7.50%, 11/01/14 .................................     3,940,000     4,056,269
    United Hospital, Series B, Pre-Refunded, 7.50%, 11/01/15 .................................     1,600,000     1,647,216
 Montgomery County IDA, Retirement Community Revenue, Act Retirement-Life Communities,
     5.25%, 11/15/28 .........................................................................     2,500,000     2,415,925
 Montgomery County IDAR,
    Hill School Project, MBIA Insured, 5.35%, 8/15/27 ........................................     8,885,000     9,072,385
    Resource Recovery, 7.50%, 1/01/12 ........................................................    10,000,000    10,578,400
 Pennsylvania Convention Center Authority Revenue, Refunding, Series A,
    5.75%, 9/01/99 ...........................................................................     1,750,000     1,766,975
    6.25%, 9/01/04 ...........................................................................     5,000,000     5,314,300
    6.60%, 9/01/09 ...........................................................................    16,000,000    17,476,800
    6.70%, 9/01/14 ...........................................................................    20,760,000    22,722,443
    6.75%, 9/01/19 ...........................................................................    15,800,000    17,331,020
 Pennsylvania EDA, Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%,
    12/01/15 .................................................................................    10,000,000    11,061,600
 Pennsylvania State Higher Educational Facilities Authority Revenue,
    Health Services, Allegheny Delaware Valley Obligated Group, Series A, MBIA Insured, 5.875%,
    11/15/16 .................................................................................    15,000,000    15,380,850
    Medical College of Pennsylvania, Series A, Pre-Refunded, 8.375%, 3/01/11 .................     1,200,000     1,224,000
 Pennsylvania State Pooled Finance Authority Lease Revenue, Capital Improvement, Series B,
   MBIA Insured, Pre-Refunded, 8.00%, 11/01/09 ...............................................     1,825,000     1,837,812
 Philadelphia Gas Works Revenue, Series A, 6.375%, 7/01/26 ...................................     2,850,000     3,129,671
 Philadelphia GO, Refunding, Series B, 6.00%, 5/15/05 ........................................     3,080,000     3,328,063
 Philadelphia IDA, Health Care Facility Revenue, Pauls Run, Series A,
    5.85%, 5/15/13 ...........................................................................     2,200,000     2,217,754
    5.75%, 5/15/18 ...........................................................................     1,500,000     1,482,690
    5.875%, 5/15/28 ..........................................................................     2,500,000     2,491,100

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

PENNSYLVANIA (CONT.)
 Philadelphia Municipal Authority Revenue, Lease,
    Refunding, Series D, 6.30%, 7/15/17 ...........................................................   $  3,500,000   $  3,705,765
    Sub Series C, 8.625%, 11/15/16 ................................................................      2,210,000      2,415,486
    Sub Series D, 6.25%, 7/15/13 ..................................................................      3,000,000      3,200,940
 Philadelphia Water and Sewer Revenue, ETM, Series 10, 7.35%, 9/01/04 .............................     14,235,000     16,115,871
 Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc., Pre-Refunded,
    6.50%, 1/01/10 ................................................................................     28,870,000     29,682,113
 South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital Project,
    Series A, MBIA Insured, 5.75%, 7/01/16 ........................................................      8,130,000      8,666,905
 South Wayne County Water and Sewer Authority Revenue, Refunding, 8.20%, 4/15/13 ..................      8,350,000      8,715,563
 Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured, 6.05%, 4/01/14 .      5,025,000      5,508,807
                                                                                                                     ------------
                                                                                                                      295,469,685
                                                                                                                     ------------
 RHODE ISLAND .3%
 Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity, Series 17-A,
    6.25%, 4/01/17 ................................................................................      5,000,000      5,251,650
 Rhode Island State Health and Educational Building Corp. Revenue,
    Hospital Financing Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 ....................      5,000,000      5,400,100
    Landmark Medical Center, 5.875%, 10/01/19 .....................................................      6,000,000      6,328,740
 West Warwick GO, Series A,
    7.00%, 8/15/02 ................................................................................        145,000        155,312
    7.30%, 7/15/08 ................................................................................        915,000      1,023,958
                                                                                                                     ------------
                                                                                                                       18,159,760
                                                                                                                     ------------
 SOUTH CAROLINA 1.0%
 Charleston County Hospital Facilities First Mortgage Revenue, Sandpiper Village Inc., 8.00%,
    11/01/13 ......................................................................................      3,535,000      3,548,468
 Piedmont Municipal Power Agency Electric Revenue, Refunding,
    6.60%, 1/01/21 ................................................................................      8,770,000      8,819,989
    Series A, AMBAC Insured, 6.55%, 1/01/16 .......................................................      9,500,000      9,552,345
 South Carolina Jobs EDA, Health Facilities Revenue, 1st Mortgage Lutheran Homes, Refunding,
    5.65%, 5/01/18 ................................................................................      3,200,000      3,162,848
    5.70%, 5/01/26 ................................................................................      4,235,000      4,148,691
 South Carolina Public Service Authority Revenue, Refunding, Series A, MBIA Insured, 5.75%,
    1/01/22 .......................................................................................     32,500,000     34,867,300
                                                                                                                     ------------
                                                                                                                       64,099,641
                                                                                                                     ------------
 SOUTH DAKOTA .2%
 South Dakota HDA Revenue, Homeownership Mortgage, Series A, 6.125%, 5/01/17 ......................      5,000,000      5,273,600
 South Dakota Health and Educational Facilities Authority Revenue,
    5.50%, 8/01/22 ................................................................................      7,100,000      7,375,551
    Prairie Lakes Health Care, Pre-Refunded, 7.25%, 4/01/22 .......................................      2,480,000      2,842,824
    Prairie Lakes Health Care, Refunding, 7.25%, 4/01/22 ..........................................      1,020,000      1,114,401
                                                                                                                     ------------
                                                                                                                       16,606,376
                                                                                                                     ------------
TENNESSEE .5%
Jackson Hospital Revenue, Jackson-Madison County General Hospital, AMBAC
   Insured, 5.00%, 4/01/28 ........................................................................      2,000,000      1,934,460
Johnson City Health and Educational Facilities Board Revenue, Pine Oaks Assisted Project,
   Mortgage Revenue, Series A, GNMA Secured, 5.90%, 6/20/37 .......................................      2,620,000      2,715,918
Johnson City Health and Educational Revenue, Medical Center Hospital, Refunding and Improvement,
   MBIA Insured, 5.125%, 7/01/25 ..................................................................     10,650,000     10,430,717
Knox County Health, Educational and Housing Facilities Board MFHR, East Towne Village Project,
   GNMA Secured, 8.20%, 7/01/28 ...................................................................      3,050,000      3,139,182
Memphis-Shelby County Airport Authority Special Facilities and Project Revenue, Federal Express
   Corp., 7.875%, 9/01/09 .........................................................................      6,000,000      6,624,840
 Metropolitan Government of Nashville and Davidson County GO, Public Improvements, 5.875%, 5/15/26       5,000,000      5,500,050
 Shelby County Health and Education Housing Facility Revenue, Beverly Enterprise, 10.125%, 12/01/11      2,800,000      3,019,716
 Tennessee HDA, Mortgage Finance, Series A, 6.90%, 7/01/25 ........................................        200,000        217,304
                                                                                                                     ------------
                                                                                                                       33,582,187
                                                                                                                     ------------
 TEXAS 3.0%
 Alliance Airport Authority Special Facilities Revenue, 7.50%, 12/01/29 ...........................     10,000,000     10,692,500
 Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
   ETM, Refunding, FSA Insured, 6.00%, 11/15/15 ...................................................      8,750,000      9,958,813
 Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 ......................................      4,355,000      4,514,872

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                                         PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                   AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

TEXAS (CONT.)
Copperas Cove Health Facilities Development Corp. Hospital Revenue, First Mortgage, Metroplex
    Health, Series B,
    9.125%, 12/01/19 ................................................................................   $  5,328,000   $  5,614,540
 El Paso HFC, SFMR, Refunding, Series A, 8.75%, 10/01/11 ............................................      4,050,000      4,361,000
 Harris County Health Facilities Development Corp. Hospital Revenue, Memorial Hospital System
    Project, Refunding, Series A, MBIA Insured,
    5.75%, 6/01/19 ..................................................................................     15,065,000     16,274,569
    5.50%, 6/01/24 ..................................................................................     12,000,000     12,524,400
 Harris County Health Facilities Development Corp. Special Facilities Revenue, Medical Center Project,
    MBIA Insured, 6.00%, 5/15/20 ....................................................................      7,000,000      7,663,600
 Lower Neches Valley Authority IDC Revenue, Mobil Oil Refunding Corp., Refunding, 5.55%, 3/01/33 ....      2,500,000      2,547,400
 Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding,
    5.60%, 1/01/27 ..................................................................................      8,640,000      8,413,632
    Series A, 5.60%, 4/01/18 ........................................................................      4,500,000      4,442,670
 Nueces River Authority Water Supply Revenue, Facilities, Corpus Christi Lake Project, FSA Insured,
    5.50%, 3/01/27 ..................................................................................      7,500,000      7,866,975
 Port Corpus Christi IDC Revenue, Valero, Refunding, Series C, 5.40%, 4/01/18 .......................      5,000,000      4,946,950
 Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%, 12/01/22 .......      5,000,000      5,159,300
 Red River Authority PCR, West Texas Utilities Co. Project, Oklahoma Central Power and Light Co.,
    Refunding, MBIA Insured, 6.00%, 6/01/20 .........................................................      8,000,000      8,766,640
 Sabine River Authority PCR, Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18      7,000,000      7,702,520
 Sam Rayburn Municipal Power Agency Supply System Revenue, Refunding, Series A, 6.50%, 10/01/08 .....        380,000        397,833
    Series A, 6.75%, 10/01/14 .......................................................................     12,990,000     13,719,778
    Series A, 6.25%, 10/01/17 .......................................................................      4,795,000      4,908,546
    Series B, 5.75%, 10/01/08 .......................................................................      1,315,000      1,327,545
    Series B, 6.125%, 10/01/13 ......................................................................      5,150,000      5,276,330
    Series B, 5.50%, 10/01/20 .......................................................................     11,255,000     11,100,581
 San Antonio Electric and Gas Revenue, Series 95, MBIA Insured, 5.375%, 2/01/18 .....................      6,000,000      6,138,240
 Texas State GO, Veterans Housing Assistance Fund I, Refunding, 6.15%, 12/01/25 .....................      7,430,000      7,787,234
 Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 7/15/13 ........................      4,000,000      4,294,480
 Tomball Hospital Authority Revenue, Refunding, 6.125%, 7/01/23 .....................................      8,750,000      9,142,613
 Travis County Health Facilities Development Corp. Hospital Revenue, Charity Obligation Group,
    Series A, 5.375%, 11/01/28 ......................................................................     11,685,000     11,779,882
 Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center Project,
   Series B, FSA Insured, 5.60%, 11/01/27 ...........................................................      3,450,000      3,627,951
                                                                                                                       ------------
                                                                                                                        200,951,394
                                                                                                                       ------------
 U.S. TERRITORIES 4.5%
 American Samoa EDA, Executive Office Building Revenue, 10.125%, 9/01/08 ............................      2,175,000      2,246,275
 District of Columbia GO,
    ETM, Series A, 5.875%, 6/01/05 ..................................................................        595,000        654,339
    ETM, Series A, 6.00%, 6/01/07 ...................................................................        870,000        971,686
    Refunding, Series A, 5.875%, 6/01/05 ............................................................      7,205,000      7,742,565
    Refunding, Series A, 6.00%, 6/01/07 .............................................................     10,905,000     11,887,104
    Refunding, Series B, 5.25%, 6/01/26 .............................................................     59,315,000     58,464,423
    Series A, 5.25%, 6/01/27 ........................................................................     16,225,000     15,988,602
    Series A, Pre-Refunded, 6.375%, 6/01/11 .........................................................     22,770,000     26,248,345
    Series A, Pre-Refunded, 6.375%, 6/01/16 .........................................................     27,230,000     31,389,655
    Series E, 6.00%, 6/01/11 ........................................................................      5,000,000      5,379,300
 District of Columbia Hospital Revenue,
    Medlantic Healthcare Group, ETM, Refunding, Series A, MBIA Insured, 5.70%, 8/15/08 ..............      6,500,000      7,134,335
    Medlantic Healthcare Group, ETM, Refunding, Series A, MBIA Insured, 5.875%, 8/15/19 .............      8,850,000      9,669,068
    Washington Hospital Center Corp., Series A, Pre-Refunded, 7.00%, 8/15/05 ........................      2,000,000      2,166,940
    Washington Hospital Center Corp., Series A, Pre-Refunded, 9.00%, 1/01/08 ........................     12,430,000     13,850,749
    Washington Hospital Center Corp., Series A, Pre-Refunded, 8.75%, 1/01/15 ........................      3,750,000      4,165,725
    Washington Hospital Center Corp., Series A, Pre-Refunded, 7.125%, 8/15/19 .......................      4,500,000      5,058,450
 District of Columbia Redevelopment Land Agency Washington D.C. Sports Arena Special Tax Revenue,
    5.625%, 11/01/10 ................................................................................      1,050,000      1,092,305
 District of Columbia Revenue, Carnegie Endowment Revenue, 5.75%, 11/15/26 ..........................      5,410,000      5,659,131
 Northern Mariana Islands Commonwealth Ports Authority Airport Revenue, senior lien, Series A,
    6.25%, 3/15/28 ..................................................................................     15,000,000     15,099,300
 Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.40%, 3/15/28 ....      9,090,000      8,865,204

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                    AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

U.S. TERRITORIES (CONT.)
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
     7.75%, 7/01/08 .................................................................................   $    700,000   $    715,722
 Virgin Islands PFA Revenue,
    Matching Fund Loan Notes, Refunding, Series A, 7.25%, 10/01/18 ..................................     14,000,000     15,997,940
    sub. lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/01 ................................      1,600,000      1,650,256
    sub. lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/02 ................................      1,840,000      1,905,026
    sub. lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/03 ................................      1,895,000      1,974,931
    sub. lien, Fund Loan Notes, Refunding, Series E, 5.75%, 10/01/13 ................................     15,000,000     15,670,350
    sub. lien, Fund Loan Notes, Refunding, Series E, 5.875%, 10/01/18 ...............................      9,000,000      9,324,810
    sub. lien, Fund Loan Notes, Refunding, Series E, 6.00%, 10/01/22 ................................     15,000,000     15,661,350
 Virgin Islands Water and Power Authority Electric System Revenue, Series A, Pre-Refunded, 7.40%,
    7/01/11 .........................................................................................        380,000        414,542
 Virgin Islands Water and Power Authority Water System Revenue, Series B, 7.60%, 1/01/12 ............      4,000,000      4,575,120
                                                                                                                       ------------
                                                                                                                        301,623,548
                                                                                                                       ------------
 UTAH .7%
 Box Elder County PCR, Nucor Corp. Project, 6.90%, 5/15/17 ..........................................      2,000,000      2,172,340
 Carbon County Solid Waste Disposal Revenue, Laidlaw Environmental Services, Refunding, Series A,
    7.45%, 7/01/17 ..................................................................................      2,500,000      2,768,625
 Davis County Solid Waste Management Energy Recovery Revenue, Special Services District, Pre-Refunded,
    6.125%, 6/15/09 .................................................................................     16,800,000     18,650,688
 Tooele County PCR, Laidlaw Environmental, Refunding, Series A, 7.55%, 7/01/27 ......................      3,500,000      3,898,755
 Utah Assessed Municipal Power Systems Revenue, San Juan Project, 6.375%, 6/01/22 ...................     11,000,000     12,515,140
 Utah State HFA, SFM,
    Series A, 9.625%, 7/01/00 .......................................................................          5,000          5,106
    Series A-2, 9.625%, 7/01/02 .....................................................................         20,000         20,631
    Series A-2, 9.45%, 7/01/03 ......................................................................         40,000         41,481
    Series B, 9.50%, 7/01/00 ........................................................................         15,000         15,322
    Series B, 9.25%, 7/01/01 ........................................................................         25,000         25,570
    Series B-2, 9.50%, 7/01/02 ......................................................................         10,000         10,303
    Series B-2, 9.45%, 7/01/03 ......................................................................         70,000         72,983
    Series C-1, 9.375%, 7/01/00 .....................................................................         20,000         20,363
    Series C-2, 9.05%, 7/01/03 ......................................................................        115,000        120,383
    Series D-2, 9.00%, 7/01/03 ......................................................................        230,000        240,757
    Series E, 9.50%, 7/01/00 ........................................................................         10,000         10,197
    Series E-1, 8.70%, 7/01/03 ......................................................................        280,000        294,064
    Series F, 9.60%, 7/01/00 ........................................................................          5,000          5,105
    Series G-2, 9.30%, 7/01/00 ......................................................................         10,000         10,104
    Sub Series B-2, 8.70%, 7/01/04 ..................................................................        445,000        468,567
    Sub Series D, 8.45%, 7/01/04 ....................................................................        215,000        224,228
 Weber County Municipal Building Authority Lease Revenue, Refunding, MBIA Insured, 5.75%, 12/15/19 ..      5,000,000      5,375,050
                                                                                                                       ------------
                                                                                                                         46,965,762
                                                                                                                       ------------
 VIRGINIA .4%
 Hanover County IDA Hospital Revenue, Memorial Regional Medical Center Project, MBIA Insured, 5.50%,
   8/15/25 ..........................................................................................     14,725,000     15,175,732
 Virginia State HDA, Commonwealth Mortgage, Series D, Sub Series D-3, 6.125%, 1/01/19 ...............      9,715,000     10,194,824
                                                                                                                       ------------
                                                                                                                         25,370,556
                                                                                                                       ------------
 WASHINGTON .1%
 Washington State Health Care Facilities Authority Revenue, Swedish Hospital Medical Center,
   AMBAC Insured, Pre-Refunded, 6.30%, 11/15/22 .....................................................      2,675,000      2,969,812
 Washington State Public Power Supply System Revenue, Nuclear Project No. 1, Series C, Pre-Refunded,
   8.00%, 7/01/17 ...................................................................................      5,000,000      5,398,250
                                                                                                                       ------------
                                                                                                                          8,368,062
                                                                                                                       ------------
 WEST VIRGINIA .3%
 West Virginia State Hospital Finance Authority Hospital Revenue, Logan General Hospital Project,
    Refunding and Improvement, 7.25%, 7/01/20 .......................................................     15,000,000     14,625,000
 West Virginia State Water Development Authority Revenue, Solid Waste Management, Series C, 8.125%,
    8/01/15 .........................................................................................      2,355,000      2,496,182
                                                                                                                       ------------
                                                                                                                         17,121,182
                                                                                                                       ------------
 WISCONSIN 1.1%
 Wisconsin Central District Tax Revenue, Junior Dedicated, Series B, 5.75%, 12/15/27 ................     12,840,000     14,377,847
 Wisconsin Housing and EDA, Homeownership Revenue, Series C, 6.15%, 9/01/17 .........................      2,355,000      2,476,235

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                           AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

 WISCONSIN (CONT.)
 Wisconsin State Health and Educational Facilities Authority Revenue,
    Clement Manor, Refunding, 5.75%, 8/15/24 ...............................................   $    4,000,000   $    3,875,280
    Felician Health Care, Series A, AMBAC Insured, Pre-Refunded, 7.00%, 1/01/15 ............        5,000,000        5,257,450
    Franciscan Health System Inc. Project, Pre-Refunded, 8.375%, 3/01/05 ...................        6,000,000        6,414,720
    Franciscan Health System Inc. Project, Pre-Refunded, 8.50%, 3/01/20 ....................        6,000,000        6,421,980
    Franciscan Skemp Medical Center Inc. Project, 6.25%, 11/15/20 ..........................        9,510,000       10,275,840
    Sisters Sorrowful Mother, Series A, MBIA Insured, 5.90%, 8/15/24 .......................       22,055,000       23,959,890
                                                                                                                --------------
                                                                                                                    73,059,242
                                                                                                                --------------
 WYOMING .2%
 Sweetwater County PCR, Idaho Power Co. Project, Refunding, Series A, 6.05%, 7/15/26 .......       10,500,000       11,299,575
 Teton County Hospital District Hospital Revenue, Refunding and Improvement, 5.80%, 12/01/17        1,265,000        1,318,266
 Wyoming CDA, Housing Revenue, Series 1, 6.15%, 6/01/17 ....................................        1,000,000        1,069,860
                                                                                                                --------------
                                                                                                                    13,687,701
                                                                                                                --------------
 TOTAL BONDS ...............................................................................                     6,280,880,302
                                                                                                                --------------
(d)ZERO COUPON BONDS 3.5%
 CALIFORNIA 3.1%
 San Francisco City and County RDA, Lease Revenue, George R. Moscone Center,
    7/01/09 ................................................................................        3,750,000        2,309,250
    7/01/10 ................................................................................        4,500,000        2,614,905
    7/01/12 ................................................................................        4,500,000        2,311,920
    7/01/13 ................................................................................        4,250,000        2,048,245
    7/01/14 ................................................................................        2,250,000        1,015,223
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
    junior lien, ETM, 1/01/04 ..............................................................        7,400,000        6,155,690
    junior lien, ETM, 1/01/05 ..............................................................        8,000,000        6,369,280
    junior lien, ETM, 1/01/06 ..............................................................        9,000,000        6,844,590
    junior lien, ETM, 1/01/07 ..............................................................        9,400,000        6,789,338
    junior lien, ETM, 1/01/08 ..............................................................       10,400,000        7,174,648
    junior lien, ETM, 1/01/09 ..............................................................       21,900,000       14,416,551
    junior lien, ETM, 1/01/10 ..............................................................       15,000,000        9,196,200
    junior lien, ETM, 1/01/12 ..............................................................       30,100,000       16,711,821
    junior lien, ETM, 1/01/24 ..............................................................       52,700,000       15,056,917
    junior lien, ETM, 1/01/25 ..............................................................       45,200,000       12,279,032
    junior lien, ETM, 1/01/26 ..............................................................      131,900,000       34,068,451
    junior lien, ETM, 1/01/27 ..............................................................      139,100,000       34,815,339
    senior lien, Refunding, Series A, 1/15/23 ..............................................       20,000,000       13,992,600
    senior lien, Refunding, Series A, 1/15/24 ..............................................       20,000,000       13,756,000
                                                                                                                --------------
                                                                                                                   207,926,000
                                                                                                                --------------
 FLORIDA .2%
 Miami-Dade County Special Obligation,
    Capital Appreciation, Series B, MBIA Insured, 10/01/28 .................................       11,860,000        2,420,863
    Capital Appreciation, Series B, MBIA Insured, 10/01/29 .................................       20,000,000        3,862,000
    Capital Appreciation, Series B, MBIA Insured, 10/01/32 .................................        7,780,000        1,255,225
    Capital Appreciation, Series B, MBIA Insured, 10/01/33 .................................        2,000,000          305,160
    Capital Appreciation, Series B, MBIA Insured, 10/01/35 .................................        6,765,000          923,152
    sub. lien, Series B, MBIA Insured, 10/01/34 ............................................        3,895,000          562,049
                                                                                                                --------------
                                                                                                                     9,328,449
                                                                                                                --------------
 NEBRASKA .1%
 Kearney IDR, Great Platte River Road, Capital Appreciation, zero cpn. to 1/01/06, 7.00%
    thereafter,
    1/01/11 ................................................................................        4,255,000        2,691,670
    1/01/17 ................................................................................        8,895,000        5,648,147
                                                                                                                --------------
                                                                                                                     8,339,817
                                                                                                                --------------
 NEW YORK
 MAC for City of Troy, Capital Appreciation, Series C, MBIA Insured,
   7/15/21 .................................................................................          428,010          136,064
   1/15/22 .................................................................................          649,658          200,855
                                                                                                                --------------
                                                                                                                       336,919
                                                                                                                --------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                                        PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
(d)ZERO COUPON BONDS (CONT.)
OHIO .1%
Akron COP, Akron Municipal Baseball Stadium Project, Capital Appreciation, zero cpn. to 12/01/01,
6.30% thereafter, 12/01/05 ........................................................................   $  1,700,000   $    1,582,904
6.40% thereafter, 12/01/06 ........................................................................      1,685,000        1,588,972
6.50% thereafter, 12/01/07 ........................................................................      1,750,000        1,662,220
6.90% thereafter, 12/01/16 ........................................................................      2,500,000        2,430,525
                                                                                                                     --------------
                                                                                                                          7,264,621
                                                                                                                     --------------
TOTAL ZERO COUPON BONDS ...........................................................................                     233,195,806
                                                                                                                     --------------
TOTAL LONG TERM INVESTMENTS (COST $6,183,878,766) .................................................                   6,514,076,108
                                                                                                                     --------------
(a)SHORT TERM INVESTMENTS .6%
Arkansas State Development Finance Authority Higher Education, Capital Asset,
Series A, FGIC Insured, Weekly VRDN and Put, 3.00%, 12/01/15 ......................................        600,000          600,000
Ashland PCR, Ashland Oil Inc. Project, Weekly VRDN and Put, 2.90%, 4/01/09 ........................        600,000          600,000
Connecticut State Health and Educational Facilities Authority
Revenue, Yale University, Series T-1, Weekly VRDN and Put, 2.85%, 7/01/29 .........................        100,000          100,000
Fort Wayne Hospital Authority Hospital Revenue, Parkview Memorial Hospital, Series D, Weekly
    VRDN and Put, 3.00%, 1/01/16 ..................................................................        600,000          600,000
Hawaii State Housing Finance and Development Corp. Revenue, Rental Housing System, Series A, Weekly
    VRDN and Put, 3.00%, 7/01/24 ..................................................................        500,000          500,000
Indiana State Development Financing Authority Revenue, Bayer Corp. Project, Refunding, Daily
    VRDN and Put, 3.25%, 3/01/09 ..................................................................      6,150,000        6,150,000
New York City GO, Unlimited, Series B, Sub Series B-4, Daily VRDN and Put, 3.15%, 8/15/23 .........      5,350,000        5,350,000
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Series C, FGIC Insured, Daily VRDN and Put, 3.15%, 6/15/23 ....................................      2,000,000        2,000,000
    Series G, FGIC Insured, Daily VRDN and Put, 3.20%, 6/15/24 ....................................      3,700,000        3,700,000
Putnam County Development Authority PCR, Georgia Power Co., Plant Branch, First Series, Daily
    VRDN and Put, 3.15%, 6/01/23 ..................................................................      1,900,000        1,900,000
West Jefferson IDB, PCR, Alabama Power Co. Project, Refunding, Daily VRDN and Put, 3.15%, 6/01/28 .     15,000,000       15,000,000
                                                                                                                     --------------
TOTAL SHORT TERM INVESTMENTS (COST $36,500,000) ...................................................                      36,500,000
                                                                                                                     --------------
TOTAL INVESTMENTS (COST $6,220,378,766) 98.7% .....................................................                   6,550,576,108
OTHER ASSETS, LESS LIABILITIES 1.3% ...............................................................                      85,089,565
                                                                                                                     --------------
NET ASSETS 100.0% .................................................................................                  $6,635,665,673
                                                                                                                     --------------

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c)  See Note 6 regarding defaulted securities.

(d) Zero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.

(e) The bond pays interest based upon the issuer's ability to pay, which may be less than the stated interest rate.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN INDIANA TAX-FREE INCOME FUND
                                                                           YEAR ENDED FEBRUARY 28,
                                                ----------------------------------------------------------------------
                                                    1999           1998           1997           1996           1995
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $    12.07     $    11.77     $    11.76     $    11.40     $    12.01
                                                ----------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................          .62            .65            .66            .67            .66
 Net realized and unrealized gains (losses) .           --            .32            .01            .35           (.61)
                                                ----------------------------------------------------------------------
Total from investment operations ............          .62            .97            .67           1.02            .05
                                                ----------------------------------------------------------------------
Less distributions from:
 Net investment income ......................         (.63)          (.65)          (.66)          (.66)          (.66)
 Net realized gains .........................         (.03)          (.02)            --             --             --
                                                ----------------------------------------------------------------------
Total distributions .........................         (.66)          (.67)          (.66)          (.66)          (.66)
                                                ----------------------------------------------------------------------
Net asset value, end of year ................   $    12.03     $    12.07     $    11.77     $    11.76     $    11.40
                                                ----------------------------------------------------------------------

Total return* ...............................         5.25%          8.52%          5.91%          9.20%           .58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   59,014     $   54,643     $   51,137     $   48,949     $   46,583
Ratios to average net assets:
 Expenses ...................................          .82%           .82%           .82%           .80%           .81%
 Net investment income ......................         5.12%          5.45%          5.69%          5.80%          5.84%
Portfolio turnover rate .....................        18.79%         24.08%         23.54%         10.56%         26.49%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999



                                                                                                      PRINCIPAL
FRANKLIN INDIANA TAX-FREE INCOME FUND                                                                   AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
(a)LONG TERM INVESTMENTS 98.0%
 Beech Grove EDR, Westvaco Corp., 8.75%, 7/01/10 ..................................................   $    50,000   $    50,811
 Carmel EDR, Cool Creek Association, Refunding, 6.50%, 9/01/15 ....................................     1,000,000     1,074,290
 Clarke County Hospital Association, First Mortgage, MBIA Insured, Pre-Refunded, 7.50%, 9/01/07 ...       250,000       255,000
 Cloverdale Multi-School Building Corp. First Mortgage, MBIA Insured, 5.35%, 1/15/23 ..............     1,200,000     1,220,700
 Crown Point Industrial Redevelopment District Lake County Tax Increment, 8.10%, 2/01/07 ..........        50,000        50,154
 Duneland School Building Corp. First Mortgage, MBIA Insured, 5.50%, 8/01/17 ......................     1,000,000     1,040,170
 Eastern Hancock Middle School Building Corp. First Mortgage, Pre-Refunded, 6.00%, 1/15/21 ........     1,000,000     1,129,940
 Elkhart County Hospital Authority Revenue, Goshen Hospital Association Inc. Project, 7.35%, 7/01/12    1,750,000     1,883,473
 Elwood Middle School Building Corp. First Mortgage, Refunding, 7.30%, 1/01/08 ....................       500,000       533,935
 Fort Wayne Hospital Authority Hospital Revenue, Parkview Memorial Hospital, Series A, FGIC Insured,
    Pre-Refunded, 6.50%, 11/15/12 .................................................................     1,000,000     1,043,950
 Hammond Industrial Sewer and Solid Waste Disposal Revenue, American Maize-Products Co., Project A,
    8.00%, 12/01/24 ...............................................................................     3,000,000     3,497,610
 Hammond IPC Revenue, Stauffer Chemical Project, Guaranteed by Imperial Chemical, Series 1982,
    8.00%, 11/01/12 ...............................................................................       300,000       317,130
 Hammond Multi-School Building Corp. First Mortgage, Refunding, Series A, 6.20%, 7/10/15 ..........     1,500,000     1,587,600
 Indiana Bond Bank Special Program,
    Series A, 8.375%, 2/01/18 .....................................................................       130,000       132,388
    Series A, 7.50%, 2/01/20 ......................................................................       250,000       263,445
    Series B, 6.20%, 2/01/23 ......................................................................     3,500,000     3,762,605
    Series C, 8.00%, 8/01/11 ......................................................................        20,000        20,211
 Indiana Health Facility Financing Authority Hospital Revenue,
    Hancock Memorial Hospital Health Services, 6.125%, 8/15/17 ....................................     2,000,000     2,112,220
    Jackson County Schneck Memorial Hospital, Pre-Refunded, 7.50%, 2/15/22 ........................     1,835,000     2,063,825
    Jackson County Schneck Memorial Hospital, Refunding, 5.25%, 2/15/22 ...........................     1,200,000     1,165,692
    Methodist Hospital Inc., 6.75%, 9/15/09 .......................................................     1,280,000     1,387,520
 (b)Sisters of St. Francis Health, Series A, MBIA Insured, 5.00%, 11/01/29 ........................     1,000,000       959,090
    St. Anthony's Medical Center/Home Inc., Series A, 7.00%, 10/01/17 .............................     1,000,000     1,077,990
 Indiana Health Facility Financing Authority Revenue, Greenwood Village South Project, Refunding,
    5.625%, 5/15/28 ...............................................................................     1,750,000     1,719,060
 Indiana State Development Financing Authority Environmental Revenue, 6.25%, 7/15/30 ..............     2,000,000     2,141,200
 Indiana State Educational Facilities Authority Revenue,
    DePauw University Project, Refunding, 5.30%, 7/01/16 ..........................................       600,000       610,182
    Valparaiso University, AMBAC Insured, 5.125%, 10/01/23 ........................................     2,015,000     1,985,823
 Indiana State HFA, SFMR,
    6.10%, 7/01/22 ................................................................................     1,000,000     1,053,960
    Series A, GNMA Secured, 8.125%, 7/01/06 .......................................................        30,000        31,043
    Series F-2, GNMA Secured, 7.75%, 7/01/22 ......................................................       330,000       345,916
 Indiana State Office Building Commission Correctional Facilities Program Revenue, Pre-Refunded,
    6.375%, 7/01/16 ...............................................................................     1,000,000     1,094,110
 Indianapolis Airport Authority, Indianapolis International Airport Revenue, 6.50%, 11/15/31 ......     1,460,000     1,575,574
 Indianapolis Industrial Gas Utility Revenue, Distribution System, Refunding, Series A, AMBAC
    Insured, 5.00%, 8/15/24 .......................................................................     1,000,000       973,300
 Indianapolis Local Public Improvement Bond, Series D, 6.75%, 2/01/20 .............................     2,300,000     2,566,202
 Jasper County EDR, Georgia-Pacific Corp. Project, 5.625%, 12/01/27 ...............................     1,000,000     1,002,700
 Jasper County PCR, Northern Indiana Public Service Co., Refunding, MBIA Insured, 7.10%, 7/01/17 ..       500,000       540,640
 Lake Central Industrial Multi-School Building Corp. First Mortgage, Refunding, MBIA Insured,
    6.50%, 1/15/14 ................................................................................     2,100,000     2,287,929
 Madison County Authority Anderson Hospital Revenue, Refunding, Series A, BIG Insured,
    8.00%, 1/01/14 ................................................................................        95,000        97,080
 Marion County Convention and Recreational Facilities Authority Excise Tax Revenue, Lease Rental,
    Series A, AMBAC Insured, 7.00%, 6/01/21 .......................................................       250,000       269,995
    Subordinated Lien, Series A, MBIA Insured, 5.00%, 6/01/27 .....................................     2,750,000     2,660,928
 Monroe County MFHR, Country View, Series A, GNMA Secured, 5.75%, 4/01/33 .........................     1,100,000     1,117,061
 Muncies Edit Building Corp. First Mortgage, Series A, AMBAC Insured, 6.60%, 12/01/17 .............     2,000,000     2,220,800
 New Albany Floyd County School Building Corp. Revenue, First Mortgage, MBIA Insured, 5.375%,
    1/15/18 .......................................................................................     1,500,000     1,546,920
 New Prairie Unified School Building Corp. Revenue, First Mortgage, Refunding, 5.80%, 7/05/11 .....     1,520,000     1,644,534
 Penn-Harris-Madison Multi-School Building Corp. First Mortgage, FSA Insured, 5.90%, 7/15/14 ......     1,000,000     1,100,310
 Princeton PCR, Refunding, Public Service Co. of Indiana Project, Series C, MBIA Insured, 7.375%,
    3/15/12 .......................................................................................       250,000       263,830
 Rochester Community Multi-School Building Corp. Revenue, First Mortgage, AMBAC Insured, 5.20%,
    1/15/18 .......................................................................................     1,000,000     1,011,530
 Steuben County Metropolitan School District COP, 6.90%, 1/01/08 ..................................       500,000       526,030
 Sullivan Industrial PCR, Hoosier Energy, Merom Project, Refunding, 7.10%, 4/01/19 ................       750,000       799,737
                                                                                                                    -----------
 TOTAL LONG TERM INVESTMENTS (COST $54,130,869) ...................................................                  57,816,143
                                                                                                                    -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN INDIANA TAX-FREE INCOME FUND                                                                 AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS 2.5%
 Fort Wayne Hospital Authority Hospital Revenue, Parkview Memorial Hospital,
    Series B, Weekly VRDN and Put, 3.00%, 1/01/16 .............................................   $    100,000    $    100,000
    Series D, Weekly VRDN and Put, 3.00%, 1/01/16 .............................................        800,000         800,000
 Indiana Health Facility Financing Authority Revenue, St. Anthony Medical Center Project, Weekly
    VRDN and Put, 3.50%, 12/01/14 .............................................................        500,000         500,000
 Princeton PCR, PSI Energy Inc. Project, Refunding, Daily VRDN and Put, 3.20%, 4/01/22 ........        100,000         100,000
                                                                                                                  ------------
 TOTAL SHORT TERM INVESTMENTS (COST $1,500,000) ...............................................                      1,500,000
                                                                                                                  ------------
 TOTAL INVESTMENTS (COST $55,630,869) 100.5% ..................................................                     59,316,143
 OTHER ASSETS, LESS LIABILITIES (.5%) .........................................................                      (302,320)
                                                                                                                  ------------
 NET ASSETS 100.0% ............................................................................                   $ 59,013,823

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN MICHIGAN TAX-FREE INCOME FUND
                                                                YEAR ENDED FEBRUARY 28,
                                                       ---------------------------------------
                                                           1999           1998         1997(1)
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $    11.02     $    10.42    $    10.00
                                                       ---------------------------------------
Income from investment operations:
 Net investment income .............................          .54            .51           .30
 Net realized and unrealized gains .................          .12            .67           .32
                                                       ---------------------------------------
Total from investment operations ...................          .66           1.18           .62
                                                       ---------------------------------------
Less distributions from:
 Net investment income .............................         (.57)          (.58)         (.20)
 Net realized gains ................................         (.02)            --            --
                                                       ---------------------------------------
Total distributions ................................         (.59)          (.58)         (.20)
                                                       ---------------------------------------
Net asset value, end of year .......................   $    11.09     $    11.02    $    10.42
                                                       =======================================

Total return* ......................................         6.15%         11.62%         6.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $   17,117     $    9,268    $    3,884
Ratios to average net assets:
 Expenses ..........................................          .25%           .25%          .34%**
 Expenses excluding waiver and payments by affiliate          .94%          1.01%         1.21%**
 Net investment income .............................         5.03%          5.39%         4.90%**
Portfolio turnover rate ............................        16.00%         51.81%        42.83%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**   Annualized

(1)  For the period July 1, 1996 (effective date) to February 28, 1997.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999



                                                                                                        PRINCIPAL
FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                                                    AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 95.5%
 Avondale School District, AMBAC Insured, 5.75%, 5/01/22 ..........................................   $   150,000   $   167,012
 Caledonia Community Schools, MBIA Insured, Pre-Refunded, 5.85%, 5/01/22 ..........................       100,000       106,805
 Cedar Springs Public School District, MBIA Insured, Pre-Refunded, 5.875%, 5/01/19 ................       250,000       277,800
 Central Michigan University Revenue, FGIC Insured, 5.00%, 10/01/27 ...............................       500,000       480,155
 Chippewa County Hospital Financing Authority Revenue, Chippewa County War Memorial Hospital,
    Refunding, Series B, 5.625%, 11/01/14 .........................................................       650,000       661,687
 Dearborn EDC Hospital Revenue, Oakwood Obligation Group, Series A, FGIC Insured, 5.75%, 11/15/15 .       100,000       107,793
 Detroit Local Development Finance Authority, Refunding, Series A, 5.375%, 5/01/21 ................       100,000       101,439
 Detroit Sewage Disposal Revenue, Series A, MBIA Insured, 5.50%, 7/01/20 ..........................       215,000       224,103
 Detroit Water Supply System Revenue, Series A, MBIA Insured, 5.00%, 7/01/27 ......................       750,000       728,918
 Detroit/Wayne County Stadium Authority, FGIC Insured, 5.25%, 2/01/27 .............................       500,000       503,435
 Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured, 5.75%, 2/15/25 ...       100,000       106,214
 Ferris State University Revenue, AMBAC Insured, Pre-Refunded, 5.90%, 10/01/26 ....................       240,000       271,171
 Gogebic-Iron Wastewater Authority Wastewater Treatment System Revenue, Refunding, MBIA Insured,
    6.05%, 1/01/25 ................................................................................       500,000       535,600
 Greenville Public School Building GO, MBIA Insured, Pre-Refunded, 5.75%, 5/01/19 .................       160,000       176,202
 Grosse-Ile Township School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ...............       150,000       169,590
 Huron Valley School District GO, FGIC Insured, Pre-Refunded,
    5.875%, 5/01/16 ...............................................................................       100,000       112,200
    5.75%, 5/01/22 ................................................................................       100,000       111,341
 Jenison Public Schools, Refunding, FGIC Insured, 5.75%, 5/01/16 ..................................       130,000       138,701
 Kalamazoo Downtown Development, Refunding, 5.35%, 4/01/18 ........................................       200,000       205,784
 Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist Hospital,
    Refunding and Improvement, MBIA Insured, 5.875%, 5/15/26 ......................................       225,000       241,763
    Refunding, MBIA Insured, 5.25%, 5/15/18 .......................................................       250,000       253,790
 Kenowa Hills Public Schools, MBIA Insured, 5.875%, 5/01/21 .......................................       275,000       292,375
 Kent County Building Authority GO, 5.00%, 6/01/26 ................................................       600,000       579,186
 Lakeview Community Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 ........................       100,000       106,693
 Lincoln Consolidated School District,
    FGIC Insured, Pre-Refunded, 5.85%, 5/01/21 ....................................................       130,000       144,841
    Refunding, FGIC Insured, 5.85%, 5/01/21 .......................................................        10,000        10,862
 Lincoln Park School District, Refunding, FGIC Insured, 5.00%, 5/01/26 ............................       400,000       390,676
 Michigan Higher Education Facilities Authority Revenue, Limited Obligation, Calvin College Project,
    5.55%, 6/01/17 ................................................................................       840,000       841,873
 Michigan Municipal Bond Authority Revenue, Local Government Loan Program Revenue Sharing, 5.20%,
    11/01/19 ......................................................................................       330,000       323,832
 Michigan State Building Authority Revenue, Facilities Program, Refunding, Series 1, 4.75%, 10/15/21      500,000       474,715
 Michigan State HDA,
    Rental Housing Revenue, Series A, AMBAC Insured, 6.00%, 4/01/16 ...............................       200,000       213,388
    SFMR, Refunding, Series B, 6.20%, 6/01/27 .....................................................        75,000        79,471
    SFMR, Refunding, Series E, 6.20%, 12/01/27 ....................................................       310,000       324,263
    SFMR, Series D, 5.95%, 12/01/16 ...............................................................       250,000       262,998
 Michigan State Hospital Finance Authority Revenue,
    Mercy Health Services, Series U, 5.75%, 8/15/26 ...............................................       300,000       313,521
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/26 ....................       500,000       485,455
    Presbyterian Villages Obligation Group, 6.375%, 1/01/15 .......................................       225,000       241,718
    Presbyterian Villages Obligation Group, 6.375%, 1/01/25 .......................................     1,250,000     1,333,046
    Sparrow Obligation Group, MBIA Insured, 5.90%, 11/15/26 .......................................       100,000       108,257
 Michigan State Hospital Financing Authority Revenue, Hospital-Charity Obligation Group, Series A,
    5.125%, 11/01/29 ..............................................................................       800,000       778,840
 Michigan State Strategic Fund Limited Obligation Revenue,
    Hope Network Project, Refunding, Series B, 5.125%, 9/01/13 ....................................       600,000       611,754
    Worthington Armstrong Venture, 5.75%, 10/01/22 ................................................       350,000       368,613
 Michigan State Trunk Line, Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 ....................       500,000       489,690
 Oakland County EDC, Limited Obligation Revenue, Cranbrook Educational Community, Refunding, 5.00%,
    11/01/17 ......................................................................................       500,000       496,965
 Oakridge Public Schools GO, FSA Insured, 5.125%, 5/01/28 .........................................       500,000       497,340
 Ottawa County GO, Holland Township Water Supply, Refunding, 5.15%, 8/01/18 .......................       280,000       284,371
 Wayne Charter County Airport Revenue, Detroit Metro Airport, Series A, MBIA Insured, 5.25%,
    12/01/18 ......................................................................................       500,000       504,325
 Zeeland Public Schools GO, Series B, MBIA Insured, Pre-Refunded, 6.05%, 5/01/19 ..................       100,000       112,347
                                                                                                                    -----------
 TOTAL LONG TERM INVESTMENTS (COST $15,734,216) ...................................................                  16,352,918
                                                                                                                    -----------

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                  PRINCIPAL
FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                              AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS 3.0%
 Delta County EDC, Environmental Improvement Revenue, Mead Escanaba Paper
 Project, Refunding, Series C, Daily VRDN and Put, 3.10%, 12/01/23 .              $ 100,000    $  100,000
 Michigan State Strategic Fund Limited Obligation Revenue, Detroit
 Edison Co., Reserve 1, Refunding, Daily VRDN and Put, 3.15%, 9/01/30               300,000       300,000
 Midland County EDC, Limited Obligation Revenue, Dow Chemical Co. ..
 Project, Refunding, Series B, Daily VRDN and Put, 2.20%, 12/01/15 .                100,000       100,000
                                                                                              -----------
 TOTAL SHORT TERM INVESTMENTS (COST $500,000) ......................                              500,000
                                                                                              -----------
 TOTAL INVESTMENTS (COST $16,234,216) 98.5% ........................                           16,852,918
 OTHER ASSETS, LESS LIABILITIES 1.5% ...............................                              264,500
                                                                                              -----------
 NET ASSETS 100.0% .................................................                          $17,117,418
                                                                                              ===========

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
                                                                                 YEAR ENDED FEBRUARY 28,
                                                -----------------------------------------------------------------------------
CLASS A                                                              1998            1997           19961              1995
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     11.92     $     11.61     $     11.68     $     11.28       $     11.82
                                                -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .61             .63             .64             .65               .66
 Net realized and unrealized gains (losses) .           .05             .32            (.06)            .39              (.55)
                                                -----------------------------------------------------------------------------
Total from investment operations ............           .66             .95             .58            1.04               .11
                                                -----------------------------------------------------------------------------
Less distributions from net investment income          (.62)           (.64)           (.65)           (.64)             (.65)
                                                -----------------------------------------------------------------------------
Net asset value, end of year ................   $     11.96     $     11.92     $     11.61     $     11.68       $     11.28
                                                =============================================================================

Total return* ...............................          5.63%           8.37%           5.13%           9.43%             1.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   681,818     $     636,929  $   574,691      $   564,864       $   533,937
Ratios to average net assets:
 Expenses ...................................           .65%            .66%            .64%            .65%              .63%
 Net investment income ......................          5.06%           5.34%           5.58%           5.65%             5.86%
Portfolio turnover rate .....................          5.43%          12.77%           8.87%          12.04%            31.05%

CLASS C
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     11.98     $     11.66     $     11.72     $     11.30
                                                -----------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .54             .56             .57             .49
 Net realized and unrealized gains (losses) .           .06             .33            (.05)            .40
                                                -----------------------------------------------------------
Total from investment operations ............           .60             .89             .52             .89
                                                -----------------------------------------------------------
Less distributions from net investment income          (.55)           (.57)           (.58)           (.47)
                                                -----------------------------------------------------------
Net asset value, end of year ................   $     12.03     $     11.98     $     11.66     $     11.72
                                                ===========================================================

Total return* ...............................          5.09%           7.84%           4.57%           8.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $    48,715     $    28,139     $    13,095       $     4,542
Ratios to average net assets:
 Expenses ...................................          1.21%           1.21%           1.21%           1.23%**
 Net investment income ......................          4.50%           4.77%           5.01%           5.15%**
Portfolio turnover rate .....................          5.43%          12.77%           8.87%          12.04%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**   Annualized

1    For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.
                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                        PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                                  AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------------
(a)LONG TERM INVESTMENTS 99.2%
BONDS 99.2%
Aberdeen Township, Refunding, FGIC Insured, 5.70%, 2/01/22 ..........................................   $ 4,100,000  $ 4,378,144
Allamuchy Town Board of Education COP, MBIA Insured, 6.00%, 11/01/14.................................     1,000,000    1,100,270
Atlantic City Municipal Utilities Authority Revenue, Water
System, Pre-Refunded, 7.75%, 5/01/17 ................................................................    2,000,000    2,141,340
Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project, ETM, MBIA
Insured, 7.40%, 7/01/16 .............................................................................    9,500,000   12,211,775
Atlantic County Utilities Authority, Solid Waste Revenue,
   7.00%, 3/01/08 ...................................................................................    2,000,000    2,032,720
  7.125%, 3/01/16 ...................................................................................    6,600,000    6,728,568
Bedminister Township Board of Education COP, Pre-Refunded, 7.125%, 9/01/10...........................    2,000,000    2,179,880
Bergen County Utility Authority Solid Waste System Revenue,
Series A, FGIC Insured, 6.25%, 6/15/11 1,325,000 1,433,067 Camden County
Improvement Authority Health System Revenue, Catholic Health East, Series B,
AMBAC Insured, 5.00%, 11/15/28 ......................................................................   11,600,000   11,440,152
Camden County Municipal Utilities Authority Sewer Revenue, Refunding, FGIC Insured,
   5.20%, 7/15/15 ...................................................................................    5,000,000    5,145,050
   5.25%, 7/15/16 ...................................................................................    2,005,000    2,072,929
   5.125%, 7/15/17 ..................................................................................    4,560,000    4,620,101
   5.25%, 7/15/17 ...................................................................................    2,425,000    2,497,168
Cape May County IPC, Financing Authority Revenue, Refunding, Atlantic City Electric Co., Series A,
   MBIA Insured, 6.80%, 3/01/21 .....................................................................    5,400,000    6,721,272
Carteret Board of Education COP, MBIA Insured, 6.25%, 4/15/19 .......................................    2,750,000    3,032,068
Church Street Corp. Keansburg Elderly Housing Mortgage Revenue,
Refunding, 5.625%, 3/01/11 1,890,000 1,962,387 Delaware River and Bay Authority Revenue, FGIC
   Insured, 5.25%, 1/01/26 ..........................................................................   10,200,000   10,415,934
Delaware River Port Authority Pennsylvania and New Jersey Revenue, Series 1995, FGIC Insured,
   5.50%, 1/01/26 ...................................................................................   24,000,000   25,354,794
Essex County Improvement Authority Revenue,
   MBIA Insured, Pre-Refunded, 6.00%, 12/01/17 ......................................................    2,510,000    2,767,677
   Utilities System, Orange Franchise, Series A, MBIA Insured, 5.375%, 7/01/18 ......................    1,400,000    1,444,982
Evesham Municipal Utilities Authority Revenue, Series B, MBIA Insured, 7.00%, 7/01/10 ...............    3,000,000    3,127,320
Freehold Township Board of Education, FSA Insured, 5.40%, 7/15/28 ...................................    1,080,000    1,109,171
Gloucester County Improvement Authority Revenue, Justice Complex Lease Project, Pre-Refunded,
   7.50%, 12/15/10 ..................................................................................    1,000,000    1,044,680
Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, SES Gloucester Co. ...
   LP Project, Series B, 8.375%, 7/01/10 ............................................................      275,000      275,982
Hamilton Township Board of Education COP, Series B, FSA Insured, 7.00%, 12/15/15 ....................    4,670,000    5,053,500
Highland Park School District GO, Refunding, MBIA
Insured, 5.125%, 2/15/25 7,120,000 7,157,878 Howell Township GO, Refunding,
FGIC Insured, 6.80%, 1/01/14 1,750,000 1,911,928 Hudson County Improvement
Authorities Facilities Lease Revenue, Hudson County Lease Project, FGIC
Insured, Pre-Refunded, 6.00%, 12/01/25 ..............................................................    2,000,000    2,205,320
Hudson County  Improvement Authority Solid Waste Systems Revenue, Koppers Site Project, Series
    A, 6.125%, 1/01/29 ..............................................................................    6,510,000    6,365,478
Mercer County Improvement Authority Revenue, Library Systems, Series A, Pre-Refunded, 6.00%, 12/01/14    2,500,000    2,789,950
Middlesex County COP,
   MBIA Insured, 5.30%, 6/15/29 .....................................................................    5,000,000    5,123,400
   MBIA Insured, Pre-Refunded, 6.00%, 8/15/14 .......................................................    1,500,000    1,660,050
   MBIA Insured, Pre-Refunded, 6.125%, 2/15/19 ......................................................    2,300,000    2,558,267
   Refunding, MBIA Insured, 5.00%, 2/15/19 ..........................................................    4,250,000    4,233,935
Middlesex County Improvement Authority Revenue, Guaranteed Educational Services, Commission Project,
   Pre-Refunded, 6.00%, 9/15/14 .....................................................................    2,000,000    2,255,520
Middlesex County Utilities Authority Sewer Revenue, Refunding, Series A, FGIC Insured,
   5.375%, 9/15/15 ..................................................................................    2,100,000    2,185,176
   5.125%, 12/01/16 .................................................................................    9,000,000    9,181,980
Middletown Township GO, Board of Education, MBIA Insured, 5.85%,
   8/01/24 ..........................................................................................    4,295,000    4,597,755
   8/01/25 ..........................................................................................    4,300,000    4,603,107
Moorestown Township School District, FGIC Insured, 5.00%, 1/01/26 ...................................    1,000,000      991,170
Mount Olive Township, Board of Education, FGIC Insured, 5.25%,
   1/15/22 ..........................................................................................    2,550,000    2,594,192
   1/15/23 ..........................................................................................    2,690,000    2,733,121
New Brunswick Parking Authority Revenue, City GTD Parking, FGIC Insured, 5.00%, 1/01/29 .............    2,000,000    1,981,480
New Jersey EDA Revenue,
   Educational Testing Service, Refunding, Series A, MBIA Insured, 4.75%, 5/15/25 ...................    3,500,000    3,362,870
   Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%, 1/01/16 ..............    2,500,000    2,602,950
   St. Barnabas Project, Series A, MBIA Insured, 5.375%, 7/01/27 ....................................    4,375,000    4,473,875
New Jersey EDA,
   Auto Parking Revenue, Blair Development Co., FGIC Insured, 5.60%, 10/15/26 .......................    2,000,000    2,113,000
   EDR, School Revenue, Blair Academy, 1995 Project, Series N, 6.90%, 12/01/11 ......................    3,545,000    3,806,656

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                                    PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                              AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------
(a)LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New Jersey EDA, (cont.)
   EDR, School Revenue, Blair Academy, 1995 Project, Series P, 6.90%, 12/01/11 ..................   $   395,000   $   424,155
   Heating and Cooling Revenue, Trigen-Trenton Project, Series A, 6.20%, 12/01/10 ...............     6,370,000     6,694,615
   Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.10%, 12/01/04 ...............     3,245,000     3,397,937
   Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.20%, 12/01/07 ...............     2,720,000     2,866,499
   Market Transition Facilities Revenue, senior lien, Series A, MBIA Insured, 5.875%, 7/01/11 ...     3,000,000     3,279,510
   Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project, Series A, AMBAC Insured,
   6.25%, 8/01/24 ...............................................................................     8,200,000     9,036,974
   PCR, Jersey Central Power and Light, 7.10%, 7/01/15 ..........................................       550,000       596,998
   School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 9/01/16 ........................     1,640,000     1,696,285
   State Lease Revenue, Liberty State Park Lease Rental, Refunding, AMBAC Insured, 5.75%, 3/15/20     4,605,000     4,936,468
   State Lease Revenue, Liberty State Park Lease Rental, Refunding, AMBAC Insured, 5.75%, 3/15/22     3,315,000     3,553,614
   Terminal Revenue, GATX Terminals Corp. Project, 6.65%, 9/01/22 ...............................     7,440,000     7,999,042
   Water Facilities Revenue, Hackensack Water Co. Project, Refunding, Series A, MBIA Insured,
       5.80%, 3/01/24 ...........................................................................     1,000,000     1,061,260
   Water Facilities Revenue, Middlesex Water Co. Project, 7.25%, 7/01/21 ........................     6,000,000     6,457,380
New Jersey Health Care Facilities Financing Authority Revenue,
   Atlantic City Medical Center, Series C, 6.80%, 7/01/11 .......................................     2,500,000     2,730,175
   Atlantic Health Systems, Series A, 5.00%, 7/01/27 ............................................     5,500,000     5,425,750
   Berkeley Heights Convalescent Hospital, AMBAC Insured, 5.00%, 7/01/26 ........................     6,000,000     5,920,320
   Beth Israel Hospital Association Passaic, 7.80%, 7/01/04 .....................................     2,720,000     2,800,893
   Beth Israel Hospital Association Passaic, Refunding, 7.875%, 7/01/07 .........................     1,000,000     1,029,570
   Cathedral Health Service, Pre-Refunded, 7.25%, 2/15/21 .......................................     2,020,000     2,203,315
   Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 ...........................     5,000,000     5,078,650
   Cathedral Health, Series A, FHA Insured, Pre-Refunded, 7.25%, 2/15/10 ........................     9,330,000    10,176,698
   Christian Health Care Center, Refunding, Series A, 5.50%, 7/01/18 ............................     1,200,000     1,198,488
   Clara Maas Medical Center, Series B, Pre-Refunded, 7.30%, 7/01/09 ............................     1,000,000     1,033,810
   Clara Maas Medical Center, Series B, Pre-Refunded, 7.25%, 7/01/19 ............................     2,435,000     2,516,938
   East Orange General Hospital, Series B, 7.75%, 7/01/20 .......................................     5,445,000     5,733,585
   Elizabeth General Medical Center, Series C, 7.375%, 7/01/15 ..................................     4,890,000     5,163,596
   Franciscan St. Mary's Hospital, 5.875%, 7/01/12 ..............................................     5,150,000     5,351,829
   Hackensack Medical Center, FGIC Insured, Pre-Refunded, 6.25%, 7/01/21 ........................     2,400,000     2,554,464
   Hackensack University Medical Center, Refunding, Series B, MBIA Insured, 5.20%, 1/01/28 ......     5,000,000     5,061,050
   Holy Name Hospital, 6.00%, 7/01/25 ...........................................................     3,000,000     3,148,080
   Holy Name Hospital, AMBAC Insured, 5.25%, 7/01/20 ............................................     4,380,000     4,445,963
   Holy Name Hospital, Series B, AMBAC Insured, Pre-Refunded, 7.00%, 7/01/08 ....................     2,000,000     2,136,260
   Jersey Shore Medical Center, Refunding, AMBAC Insured, 5.875%, 7/01/24 .......................     2,500,000     2,635,650
   JFK Medical Center/Hartwyck, Refunding, MBIA Insured, 5.00%, 7/01/25 .........................     7,855,000     7,752,571
   John F. Kennedy Health Systems, Obligation Group Revenue, FGIC Insured, 5.70%, 7/01/25 .......     5,000,000     5,276,950
   Medical Center at Princeton Obligation Group, AMBAC Insured, 5.00%, 7/01/28 ..................     7,000,000     6,946,240
   Monmouth Medical Center, Series C, FSA Insured,Pre-Refunded, 6.25%, 7/01/16 ..................     4,900,000     5,566,694
   Monmouth Medical Center, Series C, FSA Insured,Pre-Refunded, 6.25%, 7/01/24 ..................     8,250,000     9,372,495
   Morristown Memorial Hospital, Series C, Pre-Refunded, 7.125%, 7/01/08 ........................     1,800,000     1,859,832
   New Jersey Geriatric Center of Workmen's Circle Inc., Series A, FHA Mortgage Insured, 8.00%,
       2/01/28 ..................................................................................       125,000       128,185
   Newcomb Medical Center, Series A, 7.875%, 7/01/03 ............................................     2,590,000     2,722,168
   Pascack Valley Hospital Association, 5.125%, 7/01/28 .........................................     6,000,000     5,673,780
   Pascack Valley Hospital, Pre-Refunded, 6.90%, 7/01/21 ........................................     3,565,000     3,903,461
   Riverview Medical Center, 5.875%, 7/01/16 ....................................................    10,000,000    10,737,900
   Shoreline Behavioral Health, MBIA Insured, 5.50%, 7/01/27 ....................................     1,500,000     1,564,740
   Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 ..................................     2,000,000     1,973,000
   St. Barnabas Health, Refunding, Series B, MBIA Insured, 5.00%, 7/01/24 .......................    16,000,000    15,795,200
   St. Joseph's Hospital and Medical Center, Refunding, 5.75%, 7/01/16 ..........................     2,050,000     2,198,092
   St. Joseph's Hospital and Medical Center, Refunding, 6.00%, 7/01/26 ..........................     1,000,000     1,090,050
   Wayne General Hospital, Series B, Pre-Refunded, 5.75%, 8/01/11 ...............................     1,720,000     1,829,633
   Wayne General Hospital, Series B, Pre-Refunded, 5.875%, 8/01/18 ..............................     1,000,000     1,054,220
New Jersey State Building Authority Revenue, Refunding, 5.00%, 6/15/15 ..........................     5,000,000     5,063,850
New Jersey State Educational Facilities Authority Revenue,
   Jersey State College, Series D, MBIA Insured, 6.125%, 7/01/22 ................................     2,000,000     2,145,980
   New Jersey Institute of Technology Revenue, Refunding, Series A, MBIA Insured, 6.00%,
       7/01/24 ..................................................................................     1,455,000     1,579,504
   New Jersey Institute of Technology, Series 95-E, MBIA Insured, 5.375%, 7/01/25 ...............     2,500,000     2,561,325
   New Jersey Institute of Technology, Series A, MBIA Insured, 6.00%, 7/01/15 ...................     4,000,000     4,366,160

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                      PRINCIPAL
 FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------------
(a)LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New Jersey State Educational Facilities Authority Revenue, (cont.)
    Princeton University, Series C, 5.25%, 7/01/25 .................................................   $ 2,760,000   $ 2,805,816
    Rider College, Series D, AMBAC Insured, 6.20%, 7/01/17 .........................................     3,000,000     3,238,530
    Rowan College, Series E, AMBAC Insured, 6.00%, 7/01/26 .........................................     9,810,000    10,655,524
    Seton Hall University Project, Refunding, Series E,MBIA Insured, 5.60%, 7/01/16 ................     1,765,000     1,882,867
    Seton Hall University Project, Series C, BIG Insured, 6.85%, 7/01/19 ...........................       445,000       459,476
    Seton Hall University Project, Series C, BIG Insured, Pre-Refunded, 6.85%, 7/01/19 .............       555,000       573,054
    Seton Hall University Project, Series D, 7.00%, 7/01/21 ........................................     4,400,000     4,653,176
    St. Peters College, Series B, 5.50%, 7/01/27 ...................................................     2,000,000     2,014,940
    Stevens Institute of Technology, Series I, 5.00%, 7/01/18 ......................................     1,100,000     1,091,849
    Stevens Institute of Technology, Series I, 5.00%, 7/01/28 ......................................     1,575,000     1,551,060
    Trenton State College, Series A, MBIA Insured, 5.10%, 7/01/21 ..................................     3,600,000     3,610,332
    Trenton State College, Series B, AMBAC Insured, 6.125%, 7/01/19 ................................     4,780,000     5,174,589
    Trenton State College, Series B, AMBAC Insured, 6.125%, 7/01/24 ................................     7,845,000     8,481,073
 New Jersey State Highway Authority Garden State Parkway, Senior Parkway Revenue,
    6.20%, 1/01/10 .................................................................................     5,000,000     5,698,800
    6.25%, 1/01/14 .................................................................................     2,500,000     2,683,750
    6.00%, 1/01/16 .................................................................................     2,900,000     3,033,690
 New Jersey State Housing and Mortgage Finance Agency MFHR,
    Montclarion Project, Series J, FHA Insured, 7.70%, 11/01/29 ....................................     2,170,000     2,258,059
    Refunding, Series A, AMBAC Insured, 6.00%, 11/01/14 ............................................     5,000,000     5,341,650
    Refunding, Series A, AMBAC Insured, 6.05%, 11/01/20 ............................................    12,500,000    13,326,625
    Regency Park Project, Series H, 7.70%, 11/01/30 ................................................       450,000       465,345
    Series A, AMBAC Insured, 5.55%, 5/01/27 ........................................................     2,000,000     2,041,800
 New Jersey State Housing and Mortgage Finance Agency Revenue,
    Home Buyer, Series B, MBIA Insured, 7.90%, 10/01/22 ............................................       485,000       500,399
    Home Buyer, Series D, MBIA Insured, 7.70%, 10/01/29 ............................................     2,340,000     2,409,077
    Home Buyer, Series J, MBIA Insured, 6.20%, 10/01/25 ............................................     4,980,000     5,265,454
    Home Buyer, Series N, MBIA Insured, 6.35%, 10/01/27 ............................................     4,000,000     4,247,800
    Home Buyer, Series U, MBIA Insured, 5.85%, 4/01/29 .............................................    12,000,000    12,498,960
    Section 8, Refunding, Series 1, 6.70%, 11/01/28 ................................................     2,885,000     3,098,144
    Section 8, Refunding, Series A, 6.95%, 11/01/13 ................................................    12,400,000    13,328,884
 New Jersey State Sports and Exposition Authority Convention Center Luxury Tax, Series A,
    MBIA Insured,
    6.60%, 7/01/15 .................................................................................     8,000,000     8,758,080
    6.25%, 7/01/20 .................................................................................     6,800,000     7,322,444
 Newark Board of Education, MBIA Insured, 5.875%, 12/15/14 .........................................     3,250,000     3,554,948
 North Brunswick Township Board of Education GO, Refunding, FGIC Insured, 5.00%, 2/01/15 ...........     2,000,000     2,022,860
 Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.40%, 3/15/28 ...     2,000,000     1,950,540
 Ocean Township Municipal Utilities Authority Revenue, Refunding, MBIA Insured, 5.80%, 12/01/18 ....     7,400,000     7,855,470
 Orange Township GO, Municipal Utility and Lease, Refunding, Series C, MBIA Insured, 5.10%, 12/01/17     3,035,000     3,072,361
 Piscataway Township School District COP, MBIA Insured, Pre-Refunded, 7.50%, 6/15/09 ...............     1,000,000     1,012,790
(b)Plainfield Board Education, FSA Insured, 5.00%, 8/01/26 .........................................     5,000,000     4,933,600
 Port Authority of New York and New Jersey Revenue, Consolidated 74th Series, 6.75%, 8/01/26 .......     1,000,000     1,076,440
 Port Authority of New York and New Jersey Revenue,
    Consolidated 67th Series, 6.875%, 1/01/25 ......................................................     2,500,000     2,588,200
    Consolidated 67th Series, AMBAC Insured, 6.875%, 1/01/25 .......................................       750,000       778,785
    Consolidated 71st Series, 6.50%, 1/15/26 .......................................................     2,500,000     2,643,700
    Consolidated 72nd Series, Pre-Refunded, 7.35%, 10/01/27 ........................................     7,000,000     7,909,930
    Consolidated 84th Series, 6.00%, 1/15/28 .......................................................     1,125,000     1,193,681
    Consolidated 94th Series, 6.00%, 12/01/16 ......................................................     2,000,000     2,161,480
    Consolidated 94th Series, 6.00%, 6/01/17 .......................................................     5,000,000     5,403,700
    Consolidated, 109th Series, FGIC Insured, 5.375%, 7/15/22 ......................................     4,645,000     4,790,017
    Delta Air Lines Special Project, Series 1, 6.95%, 6/01/08 ......................................     5,000,000     5,433,050
    Special Obligation Revenue, Consolidated, 102nd Series, MBIA Insured, 5.75%, 10/15/23 ..........     5,000,000     5,293,400
 Port Authority of New York and New Jersey Special Obligation Revenue,
    4th Installment, Special Project, 6.75%, 10/01/11 ..............................................     2,500,000     2,783,900
    John F. Kennedy International Air Terminal, MBIA Insured, 5.75%, 12/01/22 ......................     8,000,000     8,569,040
 Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17 .........................................     3,000,000     3,432,450

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)



                                                                                                    PRINCIPAL
 FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                             AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
(a)LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Q, Pre-Refunded,
    8.00%, 7/01/18 .............................................................................   $  8,000,000   $  8,653,600
 Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
    7.90%, 7/01/07 .............................................................................        120,000        123,996
    7.75%, 7/01/08 .............................................................................      1,350,000      1,380,321
    7.50%, 7/01/09 .............................................................................        100,000        102,221
 Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation, Refunding,
    7.875%, 10/01/04 ...........................................................................      1,000,000      1,042,180
 Puerto Rico Electric Power Authority Revenue,
    Refunding, Series N, 7.125%, 7/01/14 .......................................................      2,355,000      2,422,023
    Series T, 6.00%, 7/01/16 ...................................................................     11,535,000     12,482,024
    Series X, 6.00%, 7/01/15 ...................................................................      2,000,000      2,167,120
    Series X, 6.125%, 7/01/21 ..................................................................      5,000,000      5,711,700
 Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .................................................      4,185,000      4,348,299
    Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured, Pre-Refunded, 7.75%, 12/01/26 ...        125,000        152,519
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ...............        660,000        692,020
 Rutgers State University, Series A,
    6.50%, 5/01/18 .............................................................................      4,250,000      4,566,158
    5.00%, 5/01/23 .............................................................................      3,255,000      3,227,723
 Salem County IPC, Financing Authority Revenue, Public Services, Electric and
 Gas Co., Refunding, Series D, MBIA Insured, 6.55%, 10/01/29 ...................................      5,000,000      5,655,300
 South Brunswick Township Board of Education GO, Refunding, Series AA, FGIC
 Insured, 5.50%, 8/01/24 .......................................................................      1,720,000      1,790,365
 Stony Brook Regional Sewerage
 Authority Revenue, Series A, Pre-Refunded, 7.40%, 12/01/09 ....................................      1,000,000      1,052,030
 Union County Improvement Authority Revenue, Plainfield Board of Education, FGIC
 Insured, 5.85%, 8/01/26 .......................................................................      5,000,000      5,407,550
 Union County Utilities Authority Solid Waste Revenue, sub. leased, Ogden Martin, Series A,
    AMBAC Insured, 5.35%, 6/01/23 ..............................................................      3,000,000      3,047,910
 University of Medicine and Dentistry COP, Series A, MBIA Insured, 5.00%, 9/01/22 ..............      1,700,000      1,672,307
 University of Medicine and Dentistry Revenue, Series C, Pre-Refunded, 7.20%,
    12/01/09 ...................................................................................        750,000        787,928
    12/01/19 ...................................................................................        725,000        761,663
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/15 ...................................................................................      2,500,000      2,544,900
    10/01/18 ...................................................................................      3,045,000      3,078,647
    10/01/22 ...................................................................................      2,000,000      2,006,700
 Warren Hills Regional School District COP, BIG Insured, Pre-Refunded, 7.375%, 12/15/09 ........      1,200,000      1,214,940
                                                                                                                  ------------
 TOTAL BONDS ...................................................................................                   724,311,573
                                                                                                                  ------------
 ZERO COUPON BONDS
(d)Middlesex County COP, MBIA Insured, zero cpn., 6/15/24 ......................................      1,000,000        272,420
                                                                                                                  ------------
 TOTAL LONG TERM INVESTMENTS (COST $678,154,419) ...............................................                   724,583,993
                                                                                                                  ------------
(a)SHORT TERM INVESTMENTS .3%
 New Jersey EDA, EDR, Dow Chemical, El Dorado Term 1984B, Refunding, Daily VRDN
 and Put, 2.80%, 5/01/03 .......................................................................        600,000        600,000
 New Jersey State Turnpike Authority
 Revenue, Series D, Weekly VRDN and Put, 1.95%, 1/01/18 ........................................        800,000        800,000
 Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure,
    Series 2, Daily VRDN and Put, 3.15%, 5/01/19 ...............................................        400,000        400,000
 Puerto  Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly
 VRDN and Put, 2.20%, 12/01/15 .................................................................        400,000        400,000
                                                                                                                  ------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,200,000) ................................................                     2,200,000
                                                                                                                  ------------
 TOTAL INVESTMENTS (COST $680,354,419) 99.5% ...................................................                   726,783,993
 OTHER ASSETS, LESS LIABILITIES .5% ............................................................                     3,749,196
                                                                                                                  ------------
 NET ASSETS 100.0% .............................................................................                  $730,533,189
                                                                                                                  ============

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(d) Zero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN OREGON TAX-FREE INCOME FUND
                                                                                 YEAR ENDED FEBRUARY 28,
                                                -----------------------------------------------------------------------------
CLASS A                                              1999            1998            1997           19961              1995
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     11.86     $     11.55     $     11.60     $     11.22       $     11.70
                                                -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .59             .62             .63             .63               .63
 Net realized and unrealized gains (losses) .          (.01)            .31            (.05)            .38              (.49)
                                                -----------------------------------------------------------------------------
Total from investment operations ............           .58             .93             .58            1.01               .14
                                                -----------------------------------------------------------------------------
Less distributions from net investment income          (.61)           (.62)           (.63)           (.63)             (.62)
                                                -----------------------------------------------------------------------------
Net asset value, end of year ................   $     11.83     $     11.86     $     11.55     $     11.60       $     11.22
                                                -----------------------------------------------------------------------------

Total return* ...............................          5.12%           8.21%           5.13%           9.19%             1.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   483,664     $   427,022     $   384,003     $   375,415       $   349,458
Ratios to average net assets:
 Expenses ...................................           .67%            .67%            .66%            .66%              .65%
 Net investment income ......................          5.00%           5.33%           5.52%           5.51%             5.71%
Portfolio turnover rate .....................         10.65%          12.18%           4.47%           6.52%            26.44%

CLASS C
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     11.92     $     11.61     $     11.65     $     11.23
                                                -------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .53             .56             .56             .47
 Net realized and unrealized gains (losses) .            --             .31            (.04)            .41
                                                -------------------------------------------------------------
Total from investment operations ............           .53             .87             .52             .88
                                                -------------------------------------------------------------
Less distributions from net investment income          (.55)           (.56)           (.56)           (.46)
                                                -------------------------------------------------------------
Net asset value, end of year ................   $     11.90     $     11.92     $     11.61     $     11.65
                                                -------------------------------------------------------------

Total return* ...............................          4.59%           7.66%           4.59%           7.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $    32,962     $    15,946     $     7,100       $     2,044
Ratios to average net assets:
 Expenses ...................................          1.23%           1.22%           1.23%           1.24%**
 Net investment income ......................          4.44%           4.74%           4.93%           4.87%**
Portfolio turnover rate .....................         10.65%          12.18%           4.47%           6.52%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**   Annualized

1    For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.
                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999



                                                                                                     PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                   AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 102.3%
Albany Water Revenue, Second Lien, Pre-Refunded, 7.25%, 8/01/09 ..................................   $ 1,000,000   $ 1,017,390
Bay Area Health District Hospital Facility Authority, Health Facilities Revenue, Evergreen
   Court Project, 7.25%, 10/01/14 ................................................................     2,000,000     2,127,960
Bend Urban Renewal Agency Tax Revenue, Series A, Pre-Refunded,
   6.85%, 9/01/06 ................................................................................       600,000       600,000
   7.00%, 9/01/11 ................................................................................       750,000       750,000
Benton County Hospital Facilities Authority Revenue, Samaritan Health Services Project, Refunding,
   5.20%, 10/01/17 ...............................................................................     4,000,000     4,006,720
   5.125%, 10/01/28 ..............................................................................     4,500,000     4,435,740
Benton County Hospital Facilities Authority, Good Samaritan Hospital, Corvallis, Pre-Refunded,
   6.25%, 10/01/09 ...............................................................................     1,125,000     1,234,103
Chemeketa Community College District, FGIC Insured, Pre-Refunded, 5.80%,
6/01/12 ..........................................................................................     1,000,000     1,115,500
Clackamas Community College District, MBIA Insured,
Pre-Refunded, 5.80%, 6/01/26 .....................................................................     1,000,000     1,115,500
Clackamas County Health Facilities Authority Hospital Revenue, Adventist Health, Refunding,
   Series A, MBIA Insured, 6.35%, 3/01/09 ........................................................     4,945,000     5,318,397
Clackamas County Hospital Facilities Authority Revenue,
   Gross Willamette Falls, Refunding, 5.75%, 4/01/15 .............................................     2,250,000     2,322,383
   Jennings Lodge Project, GNMA Secured, 7.50%, 10/20/31 .........................................     2,990,000     3,151,251
   Kaiser Permanente, Series A, 6.50%, 4/01/11 ...................................................     1,635,000     1,739,002
   Kaiser Permanente, Series A, 5.375%, 4/01/14 ..................................................     2,500,000     2,588,725
   Kaiser Permanente, Series A, 6.25%, 4/01/21 ...................................................     4,950,000     5,213,093
   Sisters of Providence Project, 8.125%, 10/01/07 ...............................................       110,000       111,412
   Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 ......................................       500,000       521,045
   Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 ......................................     1,500,000     1,565,745
Clackamas County USD No. 115, AMBAC Insured, Pre-Refunded, 6.15%, 6/01/14 ........................     4,000,000     4,518,760
Clairmont Water District Revenue, 6.50%, 2/01/12 .................................................     1,125,000     1,158,840
Deschutes County Hospital Facilities Authority Hospital Revenue, St. Charles Medical Center,
   6.00%, 1/01/13 ................................................................................     3,000,000     3,221,040
Douglas County Hospital Facilities Authority Revenue, Catholic Health Facilities, Series B, MBIA
   Insured, 6.00%, 11/15/15 ......................................................................     1,950,000     2,143,343
Emerald People's Utility District Electric System Revenue, AMBAC Insured, Series B, Pre-Refunded,
   7.30%, 11/01/11 ...............................................................................       500,000       514,275
Eugene Electric Utility System Revenue,
   Pre-Refunded, 6.65%, 8/01/10 ..................................................................       655,000       703,070
   Pre-Refunded, 6.70%, 8/01/11 ..................................................................       700,000       752,171
   Pre-Refunded, 5.75%, 8/01/16 ..................................................................     3,000,000     3,308,070
   Refunding, FSA Insured, 5.00%, 8/01/18 ........................................................     4,500,000     4,488,705
   Refunding, FSA Insured, 5.05%, 8/01/22 ........................................................    13,620,000    13,639,613
Eugene Public Safety Facilities, FGIC Insured, 5.70%, 6/01/16 ....................................       500,000       529,100
Eugene Trojan Nuclear Project Revenue, Refunding, 5.90%, 9/01/09 .................................       840,000       841,344
Guam Airport Authority Revenue, Series B,
   6.60%, 10/01/10 ...............................................................................       750,000       822,780
   6.70%, 10/01/23 ...............................................................................     1,900,000     2,085,516
Guam Power Authority Revenue, Series A, 6.30%, 10/01/12 ..........................................       825,000       892,741
Hermiston GO, AMBAC Insured, 6.00%, 8/01/15 ......................................................     1,000,000     1,077,250
Hillsborough Hospital Facilities Authority Revenue, Refunding, 5.75%, 10/01/12 ...................       205,000       216,708
Klamath Falls Intercommunity Hospital Revenue, Merle West Medical Center Project,
   7.00%, 6/01/02 ................................................................................     1,500,000     1,628,385
   7.25%, 6/01/06 ................................................................................     2,310,000     2,507,159
Lane and Douglas Counties GO, School District No. 28J Fern Ridge, FGIC Insured, 5.00%, 6/01/17 ...     1,000,000     1,007,290
Lane County COP, Fairground Project, 7.00%, 8/01/04 ..............................................     1,000,000     1,012,530
Lane County PCR, Weyerhaeuser Co. Project, Refunding, 6.50%, 7/01/09 .............................    11,575,000    12,566,515
Lebanon Wastewater Revenue, Refunding, 5.875%, 6/01/20 ...........................................     2,425,000     2,455,676
Marion County COP, Courthouse Square Project, Series A, MBIA Insured,
   4.80%, 6/01/17 ................................................................................     1,140,000     1,119,526
   4.80%, 6/01/18 ................................................................................     1,165,000     1,137,739
   5.00%, 6/01/23 ................................................................................     2,000,000     1,972,200
Marion County Housing Authority Revenue, Elliott Residence Project, GNMA Secured, 7.50%, 10/20/25      1,240,000     1,396,017
Marion County UHSD No. 7J, Pre-Refunded, 6.00%, 6/01/13 ..........................................     1,000,000     1,114,380
Medford Hospital Facilities Authority Revenue,
   Asante Health System, Series A, MBIA Insured, 5.00%, 8/15/18 ..................................    13,700,000    13,548,478
   Asante Health System, Series A, MBIA Insured, 5.00%, 8/15/24 ..................................     6,300,000     6,192,963
   Asante Health Systems, Series B, MBIA Insured, 5.125%, 8/15/28 ................................    11,500,000    11,513,455
   Gross Rogue Valley Health Services, MBIA Insured, Pre-Refunded, 6.75%, 12/01/20 ...............     4,475,000     4,818,859
Metropolitan Service District Convention Center GO, Series A, 6.25%, 1/01/13 .....................     4,865,000     5,068,698
Multnomah County Drain District No. 1 Assessment, MBIA Insured, 5.25%, 7/01/17 ...................     1,000,000     1,025,000

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                  AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
 Multnomah Educational Service District, 5.40%, 6/01/17 ........................................   $ 1,000,000   $ 1,036,240
 Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.40%, 3/15/28     3,500,000     3,413,445
 Oak Lodge Water District GO, AMBAC Insured,
    7.40%, 12/01/08 ............................................................................       215,000       250,370
    7.50%, 12/01/09 ............................................................................       215,000       250,146
 Ontario Catholic Health Revenue, Dominican Sisters Holy Rosary, 6.10%, 11/15/17 ...............     1,500,000     1,602,045
 Oregon City Sewer Revenue, Pre-Refunded, 6.875%, 10/01/19 .....................................     4,000,000     4,702,720
 Oregon Health Sciences University Revenue, Series A, MBIA Insured, 5.25%,
    7/01/25 ....................................................................................       100,000       102,212
    7/01/28 ....................................................................................     2,000,000     2,045,740
 Oregon State Department of Administrative Services COP,
    Series A, AMBAC Insured, 5.80%, 5/01/24 ....................................................     5,000,000     5,417,250
    Series C, MBIA Insured, 5.75%, 5/01/17 .....................................................     2,000,000     2,155,820
 Oregon State Department of General Services COP,
    Real Property Financing Program, Series A, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/15 .....       750,000       810,998
    Real Property Financing Program, Series A, MBIA Insured, Pre-Refunded, 7.20%, 1/15/15 ......        10,000        10,551
    Refunding, Series D, MBIA Insured, 5.80%, 3/01/15 ..........................................     1,000,000     1,048,910
    Series B, MBIA Insured, Pre-Refunded, 7.20%, 1/15/15 .......................................       150,000       158,267
    Series F, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/15 ......................................       950,000     1,027,264
    Series G, AMBAC Insured, 6.25%, 9/01/15 ....................................................       750,000       805,718
 Oregon State Department of Transportation Revenue GO, Regional Light Rail Federal Westside
    Project, MBIA Insured, 6.10%,
    6/01/07 ....................................................................................     2,000,000     2,217,220
    6.20%, 6/01/08 .............................................................................     2,500,000     2,775,675
    6.25%, 6/01/09 .............................................................................     1,750,000     1,934,818
(b)Oregon State Department Services, COP, Series A, Refunding, 5.00%, 5/01/24 ..................    35,000,000    34,749,750
 Oregon State EDR, Georgia Pacific Corp. Project,
    Refunding, Series 183, 5.70%, 12/01/25 .....................................................     1,500,000     1,514,250
    Series CLVII, 6.35%, 8/01/25 ...............................................................    18,500,000    19,599,825
 Oregon State Elderly Housing GO, Series A, 7.125%, 8/01/30 ....................................       635,000       655,803
 Oregon State GO,
    Alternative Energy Project, Refunding, Series D, 5.00%, 1/01/28 ............................     4,265,000     4,232,501
    Board of Higher Education, 6.50%, 10/01/17 .................................................       750,000       800,393
    Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/22 .........................     5,000,000     5,004,100
    Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/27 .........................     6,000,000     5,981,640
    Board of Higher Education, Series A, 5.65%, 8/01/27 ........................................     4,440,000     4,756,927
    Board of Higher Education, Series C, 5.65%, 8/01/27 ........................................     1,460,000     1,564,215
    Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/15 ...........................       910,000       975,684
    Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/21 ...........................       455,000       485,262
    Elderly and Disabled Housing Authority, Series A, 5.375%, 8/01/28 ..........................     1,950,000     1,997,561
    Elderly and Disabled Housing Authority, Series B, 6.10%, 8/01/17 ...........................     1,410,000     1,506,331
    Elderly and Disabled Housing Authority, Series B, 6.25%, 8/01/23 ...........................     2,015,000     2,244,146
    Elderly and Disabled Housing Authority, Series B, 6.375%, 8/01/24 ..........................     2,155,000     2,364,401
    Elderly and Disabled Housing Authority, Series C, 6.50%, 8/01/22 ...........................     6,000,000     6,608,820
    Veteran's Welfare, Series 75, 5.85%, 10/01/15 ..............................................       800,000       883,424
    Veteran's Welfare, Series 75, 5.875%, 10/01/18 .............................................       460,000       494,054
    Veteran's Welfare, Series 75, 6.00%, 4/01/27 ...............................................     2,655,000     2,956,104
    Veteran's Welfare, Series 76-A, 6.05%, 10/01/28 ............................................     3,000,000     3,319,260
    Veteran's Welfare, Series 77, 5.30%, 10/01/29 ..............................................     5,000,000     5,087,850
 Oregon State Health, Housing, Educational and Cultural Facilities Authority Revenue, Lewis
    and Clark College Project, Series A, 6.125%, 10/01/24 ......................................    10,500,000    11,540,550
 Oregon State Housing and Community Services Department Finance Housing Revenue SFM,
    Series A, 5.75%, 7/01/12 ...................................................................       850,000       882,283
    Series A, 6.35%, 7/01/14 ...................................................................     2,920,000     3,093,010
    Series A, 6.40%, 7/01/18 ...................................................................     1,340,000     1,412,628
    Series A, 6.45%, 7/01/26 ...................................................................     3,100,000     3,264,734
    Series B, 6.875%, 7/01/28 ..................................................................    12,000,000    12,705,960
    Series C, 6.20%, 7/01/15 ...................................................................     2,480,000     2,604,645
    Series C, 6.40%, 7/01/26 ...................................................................     1,180,000     1,246,045
    Series D, 6.80%, 7/01/27 ...................................................................     1,750,000     1,837,990
    Series E, 7.00%, 7/01/09 ...................................................................       125,000       133,978

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
 Oregon State Housing and Community Services Department Finance Housing Revenue SFM, (cont.)
   Series E, 5.80%, 7/01/16 .......................................................................   $   800,000   $   820,088
   Series E, 6.75%, 7/01/16 .......................................................................        45,000        45,029
   Series E, 7.15%, 7/01/25 .......................................................................       425,000       455,779
   Series F, 7.00%, 7/01/22 .......................................................................       910,000       916,197
   Series F, 5.65%, 7/01/28 .......................................................................     1,000,000     1,023,490
   Series G, 6.80%, 7/01/22 .......................................................................       620,000       657,355
   Series H, 5.65%, 7/01/28 .......................................................................     2,000,000     2,034,740
Oregon State Housing and Community Services Department Finance Housing Revenue, Multi-Unit,
   Series A, 6.80%, 7/01/13 .......................................................................     6,710,000     7,089,786
   Series A, 6.15%, 7/01/21 .......................................................................       910,000       971,097
   Series C, 6.85%, 7/01/22 .......................................................................       180,000       189,853
Port Astoria GO, MBIA Insured, Pre-Refunded, 6.60%, 9/01/11 .......................................       450,000       484,160
Port Morrow PCR, Idaho Power Co., Boardman Project, 7.25%, 8/01/08 ................................     2,200,000     2,233,154
Port of Portland International Airport Revenue, Portland International Airport,
   Series 7A, MBIA Insured, 6.75%, 7/01/09 ........................................................       990,000     1,057,756
   Series 7A, MBIA Insured, Pre-Refunded, 6.75%, 7/01/09 ..........................................       510,000       552,611
   Series 7-B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 .........................................     2,800,000     3,405,248
   Series 10, FGIC Insured, 5.75%, 7/01/25 ........................................................       300,000       317,595
   Series 12C, FGIC Insured, 5.00%, 7/01/28 .......................................................     5,000,000     4,872,050
   Series 12C, FGIC Insured., 5.00%, 7/01/18 ......................................................     1,500,000     1,494,375
Port of Portland International Airport Special Obligation Revenue, Delta Airlines Inc. Project,
   6.20%, 9/01/22 .................................................................................     4,000,000     4,187,080
Port St. Helens PCR,
   Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/27 ........................................     7,750,000     7,767,825
   Portland General Electric Co. Project, Series A, 5.25%, 8/01/14 ................................     3,600,000     3,651,948
Port Umpqua PCR, International Paper Co. Project, Refunding, Series B, 5.20%, 6/01/11 .............     2,200,000     2,260,016
Portland Airport Way-Urban Renewal and Redevelopment Tax Increment, Sub-Series B-3, FGIC Insured,
   Pre-Refunded, 7.60%, 6/01/10 ...................................................................     2,825,000     2,969,923
Portland COP, PBA, Series A, Pre-Refunded, 7.25%, 4/01/08 .........................................     2,000,000     2,006,540
Portland Hospital Facilities Authority Hospital Revenue, Legacy Health System, Refunding,
   Series A, AMBAC Insured, 6.70%, 5/01/21 ........................................................     5,500,000     5,862,505
   Series B, AMBAC Insured, 6.70%, 5/01/21 ........................................................     8,475,000     9,033,587
Portland Housing Authority MFR, Berry Ridge Project, 6.30%, 5/01/29 ...............................     1,500,000     1,561,815
Portland Housing Authority Revenue, 7.10%, 7/01/15 ................................................     1,000,000     1,046,180
Portland Hydroelectric Power Revenue, Bull Run Project, Series C, 7.00%, 10/01/16 .................       635,000       635,584
Portland International Airport, Portland International Airport, Series 7-B, MBIA Insured,
   7.10%, 7/01/21 .................................................................................       105,000       114,021
   Pre-Refunded, 7.10%, 7/01/21 ...................................................................        95,000       103,340
Portland MFHR, Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 ............................     1,000,000     1,042,220
Portland Oregon GO, Revenue, Limited Tax, Series A, 5.00%, 4/01/18 ................................     3,380,000     3,338,933
Portland Sewer System Revenue,
   Refunding, Series A, FGIC Insured, 5.00%, 6/01/15 ..............................................       500,000       503,995
   Series A, Pre-Refunded, 6.25%, 6/01/15 .........................................................     9,100,000    10,225,124
Portland Urban Renewal and Redevelopment, Downtown Waterfront, Refunding, Series A, 6.40%,
   6/01/08 ........................................................................................     5,555,000     5,952,960
Portland Water System Revenue, Series A, 5.00%, 8/01/16 ...........................................     1,000,000     1,004,730
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured, Pre-Refunded,
   9.00%, 7/01/09 .................................................................................        75,000        92,932
Puerto Rico Commonwealth GO,
   Pre-Refunded, 6.45%, 7/01/17 ...................................................................     1,000,000     1,144,150
   Public Improvement, Refunding, 5.375%, 7/01/25 .................................................     1,000,000     1,030,710
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Series Q, Pre-Refunded, 8.00%, 7/01/18 .........................................................     4,000,000     4,326,800
   Series Y, 5.50%, 7/01/36 .......................................................................    13,000,000    13,934,440
   Series Y, 5.50%, 7/01/26 .......................................................................     7,275,000     7,642,606
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A, 7.75%,
   7/01/08 ........................................................................................       280,000       286,289
Puerto Rico Electric Power Authority Revenue,
   Refunding, Series O, 7.125%, 7/01/14 ...........................................................     1,065,000     1,095,310
   Refunding, Series X, 5.50%, 7/01/25 ............................................................     2,600,000     2,695,264
  (b)Series DD, 5.00%, 7/01/28 ....................................................................     6,000,000     5,846,460
   Series R, Pre-Refunded, 6.25%, 7/01/17 .........................................................     2,070,000     2,271,473
   Series X, 6.00%, 7/01/15 .......................................................................     2,500,000     2,708,900
Puerto Rico HFC Revenue, Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured, Pre-Refunded,
   7.75%, 12/01/26 ................................................................................       395,000       481,959

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                      AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ...................   $    240,000    $    251,645
 Puerto Rico Housing Bank and Financing Authority SFMR, Homeownership Fifth Portfolio, Pre-Refunded,
    7.50%, 12/01/15 ................................................................................        500,000         525,675
 Puerto Rico PBA Revenue, Government Facilities, Series B, 5.25%, 7/01/21 ..........................      3,700,000       3,746,805
 Puerto Rico PBA, Public Education and Health Facilities, Refunding, Series M, 5.75%, 7/01/15 ......      2,500,000       2,633,200
 Puerto Rico Telephone Authority Revenue, Refunding, Series L, 6.125%, 1/01/22 .....................      1,100,000       1,163,195
 Salem Educational Facilities Revenue, Williamette University, Refunding, 6.10%, 4/01/14 ...........      1,000,000       1,056,530
 Salem GO, Series A, 5.875%, 1/01/07 ...............................................................      1,250,000       1,304,263
 Salem-Keizer School District No. 24J GO, FGIC Insured, Pre-Refunded, 6.00%,
    6/01/13 ........................................................................................      4,345,000       4,806,222
    6/01/14 ........................................................................................      4,395,000       4,861,529
 Taft-Nelscott-Delake Rural Fire Protection District, 6.00%, 6/01/16 ...............................      1,110,000       1,206,147
 Tillamook Peoples Utilities District, Pre-Refunded, 5.75%, 1/01/28 ................................      2,765,000       2,989,435
 Tri-County Metropolitan Transportation District GO, Light Rail Extended, Series A, 6.00%, 7/01/12 .      2,500,000       2,678,525
 Unified Sewer Agency Sewer Revenue, Pre-Refunded, 7.00%, 11/01/09 .................................      2,700,000       2,770,929
 Virgin Islands PFA Revenue, Senior Lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/15 .......................................................................................      1,635,000       1,664,365
    10/01/18 .......................................................................................      2,400,000       2,426,520
 Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
    7/01/18 ........................................................................................      2,500,000       2,496,800
    7/01/21 ........................................................................................      1,400,000       1,389,024
 Wasco County Hospital Facility Authority Hospital Revenue, 7.375%, 7/01/00 ........................      2,000,000       2,072,340
 Washington County Housing Authority MFHR,
    Bethany Meadows II Project, 5.85%, 9/01/27 .....................................................      1,435,000       1,501,426
    Terrace View Project, 5.50%, 12/01/17 ..........................................................      1,725,000       1,790,067
    Terrace View Project, 5.60%, 12/01/22 ..........................................................      1,360,000       1,407,627
 Washington County School District No. 088 GO, J Sherwood, FSA Insured,
    6.10%, 6/01/12 .................................................................................        190,000         209,963
    Pre-Refunded, 6.10%, 6/01/12 ...................................................................        810,000         910,246
 Washington County Unified Sewer Agency Revenue, senior lien, Series A,
    AMBAC Insured, 6.20%, 10/01/10 .................................................................        470,000         514,580
    AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 ..................................................      1,000,000       1,118,500
    Pre-Refunded, 6.20%, 10/01/10 ..................................................................      3,530,000       3,961,507
 Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of St. Joseph of
    Peace Health and Hospital Services,
    MBIA Insured, Pre-Refunded, 7.125%, 8/01/17 ....................................................      2,700,000       2,799,495
    Refunding, MBIA Insured, 5.875%, 8/01/12 .......................................................      4,400,000       4,834,764
 Yamhill County GO, USD No. 029J Newberg, FSA Insured, 6.10%, 6/01/11 ..............................      5,000,000       5,582,850
                                                                                                                       ------------
 TOTAL LONG TERM INVESTMENTS (COST $500,936,176) ...................................................                    528,321,851
(a)SHORT TERM INVESTMENTS 2.0%
 Oregon State GO,
    Series 73E, Weekly VRDN and Put, 2.95%, 12/01/16 ...............................................      4,300,000       4,300,000
    Series 73 F, Weekly VRDN and Put, 2.95%, 12/01/17 ..............................................      1,000,000       1,000,000
 Port of Portland International Airport Special Obligation Revenue, Horizon Airlines Inc. ..........
    Project, Daily VRDN and Put, 3.40%, 6/15/27 ....................................................        100,000         100,000
 Port of Portland PCR, Reynolds Metals, Daily VRDN and Put, 3.35%, 12/01/09 ........................      1,100,000       1,100,000
 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN and
    Put, 2.40%, 12/01/15 ...........................................................................      1,500,000       1,500,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
    Weekly VRDN and Put 2.60%, 7/01/28 .............................................................      2,700,000       2,700,000
                                                                                                                       ------------
 TOTAL SHORT TERM INVESTMENTS (COST $10,700,000) ...................................................                     10,700,000
 TOTAL INVESTMENTS (COST $511,636,176) 104.3% ......................................................                    539,021,851
 OTHER ASSETS, LESS LIABILITIES (4.3%) .............................................................                   (22,395,171)
                                                                                                                       ------------
 NET ASSETS 100.0% .................................................................................                   $516,626,680

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND


                                                                     YEAR ENDED FEBRUARY 28,
                                                 ----------------------------------------------------------------
CLASS A                                             1999            1998         1997         1996(1)      1995
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $  10.56       $   10.39    $   10.44    $   10.16    $   10.56
Income from investment operations:
 Net investment income ......................         .55             .58          .60          .62          .62
 Net realized and unrealized gains (losses) .        (.02)            .32         (.04)         .29         (.41)
Total from investment operations ............         .53             .90          .56          .91          .21
Less distributions from:
 Net investment income ......................        (.55)           (.58)        (.61)        (.63)        (.61)
 In excess of net investment income .........        (.01)           (.01)         --           --           --
 Net realized gains .........................        (.01)           (.14)         --           --           --
                                                 ----------------------------------------------------------------
Total distributions .........................        (.57)           (.73)        (.61)        (.63)        (.61)
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  10.52       $   10.56    $   10.39    $   10.44    $   10.16
                                                 ----------------------------------------------------------------
Total return* ...............................        5.11%           8.90%        5.53%        9.15%        2.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $ 758,942      $ 713,141    $ 658,339    $ 639,847    $ 587,366
Ratios to average net assets:
 Expenses ...................................         .65%            .65%         .64%         .64%         .63%
 Net investment income ......................        5.17%           5.49%        5.84%        5.96%        6.15%
Portfolio turnover rate .....................       11.11%          12.74%       22.24%        9.71%       12.91%

CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $   10.61      $   10.43    $   10.47    $   10.17
                                                 --------------------------------------------------
Income from investment operations:
 Net investment income ......................          .49            .52          .55          .47
 Net realized and unrealized gains (losses) .         (.03)           .33         (.05)         .30
                                                 --------------------------------------------------
Total from investment operations ............          .46            .85          .50          .77
                                                 --------------------------------------------------
Less distributions from:
 Net investment income ......................         (.49)(2)       (.53)        (.54)        (.47)
 Net realized gains .........................         (.01)          (.14)         --           --
                                                 --------------------------------------------------
Total distributions .........................         (.50)          (.67)        (.54)        (.47)
                                                 --------------------------------------------------
Net asset value, end of year ................    $   10.57      $   10.61    $   10.43    $   10.47
                                                 --------------------------------------------------
Total return* ...............................         4.50%          8.35%        4.98%        7.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $  41,917      $  25,899    $  11,935    $   3,110
Ratios to average net assets:
 Expenses ...................................         1.21%          1.21%        1.21%        1.22%**
 Net investment income ......................         4.61%          4.89%        5.22%        5.36%**
Portfolio turnover rate .....................        11.11%         12.74%       22.24%        9.71%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

** Annualized

(1) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.

(2) Includes distributions in excess of net investment income in the amount of $.004.


                       See notes to financial statements.                    125

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999


                                                                                            PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                  AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.4%
  BONDS 97.7%
  Abington School, FGIC Insured, Pre-Refunded, 6.00%, 5/15/26 ..........................  $  2,000,000    $  2,247,960
  Allegheny County Higher Education Building Authority, Duquesne University
    Project, 5.00%, 3/01/21 ............................................................     1,000,000         984,270
  Allegheny County Hospital Development Authority Revenue,
    Allegheny General Hospital Project, Series A, MBIA Insured, 6.25%, 9/01/20 .........    10,000,000      10,163,800
    Allegheny Hospital, South Hills Health System, Series A, MBIA Insured,
       5.875%, 5/01/26 .................................................................     1,700,000       1,823,624
    Health Center, Canterbury Place, 5.375%, 12/01/21 ..................................     5,000,000       5,107,550
    Health Center, University of Pittsburgh Medical Center, Series B,
       MBIA Insured, 5.00%, 7/01/16 ....................................................     4,000,000       3,985,960
    University of Pittsburgh Health Center, Refunding, Series A, MBIA
       Insured, 5.625%, 4/01/27 ........................................................    10,450,000      10,944,808
  Allegheny County IDAR,
    Environmental Improvement, Refunding, 6.10%, 1/15/18 ...............................     2,000,000       2,113,680
    Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 ...................    10,000,000       9,987,300
    Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 ....................     7,530,000       7,542,199
    Kaufmann Medical Project, Refunding, Series A, MBIA Insured, 6.80%, 3/01/15 ........     1,000,000       1,095,740
  Allegheny County RDAR, Home Improvement Loan, Refunding, Series A, 5.90%, 2/01/11 ....     1,555,000       1,606,502
  Allegheny County Residential Finance Authority Mortgage Revenue SFM,
    Series DD-1, GNMA Secured, 5.35%, 11/01/19 .........................................     1,000,000       1,004,230
    Series DD-2, GNMA Secured, 5.40%, 11/01/29 .........................................     2,000,000       2,013,620
  Allegheny County Residential Finance Authority Mortgage Revenue,
    Ladies Grand Army Republic Health Facilities Project, Series G, FHA
       Insured, 6.35%, 10/01/36 ........................................................     1,960,000       2,076,287
    Lexington Home, Series E, 7.125%, 2/01/27 ..........................................     3,715,000       3,851,563
    MFMR, Series D, FHA Insured, 7.50%, 6/01/33 ........................................     1,400,000       1,461,656
    Series J, GNMA Secured, 7.50%, 6/01/17 .............................................     1,915,000       1,959,217
    Series K, GNMA Secured, 7.75%, 12/01/22 ............................................     1,815,000       1,857,634
    SFMR, Series M, GNMA Secured, 7.90%, 6/01/11 .......................................     1,075,000       1,123,225
    SFMR, Series T, GNMA Secured, 6.95%, 5/01/17 .......................................       810,000         854,153
  Ambridge Area School District, Refunding, Series A, FGIC Insured, 5.25%, 11/01/16 ....     2,730,000       2,786,921
  Beaver County Hospital Authority Revenue, Beaver County Medical Center Inc.,
    AMBAC Insured, Pre-Refunded, 6.625%, 7/01/10 .......................................     5,000,000       5,550,500
  Beaver County IDA, PCR,
    Beaver Valley Project, Pennsylvania Power and Light, Refunding, Series A,
       7.15%, 9/01/21 ..................................................................     4,400,000       4,698,144
    Ohio Edison Project, Series A, 7.75%, 9/01/24 ......................................     6,475,000       6,705,381
  Bensalem Township, Refunding, FGIC Insured, 5.75%, 12/01/16 ..........................     3,000,000       3,191,280
  Berks County Municipal Authority Revenue, FGIC Insured, Pre-Refunded, 7.00%, 5/15/18 .     4,000,000       4,588,360
  Bethlehem Area School District, MBIA Insured, Pre-Refunded, 6.00%, 3/01/16 ...........     4,000,000       4,483,920
  Bradford County IDA, Solid Waste Disposal Revenue, International Paper Co. Projects,
     Series A, 6.60%, 3/01/19 ..........................................................     2,500,000       2,744,900
  Burrell School District, FGIC Insured, Pre-Refunded, 5.60%, 11/15/15 .................     2,890,000       3,176,630
(b) Butler Area School District, Refunding, Series B, FGIC Insured, 5.00%, 10/01/26 ....     5,000,000       4,868,450
  Butler County IDA, PCR, Witco Corp. Project, Refunding, 5.85%, 12/01/23 ..............     2,000,000       2,097,300
  Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital,
     Refunding, Series B, 6.375%, 7/01/18 ..............................................     3,500,000       3,858,155
  Cambria County IDA, PCR, Pennsylvania Electric Co. Project, Refunding,
     Series A, MBIA Insured, 5.80%, 11/01/20 ...........................................     5,000,000       5,390,450
  Chartiers Valley Industrial and Commercial Development Authority Revenue,
     First Mortgage, Asbury Place Project, Refunding, 6.50%, 2/01/36 ...................     4,250,000       4,624,128
  Clarion County Hospital Authority Revenue, Clarion Hospital Project,
     Refunding, 5.40%, 7/01/07 .........................................................     1,000,000       1,017,360
     5.55%, 7/01/09 ....................................................................     2,365,000       2,430,321
     5.60%, 7/01/10 ....................................................................       600,000         614,124
     5.75%, 7/01/12 ....................................................................     1,795,000       1,844,075
     5.75%, 7/01/17 ....................................................................       700,000         710,829
     5.625%,7/01/21 ....................................................................     1,500,000       1,502,775
  Cranberry Township Municipal Authority Water and Sewer Revenue,
     MBIA Insured, 5.125%, 12/01/26 ....................................................     1,450,000       1,455,467
  Dauphin County General Authority Health System Revenue, Pinnacle Health
     System Project, Refunding, MBIA Insured, 5.50%, 5/15/17 ...........................     4,280,000       4,455,951
  Dauphin County General Authority Hospital Revenue, Hapsco-Western
    Hospital Project, Refunding,
    Series A, MBIA Insured, 6.50%, 7/01/12 .............................................     4,500,000       4,881,690
    Series B, MBIA Insured, 6.25%, 7/01/16 .............................................     5,000,000       5,337,450
  Dauphin County General Authority, Sub Series 0003, AMBAC Insured, 4.75%, 6/01/26 .....     1,000,000       1,042,090
  Deer Lakes School District, Series A, FSA Insured, 5.00%, 1/15/23 ....................     1,000,000         980,810
  Delaware County Authority Health Facility Revenue, Mercy Health Corp. ................
     Project, ETM, Refunding, 6.00%, 12/15/26 ..........................................    10,800,000      12,199,572
  Delaware County Authority Healthcare Revenue, Mercy Health Corp. .....................
     Southeastern, Series B, Pre-Refunded, 6.00%, 11/15/07 .............................     9,000,000       9,876,330
  Delaware County Authority Revenue, Elwyn Inc. Project, Pre-Refunded, 8.35%, 6/01/15 ..     2,000,000       2,160,400

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (cont.)


                                                                                               PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                     AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (cont.)
  BONDS (cont.)
  Delaware County IDAR, Philadelphia Electric, Refunding, Series 1991, 7.375%, 4/01/21 .....  $ 5,000,000    $ 5,364,750
  Delaware River Port Authority Pennsylvania and New Jersey Revenue,
     Series 1995, FGIC Insured, 5.50%, 1/01/26 .............................................    7,350,000      7,764,908
  Delaware Valley Regional Finance Authority Local Government Revenue,
     Series B, AMBAC Insured, 5.60%, 7/01/17 ...............................................    5,000,000      5,438,800
  Erie County Hospital Authority Revenue,
    Nursing Home, Sarah A. Reed Retirement Center, Refunding, 5.625%, 7/01/14 ..............    3,660,000      3,602,501
    St. Vincent Health Center Project, Series A, MBIA Insured, 6.375%, 7/01/22 .............    7,000,000      7,530,670
  Erie County IDAR, Nursing Home, Sarah Reed Center Project, Pre-Refunded, 8.625%, 7/01/14 .    2,110,000      2,172,055
  Erie Higher Education Building Authority College Revenue, Gannon
     University Project, Series A, Pre-Refunded, 8.50%, 6/01/15 ............................    3,000,000      3,099,510
  Erie-Western Pennsylvania Port Authority General Revenue,
    6.875%, 6/15/16 ........................................................................      920,000      1,005,045
    Pre-Refunded, 8.625%, 6/15/10 ..........................................................    1,850,000      2,008,120
  Exeter Township, Refunding, Series B, FGIC Insured, 5.30%, 7/15/21 .......................    6,100,000      6,194,306
  Harrisburg Authority Revenue, Series I, MBIA Insured, 5.625%, 4/01/19 ....................    6,000,000      6,293,040
  Hazleton Area School District, Series B, FGIC Insured, 5.00%, 3/01/23 ....................    4,455,000      4,369,553
  Hazleton Health Services Authority Hospital Revenue, Hazleton General
     Hospital, 5.50%, 7/01/27 ..............................................................    2,475,000      2,492,251
  Interboro School District GO, Delaware County, MBIA Insured, 5.375%, 8/15/22 .............    2,335,000      2,381,770
  Jeannette County Municipal Authority Sewer Revenue, Pre-Refunded, 7.00%, 7/01/17 .........    1,250,000      1,377,963
  Jeannette Health Service Authority Hospital Revenue, Jeannette District Memorial
     Hospital, Refunding, Series A, 6.00%, 11/01/18 ........................................      785,000        824,854
  Lancaster County Hospital Authority Revenue, Health Center, Masonic Homes
     Project, Refunding, AMBAC Insured, 5.00%, 11/15/20 ....................................    1,600,000      1,589,408
  Lawrence County IDA, PCR, Pennsylvania Power Co., New Castle Project,
    Refunding, 7.15%, 3/01/17 ..............................................................    5,595,000      5,974,117
  Lebanon County Good Samaritan Hospital Authority Revenue, Good Samaritan
     Hospital Project, Refunding, 6.00%, 11/15/18 ..........................................    2,500,000      2,600,350
  Lehigh County General Purpose Authority Revenue,
    Good Shepard Rehabilitation Hospital, Refunding, AMBAC Insured, 5.25%, 11/15/27 ........    5,500,000      5,571,500
    Hospital Lehigh Valley, Health Network, Series A, MBIA Insured, 5.00%, 7/01/28 .........    4,000,000      3,880,000
    Lehigh Valley Hospital Inc., Refunding, Series A, MBIA Insured, 5.875%, 7/01/15 ........    1,000,000      1,075,080
    Muhlenburg Hospital Center, Series A, Pre-Refunded, 8.00%, 7/15/01 .....................    1,000,000      1,034,500
    Muhlenburg Hospital Center, Series A, Pre-Refunded, 6.60%, 7/15/22 .....................    5,800,000      6,551,390
    Muhlenburg Hospital Center, Series B, Pre-Refunded, 8.00%, 7/15/01 .....................      900,000        934,020
  Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding,
      Series A, MBIA Insured, 6.40%, 11/01/21 ..............................................    5,000,000      5,424,950
      Series A, MBIA Insured, 6.15%, 8/01/29 ...............................................    5,550,000      6,063,431
      Series B, MBIA Insured, 6.40%, 9/01/29 ...............................................   10,000,000     11,108,600
  Lower Providence Township Sewer Authority Revenue, Refunding, MBIA Insured, 5.25%,
    5/01/14 ................................................................................    2,000,000      2,052,640
    5/01/22 ................................................................................    3,750,000      3,801,075
  Luzerne County IDA, Exempt Facility Revenue, Gas and Water Co. Project,
    Refunding, Series A, AMBAC Insured, 7.00%, 12/01/17 ....................................    5,000,000      5,728,250
       6.05%, 1/01/19 ......................................................................    4,750,000      4,976,385
  Meadville GO, Series A, AMBAC Insured, 5.25%, 10/01/25 ...................................    2,285,000      2,300,035
  Montgomery County GO, Refunding, Series B, 5.375%, 10/15/21 ..............................    3,400,000      3,501,456
  Montgomery County Higher Education and Health Authority Revenue,
    Holy Redeemer Hospital, Series A, AMBAC Insured, Pre-Refunded, 7.625%, 2/01/20 .........    2,375,000      2,471,805
    Jeanes Health System Project, Pre-Refunded, 8.75%, 7/01/20 .............................    5,000,000      5,446,500
    Pottstown Memorial Medical Center Project, Pre-Refunded, 7.35%, 11/15/05 ...............    1,315,000      1,470,025
    St. Joseph's University, Refunding, Connie Lee Insured, 6.50%, 12/15/22 ................    1,750,000      1,921,150
  Montgomery County IDA, Retirement Community Revenue,
    Act Retirement-Life Communities, 5.25%, 11/15/28 .......................................    5,000,000      4,831,850
    Adult Community Total Services, Refunding, Series A, 5.875%, 11/15/22 ..................    4,850,000      5,044,000
    Adult Community Total Services, Series B, 5.75%, 11/15/17 ..............................    3,000,000      3,098,790
  Montgomery County IDAR,
    Hill School Project, MBIA Insured, 5.35%, 8/15/27 ......................................    4,000,000      4,084,360
    PCR, Philadelphia Electric Co., Refunding, Series A, 7.60%, 4/01/21 ....................    2,530,000      2,725,721
    PCR, Philadelphia Electric Co., Series B, MBIA Insured, 6.70%, 12/01/21 ................    5,000,000      5,401,500
    Resource Recovery, 7.50%, 1/01/12 ......................................................   10,000,000     10,578,400
  Mount Pleasant Business District Authority Hospital Revenue,
    Frick Hospital, Refunding,
    5.70%, 12/01/13 ........................................................................    1,205,000      1,220,340
    5.75%, 12/01/17 ........................................................................      500,000        503,535
    5.75%, 12/01/27 ........................................................................    1,600,000      1,602,384

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (cont.)


                                                                                             PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                   AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (cont.)
  BONDS (cont.)
  Neshaminy School District GO, FGIC Insured, Pre-Refunded, 7.00%, 2/15/14 ..............  $  1,000,000    $  1,153,510
  New Wilmington Municipal Authority College Revenue, Westminster
     College, 5.35%, 3/01/28 ............................................................     2,250,000       2,220,615
  North Hampton County IDAR, PCR, Metropolitan Edison Co., Refunding,
     Series A, MBIA Insured, 6.10%, 7/15/21 .............................................     6,100,000       6,715,917
  Northeastern Pennsylvania Hospital and Educational Authority Revenue,
    Kings College Project, Refunding, Series B, 6.00%, 7/15/11 ..........................     1,000,000       1,037,880
    Kings College Project, Refunding, Series B, 6.00%, 7/15/18 ..........................     1,000,000       1,028,090
    Wilkes University, Refunding, 6.125%, 10/01/11 ......................................     5,000,000       5,002,700
  Pennsylvania Convention Center Authority Revenue, Refunding, Series A, 6.60%, 9/01/09 .     5,000,000       5,461,500
  Pennsylvania EDA,
    Financing Authority Revenue, MacMillan LP Project, 7.60%, 12/01/20 ..................     3,000,000       3,648,660
    Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 ....     5,000,000       5,530,800
  Pennsylvania HFA,
    Rental Housing, Refunding, FNMA Insured, 5.75%, 7/01/14 .............................    10,000,000      10,368,900
    SFM, Refunding, Series Y, 7.45%, 4/01/16 ............................................     2,355,000       2,425,038
    SFM, Series 29, 7.375%, 10/01/16 ....................................................     3,065,000       3,212,978
    SFM, Series 30, 7.30%, 10/01/17 .....................................................     2,055,000       2,164,943
    SFM, Series 34-A, 6.85%, 4/01/16 ....................................................     3,000,000       3,168,210
    SFM, Series 34-B, 7.00%, 4/01/24 ....................................................     6,000,000       6,317,940
    SFM, Series 38, 6.125%, 10/01/24 ....................................................     4,895,000       5,118,750
    SFM, Series 1991, 7.15%, 4/01/15 ....................................................     4,370,000       4,588,456
    SFM, Series U, 7.80%, 10/01/20 ......................................................       330,000         344,210
    SFM, Series W, 7.80%, 10/01/20 ......................................................     1,965,000       2,023,754
    SFMR, Refunding, Series 54-A, 6.15%, 10/01/22 .......................................     1,500,000       1,567,215
  Pennsylvania Infrastructure Investment Authority Revenue, Pennvest Loan
     Pool Program, MBIA Insured, 5.625%, 9/01/13 ........................................     6,010,000       6,498,192
        9/01/14 .........................................................................     2,870,000       3,075,980
  Pennsylvania Intergovernmental Cooperative Authority Special Tax
     Revenue, Philadelphia Funding Project, FGIC Insured, Pre-Refunded, 7.00%, 6/15/14 ..     6,000,000       7,009,020
  Pennsylvania State Financial Authority Revenue, Municipal Capital
    Improvements Program, Refunding, 6.60%, 11/01/09 ....................................    12,565,000      13,872,263
  Pennsylvania State Higher Educational Facilities Authority Revenue,
    Allegheny College Project, Refunding, Series B, 6.125%, 11/01/13 ....................     1,000,000       1,062,070
    Allegheny College Project, Refunding, Series B, 6.00%, 11/01/22 .....................     3,140,000       3,492,182
    Allegheny College, Refunding, Series A, MBIA Insured, 5.00%, 11/01/22 ...............     3,300,000       3,245,814
    Allegheny College, Refunding, Series B, 5.00%, 11/01/26 .............................     3,000,000       2,942,490
    Drexel University, Refunding, 6.375%, 5/01/17 .......................................     5,220,000       5,649,136
    Drexel University, Refunding, MBIA Insured, 5.75%, 5/01/22 ..........................     4,385,000       4,705,631
    Geneva College, 5.45%, 4/01/18 ......................................................     2,360,000       2,348,814
    Health Services, Allegheny Delaware Valley, Refunding,
       Series A, MBIA Insured, 5.875%, 11/15/21 .........................................    17,000,000      17,498,440
    Health Services, University of Pennsylvania, Refunding, Series A, 5.75%, 1/01/22 ....    10,000,000      10,435,000
    La Salle University, MBIA Insured, 5.25%, 5/01/23 ...................................     1,500,000       1,519,935
    La Salle University, Refunding, MBIA Insured, 5.625%, 5/01/17 .......................     4,000,000       4,211,280
    Medical College of Pennsylvania, Series A, Pre-Refunded, 8.375%, 3/01/11 ............     1,000,000       1,020,000
    Medical College of Pennsylvania, Series A, Pre-Refunded, 7.50%, 3/01/14 .............     3,135,000       3,135,000
    Philadelphia College of Textiles and Science, 6.75%, 4/01/20 ........................     3,040,000       3,289,736
    State System of Higher Education, Series N, MBIA Insured, 5.80%, 6/15/24 ............     3,000,000       3,172,860
    State Systems of Higher Education, Series O, AMBAC Insured, 5.125%, 6/15/24 .........     1,990,000       1,994,497
    Temple University, 7.40%, 10/01/10 ..................................................        30,000          30,343
    University of Pennsylvania, 5.50%, 7/15/38 ..........................................    10,000,000      10,271,800
  Pennsylvania State IDAR, Economic Revenue, AMBAC Insured, 6.00%, 1/01/12 ..............     4,250,000       4,623,108
  Pennsylvania State Pooled Finance Authority Lease Revenue,
     Capital Improvement, Series B, MBIA Insured, Pre-Refunded, 8.00%, 11/01/09 .........       890,000         896,248
  Pennsylvania State Turnpike Oil Commission Franchise Tax Revenue,
    Series B, AMBAC Insured, 4.75%, 12/01/27 ............................................     5,235,000       4,974,978
    sub. lien, Series B, AMBAC Insured, 5.00%, 12/01/23 .................................     2,000,000       1,977,440
  Pennsylvania State University, Series A, 5.00%, 8/15/22 ...............................     9,610,000       9,466,234
  Philadelphia Airport Revenue, Philadelphia Airport System, Series A,
     AMBAC Insured, 6.10%, 6/15/25 ......................................................     5,000,000       5,411,450

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (cont.)


                                                                                            PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                  AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (cont.)
  BONDS (cont.)
  Philadelphia Gas Works Revenue,
    11th Series C, AMBAC Insured, 7.25%, 1/01/10 .......................................  $     795,000   $    820,050
    ETM, 12th Series B, MBIA Insured, 7.00%, 5/15/20 ...................................      1,000,000      1,210,050
    First Series A, FSA Insured, 5.00%, 7/01/26 ........................................      8,000,000      7,824,480
    Series A, 6.375%, 7/01/26 ..........................................................     10,100,000     11,091,113
(b) Philadelphia GO, FSA Insured, 5.00%, 3/15/28 .......................................     14,250,000     13,908,570
  Philadelphia Hospitals and Higher Education Facilities Authority Revenue,
    Albert Einstein Medical Center, Pre-Refunded, 7.30%, 10/01/08 ......................      5,225,000      5,805,707
    Temple University Hospital, 5.875%, 11/15/23 .......................................      5,000,000      5,127,700
  Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
    Albert Einstein Medical Center, Pre-Refunded, 7.625%, 4/01/11 ......................      7,755,000      7,937,010
    Children's Hospital, Refunding, Series A, 5.00%, 2/15/21 ...........................      2,465,000      2,375,841
    Children's Seashore House, Series A, 7.00%, 8/15/17 ................................      1,000,000      1,092,820
    Children's Seashore House, Series B, 7.00%, 8/15/22 ................................      2,600,000      2,841,332
    Frankford Hospital, Series A, 6.00%, 6/01/14 .......................................      2,500,000      2,612,025
  Philadelphia Municipal Authority Gas Works Lease Revenue, 7.625%, 5/01/14 ............      2,750,000      2,818,613
  Philadelphia Municipal Authority Revenue, Lease, Refunding, Series D, 6.30%, 7/15/17 .      2,000,000      2,117,580
  Philadelphia Parking Authority Airport Revenue,
    AMBAC Insured, 5.00%, 2/01/27 ......................................................      3,000,000      2,933,610
    Refunding, AMBAC Insured, 5.50%, 9/01/18 ...........................................      1,000,000      1,045,070
  Philadelphia RDA, Home Improvement Loan Revenue,
    Series A, FHA Insured, 7.375%, 6/01/03 .............................................         80,000         81,000
    Series B, FHA Insured, 6.10%, 6/01/17 ..............................................      1,000,000      1,044,640
  Philadelphia School District, Series B, AMBAC Insured,
    5.50%, 9/01/15 .....................................................................      5,000,000      5,273,900
    5.375%, 4/01/22 ....................................................................      2,995,000      3,052,804
  Philadelphia Water and Sewer Revenue, ETM, Series 10, 7.35%, 9/01/04 .................      6,840,000      7,743,769
  Philadelphia Water and Wastewater Revenue, Refunding, 5.75%, 6/15/13 .................     10,000,000     10,306,900
  Pittsburgh Urban RDA,
    Mortgage Revenue, Series A, 7.15%, 10/01/27 ........................................        840,000        899,380
    Mortgage Revenue, Series A, 5.25%, 10/01/29 ........................................      3,345,000      3,347,743
    Mortgage Revenue, Series D, 6.25%, 10/01/17 ........................................      1,695,000      1,819,871
    Oliver Garage Project, FGIC Insured, 5.45%, 6/01/28 ................................      3,500,000      3,617,635
    SFMR, Series B, GNMA Secured, 7.375%, 12/01/16 .....................................      1,965,000      2,025,935
  Pittsburgh Water and Sewer System Authority Revenue,
     ETM, Refunding, FGIC Insured, 7.25%, 9/01/14 ......................................      1,250,000      1,533,950
  Pottstown Borough Authority Sewer Revenue, FSA Insured,
     Pre-Refunded, 7.70%, 11/01/21 .....................................................      4,000,000      4,029,960
  Rose Tree Media School District GO, FGIC Insured, 5.85%, 2/15/17 .....................      5,000,000      5,328,300
  Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources
     Inc., Pre-Refunded, 6.50%, 1/01/10 ................................................     16,350,000     16,809,926
  Schuylkill County RDA, Lease Revenue, Series A, FGIC Insured, 7.125%, 6/01/13 ........      1,500,000      1,628,685
  Scranton School District GO, AMBAC Insured, 5.20%, 4/01/18 ...........................      5,275,000      5,343,311
  South Fork Municipal Authority Hospital Revenue,
    Conemaugh Valley Memorial Hospital Project, Series A, MBIA Insured, 5.75%, 7/01/26 .     10,000,000     10,629,500
    Good Samaritan Medical Center, Johnstown Project, Refunding, Series B, MBIA Insured,
       5.25%, 7/01/26 ..................................................................      5,000,000      5,058,450
  Southeastern Pennsylvania Transportation Authority Special Revenue,
    FGIC Insured, 5.375%, 3/01/22 ......................................................      4,000,000      4,116,840
    Series A, FGIC Insured, Pre-Refunded, 5.75%, 3/01/20 ...............................      9,660,000     10,683,670
  State Public School Building Authority Revenue,
    Cornell School District Project, Refunding, Series B, MBIA Insured, 5.375%, 9/01/12       2,165,000      2,264,763
    Shenandoah Valley School District Project, Refunding, AMBAC Insured, 7.375%, 9/15/10      1,000,000      1,039,480
  University of Pittsburgh Revenue, Higher Education, Refunding, Series B,
     MBIA Insured, 5.00%, 6/01/21 ......................................................     10,000,000      9,932,900
  Upper St. Clair Township School District GO, Refunding, 5.20%, 7/15/27 ...............      5,000,000      5,050,350
  Westtown Township Sewer Revenue, FSA Insured, 5.25%, 12/15/27 ........................      3,270,000      3,318,004
  Wilkes Barre Area School District GO,
    FGIC Insured, 6.375%, 4/01/15 ......................................................      3,000,000      3,384,900
  Refunding, FGIC Insured, 5.25%, 4/01/16 ..............................................      1,385,000      1,412,320
                                                                                                          ------------
  TOTAL BONDS ..........................................................................                   782,836,848
                                                                                                          ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (cont.)


                                                                                                  PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
(d) ZERO COUPON BONDS .7%
  Pennsylvania HFA,
    SFM, Series 63A, zero cpn., 4/01/30 ....................................................    $ 11,000,000    $  2,056,010
  SFMR, Series 64, zero cpn., 4/01/30 ......................................................       6,000,000       3,549,120
                                                                                                                ------------
  TOTAL ZERO COUPON BONDS ..................................................................                       5,605,130
                                                                                                                ------------
  TOTAL LONG TERM INVESTMENTS (COST $741,559,735) ..........................................                     788,441,978
                                                                                                                ------------
(a) SHORT TERM INVESTMENTS 1.1%
  Allegheny County Hospital Development Authority Revenue,
    Health Center, Presbyterian, Series A, Weekly VRDN and Put, 2.25%, 3/01/20 .............         700,000         700,000
    Health Center, Presbyterian, Series B, Weekly VRDN and Put, 2.25%, 3/01/20 .............         460,000         460,000
    Health Center, Presbyterian, Series B, Weekly VRDN and Put, 2.55%, 3/01/20 .............         100,000         100,000
    Health Center, Presbyterian, Series D, MBIA Insured, Weekly VRDN and Put, 2.25%, 3/01/20       1,000,000       1,000,000
    Presbyterian University Hospital, Series B-1, Weekly VRDN and Put, 3.50%, 3/01/18 ......         105,000         105,000
  Emmaus General Authority Revenue, FSA Insured, Weekly VRDN and Put, 3.00%, 12/01/28 ......       1,100,000       1,100,000
  Erie Higher Education Building Authority College Revenue, Gannon University Project,
     Series F, Weekly VRDN and Put, 2.25%, 7/01/13 .........................................       3,000,000       3,000,000
  Northeastern Hospital and Educational Authority Health Care Revenue, Wyoming
     Valley Health Care, Refunding, Series A,
 AMBAC Insured, Weekly VRDN and Put, 2.95%, 1/01/24 ........................................       1,300,000       1,300,000
  Pennsylvania State Higher Educational Facilities Authority Revenue,
     Council of Independent Colleges,
     Series A2, Weekly VRDN and Put, 3.00%, 4/01/22 ........................................         100,000         100,000
     Waynesburg College, Weekly VRDN and Put, 3.40%, 4/01/17 ...............................         600,000         600,000
                                                                                                                ------------
  TOTAL SHORT TERM INVESTMENTS (COST $8,465,000) ...........................................                       8,465,000
                                                                                                                ------------
  TOTAL INVESTMENTS (COST $750,024,735) 99.5% ..............................................                     796,906,978
                                                                                                                ------------
  OTHER ASSETS, LESS LIABILITIES .5% .......................................................                       3,952,570
                                                                                                                ------------
  NET ASSETS 100.0% ........................................................................                    $800,859,548
                                                                                                                ------------


See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(d) Zero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

                                                                             YEAR ENDED FEBRUARY 28,
                                                        ---------------------------------------------------------------
CLASS A                                                     1999         1998         1997          1996(1)       1995
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $   11.86    $   11.51    $   11.59     $   11.31     $   11.83
                                                        ---------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................         .60          .62          .65           .66           .67
 Net realized and unrealized gains (losses) .........         .06          .36          .02           .30          (.50)
                                                        ---------------------------------------------------------------
Total from investment operations ....................         .66          .98          .67           .96           .17
                                                        ---------------------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.60)(3)     (.62)        (.65)(3)      (.67)(2)      (.69)
 Net realized gains .................................        (.04)        (.01)        (.10)         (.01)          --
                                                        ---------------------------------------------------------------
Total distributions .................................        (.64)        (.63)        (.75)         (.68)         (.69)
                                                        ---------------------------------------------------------------
Net asset value, end of year ........................   $   11.88    $   11.86    $   11.51     $   11.59     $   11.31
                                                        ---------------------------------------------------------------
Total return* .......................................        5.68%        8.78%        6.03%         8.68%         1.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $ 218,753    $ 210,325    $ 192,525     $ 190,577     $ 176,888
Ratios to average net assets:
 Expenses ...........................................         .74%         .75%         .73%          .74%          .73%
 Net investment income ..............................        4.98%        5.35%        5.62%         5.71%         5.95%
Portfolio turnover rate .............................       20.19%        7.94%       21.09%        27.99%        18.30%

CLASS C
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $   11.87    $   11.53    $   11.62     $   11.32
                                                        -------------------------------------------------
Income from investment operations:
 Net investment income ..............................         .53          .56          .58           .50
 Net realized and unrealized gains ..................         .06          .34          .02           .30
                                                        -------------------------------------------------
Total from investment operations ....................         .59          .90          .60           .80
                                                        -------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.53)(4)     (.55)        (.59)         (.49)
 Net realized gains .................................        (.04)        (.01)        (.10)         (.01)
                                                        -------------------------------------------------
Total distributions .................................        (.57)        (.56)        (.69)         (.50)
                                                        -------------------------------------------------
Net asset value, end of year ........................   $   11.89    $   11.87    $   11.53     $   11.62
                                                        -------------------------------------------------
Total return* .......................................        5.09%        8.07%        5.33%         7.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $   7,050    $   3,615    $   1,679     $     533
Ratios to average net assets:
 Expenses ...........................................        1.30%        1.31%        1.30%         1.32%**
 Net investment income ..............................        4.43%        4.78%        5.04%         5.16%**
Portfolio turnover rate .............................       20.19%        7.94%       21.09%        27.99%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

** Annualized

(1) For the period May 1, 1995 (effective date) to February 29, 1996 for
    Class C.

(2) Includes distributions in excess of net investment income in the amount of $.001.

(3) Includes distributions in excess of net investment income in the amount of $.006.

(4) Includes distributions in excess of net investment income in the amount of $.004.

                       See notes to financial statements.                    131

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999

                                                                                                  PRINCIPAL
  FRANKLIN PUERTO RICO TAX-FREE INCOME FUND                                                         AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.7%
  Guam Airport Authority Revenue, Series B,
    6.60%, 10/01/10 ........................................................................    $ 1,675,000    $ 1,837,542
    6.70%, 10/01/23 ........................................................................      5,800,000      6,366,312
  Guam Government GO, Series A,
    5.90%, 9/01/05 .........................................................................      4,575,000      4,619,149
    6.00%, 9/01/06 .........................................................................      1,085,000      1,095,145
  Guam Government Limited Obligation Highway Revenue, Refunding, Series A,
     FSA Insured, 6.30%, 5/01/12 ...........................................................      5,590,000      6,059,560
  Guam Housing Corp. SFR, MBS, Mortgage Guaranteed, Series A, 5.35%, 9/01/18 ...............      5,000,000      5,085,900
  Guam Power Authority Revenue, Series A,
    6.30%, 10/01/22 ........................................................................      7,190,000      7,750,532
    6.75%, 10/01/24 ........................................................................      2,680,000      2,988,066
  Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
     Series A, 6.40%, 3/15/28 ..............................................................      7,000,000      6,826,890
  Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.40%, 7/01/11 ...........................................................      2,400,000      2,740,200
    Refunding, MBIA Insured, 5.75%, 7/01/24 ................................................      2,000,000      2,140,560
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Puerto Rico State Infrastructure Bank, 5.00%, 7/01/28 ..................................      2,000,000      1,948,820
    Series A, 5.00%, 7/01/38 ...............................................................      1,950,000      1,894,347
    Series Q, Pre-Refunded, 7.75%, 7/01/10 .................................................        350,000        377,468
    Series Y, Pre-Refunded, 6.00%, 7/01/22 .................................................      8,000,000      9,124,240
  Puerto Rico Commonwealth IDC, General Purpose Revenue, Series B, 5.375%, 7/01/16 .........      5,000,000      5,210,950
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 .........................................................................        580,000        599,314
    7.75%, 7/01/08 .........................................................................        300,000        306,738
    7.50%, 7/01/09 .........................................................................        660,000        674,659
  Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth
     Appropriation, Refunding, 7.875%, 10/01/04 ............................................      3,350,000      3,491,303
  Puerto Rico Electric Power Authority Revenue,
    Refunding, Series U, 6.00%, 7/01/14 ....................................................        700,000        770,056
    Series DD, 5.00%, 7/01/28 ..............................................................      1,680,000      1,637,009
    Series O, Pre-Refunded, 7.125%, 7/01/14 ................................................      1,525,000      1,568,402
    Series P, Pre-Refunded, 7.00%, 7/01/11 .................................................        615,000        676,211
    Series P, Pre-Refunded, 7.00%, 7/01/21 .................................................      1,000,000      1,099,530
    Series T, Pre-Refunded, 6.375%, 7/01/24 ................................................      9,000,000     10,278,450
    Series X, Pre-Refunded, 6.125%, 7/01/21 ................................................      7,225,000      8,253,407
  Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 10/01/15 ............................................        420,000        436,388
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .............................................      1,470,000      1,527,359
    Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured, Pre-Refunded, 7.75%, 12/01/26      2,060,000      2,513,509
  Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ..........      2,320,000      2,445,906
  Puerto Rico Housing Bank and Financing Authority SFMR,
    Affordable Housing Mortgage, First Portfolio, 6.25%, 4/01/29 ...........................      2,075,000      2,210,083
    Homeownership Fifth Portfolio, Pre-Refunded, 7.50%, 12/01/15 ...........................        955,000      1,004,039
  Puerto Rico Industrial Medical and Environmental Facilities Higher
     Education Revenue, Inter American University, 5.00%, 10/01/22 .........................      6,500,000      6,481,865
  Puerto Rico Industrial Medical and Environmental PCFA, Revenue,
    American Airlines Corp., Series A, 6.45%, 12/01/25 .....................................      2,000,000      2,183,040
    PepsiCo Inc. Project, 6.25%, 11/15/13 ..................................................        900,000        986,679
  Puerto Rico Industrial Tourist Educational Medical and Environmental
     Control Facilities Financing Authority Hospital Revenue,
    Dr. Pila Hospital Project, Refunding, 6.125%, 8/01/25 ..................................      2,500,000      2,702,725
    Dr. Pila Hospital Project, Refunding, 6.25%, 8/01/32 ...................................        500,000        540,790
    Hospital Auxilio Mutuo Obligation, 5.50%, 7/01/17 ......................................      2,750,000      2,909,720
    Hospital Auxilio Mutuo Obligation, Series A, 6.25%, 7/01/24 ............................      8,445,000      9,366,265
    Mennonite General Hospital Project, 5.625%, 7/01/17 ....................................        950,000        969,475
    Mennonite General Hospital Project, 6.50%, 7/01/26 .....................................      5,000,000      5,460,100
    Mennonite General Hospital Project, 5.625%, 7/01/27 ....................................      2,000,000      2,022,380
  Puerto Rico Industrial Tourist Educational Medical and Environmental
     Control Facilities Financing Authority Industrial Revenue,
    Guaynabo Municipal Government, 5.625%, 7/01/15 .........................................      6,550,000      6,670,782
    Guaynabo Municipal Government, 5.625%, 7/01/22 .........................................      3,160,000      3,258,023
    Guaynabo Warehouse, Series A, 5.20%, 7/01/24 ...........................................      4,120,000      4,085,310

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


                                                                                              PRINCIPAL
 FRANKLIN PUERTO RICO TAX-FREE INCOME FUND                                                      AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
  Puerto Rico Industrial Tourist Educational Medical and Environmental
     Control Facilities Financing Authority Industrial Revenue, (cont.)
    Teachers Retirement System Revenue, 5.50%, 7/01/16 ..................................    $  3,175,000    $  3,303,969
    Teachers Retirement System Revenue, 5.50%, 7/01/21 ..................................       6,585,000       6,802,766
  Puerto Rico Municipal Finance Agency GO, Series A, 6.50%, 7/01/19 .....................       2,000,000       2,235,340
  Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, 5.75%, 7/01/22       1,000,000       1,073,690
  Puerto Rico Port Authority Revenue,
    Series D, FGIC Insured, 6.00%, 7/01/21 ..............................................       1,250,000       1,287,013
    Special Facilities, American Airlines, Series A, 6.30%, 6/01/23 .....................       5,500,000       5,863,440
    Special Facilities, American Airlines, Series A, 6.25%, 6/01/26 .....................       1,900,000       2,046,224
  Puerto Rico Telephone Authority Revenue,
    Refunding, Series L, 6.125%, 1/01/22 ................................................       6,450,000       6,820,553
    Series N, 5.50%, 1/01/13 ............................................................         500,000         517,830
    Series N, 5.50%, 1/01/22 ............................................................       2,375,000       2,442,664
  University of Puerto Rico Revenues, Series M, MBIA Insured,
    5.50%, 6/01/15 ......................................................................       4,000,000       4,233,880
    5.25%, 6/01/25 ......................................................................       6,145,000       6,263,906
  Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
    6.45%, 3/01/16 ......................................................................         410,000         434,649
    6.50%, 3/01/25 ......................................................................         960,000       1,017,600
  Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
    5.50%, 10/01/18 .....................................................................       3,000,000       3,033,150
    5.50%, 10/01/22 .....................................................................       3,000,000       3,010,050
    5.625%, 10/01/25 ....................................................................       3,000,000       3,054,810
  Virgin Islands Water and Power Authority Electric System Revenue,
    Refunding, 5.30%, 7/01/18 ...........................................................       1,700,000       1,697,824
    Refunding, 5.30%, 7/01/21 ...........................................................       1,000,000         992,160
    Series A, Pre-Refunded, 7.40%, 7/01/11 ..............................................       5,150,000       5,618,135
  Virgin Islands Water and Power Authority Water System Revenue, Refunding,
    5.25%, 7/01/12 ......................................................................       4,000,000       3,950,680
    5.50%, 7/01/17 ......................................................................       4,000,000       3,940,677
                                                                                                             ------------
  TOTAL LONG TERM INVESTMENTS (COST $207,622,364) .......................................                     222,836,208
                                                                                                             ------------
(a) SHORT TERM INVESTMENTS
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
     AMBAC Insured, Weekly VRDN and Put, 2.90%, 7/01/28 (COST $100,000) .................         100,000         100,000
                                                                                                             ------------
  TOTAL INVESTMENTS (COST $207,722,364) 98.7% ...........................................                     222,936,208
  OTHER ASSETS, LESS LIABILITIES 1.3% ...................................................                       2,867,002
                                                                                                             ------------
  NET ASSETS 100.0% .....................................................................                    $225,803,210
                                                                                                             ------------

See glossary of terms on page 134.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.                   133

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (CONT.)


GLOSSARY OF TERMS

1915 ACT  -         Improvement Bond Act of 1915
ABAG      -         The Association of Bay Area Governments
AD        -         Assessment District
AMBAC     -         American Municipal Bond Assurance Corp.
BIG       -         Bond Investors Guaranty Insurance Co. (acquired by MBIA in
                    1989 and no longer does business under this name).
CDA       -         Community Development Authority/Agency
CDD       -         Community Development District
CFD       -         Community Facilities District
COP       -         Certificate of Participation
CRDA      -         Community Redevelopment Authority/Agency
DATES     -         Demand Adjustable Tax-Exempt Securities
EDA       -         Economic Development Authority
EDC       -         Economic Development Corp.
EDR       -         Economic Development Revenue
ETM       -         Escrow to Maturity
FGIC      -         Financial Guaranty Insurance Co.
FHA       -         Federal Housing Authority/Agency
FI/GML    -         Federally Insured or Guaranteed Mortgage Loans
FNMA      -         Federal National Mortgage Association
FSA       -         Financial Security Assistance (some of the securities shown as FSA Insured were originally issued by Capital Guaranty
                    Insurance Co. (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).
GNMA      -         Government National Mortgage Association
GO        -         General Obligation
HDA       -         Housing Development Authority/Agency
HFA       -         Housing Finance Authority/Agency
HFAR      -         Housing Finance Authority/Agency Revenue
HFC       -         Housing Finance Corp.
ID        -         Improvement District
IDA       -         Industrial Development Authority/Agency
IDAR      -         Industrial Development Authority/Agency Revenue
IDB       -         Industrial Development Board
IDBR      -         Industrial Development Board Revenue
IDC       -         Industrial Development Corp.
IDR       -         Industrial Development Revenue
IPC       -         Industrial Pollution Control
ISD       -         Independent School District
LLC       -         Limited Liability Corporation
LP        -         Limited Partnership
MAC       -         Municipal Assistance Corporation
MBIA      -         Municipal Bond Investors Assurance Corp.
MBS       -         Mortgage Backed Securities
MF        -         Multi-Family
MFHR      -         Multi-Family Housing Revenue
MFMR      -         Multi-Family Mortgage Revenue
MFR       -         Multi-Family Revenue
PBA       -         Public Building Authority
PCC       -         Pollution Control Corporation
PCFA      -         Pollution Control Financing Authority
PCR       -         Pollution Control Revenue
PFA       -         Public Financing Authority
PUD       -         Public Utility District
RDA       -         Redevelopment Authority/Agency
RDAR      -         Redevelopment Authority/Agency Revenue
SF        -         Single Family
SFM       -         Single Family Mortgage
SFMR      -         Single Family Mortgage Revenue
SFR       -         Single Family Revenue
UHSD      -         Unified High School District
USD       -         Unified School District
VRDN      -         Variable Rate Demand Notes

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999

                                                   FRANKLIN          FRANKLIN           FRANKLIN        FRANKLIN FEDERAL
                                                   ARIZONA           COLORADO          CONNECTICUT        INTERMEDIATE-
                                                   TAX-FREE          TAX-FREE           TAX-FREE          TERM TAX-FREE
                                                 INCOME FUND        INCOME FUND        INCOME FUND         INCOME FUND
                                                -------------      -------------      -------------     ----------------
Assets:
 Investments in securities:
  Cost ....................................     $ 831,274,466      $ 300,358,251      $ 250,313,211      $ 187,361,831
                                                ----------------------------------------------------------------------
  Value ...................................       881,085,864        318,632,160        265,533,638        194,533,055
 Cash .....................................            17,047            525,388            414,145            144,009
 Receivables:
  Capital shares sold .....................         2,483,846            461,207            710,212            614,022
  Interest ................................        11,018,040          4,939,836          3,814,485          2,713,049
                                                ----------------------------------------------------------------------
   Total assets ...........................       894,604,797        324,558,591        270,472,480        198,004,135
                                                ----------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........         6,936,018                 --            983,212          1,067,691
  Capital shares redeemed .................           108,617            420,832            209,275            897,359
  Affiliates ..............................           522,764            218,475            187,975            143,915
  Shareholders ............................         1,056,459            246,077            347,576             77,110
 Distributions to shareholders ............         1,046,886            373,254            272,804            204,517
 Other liabilities ........................            43,167             19,888             12,593             15,175
                                                ----------------------------------------------------------------------
  Total liabilities .......................         9,713,911          1,278,526          2,013,435          2,405,767
                                                ----------------------------------------------------------------------
   Net assets, at value ...................     $ 884,890,886      $ 323,280,065      $ 268,459,045      $ 195,598,368
                                                ----------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ......     $          --      $          --      $          --      $      66,835
 Accumulated distributions in excess of net
 investment income ........................          (714,249)            (6,782)          (150,586)                --
 Net unrealized appreciation ..............        49,811,398         18,273,909         15,220,427          7,171,224
 Accumulated net realized gain (loss) .....         2,736,594            317,169         (3,557,671)        (1,115,408)
 Capital shares ...........................       833,057,143        304,695,769        256,946,875        189,475,717
                                                ----------------------------------------------------------------------
   Net assets, at value ...................     $ 884,890,886      $ 323,280,065      $ 268,459,045      $ 195,598,368
                                                ----------------------------------------------------------------------
CLASS A:
 Net assets, at value .....................     $ 861,019,906      $ 301,381,056      $ 245,016,356      $ 195,598,368
                                                ----------------------------------------------------------------------
 Shares outstanding .......................        75,676,165         25,010,763         21,741,974         17,309,260
                                                ----------------------------------------------------------------------
 Net asset value per share* ...............     $       11.38      $       12.05      $       11.27      $       11.30
                                                ----------------------------------------------------------------------
 Maximum offering price per share
 (net asset value per share / 95.75%) .....     $       11.89      $       12.58      $       11.77      $       11.56**
                                                ----------------------------------------------------------------------
CLASS C:
 Net assets, at value .....................     $  23,870,980      $  21,899,009      $  23,442,689                 --
                                                ----------------------------------------------------------------------
 Shares outstanding .......................         2,084,645          1,808,249          2,074,157                 --
                                                ----------------------------------------------------------------------
 Net asset value per share* ...............     $       11.45      $       12.11      $       11.30                 --
                                                ----------------------------------------------------------------------
 Maximum offering price per share
 (net asset value per share / 99.00%) .....     $       11.57      $       12.23      $       11.41                 --
                                                ----------------------------------------------------------------------

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

** The maximum offering price for Franklin Federal Intermediate-Term Tax-Free Income Fund is calculated at $11.30 / 97.75%.

                       See notes to financial statements.                    135

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 1999

                                                              FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN
                                                             HIGH YIELD         INDIANA           MICHIGAN         NEW JERSEY
                                                              TAX-FREE          TAX-FREE          TAX-FREE          TAX-FREE
                                                             INCOME FUND       INCOME FUND       INCOME FUND       INCOME FUND
                                                           ---------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...............................................     $ 6,220,378,766   $    55,630,869   $    16,234,216   $   680,354,419
                                                           ---------------------------------------------------------------------
  Value ..............................................       6,550,576,108        59,316,143        16,852,918       726,783,993
 Cash ................................................           1,522,911           195,746            79,485         1,266,686
 Receivables:
  Capital shares sold ................................          10,673,893            39,356                --           905,719
  Interest ...........................................         113,169,061           638,975           228,803         9,585,517
  Affiliates .........................................                  --                --             6,280                --
 Organization costs ..................................                  --                --               693                --
                                                           ---------------------------------------------------------------------
   Total assets ......................................       6,675,941,973        60,190,220        17,168,179       738,541,915
                                                           ---------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................          11,382,566           970,162                --         4,939,156
  Capital shares redeemed ............................           7,028,129             4,863                --           344,899
  Affiliates .........................................           4,093,383            41,568             1,616           472,746
  Shareholders .......................................           9,827,719            91,588            26,403         1,465,108
 Distributions to shareholders .......................           7,680,021            62,412            19,389           752,589
 Other liabilities ...................................             264,482             5,804             3,353            34,228
                                                           ---------------------------------------------------------------------
   Total liabilities .................................          40,276,300         1,176,397            50,761         8,008,726
                                                           ---------------------------------------------------------------------
    Net assets, at value .............................     $ 6,635,665,673   $    59,013,823   $    17,117,418   $   730,533,189
                                                           ---------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income .................     $            --   $        67,119   $        32,280   $        74,948
 Accumulated distributions in excess of
 net investment income ...............................          (3,528,808)               --                --                --
 Net unrealized appreciation .........................         330,197,342         3,685,274           618,702        46,429,574
 Accumulated net realized gain (loss) ................           1,603,569            36,251           (33,373)          200,885
 Capital shares ......................................       6,307,393,570        55,225,179        16,499,809       683,827,782
                                                           ---------------------------------------------------------------------
    Net assets, at value .............................     $ 6,635,665,673   $    59,013,823   $    17,117,418   $   730,533,189
                                                           ---------------------------------------------------------------------
CLASS A:
 Net assets, at value ................................     $ 5,988,204,246   $    59,013,823   $    17,117,418   $   681,818,291
                                                           ---------------------------------------------------------------------
 Shares outstanding ..................................         521,176,095         4,905,278         1,543,179        56,986,626
                                                           ---------------------------------------------------------------------
 Net asset value per share* ..........................     $         11.49   $         12.03   $         11.09   $         11.96
                                                           ---------------------------------------------------------------------
 Maximum offering price per share
 (net asset value per share / 95.75%) ................     $         12.00   $         12.56   $         11.58   $         12.49
                                                           ---------------------------------------------------------------------
CLASS B:
 Net assets, at value ................................     $    15,486,932                --                --                --
                                                           ---------------------------------------------------------------------
 Shares outstanding ..................................           1,344,656                --                --                --
                                                           ---------------------------------------------------------------------
 Net asset value and maximum offering price per share*     $         11.52                --                --                --
                                                           ---------------------------------------------------------------------
CLASS C:
 Net assets, at value ................................     $   631,974,495                --                --   $    48,714,898
                                                           ---------------------------------------------------------------------
 Shares outstanding ..................................          54,646,563                --                --         4,050,857
                                                           ---------------------------------------------------------------------
 Net asset value per share* ..........................     $         11.56                --                --   $         12.03
                                                           ---------------------------------------------------------------------
 Maximum offering price per
 share (net asset value per share / 99.00%) ..........     $         11.68                --                --   $         12.15
                                                           ---------------------------------------------------------------------


* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


136                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 1999

                                                                              FRANKLIN           FRANKLIN           FRANKLIN
                                                                               OREGON          PENNSYLVANIA        PUERTO RICO
                                                                              TAX-FREE           TAX-FREE           TAX-FREE
                                                                             INCOME FUND        INCOME FUND        INCOME FUND
                                                                            --------------------------------------------------
Assets:
 Investments in securities:
  Cost ...............................................................      $511,636,176       $750,024,735       $207,722,364
                                                                            --------------------------------------------------
  Value ..............................................................       539,021,851        796,906,978        222,936,208
 Cash ................................................................           177,028             45,510             62,283
 Receivables:
  Investment securities sold .........................................         7,435,792                 --                 --
  Capital shares sold ................................................           574,537          1,079,394            221,783
  Interest ...........................................................         6,594,118         13,041,845          3,375,100
                                                                            --------------------------------------------------
   Total assets ......................................................       553,803,326        811,073,727        226,595,374
                                                                            --------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................................        34,900,794          7,025,754                 --
  Capital shares redeemed ............................................           589,162            364,977             48,857
  Affiliates .........................................................           338,940            502,141            155,985
  Shareholders .......................................................           800,637          1,333,422            321,055
 Distributions to shareholders .......................................           524,592            948,234            256,384
 Other liabilities ...................................................            22,521             39,651              9,883
                                                                            --------------------------------------------------
   Total liabilities .................................................        37,176,646         10,214,179            792,164
                                                                            --------------------------------------------------
    Net assets, at value .............................................      $516,626,680       $800,859,548       $225,803,210
                                                                            --------------------------------------------------
Net assets consist of:
 Undistributed net investment income .................................      $    692,530       $         --       $         --
 Accumulated distributions in excess of net investment income ........                --           (831,892)          (162,258)
 Net unrealized appreciation .........................................        27,385,675         46,882,243         15,213,844
 Accumulated net realized gain (loss) ................................          (103,897)            16,970            299,410
 Capital shares ......................................................       488,652,372        754,792,227        210,452,214
                                                                            --------------------------------------------------
    Net assets, at value .............................................      $516,626,680       $800,859,548       $225,803,210
                                                                            --------------------------------------------------
CLASS A:
 Net assets, at value ................................................      $483,664,265       $758,942,464       $218,753,016
                                                                            --------------------------------------------------
 Shares outstanding ..................................................        40,885,474         72,117,372         18,414,910
                                                                            --------------------------------------------------
 Net asset value per share* ..........................................      $      11.83       $      10.52       $      11.88
                                                                            --------------------------------------------------
 Maximum offering price per share (net asset value per share / 95.75%)      $      12.36       $      10.99       $      12.41
                                                                            --------------------------------------------------
CLASS C:
 Net assets, at value ................................................      $ 32,962,415       $ 41,917,084       $  7,050,194
                                                                            --------------------------------------------------
 Shares outstanding ..................................................         2,768,838          3,963,903            592,723
                                                                            --------------------------------------------------
 Net asset value per share* ..........................................      $      11.90       $      10.57       $      11.89
                                                                            --------------------------------------------------
 Maximum offering price per share (net asset value per share / 99.00%)      $      12.02       $      10.68       $      12.01
                                                                            --------------------------------------------------

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.                    137

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1999

                                                                 FRANKLIN          FRANKLIN          FRANKLIN    FRANKLIN FEDERAL
                                                                  ARIZONA          COLORADO         CONNECTICUT    INTERMEDIATE-
                                                                 TAX-FREE          TAX-FREE          TAX-FREE      TERM TAX-FREE
                                                                INCOME FUND       INCOME FUND       INCOME FUND     INCOME FUND
                                                               ------------------------------------------------------------------
Investment income:
 Interest ................................................     $ 49,269,531      $ 16,984,007      $ 13,658,702     $  8,674,233
                                                               -----------------------------------------------------------------
Expenses:
 Management fees (Note 3) ................................        4,124,084         1,615,981         1,313,337          959,067
 Distribution fees (Note 3)
  Class A ................................................          765,635           268,284           211,566          164,401
  Class C ................................................          123,567           105,220            97,325               --
 Transfer agent fees (Note 3) ............................          290,820           124,287            92,818           61,054
 Custodian fees ..........................................            8,510             2,985             2,553            1,927
 Reports to shareholders .................................          108,236            42,768            34,178           20,895
 Registration and filing fees ............................           26,842            10,736             8,802           51,909
 Professional fees .......................................           21,832             7,782             5,625            4,862
 Trustees' fees and expenses .............................            7,630             2,797             2,185            1,522
 Other ...................................................           48,855            27,291            15,498           24,003
                                                               -----------------------------------------------------------------
   Total expenses ........................................        5,526,011         2,208,131         1,783,887        1,289,640
   Expenses waived/paid by affiliate (Note 3) ............               --                --                --          (57,466)
                                                               -----------------------------------------------------------------
    Net expenses .........................................        5,526,011         2,208,131         1,783,887        1,232,174
                                                               -----------------------------------------------------------------
     Net investment income ...............................       43,743,520        14,775,876        11,874,815        7,442,059
                                                               -----------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments ......................        3,918,445         1,022,077           631,807          146,469
 Net unrealized appreciation (depreciation) on investments       (4,679,698)         (713,406)          175,555          632,241
                                                               -----------------------------------------------------------------
Net realized and unrealized gain (loss) ..................         (761,253)          308,671           807,362          778,710
                                                               -----------------------------------------------------------------
Net increase in net assets resulting from operations .....     $ 42,982,267      $ 15,084,547      $ 12,682,177     $  8,220,769
                                                               -----------------------------------------------------------------


138                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 1999

                                                                FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN
                                                               HIGH YIELD           INDIANA           MICHIGAN          NEW JERSEY
                                                                TAX-FREE           TAX-FREE           TAX-FREE           TAX-FREE
                                                               INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                                                              ----------------------------------------------------------------------
Investment income:
 Interest ................................................    $ 403,886,153      $   3,383,332      $     680,121      $  39,922,588
                                                              ----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ................................       29,382,074            357,518             82,747          3,411,855
 Distribution fees (Note 3)
  Class A ................................................        5,237,134             51,291             12,889            607,142
  Class B ................................................            7,044                 --                 --                 --
  Class C ................................................        3,542,544                 --                 --            247,991
 Transfer agent fees (Note 3) ............................        2,668,120             31,999              6,994            337,369
 Custodian fees ..........................................           62,220                563                122              7,030
 Reports to shareholders .................................          841,318             13,378              1,869            105,181
 Registration and filing fees ............................          829,229              1,349              7,516             19,699
 Professional fees .......................................          434,957              2,285              1,324             16,146
 Trustees' fees and expenses .............................           56,452                629                227              6,286
 Amortization of organization costs ......................               --                 --                300                 --
 Other ...................................................          226,275              8,258              7,250             39,468
                                                              ----------------------------------------------------------------------
   Total expenses ........................................       43,287,367            467,270            121,238          4,798,167
   Expenses waived/paid by affiliate (Note 3) ............               --                 --            (89,028)                --
                                                              ----------------------------------------------------------------------
    Net expenses .........................................       43,287,367            467,270             32,210          4,798,167
                                                              ----------------------------------------------------------------------
     Net investment income ...............................      360,598,786          2,916,062            647,911         35,124,421
                                                              ----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ...............       21,319,398            133,302            (33,373)           596,765
 Net unrealized appreciation (depreciation) on investments     (120,400,244)          (141,351)           124,833          2,362,264
                                                              ----------------------------------------------------------------------
Net realized and unrealized gain (loss) ..................      (99,080,846)            (8,049)            91,460          2,959,029
                                                              ----------------------------------------------------------------------
Net increase in net assets resulting from operations .....    $ 261,517,940      $   2,908,013      $     739,371      $  38,083,450
                                                              ----------------------------------------------------------------------


                       See notes to financial statements.                    139

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 1999

                                                                 FRANKLIN          FRANKLIN          FRANKLIN
                                                                  OREGON         PENNSYLVANIA       PUERTO RICO
                                                                 TAX-FREE          TAX-FREE          TAX-FREE
                                                                INCOME FUND       INCOME FUND       INCOME FUND
                                                               ------------------------------------------------
Investment income:
 Interest ................................................     $ 27,260,470      $ 44,955,652      $ 12,559,957
                                                               ------------------------------------------------
Expenses:
 Management fees (Note 3) ................................        2,429,095         3,734,742         1,223,542
 Distribution fees (Note 3)
  Class A ................................................          420,666           676,436           194,649
  Class C ................................................          163,979           216,684            34,779
 Transfer agent fees (Note 3) ............................          194,441           391,362           125,878
 Custodian fees ..........................................            4,800             7,665             2,172
 Reports to shareholders .................................           80,440           139,414            35,560
 Registration and filing fees ............................           14,482            17,010            28,482
 Professional fees .......................................           11,230            18,988             9,272
 Trustees' fees and expenses .............................            4,342             6,882             2,095
 Other ...................................................           35,645            37,482             3,035
                                                               ------------------------------------------------
  Total expenses .........................................        3,359,120         5,246,665         1,659,464
                                                               ------------------------------------------------
   Net investment income .................................       23,901,350        39,708,987        10,900,493
                                                               ------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments ......................        1,677,443         1,071,826           836,253
 Net unrealized appreciation (depreciation) on investments       (1,943,787)       (2,242,080)          296,087
                                                               ------------------------------------------------
Net realized and unrealized gain (loss) ..................         (266,344)       (1,170,254)        1,132,340
                                                               ------------------------------------------------
Net increase in net assets resulting from operations .....     $ 23,635,006      $ 38,538,733      $ 12,032,833
                                                               ------------------------------------------------


140                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                                         FRANKLIN ARIZONA                   FRANKLIN COLORADO
                                                                        TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                                 ----------------------------------------------------------------
                                                                       1999             1998             1999             1998
                                                                 ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................   $  43,743,520    $  42,369,055    $  14,775,876    $  13,751,416
  Net realized gain from investments .........................       3,918,445        7,063,992        1,022,077        3,599,269
  Net unrealized appreciation (depreciation) on investments ..      (4,679,698)      12,652,846         (713,406)       5,186,539
                                                                 ----------------------------------------------------------------
   Net increase in net assets resulting from operations ......      42,982,267       62,085,893       15,084,547       22,537,224
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................     (42,890,425)     (42,092,588)     (14,188,201)     (13,602,062)
   Class C ...................................................        (853,095)        (439,780)        (709,062)        (381,635)
  In excess of net investment income:
   Class A ...................................................        (112,500)        (598,203)          (6,459)              --
   Class C ...................................................          (2,296)          (1,250)            (323)              --
  Net realized gains:
   Class A ...................................................      (3,662,232)      (5,215,511)      (1,791,554)      (1,419,602)
   Class C ...................................................         (79,205)         (69,925)        (102,076)         (51,742)
                                                                 ----------------------------------------------------------------
 Total distributions to shareholders .........................     (47,599,753)     (48,417,257)     (16,797,675)     (15,455,041)
 Capital share transactions: (Note 2)
  Class A ....................................................      55,297,029       44,417,210       36,395,512       23,138,001
  Class C ....................................................       9,424,466        8,880,489       11,143,387        4,971,534
                                                                 ----------------------------------------------------------------
 Total capital share transactions ............................      64,721,495       53,297,699       47,538,899       28,109,535
   Net increase in net assets ................................      60,104,009       66,966,335       45,825,771       35,191,718
Net assets:
 Beginning of year ...........................................     824,786,877      757,820,542      277,454,294      242,262,576
                                                                 ----------------------------------------------------------------
 End of year .................................................   $ 884,890,886    $ 824,786,877    $ 323,280,065    $ 277,454,294
                                                                 ----------------------------------------------------------------
Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets:
  End of year ................................................   $    (714,249)   $    (599,453)   $      (6,782)   $     121,387
                                                                 ----------------------------------------------------------------


                       See notes to financial statements.                    141

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                                 FRANKLIN CONNECTICUT      FRANKLIN FEDERAL INTERMEDIATE-TERM
                                                                 TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                          -------------------------------------------------------------------
                                                                1999             1998             1999             1998
                                                          -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................   $  11,874,815    $  10,751,324    $   7,442,059    $   5,667,008
  Net realized gain (loss) from investments ...........         631,807        2,330,741          146,469          (95,778)
  Net unrealized appreciation on investments ..........         175,555        3,355,147          632,241        3,620,765
                                                          ----------------------------------------------------------------
   Net increase in net assets resulting from operations      12,682,177       16,437,212        8,220,769        9,191,995
 Distributions to shareholders from:
  Net investment income:
   Class A ............................................     (11,204,717)     (10,477,972)      (7,539,385)      (5,768,367)
   Class C ............................................        (670,098)        (293,150)              --               --
  In excess of net investment income:
   Class A ............................................         (53,408)         (91,006)              --               --
   Class C ............................................          (3,194)          (2,978)              --               --
                                                          ----------------------------------------------------------------
 Total distributions to shareholders ..................     (11,931,417)     (10,865,106)      (7,539,385)      (5,768,367)
 Capital share transactions: (Note 2)
  Class A .............................................      40,666,725       14,607,058       55,372,039       31,406,147
  Class C .............................................      14,762,426        4,302,474               --               --
                                                          ----------------------------------------------------------------
 Total capital share transactions .....................      55,429,151       18,909,532       55,372,039       31,406,147
   Net increase in net assets .........................      56,179,911       24,481,638       56,053,423       34,829,775
Net assets:
 Beginning of year ....................................     212,279,134      187,797,496      139,544,945      104,715,170
                                                          ----------------------------------------------------------------
 End of year ..........................................   $ 268,459,045    $ 212,279,134    $ 195,598,368    $ 139,544,945
                                                          ----------------------------------------------------------------
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
 included in net assets:
End of year ...........................................   $    (150,586)   $     (93,984)   $      66,835    $     164,161
                                                          ----------------------------------------------------------------


142                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                                      FRANKLIN HIGH YIELD                 FRANKLIN INDIANA
                                                                      TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                              ------------------------------------------------------------------
                                                                    1999               1998             1999            1998
                                                              ------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................   $   360,598,786    $   312,993,540    $  2,916,062    $  2,875,486
  Net realized gain from investments ......................        21,319,398         37,029,261         133,302         578,277
  Net unrealized appreciation (depreciation) on investments      (120,400,244)       187,205,403        (141,351)        886,955
                                                              ------------------------------------------------------------------
  Net increase in net assets resulting from operations ....       261,517,940        537,228,204       2,908,013       4,340,718
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................      (332,249,669)      (293,671,375)     (2,944,395)     (2,896,065)
   Class B ................................................           (46,213)                --              --              --
   Class C ................................................       (27,314,370)       (16,003,246)             --              --
 In excess of net investment income:
   Class A ................................................                --         (4,570,398)             --              --
 Net realized gains:
   Class A ................................................        (7,966,666)                --        (157,423)        (97,364)
   Class C ................................................          (819,741)                --              --              --
                                                              ------------------------------------------------------------------
 Total distributions to shareholders ......................      (368,396,659)      (314,245,019)     (3,101,818)     (2,993,429)
 Capital share transactions: (Note 2)
  Class A .................................................       342,918,876      1,028,368,708       4,564,399       2,158,623
  Class B .................................................        15,504,687                 --              --              --
  Class C .................................................       217,918,008        215,193,396              --              --
                                                              ------------------------------------------------------------------
 Total capital share transactions .........................       576,341,571      1,243,562,104       4,564,399       2,158,623
   Net increase in net assets .............................       469,462,852      1,466,545,289       4,370,594       3,505,912
Net assets:
 Beginning of year ........................................     6,166,202,821      4,699,657,532      54,643,229      51,137,317
                                                              ------------------------------------------------------------------
 End of year ..............................................   $ 6,635,665,673    $ 6,166,202,821    $ 59,013,823    $ 54,643,229
                                                              ------------------------------------------------------------------
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
 included in net assets:
End of year ...............................................   $    (3,528,808)   $    (4,517,342)   $     67,119    $     95,452
                                                              ------------------------------------------------------------------


                       See notes to financial statements.                    143

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                                 FRANKLIN MICHIGAN                FRANKLIN NEW JERSEY
                                                                TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                          ----------------------------------------------------------------
                                                                1999             1998            1999             1998
                                                          ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................   $     647,911    $     368,771    $  35,124,421    $  33,244,244
  Net realized gain (loss) from investments ...........         (33,373)          21,364          596,765        2,902,623
  Net unrealized appreciation on investments ..........         124,833          425,437        2,362,264       14,172,961
                                                          ----------------------------------------------------------------
   Net increase in net assets resulting from operations         739,371          815,572       38,083,450       50,319,828
 Distributions to shareholders from:
  Net investment income:
   Class A ............................................        (659,124)        (370,383)     (33,973,510)     (32,627,862)
   Class C ............................................              --               --       (1,728,570)        (995,986)
  Net realized gains:
   Class A ............................................         (21,402)              --               --               --
                                                          ----------------------------------------------------------------
 Total distributions to shareholders ..................        (680,526)        (370,383)     (35,702,080)     (33,623,848)
 Capital share transactions: (Note 2)
  Class A .............................................       7,790,981        4,938,273       42,629,937       46,163,845
  Class C .............................................              --               --       20,454,134       14,421,458
                                                          ----------------------------------------------------------------
 Total capital share transactions .....................       7,790,981        4,938,273       63,084,071       60,585,303
Net increase in net assets ............................       7,849,826        5,383,462       65,465,441       77,281,283
Net assets:
 Beginning of year ....................................       9,267,592        3,884,130      665,067,748      587,786,465
                                                          ----------------------------------------------------------------
 End of year ..........................................   $  17,117,418    $   9,267,592    $ 730,533,189    $ 665,067,748
                                                          ----------------------------------------------------------------
Undistributed net investment income
 included in net assets:
 End of year ..........................................   $      32,280    $      43,531    $      74,948    $     652,607
                                                          ----------------------------------------------------------------


144                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998


                                                                     FRANKLIN OREGON                FRANKLIN PENNSYLVANIA
                                                                   TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                              ----------------------------------------------------------------
                                                                   1999             1998             1999             1998
                                                              ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................   $  23,901,350    $  21,984,674    $  39,708,987    $  38,371,049
  Net realized gain from investments ......................       1,677,443        3,490,454        1,071,826        6,524,504
  Net unrealized appreciation (depreciation) on investments      (1,943,787)       7,488,709       (2,242,080)      15,000,707
                                                              ----------------------------------------------------------------
   Net increase in net assets resulting from operations ...      23,635,006       32,963,837       38,538,733       59,896,260
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................     (23,518,284)     (21,486,828)     (38,182,843)     (37,844,881)
   Class C ................................................      (1,142,332)        (516,221)      (1,526,144)        (900,095)
  In excess of net investment income:
   Class A ................................................              --               --         (418,611)        (393,721)
   Class C ................................................              --               --          (16,732)          (2,828)
  Net realized gains:
   Class A ................................................              --               --         (985,591)      (9,091,610)
   Class C ................................................              --               --          (51,198)        (252,851)
                                                              ----------------------------------------------------------------
 Total distributions to shareholders ......................     (24,660,616)     (22,003,049)     (41,181,119)     (48,485,986)
 Capital share transactions: (Note 2)
  Class A .................................................      57,633,801       32,371,580       48,325,952       43,708,763
  Class C .................................................      17,049,844        8,533,540       16,135,478       13,647,815
                                                              ----------------------------------------------------------------
 Total capital share transactions .........................      74,683,645       40,905,120       64,461,430       57,356,578
   Net increase in net assets .............................      73,658,035       51,865,908       61,819,044       68,766,852
Net assets:
 Beginning of year ........................................     442,968,645      391,102,737      739,040,504      670,273,652
                                                              ----------------------------------------------------------------
 End of year ..............................................   $ 516,626,680    $ 442,968,645    $ 800,859,548    $ 739,040,504
                                                              ----------------------------------------------------------------
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
 included in net assets:
End of year ...............................................   $     692,530    $   1,451,796    $    (831,892)   $    (396,549)
                                                              ----------------------------------------------------------------


                       See notes to financial statements.                    145

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                                FRANKLIN PUERTO RICO
                                                                TAX-FREE INCOME FUND
                                                          ------------------------------
                                                                1999             1998
                                                          ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................   $  10,900,493    $  10,756,182
  Net realized gain from investments ..................         836,253          166,654
  Net unrealized appreciation on investments ..........         296,087        6,082,031
                                                          ------------------------------
   Net increase in net assets resulting from operations      12,032,833       17,004,867
 Distributions to shareholders from:
  Net investment income:
   Class A ............................................     (10,664,385)     (10,578,866)
   Class C ............................................        (236,108)        (117,117)
  In excess of net investment income:
   Class A ............................................        (112,508)              --
   Class C ............................................          (2,491)              --
  Net realized gains:
   Class A ............................................        (682,528)        (237,542)
   Class C ............................................         (19,507)          (2,435)
                                                          ------------------------------
 Total distributions to shareholders ..................     (11,717,527)     (10,935,960)
 Capital share transactions: (Note 2)
  Class A .............................................       8,116,885       11,808,017
  Class C .............................................       3,431,283        1,858,374
                                                          ------------------------------
 Total capital share transactions .....................      11,548,168       13,666,391
   Net increase in net assets .........................      11,863,474       19,735,298
Net assets:
 Beginning of year ....................................     213,939,736      194,204,438
                                                          ------------------------------
 End of year ..........................................   $ 225,803,210    $ 213,939,736
                                                          ------------------------------
Accumulated distributions in excess of net
investment income included in net assets:
 End of year ..........................................   $    (162,258)   $     (47,259)
                                                          ------------------------------


146                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-eight separate series (the Funds). All Funds included in this report are diversified except the Franklin Connecticut Tax-Free Income Fund, the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin Michigan Tax-Free Income Fund. The Funds' investment objective is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Franklin High Yield Tax-Free Income Fund began offering a new class of shares, Class B. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

CLASS A                                             CLASS A & CLASS C                      CLASS A, CLASS B, & CLASS C
--------------------------------------------------------------------------------------------------------------------------
Federal Intermediate-Term Tax-Free Income Fund      Arizona Tax-Free Income Fund           High Yield Tax-Free Income Fund
Indiana Tax-Free Income Fund                        Colorado Tax-Free Income Fund
Michigan Tax-Free Income Fund                       Connecticut Tax-Free Income Fund
                                                    New Jersey Tax-Free Income Fund
                                                    Oregon Tax-Free Income Fund
                                                    Pennsylvania Tax-Free Income Fund
                                                    Puerto Rico Tax-Free Income Fund

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

At February 28, 1999, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                            FRANKLIN ARIZONA            FRANKLIN COLORADO         FRANKLIN CONNECTICUT
                                          TAX-FREE INCOME FUND        TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                        ---------------------------------------------------------------------------------
CLASS A SHARES:                           SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                                        ---------------------------------------------------------------------------------
Year ended February 28, 1999
 Shares sold ........................   11,526,533   $131,398,899    4,827,831   $ 58,439,307    5,343,819   $ 60,218,484
 Shares issued in reinvestment of
  distributions .....................    1,678,671     19,132,729      655,996      7,932,374      494,190      5,562,097
 Shares redeemed ....................   (8,347,885)   (95,234,599)  (2,479,532)   (29,976,169)  (2,231,916)   (25,113,856)
                                        ---------------------------------------------------------------------------------
Net increase ........................    4,857,319   $ 55,297,029    3,004,295   $ 36,395,512    3,606,093   $ 40,666,725
                                        ---------------------------------------------------------------------------------
Year ended February 28, 1998
 Shares sold ........................   10,989,623   $124,544,786    4,200,877   $ 49,956,273    3,158,359   $ 34,854,687
 Shares issued in reinvestment of
  distributions .....................    1,709,572     19,390,926      602,905      7,203,365      434,591      4,800,239
 Shares redeemed ....................   (8,792,791)   (99,518,502)  (2,852,691)   (34,021,637)  (2,268,367)   (25,047,868)
                                        ---------------------------------------------------------------------------------
Net increase ........................    3,906,404   $ 44,417,210    1,951,091   $ 23,138,001    1,324,583   $ 14,607,058
                                        ---------------------------------------------------------------------------------

CLASS C SHARES:
Year ended February 28, 1999
 Shares sold ........................    1,020,350   $ 11,705,629    1,064,599   $ 12,955,209    1,442,047   $ 16,291,315
 Shares issued in reinvestment of
  distributions .....................       48,448        555,594       47,188        573,490       36,934        417,159
 Shares redeemed ....................     (247,506)    (2,836,757)    (195,768)    (2,385,312)    (172,113)    (1,946,048)
                                        ---------------------------------------------------------------------------------
Net increase ........................      821,292   $  9,424,466      916,019   $ 11,143,387    1,306,868   $ 14,762,426
                                        ---------------------------------------------------------------------------------
Year ended February 28, 1998
 Shares sold ........................      944,093   $ 10,786,657      465,522   $  5,579,219      471,457   $ 5,230,031
 Shares issued in reinvestment of
  distributions .....................       29,661        338,868       26,102        313,854       15,933       176,704
 Shares redeemed ....................     (196,079)    (2,245,036)     (76,937)      (921,539)     (99,234)   (1,104,261)
                                        ---------------------------------------------------------------------------------
Net increase ........................      777,675   $  8,880,489      414,687   $  4,971,534      388,156   $ 4,302,474
                                        ---------------------------------------------------------------------------------

                                               FRANKLIN
                                        FEDERAL INTERMEDIATE-TERM       FRANKLIN HIGH YIELD
                                           TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                        ---------------------------------------------------------
CLASS A SHARES:                            SHARES        AMOUNT        SHARES          AMOUNT
                                        ---------------------------------------------------------
Year ended February 28, 1999
 Shares sold                            11,604,328   $130,996,084   109,439,514   $ 1,270,904,703
 Shares issued in reinvestment
  of distributions                         424,605      4,788,679    12,599,576       146,168,778
 Shares redeemed                        (7,120,171)   (80,412,724)  (92,381,330)   (1,074,154,605)
                                        ---------------------------------------------------------
Net increase                             4,908,762   $ 55,372,039    29,657,760   $   342,918,876
                                        ---------------------------------------------------------
Year ended February 28, 1998
 Shares sold                             7,621,870   $ 84,314,187   131,051,149   $ 1,501,048,680
 Shares issued in reinvestment
  of distributions                         314,345      3,475,067    10,564,487       120,432,053
 Shares redeemed                        (5,106,923)   (56,383,107)  (52,168,755)     (593,112,025)
                                        ---------------------------------------------------------
Net increase                             2,829,292   $ 31,406,147    89,446,881   $ 1,028,368,708
                                        ---------------------------------------------------------

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                        FRANKLIN HIGH YIELD
                                                        TAX-FREE INCOME FUND
                                                     ---------------------------
CLASS B SHARES:                                        SHARES          AMOUNT
                                                     ---------------------------
Period ended February 28, 1999(1)
 Shares sold ..................................       1,351,940    $  15,588,944
 Shares issued in reinvestment of distributions           1,920           22,138
 Shares redeemed ..............................          (9,204)        (106,395)
                                                     ---------------------------
Net increase ..................................       1,344,656    $  15,504,687
                                                     ---------------------------
CLASS C SHARES:
Year ended February 28, 1999
 Shares sold ..................................      23,491,348    $ 274,591,698
 Shares issued in reinvestment of distributions       1,434,609       16,744,689
 Shares redeemed ..............................      (6,290,089)     (73,418,379)
                                                     ---------------------------
Net increase ..................................      18,635,868    $ 217,918,008
                                                     ---------------------------
Year ended February 28, 1998
 Shares sold ..................................      20,703,147    $ 237,559,146
 Shares issued in reinvestment of distributions         787,176        9,048,976
 Shares redeemed ..............................      (2,737,903)     (31,414,726)
                                                     ---------------------------
Net increase ..................................      18,752,420    $ 215,193,396
                                                     ---------------------------

(1) For the period January 1, 1999 (effective date) to February 28, 1999.

                                          FRANKLIN INDIANA                 FRANKLIN MICHIGAN               FRANKLIN NEW JERSEY
                                        TAX-FREE INCOME FUND              TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                      ----------------------------------------------------------------------------------------------
CLASS A SHARES:                        SHARES           AMOUNT           SHARES           AMOUNT         SHARES           AMOUNT
                                      ----------------------------------------------------------------------------------------------
Year ended February 28, 1999
 Shares sold .................         693,824    $   8,363,007          873,005    $   9,679,445        9,025,737    $ 107,896,711
 Shares issued in reinvestment
  of distributions ...........         147,232        1,774,634           34,684          384,353        1,485,157       17,759,368
 Shares redeemed .............        (462,563)      (5,573,242)        (205,659)      (2,272,817)      (6,947,075)     (83,026,142)
                                      ----------------------------------------------------------------------------------------------
Net increase .................         378,493    $   4,564,399          702,030    $   7,790,981        3,563,819    $  42,629,937
                                      ----------------------------------------------------------------------------------------------
Year ended February 28, 1998
 Shares sold .................         579,644    $   6,873,674          551,576    $   5,829,785        8,712,865    $ 102,237,548
 Shares issued in reinvestment
  of distributions ...........         134,539        1,599,765           23,331          248,616        1,409,016       16,532,393
 Shares redeemed .............        (531,972)      (6,314,816)        (106,557)      (1,140,128)      (6,187,043)     (72,606,096)
                                      ----------------------------------------------------------------------------------------------
Net increase .................         182,211    $   2,158,623          468,350    $   4,938,273        3,934,838    $  46,163,845
                                      ----------------------------------------------------------------------------------------------
CLASS C SHARES:
Year ended February 28, 1999
 Shares sold .................                                                                           2,039,721    $  24,514,544
 Shares issued in reinvestment
  of distributions ...........                                                                              92,442        1,111,258
 Shares redeemed .............                                                                            (430,504)      (5,171,668)
Net increase .................                                                                           1,701,659    $  20,454,134
Year ended February 28, 1998
 Shares sold .................                                                                           1,400,159    $  16,481,996
 Shares issued in reinvestment
  of distributions ...........                                                                              58,051          685,807
 Shares redeemed .............                                                                            (232,294)      (2,746,345)
                                                                                                         ---------------------------
Net increase .................                                                                           1,225,916    $  14,421,458
                                                                                                         ---------------------------

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                          FRANKLIN OREGON                 FRANKLIN PENNSYLVANIA             FRANKLIN PUERTO RICO
                                        TAX-FREE INCOME FUND              TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                    ------------------------------------------------------------------------------------------------
CLASS A SHARES:                        SHARES          AMOUNT            SHARES          AMOUNT            SHARES          AMOUNT
                                    ------------------------------------------------------------------------------------------------
Year ended February 28, 1999
 Shares sold .................       7,610,561    $  90,155,831       10,273,081    $ 108,316,940        2,024,140    $  24,064,112
 Shares issued in reinvestment
  of distributions ...........       1,100,982       13,038,139        1,721,278       18,145,017          469,863        5,585,862
 Shares redeemed .............      (3,846,398)     (45,560,169)      (7,413,012)     (78,136,005)      (1,811,759)     (21,533,089)
                                    ------------------------------------------------------------------------------------------------
Net increase .................       4,865,145    $  57,633,801        4,581,347    $  48,325,952          682,244    $   8,116,885
                                    ------------------------------------------------------------------------------------------------
Year ended February 28, 1998
 Shares sold .................       5,268,610    $  61,496,989        9,004,492    $  94,158,052        2,415,410    $  28,143,369
 Shares issued in reinvestment
  of distributions ...........       1,035,752       12,096,370        2,121,558       22,217,555          447,385        5,214,315
 Shares redeemed .............      (3,535,934)     (41,221,779)      (6,956,391)     (72,666,844)      (1,854,307)     (21,549,667)
                                    ------------------------------------------------------------------------------------------------
Net increase .................       2,768,428    $  32,371,580        4,169,659    $  43,708,763        1,008,488    $  11,808,017
                                    ------------------------------------------------------------------------------------------------
CLASS C SHARES:
Year ended February 28, 1999
 Shares sold .................       1,560,923    $  18,592,323        1,872,749    $  19,847,633          361,675    $   4,306,325
 Shares issued in reinvestment
  of distributions ...........          70,444          839,644           96,080        1,017,661           13,159          156,658
 Shares redeemed .............        (199,919)      (2,382,123)        (447,006)      (4,729,816)         (86,636)      (1,031,700)
                                    ------------------------------------------------------------------------------------------------
Net increase .................       1,431,448    $  17,049,844        1,521,823    $  16,135,478          288,198    $   3,431,283
                                    ------------------------------------------------------------------------------------------------
Year ended February 28, 1998
 Shares sold .................         784,427    $   9,219,159        1,410,008    $  14,834,384          194,122    $   2,272,453
 Shares issued in reinvestment
  of distributions ...........          31,773          373,918           73,526          774,170            5,468           63,947
 Shares redeemed .............         (90,512)      (1,059,537)        (186,019)      (1,960,739)         (40,740)        (478,026)
                                    ------------------------------------------------------------------------------------------------
Net increase .................         725,688    $   8,533,540        1,297,515    $  13,647,815          158,850    $   1,858,374
                                    ------------------------------------------------------------------------------------------------


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Investment Advisory Services, Inc. (Investment Advisory), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment managers, principal underwriter, transfer agent, and administrative manager, respectively.

The Franklin Connecticut Tax-Free Income Fund and the remaining funds pay an investment management fee to Investment Advisory and Advisers, respectively, based on the average net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE   MONTH-END NET ASSETS
       ---------------------------------------------------------------
         .625%     First $100 million
         .500%     Over $100 million, up to and including $250 million
         .450%     In excess of $250 million

Under agreements with Investment Advisory and Advisers, FT Services provides administrative services to the Funds. The fee is paid by Investment Advisory and Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin Michigan Tax-Free Income Fund, as noted in the Statements of Operations.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                                               FRANKLIN
                                        FRANKLIN     FRANKLIN    FRANKLIN       FEDERAL      FRANKLIN      FRANKLIN
                                        ARIZONA      COLORADO   CONNECTICUT  INTERMEDIATE-  HIGH YIELD     INDIANA
                                        TAX-FREE     TAX-FREE    TAX-FREE    TERM TAX-FREE   TAX-FREE      TAX-FREE
                                      INCOME FUND  INCOME FUND  INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                      -------------------------------------------------------------------------------
Net commissions received (paid) ....   $(76,889)    $(151,335)   $(197,926)    $(347,744)   $(3,795,464)    $4,517
Contingent deferred sales charges ..   $ 12,269     $  8,464     $   7,518     $   4,464    $   283,409     $   --

                                       FRANKLIN     FRANKLIN     FRANKLIN      FRANKLIN     FRANKLIN
                                       MICHIGAN     NEW JERSEY    OREGON     PENNSYLVANIA  PUERTO RICO
                                       TAX-FREE     TAX-FREE     TAX-FREE      TAX-FREE     TAX-FREE
                                      INCOME FUND  INCOME FUND  INCOME FUND   INCOME FUND  INCOME FUND
                                      ----------------------------------------------------------------
Net commissions received (paid) ....   $11,511      $(201,862)   $ 132,151    $(108,983)    $(10,699)
Contingent deferred sales charges ..   $    --      $  23,450    $  13,763    $  16,329     $  5,057

The Funds paid transfer agent fees of $4,329,703, of which $3,659,599 was paid to Investor Services.


4. INCOME TAXES

At February 28, 1999, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                FRANKLIN    FRANKLIN FEDERAL   FRANKLIN      FRANKLIN
                                               CONNECTICUT   INTERMEDIATE-     MICHIGAN       OREGON
                                                TAX-FREE     TERM TAX-FREE     TAX-FREE      TAX-FREE
                                               INCOME FUND    INCOME FUND     INCOME FUND   INCOME FUND
                                               --------------------------------------------------------
Capital loss carryovers expiring in: 2003 ...   $3,162,502    $       --       $    --        $ 36,444
                                     2004 ...       46,957       920,152            --              --
                                     2005 ...      322,502        99,478            --          67,453
                                     2006 ...           --        95,778            --              --
                                     2007 ...           --            --        33,373              --
                                               --------------------------------------------------------
                                                $3,531,961    $1,115,408       $33,373        $103,897
                                               --------------------------------------------------------

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At February 28, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                   FRANKLIN        FRANKLIN       FRANKLIN      FRANKLIN FEDERAL
                                   ARIZONA         COLORADO      CONNECTICUT     INTERMEDIATE-
                                   TAX-FREE        TAX-FREE       TAX-FREE       TERM TAX-FREE
                                  INCOME FUND     INCOME FUND    INCOME FUND      INCOME FUND
                                  --------------------------------------------------------------
Investments at cost ............  $831,278,248   $300,359,139   $250,338,921     $187,361,831
                                  --------------------------------------------------------------
Unrealized appreciation ........  $ 51,499,410   $ 18,477,819   $ 15,382,080     $  7,663,180
Unrealized depreciation ........    (1,691,794)      (204,798)      (187,363)        (491,956)
                                  --------------------------------------------------------------
Net unrealized appreciation ....  $ 49,807,616   $ 18,273,021   $ 15,194,717     $  7,171,224
                                  --------------------------------------------------------------

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)


4. INCOME TAXES (CONT.)

                                   FRANKLIN             FRANKLIN             FRANKLIN             FRANKLIN
                                  HIGH YIELD            INDIANA              MICHIGAN            NEW JERSEY
                                   TAX-FREE             TAX-FREE             TAX-FREE             TAX-FREE
                                  INCOME FUND          INCOME FUND          INCOME FUND          INCOME FUND
                                ------------------------------------------------------------------------------
Investments at cost .........   $ 6,220,381,266      $    55,630,869      $    16,234,216      $   680,354,419
                                ------------------------------------------------------------------------------
Unrealized appreciation .....   $   444,690,683      $     3,711,562      $       644,702      $    46,786,602
Unrealized depreciation .....      (114,495,841)             (26,288)             (26,000)            (357,028)
                                ------------------------------------------------------------------------------
Net unrealized appreciation .   $   330,194,842      $     3,685,274      $       618,702      $    46,429,574
                                ------------------------------------------------------------------------------

                                    FRANKLIN           FRANKLIN           FRANKLIN
                                     OREGON          PENNSYLVANIA        PUERTO RICO
                                    TAX-FREE           TAX-FREE           TAX-FREE
                                   INCOME FUND        INCOME FUND        INCOME FUND
                                  ---------------------------------------------------
Investments at cost .........     $ 511,636,176      $ 750,024,735      $ 207,722,364
                                  ---------------------------------------------------
Unrealized appreciation .....     $  27,593,338      $  47,377,968      $  15,264,452
Unrealized depreciation .....          (207,663)          (495,725)           (50,608)
                                  ---------------------------------------------------
Net unrealized appreciation .     $  27,385,675      $  46,882,243      $  15,213,844
                                  ---------------------------------------------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 28, 1999, were as follows:

                 FRANKLIN           FRANKLIN            FRANKLIN      FRANKLIN FEDERAL      FRANKLIN            FRANKLIN
                 ARIZONA            COLORADO          CONNECTICUT      INTERMEDIATE-       HIGH YIELD           INDIANA
                 TAX-FREE           TAX-FREE            TAX-FREE       TERM TAX-FREE        TAX-FREE            TAX-FREE
                INCOME FUND        INCOME FUND        INCOME FUND       INCOME FUND        INCOME FUND         INCOME FUND
              -------------------------------------------------------------------------------------------------------------
Purchases .   $  174,922,140     $   80,480,811     $   67,344,295     $   73,359,722     $1,693,788,732     $   14,667,411
Sales .....   $  119,958,401     $   37,331,632     $   13,573,532     $   26,476,275     $1,178,126,292     $   10,495,372

                    FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN
                    MICHIGAN          NEW JERSEY           OREGON          PENNSYLVANIA       PUERTO RICO
                    TAX-FREE           TAX-FREE           TAX-FREE           TAX-FREE           TAX-FREE
                   INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND       INCOME FUND
                  ----------------------------------------------------------------------------------------
Purchases ....    $  9,431,400       $104,152,300       $132,382,727       $137,435,546       $ 57,402,546
Sales ........    $  1,968,903       $ 37,383,597       $ 50,554,688       $ 84,188,349       $ 43,774,393

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Yield Tax-Free Income Fund has 38.4% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At February 28, 1999, the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund held defaulted securities with a value aggregating $1,092,000 and $21,060,000 representing .56% and .32%, respectively, of the Funds' net assets. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

The Funds have investments in excess of 10% of their total net assets in their respective states or U.S. territories and possessions except the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund, which have investments in excess of 10% of their total net assets in the states of California or New York. Such concentration may subject the Funds more significantly to economic changes occurring within those states.

FRANKLIN TAX-FREE TRUST
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN TAX-FREE TRUST:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the eleven funds included in the report, which are part of the Franklin Tax-Free Trust, (hereafter referred to as the "Trust") at February 28, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
April 2, 1999

FRANKLIN TAX-FREE TRUST
Tax Information


Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended February 28, 1999:

Franklin Arizona Tax-Free Income Fund ...................................................................   $  3,802,669
Franklin Colorado Tax-Free Income Fund ..................................................................   $  1,022,077
Franklin High Yield Tax-Free Income Fund ................................................................   $ 10,392,475
Franklin Indiana Tax-Free Income Fund ...................................................................   $     72,701
Franklin New Jersey Tax-Free Income Fund ................................................................   $    200,885
Franklin Pennsylvania Tax-Free Income Fund ..............................................................   $  1,050,917
Franklin Puerto Rico Tax-Free Income Fund ...............................................................   $    836,253

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 1999.



154

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